UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                  811-07989

                               Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800

                                            Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Kathryn Koch

Metropolitan West Funds

865 South Figueroa Street, Suite 1800

                                       Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

MARCH 31
2023
ANNUAL REPORT

METWEST FUNDS

AlphaTrak 500 Fund

Corporate Bond Fund

ESG Securitized Fund

Flexible Income Fund

Floating Rate Income Fund

High Yield Bond Fund

Intermediate Bond Fund

Investment Grade Credit Fund

Low Duration Bond Fund

Opportunistic High Income Credit Fund

Strategic Income Fund

Total Return Bond Fund

Ultra Short Bond Fund

Unconstrained Bond Fund

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Metropolitan West Funds
Table of Contents	March 31, 2023

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Annual Report for the Funds for the period ended March 31, 2023. While long in the making, it was just twelve months ago which saw the culmination of the Fed’s rate hiking regime, bringing forth now 475 basis points (bps) of tightening of the Federal Funds rate in an attempt to curb the persistence of inflation. With this surge higher in rates, fixed income pricing faced weakness during the period, reflected in the asset levels of the Fund complex, which ended the period at $70.9 billion. These challenges notwithstanding, higher yields do imply an improved return outlook going forward and the attendant volatility brings opportunity for our teams to apply their hallmark discipline to find value for client assets across the Fund complex.

The March 31, 2023 Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West ESG Securitized Fund	M-Class (MWERX), I-Class (MWESX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)
Metropolitan West Opportunistic High Income Credit Fund	M-Class (MWORX), I-Class (MWOPX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX), Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

Economic Review and Market Environment

Much as any year brings its share of the unexpected, possibly the biggest surprise of 2022 was the Fed finding a long-lost resolve in the face of a capital markets-wide selloff precipitated by historically high, persistent inflation catalyzed by the pandemic (though seeded decades prior). Although late to take action to combat pricing pressures, the Fed initiated its aggressive tightening measures in March 2022 to eventually get through four consecutive 75 basis point (bps) increases to the Fed Funds rate, followed by an additional 50 bps bump in December, bringing the target range to 4.25% to 4.50% by the end of the year. Pricing weakness was felt across asset classes with broad stock and bond measures dropping more than 15% in 2022, a first for the record books and a nemesis to diversification. After the decidedly grim year for capital markets, 2023 kicked off to considerably more optimism as investors began to foresee an end to, and possible easing from, the Fed’s aggressive tightening since the prior March. Three days into February, however, a blowout jobs number followed a week or so later by stubbornly high inflation prints had Jerome Powell reasserting restrictive monetary policy and the 2-Year U.S. Treasury climbing to its highest level since 2007. Though not all of the year-opening rally was forfeited, it was clear that the path forward was unlikely to be idyllic and volatility-free, with wide speculation that the Fed was on path to “break something.” This was ultimately borne out in March, as the first signs of fallout from 450 basis points of rate hikes came to light: losses from long-dated Treasury holdings and concentrated deposit risk had built up gradually, but ultimately accelerated to result in the second and third largest bank failures in U.S. history (Silicon Valley Bank and Signature Bank). Decisive responses by authorities assuaged worries of a broader crisis and fueled a rebound into the end of March, but not before rate volatility surged, capital market activity stalled and markets shifted focus from systemic banking risks to the longer-term implications on growth, with recast expectations for Fed policy cuts in 2023.

With recessionary fears developing on the Fed tightening, equity returns were broadly negative over the past year, notwithstanding the rally to start 2023, with the S&P 500 Index dropping 7.8% during the period. Meanwhile, fixed income markets followed a similar trajectory (i.e., rallying in 1Q23 on lower Treasury yields), and the Bloomberg U.S. Aggregate Bond Index delivered a year-over-year loss of 4.8%. Credit markets significantly underperformed in 2022 as spiking rates and then worries on growth had investors recalibrating risk premiums. Investment grade corporates fell roughly 5.6% for the twelve-month period, weighed down most notably by financials amid the banking sector effects, first from significant issuance through 2022 and then from the first quarter turmoil. Meanwhile, high yield credit fared slightly better than investment grade on an absolute basis, though still was down 3.4%. Not surprisingly, the lower-quality cohort of CCC-rated issues notably underperformed against the volatile

1 / Annual Report March 2023

backdrop, losing 8.6%, while BB- and B-rated issues held in and were down more modestly, at 1.9% and 3.8%, respectively. Within securitized, agency mortgage-backed securities (MBS) faced headwinds of policy uncertainty, rate volatility and banking sector concerns and weakened to levels similar to where they were in 2008, ultimately delivering an Index-like 4.9% decline and lagging comparable duration Treasuries. Among the other securitized sectors, commercial MBS (CMBS) were off approximately 3.9%, weighed down by non-agency backed collateral. Finally, asset-backed securities (ABS), predominantly floating rate in nature, were one of the top performing fixed income sectors, with a positive performance profile of 0.4%.

The Economy and Market Ahead

It is too early to say if the bank crises experienced in 1Q are contained or harbingers of additional stress to come. However, one thing is clear; the fallout of these institutions revealed the lagged effects of coordinated aggressive rate-hiking regimes. In short, inverted yield curves do not just signal recessions, but also cause them – the option to borrow in the short-term from depositors and lend long has become a losing trade under a steeply inverted yield curve regime. Thus, the result will be an ongoing tightening of financial conditions and a squeezing of credit to the detriment of overleveraged borrowers. Consequently, and as already seen, the unwind of longstanding monetary accommodation is going to be volatile. Notwithstanding this potential for collateral damage in the broader market, central banks globally continue to reiterate their resolve in slowing inflation. Furthermore, while the banking sector turmoil experienced in the first quarter appears contained, at least for now, disruption in the financial system will no doubt leave its mark on the real economy. More specifically, increased conservatism in the sector (i.e., tighter lending standards, especially at smaller banks), alongside increased regulatory oversight, together signal that overall credit conditions will be tighter going forward, thus having a significant impact on credit availability. In short, it is no surprise that the Fed’s aggressive rate hiking regime will have impacts that are “long and variable” in nature and despite the apparent attempt to disentangle macro-prudential tools and financial stability tools, there are likely to be accidents along the way.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month-end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

M-Class (MWATX)

For the twelve-month period ending March 31, 2023, the MetWest AlphaTrak 500 Fund (“Fund”) fell 9.77% (net of fees), finishing behind the S&P 500 Index (“Index”) by 204 bps. Underperformance for the period stemmed largely from the Fund’s allocation to residential mortgage-backed securities (MBS) as both agency and non-agency MBS lagged during the year. The sharp rise in U.S. Treasury yields weighed heavily on the agency MBS basis as the accompanying rise in mortgage rates quickly moved a large majority of the MBS Index out of the money, resulting in extended durations that exacerbated downward price movements. Though the sector had strong months during the period (July, November, January), the sustained volatility throughout the year ultimately resulted in negative excess returns and held back Fund performance. Non-agency MBS similarly underperformed as yield spreads widened amid elevated rates and macro volatility, though favorable issue selection among the Fund’s holdings of newer issued, re-securitized “2.0” bonds positively impacted returns and largely offset the sector drag. Rounding out the securitized exposure were positions higher in the capital structure of non-agency CMBS and ABS deals, including senior tranches of single asset, single borrower deals and AAA-rated CLOs (collateralized loan obligations). While both the broader CMBS and ABS sectors trailed duration-matched Treasuries for the year, Fund holdings outperformed and were accretive to performance. The Fund’s single asset, single borrower CMBS positions emphasized high quality properties and sponsors with bonds that offered robust credit enhancement and attractive compensation, while CLO holdings similarly carried attractive yields and stable duration profiles. Away from securitized, the allocation to short corporate credit benefitted performance owing largely to issue selection, driven by high quality, senior positions in large money center banking names, with further contributions from holdings in the Fund’s preferred defensive sectors including communications and non-cyclicals.

Though lower over the first quarter, rates still skew high given the risk of recession. Short-term yields remain above an apparent equilibrium, thus informing a duration position of approximately 1.3 years, with an emphasis on the front end of the yield curve. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and fundamentally sound money center banks among financials. Within securitized products, agency MBS represents a sizable position given the government-guaranteed nature, strong liquidity, and attractive

Annual Report March 2023 / 2

spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted, though there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, ABS exposure tends to be focused on CLOs and federally-guaranteed student loans. CLOs in particular offer good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	16.03%	-9.77%	18.04%	10.39%	12.47%	7.40%

S&P 500 Index	15.62%	-7.73%	18.60%	11.18%	12.23%	7.30%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

For the twelve-month period ending March 31, 2023, the MetWest Corporate Bond Fund – I Class (“Fund”) fell 5.79% (net of fees), trailing the Bloomberg U.S. Corporate Index (“Index”) by approximately 24 bps. An underweight to industrial credit weighed on relative performance as the sector led the corporate market during the period, while financial institutions, which represented an overweight in the Fund, lagged both Treasuries and the broader corporate market on a duration-adjusted basis, weighed down by brokers, REITs (real estate investment trusts), and life insurance sectors. Issue selection among corporates was mixed, with the relative underweight to the commodity-sensitive energy sector further holding back performance as it was one of the best performers during the period, owing to surging gas prices and increased demand for travel amid a further loosening of global COVID restrictions. Meanwhile, the overweight to communications and consumer non-cyclicals contributed as both sectors outpaced Treasuries and the broader corporate market on a duration-adjusted basis. Rising yield premiums and more attractive valuations across a large swath of the corporate market in the second and third quarter of 2022 informed an expansion of the risk budget and increased allocation to corporates, though these additions made during times of spread widening weighed on immediate performance. Consistent with the team’s disciplined relative approach, these positions were subsequently trimmed into the rallying market environments throughout November and early in the first quarter of 2023, crystalizing gains in the Fund. While the Fund’s corporate exposure fluctuated throughout the year, the allocation to banks grew as programmatic issuance pushed yield spreads wider despite what the team believes to be solid fundamentals and capitalization levels across large money center banks. An emphasis on senior paper from these high quality, well capitalized banks significantly contributed to performance in the most recent quarter, where broader banking sector concerns weighed on the banking component of the Index.

Though lower over the quarter, rates still skew high given the risk of recession, with the 10-Year yield above an apparent equilibrium, thus informing a relative long duration position. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks with solid capital ratios and strong long-term fundamentals. Within the small allocation to securitized products, positions in CMBS and ABS remain, though caution is warranted, particularly in CMBS. However, there are still good risk-adjusted opportunities on diligent underwriting, with current exposure focused on higher quality issues.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	7.28%	-6.02%	-1.23%	—	—	2.67%
Bloomberg U.S. Corporate Index	7.26%	-5.55%	-0.54%	—	—	1.92%

MWCBX (Inception: June 29, 2018)	7.41%	-5.79%	-0.99%	—	—	2.93%

Bloomberg U.S. Corporate Index	7.26%	-5.55%	-0.54%	—	—	1.92%

3 / Annual Report March 2023

Metropolitan West ESG Securitized Fund

M-Class (MWERX), I-Class (MWESX)

For the twelve-month period ending March 31, 2023, the MetWest ESG Securitized Mutual Fund – I Class (“Fund”) fell 7.04% (net of fees), trailing the Bloomberg U.S. MBS Index (“Index”) by 219 bps. Underperformance was driven primarily by the Fund’s overweight exposure to non-agency CMBS. While holdings were focused on highly-rated single asset, single borrower deals, the market was weighted down at various points in the year by investors fulfilling liquidity needs during risk off periods and concerns about tighter credit conditions in the banking sector. Relative performance was also challenged by exposure to solar ABS, as the sector saw a longer duration extension due to rate volatility which, when combined with lower liquidity, led to underperformance. Meanwhile, the Fund’s structural underweight to agency MBS contributed to performance as the sector experienced significant underperformance versus comparable maturity Treasuries during the period due to sustained interest rate volatility. Finally, performance benefited from the Fund’s duration position which was extending as Treasury rates increased, then shortened in March as rates fell. However, this performance was slightly offset by the Fund’s curve steeping bias (overweight to 2- and 5-Year parts of the curve), which detracted as Treasury yields marched higher, led by short interest rates.

This environment will broadly continue to inform duration and curve positioning in the Fund, along with relative value considerations across securitized sectors. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Expectations are that agency MBS could be used as buy liquidity for other opportunities in market volatility, but within the targeted subset of the agency MBS universe where social characteristics, such as affordability, are prioritized along with relative value considerations. Additionally, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted. However, there are still good risk-adjusted opportunities on diligent underwriting. Exposure is focused on higher quality issues, with an emphasis on unlabeled green opportunities in the non-agency CMBS sector, specifically single-asset, single-borrower structures and underlying properties, where green attributes align better designed and more sustainable properties, with attractive credit fundamentals. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, various ABS holdings, particularly solar ABS and data centers present compelling unlabeled green opportunities, though FFELP student loans and Small Business Administration backed bond may present more compelling opportunities in the future if valuations cheapen. Regarding specific ESG-labeled opportunities, there is a small, yet growing opportunity for increased issuance within the securitized market. Issuance remains largely concentrated in sovereign and corporate green bonds, though we anticipate this will expand to other asset classes and labeled types. Overall, we expect the ESG-labeled market to grow over time as issuers’ structure bonds to meet the rising demand for these assets driven by the growth in the sustainable fund universe and ESG-related investments.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWERX (Inception: October 1, 2021)	2.50%	-7.15%	—	—	—	-8.42%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	4.72%	-4.85%	—	—	—	-6.73%

MWESX (Inception: October 1, 2021)	2.60%	-7.04%	—	—	—	-8.52%

Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	4.72%	-4.85%	—	—	—	-6.73%

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

For the twelve-month period ending March 31, 2023, the MetWest Flexible Income Fund – I Class (“Fund”) fell 1.25% (net of fees), outpacing the Bloomberg U.S. Aggregate Bond Index (“Index”) by over 350 bps. Outperformance was driven by the duration position, which remained considerably shorter than the Aggregate Index, despite being extended throughout the year as yields rose. Meanwhile, smaller contributions came from CMBS, with select IO (interest only) issues contributing. The impact from corporate credit was mixed. Communications and consumer non-cyclicals both represent sizable overweights in the Fund, though the underperformance of the sectors relative to duration-matched Treasuries weighed on returns. Meanwhile, a relative underweight to the commodity-sensitive energy sector further held back performance as it was the best performing corporate sector during the period, owing to surging gas prices and increased demand for travel amid a further loosening of global COVID restrictions. Rising yield premiums and more attractive valuations across a large swath of the corporate market in the second

Annual Report March 2023 / 4

and third quarter of 2022 informed an expansion of the risk budget and increased allocation to corporates. These additions, which were made during times of spread widening, weighed on immediate performance, but were subsequently trimmed into the rallying market environments throughout November and early in the first quarter of 2023, crystalizing gains in the Fund. Finally, additional gains were made in March 2023 with additions to existing senior Credit Suisse positions, and favorable relative value trades in bank names that saw outsized volatility during the month. Finally, issue selection within residential MBS was a sizable drag, particularly non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets.

Though lower over the quarter, rates still skew high given the risk of recession, with expectations for the front end of the curve to move meaningfully lower once the Fed ultimately starts to reduce interest rates. With regard to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Within securitized products, agency MBS represents a relative underweight overall, with an overweight to 30 year conventionals given the government-guaranteed nature, the strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted. However, there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Also in CMBS, the Fund maintains an allocation to select IO issuers where there is attractive upside potential. Finally, ABS exposure tends to be focused on CLOs, federally-guaranteed student loans, and a variety of smaller, typically non-consumer related collateral types (legal settlements, shipping containers, single-family rentals, etc.). CLOs in particular offer good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	6.56%	-1.50%	2.19%	—	—	6.10%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	—	—	1.12%

MWFEX (Inception: November 30, 2018)	6.69%	-1.25%	2.35%	—	—	6.28%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	—	—	1.12%

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)

The MetWest Floating Rate Income Fund – I Class (“Fund”) gained 1.26% (net of fees) for the twelve-month period ending March 31, 2023, trailing the Morningstar LSTA U.S. Leveraged Loan Index (“Index”) by approximately 128 bps. Relative underperformance was driven largely by sector positioning and issue selection within industrials. Consumer non-cyclicals represent one of the larger overweight positions in the strategy, though the sector lagged the broader loan universe, weighed down heavily by food/beverage and healthcare loans. Meanwhile, energy is a relatively small position in the Fund and is underweight the Index, though energy equipment and services gained over 11% during the year to finish as the top performing sector in the Index. Meanwhile, Fund holdings within capital goods and consumer cyclicals underperformed relative to Index holdings, though technology and gaming loans positively contributed to Fund performance. Away from industrials, utility and financials had a smaller negative effect on performance, largely as a result of being underweight sectors that finished ahead of the broader Index. Finally, given that higher quality loans outperformed during the year (BB-rated loans returned over 5%, while CCC fell 8%), the Fund’s minor underweight to BB deals resulted in a slight drag.

The reduction in the availability of credit as a result of recent stresses in the banking system is likely to challenge borrowers across the leveraged loan market, as even the larger and more experienced lenders and arrangers are likely to reassess lending terms and impose more lender-friendly covenants and/or compensation when syndicating deals. Added to an already challenging environment in which base rates and input costs are both drastically higher than in prior years, borrowers will need to have substantial liquidity and free cash flow to maintain easy access to capital markets in the midst of these tighter lending conditions. For more levered borrowers or those whose profits are declining amid slowing sales and inventory markdowns, they may soon

5 / Annual Report March 2023

lack the ability to service their debt, while access to funding is likely to be far more challenging without paying a premium. As such, the already-observed uptick in both downgrades and defaults through the first quarter of 2023 is likely to accelerate as growth slows and credit conditions tighten. Downgrades have thus far exceeded upgrades, while the nine defaults to start 2023 are just two shy of the total amount observed throughout all of 2022. Given that different CLO managers tend to have a modest degree of overlapping holdings, these defaults rolling through the bank loan sector are starting to affect overcollateralization levels across CLO structures, while the downgrade wave is challenging managers’ CCC concentration limits. Expectations are for an increased bid for loans slightly higher on the credit spectrum in the wake of these developments, where the Fund is currently strategically positioned to be a liquidity provider. Further, with dispersion between the lowest and highest quality segments of the market still at relatively wide levels by historical standards, and the yield on the Leveraged Loan Index near 10%, opportunities are plentiful for disciplined active management, whereby diligent fundamental analysis and judicious underwriting remain paramount to the team’s process.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	5.00%	0.96%	5.41%	2.63%	—	3.14%
Morningstar LSTA U.S. Leveraged Loan Index	5.94%	2.54%	8.52%	3.63%	—	3.83%

MWFLX (Inception: June 28, 2013)	5.10%	1.26%	5.62%	2.86%	—	3.35%
Morningstar LSTA U.S. Leveraged Loan Index	5.94%	2.54%	8.52%	3.63%	—	3.83%

MWFPX (Inception: January 29, 2021)	5.05%	1.00%	—	—	—	1.42%
Morningstar LSTA U.S. Leveraged Loan Index	5.94%	2.54%	—	—	—	2.95%

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

Against the backdrop of rising rates, the MetWest High Yield Bond Fund – I Class (“Fund”) fell 3.97% (net of fees) over the twelve-month period ending March 31, 2023, trailing the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (“Index”) by approximately 61 bps. The largest drag on returns came from the Fund’s sector positioning, specifically an overweight to consumer non-cyclicals, which was weighed down by an over 20% decline in pharmaceuticals. Also within industrials, an overweight to lagging communications was a headwind, notably the emphasis on wirelines names as the industry was one of the worst performers in the Index during the period. An underweight to top performing energy sectors such as refining and oil field services further detracted. Favorable issue selection helped offset these sector drags, with contributions coming from consumer non-cyclicals, technology, and consumer cyclical names. Within the financials, the Fund’s banking, insurance, and finance company holdings also outpaced those held in the Index. Finally, the Fund’s high quality emphasis was a slight tailwind to performance, as CCC-rated issues generally trailed BB- and B-rated cohorts.

The team maintains a relatively cautious outlook, particularly when considering that the lagged effect of the Fed’s cumulative policy tightening and its ongoing balance sheet run-off is likely to continue to challenge liquidity conditions and risk appetites across financial markets. This thesis has come to fruition in early March 2023, with financial conditions considerably tightening as the prospect of a banking crisis upended the narrative of a “soft” or “no landing” scenario. Looking forward, the team will continue to opportunistically trim exposure on strength, while adding, on weakness, to quality names with strong balance sheets, skilled management and sustainable objectives to weather this period of heightened uncertainty. Overall, an emphasis remains on what are viewed as more resilient, defensive areas of the market such as non-cyclical, recession-resistant sectors while more cyclical segments such as retail and technology represent relative underweights.

Annual Report March 2023 / 6

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	7.06%	-4.20%	3.76%	3.34%	3.13%	7.02%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	7.88%	-3.35%	5.88%	3.19%	4.09%	7.58%

MWHIX (Inception: March 31, 2003)	7.19%	-3.87%	4.06%	3.60%	3.39%	6.55%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	7.88%	-3.35%	5.88%	3.19%	4.09%	7.06%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

For the twelve-month period ending March 31, 2023, the MetWest Intermediate Bond Fund – I Class (“Fund”) fell 2.22% (net of fees), trailing the Bloomberg Intermediate U.S. Government/Credit Index (“Index”) by 56 bps. Underperformance was driven primarily by issue selection within residential MBS, particularly non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets. An additional drag came from the overweight to agency MBS, which experienced its best and worst monthly performance in history during 2022, but was ultimately weakened by sustained interest rate volatility. ABS and CMBS also detracted, but to a lesser extent, with spreads widening in both sectors as cracks in consumer strength held back ABS, while slowing retail activity and the popularization of away-from-the-office work arrangements weighed on CMBS collateral. Meanwhile, the overweight to corporate credit had little impact overall on relative returns as intermediate corporates were flat relative to Treasuries on a duration-adjusted basis, though the issue selection impact from the sector was boosted by contributions in March 2023 during what was a very volatile couple of weeks for banks. A preference for more senior areas of the banking sector helped insulate returns from the broader spread widening, while additions to existing senior Credit Suisse positions and favorable relative value trades in bank names that saw outsized volatility in March significantly boosted returns. Prior to 2023, corporate credit had been more mixed, with additions made during the year benefitting returns in periods when the sector rallied (November 2022), but resulting in a drag on performance as spreads widened throughout much of the period. Finally, though long duration versus the index for most of the period, the decline in rates in November 2022 and in 1Q 2023 drove a positive impact from duration positioning.

Though lower over the first quarter, rates still skew high given the risk of recession, with the 10-Year yield above an apparent equilibrium, thus informing a relative long duration position. With regard to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Within securitized products, agency MBS represents a sizable overweight given the government-guaranteed nature, the strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted. However, there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, ABS exposure tends to be focused on CLOs, federally-guaranteed student loans, and a variety of smaller, typically non-consumer related collateral types (legal settlements, shipping containers, single-family rentals, etc.). CLOs in particular offer good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities.

7 / Annual Report March 2023

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	4.56%	-2.32%	-0.85%	1.34%	1.20%	3.43%
Bloomberg Intermediate U.S. Government/Credit Index	3.91%	-1.66%	-1.28%	1.40%	1.32%	2.79%

MWIIX (Inception: June 28, 2002)	4.55%	-2.22%	-0.67%	1.54%	1.42%	4.21%
Bloomberg Intermediate U.S. Government/Credit Index	3.91%	-1.66%	-1.28%	1.40%	1.32%	3.16%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

For the twelve-month period ending March 31, 2023, the MetWest Investment Grade Credit Fund – I Class (“Fund”) fell 2.03% (net of fees), trailing the Bloomberg U.S. Intermediate Credit Index (“Index”) by approximately 15 bps. An underweight to industrial credit weighed on relative performance as the sector led the corporate market during the period, while financial institutions, which represented an overweight in the Fund, lagged both Treasuries and the broader corporate market on a duration-adjusted basis, weighed down by brokers, REITs, and life insurance sectors. Issue selection among corporates was mixed, with the relative underweight to the commodity-sensitive energy sector further holding back performance as it was one of the best performers during the period, owing to surging gas prices and increased demand for travel amid a further loosening of global COVID restrictions. Meanwhile, the emphasis on communications and consumer non-cyclicals contributed as both sectors outpaced Treasuries and the broader corporate market on a duration-adjusted basis. Rising yield premiums and more attractive valuations across a large swath of the corporate market in the second and third quarter of 2022 informed an expansion of the risk budget and increased allocation to corporates, though these additions made during times of spread widening weighed on immediate performance. Consistent with the team’s disciplined relative approach, these positions were subsequently trimmed into the rallying market environments throughout November and early in the first quarter of 2023, crystalizing gains in the Fund. Finally, an emphasis on senior paper from high quality, well capitalized banks significantly contributed to performance in the most recent quarter, particularly additions to existing senior Credit Suisse positions at the height of March’s volatility that subsequently benefitted from the sharp rebound of prices into quarter-end. Away from corporates, the Fund’s off-Index position in securitized products focused on residential MBS detracted from performance during the period, particularly non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets. An additional drag came from the overweight to agency MBS, which experienced its best and worst monthly performance in history during 2022, but was ultimately weakened by sustained interest rate volatility. Last, the smaller allocation to CMBS, mostly interest only positions, boosted returns.

Though lower over the quarter, rates still skew high given the risk of recession, with the 10-Year yield above an apparent equilibrium, thus informing a relative long duration position. With regard to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks with solid capital ratios and strong long-term fundamentals. Within securitized products, agency MBS remains a sizable position given the government-guaranteed nature, the strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. The strategy also maintains positions in CMBS and ABS, though caution is warranted, particularly in CMBS. However, there are still good risk-adjusted opportunities on diligent underwriting, with current exposure focused on higher quality issues.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWISX (Inception: June 29, 2018)	5.53%	-2.24%	-0.06%	—	—	2.81%
Bloomberg U.S. Intermediate Credit Index	5.05%	-1.88%	0.37%	—	—	1.97%

MWIGX (Inception: June 29, 2018)	5.64%	-2.03%	0.15%	—	—	3.02%
Bloomberg U.S. Intermediate Credit Index	5.05%	-1.88%	0.37%	—	—	1.97%

Annual Report March 2023 / 8

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

For the twelve-month period ending March 31, 2023, the MetWest Low Duration Bond Fund – I Class (“Fund”) fell 0.37% (net of fees), trailing the ICE BofA 1-3 Year U.S. Treasury Index (“Index”) by 56 bps. Underperformance was driven primarily by issue selection within residential MBS, particularly non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets. An additional drag came from the overweight to agency MBS, which experienced its best and worst monthly performance in history during 2022, but was ultimately weakened by sustained interest rate volatility. ABS modestly contributed to returns, driven by CLOs and bonds backed by student loan FFELP and auto collateral. Meanwhile, the allocation to corporate credit was a slight headwind at the sector level given short corporates modestly trailed Treasuries on a duration-adjusted basis, though issue selection contributed, especially in March 2023 during what was a very volatile couple of weeks for banks. A preference for more senior areas of the banking sector, along with additions to existing senior Credit Suisse positions and favorable relative value trades in bank names that saw outsized volatility in March, significantly boosted returns. Prior to 2023, corporate credit had been more mixed, with additions made during the year benefitting returns in periods when the sector rallied (November 2022), but resulting in a drag on performance as spreads widened throughout much of the period. Finally, the longer-than-Index duration position and overweight to 2-Year part of the curve detracted as Treasury yields marched higher throughout the period, led by short interest rates.

Though lower over the first quarter, rates still skew high given the risk of recession, with the 10-Year yield above an apparent equilibrium, thus informing a relative long duration position. With regard to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Within securitized products, agency MBS represents a sizable overweight given the government-guaranteed nature, the strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted. However, there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, ABS exposure tends to be focused on CLOs, federally-guaranteed student loans, and a variety of smaller, typically non-consumer related collateral types (legal settlements, shipping containers, single-family rentals, etc.). CLOs in particular offer good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWLDX (Inception: March 31, 1997)	3.10%	-0.46%	0.23%	1.10%	1.01%	3.15%
ICE BofA 1-3 Year U.S. Treasury Index	2.30%	0.20%	-0.81%	1.11%	0.81%	2.80%

MWLIX (Inception: March 31, 2000)	3.21%	-0.37%	0.44%	1.29%	1.23%	2.85%
ICE BofA 1-3 Year U.S. Treasury Index	2.30%	0.20%	-0.81%	1.11%	0.81%	2.42%

MWLNX (Inception: September 22, 2009)	3.22%	-0.48%	0.16%	1.01%	0.91%	2.42%
ICE BofA 1-3 Year U.S. Treasury Index	2.30%	0.20%	-0.81%	1.11%	0.81%	0.94%

Metropolitan West Opportunistic High Income Credit Fund

M-Class (MWORX), I-Class (MWOPX)

For the twelve-month period ending March 31, 2023, the MetWest Opportunistic High Income Credit Fund – I Class (“Fund”) fell 7.53% (net of fees), trailing the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (“Index”) by approximately 417 bps. Rising U.S. Treasury yields weighed on fixed income sectors, while equities fell on concerns about ongoing tightening from the central bank and the growing risk of recession. Underperformance was driven by the allocation to equities in the Fund, and the emphasis on more defensive corporate sectors like non-cyclicals, which was weighed down by an over 20% decline in pharmaceuticals, and communications, one of the worst performers in the Index during the period. An underweight to top

9 / Annual Report March 2023

performing energy sectors such as refining and oil field services further detracted. Favorable issue selection helped offset these sector drags, with contributions coming from consumer non-cyclicals, technology, and consumer cyclical names. Within financials, the Fund’s banking, insurance, and finance company holdings also outpaced those held in the Index. Finally, the Fund’s high quality emphasis was a slight tailwind to performance; lower rated cohorts lagged. Away from corporates, performance was also held back by the allocation to non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets. CMBS also detracted, but to a lesser extent, with spreads widening as slowing retail activity and the popularization of away-from-the-office work arrangements weighed on CMBS collateral.

The team maintains a relatively cautious outlook, particularly when considering that the lagged effect of the Fed’s cumulative policy tightening and its ongoing balance sheet run-off is likely to continue to challenge liquidity conditions and risk appetites across financial markets. This thesis has come to fruition in early March 2023, with financial conditions considerably tightening as the prospect of a banking crisis upended the narrative of a “soft” or “no landing” scenario. Strategically, the Fund will tend to position for good value opportunities with a higher yield profile. With regard to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Outside of corporate credit, the team is generally constructive on securitized assets, and believe there is value in many subsectors of the market. In particular, non-agency MBS looks compelling at current wide spreads given embedded home price appreciation in many deals with even modest seasoning. Even so, allocations remain up in the capital structure with cash flow priority and credit enhancement to reduce downside risks. Finally, the CMBS allocation emphasizes high quality as well, but is focused on select IO issuers where there is attractive upside potential.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWORX (Inception: August 2, 2021)	6.44%	-7.74%	—	—	—	-5.91%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	7.88%	-3.35%	—	—	—	-3.98%

MWOPX (Inception: August 2, 2021)	6.72%	-7.41%	—	—	—	-5.68%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	7.88%	-3.35%	—	—	—	-3.98%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Fund – I Class (“Fund”) was down a modest 0.16% (net of fees) for the twelve-month period ending March 31, 2023, lagging the ICE BofA U.S. 3-Month Treasury Bill Index + 200 bps (“Index”) by approximately 470 bps. The largest headwind to returns came from the positive duration profile, which was extended throughout the period to end the period at approximately 2.9 years, as Treasury yields moved higher across the curve (the 2-Year yield was nearly 170 bps higher while the 10-Year was up 113 bps). The next largest drag came from the residential MBS allocation, namely non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. An additional drag came from the overweight to agency MBS, which experienced its best and worst monthly performance in history during 2022, but was ultimately weakened by sustained interest rate volatility. ABS exposure also detracted, though to a lesser extent, as spreads widened on cracks in consumer strength. Meanwhile, the Fund’s CMBS holdings contributed to returns even as the sector faced challenging dynamics including slowing retail activity and the popularization of away-from-the-office work arrangements. Outside of securitized, the exposure to corporate credit detracted for the period, notwithstanding positive contributions in the first quarter of 2023 stemming from favorable relative value trades in bank names.

Though lower over the first quarter, rates still skew high given the risk of recession. The 10-Year yield remains above an apparent equilibrium, thus informing a duration position of approximately 2.9 years, with an emphasis on the front end of the yield curve. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has

Annual Report March 2023 / 10

translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Within securitized products, agency MBS represents a sizable position given the government-guaranteed nature, strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted, though there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, ABS exposure tends to be focused on CLOs, federally-guaranteed student loans, and a variety of smaller, typically non-consumer related collateral types (legal settlements, shipping containers, single-family rentals, etc.). CLOs in particular offer good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	5.02%	-0.23%	3.38%	1.81%	1.99%	3.59%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	2.94%	4.55%	2.85%	3.40%	2.86%	3.33%

MWSIX (Inception: March 31, 2004)	5.31%	0.00%	3.55%	2.05%	2.24%	3.16%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	2.94%	4.55%	2.85%	3.40%	2.86%	3.34%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

For the twelve-month period ending March 31, 2023, the MetWest Total Return Bond Fund – I Class (“Fund”) fell 5.39% (net of fees), trailing the Bloomberg U.S. Aggregate Bond Index (“Index”) by 105 bps. Underperformance was driven primarily by issue selection within residential MBS, particularly non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets. An additional drag came from the overweight to agency MBS, which experienced its best and worst monthly performance in history during 2022, but was ultimately weakened by sustained interest rate volatility. ABS and CMBS also detracted, but to a lesser extent, with spreads widening in both sectors as cracks in consumer strength held back ABS, while slowing retail activity and the popularization of away-from-the-office work arrangements weighed on CMBS collateral. Meanwhile, the overweight to corporate credit contributed to relative returns given the sector outpaced Treasuries by 27 bps for the period, with additional contributions in March 2023 during what was a very volatile couple of weeks for banks. A preference for more senior areas of the banking sector helped insulate returns from the broader spread widening, while additions to existing senior Credit Suisse positions and favorable relative value trades in bank names that saw outsized volatility in March significantly boosted returns. Prior to 2023, corporate credit had been more mixed, with additions made during the year benefitting returns in periods when the sector rallied (November 2022), but resulting in a drag on performance as spreads widened throughout much of the period. Finally, though long duration versus the index for most of the period, the decline in rates in November 2022 and in 1Q 2023 drove a positive impact from duration positioning.

Though lower over the first quarter, rates still skew high given the risk of recession, with the 10-Year yield above an apparent equilibrium, thus informing a relative long duration position. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Within securitized products, agency MBS represents a sizable overweight given the government-guaranteed nature, the strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted. However, there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, ABS exposure tends to be focused on CLOs, federally-guaranteed student loans, and a variety of smaller, typically non-consumer related collateral types (legal settlements, shipping containers, single-family rentals, etc.). CLOs in particular offer

11 / Annual Report March 2023

good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWTRX (Inception: March 31, 1997)	5.27%	-6.10%	-2.58%	0.84%	1.32%	5.08%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	0.90%	1.36%	4.32%

MWTIX (Inception: March 31, 2000)	5.39%	-5.80%	-2.37%	1.06%	1.55%	4.86%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	0.90%	1.36%	4.02%

MWTTX (Inception: March 6, 2020)	5.34%	-5.87%	-2.38%	—	—	-3.27%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	—	—	-2.90%

MWTNX (Inception: December 18, 2009)	5.20%	-6.10%	-2.69%	0.73%	1.20%	2.91%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	0.90%	1.36%	2.32%

MWTSX (Inception: August 1, 2011)	5.41%	-5.79%	-2.30%	1.14%	1.61%	2.51%
Bloomberg U.S. Aggregate Bond Index	4.89%	-4.78%	-2.77%	0.90%	1.36%	1.80%

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

For the twelve-month period ending March 31, 2023, the MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 0.90% (net of fees), trailing the ICE BofA 1-Year U.S. Treasury Index (“Index”) by a modest 12 bps. The largest detractor from relative performance was the allocation to agency MBS, which suffered a significant rise in nominal spreads as interest rate volatility increased, prepayment assumptions cratered, and durations extended across the majority of the coupon stack, resulting in 215 bps of negative excess returns versus duration-matched Treasuries. Non-agency MBS bonds were similarly challenged throughout the past year in the higher rate environment, though select holdings in the Fund backed by legacy collateral positively impacted performance. Elsewhere in securitized credit, CMBS exposure focusing on senior positions in single asset, single borrower deals was additive despite the broader challenges surfacing in the commercial real estate and CMBS market. Meanwhile, the exposure to short corporates was also beneficial, including an emphasis on top-performing communications, while issue selection among banks significantly contributed to performance. In particular, additions to existing senior Credit Suisse positions at the height of March’s volatility provided cheap entry points and a subsequent benefit as prices rebounded sharply into quarter-end. Finally, the Fund’s duration position produced a net positive as the benefit from large drops in Treasury yields in the latter half of the period outweighed the headwinds during months when rates rose.

Though lower over the quarter, rates still skew high given the risk of recession, with short-term yields above an apparent equilibrium, thus informing a relative long duration position. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and fundamentally sound money center banks among financials. Within securitized products, agency MBS represents a sizable allocation given the government-guaranteed nature, the strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS and ABS, caution and selectivity are warranted. However, there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues with attractive yields and protection in the form of robust credit enhancement.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	2.59%	0.49%	0.12%	0.91%	0.77%	1.60%
ICE BofA 1-Year U.S. Treasury Index	2.01%	1.02%	0.08%	1.29%	0.85%	1.50%

MWUIX (Inception: July 31, 2004)	2.67%	0.90%	0.36%	1.08%	0.93%	1.48%
ICE BofA 1-Year U.S. Treasury Index	2.01%	1.02%	0.08%	1.29%	0.85%	1.53%

Annual Report March 2023 / 12

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

For the twelve-month period ending March 31, 2023, the MetWest Unconstrained Bond Fund – I Class (“Fund”) fell 1.65% (net of fees), trailing the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index (“Index”) by 466 bps. The largest headwind to relative returns came from the positive duration profile, which was extended throughout the period to approximately 2.9 years, as Treasury yields moved higher across the curve (the 2-Year yield rose nearly 170 bps to 4.03% while the 10-Year was up 113 bps to 3.5%). Also significant to underperformance was issue selection within residential MBS, particularly non-agency MBS. Non-agency MBS tightened in late 2022, but underperformed for the twelve-month period given increased volatility, money manager outflows, and overall financial market stress, with a notable bifurcation between higher quality issues that traded more frequently and less liquid issues. Ultimately, non-agency MBS spreads reflect much more dire economic conditions than are indicated by credit markets. An additional drag came from the overweight to agency MBS, which experienced its best and worst monthly performance in history during 2022, but was ultimately weakened by sustained interest rate volatility. CMBS also detracted as slowing retail activity and the popularization of away-from-the-office work arrangements weighed on CMBS collateral. Meanwhile, the overweight to corporate credit contributed to relative returns given the sector outpaced Treasuries by 27 bps for the period, with an additional boost in March 2023 during what was a very volatile couple of weeks for banks, with favorable issue selection among the Fund’s higher conviction banking names, including senior positions in Credit Suisse. Prior to 2023, corporate credit had been more mixed, with additions made during the year benefitting returns in periods when the sector rallied (November 2022), but resulting in a drag on performance as spreads widened throughout much of the period.

Though lower over the quarter, rates still skew high given the risk of recession. The 10-Year yield remains above an apparent equilibrium, thus informing a duration position of approximately 3.0 years, with an emphasis on the front end of the yield curve. With regards to sector positioning, the team remains diligent in applying TCW’s disciplined process of using market volatility to add risk to the portfolio at more attractive levels to maximize long-term performance. Specific to corporate credit, that has translated to an emphasis on defensive sectors such as communications and consumer non-cyclicals (particularly healthcare), with an additional focus on high conviction names and money center banks among financials. Within securitized products, agency MBS represents a sizable position given the government-guaranteed nature, strong liquidity, and attractive spreads. Most notably, discount dollar prices provide compelling upside optionality if, and when, rates begin to move lower. Moving towards CMBS, caution is warranted. However, there are still good risk-adjusted opportunities on diligent underwriting. For now, exposure is focused on higher quality issues, with an emphasis on selected single-asset, single-borrower structures and underlying properties. Going forward, as stress materializes in office buildings around the world, and that gets reflected in prices, expectations are for tremendous opportunity up and down the capital structure in CMBS deals. Finally, ABS exposure tends to be focused on CLOs, federally-guaranteed student loans, and a variety of smaller, typically non-consumer related collateral types (legal settlements, shipping containers, single-family rentals, etc.). CLOs in particular offer good liquidity, with minimal credit risk given top-of-the capital structure positions, at attractive spreads. While the challenges in ABS are not likely to be as acute as the ones facing CMBS, a recession, lower consumer spending, and general market volatility should create opportunities.

	Performance Through March 31, 2023

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWCRX (Inception: October 1, 2011)	4.49%	-1.93%	1.82%	1.24%	1.80%	3.69%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	2.15%	3.00%	1.21%	1.67%	1.14%	1.05%

MWCIX (Inception: October 1, 2011)	4.64%	-1.65%	2.08%	1.52%	2.08%	3.97%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	2.15%	3.00%	1.21%	1.67%	1.14%	1.05%

MWCPX (Inception: March 6, 2020)	4.77%	-1.50%	2.17%	—	—	-0.22%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index	2.15%	3.00%	1.21%	—	—	1.23%

13 / Annual Report March 2023

A Disciplined Value Philosophy

Difficult economic and market conditions, no doubt, test the patience of investors and the discipline of asset managers. The upside, if we can cite one, is that cheaper prices create opportunities for better entry points, and a tendency for excessive risk aversion, that is, panic selling, which amplifies mispricing. This remains especially true in fixed income, as the size, structure and segmentation of the market continue to be a place where active strategy and disciplined implementation can generate outperformance and moderate risk under a value-oriented approach. The Funds and its management are unwavering in that commitment and have been for more than 25 years.

Thank you again for your investment in the Metropolitan West Funds. Our entire team looks forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

Kathryn Koch

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of May 2023, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2023 / 14

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.tcw.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were -9.77% and 12.47%, respectively. The graph assumes that distributions were reinvested.

Metropolitan West Corporate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Corporate Bond Fund Class M with the performance of the Bloomberg U.S. Corporate Index. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class M were -6.02% and 2.67%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Corporate Bond Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class I were -5.79% and 2.93%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Corporate Bond Fund Class I shares would have been valued at $11,470.

15 / Annual Report March 2023

Metropolitan West ESG Securitized Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West ESG Securitized Fund Class M with the performance of the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index. The one year and average annual since inception total return for the Metropolitan West ESG Securitized Fund Class M were -7.15% and -8.42%, respectively. The inception date for Class M was October 1, 2021. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West ESG Securitized Fund Class I was October 1, 2021. The one year and average annual since inception total return for the Metropolitan West ESG Securitized Fund Class I were -7.04% and -8.52%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West ESG Securitized Fund Class I shares would have been valued at $8,751.

Metropolitan West Flexible Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Flexible Income Fund Class M with the performance of the Bloomberg U.S. Aggregate Bond Index. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class M were -1.50% and 6.10%, respectively. The inception date for Class M was November 30, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Flexible Income Fund Class I was November 30, 2018. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class I were -1.25% and 6.28%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Flexible Income Fund Class I shares would have been valued at $13,017.

Annual Report March 2023 / 16

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the Morningstar LSTA U.S. Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 0.96% and 3.14%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class I were 1.26% and 3.35%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class I shares would have been valued at $13,787.

The inception date for the Metropolitan West Floating Rate Income Fund Plan Class was January 29, 2021. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Plan Class were 1.00% and 1.42%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Plan Class shares would have been valued at $10,310.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were -4.20% and 3.13%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns were -3.87% and 3.39%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $13,959.

17 / Annual Report March 2023

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Bloomberg Intermediate U.S. Government/Credit Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were -2.32% and 1.20%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns were -2.22% and 1.42%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $11,509.

Metropolitan West Investment Grade Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class M with the performance of the Bloomberg U.S. Intermediate Credit Index. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class M were -2.24% and 2.81%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Investment Grade Credit Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class I were -2.03% and 3.02%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class I shares would have been valued at $11,520.

Annual Report March 2023 / 18

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the ICE BofA 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were -0.46% and 1.01%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns were -0.37% and 1.23%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $11,296.

For the Metropolitan West Low Duration Bond Fund Administrative Class, the one year and average annual 10 year total returns were -0.48% and 0.91%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $10,944.

Metropolitan West Opportunistic High Income Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan Opportunistic High Income Credit Fund Class M with the performance of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. The one year and average annual since inception total return for the Metropolitan Opportunistic High Income Credit Fund Class M were -7.74% and -5.91%, respectively. The inception date for Class M was August 2, 2021. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan Opportunistic High Income Credit Fund Class I was August 2, 2021. The one year and average annual since inception total return for the Metropolitan Opportunistic High Income Credit Fund Class I were -7.41% and -5.68%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan Opportunistic High Income Credit Fund Class I shares would have been valued at $9,070.

19 / Annual Report March 2023

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were -0.23% and 1.99%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns were 0.00% and 2.24%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $12,473.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Bloomberg U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were -6.10% and 1.32%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns were -5.80% and 1.55%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $11,659.

The inception date for the Metropolitan West Total Return Bond Fund Class I-2 was March 6, 2020. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I-2 were -5.87% and -3.27%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I-2 shares would have been valued at $9,031.

Annual Report March 2023 / 20

For the Metropolitan West Total Return Bond Fund Administrative Class, the one year and average annual 10 year total returns were -6.10% and 1.20%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $11,262.

For the Metropolitan West Total Return Bond Fund Plan Class, the one year and average annual 10 year total returns were -5.79% and 1.61%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $11,728.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the ICE BofA 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 0.49% and 0.77%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns were 0.90% and 0.93%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $10,975.

21 / Annual Report March 2023

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index. The one year and average annual 10 year total returns for the Metropolitan West Unconstrained Bond Fund Class M were -1.93% and 1.80%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Unconstrained Bond Fund Class I, the one year and average annual 10 year total returns were -1.65% and 2.08%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $12,290.

The inception date for the Metropolitan West Unconstrained Bond Fund Plan Class was March 6, 2020. The one year and average annual since inception total return for the Metropolitan West Unconstrained Bond Fund Plan Class were -1.50% and -0.22%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Plan Class shares would have been valued at $9,932.

Annual Report March 2023 / 22

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended March 31, 2023

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/22	Ending Account Value 03/31/23	Expense Ratio[1]	Expenses Paid During Period[2]
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,160.30	0.45%	$2.42
Hypothetical 5% Return	$1,000.00	$1,022.69	0.45%	$2.27

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,072.80	0.74%	$3.82
Class I	$1,000.00	$1,074.10	0.49%	$2.53

Hypothetical 5% Return
Class M	$1,000.00	$1,021.24	0.74%	$3.73
Class I	$1,000.00	$1,022.49	0.49%	$2.47

ESG SECURITIZED FUND

Actual Fund Return
Class M	$1,000.00	$1,025.00	0.69%	$3.48
Class I	$1,000.00	$1,026.00	0.48%	$2.42

Hypothetical 5% Return
Class M	$1,000.00	$1,021.49	0.69%	$3.48
Class I	$1,000.00	$1,022.54	0.48%	$2.42

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

23 / Annual Report March 2023

	Beginning Account Value 10/01/22	Ending Account Value 03/31/23	Expense Ratio[1]	Expenses Paid During Period[2]
FLEXIBLE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,065.60	0.79%	$4.07
Class I	$1,000.00	$1,066.90	0.54%	$2.78

Hypothetical 5% Return
Class M	$1,000.00	$1,020.99	0.79%	$3.98
Class I	$1,000.00	$1,022.24	0.54%	$2.72

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,050.00	0.89%	$4.55
Class I	$1,000.00	$1,051.00	0.70%	$3.58
Plan Class	$1,000.00	$1,050.50	0.10%	$0.51

Hypothetical 5% Return
Class M	$1,000.00	$1,020.49	0.89%	$4.48
Class I	$1,000.00	$1,021.44	0.70%	$3.53
Plan Class	$1,000.00	$1,024.43	0.10%	$0.50

HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,070.60	0.84%	$4.34
Class I	$1,000.00	$1,071.90	0.59%	$3.05

Hypothetical 5% Return
Class M	$1,000.00	$1,020.74	0.84%	$4.23
Class I	$1,000.00	$1,021.99	0.59%	$2.97

INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,045.60	0.69%	$3.52
Class I	$1,000.00	$1,045.50	0.50%	$2.55

Hypothetical 5% Return
Class M	$1,000.00	$1,021.49	0.69%	$3.48
Class I	$1,000.00	$1,022.44	0.50%	$2.52

INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,055.30	0.69%	$3.54
Class I	$1,000.00	$1,056.40	0.48%	$2.46

Hypothetical 5% Return
Class M	$1,000.00	$1,021.49	0.69%	$3.48
Class I	$1,000.00	$1,022.54	0.48%	$2.42

LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,031.00	0.63%	$3.19
Class I	$1,000.00	$1,032.10	0.42%	$2.13
Administrative Class	$1,000.00	$1,031.20	0.68%	$3.44

Hypothetical 5% Return
Class M	$1,000.00	$1,021.79	0.63%	$3.18
Class I	$1,000.00	$1,022.84	0.42%	$2.12
Administrative Class	$1,000.00	$1,021.54	0.68%	$3.43

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2023 / 24

	Beginning Account Value 10/01/22	Ending Account Value 03/31/23	Expense Ratio[1]	Expenses Paid During Period[2]
OPPORTUNISTIC HIGH INCOME CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,064.40	0.84%	$4.32
Class I	$1,000.00	$1,067.20	0.59%	$3.04

Hypothetical 5% Return
Class M	$1,000.00	$1,020.74	0.84%	$4.23
Class I	$1,000.00	$1,021.99	0.59%	$2.97

STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,050.20	1.03%	$5.26
Class I	$1,000.00	$1,053.10	0.79%	$4.04
Hypothetical 5% Return
Class M	$1,000.00	$1,019.80	1.03%	$5.19
Class I	$1,000.00	$1,020.99	0.79%	$3.98

TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,052.70	0.65%	$3.33
Class I	$1,000.00	$1,053.90	0.43%	$2.20
Class I-2	$1,000.00	$1,053.40	0.52%	$2.66
Administrative Class	$1,000.00	$1,052.00	0.77%	$3.94
Plan Class	$1,000.00	$1,054.10	0.37%	$1.89

Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.79	0.43%	$2.17
Class I-2	$1,000.00	$1,022.34	0.52%	$2.62
Administrative Class	$1,000.00	$1,021.09	0.77%	$3.88
Plan Class	$1,000.00	$1,023.09	0.37%	$1.87

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,025.90	0.49%	$2.47
Class I	$1,000.00	$1,026.70	0.34%	$1.72

Hypothetical 5% Return
Class M	$1,000.00	$1,022.49	0.49%	$2.47
Class I	$1,000.00	$1,023.24	0.34%	$1.72

UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,044.90	1.04%	$5.30
Class I	$1,000.00	$1,046.40	0.75%	$3.83
Plan Class	$1,000.00	$1,047.70	0.70%	$3.57

Hypothetical 5% Return
Class M	$1,000.00	$1,019.75	1.04%	$5.24
Class I	$1,000.00	$1,021.19	0.75%	$3.78
Plan Class	$1,000.00	$1,021.44	0.70%	$3.53

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

25 / Annual Report March 2023

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2023

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND

Sector Diversification
Corporate Bonds	26.16%
U.S. Treasury Bills	17.81%
Asset-Backed Securities	14.09%
U.S. Agency Mortgage-Backed	12.12%
Non-Agency Commercial Mortgage-Backed	9.50%
Money Market Funds	8.95%
Non-Agency Mortgage-Backed	8.11%
U.S. Agency Commercial Mortgage-Backed	1.55%
Municipal Bonds	1.23%
Mutual Funds	0.25%
Common Stock	0.07%
Rights	0.00%
Other*	0.16%
Total	100.00%

CORPORATE BOND FUND

Sector Diversification
Corporate Bonds	86.46%
U.S. Treasury Securities	6.95%
Municipal Bonds	3.42%
Money Market Funds	2.89%
Asset-Backed Securities	0.50%
U.S. Agency Commercial Mortgage-Backed	0.28%
Non-Agency Commercial Mortgage-Backed	0.14%
U.S. Agency Mortgage-Backed	0.12%
Other*	(0.76)%
Total	100.00%

ESG SECURITIZED FUND

Sector Diversification
U.S. Agency Mortgage-Backed	71.76%
Non-Agency Commercial Mortgage-Backed	30.30%
Asset-Backed Securities	7.85%
Money Market Funds	2.07%
U.S. Treasury Securities	1.50%
U.S. Agency Commercial Mortgage-Backed	1.33%
Non-Agency Mortgage-Backed	1.03%
Other*	(15.84)%
Total	100.00%

FLEXIBLE INCOME FUND

Sector Diversification
Corporate Bonds	31.13%
Non-Agency Mortgage-Backed	22.40%
U.S. Agency Mortgage-Backed	21.94%
U.S. Treasury Bills	18.59%
Asset-Backed Securities	9.05%
Non-Agency Commercial Mortgage-Backed	5.62%
Money Market Funds	4.45%
Bank Loans	3.37%
Foreign Government Obligations	1.57%
U.S. Agency Commercial Mortgage-Backed	1.06%
U.S. Treasury Securities	0.93%
Municipal Bonds	0.24%
Common Stock	0.17%
Rights	0.00%
Warrant	0.00%
Other*	(20.52)%
Total	100.00%

FLOATING RATE INCOME FUND

Sector Diversification
Bank Loans	90.74%
Corporate Bonds	3.58%
U.S. Treasury Bills	3.20%
Money Market Funds	0.81%
Asset-Backed Securities	0.33%
Common Stock	0.08%
Rights	0.00%
Warrant	0.00%
Other*	1.26%
Total	100.00%

HIGH YIELD BOND FUND

Sector Diversification
Corporate Bonds	83.65%
Bank Loans	9.25%
Money Market Funds	2.96%
Common Stock	0.90%
Rights	0.00%
Warrant	0.00%
Other*	3.24%
Total	100.00%

Annual Report March 2023 / 26

INTERMEDIATE BOND FUND

Sector Diversification
U.S. Treasury Securities	46.47%
Corporate Bonds	30.06%
U.S. Agency Mortgage-Backed	14.20%
Non-Agency Mortgage-Backed	6.66%
Asset-Backed Securities	4.90%
Non-Agency Commercial Mortgage-Backed	2.86%
Money Market Funds	1.76%
U.S. Agency Discount Notes	1.66%
Bank Loans	1.09%
Municipal Bonds	0.97%
U.S. Treasury Bills	0.85%
U.S. Agency Commercial Mortgage-Backed	0.32%
Common Stock	0.04%
Rights	0.00%
Other*	(11.84)%
Total	100.00%

INVESTMENT GRADE CREDIT FUND

Sector Diversification
Corporate Bonds	60.88%
U.S. Treasury Securities	17.93%
U.S. Agency Mortgage-Backed	12.50%
Asset-Backed Securities	4.70%
Municipal Bonds	4.51%
Non-Agency Mortgage-Backed	3.56%
Money Market Funds	2.76%
Non-Agency Commercial Mortgage-Backed	2.58%
U.S. Agency Commercial Mortgage-Backed	0.34%
Other*	(9.76)%
Total	100.00%

LOW DURATION BOND FUND

Sector Diversification
Corporate Bonds	29.55%
U.S. Agency Mortgage-Backed	25.98%
Non-Agency Mortgage-Backed	16.04%
U.S. Treasury Securities	13.64%
Asset-Backed Securities	13.09%
Non-Agency Commercial Mortgage-Backed	9.70%
Money Market Funds	8.56%
Bank Loans	2.21%
Municipal Bonds	1.47%
U.S. Agency Discount Notes	1.39%
U.S. Treasury Bills	1.39%
U.S. Agency Commercial Mortgage-Backed	1.30%
Common Stock	0.00%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Other*	(24.32)%
Total	100.00%

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Sector Diversification
Corporate Bonds	63.73%
Money Market Funds	47.59%
Common Stock	10.08%
Bank Loans	9.13%
Non-Agency Mortgage-Backed	7.13%
Master Limited Partnerships	2.22%
Non-Agency Commercial Mortgage-Backed	1.31%
U.S. Treasury Bills	0.72%
U.S. Agency Commercial Mortgage-Backed	0.13%
Other*	(42.04)%
Total	100.00%

STRATEGIC INCOME FUND

Sector Diversification
Non-Agency Mortgage-Backed	32.32%
Corporate Bonds	29.35%
U.S. Treasury Bills	19.62%
U.S. Agency Mortgage-Backed	14.87%
Asset-Backed Securities	10.96%
Non-Agency Commercial Mortgage-Backed	2.84%
Money Market Funds	1.62%
U.S. Treasury Securities	0.96%
U.S. Agency Commercial Mortgage-Backed	0.95%
Municipal Bonds	0.18%
Common Stock	0.11%
Rights	0.00%
Other*	(13.78)%
Total	100.00%

TOTAL RETURN BOND FUND

Sector Diversification
U.S. Agency Mortgage-Backed	37.90%
Corporate Bonds	30.08%
U.S. Treasury Securities	24.22%
Non-Agency Mortgage-Backed	9.31%
U.S. Treasury Bills	5.43%
Asset-Backed Securities	4.98%
Non-Agency Commercial Mortgage-Backed	3.52%
Money Market Funds	2.05%
Bank Loans	1.54%
U.S. Agency Discount Notes	1.15%
Foreign Government Obligations	0.66%
U.S. Agency Commercial Mortgage-Backed	0.59%
Municipal Bonds	0.57%
Common Stock	0.10%
Rights	0.00%
Other*	(22.10)%
Total	100.00%

27 / Annual Report March 2023

ULTRA SHORT BOND FUND

Sector Diversification
U.S. Treasury Securities	36.53%
Corporate Bonds	23.18%
U.S. Agency Mortgage-Backed	22.60%
Non-Agency Mortgage-Backed	11.01%
Money Market Funds	9.02%
Asset-Backed Securities	6.72%
U.S. Treasury Bills	6.31%
Non-Agency Commercial Mortgage-Backed	3.76%
U.S. Agency Commercial Mortgage-Backed	2.15%
Municipal Bonds	0.77%
Other*	(22.05)%
Total	100.00%

UNCONSTRAINED BOND FUND

Sector Diversification
Non-Agency Mortgage-Backed	32.40%
Corporate Bonds	30.75%
U.S. Agency Mortgage-Backed	21.40%
Asset-Backed Securities	12.67%
Non-Agency Commercial Mortgage-Backed	8.53%
Bank Loans	3.82%
U.S. Treasury Bills	2.68%
Foreign Government Obligations	2.45%
Money Market Funds	1.98%
U.S. Agency Commercial Mortgage-Backed	1.15%
U.S. Treasury Securities	0.98%
Municipal Bonds	0.42%
Common Stock	0.33%
Rights	0.00%
Other*	(19.56)%
Total	100.00%

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

Annual Report March 2023 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BONDS – 72.76%
ASSET-BACKED SECURITIES — 14.09%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
5.55%	07/25/56[1,2]	$8,785	$8,515
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.92%	10/17/34[1,2,3]	100,000	97,573
Americredit Automobile Receivables Trust,
Series 2019-1, Class D
3.62%	03/18/25	175,000	172,928
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
5.87%	04/20/31[1,2,3]	200,000	197,991
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
5.76%	07/20/29[1,2,3]	42,225	41,944
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
6.16%	02/25/35[2]	169,281	168,026
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
5.76%	02/25/30[2]	2,271	2,269
Carmax Auto Owner Trust,
Series 2020-1, Class C
2.34%	11/17/25	135,000	130,814
Carvana Auto Receivables Trust,
Series 2022-P3, Class A3
4.61%	11/10/27	165,000	161,486
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.95%	10/25/34[1,2,3]	100,000	97,173
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
5.68%	11/15/28[1,2,3]	75,201	74,268
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
5.69%	04/15/29[1,2,3]	43,777	43,285
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
5.96%	10/15/34[1,2,3]	150,000	146,646

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
5.47%	04/25/35[2]	$754	$752
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
5.90%	03/25/36[2]	12,624	12,612
Exeter Automobile Receivables Trust,
Series 2021-1A, Class D
1.08%	11/16/26	145,000	137,782
Exeter Automobile Receivables Trust,
Series 2021-2A, Class B
0.57%	09/15/25	17,999	17,962
Exeter Automobile Receivables Trust,
Series 2022-6A, Class C
6.32%	05/15/28	130,000	132,389
Flagship Credit Auto Trust,
Series 2021-1, Class C
0.91%	03/15/27[1]	150,000	141,585
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
5.96%	10/20/34[1,2,3]	140,000	136,715
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
6.01%	05/25/34[1,2]	5,988	5,984
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.59%	04/15/31[1,2,3]	56,818	56,464
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
5.82%	07/21/30[1,2,3]	166,322	164,700
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
5.36%	06/25/31[2]	66,876	64,632
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
5.90%	12/27/66[1,2]	59,468	57,771
Nelnet Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
5.43%	06/25/41[1,2]	9,346	9,158
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
5.46%	10/20/34[1,2,3]	60,000	59,314

See accompanying Notes to Financial Statements.

29 / Annual Report March 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Oak Street Investment Grade Net Lease Fund,
Series 2020-1A, Class A1
1.85%	11/20/50[1]	$95,931	$86,262
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
6.07%	11/20/30[1,2,3]	85,000	84,154
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
5.93%	02/24/37[1,2,3]	115,000	112,897
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.92%	01/17/31[1,2,3]	85,000	84,238
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
6.00%	09/25/65[1,2]	39,962	39,371
Progress Residential Trust,
Series 2019-SFR3, Class A
2.27%	09/17/36[1]	118,808	113,615
Progress Residential Trust,
Series 2019-SFR4, Class A
2.69%	10/17/36[1]	99,874	95,565
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
6.00%	10/20/30[1,2,3]	130,000	128,784
SLM Student Loan Trust,
Series 2005-5, Class A4
(LIBOR USD 3-Month plus 0.14%)
4.96%	10/25/28[2]	15,841	15,814
SLM Student Loan Trust,
Series 2005-7, Class A4
(LIBOR USD 3-Month plus 0.15%)
4.97%	10/25/29[2]	70,223	69,917
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
6.52%	07/25/23[2]	77,715	77,349
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
5.92%	07/25/23[2]	114,790	111,815
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
6.32%	04/25/23[2]	29,223	29,067
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
5.80%	09/25/28[2]	120,479	114,911

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
5.55%	01/25/29[2]	$69,801	$67,340
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
5.40%	06/25/43[2]	4,722	4,569
Sofi Professional Loan Program Trust,
Series 2021-B, Class AFX
1.14%	02/15/47[1]	198,488	166,075
Sofi Professional Loan Program, LLC,
Series 2019-A, Class A2FX
3.69%	06/15/48[1]	136,952	132,336
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44[1]	60,000	57,070
Westlake Automobile Receivables Trust,
Series 2023-1A, Class B
5.41%	01/18/28[1]	150,000	149,118

Total Asset-Backed Securities
(Cost $4,153,620)			4,081,005

CORPORATES — 26.16%*

Banking — 7.84%
Bank of America Corp.
(MTN)
2.55%	02/04/28[4]	235,000	214,223
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	145,000	123,250
2.59%	09/11/25[1,3,4]	230,000	213,753
6.37%	07/15/26[1,3,4]	20,000	19,505
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	200,000	186,790
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25[3,4]	395,000	372,201
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,4]	200,000	193,542
Lloyds Banking Group PLC
(United Kingdom)
4.72%	08/11/26[3,4]	60,000	58,713
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	90,000	83,920
1.34%	01/12/27[1,3,4]	70,000	62,516
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	105,000	102,937
4.52%	06/25/24[3,4]	75,000	74,645
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26[3,4]	200,000	178,603
4.80%	11/15/24[3,4]	75,000	73,979

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 30

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)
Banking (continued)
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]		$330,000	$310,647

				2,269,224

Communications — 2.47%
AT&T, Inc.
(LIBOR USD 3-Month plus 1.18%)
6.33%	06/12/24	[2]	175,000	175,840
Charter Communications Operating LLC/Charter
Communications Operating Capital
(LIBOR USD 3-Month plus 1.65%)
6.46%	02/01/24	[2]	125,000	125,496
Frontier Communications Holdings LLC
8.63%	03/15/31	[1]	32,000	31,360
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	66,000	60,768
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,5,6,7,8	20,000	—
9.75%	07/15/25	†,1,3,5,6,7,8	61,000	—
Qwest Corp.
7.25%	09/15/25		100,000	93,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28	[1]	50,000	49,706
T-Mobile USA, Inc.
2.25%	02/15/26		113,000	105,467
2.63%	04/15/26		79,000	74,015

				715,652

Consumer Discretionary — 1.17%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25	[1,3]	100,000	98,525
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27[1,3]		35,000	35,930
WarnerMedia Holdings, Inc.
3.43%	03/15/24[1]		210,000	205,325

				339,780

Diversified REITs — 0.35%
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		6,000	4,898
VICI Properties LP/VICI Note Co., Inc.
4.50%	01/15/28[1]		6,000	5,564
4.63%	06/15/25[1]		95,000	91,901

				102,363

Electric — 1.42%
Alliant Energy Finance LLC
3.75%	06/15/23[1]		140,000	139,539
American Electric Power Co., Inc.
2.03%	03/15/24		120,000	116,403

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	$63,000	$56,913
Pennsylvania Electric Co.
4.15%	04/15/25[1]	50,000	48,438
5.15%	03/30/26[1]	50,000	50,251

			411,544

Energy — 1.41%
Energy Transfer LP
4.25%	04/01/24	150,000	148,123
5.50%	06/01/27	12,000	12,139
Occidental Petroleum Corp.
0.00%	10/10/36[9]	25,000	12,938
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	125,000	123,805
Southern Co. Gas Capital Corp.
3.88%	11/15/25	100,000	97,385
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	14,625	14,350

			408,740

Finance — 5.21%
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	5,000	4,235
Capital One Financial Corp.
1.34%	12/06/24[4]	120,000	115,782
Citigroup, Inc.
3.52%	10/27/28[4]	290,000	271,302
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23	90,000	87,489
1.95%	10/21/27[4]	25,000	22,338
Goldman Sachs Group, Inc. (The)
(MTN)
(LIBOR USD 3-Month plus 1.60%)
6.55%	11/29/23[2]	75,000	75,495
JPMorgan Chase & Co.
0.56%	02/16/25[4]	290,000	278,185
0.82%	06/01/25[4]	110,000	104,328
1.04%	02/04/27[4]	50,000	44,643
Morgan Stanley
(GMTN)
1.51%	07/20/27[4]	260,000	230,917
Nationwide Building Society
(United Kingdom)
4.36%	08/01/24[1,3,4]	75,000	74,385
UBS Group AG
(Switzerland)
5.71%	01/12/27[1,3,4]	200,000	198,301

			1,507,400

Health Care — 3.24%
AbbVie, Inc.
3.75%	11/14/23	125,000	123,808
Amgen, Inc.
5.15%	03/02/28	130,000	132,834

See accompanying Notes to Financial Statements.

31 / Annual Report March 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Bayer U.S. Finance II LLC
4.25%	12/15/25[1]	$165,000	$161,542
Catalent Pharma Solutions, Inc.
3.50%	04/01/30[1]	57,000	50,145
Embecta Corp.
5.00%	02/15/30[1]	45,000	38,771
HCA, Inc.
5.00%	03/15/24	75,000	74,549
5.25%	06/15/26	155,000	155,257
Humana, Inc.
5.70%	03/13/26	70,000	70,414
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31[1]	16,000	14,237
Prestige Brands, Inc.
3.75%	04/01/31[1]	40,000	33,940
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23[3]	85,000	83,332

			938,829

Industrials — 0.34%
Artera Services LLC
9.03%	12/04/25[1]	9,000	7,792
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
5.19%	05/05/26[2]	29,000	28,646
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36[2]	75,000	63,338

			99,776

Information Technology — 0.88%
NCR Corp.
5.13%	04/15/29[1]	8,000	6,952
Oracle Corp.
5.80%	11/10/25	140,000	143,555
VMware, Inc.
1.00%	08/15/24	110,000	103,708

			254,215

Insurance — 1.00%
Athene Global Funding
(SOFR Index plus 0.70%)
5.46%	05/24/24[1,2]	85,000	84,232
Nationwide Mutual Insurance Co.
7.16%	12/15/24[1,4]	90,000	89,655
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23[3]	110,000	109,636
Willis North America, Inc.
4.65%	06/15/27	5,000	4,928

			288,451

Materials — 0.58%
Georgia-Pacific LLC
3.60%	03/01/25[1]	115,000	112,057

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Materials (continued)
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	$70,000	$56,226

			168,283

Retail — 0.06%
Michaels Cos., Inc. (The)
5.25%	05/01/28[1]	20,000	16,689

Services — 0.07%
Waste Pro USA, Inc.
5.50%	02/15/26[1]	23,000	21,176

Specialized REITs — 0.01%
Life Storage LP
2.40%	10/15/31	5,000	4,050

Transportation — 0.11%
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	30,486	30,273

Total Corporates
(Cost $7,770,616)			7,576,445

MORTGAGE-BACKED — 31.28%**

Non-Agency Commercial Mortgage-Backed — 9.50%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35[1]	32,780	31,741
ACAM Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.51%)
6.17%	11/17/34[1,2,3]	22,137	21,788
AREIT Trust,
Series 2019-CRE3, Class A
(CME Term SOFR 1-Month plus 1.38%)
6.04%	09/14/36[1,2]	16,683	16,261
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60	57,613	56,413
Barclays Commercial Mortgage Securities Trust,
Series 2018-BXH, Class A
(LIBOR USD 1-Month plus 1.00%)
5.68%	10/15/37[1,2]	72,684	70,417
Beast Mortgage Trust,
Series 2021-SSCP, Class A
(LIBOR USD 1-Month plus 0.75%)
5.43%	04/15/36[1,2]	250,000	237,993
BFLD Trust,
Series 2020-EYP, Class A
(LIBOR USD 1-Month plus 1.15%)
5.83%	10/15/35[1,2]	125,000	116,701
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(LIBOR USD 1-Month plus 0.92%)
5.61%	12/15/38[1,2]	130,000	125,484

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 32

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
BX Trust,
Series 2021-SDMF, Class A
(LIBOR USD 1-Month plus 0.59%)
5.27%	09/15/34[1,2]	$121,000	$115,598
BXMT Ltd.,
Series 2020-FL3, Class A
(Cayman Islands)
(SOFR30A plus 1.51%)
6.07%	11/15/37[1,2,3]	410,000	399,687
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48	30,303	29,692
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48	26,012	25,414
Cold Storage Trust,
Series 2020-ICE5, Class A
(LIBOR USD 1-Month plus 0.90%)
5.58%	11/15/37[1,2]	108,129	105,470
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.19%	10/15/45[4]	75,030	1
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50	1,590	1,581
Commercial Mortgage Trust,
Series 2015-LC23, Class A2
3.22%	10/10/48	37,887	35,821
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50	76,416	73,629
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
5.66%	05/15/36[1,2]	244,392	241,837
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.46%	08/10/43[1,4]	1,531,888	1,290
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44[1,4]	325,550	3
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.68%	01/15/47[4]	1,437,653	3,106
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47	41,948	41,347
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.11%	01/15/46[4]	4,269,741	167
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.26%	04/15/46[4]	1,084,923	5,617
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class XA (IO)
0.89%	01/15/49[4,5,7]	634,573	12,667

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.43%	09/15/39[1,4]	$303,520	$36
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
6.47%	11/15/35[1,2]	144,703	144,905
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class ASB
3.56%	11/15/46	1,822	1,811
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class XA (IO)
0.90%	02/15/47[4]	867,888	2,812
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class ASB
3.32%	10/15/48	39,078	37,946
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
5.63%	01/15/36[1,2]	94,000	90,212
SREIT Trust,
Series 2021-MFP, Class A
(LIBOR USD 1-Month plus 0.73%)
5.42%	11/15/38[1,2]	250,000	239,635
TMSQ Mortgage Trust,
Series 2014-1500, Class XA (IO)
0.15%	10/10/36[1,4]	14,000,000	29,341
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.17%	08/10/49[1,4,5,7]	247,265	101
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50	72,222	70,647
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
5.56%	12/15/34[1,2]	200,000	188,555
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class A4
3.72%	05/15/47	112,801	111,040
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class ASB
3.39%	08/15/47	10,926	10,775
WF-RBS Commercial Mortgage Trust,
Series 2014-C25, Class XA (IO)
0.79%	11/15/47[4]	4,929,032	47,080
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class ASB
3.52%	03/15/47	6,373	6,319

			2,750,940

Non-Agency Mortgage-Backed — 8.11%
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37	195,141	83,211

See accompanying Notes to Financial Statements.

33 / Annual Report March 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Funding Certificates,
Series 2004-OPT4, Class M1
(LIBOR USD 1-Month plus 0.90%)
5.75%	02/25/34	[2]	$86,526	$83,508
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
5.00%	05/26/36	[1,2]	3,257	3,291
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.92%)
2.91%	09/26/46	[1,2]	44,410	44,182
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(LIBOR USD 1-Month plus 0.65%)
5.49%	03/25/35	[2]	100,870	99,314
Centex Home Equity Loan Trust,
Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.92%)
5.76%	10/25/35	[2]	52,976	52,846
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58	[1,4]	88,467	77,391
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57	[1,4]	113,319	99,446
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M2
(LIBOR USD 1-Month plus 0.68%)
5.52%	10/25/35	[2]	143,000	136,168
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class M1
(LIBOR USD 1-Month plus 0.39%)
5.24%	06/25/37	[2]	94,017	91,356
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
5.75%	10/25/47	[2]	60,066	54,164
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
5.45%	05/25/35	[2]	40,436	33,084
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/23)
3.95%	01/25/33		5,068	4,670
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
5.50%	07/19/44	[2]	2,025	1,774
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
4.83%	03/25/36	[2]	19,946	19,686

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.28%	04/19/36	[4]	$60,679	$45,896
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
4.21%	07/19/35	[4]	701	614
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
5.44%	06/20/35	[2]	105,279	94,826
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
5.17%	05/25/37	[2]	36,033	35,819
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
5.71%	08/25/34	[2]	6,215	5,092
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.42%)
5.27%	05/25/46	[2]	71,840	62,975
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 2A1
3.52%	06/25/37	[4]	57,471	37,120
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M3
(LIBOR USD 1-Month plus 0.71%)
5.55%	09/25/35	[2]	145,794	139,227
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
5.41%	10/25/34	[2]	100,360	94,064
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE7, Class A2B
(LIBOR USD 1-Month plus 1.00%)
5.85%	07/25/37	[2]	65,027	63,084
Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates,
Series 2005-4, Class M2
(LIBOR USD 1-Month plus 0.69%)
5.54%	11/25/35	[2]	76,532	70,046
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/23)
1.87%	04/25/26	[1]	159,291	148,605
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 04/25/23)
1.79%	07/25/26	[1]	67,199	62,243
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1,374
Residential Asset Mortgage Products Trust,
Series 2006-NC3, Class M1
(LIBOR USD 1-Month plus 0.34%)
5.36%	03/25/36	[2]	82,007	78,153

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 34

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securities Corp.,
Series 2005-AHL2, Class M1
(LIBOR USD 1-Month plus 0.63%)
5.48%	10/25/35[2]	$21,452	$21,351
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.46%)
5.31%	02/25/36[2]	38,899	30,883
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[1,5,7]	1,439,659	17,136
VOLT CIII LLC,
Series 2021-CF1, Class A1 (STEP-reset date 04/25/23)
1.99%	08/25/51[1]	94,559	86,222
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 04/25/23)
2.12%	04/25/51[1]	193,746	177,449
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
4.54%	06/25/42[2]	1,075	959
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(LIBOR USD 1-Month plus 0.84%)
5.69%	07/25/45[2]	92,185	87,462
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-4, Class M3
(LIBOR USD 1-Month plus 0.75%)
5.60%	12/25/35[2]	100,000	97,617
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-I, Class A1
4.17%	09/25/33[4]	5,635	5,420

			2,347,728

U.S. Agency Commercial Mortgage-Backed — 1.55%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X1 (IO)
0.17%	04/25/23[4]	10,133,905	49
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K033, Class X1 (IO)
0.28%	07/25/23[4]	3,405,863	954
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K036, Class X1 (IO)
0.68%	10/25/23[4]	4,785,753	11,051
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K044, Class X1 (IO)
0.74%	01/25/25[4]	1,103,976	13,375
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46[4]	250,000	11,115

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.21%	06/25/27[4]	$963,217	$28,871
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF88, Class AL
(LIBOR USD 1-Month plus 0.33%)
5.00%	09/25/30[2]	118,056	117,286
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25	51,828	51,349
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26	27,531	26,367
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ32, Class A1
0.52%	06/25/25	50,596	48,193
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.62%	09/25/25[4]	2,873,463	40,240
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54[4]	103,263	100,335

			449,185

U.S. Agency Mortgage-Backed — 12.12%
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
3.86%	12/01/34[2]	570	559
Fannie Mae Pool AL0851
6.00%	10/01/40	1,705	1,806
Fannie Mae REMICS,
Series 1997-91, Class SL (IO)
(-2.00 X LIBOR USD 1-Month plus 16.00%, 7.50% Cap)
6.68%	11/25/23[2]	796	5
Fannie Mae REMICS,
Series 2002-21, Class FB
(LIBOR USD 1-Month plus 0.90%)
5.75%	04/25/32[2]	18,462	18,564
Fannie Mae REMICS,
Series 2002-53, Class FY
(LIBOR USD 1-Month plus 0.50%)
5.35%	08/25/32[2]	68,958	68,923
Fannie Mae REMICS,
Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
5.85%	09/25/32[2]	3,274	3,318
Fannie Mae REMICS,
Series 2003-81, Class FE
(LIBOR USD 1-Month plus 0.50%)
5.35%	09/25/33[2]	24,053	23,944

See accompanying Notes to Financial Statements.

35 / Annual Report March 2023

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2006-48, Class FL
(LIBOR USD 1-Month plus 0.40%)
5.25%	06/25/36	[2]	$31,433	$31,086
Fannie Mae REMICS,
Series 2006-8, Class NF
(LIBOR USD 1-Month plus 0.37%)
5.22%	03/25/36	[2]	26,169	25,798
Fannie Mae REMICS,
Series 2008-12, Class FA
(LIBOR USD 1-Month plus 0.67%)
5.52%	03/25/38	[2]	83,404	83,152
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
5.25%	10/25/40	[2]	2,820	2,801
Fannie Mae REMICS,
Series 2010-74, Class AF
(LIBOR USD 1-Month plus 0.54%)
5.39%	07/25/37	[2]	27,520	27,319
Freddie Mac REMICS,
Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
5.58%	01/15/33	[2]	2,935	2,970
Freddie Mac REMICS,
Series 3231, Class FB
(LIBOR USD 1-Month plus 0.35%)
5.03%	10/15/36	[2]	50,351	49,541
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
5.18%	06/15/42	[2]	7,964	7,863
Ginnie Mae (TBA)
4.50%	04/20/53		150,000	147,804
5.00%	04/20/53		75,000	75,099
UMBS (TBA)
2.50%	05/01/53		150,000	129,457
3.00%	05/01/53		575,000	516,310
3.50%	05/01/53		50,000	46,477
4.00%	05/01/53		475,000	454,590
4.50%	04/15/53		150,000	146,966
4.50%	05/01/53		350,000	343,038
5.00%	05/01/53		675,000	673,128
5.50%	04/01/53		625,000	631,360

				3,511,878

Total Mortgage-Backed
(Cost $9,911,809)				9,059,731

MUNICIPAL BONDS — 1.23%*
Colorado — 0.46%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23		135,000	131,445

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)

Maryland — 0.28%
City of Baltimore General Obligation, School Improvements,
Series C
5.00%	10/15/25	$80,000	$80,493

New York — 0.49%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	150,000	142,709

Total Municipal Bonds
(Cost $374,151)			354,647

Total Bonds — 72.76%
(Cost $22,210,196)			21,071,828

Issues		Shares	Value

COMMON STOCK — 0.07%
Communications — 0.07%
Intelsat Emergence SA3,5,7
(Luxembourg)		772	20,072

Total Common Stock
(Cost $25,862)

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,7,8
(Luxembourg)		80	—
Intelsat Jackson Holdings SA, Series B†,3,5,7,8
(Luxembourg)		80	—

			—

Total Rights (Cost $–)			—

Issues		Shares	Value

MUTUAL FUNDS — 0.25%
Mutual Funds — 0.25%
SPDR S&P 500 ETF Trust[10]		175	71,643

Total Mutual Funds
(Cost $68,392)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 26.76%
Money Market Funds — 8.95%
Dreyfus Government Cash Management Fund
4.71%[11]		1,180,000	1,180,000
Fidelity Investments Money Market Funds -Government Portfolio
4.72%[11]		23,808	23,808

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 36

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds -Government Portfolio
4.73%[11]		1,387,000	$1,387,000

			2,590,808

U.S. Treasury Bills — 17.81%
U.S. Treasury Bills
4.50%[12]	05/11/23	$2,000,000	1,990,490
4.75%[12]	07/20/23	500,000	493,145
4.76%[12]	08/03/23	1,500,000	1,476,083
5.07%[12]	08/31/23	470,000	460,929
U.S. Treasury Bills (WI)
4.76%[12]	07/18/23	750,000	739,726

			5,160,373

Total Short-Term Investments
(Cost $7,749,520)			7,751,181

Total Investments - 99.84%
(Cost $30,053,970)			28,914,724

Cash and Other Assets, Less Liabilities - 0.16%			46,729

Net Assets - 100.00%			$28,961,453

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $49,976, which is 0.17% of total net assets.
[8]	Non-income producing security.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2023.
[10]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY.

[11]	Represents the current yield as of March 31, 2023.
[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(ETF): Exchange-Traded Fund

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(SPDR): Standard & Poor’s Depositary Receipts

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E-mini Index	139	06/16/23	$28,757,363	$1,723,515	$1,723,515

See accompanying Notes to Financial Statements.

37 / Annual Report March 2023

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 97.87%

ASSET-BACKED SECURITIES — 0.50%**
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[1,2,3]	$39,754	$35,886

Total Asset-Backed Securities (Cost $39,755)

CORPORATES — 86.46%*

Banking — 13.37%
Bank of America Corp.
1.73%	07/22/27[3]	63,000	56,510
Bank of America Corp.
(MTN)
1.92%	10/24/31[3]	20,000	15,994
2.09%	06/14/29[3]	110,000	94,721
3.97%	03/05/29[3]	20,000	18,977
Bank of America Corp.,
Series N
2.65%	03/11/32[3]	10,000	8,361
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[3,4,5]	30,000	25,500
3.09%	05/14/32[3,4,5]	30,000	24,144
6.54%	08/12/33[3,4,5]	40,000	41,000
9.02%	11/15/33[3,4,5]	15,000	17,850
Discover Bank
(BKNT)
3.45%	07/27/26	10,000	9,244
DNB Bank ASA
(Norway)
1.13%	09/16/26[3,4,5]	50,000	44,904
HSBC Holdings PLC
(United Kingdom)
2.21%	08/17/29[3,4]	120,000	101,163
JPMorgan Chase & Co.
1.58%	04/22/27[3]	30,000	26,965
2.07%	06/01/29[3]	15,000	12,954
4.01%	04/23/29[3]	20,000	19,159
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	10,000	8,881
4.72%	08/11/26[3,4]	35,000	34,249
Macquarie Group Ltd.
(Australia)
1.34%	01/12/27[3,4,5]	10,000	8,931
1.63%	09/23/27[3,4,5]	30,000	26,377
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	50,000	49,018
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[3]	100,000	98,814
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	55,000	52,010
U.S. Bancorp
4.84%	02/01/34[3]	20,000	19,413
5.85%	10/21/33[3]	15,000	15,704

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Wells Fargo & Co.
(MTN)
3.35%	03/02/33[3]	$130,000	$112,848
5.01%	04/04/51[3]	15,000	14,144

			957,835

Communications — 7.05%
AT&T, Inc.
3.80%	12/01/57	78,000	58,202
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	20,000	15,255
3.90%	06/01/52	5,000	3,316
5.38%	05/01/47	42,000	34,564
5.75%	04/01/48	20,000	17,471
Comcast Corp.
3.45%	02/01/50	15,000	11,606
4.00%	11/01/49	15,000	12,596
Cox Communications, Inc.
2.60%	06/15/31[5]	40,000	33,069
Fox Corp.
3.50%	04/08/30	25,000	22,869
Meta Platforms, Inc.
3.85%	08/15/32	10,000	9,363
Qwest Corp.
7.25%	09/15/25	20,000	18,600
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[5]	35,000	27,567
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28[5]	15,000	14,912
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29[4,5]	30,000	28,416
Time Warner Cable LLC
5.50%	09/01/41	33,000	28,546
T-Mobile USA, Inc.
2.55%	02/15/31	93,000	78,865
3.88%	04/15/30	10,000	9,391
4.50%	04/15/50	12,000	10,461
Verizon Communications, Inc.
2.36%	03/15/32	45,000	36,963
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50[4]	41,000	33,548

			505,580

Consumer Discretionary — 3.45%
Altria Group, Inc.
3.70%	02/04/51	5,000	3,373
3.88%	09/16/46	11,000	7,931
5.95%	02/14/49	15,000	14,235
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28[4,5]	20,000	19,850

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 38

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
BAT Capital Corp.
4.39%	08/15/37	$35,000	$28,588
4.54%	08/15/47	40,000	29,841
Constellation Brands, Inc.
3.75%	05/01/50	35,000	27,727
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[4,5]	35,000	33,978
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[4,5]	25,000	19,755
WarnerMedia Holdings, Inc.
4.28%	03/15/32[5]	10,000	8,929
5.14%	03/15/52[5]	65,000	52,810

			247,017

Diversified REITs — 3.74%
American Assets Trust LP
3.38%	02/01/31	30,000	24,116
American Tower Corp.
5.65%	03/15/33	15,000	15,449
Crown Castle, Inc.
3.30%	07/01/30	50,000	45,117
Equinix, Inc.
3.90%	04/15/32	37,000	33,685
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	2,000	1,633
4.00%	01/15/30	65,000	57,800
LXP Industrial Trust
2.38%	10/01/31	5,000	3,854
2.70%	09/15/30	45,000	36,608
VICI Properties LP
5.13%	05/15/32	20,000	18,959
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25[5]	18,000	17,413
Weyerhaeuser Co.
3.38%	03/09/33	15,000	13,196

			267,830

Electric — 8.54%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50	5,000	3,975
AEP Transmission Co. LLC,
Series N
2.75%	08/15/51	40,000	26,584
Alabama Power Co.
5.50%	03/15/41	9,000	9,023
Alliant Energy Finance LLC
1.40%	03/15/26[5]	45,000	39,921
Appalachian Power Co.
4.45%	06/01/45	10,000	8,577
Arizona Public Service Co.
6.35%	12/15/32	15,000	16,359
Baltimore Gas and Electric Co.
2.90%	06/15/50	33,000	22,877

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Black Hills Corp.
4.35%	05/01/33	$35,000	$32,257
Consolidated Edison Co. of New York, Inc.,
Series 2017
3.88%	06/15/47	10,000	8,193
Duke Energy Carolinas LLC
3.75%	06/01/45	70,000	57,119
3.88%	03/15/46	15,000	12,297
5.35%	01/15/53	9,000	9,406
Evergy, Inc.
2.45%	09/15/24	5,000	4,793
FirstEnergy Transmission LLC
5.45%	07/15/44[5]	30,000	28,721
Florida Power & Light Co.
4.13%	02/01/42	65,000	57,736
Interstate Power and Light Co.
2.30%	06/01/30	20,000	16,769
ITC Holdings Corp.
4.05%	07/01/23	10,000	9,966
4.95%	09/22/27[5]	15,000	15,113
Metropolitan Edison Co.
4.00%	04/15/25[5]	39,000	37,244
MidAmerican Energy Co.
4.25%	05/01/46	10,000	8,754
Narragansett Electric Co. (The)
3.40%	04/09/30[5]	10,000	9,168
Niagara Mohawk Power Corp.
5.78%	09/16/52[5]	15,000	15,615
Oklahoma Gas and Electric Co.
5.60%	04/01/53	10,000	10,283
PacifiCorp.
4.13%	01/15/49	60,000	51,545
Public Service Co. of New Mexico
3.85%	08/01/25	20,000	19,431
Virginia Electric & Power Co.,
Series B
3.80%	09/15/47	20,000	16,044
Virginia Electric and Power Co.
2.45%	12/15/50	12,000	7,411
Vistra Operations Co., LLC
3.55%	07/15/24[5]	6,000	5,791
Xcel Energy, Inc.
4.80%	09/15/41	55,000	50,825

			611,797

Energy — 4.75%
Aker BP ASA
(Norway)
3.10%	07/15/31[4,5]	30,000	25,420
Boston Gas Co.
3.76%	03/16/32[5]	10,000	9,047
Enbridge, Inc.
(Canada)
5.70%	03/08/33[4]	22,000	22,894
Energy Transfer LP
5.00%	05/15/50	45,000	38,334

See accompanying Notes to Financial Statements.

39 / Annual Report March 2023

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
5.40%	10/01/47	$6,000	$5,351
6.13%	12/15/45	12,000	11,607
EQM Midstream Partners LP
6.50%	07/15/48	8,000	6,240
KeySpan Gas East Corp.
5.82%	04/01/41[5]	15,000	15,091
Kinder Morgan Energy Partners LP
5.80%	03/15/35	15,000	15,284
Kinder Morgan Energy Partners LP
(MTN)
6.95%	01/15/38	5,000	5,620
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31	5,000	5,746
NGPL Pipe Co. LLC
3.25%	07/15/31[5]	20,000	16,942
4.88%	08/15/27[5]	10,000	9,697
Petroleos Mexicanos
(Mexico)
7.69%	01/23/50[4]	25,000	17,661
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26	13,000	12,736
Rockies Express Pipeline LLC
3.60%	05/15/25[5]	30,000	28,222
6.88%	04/15/40[5]	17,000	14,195
Sabine Pass Liquefaction LLC
4.20%	03/15/28	3,000	2,886
Southern Co. Gas Capital Corp.
4.40%	06/01/43	10,000	8,459
5.88%	03/15/41	30,000	31,834
Southern Natural Gas Co. LLC
4.80%	03/15/47[5]	15,000	12,916
TransCanada PipeLines Ltd.
(Canada)
5.00%	10/16/43[4]	15,000	13,690
Williams Cos., Inc. (The)
3.50%	10/15/51	15,000	10,682

			340,554

Finance — 12.17%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28[4]	15,000	13,092
3.30%	01/30/32[4]	28,000	23,139
3.88%	01/23/28[4]	4,000	3,708
Air Lease Corp.
3.63%	12/01/27	19,000	17,441
4.25%	09/15/24	10,000	9,800
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[4,5]	3,000	2,541
2.75%	02/21/28[4,5]	10,000	8,355
2.88%	02/15/25[4,5]	15,000	14,063
4.38%	05/01/26[4,5]	10,000	9,395
Capital One Financial Corp.
3.27%	03/01/30[3]	10,000	8,630

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Citigroup, Inc.
2.57%	06/03/31[3]	$100,000	$84,429
2.98%	11/05/30[3]	5,000	4,385
3.06%	01/25/33[3]	50,000	42,538
3.52%	10/27/28[3]	30,000	28,066
Discover Financial Services
6.70%	11/29/32	25,000	25,864
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27[3]	10,000	8,807
1.95%	10/21/27[3]	20,000	17,870
1.99%	01/27/32[3]	40,000	31,942
2.38%	07/21/32[3]	10,000	8,155
2.60%	02/07/30	80,000	68,830
2.65%	10/21/32[3]	25,000	20,673
3.81%	04/23/29[3]	15,000	14,132
Intercontinental Exchange, Inc.
1.85%	09/15/32	10,000	7,911
JPMorgan Chase & Co.
2.55%	11/08/32[3]	55,000	45,711
2.95%	02/24/28[3]	20,000	18,586
3.90%	01/23/49[3]	65,000	53,469
LSEGA Financing PLC
(United Kingdom)
2.00%	04/06/28[4,5]	30,000	25,774
Morgan Stanley
2.48%	09/16/36[3]	40,000	30,261
Morgan Stanley
(GMTN)
1.51%	07/20/27[3]	85,000	75,492
3.77%	01/24/29[3]	25,000	23,647
Morgan Stanley
(MTN)
1.93%	04/28/32[3]	50,000	39,621
Nationwide Building Society
(United Kingdom)
4.36%	08/01/24[3,4,5]	15,000	14,877
ORIX Corp.
(Japan)
4.00%	04/13/32[4]	30,000	27,640
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24[4,5]	2,000	1,982
Pipeline Funding Co. LLC
7.50%	01/15/30[5]	25,608	26,171
Raymond James Financial, Inc.
3.75%	04/01/51	20,000	14,925

			871,922

Food — 1.47%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.75%	04/01/33[4,5]	10,000	9,617
6.50%	12/01/52[4,5]	25,000	23,995
Kraft Heinz Foods Co.
4.63%	10/01/39	10,000	9,180

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 40

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Food (continued)
Pilgrim’s Pride Corp.
3.50%	03/01/32	$45,000	$36,344
Smithfield Foods, Inc.
2.63%	09/13/31[5]	35,000	26,464

			105,600

Health Care — 11.23%
AbbVie, Inc.
4.40%	11/06/42	25,000	22,846
Alcon Finance Corp.
2.60%	05/27/30[5]	30,000	25,903
Amgen, Inc.
4.40%	05/01/45	15,000	13,248
4.88%	03/01/53	10,000	9,387
5.65%	03/02/53	40,000	41,661
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28	5,000	4,823
Baxter International, Inc.
3.95%	04/01/30	10,000	9,330
Bayer U.S. Finance II LLC
4.38%	12/15/28[5]	25,000	24,183
4.88%	06/25/48[5]	30,000	26,937
Becton Dickinson & Co.
3.79%	05/20/50	25,000	20,314
4.67%	06/06/47	5,000	4,688
Centene Corp.
3.00%	10/15/30	21,000	17,703
Children’s Hospital Medical Center
2.82%	11/15/50	20,000	13,379
Cigna Group (The)
5.40%	03/15/33	20,000	20,779
CommonSpirit Health
2.78%	10/01/30	35,000	29,900
3.91%	10/01/50	10,000	7,769
CVS Health Corp.
5.05%	03/25/48	28,000	26,230
5.25%	02/21/33	28,000	28,543
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	45,000	39,803
Elanco Animal Health, Inc.
6.65%	08/28/28	5,000	4,735
Elevance Health, Inc.
3.70%	09/15/49	10,000	7,968
Hackensack Meridian Health, Inc.,
Series 2020
2.88%	09/01/50	30,000	20,503
HCA, Inc.
3.63%	03/15/32[5]	10,000	8,803
5.25%	06/15/49	50,000	45,166
Illumina, Inc.
2.55%	03/23/31	35,000	28,955
Mass General Brigham, Inc.,
Series 2020
3.34%	07/01/60	10,000	7,287

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55	$15,000	$10,991
OhioHealth Corp.,
Series 2020
3.04%	11/15/50	15,000	10,970
PerkinElmer, Inc.
2.25%	09/15/31	20,000	16,075
2.55%	03/15/31	25,000	20,658
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30	20,000	16,172
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27[4]	45,000	39,419
Sharp HealthCare,
Series 20B
2.68%	08/01/50	50,000	33,557
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30[4]	30,000	24,346
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31[4]	30,000	25,179
UnitedHealth Group, Inc.
3.70%	08/15/49	10,000	8,204
4.25%	04/15/47	15,000	13,441
Universal Health Services, Inc.
1.65%	09/01/26	40,000	35,120
West Virginia United Health System Obligated Group,
Series 2020
3.13%	06/01/50	35,000	23,791
Zoetis, Inc.
5.60%	11/16/32	15,000	16,013

			804,779

Health Care REITs — 0.65%
Healthcare Reality Holdings LP
2.00%	03/15/31	20,000	15,630
Healthcare Realty Holdings LP
3.63%	01/15/28	30,000	27,294
Physicians Realty LP
2.63%	11/01/31	5,000	3,944

			46,868

Hotel & Resort REITs — 0.24%
Host Hotels & Resorts LP,
Series I
3.50%	09/15/30	20,000	16,949

Industrials — 2.17%
Amcor Flexibles North America, Inc.
2.63%	06/19/30	5,000	4,200
BAE Systems Holdings, Inc.
3.85%	12/15/25[5]	20,000	19,409
BAE Systems PLC
(United Kingdom)
3.40%	04/15/30[4,5]	30,000	27,559

See accompanying Notes to Financial Statements.

41 / Annual Report March 2023

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Berry Global, Inc.
1.57%	01/15/26	$28,000	$25,455
Boeing Co. (The)
5.93%	05/01/60	12,000	12,019
CCL Industries, Inc.
(Canada)
3.05%	06/01/30[4,5]	25,000	21,270
Northrop Grumman Corp.
5.15%	05/01/40	10,000	10,131
Sealed Air Corp.
1.57%	10/15/26[5]	20,000	17,524
Sonoco Products Co.
3.13%	05/01/30	10,000	8,841
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26[4,5]	5,000	4,805
WRKCo, Inc.
3.00%	06/15/33	5,000	4,104

			155,317

Information Technology — 4.05%
Amazon.com, Inc.
2.50%	06/03/50	17,000	11,545
Broadcom, Inc.
2.60%	02/15/33[5]	30,000	23,551
3.14%	11/15/35[5]	25,000	19,313
3.42%	04/15/33[5]	23,000	19,263
CDW LLC/CDW Finance Corp.
3.28%	12/01/28	25,000	22,149
Fiserv, Inc.
2.65%	06/01/30	15,000	12,958
Intel Corp.
3.25%	11/15/49	5,000	3,563
5.70%	02/10/53	25,000	25,523
Micron Technology, Inc.
2.70%	04/15/32	25,000	20,022
Open Text Corp.
(Canada)
6.90%	12/01/27[4,5]	17,000	17,531
Oracle Corp.
3.60%	04/01/50	80,000	56,825
3.95%	03/25/51	27,000	20,317
Skyworks Solutions, Inc.
0.90%	06/01/23	10,000	9,931
Take-Two Interactive Software, Inc.
4.00%	04/14/32	30,000	27,648

			290,139

Insurance — 6.37%
Allstate Corp. (The)
3.85%	08/10/49	20,000	16,058
Aon Corp.
2.80%	05/15/30	15,000	13,267
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	25,000	20,234

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Arthur J Gallagher & Co.
3.05%	03/09/52	$20,000	$13,187
Athene Global Funding
1.61%	06/29/26[5]	15,000	13,046
1.99%	08/19/28[5]	10,000	8,119
(SOFR Index plus 0.70%)
5.46%	05/24/24[5,6]	30,000	29,729
Brown & Brown, Inc.
2.38%	03/15/31	45,000	36,163
Farmers Insurance Exchange
4.75%	11/01/57[3,5]	55,000	43,154
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70[5]	45,000	31,622
Massachusetts Mutual Life Insurance Co.
3.38%	04/15/50[5]	17,000	12,486
MMI Capital Trust I,
Series B
7.63%	12/15/27	25,000	26,645
Nationwide Mutual Insurance Co.
7.16%	12/15/24[3,5]	45,000	44,827
New York Life Insurance Co.
3.75%	05/15/50[5]	15,000	12,141
Principal Life Global Funding II
0.75%	04/12/24[5]	25,000	23,906
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[5]	24,000	17,353
4.38%	09/15/54[3,5]	65,000	63,357
Willis North America, Inc.
2.95%	09/15/29	35,000	30,875

			456,169

Materials — 0.67%
International Flavors & Fragrances, Inc.
1.23%	10/01/25[5]	5,000	4,478
2.30%	11/01/30[5]	15,000	12,049
5.00%	09/26/48	25,000	21,369
Nutrien Ltd.
(Canada)
5.80%	03/27/53[4]	10,000	10,320

			48,216

Office REITs — 1.33%
Boston Properties LP
2.55%	04/01/32	10,000	7,124
3.40%	06/21/29	5,000	4,101
Hudson Pacific Properties LP
3.95%	11/01/27	50,000	34,363
Kilroy Realty LP
2.50%	11/15/32	15,000	9,531
2.65%	11/15/33	15,000	9,333
Piedmont Operating Partnership LP
2.75%	04/01/32	45,000	31,193

			95,645

Residential REITs — 0.58%
American Homes 4 Rent LP
2.38%	07/15/31	15,000	11,972

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 42

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Residential REITs (continued)
Essex Portfolio LP
2.65%	03/15/32	$5,000	$4,091
Invitation Homes Operating Partnership LP
2.30%	11/15/28	30,000	25,197

			41,260

Retail — 0.74%
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50[4,5]	45,000	33,589
Lowe’s Cos., Inc.
5.63%	04/15/53	10,000	10,064
5.75%	07/01/53	5,000	5,100
McDonald’s Corp.
(MTN)
4.20%	04/01/50	5,000	4,414

			53,167

Services — 0.92%
Global Payments, Inc.
4.45%	06/01/28	30,000	28,482
RELX Capital, Inc.
4.00%	03/18/29	35,000	33,769
William Marsh Rice University
2.60%	05/15/50	5,000	3,531

			65,782

Specialized REITs — 1.09%
CubeSmart LP
2.25%	12/15/28	20,000	17,321
4.38%	02/15/29	5,000	4,778
Extra Space Storage LP
3.90%	04/01/29	25,000	23,077
Life Storage LP
2.20%	10/15/30	40,000	32,907

			78,083

Transportation — 1.48%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	21,263	18,741
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	12,988	10,922
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	26,074	24,022
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	17,633	17,907
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	11,878	11,795
Union Pacific Corp.
3.84%	03/20/60	20,000	16,279

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28	$7,357	$6,516

			106,182

Water — 0.40%
American Water Capital Corp.
3.45%	05/01/50	6,000	4,581
Essential Utilities, Inc.
5.30%	05/01/52	25,000	24,251

			28,832

Total Corporates (Cost $7,255,843)			6,195,523

MORTGAGE-BACKED — 0.54%**

Non-Agency Commercial Mortgage-Backed — 0.14%
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.83%	09/10/47[1,2,3]	575,627	5,094
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.83%	12/10/47[3]	403,325	4,100
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.46%	08/10/43[3,5]	1,256,715	1,058
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44[3,5]	81,388	1
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.17%	08/10/49[1,2,3,5]	181,328	74

			10,327

U.S. Agency Commercial Mortgage-Backed — 0.28%
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51[3]	507,199	18,827
Ginnie Mae,
Series 2012-144, Class IO (IO)
0.32%	01/16/53[3]	149,517	1,296

			20,123

U.S. Agency Mortgage-Backed — 0.12%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
1.15%	11/25/41[6]	25,547	2,071
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42	6,926	6,283

			8,354

Total Mortgage-Backed
(Cost $162,730)			38,804

See accompanying Notes to Financial Statements.

43 / Annual Report March 2023

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS — 3.42%*

California — 1.18%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35	$35,000	$27,085
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38	15,000	13,316
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.26%	05/15/60	5,000	3,465
San Francisco City & County Airport Commercial-San Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34	35,000	30,283
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32	10,000	10,495

			84,644

Florida — 0.20%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	15,000	13,843

Massachusetts — 0.23%
Massachusetts School Building Authority Revenue Bonds, Series A
2.50%	02/15/37	10,000	7,679
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	10,000	8,740

			16,419

Michigan — 0.45%
University of Michigan Revenue Bonds, Series C
3.50%	04/01/34	35,000	32,063

New York — 1.36%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	25,000	20,485
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	5,000	4,496
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	4,767
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	20,000	15,527
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Taxable Bonds, Public Improvements
3.96%	08/01/32	30,000	28,064
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.54%	03/15/34	10,000	8,161

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
2.59%	03/15/35	$20,000	$16,141

			97,641

Total Municipal Bonds
(Cost $288,975)			244,610

U.S. TREASURY SECURITIES — 6.95%

U.S. Treasury Bonds — 1.50%
U.S. Treasury Bonds
3.63%	02/15/53	33,000	32,763
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[7]	53,526	54,591
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds (WI)
1.13%	01/15/33[7]	20,087	20,053

			107,407

U.S. Treasury Notes — 5.45%
U.S. Treasury Notes
3.50%	02/15/33	134,000	134,220
3.63%	03/31/28	160,000	160,294
3.88%	03/31/25	22,000	21,935
4.00%	02/29/28	59,000	60,078
4.63%	02/28/25	14,000	14,137

			390,664

Total U.S. Treasury Securities
(Cost $495,865)			498,071

Total Bonds — 97.87%
(Cost $8,243,168)			7,012,894

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.89%

Money Market Funds — 2.89%
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[8]		20,347	20,347
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[8]		187,000	187,000

Total Short-Term Investments
(Cost $207,347)			207,347

Total Investments - 100.76%
(Cost $8,450,515)			7,220,241

Liabilities in Excess of Other Assets - (0.76)%			(54,380)

Net Assets - 100.00%			$7,165,861

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[2]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $41,054, which is 0.57% of total net assets.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 44

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	Foreign denominated security issued by foreign domiciled entity.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents the current yield as of March 31, 2023.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	16	06/30/23	$3,303,250	$20,593	$20,593
U.S. Treasury Ultra Bond	1	06/21/23	141,125	5,904	5,904

			3,444,375	26,497	26,497

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	6	06/21/23	(726,844)	(19,211)	(19,211)
U.S. Treasury Five-Year Note	3	06/30/23	(328,523)	(4,004)	(4,004)

			(1,055,367)	(23,215)	(23,215)

TOTAL FUTURES CONTRACTS			$2,389,008	$3,282	$3,282

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	09/20/53	USD-SOFR- COMPOUND	Annual	3.00%	Annual	$76	$(1,714)	$—	$(1,714)

TOTAL SWAPS CONTRACTS						$76	$(1,714)	$—	$(1,714)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

45 / Annual Report March 2023

ESG Securitized Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 113.77%
ASSET-BACKED SECURITIES — 7.85%**
Aligned Data Centers Issuer LLC,
Series 2021-1A, Class A2
1.94%	08/15/46[1]	$150,000	$132,145
Flexential Issuer,
Series 2021-1A, Class A2
3.25%	11/27/51[1]	150,000	133,515
GoodLeap Sustainable Home Solutions Trust,
Series 2022-1GS, Class A
2.70%	01/20/49[1]	93,729	77,099
GoodLeap Sustainable Home Solutions Trust,
Series 2023-1GS, Class A
5.52%	02/22/55[1]	44,447	43,456
Loanpal Solar Loan Ltd.,
Series 2021-1GS, Class A
2.29%	01/20/48[1]	161,525	121,964
Sunnova Helios VII Issuer LLC,
Series 2021-C, Class A
2.03%	10/20/48[1]	180,176	152,581

Total Asset-Backed Securities
(Cost $767,703)			660,760

MORTGAGE-BACKED — 104.42%**

Non-Agency Commercial Mortgage-Backed — 30.30%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class A1A1
3.90%	08/10/35[1]	150,000	140,677
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	125,000	109,675
CAMB Commercial Mortgage Trust,
Series 2021-CX2, Class B
2.77%	11/10/46[1,2]	150,000	114,722
Commercial Mortgage Trust,
Series 2019-521F, Class A
(LIBOR USD 1-Month plus 0.90%)
5.58%	06/15/34[1,3]	150,000	144,088
Commercial Mortgage Trust,
Series 2022-HC, Class A
2.82%	01/10/39[1]	150,000	131,624
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.53%	10/10/34[1,2]	150,000	127,970
DOLP Trust,
Series 2021-NYC, Class A
2.96%	05/10/41[1]	150,000	119,935
DROP Mortgage Trust,
Series 2021-FILE, Class A
(LIBOR USD 1-Month plus 1.15%)
5.83%	10/15/43[1,3]	150,000	138,655
Frost CMBS DAC,
Series 2021-1A, Class GBB
(Ireland)
(SONIA plus 1.65%)
5.74%	11/20/33[1,3,4]	249,390	277,162

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Grace Trust,
Series 2020-GRCE, Class B
2.60%	12/10/40[1]	$150,000	$113,676
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	150,000	129,371
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP, Class C
2.93%	11/05/44[1,2]	125,000	84,858
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP, Class F
2.93%	11/05/44[1,2]	200,000	106,733
MFT Mortgage Trust,
Series 2020-B6, Class B
3.28%	08/10/40[1,2]	150,000	98,361
Morgan Stanley Capital I Trust,
Series 2020-CNP, Class A
2.43%	04/05/42[1,2]	150,000	119,046
Natixis Commercial Mortgage Securities Trust,
Series 2019-10K, Class A
3.62%	05/15/39[1]	150,000	130,130
One New York Plaza Trust,
Series 2020-1NYP, Class AJ
(LIBOR USD 1-Month plus 1.25%)
5.93%	01/15/36[1,3]	150,000	141,177
SFO Commercial Mortgage Trust,
Series 2021-555, Class C
(LIBOR USD 1-Month plus 1.80%)
6.48%	05/15/38[1,3]	130,000	108,574
Shops at Crystals Trust,
Series 2016-CSTL, Class A
3.13%	07/05/36[1]	150,000	132,503
SLG Office Trust,
Series 2021-OVA, Class A
2.59%	07/15/41[1]	100,000	79,766

			2,548,703

Non-Agency Mortgage-Backed — 1.03%
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 05/25/23)
4.25%	08/25/54[1]	97,045	86,382

U.S. Agency Commercial Mortgage-Backed — 1.33%
Freddie Mac Multifamily ML Certificates,
Series 2021-ML12, Class XUS (IO)
1.22%	07/25/41[1]	1,087,204	111,656

U.S. Agency Mortgage-Backed — 71.76%
Fannie Mae Pool AL9266
3.00%	10/01/46	128,609	117,961
Fannie Mae Pool BO2256
3.00%	10/01/49	302,456	274,952
Fannie Mae Pool BQ1226
2.00%	09/01/50	134,236	111,469
Fannie Mae Pool BV9977
3.50%	06/01/52	96,770	90,044

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 46

ESG Securitized Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool BW0000
4.00%	07/01/52	$97,100	$92,958
Fannie Mae Pool CA5496
3.00%	04/01/50	381,105	347,282
Fannie Mae Pool CB2074
2.50%	11/01/51	161,826	139,959
Fannie Mae Pool CB4211
4.50%	07/01/52	121,746	119,345
Fannie Mae Pool FM2870
3.00%	03/01/50	234,453	213,426
Fannie Mae Pool FM3687
2.50%	06/01/50	342,738	299,625
Fannie Mae Pool FM5254
2.00%	12/01/50	160,750	133,493
Fannie Mae Pool FM6400
2.00%	03/01/51	107,408	89,203
Fannie Mae Pool FS1334
2.00%	11/01/51	163,381	135,423
Fannie Mae Pool FS1598
2.00%	04/01/52	119,482	98,743
Fannie Mae Pool MA4398
2.00%	08/01/51	169,151	140,361
Fannie Mae Pool MA4414
2.50%	09/01/51	195,107	168,545
Fannie Mae REMICS,
Series 2019-25, Class PA
3.00%	05/25/48	218,640	203,457
Freddie Mac Gold Pool G67707
3.50%	01/01/48	203,134	192,791
Freddie Mac Gold Pool G67708
3.50%	03/01/48	40,143	37,971
Freddie Mac Pool QA7550
3.00%	03/01/50	67,861	61,647
Freddie Mac Pool QA8518
3.00%	04/01/50	81,593	74,122
Freddie Mac Pool QC8921
2.50%	10/01/51	152,428	131,685
Freddie Mac Pool QD1841
2.00%	11/01/51	137,272	113,669
Freddie Mac Pool RA3282
3.00%	08/01/50	369,419	335,595
Freddie Mac Pool RA4201
2.00%	12/01/50	97,367	80,857
Freddie Mac Pool RA5552
3.00%	07/01/51	236,596	213,066
Freddie Mac Pool RA5855
2.50%	09/01/51	203,246	175,577
Freddie Mac Pool RA6071
2.00%	10/01/51	142,187	117,678
Freddie Mac Pool RA6528
2.50%	02/01/52	22,938	19,773
Freddie Mac Pool RA7091
2.50%	03/01/52	143,438	123,803
Freddie Mac Pool RA7543
4.00%	06/01/52	118,831	113,671

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool SD7511
3.50%	01/01/50	$35,959	$33,966
Freddie Mac Pool SD7549
2.00%	01/01/52	144,669	120,817
Freddie Mac Pool SD8222
4.00%	06/01/52	95,403	91,219
Freddie Mac REMICS,
Series 3067, Class FA
(LIBOR USD 1-Month plus 0.35%)
5.03%	11/15/35[3]	61,422	60,855
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
4.98%	04/15/35[3]	14,185	14,140
Freddie Mac REMICS,
Series 3210, Class F
(LIBOR USD 1-Month plus 0.40%)
5.08%	05/15/36[3]	3,836	3,834
Freddie Mac REMICS,
Series 4139, Class DA
1.25%	12/15/27	24,095	22,658
Ginnie Mae (TBA)
2.50%	05/20/53	150,000	132,209
4.50%	04/20/53	200,000	197,072
5.00%	04/20/53	25,000	25,033
UMBS (TBA)
4.00%	05/01/53	175,000	167,480
4.50%	04/01/53	100,000	97,978
4.50%	05/01/53	75,000	73,508
5.00%	05/01/53	200,000	199,445
5.50%	04/01/53	225,000	227,290

			6,035,655

Total Mortgage-Backed
(Cost $9,810,786)			8,782,396

U.S. TREASURY SECURITIES — 1.50%

U.S. Treasury Bonds — 1.13%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[5]	78,775	80,342
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds (WI)
1.13%	01/15/33[5]	15,065	15,040

			95,382

U.S. Treasury Notes — 0.37%
U.S. Treasury Notes
3.63%	03/31/28	26,000	26,048
3.88%	03/31/25	5,000	4,985

			31,033

Total U.S. Treasury Securities
(Cost $125,796)			126,415

Total Bonds — 113.77%
(Cost $10,704,285)			9,569,571

See accompanying Notes to Financial Statements.

47 / Annual Report March 2023

ESG Securitized Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.07%

Money Market Funds — 2.07%
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[6]		20,688	$20,688
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[6]		153,000	153,000

Total Short-Term Investments
(Cost $173,688)			173,688

Total Investments - 115.84%
(Cost $10,877,973)			9,743,259

Liabilities in Excess of Other Assets - (15.84)%			(1,332,411)

Net Assets - 100.00%			$8,410,848

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[4]	Foreign denominated security issued by foreign domiciled entity.
[5]	Inflation protected security. Principal amount reflects original security face amount.
[6]	Represents the current yield as of March 31, 2023.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GBP): British Pound

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 285,683	GBP 234,000	Citibank N.A.	04/13/23	$(3,724)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	9	06/30/23	$1,858,078	$19,741	$19,741
U.S. Treasury Ten-Year Ultra Bond	2	06/21/23	242,281	7,679	7,679
U.S. Treasury Ultra Bond	1	06/21/23	141,125	560	560

			2,241,484	27,980	27,980

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	7	06/30/23	(766,555)	(5,598)	(5,598)

TOTAL FUTURES CONTRACTS			$1,474,929	$22,382	$22,382

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 48

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 97.31%

ASSET-BACKED SECURITIES — 9.05%**
AGL CLO 13 Ltd.,
Series 2021-13A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.46%	10/20/34[1,2,3]	$600,000	$578,580
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.92%	10/17/34[1,2,3]	185,000	180,510
Aimco CLO 14 Ltd.,
Series 2021-14A, Class SUB
(Cayman Islands)
0.00%	04/20/34[1,3,4]	700,000	491,680
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37[1]	605,000	580,872
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37[1]	635,000	609,697
AMSR Trust,
Series 2021-SFR3, Class G
3.80%	10/17/38[1]	600,000	521,418
BlueMountain CLO Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.77%)
6.59%	10/25/30[1,2,3]	250,000	243,100
BMO SBA COOF Trust,
Series 2019-1, Class A (IO)
1.76%	10/25/45[1,4]	2,953,005	104,126
Carvana Auto Receivables Trust,
Series 2020-P1, Class R
0.00%	09/08/27[1]	1,300	174,922
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28[1]	1,500	351,814
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29[1]	3,050	609,742
Carvana Auto Receivables Trust,
Series 2023-P1, Class R
0.00%	03/11/30[1]	1,600	331,043
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
6.37%	10/24/30[1,2,3]	575,000	561,472
CIFC Funding Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/18/31[1,3,4]	575,000	275,588
CIFC Funding Ltd.,
Series 2022-2A, Class INCB
(Cayman Islands)
0.00%	04/19/35[1,3,4]	475,000	391,220

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.04%	10/15/52[1,4]	$548,117	$22,589
CoreVest American Finance Trust,
Series 2021-1, Class XB (IO)
1.55%	04/15/53[1,4]	4,459,000	300,424
Dryden 72 CLO Ltd.,
Series 2019-72A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.51%	05/15/32[1,2,3]	925,000	894,383
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
5.69%	04/15/29[1,2,3]	56,035	55,405
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
6.06%	08/15/30[1,2,3]	9,648	9,548
Elmwood CLO VI Ltd.,
Series 2020-3A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.46%	10/20/34[1,2,3]	440,000	424,213
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37[1]	1,288,000	1,196,879
FirstKey Homes Trust,
Series 2021-SFR3, Class E1
2.99%	12/17/38[1]	944,000	827,566
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
5.91%	07/19/34[1,2,3]	1,290,360	1,260,140
FRTKL,
Series 2021-SFR1, Class F
3.17%	09/17/38[1]	1,000,000	844,487
Gilbert Park CLO Ltd.,
Series 2017-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
5.98%	10/15/30[1,2,3]	335,000	331,516
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
5.96%	10/20/34[1,2,3]	250,000	244,135
Greenwood Park CLO Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/15/31[1,3,4]	675,000	251,755
HOA Funding, LLC,
Series 2021-1A, Class A2
4.72%	08/20/51[1]	876,650	729,143

See accompanying Notes to Financial Statements.

49 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Invesco CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/15/34[1,3,4]	$650,000	$448,500
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	40,130	37,370
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	39,386	35,227
JPMorgan Chase Bank Auto Credit Linked Notes,
Series 2021-1, Class R
28.35%	09/25/28[1]	517,721	545,171
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
5.95%	04/19/33[1,2,3]	1,000,000	990,677
Navient Student Loan Trust,
Series 2018-4A, Class B
(LIBOR USD 1-Month plus 1.30%)
6.15%	06/27/67[1,2]	850,000	773,660
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
5.75%	06/25/54[1,2]	630,000	607,021
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
5.83%	04/15/34[1,2,3]	1,200,000	1,170,782
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class SUB
(Cayman Islands)
0.00%	04/16/33[1,3,4]	275,000	173,704
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
6.07%	11/20/30[1,2,3]	325,000	321,766
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.49%	10/15/34[1,2,3]	700,000	674,127
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.92%	01/17/31[1,2,3]	550,000	545,067
Palmer Square CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/20/34[1,3,4]	625,000	388,125

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
PHEAA Student Loan Trust,
Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.59%)
5.44%	08/25/40[1,2]	$26,459	$25,599
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38[1]	819,000	715,567
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38[1]	838,000	689,809
Progress Residential Trust,
Series 2021-SFR9, Class E1
2.81%	11/17/40[1]	1,531,000	1,233,803
Progress Residential,
Series 2021-SFR1, Class H
5.00%	04/17/38[1]	1,050,000	911,431
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26[1]	1,211,000	1,072,256
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.39%	10/15/32[1,2,3]	750,000	726,975
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
5.81%	10/15/29[1,2,3]	51,884	51,408
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
6.00%	10/20/30[1,2,3]	810,000	802,425
Santander Consumer Auto Receivables Trust,
Series 2021-CA, Class R
0.00%	06/15/28[1]	5,150	607,147
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	485,888	438,609
SLM Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.50%)
5.32%	07/25/39[2]	154,688	144,535
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
6.52%	07/25/23[2]	70,807	70,473
SLM Student Loan Trust,
Series 2008-7, Class A4
(LIBOR USD 3-Month plus 0.90%)
5.72%	07/25/23[2]	13,323	12,966
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[2]	10,000	9,286

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 50

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29[1,3,4]	$975,000	$703,817
Textainer Marine Containers VII Ltd.,
Series 2021-1A, Class B
(Bermuda)
2.52%	02/20/46[1,3]	639,427	539,820
Tricon American Homes Trust,
Series 2017-SFR2, Class E
4.22%	01/17/36[1]	800,000	784,949
Voya CLO Ltd.,
Series 2018-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	01/15/32[1,2,3]	250,000	241,581

Total Asset-Backed Securities (Cost $32,373,417)			29,891,620

BANK LOANS — 3.37%*

Communications — 0.09%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.17%	03/15/27[2]	5,219	3,467
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.18%	04/15/27[2]	48,867	43,323
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	05/01/28[2]	122,500	116,681
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.11%	03/31/31[2]	150,000	148,360

			311,831

Consumer Discretionary — 0.21%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
8.11%	12/23/27[2]	147,000	136,556
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.09%	01/24/29[2,3]	248,125	219,901
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[2]	120,000	92,000
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.91%	10/01/26[2]	245,000	243,029

			691,486

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Electric — 0.26%
Astoria Energy LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.14%	12/10/27[2]	$263,347	$261,833
Calpine Corp.,
Term Loan B9, 1st Lien
(LIBOR plus 2.00%)
6.85%	04/05/26[2]	244,289	243,161
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.22%	02/10/28[2]	393,000	368,437

			873,431

Entertainment — 0.15%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
9.50%	02/28/25[2]	122,619	19,351
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% - 14.80%	09/07/23[2,3]	459,325	466,581

			485,932

Finance — 0.08%
DCG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 4.60%)
9.41%	09/30/26[2]	268,818	261,426
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.46%	04/09/27[2]	10,839	10,522

			271,948

Gaming — 0.01%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.81%	01/26/29[2]	10,840	10,698
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
7.96%	04/13/29[2,3]	10,868	10,802

			21,500

Health Care — 0.65%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
6.98%	11/08/27[2]	30,064	30,080
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
6.51%	01/15/25[2]	275,000	275,459

See accompanying Notes to Financial Statements.

51 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Buckeye Partners LP,
Term Loan B1, 1st Lien
(LIBOR plus 2.25%)
7.09%	11/01/26[2]	$244,375	$244,104
Certara Holdco, Inc.,
Term Loan B, 1st Lien (France)
(LIBOR plus 3.50%)
8.34%	08/15/26[2,3]	270,188	267,823
Curia Global, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
8.53%	08/28/26[2]	392,450	336,405
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
6.86%	12/30/26[2]	268,766	267,422
Horizon Therapeutics USA, Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
6.56%	03/15/28[2]	269,500	269,310
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	03/31/27[2]	97,504	85,885
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	02/01/28[2]	389,257	385,203

			2,161,691

Health Care REITs — 0.07%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.70%	07/17/28[2]	265,153	226,421

Industrials — 0.38%
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.94%	10/16/28[2]	199,525	167,269
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
6.51%	07/01/26[2]	352,247	351,477
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.84%	08/02/27[2]	302,750	292,051
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.41%	04/15/28[2]	167,025	153,777
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.96% - 8.65%	11/03/25[2]	196,015	192,193

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	08/12/24[2]	$98,930	$85,680

			1,242,447

Information Technology — 0.86%
AppLovin Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.16%	08/15/25[2]	268,686	268,434
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.25%	02/15/29[2,3,7]	884,800	830,606
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[2,3]	10,923	10,906
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.09%	12/16/25[2]	73,500	70,267
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	08/14/25[2]	268,686	231,526
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.86%	10/01/27[2]	244,987	234,575
Nouryon USA LLC,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
9.75%	10/01/25[2]	307,060	305,277
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
8.16%	11/18/27[2]	391,678	378,459
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.52%	09/23/26[2]	15,145	15,118
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	04/24/28[2]	270,875	263,381
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.99%	03/03/28[2]	269,500	227,342

			2,835,891

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 52

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Insurance — 0.07%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.24%	02/15/27[2]	$246,819	$239,517

Materials — 0.14%
Mativ Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	04/20/28[2]	270,188	261,575
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.02%	10/15/25[2]	254,500	213,007

			474,582

Office REITs — 0.07%
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.12%	02/17/28[2]	233,082	231,334

Retail — 0.19%
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
6.99%	02/19/28[2]	171,064	169,294
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
8.91%	10/02/28[2]	467,875	452,012

			621,306

Services — 0.06%
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	12/15/28[2]	10,841	10,686
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(LIBOR plus 2.25%)
6.99%	12/01/28[2,3]	176,632	175,602
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	11/02/27[2]	10,839	10,036

			196,324

Transportation — 0.08%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
12.09%	09/01/27[2]	275,000	257,011

Total Bank Loans
(Cost $11,553,493)			11,142,652

Issues	Maturity Date	Principal Amount	Value

CORPORATES — 31.13%*

Banking — 5.01%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29[1,3,4]	$270,000	$227,756
Bank of America Corp.
2.30%	07/21/32[4]	640,000	516,099
3.42%	12/20/28[4]	685,000	637,358
Bank of America Corp.
(MTN)
1.92%	10/24/31[4]	385,000	307,889
2.55%	02/04/28[4]	125,000	113,948
3.19%	07/23/30[4]	275,000	244,549
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	500,000	451,116
Bank of America Corp.,
Series RR
4.38%[4,8]		100,000	85,386
Comerica, Inc.
5.63%[4,8]		15,000	12,612
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	600,000	510,000
3.09%	05/14/32[1,3,4]	1,190,000	957,713
4.19%	04/01/31[1,3,4]	2,335,000	2,078,851
6.37%	07/15/26[1,3,4]	130,000	126,783
6.54%	08/12/33[1,3,4]	230,000	235,750
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33[3]	410,000	291,498
Discover Bank
2.45%	09/12/24	230,000	218,058
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	220,000	205,469
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	510,000	450,024
1.65%	04/18/26[3,4]	130,000	118,817
2.01%	09/22/28[3,4]	350,000	301,210
2.36%	08/18/31[3,4]	255,000	205,902
2.80%	05/24/32[3,4]	500,000	409,188
4.76%	06/09/28[3,4]	255,000	247,051
6.33%	03/09/44[3,4]	455,000	481,375
JPMorgan Chase & Co.
0.97%	06/23/25[4]	280,000	265,289
1.58%	04/22/27[4]	700,000	629,180
2.58%	04/22/32[4]	550,000	463,597
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	205,000	182,065
3.57%	11/07/28[3,4]	390,000	357,340
4.72%	08/11/26[3,4]	30,000	29,356
4.98%	08/11/33[3,4]	415,000	401,254

See accompanying Notes to Financial Statements.

53 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Macquarie Group Ltd.
(Australia)
2.87%	01/14/33[1,3,4]	$375,000	$304,067
5.03%	01/15/30[1,3,4]	170,000	167,181
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	500,000	490,177
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[4]	95,000	93,873
6.04%	10/28/33[4]	225,000	237,570
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	325,000	307,330
1.67%	06/14/27[3,4]	325,000	283,214
4.80%	11/15/24[3,4]	245,000	241,664
U.S. Bancorp
3.70%[4,8]		105,000	81,978
4.84%	02/01/34[4]	650,000	630,906
5.85%	10/21/33[4]	225,000	235,563
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[4]	745,000	671,340
3.35%	03/02/33[4]	640,000	555,558
3.53%	03/24/28[4]	525,000	495,919

			16,558,823

Communications — 3.44%
AT&T, Inc.
2.55%	12/01/33	452,000	364,335
4.75%	05/15/46	125,000	112,972
Cable One, Inc.
4.00%	11/15/30[1]	60,000	49,200
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31[1]	600,000	492,000
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%	04/01/31	140,000	112,866
4.80%	03/01/50	250,000	190,318
5.38%	05/01/47	141,000	116,035
Charter Communications Operating, LLC/Charter Communications Operating Capital
5.25%	04/01/53	520,000	421,984
Cogent Communications Group, Inc.
7.00%	06/15/27[1]	625,000	620,390
CommScope, Inc.
4.75%	09/01/29[1]	391,000	328,733
CSC Holdings LLC
4.63%	12/01/30[1]	300,000	149,250
5.38%	02/01/28[1]	150,000	123,031
6.50%	02/01/29[1]	322,000	267,717
7.50%	04/01/28[1]	453,000	289,195
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1,9,10]	751,000	42,244
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[1]	169,000	153,226

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Frontier Communications Holdings LLC
6.75%	05/01/29[1]	$575,000	$456,245
8.63%	03/15/31[1]	796,000	780,072
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[3]	285,000	254,556
Gray Escrow II, Inc.
5.38%	11/15/31[1]	267,000	175,808
Gray Television, Inc.
7.00%	05/15/27[1]	400,000	335,268
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	535,000	492,586
Intelsat Jackson Holdings SA, Class B (Luxembourg)
5.50%	08/01/23†,3,5,6,9,10	535,000	—
8.50%	10/15/24†,1,3,5,6,9,10	270,000	—
9.75%	07/15/25†,1,3,5,6,9,10	360,000	—
Level 3 Financing, Inc.
3.63%	01/15/29[1]	40,000	22,125
3.75%	07/15/29[1]	250,000	133,617
10.50%	05/15/30[1]	275,000	262,969
Meta Platforms, Inc.
4.45%	08/15/52	165,000	145,456
Netflix, Inc.
4.63%	05/15/29	100,000	111,061
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[1]	700,000	598,500
Scripps Escrow, Inc.
5.88%	07/15/27[1]	400,000	298,624
Sirius XM Radio, Inc.
3.88%	09/01/31[1]	600,000	467,091
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[1]	262,500	260,606
5.15%	03/20/28[1]	495,000	492,089
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31[1,3]	200,000	173,623
Time Warner Cable LLC
5.50%	09/01/41	80,000	69,201
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30[1,3]	350,000	301,128
Vmed O2 UK Financing I PLC
(United Kingdom)
4.25%	01/31/31[1,3]	375,000	319,500
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50[3]	60,000	49,097
5.63%	02/10/53[3]	300,000	297,061
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[1,3]	1,100,000	898,562

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 54

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Zayo Group Holdings, Inc.
4.00%	03/01/27[1]	$185,000	$140,766

			11,369,107

Consumer Discretionary — 1.36%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	165,000	162,566
BAT Capital Corp.
3.56%	08/15/27	165,000	153,605
4.39%	08/15/37	150,000	122,521
5.65%	03/16/52	430,000	378,440
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26[3]	83,000	75,582
Everi Holdings, Inc.
5.00%	07/15/29[1]	350,000	315,000
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[1,3]	160,000	155,327
6.13%	07/27/27[1,3]	195,000	200,181
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[1,3]	750,000	592,650
Reynolds American, Inc.
5.70%	08/15/35	100,000	94,857
5.85%	08/15/45	95,000	85,705
Spectrum Brands, Inc.
5.50%	07/15/30[1]	425,000	377,187
Triton Water Holdings, Inc.
6.25%	04/01/29[1]	1,075,000	855,657
WarnerMedia Holdings, Inc.
4.28%	03/15/32[1]	190,000	169,647
5.05%	03/15/42[1]	480,000	401,915
5.14%	03/15/52[1]	425,000	345,296

			4,486,136

Diversified REITs — 1.05%
American Assets Trust LP
3.38%	02/01/31	500,000	401,933
American Tower Corp.
0.88%	05/21/29	180,000	157,544
1.00%	01/15/32	210,000	168,819
2.70%	04/15/31	80,000	67,147
5.65%	03/15/33	145,000	149,336
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28[3]	100,000	86,358
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32[3]	150,000	114,874
1.25%	02/01/31[3]	220,000	178,463
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	17,000	13,878
4.00%	01/15/30	305,000	271,215

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Diversified REITs (continued)
4.00%	01/15/31	$48,000	$41,943
5.38%	04/15/26	590,000	573,129
5.75%	06/01/28	10,000	9,767
LXP Industrial Trust
2.70%	09/15/30	160,000	130,162
VICI Properties LP
5.13%	05/15/32	369,000	349,800
5.63%	05/15/52	145,000	130,735
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27[1]	135,000	124,741
3.88%	02/15/29[1]	120,000	106,817
4.13%	08/15/30[1]	54,000	47,452
4.50%	09/01/26[1]	65,000	62,201
4.50%	01/15/28[1]	13,000	12,056
4.63%	06/15/25[1]	15,000	14,511
5.75%	02/01/27[1]	80,000	78,841
Weyerhaeuser Co.
3.38%	03/09/33	195,000	171,554

			3,463,276

Electric — 1.74%
Alliant Energy Finance LLC
1.40%	03/15/26[1]	245,000	217,347
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	155,000	138,142
American Electric Power Co., Inc.
2.03%	03/15/24	455,000	441,360
5.63%	03/01/33	325,000	337,123
Arizona Public Service Co.
6.35%	12/15/32	600,000	654,350
Comision Federal de Electricidad
(Mexico)
4.69%	05/15/29[1,3]	200,000	179,780
Duke Energy Carolinas LLC
4.00%	09/30/42	250,000	214,632
5.35%	01/15/53	195,000	203,798
Duke Energy Corp.
3.85%	06/15/34	200,000	204,021
Duke Energy Progress LLC
5.25%	03/15/33	170,000	176,785
Eversource Energy,
Series O
4.25%	04/01/29	8,000	7,769
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	418,000	377,617
Niagara Mohawk Power Corp.
5.78%	09/16/52[1]	365,000	379,973
Oklahoma Gas and Electric Co.
5.40%	01/15/33	685,000	710,148
Pennsylvania Electric Co.
4.15%	04/15/25[1]	555,000	537,666
Pike Corp.
5.50%	09/01/28[1]	400,000	350,424
Public Service Co. of New Mexico
3.85%	08/01/25	40,000	38,862

See accompanying Notes to Financial Statements.

55 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
TenneT Holding BV (EMTN) (Netherlands)
4.50%	10/28/34[3]	$100,000	$116,811
4.75%	10/28/42[3]	140,000	165,006
Tucson Electric Power Co.
5.50%	04/15/53	305,000	311,742

			5,763,356

Energy — 2.28%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	350,000	337,750
CenterPoint Energy Resources Corp.
5.40%	03/01/33	765,000	791,557
Enbridge, Inc. (Canada)
5.70%	03/08/33[3]	90,000	93,657
Energy Transfer LP
4.90%	03/15/35	20,000	18,734
5.00%	05/15/50	490,000	417,416
Energy Transfer LP,
Series B
6.63%[4,8]		733,000	548,704
Galaxy Pipeline Assets Bidco Ltd. (United Kingdom)
2.16%	03/31/34[1,3]	177,420	153,010
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	430,000	400,180
Hess Corp.
5.60%	02/15/41	20,000	19,300
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,3]	200,000	150,468
KeySpan Gas East Corp.
5.99%	03/06/33[1]	385,000	397,890
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[1]	294,000	284,077
NGPL Pipe Co. LLC
4.88%	08/15/27[1]	40,000	38,785
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[3]	184,000	140,954
6.35%	02/12/48[3]	5,000	3,120
6.75%	09/21/47[3]	15,000	9,762
6.95%	01/28/60[3]	5,000	3,235
QatarEnergy, Series REGS (Qatar)
2.25%	07/12/31[3]	200,000	170,191
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	234,000	205,920
4.95%	07/15/29[1]	215,000	192,864
Sabine Pass Liquefaction LLC
4.50%	05/15/30	77,000	74,311
Southern Natural Gas Co. LLC
4.80%	03/15/47[1]	65,000	55,970

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	$725,000	$627,865
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	28,438	27,903
Transocean Titan Financing Ltd.
(Cayman Islands)
8.38%	02/01/28[1,3]	426,000	435,585
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	600,000	573,933
Venture Global Calcasieu Pass LLC
3.88%	11/01/33[1]	248,000	208,675
4.13%	08/15/31[1]	1,225,000	1,077,192
Williams Cos., Inc. (The)
4.30%	03/04/24	60,000	59,409

			7,518,417

Entertainment — 0.18%
Cinemark USA, Inc.
5.25%	07/15/28[1]	685,000	599,546

Finance — 3.22%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.45%	10/29/26[3]	123,000	110,442
3.30%	01/30/32[3]	565,000	466,922
3.88%	01/23/28[3]	5,000	4,634
4.45%	10/01/25[3]	110,000	106,562
Air Lease Corp.
(MTN)
2.88%	01/15/26	380,000	354,573
American Express Co.
2.55%	03/04/27	190,000	176,073
Avolon Holdings Funding Ltd. (Cayman Islands)
2.53%	11/18/27[1,3]	583,000	493,849
Capital One Financial Corp.
1.34%	12/06/24[4]	360,000	347,345
Cboe Global Markets, Inc.
3.00%	03/16/32	190,000	164,818
Charles Schwab Corp. (The) Series K
5.00%[4,8]		200,000	170,000
Citigroup, Inc.
2.56%	05/01/32[4]	240,000	199,275
2.57%	06/03/31[4]	375,000	316,609
2.98%	11/05/30[4]	145,000	127,177
3.06%	01/25/33[4]	930,000	791,203
3.52%	10/27/28[4]	435,000	406,954
Citigroup, Inc., Series VAR
3.07%	02/24/28[4]	95,000	88,465
Discover Financial Services
3.95%	11/06/24	105,000	100,205

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 56

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Gaci First Investment Co. (Cayman Islands)
5.25%	10/13/32[3]	$300,000	$312,375
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	130,000	126,523
1.22%	12/06/23	455,000	442,308
1.54%	09/10/27[4]	5,000	4,404
1.95%	10/21/27[4]	325,000	290,388
1.99%	01/27/32[4]	375,000	299,456
2.38%	07/21/32[4]	170,000	138,628
2.65%	10/21/32[4]	480,000	396,933
3.81%	04/23/29[4]	575,000	541,712
Intercontinental Exchange, Inc.
1.85%	09/15/32	195,000	154,259
JPMorgan Chase & Co.
1.04%	02/04/27[4]	25,000	22,322
1.05%	11/19/26[4]	270,000	241,890
2.55%	11/08/32[4]	200,000	166,223
2.74%	10/15/30[4]	160,000	139,784
2.95%	02/24/28[4]	120,000	111,515
JPMorgan Chase & Co.,
Series KK
3.65%[4,8]		115,000	100,912
Morgan Stanley
0.99%	12/10/26[4]	145,000	129,340
2.48%	09/16/36[4]	170,000	128,610
2.95%	05/07/32[4]	155,000	153,693
Morgan Stanley
(GMTN)
1.51%	07/20/27[4]	120,000	106,577
2.24%	07/21/32[4]	160,000	129,102
2.70%	01/22/31[4]	290,000	249,832
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	495,000	462,537
1.93%	04/28/32[4]	775,000	614,123
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,3,4]	200,000	182,003
4.36%	08/01/24[1,3,4]	130,000	128,934
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24[1,3]	2,000	1,982
Pipeline Funding Co. LLC
7.50%	01/15/30[1]	149,380	152,662
Raymond James Financial, Inc.
4.65%	04/01/30	145,000	143,663
Vonovia SE
(Georgia)
1.00%	06/16/33[3]	100,000	68,253
1.50%	06/14/41[3]	100,000	57,141

			10,623,190

Food — 1.14%
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[1]	741,000	676,077

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Food (continued)
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[1]	$682,000	$422,738
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. (Canada)
3.75%	12/01/31[1,3]	385,000	319,221
5.50%	01/15/30[1,3]	376,000	359,275
Pilgrim’s Pride Corp.
4.25%	04/15/31	180,000	157,436
5.88%	09/30/27[1]	884,000	879,182
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[1]	750,000	609,771
Smithfield Foods, Inc.
5.20%	04/01/29[1]	5,000	4,674
TreeHouse Foods, Inc.
4.00%	09/01/28	400,000	354,057

			3,782,431

Health Care — 3.77%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[1,3]	400,000	397,000
AbbVie, Inc.
3.85%	06/15/24	10,000	9,882
Amgen, Inc.
3.15%	02/21/40	100,000	78,529
5.25%	03/02/33	305,000	313,457
5.60%	03/02/43	305,000	314,885
5.65%	03/02/53	305,000	317,666
Baxter International, Inc.
0.87%	12/01/23	260,000	253,060
Bayer U.S. Finance II LLC
4.25%	12/15/25[1]	255,000	249,656
4.38%	12/15/28[1]	210,000	203,137
4.40%	07/15/44[1]	245,000	202,498
4.88%	06/25/48[1]	80,000	71,831
Becton Dickinson & Co.
3.73%	12/15/24	3,000	2,935
Cano Health LLC
6.25%	10/01/28[1]	290,000	160,225
Catalent Pharma Solutions, Inc.
3.13%	02/15/29[1]	475,000	418,004
Centene Corp.
2.45%	07/15/28	349,000	303,796
3.00%	10/15/30	323,000	272,283
4.25%	12/15/27	455,000	438,829
CommonSpirit Health
2.78%	10/01/30	35,000	29,900
3.35%	10/01/29	200,000	180,237
4.35%	11/01/42	100,000	85,723
CVS Health Corp.
5.05%	03/25/48	270,000	252,934
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	265,000	234,397

See accompanying Notes to Financial Statements.

57 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Embecta Corp.
6.75%	02/15/30	[1]	$525,000	$478,556
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[1,3]	1,202,000	986,906
HCA, Inc.
3.50%	09/01/30		143,000	127,465
3.63%	03/15/32	[1]	425,000	374,118
4.13%	06/15/29		80,000	75,186
5.25%	06/15/49		185,000	167,116
5.38%	09/01/26		10,000	10,067
5.50%	06/15/47		120,000	113,843
5.63%	09/01/28		275,000	277,585
Medline Borrower LP
3.88%	04/01/29	[1]	750,000	654,375
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[1]	265,000	227,580
ModivCare, Inc.
5.88%	11/15/25	[1]	375,000	360,013
Molina Healthcare, Inc.
3.88%	11/15/30	[1]	975,000	852,801
3.88%	05/15/32	[1]	570,000	484,834
4.38%	06/15/28	[1]	74,000	68,887
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55		295,000	216,147
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[1]	315,000	280,296
Prestige Brands, Inc.
3.75%	04/01/31	[1]	450,000	381,820
Prime Healthcare Services, Inc.
7.25%	11/01/25	[1]	450,000	400,500
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	125,000	109,498
Tenet Healthcare Corp.
4.25%	06/01/29		550,000	498,085
Teva Pharmaceutical Finance Netherlands II BV
(Netherlands)
7.88%	09/15/31	[3]	275,000	309,366
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
8.13%	09/15/31	[3]	200,000	210,752

				12,456,660

Health Care REITs — 0.19%
Healthcare Reality Holdings LP
2.00%	03/15/31		140,000	109,407
3.10%	02/15/30		115,000	99,687
Healthcare Realty Holdings LP
2.05%	03/15/31		22,000	16,733
2.40%	03/15/30		325,000	260,248
3.63%	01/15/28		150,000	136,468
Healthpeak OP LLC,
3.40%	02/01/25		2,000	1,940

				624,483

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrial REITs — 0.13%
Prologis Euro Finance LLC
0.50%	02/16/32		$100,000	$76,288
1.00%	02/06/35		100,000	71,656
1.00%	02/16/41		100,000	59,161
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43		100,000	97,965
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	160,000	132,647

				437,717

Industrials — 1.81%
Advanced Drainage Systems, Inc.
6.38%	06/15/30	[1]	335,000	328,638
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Canada)
5.25%	08/15/27	[1,3]	885,000	698,613
Artera Services LLC
9.03%	12/04/25	[1]	669,000	579,216
BAE Systems Holdings, Inc.
3.85%	12/15/25	[1]	250,000	242,615
Berry Global, Inc.
1.50%	01/15/27	[1]	200,000	194,252
1.65%	01/15/27		40,000	35,057
5.50%	04/15/28	[1]	255,000	254,357
Boeing Co. (The)
1.43%	02/04/24		340,000	328,693
Cellnex Finance Co. SA (EMTN) (Spain)
2.00%	09/15/32	[3]	300,000	253,377
Energizer Holdings, Inc.
4.38%	03/31/29	[1]	925,000	815,156
General Electric Co. (MTN) (LIBOR USD 3-Month plus 0.38%)
5.19%	05/05/26	[2]	57,000	56,305
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36	[2]	52,000	43,914
Heathrow Funding Ltd. (EMTN) (United Kingdom)
1.88%	03/14/34	[3]	230,000	196,982
OT Merger Corp.
7.88%	10/15/29	[1]	1,350,000	813,143
TransDigm, Inc.
6.75%	08/15/28	[1]	1,115,000	1,126,855

				5,967,173

Information Technology — 1.39%
Broadcom, Inc.
3.42%	04/15/33	[1]	190,000	159,130
Fiserv, Inc.
2.65%	06/01/30		10,000	8,638
5.60%	03/02/33		605,000	628,455

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 58

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Gen Digital, Inc.
6.75%	09/30/27	[1]	$360,000	$362,337
NCR Corp.
5.00%	10/01/28	[1]	550,000	484,688
5.13%	04/15/29	[1]	340,000	295,468
5.25%	10/01/30	[1]	700,000	572,096
Netflix, Inc.
5.88%	02/15/25		310,000	316,667
Open Text Corp.
(Canada)
6.90%	12/01/27	[1,3]	350,000	360,937
Oracle Corp.
2.88%	03/25/31		65,000	55,646
3.80%	11/15/37		355,000	295,013
3.95%	03/25/51		830,000	624,552
4.00%	11/15/47		40,000	30,567
5.55%	02/06/53		300,000	285,746
6.90%	11/09/52		115,000	129,146

				4,609,086

Insurance — 1.02%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29	[1]	175,000	149,517
6.00%	08/01/29	[1]	400,000	333,000
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27	[1]	452,000	420,925
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52		280,000	226,626
AssuredPartners, Inc.
5.63%	01/15/29	[1]	415,000	359,114
Athene Global Funding
1.99%	08/19/28	[1]	370,000	300,378
2.72%	01/07/29	[1]	95,000	79,831
3.21%	03/08/27	[1]	130,000	119,626
Berkshire Hathaway Finance Corp.
2.50%	01/15/51		115,000	74,040
Brown & Brown, Inc.
4.95%	03/17/52		160,000	135,776
Farmers Exchange Capital II
6.15%	11/01/53	[1,4]	150,000	149,053
Farmers Exchange Capital III
5.45%	10/15/54	[1,4]	85,000	77,728
Farmers Insurance Exchange
4.75%	11/01/57	[1,4]	135,000	105,922
HUB International Ltd.
7.00%	05/01/26	[1]	350,000	345,625
Metropolitan Life Global Funding I
2.95%	04/09/30	[1]	15,000	13,236
Nationwide Mutual Insurance Co.
7.16%	12/15/24	[1,4]	375,000	373,562
Teachers Insurance & Annuity Association of America
4.27%	05/15/47	[1]	40,000	33,950
4.38%	09/15/54	[1,4]	65,000	63,356

				3,361,265

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials — 0.74%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28	[1]	$265,000	$212,079
Freeport Indonesia PT
(Indonesia)
4.76%	04/14/27	[1,3]	200,000	195,583
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28	[1,3]	450,000	360,351
Indonesia Asahan Aluminium Persero PT, Series REGS (Indonesia)
5.45%	05/15/30	[3]	200,000	197,640
International Flavors & Fragrances, Inc.
2.30%	11/01/30	[1]	775,000	622,505
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29	[1,3]	450,000	374,094
Valvoline, Inc.
3.63%	06/15/31	[1]	550,000	467,659

				2,429,911

Office REITs — 0.08%
Boston Properties LP
2.75%	10/01/26		10,000	8,605
Hudson Pacific Properties LP
3.95%	11/01/27		255,000	175,253
5.95%	02/15/28		60,000	46,429
Kilroy Realty LP
2.50%	11/15/32		50,000	31,768

				262,055

Residential REITs — 0.26%
American Homes 4 Rent LP
3.38%	07/15/51		675,000	445,460
Invitation Homes Operating Partnership LP
2.00%	08/15/31		305,000	234,491
2.30%	11/15/28		50,000	41,996
2.70%	01/15/34		190,000	146,155

				868,102

Retail — 0.67%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29	[1]	743,000	666,843
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30	[1]	725,000	596,697
FirstCash, Inc.
5.63%	01/01/30	[1]	475,000	438,822
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	745,000	522,204

				2,224,566

Services — 0.87%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	227,000	215,514
Global Payments, Inc.
5.40%	08/15/32		95,000	93,109

See accompanying Notes to Financial Statements.

59 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Services (continued)
5.95%	08/15/52		$183,000	$175,058
HealthEquity, Inc.
4.50%	10/01/29	[1]	525,000	470,163
Hertz Corp. (The)
4.63%	12/01/26	[1]	50,000	45,525
5.00%	12/01/29	[1]	650,000	541,593
Upbound Group, Inc.
6.38%	02/15/29	[1]	300,000	252,750
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[1]	225,000	213,105
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	925,000	851,636

				2,858,453

Specialized REITs — 0.69%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	100,000	90,752
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28	[3]	195,000	158,413
1.75%	03/12/29	[3]	100,000	80,537
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24	[3,5,6]	200,000	19,051
CubeSmart LP
2.50%	02/15/32		350,000	282,183
Extra Space Storage LP
2.35%	03/15/32		530,000	417,135
Iron Mountain, Inc.
5.63%	07/15/32	[1]	1,240,000	1,135,530
Life Storage LP
2.40%	10/15/31		45,000	36,450
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25	[3,5,6]	210,000	50,744

				2,270,795

Transportation — 0.09%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28		21,263	18,741
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32		25,976	21,845
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32		65,184	60,053
Transnet SOC Ltd.
(South Africa)
8.25%	02/06/28	[1,3]	200,000	199,760

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		$11,878	$11,795

				312,194

Total Corporates
(Cost $109,140,660)				102,846,742

FOREIGN GOVERNMENT OBLIGATIONS — 1.57%

Foreign Government Obligations — 1.57%
Brazilian Government International Bond (Brazil)
3.88%	06/12/30	[3]	400,000	358,466
Chile Government International Bond
(Chile)
2.55%	01/27/32	[3]	400,000	342,457
2.55%	07/27/33	[3]	200,000	164,927
Colombia Government International Bond
(Colombia)
8.00%	04/20/33	[3]	400,000	410,394
Dominican Republic International Bond, Series REGS (Dominican Republic)
4.50%	01/30/30	[3]	200,000	174,880
4.88%	09/23/32	[3]	200,000	170,820
Egypt Government International Bond
(Egypt)
7.60%	03/01/29	[1,3]	200,000	140,060
Finance Department Government of Sharjah (United Arab Emirates)
6.50%	11/23/32	[1,3]	200,000	204,237
Hungary Government International Bond
(Hungary)
2.13%	09/22/31	[1,3]	400,000	309,240
Mexico Government International Bond
(Mexico)
2.66%	05/24/31	[3]	272,000	227,678
3.75%	01/11/28	[3]	200,000	192,480
6.35%	02/09/35	[3]	200,000	212,920
Oman Government International Bond, Series REGS (Oman)
6.75%	10/28/27	[3]	200,000	209,500
Panama Government International Bond
(Panama)
2.25%	09/29/32	[3]	440,000	338,448
3.16%	01/23/30	[3]	200,000	176,180
Perusahaan Penerbit SBSN Indonesia III, Series REGS (Indonesia)
2.80%	06/23/30	[3]	200,000	178,673
Peruvian Government International Bond
(Peru)
2.84%	06/20/30	[3]	250,000	219,077

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 60

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Philippine Government International Bond
(Philippines)
2.46%	05/05/30[3]		$200,000	$173,914
Republic of Poland Government International Bond (Poland)
5.50%	11/16/27[3]		200,000	208,785
5.75%	11/16/32[3]		125,000	133,625
Republic of South Africa Government International Bond (South Africa)
5.88%	04/20/32[3]		200,000	182,520
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]		300,000	247,687
Serbia International Bond
(Serbia)
6.50%	09/26/33[1,3]		200,000	199,250

Total Foreign Government Obligations
(Cost $5,463,896)				5,176,218

MORTGAGE-BACKED — 51.02%**
Non-Agency Commercial Mortgage-Backed — 5.62%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XA (IO)
0.75%	09/15/48[4]		6,069,678	88,196
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48[1,4]		500,000	11,528
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.60%	11/05/36[1,4]		3,109,000	26,557
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.14%	11/05/36[1,4]		1,395,000	3,706
Benchmark Mortgage Trust,
Series 2020-B18, Class AGNF
4.14%	07/15/53[1]		529,000	454,832
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24[4,5,6]		234,463	220,536
BX Trust,
Series 2019-OC11, Class E
3.94%	12/09/41[1,4]		670,000	533,598
BX Trust,
Series 2021-LGCY, Class J
(LIBOR USD 1-Month plus 3.19%)
7.88%	10/15/36[1,2]		400,000	349,734
BX Trust,
Series 2021-MFM1, Class G
(CME Term SOFR 1-Month plus 4.01%)
8.84%	01/15/34[1,2]		452,123	409,596
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.37%	08/10/49	[4]	9,066,454	300,116
Century Plaza Towers,
Series 2019-CPT, Class F
3.00%	11/13/39[1,4]		450,000	256,536

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.78%	09/10/46[4]	$3,776,032	$4,264
Citigroup Commercial Mortgage Trust,
Series 2014-GC19, Class XA (IO)
1.09%	03/11/47[4]	909,421	4,884
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.94%	10/10/47[4]	13,806,017	140,414
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.31%	02/10/48[4]	1,527,284	26,605
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class XA (IO)
1.21%	02/10/49[4]	5,477,010	149,077
Citigroup Commercial Mortgage Trust,
Series 2017-B1, Class XF (IO)
0.82%	08/15/50[1,4]	11,628,000	341,032
Commercial Mortgage Lease-Backed Certificates-1, Series 2001-CMLB, Class X (IO)
1.32%	06/20/31[1,4]	1,379,377	10,922
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.23%	10/15/45[4]	66,122	141
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.19%	10/15/45[4]	183,886	2
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.36%	12/10/44[1,4]	1,428,146	14
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.02%	07/10/45[4]	6,205,550	62
Commercial Mortgage Trust,
Series 2014-CR14, Class XA (IO)
0.51%	02/10/47[4]	3,313,722	8,289
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.93%	08/10/47[4]	901,150	8,088
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.78%	08/10/47[1,4]	1,200,000	11,228
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.05%	06/10/47[4]	3,073,661	22,586
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.83%	09/10/47[4,5,6]	29,648,153	262,349
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.83%	12/10/47[4]	11,428,328	116,175
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
0.82%	03/10/48[4]	9,985,379	119,622

See accompanying Notes to Financial Statements.

61 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.80%	08/10/48[4]	$7,952,767	$123,207
Commercial Mortgage Trust,
Series 2015-LC21, Class XE (IO)
1.08%	07/10/48[1,4]	10,015,000	210,337
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.64%	02/10/49[4]	13,401,502	205,399
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA (IO)
0.72%	06/15/57[4]	16,497,404	181,960
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.55%	06/15/52[4]	562,845	38,945
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.69%	12/15/49[4]	11,652,998	217,965
DBJPM 16-C1 Mortgage Trust,
Series 2016-C1, Class XA (IO)
1.37%	05/10/49[4]	8,752,668	270,713
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.53%	10/10/34[1,4]	380,000	324,192
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(3 month Euribor plus 3.35%)
6.03%	02/17/30[1,2,3]	679,831	689,456
Extended Stay America Trust,
Series 2021-ESH, Class F
(LIBOR USD 1-Month plus 3.70%)
8.39%	07/15/38[1,2]	585,715	551,438
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.46%	08/10/43[1,4]	5,288,131	4,453
GS Mortgage Securities Trust,
Series 2011-GC3, Class X (IO)
0.00%	03/10/44[1,4]	138,359	1
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.00%	08/10/44[1,4]	619,630	6
GS Mortgage Securities Trust,
Series 2014-GC18, Class XA (IO)
1.02%	01/10/47[4]	25,419,284	106,518
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.71%	07/10/48[4]	32,357,611	425,684
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA (IO)
1.20%	10/10/48[4]	5,297,056	129,005
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.76%	11/10/48[4]	9,219,204	153,324

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.73%	05/10/49[4]	$250,415	$10,196
GS Mortgage Securities Trust,
Series 2016-GS4, Class XA (IO)
0.57%	11/10/49[4]	14,832,723	241,896
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34[1,4]	285,000	208,848
Hilton USA Trust,
Series 2016-SFP, Class E
5.52%	11/05/35[1]	400,000	359,437
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA (IO)
0.60%	04/15/47[4]	11,701,160	53,808
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XA (IO)
0.43%	07/15/48[4]	23,335,181	197,525
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XNR (IO)
0.25%	07/15/48[1,4]	44,664,247	186,650
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class XA (IO)
0.81%	08/15/48[4]	6,372,815	101,219
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class XA (IO)
0.82%	03/15/50[4]	4,232,710	100,802
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XA (IO)
1.49%	06/15/49[4]	244,919	8,197
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XB (IO)
0.44%	06/15/45[1,4]	54,394,630	1,164,448
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.26%	04/15/46[4]	909,604	4,709
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-COR4, Class A3
3.76%	03/10/52	500,000	475,040
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-ACE, Class XA (IO)
0.34%	01/10/37[1,4]	2,000,000	11,452
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-LOOP, Class XB (IO)
0.25%	12/05/38[1,4]	2,010,000	17,364
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XAFX (IO)
1.88%	01/16/37[1,4]	450,000	10,345
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XBFX (IO)
0.57%	01/16/37[1,4]	1,450,000	10,631
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class F
(Ireland)
(3 month Euribor plus 3.65%)
6.33%	08/17/33[1,2,3]	490,928	492,436

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 62

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Med Trust,
Series 2021-MDLN, Class G
(LIBOR USD 1-Month plus 5.25%)
9.94%	11/15/38[1,2]	$418,756	$384,005
MFT Trust,
Series 2020-ABC, Class D
3.48%	02/10/42[1,4]	450,000	278,984
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XC (IO)
0.01%	08/15/45[1,4]	29,994,791	103,866
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-CKSV, Class XA (IO)
1.00%	10/15/30[1,4]	1,055,882	19,225
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XC (IO)
1.23%	10/15/46[1,4]	19,087,479	154,695
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C13, Class XA (IO)
0.92%	11/15/46[4]	2,282,510	4,615
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18, Class XA (IO)
0.60%	10/15/47[4]	91,613	494
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.85%	03/15/48[4]	3,234,326	37,726
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.00%	04/15/48[4]	1,073,183	14,497
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.69%	05/15/48[4]	6,870,833	85,960
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.45%	06/15/44[1,4]	11,153,594	41,471
MRCD Mortgage Trust,
Series 2019-PRKC, Class A
4.25%	12/15/36[1,4]	500,000	361,978
MSCG Trust,
Series 2018-SELF, Class F
(LIBOR USD 1-Month plus 3.05%)
7.74%	10/15/37[1,2]	731,097	680,290
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43[1,4]	100,000	75,825
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class D
4.40%	08/15/36[1,4]	665,000	546,259
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class E
4.40%	08/15/36[1,4]	395,000	305,669
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2A
3.66%	01/05/43[1,4]	400,000	289,796
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	460,000	325,052

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43[1,4]	$925,000	$554,891
SMRT, Series 2022-MINI, Class F
(CME Term SOFR 1-Month plus 3.35%)
8.18%	01/15/39[1,2]	570,000	511,665
Taurus UK DAC,
Series 2021-UK1A, Class D
(Ireland)
(SONIA plus 2.60%)
6.68%	05/17/31[1,2,3]	471,537	551,003
UBS Commercial Mortgage Trust,
Series 2017-C4, Class XA (IO)
1.09%	10/15/50[4]	8,240,018	304,122
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.07%	08/15/50[4]	13,541,170	105,793
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.01%	12/15/47[4]	1,344,528	18,888
Wells Fargo Commercial Mortgage Trust,
Series 2015-C27, Class XA (IO)
0.84%	02/15/48[4]	17,117,500	206,262
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA (IO)
0.95%	11/15/48[4]	17,222,846	335,637
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.74%	04/15/50[1,4]	415,000	11,428
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS3, Class XA (IO)
0.88%	09/15/57[4]	9,317,981	164,609
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class XA (IO)
2.06%	06/15/49[4]	6,027,115	240,573
Westfield Galleria at Roseville
3.25%	03/29/25[5,6]	495,000	492,426
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.15%	12/15/45[1,4]	55,347	1
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.44%	12/15/45[1,4]	56,000,000	560
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class XA (IO)
0.89%	05/15/47[4]	9,874,117	65,765
WF-RBS Commercial Mortgage Trust,
Series 2014-C22, Class XA (IO)
0.78%	09/15/57[4]	1,764,606	13,725
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.84%	11/15/47[4]	6,070,702	57,833

See accompanying Notes to Financial Statements.

63 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.24%	03/15/47[4]	$9,284,923	$52,724

			18,566,607

Non-Agency Mortgage-Backed — 22.40%
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35	1,073,440	984,070
Alternative Loan Trust,
Series 2005-10CB, Class 1A8
5.50%	05/25/35	1,661,427	1,409,961
Alternative Loan Trust,
Series 2005-46CB, Class A3
5.50%	10/25/35	265,579	193,139
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35	200,682	143,440
Alternative Loan Trust,
Series 2005-46CB, Class A7
5.50%	10/25/35	566,109	411,695
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35	197,005	137,756
Alternative Loan Trust,
Series 2005-64CB, Class 2A1
6.00%	11/25/35	3,039,188	538,493
Alternative Loan Trust,
Series 2005-65CB, Class 2A4
5.50%	12/25/35	323,240	241,389
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36	66,730	52,173
Alternative Loan Trust,
Series 2005-74T1, Class A5
6.00%	01/25/36	497,419	316,567
Alternative Loan Trust,
Series 2005-7CB, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.05%, 5.05% Cap)
0.20%	03/01/38[2,5,6]	1,437,370	60,578
Alternative Loan Trust,
Series 2005-86CB, Class A1
5.50%	02/25/36	563,543	356,944
Alternative Loan Trust,
Series 2005-86CB, Class A8
5.50%	02/25/36	257,620	163,175
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36	123,448	76,366
Alternative Loan Trust,
Series 2006-19CB, Class A17
(LIBOR USD 1-Month plus 0.40%)
5.25%	08/25/36[2]	4,092,503	2,033,783

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2006-19CB, Class A18 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.60%, 5.60% Cap)
0.75%	08/25/36[2,5,6]	$3,950,887	$406,887
Alternative Loan Trust,
Series 2006-32CB, Class A18
6.00%	11/25/36	138,746	86,563
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46	1,254,116	700,076
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36	207,232	150,447
Alternative Loan Trust,
Series 2007-13, Class A1
6.00%	06/25/47	274,540	150,139
Alternative Loan Trust,
Series 2007-15CB, Class A6
5.75%	07/25/37	552,279	347,682
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37	1,481,730	947,665
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37	7,253	5,812
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37	326,628	205,259
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37	243,926	104,013
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37	181,255	106,125
Alternative Loan Trust,
Series 2007-5CB, Class 1A4
6.00%	04/25/37	534,749	313,138
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO) (PO)
0.04%	12/25/46[4,5,6]	22,356,043	259,017
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
3.84%	02/25/47[2]	1,687,588	693,337
American Home Mortgage Assets Trust,
Series 2007-5, Class XP (IO) (PO)
0.06%	06/25/47[4,5,6]	918,960	28,611
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
5.13%	03/25/46[2]	12,717	10,537
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB8
(LIBOR USD 1-Month plus 0.31%)
5.16%	06/25/46[2]	1,868,991	1,495,685

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 64

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB9 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.69%, 6.69% Cap)
1.84%	06/25/46[2,5,6]	$1,869,002	$172,971
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36	5,682	4,912
Banc of America Funding Trust,
Series 2006-7, Class T2A5 (STEP-reset date 05/25/23)
6.54%	10/25/36	737,864	629,114
Banc of America Funding Trust,
Series 2014-R7, Class 1A1
(LIBOR USD 1-Month plus 0.15%)
5.00%	05/26/36[1,2]	1,481	1,496
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(LIBOR USD 1-Month plus 0.15%)
4.77%	10/25/36[1,2]	6,043	5,986
BCAP LLC Trust,
Series 2007-AA2, Class 2A12
5.50%	04/25/37	2,102,581	983,417
Bear Stearns ALT-A Trust,
Series 2005-7, Class 22A1
3.96%	09/25/35[4]	145,323	89,111
Bear Stearns ARM Trust,
Series 2004-3, Class 2A
3.37%	07/25/34[4]	6,534	6,018
Bear Stearns ARM Trust,
Series 2005-10, Class A3
4.11%	10/25/35[4]	130,382	121,923
Bombardier Capital Mortgage Securitization Corp.,
Series 1999-B, Class A2
6.98%	12/15/29[4]	997,492	131,131
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A3
7.83%	06/15/30[4]	1,658,345	227,145
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A4
8.29%	06/15/30[4]	142,144	21,185
BRAVO Residential Funding Trust,
Series 2021-A, Class A1 (STEP-reset date 04/25/23)
1.99%	10/25/59[1]	1,287,777	1,223,881
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 05/25/23)
4.25%	08/25/54[1]	1,261,581	1,122,966
CHNGE Mortgage Trust,
Series 2023-1, Class M1
8.41%	03/25/58[1,4]	580,000	579,309
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 05/25/23)
2.57%	07/25/59[1]	464,711	444,663
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 05/25/23)
2.82%	10/25/61[1]	1,022,792	956,090

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61[1,4]	$681,000	$415,001
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/23)
5.00%	07/25/62[1]	335,250	309,225
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 05/25/23)
6.00%	06/25/62[1]	1,555,784	1,505,453
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(LIBOR USD 1-Month plus 1.75%)
6.60%	10/25/37[1,2]	1,046,000	925,790
Citigroup Mortgage Loan Trust,
Series 2006-WF1, Class A2C (STEP-reset date 05/25/23)
4.61%	03/25/36	30,414	14,805
Citigroup Mortgage Loan Trust,
Series 2009-10, Class 2A2
7.00%	12/25/35[1,4]	533,065	373,998
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AF6A (STEP-reset date 05/25/23)
6.13%	08/25/35	1,727,369	1,472,604
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%	04/25/36	276,238	249,184
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37	111,481	99,971
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37	212,798	190,827
CitiMortgage Alternative Loan Trust,
Series 2007-A2, Class 1A13
5.75%	02/25/37	243,560	215,423
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37	204,573	180,939
CitiMortgage Alternative Loan Trust,
Series 2007-A5, Class 1A1
6.00%	05/25/37	887,195	821,052
Conseco Finance Corp.,
Series 1996-6, Class M1
7.95%	09/15/27[4]	179,042	179,448
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29[4]	3,422,743	721,305
Conseco Finance Securitizations Corp.,
Series 2000-4, Class A5
7.97%	05/01/32	1,992,158	399,779
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-14, Class A3
6.25%	09/25/37	22,726	13,101
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-20, Class A1
6.50%	01/25/38	202,583	108,882

See accompanying Notes to Financial Statements.

65 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-7, Class A9
5.50%	06/25/37	$613,235	$313,466
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL6, Class A1
2.69%	03/25/59[1,4]	780,390	756,888
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A4
(LIBOR USD 1-Month plus 0.32%)
5.17%	10/25/36[2]	36,840	24,173
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-MH1, Class B1 (STEP-reset date 05/25/23)
6.75%	10/25/36[1]	47,018	48,079
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF3 (STEP-reset date 05/25/23)
3.13%	01/25/37	996,483	300,612
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF6 (STEP-reset date 05/25/23)
3.13%	01/25/37	1,759,213	531,044
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/23)
3.53%	02/25/37	954,601	585,634
CSMC Mortgage-Backed Trust,
Series 2006-6, Class 1A8
6.00%	07/25/36	367,136	196,524
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 10A6
6.50%	08/25/36	1,162,310	716,486
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 8A11
6.50%	08/25/36	415,154	199,271
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37[4]	747,660	493,198
CSMC Trust,
Series 2020-RPL5, Class A1
3.02%	08/25/60[1,4]	199,647	192,736
CSMC,
Series 2014-8R, Class 3A2
4.60%	02/27/36[1,4]	999,523	758,703
Deutsche ALT-B Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Class A2
4.81%	06/25/36[4]	225,503	195,748
Deutsche Mortgage & Asset Receiving Corp.,
Series 2014-RS1, Class 1A2
6.50%	07/27/37[1,4]	350,132	284,740
Fannie Mae Connecticut Avenue Securities,
Series 2019-R04, Class 2B1
(LIBOR USD 1-Month plus 5.25%)
10.10%	06/25/39[1,2]	958,493	974,436
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(LIBOR USD 1-Month plus 3.75%)
8.60%	09/25/39[1,2]	1,095,913	1,067,947

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(LIBOR USD 1-Month plus 3.40%)
8.25%	10/25/39[1,2]	$1,000,000	$984,791
Fannie Mae Connecticut Avenue Securities,
Series 2020-R02, Class 2B1
(LIBOR USD 1-Month plus 3.00%)
7.85%	01/25/40[1,2]	1,000,000	938,077
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
10.06%	12/25/41[1,2]	985,000	871,855
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
5.17%	10/25/36[2]	382,069	256,399
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
5.07%	03/25/37[2]	709,883	350,957
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA6, Class 2A3
6.25%	11/25/36	721,736	257,831
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA1, Class A4
6.25%	03/25/37	602,417	285,282
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA2, Class 1A4
5.75%	04/25/37	709,595	257,100
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA1, Class B1
(SOFR30A plus 2.65%)
7.21%	01/25/51[1,2]	700,000	636,002
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
6.81%	08/25/33[1,2]	1,000,000	963,092
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
6.61%	12/25/33[1,2]	815,000	770,701
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
7.06%	01/25/42[1,2]	1,000,000	923,473
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(LIBOR USD 1-Month plus 0.66%)
5.51%	01/25/36[2]	20,712	19,185
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
5.33%	08/25/45[2]	4,735	3,560
GSAA Home Equity Trust,
Series 2007-5, Class 1F3B
6.00%	05/25/37[4]	4,300,000	281,089

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 66

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust,
Series 2007-5, Class 1F5B (STEP-reset date 05/25/23)
6.44%	05/25/37	$1,987,261	$142,688
GSAA Home Equity Trust,
Series 2007-5, Class 2A2A
(LIBOR USD 1-Month plus 0.46%)
5.31%	04/25/47[2]	824,076	397,179
GSAA Trust,
Series 2006-7, Class AF3 (STEP-reset date 05/25/23)
6.72%	03/25/46	2,966,368	1,221,741
GSAA Trust,
Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.20%)
5.05%	03/25/47[2]	166,316	9,381
GSMSC Resecuritization Trust,
Series 2015-5R, Class 1C
(LIBOR USD 1-Month plus 0.14%)
3.90%	04/26/37[1,2]	121,801	122,157
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.05%	09/25/35[4]	3,798	3,513
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.68%)
5.44%	06/20/35[2]	15,530	13,988
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
0.00%	06/20/35[1,4,5,6]	1,138,889	179
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
0.06%	07/19/46[4,5,6]	2,687,804	27
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5 (STEP-reset date 05/25/23)
4.49%	12/25/36	255,356	86,390
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
3.42%	03/25/36[4]	81,905	55,622
IndyMac Index Mortgage Loan Trust,
Series 2007-F2, Class 1A4
6.00%	07/25/37	695,255	529,529
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36[4]	894,706	768,255
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH2, Class AF3 (STEP-reset date 05/25/23)
5.46%	09/25/29	484,792	301,421
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4 (STEP-reset date 05/25/23)
6.08%	08/25/36	1,457,368	858,086
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5 (STEP-reset date 05/25/23)
6.34%	08/25/36	276,945	196,488
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5 (STEP-reset date 05/25/23)
6.91%	07/25/36	1,718,687	500,718

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6 (STEP-reset date 05/25/23)
4.60%	11/25/36	$3,783	$3,724
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF2 (STEP-reset date 05/25/23)
4.44%	01/25/37	408,919	213,922
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF3 (STEP-reset date 05/25/23)
4.44%	10/25/30	627,798	342,291
JPMorgan Mortgage Trust,
Series 2007-S1, Class 2A11
6.00%	03/25/37	358,357	162,483
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class M1
6.63%	04/15/40[4]	702,176	695,234
Lehman Mortgage Trust,
Series 2006-1, Class 1A5
5.50%	02/25/36	135,293	70,559
Lehman Mortgage Trust,
Series 2006-7, Class 2A5 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.55%, 6.55% Cap)
1.70%	11/25/36[2,5,6]	184,422	22,858
Lehman Mortgage Trust,
Series 2007-5, Class 10A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 6.34%, 6.34% Cap)
1.49%	06/25/37[2,5,6]	8,542,794	658,458
Lehman Mortgage Trust,
Series 2007-5, Class 7A3
7.50%	10/25/36	514,294	225,456
Lehman XS Trust,
Series 2005-1, Class 3A4 (STEP-reset date 05/25/23)
5.37%	07/25/35	40,021	40,021
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
5.35%	08/25/46[2]	203,785	174,906
Lehman XS Trust,
Series 2006-17, Class 1AIO (IO)
0.60%	08/25/46[5,6]	8,079,477	165,083
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(LIBOR USD 1-Month plus 0.40%)
5.25%	03/25/35[2]	13,003	12,634
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.22%)
5.07%	08/25/36[2]	719,255	280,880
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A1, Class A3
(LIBOR USD 1-Month plus 0.32%)
5.17%	01/25/37[2]	659,085	216,966
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A3
(LIBOR USD 1-Month plus 0.52%)
5.37%	04/25/37[2]	1,961,965	207,478

See accompanying Notes to Financial Statements.

67 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2B
(LIBOR USD 1-Month plus 0.26%)
5.11%	06/25/37[2]	$508,856	$457,063
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(LIBOR USD 1-Month plus 0.50%)
5.35%	05/25/29[2]	6,091	5,804
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2B
(LIBOR USD 1-Month plus 0.30%)
5.15%	11/25/37[2]	802,678	257,828
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(LIBOR USD 1-Month plus 0.37%)
5.22%	05/25/37[2]	3,558,965	1,036,895
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	4,571	4,494
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	35,826	34,973
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	2,193	2,129
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37	175,079	98,912
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
5.10%	06/25/37[2]	19,744	18,669
Oakwood Mortgage Investors, Inc.,
Series 1999-C, Class A2
7.48%	08/15/27	349,220	293,431
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A2
5.01%	03/15/20[4]	2,010	1,992
Park Place Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-WCH1, Class M4
(LIBOR USD 1-Month plus 1.25%)
6.09%	01/25/36[2]	7,114	6,956
PRET LLC,
Series 2021-RN2, Class A1 (STEP-reset date 04/25/23)
1.74%	07/25/51[1]	791,687	739,529
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 04/25/23)
5.00%	06/25/52[1]	684,406	644,062
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 04/25/23)
2.49%	11/25/26[1]	383,145	363,506
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/23)
1.87%	04/25/26[1]	896,011	835,904

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2021-4, Class A1 (STEP-reset date 04/25/23)
1.87%	04/25/26[1]	$1,205,190	$1,152,341
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 04/25/23)
2.36%	10/25/26[1]	418,747	397,276
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 04/25/23)
3.72%	02/25/27[1]	1,132,763	1,082,565
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/23)
5.56%	06/25/27[1]	1,049,991	1,035,866
PRPM LLC,
Series 2022-4, Class A1 (STEP-reset date 04/25/23)
5.00%	08/25/27[1]	263,356	255,871
PRPM, LLC,
Series 2021-1, Class A1
2.12%	01/25/26[1,4]	907,496	857,456
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 04/25/23)
2.49%	10/25/26[1]	425,886	394,749
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26[1,4]	636,243	597,335
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35	129,037	105,848
Residential Accredit Loans Trust,
Series 2005-QS16, Class A7
5.50%	11/25/35	431,564	367,794
Residential Accredit Loans Trust,
Series 2006-QS15, Class A3
6.50%	10/25/36	862,925	737,728
Residential Accredit Loans Trust,
Series 2006-QS4, Class A2
6.00%	04/25/36	298,895	235,641
Residential Accredit Loans Trust,
Series 2006-QS4, Class A4
6.00%	04/25/36	370,266	290,775
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A15
6.00%	06/25/36	149,991	123,317
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36	589,218	484,434
Residential Accredit Loans Trust,
Series 2007-QH9, Class X (IO) (PO)
0.70%	11/25/37[4,5,6]	10,996,716	352,588
Residential Accredit Loans Trust,
Series 2007-QO2, Class A1
(LIBOR USD 1-Month plus 0.15%)
5.00%	02/25/47[2]	514,498	189,913
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A4
6.00%	01/25/37	473,530	368,096

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 68

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS3, Class A1
6.50%	02/25/37	$447,380	$361,664
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37	49,657	40,188
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
5.07%	12/25/36[2]	41,130	40,394
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.55%, 7.55% Cap)
2.70%	02/25/34[2,5,6]	459,410	35,172
Residential Asset Securitization Trust,
Series 2005-A14, Class A5
5.50%	12/25/35	81,383	44,331
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35	246,068	150,480
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36	502,024	204,645
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37	512,793	199,186
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37	329,926	153,329
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36	207,960	91,631
Residential Asset Securitization Trust,
Series 2007-A1, Class A1
6.00%	03/25/37	325,239	102,082
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37	476,559	253,007
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37	144,490	84,559
Residential Funding Mortgage Securities Trust,
Series 2006-S10, Class 1A1
6.00%	10/25/36	704,614	572,412
Residential Funding Mortgage Securities Trust,
Series 2006-S3, Class A7
5.50%	03/25/36	508,057	413,563
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A10
6.00%	07/25/36	241,162	202,837
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A14
6.00%	07/25/36	77,328	64,166
Residential Funding Mortgage Securities Trust,
Series 2007-S8, Class 1A1
6.00%	09/25/37	145,337	103,057

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/23)
2.86%	01/25/36	$254,215	$199,931
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.30%)
5.15%	12/25/36[2]	902,502	521,158
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
5.10%	07/25/37[2]	284,080	223,644
Soundview Home Loan Trust,
Series 2007-OPT4, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
5.85%	09/25/37[2]	397,247	278,711
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
5.19%	02/25/34[4]	1,268	1,166
Structured Asset Mortgage Investments II Trust,
Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.46%)
5.31%	02/25/36[2]	11,097	9,516
VOLT CIII LLC,
Series 2021-CF1, Class A1 (STEP-reset date 04/25/23)
1.99%	08/25/51[1]	797,760	727,429
VOLT XCII LLC,
Series 2021-NPL1, Class A1 (STEP-reset date 04/25/23)
1.89%	02/27/51[1]	1,229,764	1,130,377
VOLT XCVI LLC,
Series 2021-NPL5, Class A2 (STEP-reset date 04/25/23)
4.83%	03/27/51[1]	930,000	814,925
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36	22,960	21,453
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class X3 (IO)
1.15%	05/25/46[5,6]	7,013,359	266,510
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37	187,766	155,366
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	329,184	279,863
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A3
4.51%	10/25/36[4]	36,384	33,302
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 2A1
4.64%	04/25/36[4]	7,006	6,391
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7, Class A1
6.00%	06/25/37	222,514	203,159

			74,009,365

See accompanying Notes to Financial Statements.

69 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed — 1.06%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 2.18%)
6.40%	04/01/36[2]	$50,700	$50,594
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.04%	07/25/39[4]	257,021	5,135
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.05%	04/25/36[4]	67,787	595
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.67%	01/25/39[4]	532,779	7,762
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K028, Class X3 (IO)
2.92%	06/25/41[4]	5,425,332	11,427
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K031, Class X3 (IO)
1.66%	07/25/41[4]	1,170,000	507
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K037, Class X3 (IO)
2.21%	01/25/42[4]	390,000	6,251
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K043, Class X1 (IO)
0.51%	12/25/24[4]	23,047,626	180,576
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K044, Class X3 (IO)
1.50%	01/25/43[4]	4,900,000	121,602
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K045, Class X1 (IO)
0.42%	01/25/25[4]	27,198,638	181,015
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X1 (IO)
0.56%	07/25/25[4]	12,410,368	136,226
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43[4]	2,925,000	96,362
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K050, Class X1 (IO)
0.30%	08/25/25[4]	21,571,797	134,580
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K056, Class X3 (IO)
2.12%	06/25/44[4]	6,243,936	380,281

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K062, Class X3 (IO)
2.08%	01/25/45[4]	$3,000,000	$202,385
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K106, Class X1 (IO)
1.35%	01/25/30[4]	9,752,921	713,663
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46[4]	4,850,000	215,632
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K735, Class X3 (IO)
2.15%	05/25/47[4]	3,160,000	178,839
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K736, Class X3 (IO)
2.01%	09/25/47[4]	2,495,000	147,259
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.21%	06/25/27[4]	674,252	20,209
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KLU1, Class X3 (IO)
4.05%	01/25/31[4]	291,569	36,987
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT1 (IO)
1.66%	05/25/25[4]	4,145,166	76,836
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT2 (IO)
1.81%	05/25/27[4]	3,657,415	101,342
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51[4]	901,688	33,471
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44[4]	120,492	118,186
Ginnie Mae,
Series 2011-119, Class IO (IO)
0.21%	08/16/51[4]	1,139,176	2,332
Ginnie Mae,
Series 2011-86, Class C
3.63%	09/16/51[4]	228,801	218,390
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.63%	12/16/51[4]	1,529,481	23,882
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53[4]	268,037	2,459

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 70

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-33, Class IO (IO)
0.22%	04/16/54[4]	$359,018	$966
Ginnie Mae,
Series 2014-126, Class IO (IO)
0.72%	02/16/55[4]	5,166,897	114,266

			3,520,017

U.S. Agency Mortgage-Backed — 21.94%
Fannie Mae REMICS,
Series 2005-56, Class SP
(-6.00 X LIBOR USD 1-Month plus 42.30%, 6.00% Cap)
6.00%	08/25/33[2]	2,941	2,910
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
1.15%	11/25/41[2]	76,640	6,213
Fannie Mae REMICS,
Series 2012-139, Class AI (IO)
3.00%	12/25/27	161,190	7,452
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36	236,018	51,453
Ginnie Mae (TBA)
4.50%	04/20/53	1,500,000	1,478,038
5.00%	04/20/53	775,000	776,029
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
2.00%	10/20/33[2]	280,933	22,426
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	27,455	26,126
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48	2,730	2,592
UMBS (TBA)
2.00%	05/01/53	13,275,000	10,985,314
2.50%	05/01/53	15,375,000	13,269,355
3.00%	05/01/53	8,900,000	7,991,578
4.00%	05/01/53	6,525,000	6,244,630
4.50%	04/15/53	2,875,000	2,816,860
4.50%	05/01/53	5,150,000	5,047,558
5.00%	05/01/53	16,850,000	16,803,268
5.50%	04/01/53	6,875,000	6,944,958

			72,476,760

Total Mortgage-Backed
(Cost $195,914,605)			168,572,749

MUNICIPAL BONDS — 0.24%*

California — 0.03%
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38	100,000	88,775

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
Florida — 0.02%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.61%	10/01/32	$100,000	$84,491

New York — 0.17%
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	155,000	145,518
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	58,356
New York State Dormitory Authority Revenue Bonds, School Improvements, Series F
3.11%	02/15/39	150,000	124,735
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	100,000	78,226
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.54%	03/15/34	175,000	142,814

			549,649

Ohio — 0.02%
Ohio, Taxable Revenue Bonds, Advanced Refunding, Cleveland Clinic
2.89%	01/01/32	100,000	85,812

Total Municipal Bonds
(Cost $989,612)			808,727

U.S. TREASURY SECURITIES — 0.93%

U.S. Treasury Bonds — 0.71%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[11]	2,291,531	2,337,129

U.S. Treasury Notes — 0.22%
U.S. Treasury Notes
3.63%	03/31/28	748,000	749,373

Total U.S. Treasury Securities
(Cost $3,079,093)			3,086,502

Total Bonds — 97.31%
(Cost $358,514,776)			321,525,210

Issues		Shares	Value

COMMON STOCK — 0.17%

Communications — 0.09%
Intelsat Emergence SA3,5,6
(Luxembourg)		11,030	286,780

Financials — 0.08%
AGNC Investment Corp.		25,500	257,040

Total Common Stock
(Cost $682,025)			543,820

See accompanying Notes to Financial Statements.

71 / Annual Report March 2023

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Shares	Value

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,10
(Luxembourg)	1,154	$—
Intelsat Jackson Holdings SA, Series B†,[3,5,6,10]
(Luxembourg)	1,154	—

		—

Total Rights
(Cost $–)		—

WARRANT — 0.00%

Entertainment — 0.00%
Cineworld Group PLC[3,10]
(United Kingdom)	152,713	5,193

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 23.04%

Money Market Funds — 4.45%
Dreyfus Government Cash Management Fund
4.71%[12]		19,000	19,000
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[12]		31,128	31,128
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[12]		14,666,500	14,666,500

			14,716,628

U.S. Treasury Bills — 18.59%
U.S. Treasury Bills
4.55%[13]	05/11/23	$14,930,000	14,859,009
4.53%[13]	05/18/23	10,000,000	9,942,535
4.56%[13]	05/25/23	15,000,000	14,900,230
4.58%[13]	06/01/23	7,000,000	6,947,855
4.76%[13]	08/03/23	10,000,000	9,840,553
5.06%[13]	08/31/23	5,000,000	4,903,498

			61,393,680

Total Short-Term Investments
(Cost $76,096,286)			76,110,308

Total Investments - 120.52%
(Cost $435,293,087)			398,184,531

Net unrealized depreciation on unfunded commitments - 0.00%			(4,280)
Liabilities in Excess of Other Assets - (20.52)%			(67,781,710)

Net Assets - 100.00%			$330,398,541

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $4,199,434, which is 1.27% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $102,038, at an interest rate of 8.33% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[8]	Perpetual security with no stated maturity date.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Non-income producing security.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Represents the current yield as of March 31, 2023.
[13]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 72

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2023

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 4,609,165	EUR 4,266,000	Citibank N.A.	04/13/23	$(29,007)
USD 355,095	EUR 332,000	Goldman Sachs International	04/13/23	(5,870)
USD 637,801	GBP 522,000	Goldman Sachs International	04/13/23	(7,800)

NET UNREALIZED DEPRECIATION				$(42,677)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	1,178	06/30/23	$129,000,204	$2,555,132	$2,555,132
U.S. Treasury Two-Year Note	109	06/30/23	22,503,391	255,592	255,592

			151,503,595	2,810,724	2,810,724

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	313	06/21/23	(37,917,016)	(1,090,460)	(1,090,460)
U.S. Treasury Ultra Bond	87	06/21/23	(12,277,875)	(561,589)	(561,589)
Euro-Bund Future	10	06/08/23	(1,475,834)	(53,513)	(53,513)
Euro-Bobl Future	9	06/08/23	(1,152,637)	(13,901)	(13,901)
Euro-Buxl 30 Year	2	06/08/23	(306,075)	6,043	6,043

			(53,129,437)	(1,713,420)	(1,713,420)

TOTAL FUTURES CONTRACTS			$98,374,158	$1,097,304	$1,097,304

See accompanying Notes to Financial Statements.

73 / Annual Report March 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 94.65%

ASSET-BACKED SECURITIES — 0.33%**
AMMC CLO 18 Ltd.,
Series 2016-18A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.56%	05/26/31[1,2,3]	$1,165,000	$1,127,837

Total Asset-Backed Securities
(Cost $1,122,464)

BANK LOANS — 90.74%*

Automotive — 0.52%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	04/30/26[2]	461,302	459,763
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
10.25%	03/30/27[2]	1,351,099	1,304,655

			1,764,418

Communications — 6.48%
Altice Financing SA,
Term Loan, 1st Lien
(SOFR plus 5.00%)
9.56%	10/29/27[2]	750,000	745,313
Banijay Group U.S. Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.42%	03/01/25[2]	476,226	473,052
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.74%	12/17/27[2]	973,797	962,842
CenturyLink, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.17%	03/15/27[2]	533,647	354,542
Ciena Corp.,
Term Loan, 1st Lien
(SOFR plus 2.50%)
7.19%	01/18/30[2]	1,250,000	1,251,569
Consolidated Communications, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.38%	10/02/27[2]	1,250,000	999,531
Coralus Co-Borrower LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
6.93%	01/31/28[2]	1,250,000	1,214,288
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.18%	04/15/27[2]	974,874	864,289
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.32%	01/17/28[2]	713,148	662,336

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Cyxtera DC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.07%	05/01/24[2]	$497,361	$406,802
Dawn Acquisition LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.48%	12/31/25[2]	256,022	150,029
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.40%)
8.03%	08/24/26[2]	166,993	9,567
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	05/01/28[2]	230,706	219,747
Global Tel*Link Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.08%	11/29/25[2]	972,606	854,741
Gray Television, Inc.,
Term Loan D, 1st Lien
(LIBOR plus 3.00%)
7.66%	12/01/28[2]	488,788	476,570
Intelsat Jackson Holdings SA,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
9.08%	02/01/29[2,3]	1,947,658	1,931,425
MH Sub I LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	09/13/24[2]	1,303,677	1,284,734
NEP Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	10/17/25[2]	246,875	231,033
NEP/NCP Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	10/17/25[2]	477,780	446,326
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
11.84%	10/19/26[2]	440,000	357,867
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
10.31%	12/20/24[2]	473,750	363,345
Numericable U.S. LLC,
Term Loan B14, 1st Lien
(SOFR plus 5.50%)
10.17%	08/16/28[2]	1,500,000	1,429,016
Radiate Holdco LLC,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
8.11%	09/25/26[2]	249,369	205,072

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 74

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.60%	04/11/25[2]	$1,496,073	$1,497,091
Terrier Media Buyer, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	12/17/26[2]	507,438	451,112
United Talent Agency LLC,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
8.90%	07/07/28[2]	997,468	992,481
UPC Financing Partnership,
Term Loan AT, 1st Lien
(LIBOR plus 2.25%)
6.93%	04/28/28[2]	250,000	244,688
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.11%	03/31/31[2]	1,200,000	1,186,878
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	03/09/27[2]	1,635,276	1,337,581
(SOFR plus 4.25%)
9.06%	03/09/27[2]	495,000	394,020

			21,997,887

Consumer Discretionary — 4.40%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
8.11%	12/23/27[2]	1,225,000	1,137,970
Arterra Wines Canada, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.44%	11/24/27[2]	1,179,187	1,158,256
City Brewing Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.32%	04/05/28[2]	986,234	417,039
Hanesbrands, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.55%	03/08/30[2]	605,000	603,488
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.09%	01/24/29[2,3]	496,250	439,802
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[2]	2,100,000	1,609,996
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
7.96% - 8.09%	01/06/28[2]	1,473,750	1,009,526

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.48%	07/31/28[2]	$2,136,553	$2,068,461
Pegasus Bidco BV,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.01%	07/12/29[2]	997,500	985,445
Playa Hotels &Amp; Resorts B.V.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
8.99%	01/05/29[2]	623,438	620,757
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.91%	10/01/26[2]	2,205,000	2,187,261
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.23%	03/31/28[2]	1,723,118	1,553,503
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	10/22/26[2]	947,572	945,946
Weber-Stephen Products LLC,
Term Loan B, 1st Lien
(SOFR plus 4.35%)
8.62%	10/30/27[2]	208,861	181,230

			14,918,680

Electric — 1.81%
Calpine Corp.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
7.35%	12/16/27[2]	997,449	994,492
CommScope, Inc.,
Term Loan B2, 1st Lien (France)
(LIBOR plus 3.25%)
8.09%	04/06/26[2,3]	1,934,937	1,866,305
Edgewater Generation LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.65%	12/13/25[2]	1,000,000	935,095
Endure Digital, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.22%	02/10/28[2]	1,965,000	1,842,187
Pike Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.21%	01/21/28[2]	497,500	496,878

			6,134,957

See accompanying Notes to Financial Statements.

75 / Annual Report March 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Energy — 1.30%
Apro LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.76%	11/14/26[2]	$1,319,376	$1,297,388
Calpine Corp.,
Term Loan B10, 1st Lien
(LIBOR plus 2.00%)
6.84%	08/12/26[2]	186,957	186,073
EG America LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	02/07/25[2]	745,430	715,322
Parkway Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 5.15%)
9.90%	02/16/29[2]	468,987	454,331
Term Loan C, 1st Lien
(SOFR plus 5.01%)
9.90%	02/16/29[2]	70,697	68,459
TransMontaigne Operating Co. LP,
Term Loan B, 1st Lien
(LIBOR plus 4.43%)
8.13% - 8.34%	11/17/28[2]	737,836	728,942
Traverse Midstream Partners LLC,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
8.72%	02/16/28[2]	486,328	479,641
Whitewater Whistler Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
8.66%	02/15/30[2]	500,000	498,750

			4,428,906

Entertainment — 3.35%
Alpha Topco Ltd. - Delta 2 (Lux) Sarl,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.05%	01/15/30[2]	2,750,000	2,754,593
AMC Entertainment Holdings, Inc.,
Term Loan B1, 1st Lien (France)
(LIBOR plus 3.00%)
7.68%	04/22/26[2,3]	519,588	380,273
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% - 14.80%	09/07/23[2,3]	2,745,527	2,788,892
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.41%	08/01/27[2]	747,935	732,912
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
7.35%	05/08/25[2]	1,391,572	1,324,387

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Entertainment (continued)
SMG US Midco 2, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
7.33%	01/23/25[2]	$984,739	$977,107
WildBrain Ltd.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.08%	03/24/28[2]	1,470,000	1,406,305
WMG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 3.00%)
7.81%	01/20/28[2]	1,000,000	995,250

			11,359,719

Finance — 3.58%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
8.68%	02/27/26[2,3]	1,200,007	1,090,206
Camelot Finance SA,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	10/30/26[2]	824,762	823,987
Cushman & Wakefield U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 3.35%)
8.15%	01/31/30[2]	425,422	411,596
DCG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 4.60%)
9.41%	09/30/26[2]	690,400	671,414
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.46%	04/09/27[2]	1,485,995	1,442,656
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
8.65%	04/07/28[2]	250,000	231,354
First Eagle Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
7.66%	02/01/27[2]	635,683	618,602
Fiserv Investment Solutions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.95%	02/18/27[2]	987,310	950,286
Focus Financial Partners LLC,
Term Loan B5, 1st Lien
(SOFR plus 3.25%)
8.06%	06/30/28[2]	497,500	493,699
Guggenheim Partners Investment Management Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
7.99%	12/12/29[2]	748,125	745,694

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 76

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Hertz Corp. (The),
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
7.89%	06/30/28[2]	$1,245,299	$1,239,465
Term Loan C, 1st Lien
(LIBOR plus 3.25%)
7.89%	06/30/28[2]	238,871	237,752
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
7.59%	01/26/28[2]	1,710,625	1,686,676
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	10/23/28[2]	1,532,645	1,496,368

			12,139,755

Food — 3.84%
8th Avenue Food & Provisions,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.59%	10/01/25[2]	496,114	440,378
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
9.59%	10/01/25[2]	492,500	440,583
Aramark Services, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.24%	04/06/28[2]	1,000,000	998,595
Chobani LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.42%	10/25/27[2]	723,820	719,296
Dessert Holdings, Inc.,
Term Loan, 1st Lien
(PRIME plus 3.25%)
9.16% - 11.25%	06/09/28[2]	1,220,046	1,123,205
Flora Food Group,
Term Loan B2, 1st Lien
(SOFR plus 3.16%)
7.46%	07/02/25[2]	1,929,423	1,852,786
Froneri U.S., Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 2.25%)
7.41%	01/29/27[2]	896,417	885,812
H-Food Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.69%)
8.53%	05/23/25[2]	248,047	214,037
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
7.08%	08/03/25[2]	362,189	362,847

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Food (continued)
Matterhorn Merger Sub LLC,
Term Loan B2, 1st Lien
(LIBOR plus 4.00%)
8.84%	05/23/25[2]	$1,462,246	$1,266,305
Shearer’s Foods LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	09/23/27[2]	1,165,943	1,141,895
Snacking Investments Bidco,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.69%	12/18/26[2]	1,225,458	1,218,816
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.33%	06/08/28[2]	1,536,207	1,526,606
Utz Quality Foods LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.92%	01/20/28[2]	859,378	857,165

			13,048,326

Gaming — 2.85%
Bally’s Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
7.96%	10/02/28[2]	243,138	232,675
Caesars Entertainment, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.15%	02/06/30[2]	450,000	448,499
Entain PLC,
Term Loan B2, 1st Lien
(SOFR plus 3.60%)
8.44%	10/31/29[2]	399,000	399,936
Flutter Entertainment PLC,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.41%	07/22/28[2]	995,000	996,343
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.81%	01/26/29[2]	1,473,803	1,454,379
GVC Holdings Gibraltar Ltd.,
Term Loan B4, 1st Lien
(SOFR plus 2.60%)
7.44%	03/29/27[2]	1,719,375	1,718,300
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
9.16%	04/26/28[2]	1,492,399	1,449,806
PCI Gaming Authority,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
7.33%	05/29/26[2]	1,250,000	1,250,263

See accompanying Notes to Financial Statements.

77 / Annual Report March 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Gaming (continued)
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[2]	$992,500	$991,696
Scientific Games Holdings LP,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.10%	04/04/29[2]	497,739	491,635
Stars Group Holdings BV,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
7.07%	07/21/26[2]	235,649	235,810

			9,669,342

Health Care — 12.65%
ADMI Corp.,
Term Loan B, 1st Lien (France)
(LIBOR plus 3.00%)
7.74%	04/30/25[2,3]	952,638	918,500
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.36%	05/10/27[2]	3,031,112	2,951,121
Bella Holding Co. LLC,
Term Loan, 1st Lien
(SOFR plus 3.75%)
8.56%	05/10/28[2]	985,000	951,835
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.00%)
8.81%	11/23/27[2]	1,992,673	1,504,468
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.34%	09/01/24[2]	1,564,013	1,452,968
CCS-CMGC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.50%)
10.32%	10/01/25[2]	478,750	325,292
Certara Holdco, Inc.,
Term Loan B, 1st Lien (France)
(LIBOR plus 3.50%)
8.34%	08/15/26[2,3]	1,965,000	1,947,806
Charlotte Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.25%)
10.10%	02/11/28[2]	947,625	907,948
Curia Global, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
8.53%	08/28/26[2]	2,164,220	1,855,148
CVET Midco 2 LP,
Term Loan, 1st Lien
(SOFR plus 5.00%)
9.90%	10/13/29[2]	1,300,000	1,231,750

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
Dermatology Intermediate Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.25%)
8.93%	04/02/29[2,4]	$273,277	$268,324
eResearchTechnology, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.34%	02/04/27[2]	1,742,837	1,649,169
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
6.74%	11/15/27[2]	925,556	908,396
Heartland Dental LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	04/30/25[2]	717,403	672,691
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
7.06%	05/22/26[2]	1,500,000	1,500,285
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/05/28[2]	1,821,309	1,816,564
LSCS Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.34%	12/16/28[2]	923,163	890,081
National Seating & Mobility,
Term Loan, 1st Lien
(SOFR plus 5.25%)
10.16%	11/16/26[2]	1,947,245	1,821,648
NMN Holdings III Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	11/13/25[2]	1,188,891	1,017,988
Option Care Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
7.49%	10/27/28[2]	1,975,000	1,970,063
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.75%	06/02/28[2]	1,301,675	1,302,756
Pacific Dental Services, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.28%	05/05/28[2]	982,500	978,511
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	03/31/27[2]	937,129	825,452
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	02/01/28[2]	2,155,929	2,133,475

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 78

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care (continued)
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29[2]	$1,985,000	$1,975,075
PetVet Care Centers LLC,
Term Loan B3, 1st Lien (Luxembourg)
(LIBOR plus 3.50%)
8.24%	02/14/25[2,3]	706,948	684,325
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
7.88%	11/15/28[2]	1,976,259	1,956,872
Pluto Acquisition I, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.95%	06/22/26[2]	484,982	346,357
Premise Health Holding Corp.,
Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
8.91%	07/10/25[2,3]	2,094,012	2,010,252
Prestige Brands, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.00%)
6.86%	07/03/28[2]	1,551,136	1,548,879
Resonetics LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
9.10%	04/28/28[2]	1,724,984	1,659,435
Sharp Midco LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	12/31/28[2]	984,389	969,623

			42,953,057

Industrial REITs — 0.33%
Avison Young Canada, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.75%)
10.61%	01/31/26[2]	1,476,864	1,104,576

Industrials — 13.11%
Alliance Laundry Systems, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.31%	10/08/27[2]	1,480,853	1,470,672
Anchor Packaging LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
8.74%	07/18/26[2]	207,767	202,918
Arterrsa Services LLC,
Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 3.50%)
8.44%	03/06/25[2,3]	1,473,750	1,255,849
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.94%	10/16/28[2]	1,734,106	1,453,762

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Industrials (continued)
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.35%)
8.91% - 9.33%	05/14/29[2]	$1,609,511	$1,611,185
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
8.84%	06/11/26[2]	492,516	484,305
Charter Next generation, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.75%)
8.67%	12/01/27[2]	1,243,655	1,230,348
Compass Power Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.08%	04/14/29[2]	898,096	896,133
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien (France)
(LIBOR plus 3.50%)
8.31%	08/08/25[2,3]	1,910,000	1,867,025
Convergint Technologies,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.38% - 8.56%	03/31/28[2]	491,266	478,201
Dermatology Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
8.93%	04/02/29[2]	1,505,161	1,477,880
DG Investment Intermediate Holdings 2, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 6.75%)
11.59%	03/30/29[2]	250,000	221,199
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.84%	08/02/27[2]	1,017,088	981,144
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
9.43%	04/26/29[2]	1,990,000	1,853,436
Eagle 4 Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.41%	07/12/28[2]	493,616	489,482
Energizer Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.36%)
7.12%	12/22/27[2]	426,740	424,340
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
8.66%	05/19/28[2]	485,035	479,275
Gates Global LLC,
Term Loan B4, 1st Lien
(SOFR plus 3.50%)
8.31%	11/16/29[2]	497,500	497,075

See accompanying Notes to Financial Statements.

79 / Annual Report March 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Industrials (continued)
Golden Entertainment, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.86%	10/21/24[2]	$1,078,125	$1,078,125
Hyland Software, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
8.34%	07/01/24[2]	1,141,184	1,130,719
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[2]	477,857	474,273
KAMC Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
8.95%	08/14/26[2,5,6]	723,750	620,616
Mauser Packaging Solutions Holding Co.,
Term Loan, 1st Lien
(SOFR plus 4.00%)
8.78%	08/15/26[2]	500,000	496,875
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.41%	04/15/28[2]	1,231,865	1,134,160
Momentive Performance Materials USA LLC,
Term Loan, 1st Lien
(SOFR plus 3.25%)
9.31%	03/29/28[2]	525,000	515,812
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	11/13/25[2]	255,123	218,449
Osmose Utilities Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
7.88%	06/23/28[2]	984,981	947,552
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.47%	03/20/25[2]	1,998,938	1,849,018
Peacock Merger Corp.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.06%	12/29/28[2]	483,775	432,171
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	08/03/26[2]	488,750	450,466
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.50%)
8.24%	08/03/26[2,3]	1,746,752	1,609,929
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.96% - 10.75%	11/03/25[2]	1,401,272	1,373,947

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Industrials (continued)
Project Castle, Inc.,
Term Loan B, 1st Lien
(PRIME plus 4.50%)
10.40% - 12.50%	06/01/29[2]	$746,250	$638,977
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	12/29/27[2]	1,761,720	1,638,400
Refficiency Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.75%)
8.56%	12/16/27[2]	1,819,348	1,794,331
Spirit Aerosystems, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.18%	01/15/27[2]	995,000	995,497
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29[2]	871,413	833,838
Standard Industries, Inc.,
Term Loan, 1st Lien
(LIBOR plus 2.25%)
7.12%	09/22/28[2]	493,082	491,265
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/30/24[2]	2,397,578	1,822,160
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.15%	08/24/28[2]	1,250,000	1,248,125
TricorBraun Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
7.99%	03/03/28[2]	471,722	461,698
Vantage Elevator Solutions,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.53%	11/19/28[2]	1,976,259	1,700,818
Wrench Group LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
9.16%	04/30/26[2]	1,715,474	1,674,731
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	08/12/24[2]	1,717,420	1,487,406

			44,493,587

Information Technology — 15.80%
AppLovin Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.16%	08/15/25[2]	1,343,894	1,342,630

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 80

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.25%)
8.06%	12/06/27[2]	$997,449	$942,275
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.25%	02/15/29[2,3,7]	1,769,601	1,661,213
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
8.47%	07/24/26[2]	495,000	465,300
Barracuda Parent LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.18%	08/15/29[2]	132,218	127,632
Bifm CA Buyer, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
8.31%	06/01/26[2]	980,155	963,620
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.59%	01/29/27[2]	975,000	644,026
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[2,3]	1,645,875	1,643,349
CHG Healthcare Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.09%	09/29/28[2]	738,750	732,748
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.09%	12/16/25[2]	1,608,811	1,538,048
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	08/14/25[2]	2,673,382	2,303,639
Electron Bidco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.00%)
7.84%	11/01/28[2]	990,000	977,259
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	07/24/26[2]	1,461,042	1,368,360
Ensemble RCM LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
8.53%	08/03/26[2]	973,532	973,776
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
7.37% - 7.64%	07/06/29[2]	1,000,000	990,000

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
EQT Box Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.29% - 8.31%	04/17/28[2]	$1,485,594	$1,428,955
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.86%	10/01/27[2]	1,469,925	1,407,453
Imperva, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.86%	01/12/26[2]	733,893	646,193
ION Analytics,
Term Loan, 1st Lien
(SOFR plus 4.15%)
8.89%	02/16/28[2]	677,083	655,643
IQVIA, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
6.59%	06/11/25[2]	500,000	500,352
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
9.38%	08/31/27[2]	1,458,713	840,780
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.58%	07/27/28[2]	975,000	807,510
Magenta Buyer, LLC,
Term Loan, 2nd Lien
(LIBOR plus 8.25%)
13.08%	07/27/29[2]	446,493	336,359
Magnite, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.86%	04/28/28[2]	124,683	120,007
Match Group, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
6.71%	02/13/27[2]	1,000,000	996,250
MeridianLink, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
8.15%	11/10/28[2]	490,031	477,577
Mitnick Corporate Purchaser, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
9.53%	05/02/29[2]	992,506	937,918
Monotype Imaging Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.00%)
9.84%	10/09/26[2]	1,477,500	1,462,725
NCR Corp.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
7.33%	08/28/26[2]	1,975,165	1,952,115

See accompanying Notes to Financial Statements.

81 / Annual Report March 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
Northwest Fiber LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	04/30/27[2]	$432,395	$419,966
Nouryon USA LLC,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
9.75%	10/01/25[2]	734,142	729,881
Open Text Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.30%	08/24/29[2]	997,500	996,148
Pactiv Evergreen Group Holdings, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
8.00%	09/22/28[2]	1,723,750	1,702,919
Panther Purchaser LP,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.08%	01/07/28[2]	975,019	909,205
Playtika Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
7.49%	03/13/28[2]	987,406	982,291
Precision Medicine Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
8.16%	11/18/27[2]	1,435,176	1,386,739
Pretium Packaging Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
8.79% - 9.01%	10/02/28[2]	1,730,606	1,390,975
Project Alpha Intermediate Holding, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.74%	04/26/24[2]	924,614	920,375
Project Boost Purchaser, LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.24%	06/01/26[2]	1,480,818	1,462,775
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 3.25%)
7.99%	08/31/28[2,3]	935,120	916,156
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	04/24/28[2]	1,971,234	1,916,700
Renaissance Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.22%	03/14/30[2]	1,122,055	1,093,213
Renaissance Learning, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.23%	04/01/27[2]	991,256	988,986

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
Skillsoft Finance II, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.36%)
10.10%	07/14/28[2]	$673,102	$571,632
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	10/07/27[2]	909,130	900,043
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.99%	03/03/28[2]	1,960,000	1,653,397
Sunshine Software Merger Sub, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.59%	10/16/28[2]	735,649	681,394
TIBCO Software, Inc.,
Term Loan A, 1st Lien
(SOFR plus 4.60%)
9.50%	09/29/28[2]	315,000	285,581
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.59%	05/05/26[2]	249,339	238,742
Uber Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
7.87%	03/03/30[2]	995,326	994,470
Veeam Software,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
10.00%	02/28/27[2]	221,644	219,889
VT Topco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
8.34%	08/01/25[2]	1,681,076	1,662,164
Zoominfo LLC,
Term Loan, 1st Lien
(SOFR plus 2.85%)
7.66%	02/28/30[2]	498,750	499,166
Zotec Partners LLC,
Term Loan B, 1st Lien (France)
(LIBOR plus 3.75%)
8.91%	02/14/24[2,3]	929,953	863,694

			53,630,213

Insurance — 1.99%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.24%	02/15/27[2]	1,440,794	1,398,169
AssuredPartners, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.50%)
8.21%	02/12/27[2]	1,238,120	1,227,287

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 82

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Insurance (continued)
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28[2]	$951,378	$880,624
Term Loan B9, 1st Lien
(LIBOR plus 3.25%)
7.99%	07/31/27[2]	1,728,016	1,589,775
Asurion, LLC,
Term Loan B4, 2nd Lien
(LIBOR plus 5.25%)
10.00%	01/20/29[2]	250,000	207,625
Howden Group Holdings Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.13%	11/12/27[2]	219,887	217,885
HUB International Ltd.,
Term Loan, 1st Lien
(SOFR plus 4.00%)
8.73%	11/10/29[2]	1,246,875	1,244,774

			6,766,139

Materials — 2.98%
American Rock Salt Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.73%	06/09/28[2]	734,394	709,608
Archroma Finance Sarl,
Term Loan B, 1st Lien
(SOFR plus 5.25%)
10.33%	01/01/40[2]	500,000	472,500
Avient Corp.,
Term Loan B6, 1st Lien
(SOFR plus 3.25%)
7.93%	08/29/29[2]	509,556	511,148
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
9.44%	08/18/28[2]	683,266	674,441
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	07/03/28[2]	772,000	718,998
LSF11 A5 HoldCo LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.42%	10/15/28[2]	1,485,000	1,442,314
Lummus Technology Holdings V LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	06/30/27[2]	296,389	291,805
Nouryon Finance BV,
Term Loan, 1st Lien
(SOFR plus 4.00%)
8.79%	03/03/28[2]	350,000	349,563

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Materials (continued)
Plaskolite PPC Intermediate II LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
8.83%	12/15/25[2]	$1,453,998	$1,299,205
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.02%	10/15/25[2]	1,524,790	1,276,188
Potters Borrower LP,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
8.94%	12/14/27[2]	1,463,704	1,456,385
TMS International Corp.,
Term Loan B4, 1st Lien
(SOFR plus 4.75%)
9.55%	03/07/30[2]	400,000	390,750
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.00%)
9.69%	06/26/26[2]	764,584	522,784

			10,115,689

Office REITs — 0.34%
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.12%	02/17/28[2]	1,167,172	1,158,418

Retail — 4.73%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.56%	04/20/28[2]	2,750,000	2,796,599
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
6.59%	11/19/26[2,3]	498,711	494,764
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
8.84%	06/11/26[2]	458,954	452,393
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	03/31/28[2]	1,228,125	1,203,562
Curium Bidco SARL,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
9.41%	12/02/27[2]	1,472,625	1,432,128
Term Loan B, 1st Lien (Canada)
(LIBOR plus 3.99%)
9.15% -9.16%	07/09/26[2,3]	974,748	950,379
Dave & Buster’s, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
9.94%	06/29/29[2]	1,741,873	1,744,530

See accompanying Notes to Financial Statements.

83 / Annual Report March 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Retail (continued)
IRB Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.10%)
7.69%	12/15/27[2]	$497,481	$489,984
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.51%	03/15/28[2]	1,494,917	1,490,560
MIC Glen LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
8.34%	07/21/28[2]	718,278	697,717
SRS Distribution, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.15%	06/02/28[2]	88,750	85,932
Tacala Investment Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	02/05/27[2]	1,166,352	1,147,883
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
12.34%	02/04/28[2]	735,000	673,907
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	08/03/28[2]	1,478,769	1,465,423
Woof Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.53%	12/21/27[2]	984,893	945,497

			16,071,258

Services — 8.69%
Allied Universal Holdco LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
8.56%	05/12/28[2]	583,799	555,289
Amentum Government Services Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.82% - 9.03%	02/15/29[2]	1,731,888	1,697,250
ArchKey Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 5.25%)
10.08% - 10.09%	06/29/28[2]	243,133	236,447
Arcis Golf LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
8.99%	11/24/28[2]	990,000	987,525
CCRR Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.60%	03/06/28[2]	498,728	483,142

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Services (continued)
CH Gunther PPC Parent LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.88%	12/08/28[2]	$990,000	$981,338
Confluent Medical Technologies, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.75%)
8.49%	02/16/29[2]	738,759	719,060
CoreLogic, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.38%	06/02/28[2]	720,047	616,415
Corp. Service Co.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.16%	11/02/29[2]	1,603,813	1,603,067
Covanta Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.12%	11/30/28[2]	921,010	918,321
Term Loan C, 1st Lien
(SOFR plus 2.50%)
7.31%	11/30/28[2]	69,686	69,483
Creative Artists Agency, LLC,
Term Loan, 1st Lien
(SOFR plus 3.50%)
8.31%	11/27/28[2]	1,000,000	998,230
Dodge Data & Analytics, LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.79%	02/23/29[2]	992,500	840,315
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	582,750	577,287
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	1,262,625	1,250,788
Filtration Group Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.52%	10/21/28[2]	496,222	490,225
Hornblower Sub LLC (American Queen Sub LLC),
Term Loan, 1st Lien
(LIBOR plus 8.13%)
13.26%	11/10/25[2]	554,681	554,681
Indy U.S. Holdco LLC,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
11.08%	03/05/28[2]	336,770	293,621
Iridium Satellite LLC,
Term Loan B2, 1st Lien
(SOFR plus 2.50%)
7.41%	11/04/26[2]	650,011	650,417

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 84

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Services (continued)
Lakeland Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 8.00%)
13.25%	09/25/27[2,5,6,8]	$634,811	$422,149
Lakeland Tours LLC,
Term Loan, 1st Lien
(EURIBOR plus 6.00%)
10.83%	09/25/25[2,5,6,9]	743,744	661,932
Madison IAQ LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.30%	06/21/28[2]	248,106	236,724
Mavenir Systems, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
9.65%	08/18/28[2]	643,500	452,863
NAB Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.15%)
7.89%	11/23/28[2]	733,144	723,672
Neptune Bidco U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
9.74%	04/11/29[2]	500,000	451,250
Nielsen Consumer, Inc.,
Term Loan, 1st Lien
(SOFR plus 6.25%)
11.06%	03/06/28[2]	163,230	142,316
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.19%	03/06/25[2]	146,561	124,913
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	12/15/28[2]	1,726,889	1,702,246
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
8.61%	02/23/29[2]	1,732,500	1,701,454
Technimark Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.53%	07/07/28[2]	215,805	207,712
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(LIBOR plus 2.25%)
6.99%	12/01/28[2,3]	1,675,438	1,665,662
Trugreen LP,
Term Loan B, 2nd Lien
(LIBOR plus 8.50%)
13.18%	11/02/28[2,5]	500,000	337,500
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	11/02/27[2]	1,977,247	1,830,812

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
University Support Services, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.16%	02/10/29[2]	$1,824,672	$1,800,495
Vaco Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
9.89%	01/19/29[2]	982,538	969,028
Verscend Holding Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	08/27/25[2]	982,416	982,725
WW International, Inc.,
Term Loan B, 1st Lien (France)
(LIBOR plus 3.50%)
8.35%	04/13/28[2,3]	945,000	551,644

			29,487,998

Transportation — 1.99%
Air Canada,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.37%	08/11/28[2]	496,250	496,096
Delta Air Lines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.56%	10/20/27[2]	902,500	936,800
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
12.09%	09/01/27[2]	2,350,000	2,196,275
Kestrel Bidco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.10%)
7.86%	12/11/26[2]	1,472,273	1,414,825
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.56%	04/21/28[2]	1,715,000	1,706,639

			6,750,635

Total Bank Loans
(Cost $321,280,755)			307,993,560

CORPORATES — 3.58%*

Automobile Components — 0.28%
Allison Transmission, Inc.
3.75%	01/30/31[1]	550,000	470,442
Ford Motor Credit Co. LLC
3.37%	11/17/23	500,000	491,250

			961,692

Banking — 0.50%
Bank of America Corp.
3.42%	12/20/28[10]	500,000	465,225

See accompanying Notes to Financial Statements.

85 / Annual Report March 2023

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Banking (continued)
Bank of New York Mellon Corp. (The)
(MTN)
3.44%	02/07/28[10]	$500,000	$479,134
Credit Suisse Group AG
(Switzerland)
2.59%	09/11/25[1,3,10]	800,000	743,488

			1,687,847

Communications — 0.60%
Consolidated Communications, Inc.
6.50%	10/01/28[1]	300,000	218,190
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1,11,12]	1,000,000	56,250
Frontier Communications Holdings LLC
5.00%	05/01/28[1]	500,000	434,537
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24†,1,3,5,6,11,12	1,000,000	—
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[1]	500,000	427,500
T-Mobile USA, Inc.
3.75%	04/15/27	500,000	480,941
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31[1,3]	500,000	431,110

			2,048,528

Consumer Discretionary — 0.23%
BAT Capital Corp.
2.73%	03/25/31	400,000	324,725
WarnerMedia Holdings, Inc.
4.28%	03/15/32[1]	500,000	446,440

			771,165

Diversified REITs — 0.13%
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30	500,000	444,615

Electric — 0.13%
Pike Corp.
5.50%	09/01/28[1]	500,000	438,030

Entertainment — 0.13%
WMG Acquisition Corp.
3.88%	07/15/30[1]	500,000	437,500

Finance — 0.28%
Intercontinental Exchange, Inc.
4.00%	09/15/27	500,000	495,229
JPMorgan Chase & Co.
2.95%	02/24/28[10]	500,000	464,646

			959,875

Food — 0.06%
Pilgrim’s Pride Corp.
3.50%	03/01/32	250,000	201,911

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Health Care — 0.44%
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[1,3]	$50,000	$41,053
HCA, Inc.
5.25%	06/15/26	500,000	500,827
Medline Borrower LP
3.88%	04/01/29[1]	500,000	436,250
Molina Healthcare, Inc.
3.88%	05/15/32[1]	500,000	425,293
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	100,000	89,000

			1,492,423

Industrials — 0.22%
Ball Corp.
3.13%	09/15/31	500,000	414,352
OT Merger Corp.
7.88%	10/15/29[1]	500,000	301,164
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[1,3]	50,000	42,000

			757,516

Information Technology — 0.19%
Central Parent, Inc./CDK Global, Inc.
7.25%	06/15/29[1]	250,000	245,945
NCR Corp.
5.13%	04/15/29[1]	50,000	43,451
Oracle Corp.
2.95%	04/01/30	380,000	335,662

			625,058

Retail — 0.18%
1011778 BC ULC/New Red Finance, Inc.
(Canada)
3.50%	02/15/29[1,3]	500,000	448,770
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	250,000	175,236

			624,006

Services — 0.21%
GFL Environmental, Inc.
(Canada)
3.50%	09/01/28[1,3]	250,000	226,643
4.75%	06/15/29[1,3]	500,000	465,310

			691,953

Total Corporates
(Cost $12,976,461)			12,142,119

Total Bonds — 94.65%
(Cost $335,379,680)			321,263,516

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 86

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues		Shares	Value

COMMON STOCK — 0.08%

Communications — 0.08%
Intelsat Emergence SA3,5,6
(Luxembourg)		9,662	$251,212

Total Common Stock
(Cost $323,677)

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,11
(Luxembourg)		1,011	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,11
(Luxembourg)		1,011	—

			—

Total Rights
(Cost $–)			—

WARRANT — 0.00%

Entertainment — 0.00%
Cineworld Group PLC[3,11]
(United Kingdom)		229,579	7,806

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.01%

Money Market Funds — 0.81%
Fidelity Investments Money Market Funds -Government Portfolio
4.72%[13]		2,565,430	2,565,430
Morgan Stanley Institutional Liquidity Funds -Government Portfolio
4.73%[13]		194,000	194,000

			2,759,430

U.S. Treasury Bills — 3.20%
U.S. Treasury Bills
4.50%[14]	05/11/23	$5,915,000	5,886,875
4.56%[14]	05/25/23	5,000,000	4,966,743

			10,853,618

Total Short-Term Investments
(Cost $13,611,826)			13,613,048

Total Investments - 98.74%
(Cost $349,315,183)			335,135,582

Net unrealized depreciation on unfunded commitments - 0.00%			(12,328)

Cash and Other Assets, Less Liabilities - 1.26%			4,295,122

Net Assets - 100.00%			$339,418,376

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $10,003, at an interest rate of 8.93% and a maturity of April 02, 2029. The investment is not accruing an unused commitment fee.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $1,955,909, which is 0.58% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $204,076, at an interest rate of 8.33% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[8]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.00% cash or 13.25% payment-in-kind interest.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 10.83% cash or 12.83% payment-in-kind interest.
[10]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[11]	Non-income producing security.
[12]	Security is currently in default with regard to scheduled interest or principal payments.
[13]	Represents the current yield as of March 31, 2023.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EURIBOR): Euro InterBank Offer Rate

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

87 / Annual Report March 2023

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BONDS – 92.90%

BANK LOANS — 9.25%*

Communications — 0.44%
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(LIBOR plus 7.00%)
11.84%	10/19/26[1]	$875,000	$711,668
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	03/09/27[1]	1,800,000	1,472,319

			2,183,987

Consumer Discretionary — 1.11%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
8.11%	12/23/27[1]	1,886,500	1,752,473
City Brewing Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.32%	04/05/28[1]	1,189,481	502,984
Hanesbrands, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.55%	03/08/30[1]	800,000	798,000
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[1]	2,241,000	1,720,614
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
7.96% -8.09%	01/06/28[1]	1,090,725	747,152

			5,521,223

Entertainment — 1.32%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
9.50%	02/28/25[1]	2,261,537	356,904
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% - 14.80%	09/07/23[1,2]	2,704,622	2,747,342
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.41%	08/01/27[1]	3,489,874	3,419,780

			6,524,026

Finance — 0.20%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
8.68%	02/27/26[1,2]	1,062,993	965,729

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Health Care — 0.16%
eResearchTechnology, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.34%	02/04/27[1]	$850,327	$804,626

Health Care REITs — 0.23%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.70%	07/17/28[1]	1,347,145	1,150,361

Industrials — 2.43%
Clydesdale Acquisition Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.18%)
9.08%	04/13/29[1]	2,183,500	2,137,374
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.84%	08/02/27[1]	640,100	617,479
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.47%	03/20/25[1]	738,058	682,703
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	08/03/26[1]	2,278,100	2,099,657
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.96% - 8.65%	11/03/25[1]	2,567,797	2,517,724
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29[1]	429,171	410,665
Titan Acquisition, Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
8.15%	03/28/25[1]	904,071	859,812
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/30/24[1]	1,594,096	1,211,513
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	08/12/24[1]	1,720,347	1,489,941

			12,026,868

Information Technology — 1.60%
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[1,2]	1,241,888	1,239,981

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 88

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.09%	12/16/25[1]	$1,029,000	$983,739
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
9.38%	08/31/27[1]	1,189,957	685,873
Open Text Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.30%	08/24/29[1]	1,836,398	1,833,909
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.99%	03/03/28[1]	2,695,000	2,273,421
TierPoint LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.59%	05/05/26[1]	934,016	894,321

			7,911,244

Materials — 0.33%
Iris Holding, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.53%	06/28/28[1]	910,425	786,097
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.02%	10/15/25[1]	1,000,000	836,960

			1,623,057

Retail — 0.32%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.56%	04/20/28[1]	430,000	437,286
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
12.34%	02/04/28[1]	1,249,500	1,145,642

			1,582,928

Services — 0.36%
Hornblower Sub LLC (American Queen Sub LLC),
Term Loan, 1st Lien
(LIBOR plus 8.13%)
13.26%	11/10/25[1]	554,681	554,681
Neptune Bidco U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
9.74%	04/11/29[1]	1,335,000	1,204,838

			1,759,519

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Transportation — 0.75%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
12.09%	09/01/27[1]	$4,000,000	$3,738,340

Total Bank Loans
(Cost $49,822,012)			45,791,908

CORPORATES — 83.65%*

Automobile Components — 0.70%
Allison Transmission, Inc.
3.75%	01/30/31[3]	1,665,000	1,424,158
Ford Motor Credit Co. LLC
2.90%	02/16/28	300,000	257,583
3.37%	11/17/23	1,836,000	1,803,870

			3,485,611

Banking — 2.70%
Bank of America Corp.,
Series RR
4.38%[4,5]		2,040,000	1,741,880
Bank of New York Mellon Corp. (The),
Series I
3.75%[4,5]		2,515,000	2,095,613
Credit Suisse Group AG
(Switzerland)
6.37%	07/15/26[2,3,5]	710,000	692,431
6.54%	08/12/33[2,3,5]	3,520,000	3,608,000
7.50%[2,3,4]		1,095,000	46,538
9.02%	11/15/33[2,3,5]	2,070,000	2,463,300
U.S. Bancorp
3.70%[4,5]		3,515,000	2,744,309

			13,392,071

Communications — 14.88%
Altice France SA
(France)
5.13%	01/15/29[2,3]	1,628,000	1,248,513
5.50%	10/15/29[2,3]	4,679,000	3,597,042
8.13%	02/01/27[2,3]	2,414,000	2,238,985
Cable One, Inc.
4.00%	11/15/30[3]	7,101,000	5,822,820
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	08/15/30[3]	850,000	717,441
4.75%	03/01/30[3]	1,050,000	910,875
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	05/01/32	1,205,000	988,100
4.50%	06/01/33[3]	5,650,000	4,512,824
Cogent Communications Group, Inc.
7.00%	06/15/27[3]	1,750,000	1,737,091
CommScope, Inc.
4.75%	09/01/29[3]	3,850,000	3,236,887
Consolidated Communications, Inc.
6.50%	10/01/28[3]	1,553,000	1,129,495
CSC Holdings LLC
4.63%	12/01/30[3]	900,000	447,750

See accompanying Notes to Financial Statements.

89 / Annual Report March 2023

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Communications (continued)
6.50%	02/01/29[3]	$6,629,000	$5,511,467
7.50%	04/01/28[3]	4,075,000	2,601,480
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[3,6,7]	4,581,000	257,681
DISH DBS Corp.
5.25%	12/01/26[3]	3,105,000	2,483,286
7.38%	07/01/28	2,552,000	1,457,337
DISH Network Corp.
11.75%	11/15/27[3]	1,045,000	1,005,812
Frontier Communications Holdings LLC
5.00%	05/01/28[3]	1,763,000	1,532,177
6.75%	05/01/29[3]	1,650,000	1,309,225
8.63%	03/15/31[3]	1,450,000	1,420,984
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[2]	975,000	870,850
Gray Escrow II, Inc.
5.38%	11/15/31[3]	3,546,000	2,334,894
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[2,3]	3,664,000	3,373,523
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23†,2,6,7,8,9	6,350,000	—
8.50%	10/15/24†,2,3,6,7,8,9	2,853,000	—
9.75%	07/15/25†,2,3,6,7,8,9	4,051,000	—
Level 3 Financing, Inc.
3.63%	01/15/29[3]	1,213,000	670,934
4.25%	07/01/28[3]	1,375,000	777,356
10.50%	05/15/30[3]	3,190,000	3,050,438
National CineMedia LLC
5.75%	08/15/26	2,251,000	54,272
Netflix, Inc.
4.63%	05/15/29	900,000	999,553
Nexstar Media, Inc.
4.75%	11/01/28[3]	1,534,000	1,365,148
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[3]	1,725,000	1,474,875
Scripps Escrow II, Inc.
5.38%	01/15/31[3]	1,758,000	1,213,020
Scripps Escrow, Inc.
5.88%	07/15/27[3]	650,000	485,264
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[3]	1,680,000	1,323,198
Sinclair Television Group, Inc.
4.13%	12/01/30[3]	1,565,000	1,263,659
Sirius XM Radio, Inc.
3.88%	09/01/31[3]	4,164,000	3,241,612
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31[2,3]	2,050,000	1,767,551
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[2,3]	2,576,000	2,104,270

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Communications (continued)
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32[2]	$1,260,000	$1,095,851
Zayo Group Holdings, Inc.
4.00%	03/01/27[3]	2,683,000	2,041,495

			73,675,035

Consumer Discretionary — 3.87%
BAT Capital Corp.
5.28%	04/02/50	1,763,000	1,451,033
Everi Holdings, Inc.
5.00%	07/15/29[3]	1,723,000	1,550,700
Hilton Domestic Operating Co., Inc.
3.63%	02/15/32[3]	2,595,000	2,191,867
Primo Water Holdings, Inc.
4.38%	04/30/29[3]	2,942,000	2,570,678
Triton Water Holdings, Inc.
6.25%	04/01/29[3]	4,722,000	3,758,523
WarnerMedia Holdings, Inc.
5.14%	03/15/52[3]	5,935,000	4,821,950
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28[3]	3,054,000	2,817,510

			19,162,261

Consumer Products — 1.12%
Newell Brands, Inc.
4.88%	06/01/25	3,865,000	3,800,068
6.00%	04/01/46	1,560,000	1,276,907
Spectrum Brands, Inc.
5.00%	10/01/29[3]	550,000	482,625

			5,559,600

Diversified REITs — 2.58%
American Assets Trust LP
3.38%	02/01/31	3,431,000	2,758,064
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28	1,650,000	1,611,581
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29[3]	295,000	262,593
4.63%	06/15/25[3]	2,990,000	2,892,452
5.75%	02/01/27[3]	5,307,000	5,230,119

			12,754,809

Electric — 0.15%
Pike Corp.
5.50%	09/01/28[3]	850,000	744,651

Energy — 6.31%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[3]	531,000	512,415
Energy Transfer LP,
Series B
6.63%[4,5]		6,154,000	4,606,720
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	3,971,000	3,695,611

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 90

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Energy (continued)
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[3]	$2,173,000	$2,099,655
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[2]	524,000	401,411
7.69%	01/23/50[2]	425,000	300,237
Rockies Express Pipeline LLC
4.80%	05/15/30[3]	650,000	572,000
6.88%	04/15/40[3]	2,984,000	2,491,640
SM Energy Co.
6.50%	07/15/28	1,907,000	1,828,891
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	3,139,000	2,718,437
Transocean Titan Financing Ltd.
(Cayman Islands)
8.38%	02/01/28[2,3]	2,975,000	3,041,937
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	09/01/27	885,000	846,551
Valaris Ltd.,
Series 1145, PIK
(Bermuda)
8.25%	04/30/28[2,10]	111,000	112,765
Venture Global Calcasieu Pass LLC
3.88%	11/01/33[3]	550,000	462,787
4.13%	08/15/31[3]	4,007,000	3,523,517
6.25%	01/15/30[3]	4,000,000	4,045,000

			31,259,574

Entertainment — 0.87%
Cinemark USA, Inc.
5.25%	07/15/28[3]	3,655,000	3,199,039
WMG Acquisition Corp.
3.75%	12/01/29[3]	1,223,000	1,086,293

			4,285,332

Finance — 2.43%
American Express Co.,
Series D
3.55%[4,5]		2,150,000	1,797,938
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	2,083,000	1,764,472
Charles Schwab Corp. (The)
Series K
5.00%[4,5]		2,430,000	2,065,500
Citigroup, Inc.
2.52%	11/03/32[5]	120,000	97,969
2.56%	05/01/32[5]	1,670,000	1,386,622
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[3]	4,708,000	4,226,737
JPMorgan Chase & Co.,
Series KK
3.65%[4,5]		805,000	706,387

			12,045,625

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Food — 6.38%
B&G Foods, Inc.
5.25%	04/01/25	$1,150,000	$1,076,688
5.25%	09/15/27	290,000	250,043
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[3]	700,000	638,670
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[3]	1,287,000	797,747
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[2,3]	1,789,000	1,483,339
5.75%	04/01/33[2,3]	7,835,000	7,534,575
Nathan’s Famous, Inc.
6.63%	11/01/25[3]	372,000	367,815
Pilgrim’s Pride Corp.
3.50%	03/01/32	13,071,000	10,556,713
5.88%	09/30/27[3]	1,896,000	1,885,666
Post Holdings, Inc.
5.75%	03/01/27[3]	3,000,000	2,940,000
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[3]	4,974,000	4,044,004

			31,575,260

Gaming — 1.58%
Caesars Resort Collection LLC/CRC Finco, Inc.
5.75%	07/01/25[3]	4,375,000	4,411,954
CDI Escrow Issuer, Inc.
5.75%	04/01/30[3]	1,075,000	1,029,961
Penn Entertainment, Inc.
4.13%	07/01/29[3]	2,825,000	2,361,248

			7,803,163

Health Care — 16.32%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	2,579,000	2,559,657
180 Medical, Inc.
3.88%	10/15/29[3]	3,986,000	3,537,575
Amgen, Inc.
5.25%	03/02/33	1,300,000	1,336,045
Bausch Health Cos., Inc.
(Canada)
11.00%	09/30/28[2,3]	1,733,000	1,283,876
14.00%	10/15/30[2,3]	342,000	194,239
Cano Health LLC
6.25%	10/01/28[3]	4,067,000	2,247,018
Catalent Pharma Solutions, Inc.
3.50%	04/01/30[3]	3,667,000	3,225,970
5.00%	07/15/27[3]	1,921,000	1,877,777
Centene Corp.
2.45%	07/15/28	7,675,000	6,680,888
2.63%	08/01/31	2,500,000	2,026,475
3.00%	10/15/30	865,000	729,179
4.25%	12/15/27	8,170,000	7,879,638

See accompanying Notes to Financial Statements.

91 / Annual Report March 2023

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Embecta Corp.
6.75%	02/15/30[3]	$4,174,000	$3,804,751
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[2,3]	2,689,000	2,207,812
Grifols Escrow Issuer SA,
Series REGS
(Spain)
3.88%	10/15/28[2]	375,000	318,595
Medline Borrower LP
3.88%	04/01/29[3]	1,596,000	1,392,510
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[3]	2,300,000	1,975,219
ModivCare, Inc.
5.88%	11/15/25[3]	2,450,000	2,352,086
Molina Healthcare, Inc.
3.88%	11/15/30[3]	7,217,000	6,312,475
3.88%	05/15/32[3]	5,150,000	4,380,521
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31[3]	2,313,000	2,058,171
Prestige Brands, Inc.
3.75%	04/01/31[3]	1,646,000	1,396,614
Prime Healthcare Services, Inc.
7.25%	11/01/25[3]	4,053,000	3,607,170
Teleflex, Inc.
4.25%	06/01/28[3]	2,609,000	2,484,159
Tenet Healthcare Corp.
4.25%	06/01/29	2,568,000	2,325,607
4.63%	07/15/24	7,030,000	6,941,914
4.63%	09/01/24	963,000	952,851
4.88%	01/01/26	3,284,000	3,222,807
Teva Pharmaceutical Finance Netherlands III BV
(Netherlands)
8.13%	09/15/31[2]	1,450,000	1,527,953

			80,839,552

Industrials — 6.13%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[2,3]	4,430,000	3,497,017
Artera Services LLC
9.03%	12/04/25[3]	2,214,000	1,916,868
Ball Corp.
3.13%	09/15/31	3,154,000	2,613,731
6.88%	03/15/28	1,250,000	1,296,875
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36[1]	1,300,000	1,097,850
General Electric Co.,
Series D
8.20%[4,5]		1,430,000	1,429,923
Graham Packaging Co., Inc.
7.13%	08/15/28[3]	1,816,000	1,581,955
Graphic Packaging International LLC
4.13%	08/15/24	3,150,000	3,094,875

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Industrials (continued)
II-VI, Inc.
5.00%	12/15/29[3]	$622,000	$564,913
OT Merger Corp.
7.88%	10/15/29[3]	4,618,000	2,781,550
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group
Issuer, Inc.
4.38%	10/15/28[3]	1,698,000	1,488,276
Rolls-Royce PLC
(EMTN)
(United Kingdom)
1.63%	05/09/28[2]	400,000	362,175
TransDigm, Inc.
4.63%	01/15/29	1,150,000	1,023,546
6.25%	03/15/26[3]	4,400,000	4,411,000
6.75%	08/15/28[3]	2,650,000	2,678,174
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[2,3]	556,000	533,321

			30,372,049

Information Technology — 3.63%
Alteryx, Inc.
8.75%	03/15/28[3]	800,000	809,176
Booz Allen Hamilton, Inc.
4.00%	07/01/29[3]	2,816,000	2,547,651
Gen Digital, Inc.
6.75%	09/30/27[3]	500,000	503,246
MSCI, Inc.
3.63%	09/01/30[3]	2,020,000	1,757,824
3.63%	11/01/31[3]	1,190,000	1,020,258
NCR Corp.
5.13%	04/15/29[3]	3,717,000	3,230,164
5.25%	10/01/30[3]	4,479,000	3,660,596
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	1,300,000	1,340,625
Oracle Corp.
6.25%	11/09/32	1,300,000	1,397,468
Science Applications International Corp.
4.88%	04/01/28[3]	1,795,000	1,685,080

			17,952,088

Insurance — 1.79%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[3]	3,540,000	2,947,050
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27[3]	3,440,000	3,203,500
AssuredPartners, Inc.
5.63%	01/15/29[3]	3,117,000	2,697,249

			8,847,799

Materials — 4.65%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[3]	1,971,000	1,577,391
7.50%	09/30/29[3]	2,579,000	1,755,989

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 92

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Materials (continued)
ATI, Inc.
5.13%	10/01/31	$613,000	$560,895
Axalta Coating Systems, LLC
3.38%	02/15/29[3]	3,451,000	2,993,215
Clearwater Paper Corp.
4.75%	08/15/28[3]	2,671,000	2,401,756
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28[2,3]	3,224,000	2,581,712
International Flavors & Fragrances, Inc.
2.30%	11/01/30[3]	1,650,000	1,325,333
Olympus Water U.S. Holding Corp.
7.13%	10/01/27[3]	1,385,000	1,301,165
SCIH Salt Holdings, Inc.
4.88%	05/01/28[3]	272,000	243,130
SCIL IV LLC/SCIL USA Holdings LLC
5.38%	11/01/26[3]	1,189,000	1,095,143
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29[2,3]	4,120,000	3,425,038
Valvoline, Inc.
3.63%	06/15/31[3]	1,975,000	1,679,323
WR Grace Holdings, LLC
5.63%	08/15/29[3]	2,450,000	2,082,500

			23,022,590

Retail — 2.76%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29[3]	324,000	290,790
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[3]	4,369,000	3,595,822
FirstCash, Inc.
5.63%	01/01/30[3]	1,424,000	1,315,543
Michaels Cos., Inc. (The)
7.88%	05/01/29[3]	3,171,000	2,222,697
Papa John’s International, Inc.
3.88%	09/15/29[3]	2,400,000	2,065,604
Yum! Brands, Inc.
3.88%	11/01/23	4,215,000	4,164,947

			13,655,403

Services — 3.82%
ADT Security Corp. (The)
4.13%	06/15/23	169,000	168,595
Adtalem Global Education, Inc.
5.50%	03/01/28[3]	1,259,000	1,195,297
Block, Inc.
3.50%	06/01/31	1,030,000	847,175
Carriage Services, Inc.
4.25%	05/15/29[3]	2,100,000	1,731,087
HealthEquity, Inc.
4.50%	10/01/29[3]	1,380,000	1,235,858
Hertz Corp. (The)
5.00%	12/01/29[3]	4,176,000	3,479,527

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Services (continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27[3]	$300,000	$269,156
Upbound Group, Inc.
6.38%	02/15/29[3]	4,111,000	3,463,517
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[3]	668,000	632,686
Waste Pro USA, Inc.
5.50%	02/15/26[3]	6,420,000	5,910,814

			18,933,712

Specialized REITs — 0.60%
Blackstone Property Partners Europe Holdings SARL (EMTN)
(Luxembourg)
1.75%	03/12/29[2]	635,000	511,409
Iron Mountain, Inc.
5.25%	07/15/30[3]	677,000	614,432
5.63%	07/15/32[3]	2,035,000	1,863,551

			2,989,392

Transportation — 0.38%
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	643,922	644,068
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	1,266,957	1,258,114

			1,902,182

Total Corporates
(Cost $446,617,273)			414,257,759

Total Bonds — 92.90%
(Cost $496,439,285)			460,049,667

Issues		Shares	Value
COMMON STOCK — 0.90%

Communications — 0.66%
Intelsat Emergence SA2,8,9
(Luxembourg)		125,435	3,261,310

Electric — 0.00%
Homer City Holdings LLC†,8,9,11		502,908	—

Transportation — 0.24%
Hertz Global Holdings, Inc.[7]		75,000	1,221,750

Total Common Stock
(Cost $32,356,394)			4,483,060

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A†,2,7,8,9
(Luxembourg)		13,135	—

See accompanying Notes to Financial Statements.

93 / Annual Report March 2023

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues		Shares	Value
RIGHTS — 0.00% (continued)
Communications — 0.00% (continued)
Intelsat Jackson Holdings SA, Series B†,2,7,8,9
(Luxembourg)		13,135	$—

			—

Total Rights
(Cost $–)			—

WARRANT — 0.00%

Intelsat Jackson Holdings SA,[2,7,8,9]
(Luxembourg)		16	23

Entertainment — 0.00%

Cineworld Group PLC[2,7]
(United Kingdom)		288,340	9,804

Total Warrant
(Cost $60)			9,827

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 2.96%

Money Market Funds — 2.96%
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[12]		1,563,556	1,563,556
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[12]		13,071,000	13,071,000

Total Short-Term Investments
(Cost $14,634,556)			14,634,556

Total Investments - 96.76%
(Cost $543,430,295)			479,177,110

Cash and Other Assets, Less Liabilities - 3.24%			16,021,306

Net Assets - 100.00%			$495,198,416

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Perpetual security with no stated maturity date.
[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[9]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,261,333, which is 0.66% of total net assets.
[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.25% cash or 12.00% payment-in-kind interest.
[11]	Affiliated investment.
[12]	Represents the current yield as of March 31, 2023.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EMTN): Euro Medium-Term Note

(EUR): Euro

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PIK): Payment In Kind

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 512,477	EUR 485,000	Goldman Sachs International	04/13/23	$(14,835)
USD 3,685,042	EUR 3,407,000	Citibank N.A.	04/13/23	(19,191)

NET UNREALIZED DEPRECIATION				$(34,026)

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 94

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	61	06/30/23	$12,593,641	$136,213	$136,213
U.S. Treasury Five-Year Note	49	06/30/23	5,365,883	147,284	147,284

			17,959,524	283,497	283,497

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	111	06/21/23	(13,446,609)	(322,789)	(322,789)
Euro-Bobl Future	28	06/08/23	(3,585,980)	(87,208)	(87,208)
Euro-Bund Future	4	06/08/23	(590,333)	(21,406)	(21,406)

			(17,622,922)	(431,403)	(431,403)

TOTAL FUTURES CONTRACTS			$336,602	$(147,906)	$(147,906)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
Berry Global, Inc., 5.63%, due 07/15/27	5.00%	3Months	175	Credit Suisse First Boston International	12/20/23	$3,995	$98,716	$88,505	$10,211
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%3	Months	120	International	06/20/23	1,985	20,044	14,328	5,716

TOTAL							$118,760	$102,833	$15,927

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.

95 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BONDS – 107.53%

ASSET-BACKED SECURITIES — 4.90%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
5.95%	12/27/44[1,2]	$425,692	$419,135
AIG CLO Ltd.,
Series 2019-2A, Class BR
(LIBOR USD 3-Month plus 1.60%)
6.42%	10/25/33[1,2]	2,100,000	2,039,520
Allegro CLO VI Ltd.,
Series 2017-2A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
6.29%	01/17/31[1,2,3]	1,750,000	1,699,057
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
6.16%	02/25/35[1]	511,778	507,985
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
5.76%	02/25/30[1]	177	177
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
5.82%	10/27/36[1]	841,968	831,097
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.95%	10/25/34[1,2,3]	2,000,000	1,943,456
CIT Education Loan Trust,
Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
5.22%	03/25/42[1,2]	164,792	159,131
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.28%	03/15/52[2,4]	601,642	19,394
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
5.69%	04/15/29[1,2,3]	1,562,856	1,545,289
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[2,3]	223,110	215,676
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
6.01%	05/25/34[1,2]	39,220	39,196
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[2]	336,089	312,977
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[2]	603,915	540,146

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
6.03%	07/15/27[1,2,3]	$6,895	$6,892
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
5.85%	10/20/27[1,2,3]	393,017	391,969
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
5.36%	06/25/31[1]	445,837	430,881
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
5.47%	03/25/83[1]	1,257,998	1,222,415
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
5.47%	03/25/83[1]	1,128,669	1,097,322
Navient Student Loan Trust,
Series 2016-2A, Class A3
(LIBOR USD 1-Month plus 1.50%)
6.35%	06/25/65[1,2]	1,403,501	1,406,033
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
5.80%	11/25/48[1,2]	1,370,000	1,341,105
Neuberger Berman CLO XX Ltd.,
Series 2015-20A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
5.95%	07/15/34[1,2,3]	2,140,000	2,088,317
OCP CLO Ltd.,
Series 2020-19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
5.96%	10/20/34[1,2,3]	1,750,000	1,704,097
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
5.95%	07/15/36[1,2,3]	2,000,000	1,948,978
Progress Residential Trust,
Series 2021-SFR8, Class D
2.08%	10/17/38[2]	1,150,000	988,895
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
5.89%	04/20/34[1,2,3]	1,875,000	1,823,100

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 96

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)

Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.39%	10/15/32[1,2,3]	$2,100,000	$2,035,530
Rockford Tower CLO Ltd.,
Series 2019-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
6.02%	08/20/32[1,2,3]	2,000,000	1,958,734
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	2,031,894	1,834,181
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
5.15%	08/15/31[1]	89,168	77,993
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
6.47%	12/15/32[1]	160,239	160,356
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
5.29%	07/25/39[1]	110,871	103,491
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
4.98%	01/25/41[1]	779,994	742,022
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	01/25/83[1]	185,000	163,389
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	04/26/83[1]	185,000	172,091
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	04/25/73[1]	185,000	177,617
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/25/73[1]	2,235,000	2,089,491
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
5.92%	07/25/23[1]	1,401,393	1,365,072
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[1]	185,000	171,685
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[1]	185,000	171,793

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/75[1]	$185,000	$180,271
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
6.32%	04/25/23[1]	467,563	465,077
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/83[1]	1,885,000	1,861,295
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
5.60%	01/25/45[1,2]	2,127,744	2,044,225
SLM Student Loan Trust,
Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
6.05%	10/25/34[1]	344,108	344,120
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
5.50%	05/26/26[1]	484,194	465,259
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[2]	412,482	416,385
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	500,000	461,927
Velocity Commercial Capital Loan Trust,
Series 2019-1, Class A
3.76%	03/25/49[2,4]	1,899,431	1,785,569

Total Asset-Backed Securities
(Cost $45,813,582)			43,969,813

BANK LOANS — 1.09%*

Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	04/30/26[1]	169,042	168,478

Communications — 0.10%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.17%	03/15/27[1]	23,955	15,915
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.75%)
6.46%	02/01/27[1]	96,742	96,001
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.18%	04/15/27[1]	97,733	86,647

See accompanying Notes to Financial Statements.

97 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	05/01/28[1]	$46,643	$44,427
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.60%	04/11/25[1]	134,072	134,163
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.11%	03/31/31[1]	150,000	148,360
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	03/09/27[1]	400,395	327,505
(SOFR plus 4.25%)
9.06%	03/09/27[1]	63,313	50,397

			903,415

Consumer Discretionary — 0.03%
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.09%	01/24/29[1,3]	88,692	78,603
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[1]	11,129	8,533
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.48%	07/31/28[1]	72,187	69,886
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.91%	10/01/26[1]	84,498	83,818

			240,840

Entertainment — 0.10%
Alpha Topco Ltd. - Delta 2 (Lux) Sarl,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.05%	01/15/30[1]	11,946	11,966
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% - 14.80%	09/07/23[1,3]	255,382	259,416
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.41%	08/01/27[1]	619,771	607,323
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.60%	05/16/25[1]	19,930	19,797

			898,502

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Finance — 0.06%
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.46%	04/09/27[1]	$129,858	$126,071
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	10/23/28[1]	99,000	96,657
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
7.16%	11/06/28[1]	275,000	275,309

			498,037

Food — 0.02%
Froneri U.S., Inc.,
Term Loan B2, 1st Lien
(LIBOR plus 2.25%)
7.41%	01/29/27[1]	41,708	41,215
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
7.08%	08/03/25[1]	151,919	152,195

			193,410

Gaming — 0.05%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.81%	01/26/29[1]	59,957	59,167
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[1]	47,124	47,086
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
7.96%	04/13/29[1,3]	316,856	314,940

			421,193

Health Care — 0.10%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
6.98%	11/08/27[1]	217,132	217,251
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
6.51%	01/15/25[1]	52,744	52,832
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.36%	05/10/27[1]	90,544	88,155
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/05/28[1]	366,540	365,585

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 98

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	02/01/28[1]	$184,722	$182,798

			906,621

Industrials — 0.16%
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.94%	10/16/28[1]	49,881	41,817
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.06%	05/14/29[1]	19,114	19,133
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
6.51%	07/01/26[1]	896,675	894,716
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.84%	08/02/27[1]	310,791	299,807
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[1]	34,092	33,837
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.15%	08/24/28[1]	185,511	185,233

			1,474,543

Information Technology — 0.25%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.25%)
8.06%	12/06/27[1]	52,209	49,321
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.25%	02/15/29[1,3,7]	34,265	32,167
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[1,3]	227,064	226,715
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
7.37% - 7.64%	07/06/29[1]	46,695	46,229
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.86%	10/01/27[1]	197,975	189,561

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
NCR Corp.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
7.33%	08/28/26[1]	$197,262	$194,960
NortonLifeLock, Inc.,
Term Loan A, 1st Lien
(SOFR plus 2.00%)
6.58%	09/10/27[1]	194,403	190,515
Term Loan B, 1st Lien
(SOFR plus 2.10%)
6.91%	09/12/29[1]	158,488	157,120
Open Text Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.30%	08/24/29[1]	41,165	41,109
Oracle Corp.,
Term Loan 1, 1st Lien
(SOFR plus 1.60%)
6.46%	08/16/27[1]	556,429	553,647
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.52%	09/23/26[1]	99,456	99,275
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 3.25%)
7.99%	08/31/28[1,3]	22,300	21,847
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	04/24/28[1]	41,186	40,047
Renaissance Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.22%	03/14/30[1]	77,266	75,279
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	10/07/27[1]	88,619	87,733
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.99%	03/03/28[1]	228,235	192,532

			2,198,057

Insurance — 0.04%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.24%	02/15/27[1]	246,819	239,517
Asurion LLC,
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
7.99%	12/23/26[1]	60,506	56,292

See accompanying Notes to Financial Statements.

99 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Insurance (continued)
HUB International Ltd.,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
8.06%	04/25/25[1]	$85,439	$85,348

			381,157

Retail — 0.07%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.56%	04/20/28[1]	42,088	42,802
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.51%	03/15/28[1]	81,748	81,510
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	08/03/28[1]	469,063	464,829

			589,141

Services — 0.09%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.63%	01/29/27[1]	284,738	280,111
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[1]	19,638	19,454
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[1]	42,550	42,151
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	12/15/28[1]	95,786	94,418
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
8.61%	02/23/29[1]	27,454	26,962
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(LIBOR plus 2.25%)
6.99%	12/01/28[1,3]	194,109	192,977
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	11/02/27[1]	186,673	172,848

			828,921

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Transportation — 0.00%
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.56%	04/21/28[1]	$38,955	$38,765

Total Bank Loans
(Cost $9,763,476)			9,741,080

CORPORATES — 30.06%*
Banking — 6.48%
Bank of America Corp.
1.73%	07/22/27[4]	2,605,000	2,336,664
2.30%	07/21/32[4]	1,420,000	1,145,095
Bank of America Corp.
(GMTN)
3.59%	07/21/28[4]	860,000	809,160
Bank of America Corp.
(MTN)
1.92%	10/24/31[4]	1,135,000	907,674
2.09%	06/14/29[4]	2,355,000	2,027,881
2.55%	02/04/28[4]	160,000	145,854
3.09%	10/01/25[4]	93,000	89,547
3.82%	01/20/28[4]	605,000	578,610
3.97%	03/05/29[4]	1,540,000	1,461,244
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	1,120,000	1,010,500
Bank of New York Mellon Corp. (The)
(MTN)
3.44%	02/07/28[4]	2,110,000	2,021,947
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[2,3,4]	3,425,000	2,911,250
2.88%	04/02/32[3,4]	400,000	363,003
3.09%	05/14/32[2,3,4]	880,000	708,225
3.87%	01/12/29[2,3,4]	145,000	129,213
4.19%	04/01/31[2,3,4]	5,345,000	4,758,653
4.28%	01/09/28[2,3]	1,715,000	1,556,362
6.37%	07/15/26[2,3,4]	315,000	307,205
7.75%	03/01/29[3,4]	525,000	625,806
DNB Bank ASA
(Norway)
0.86%	09/30/25[2,3,4]	2,485,000	2,320,870
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	1,730,000	1,526,550
2.01%	09/22/28[3,4]	2,425,000	2,086,954
2.21%	08/17/29[3,4]	1,195,000	1,007,421
2.80%	05/24/32[3,4]	720,000	589,231
4.76%	06/09/28[3,4]	1,240,000	1,201,347
6.33%	03/09/44[3,4]	150,000	158,695
ING Groep NV
(Netherlands)
4.02%	03/28/28[3,4]	1,795,000	1,714,385
JPMorgan Chase & Co.
0.97%	06/23/25[4]	755,000	715,334
1.58%	04/22/27[4]	1,035,000	930,288

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 100

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
2.07%	06/01/29[4]	$30,000	$25,907
Lloyds Banking Group PLC
(United Kingdom)
4.72%	08/11/26[3,4]	3,020,000	2,955,208
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[2,3,4]	1,760,000	1,641,102
1.34%	01/12/27[2,3,4]	1,660,000	1,482,517
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	385,000	377,436
4.52%	06/25/24[3,4]	1,165,000	1,159,486
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[4]	590,000	583,004
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	1,575,000	1,489,368
1.53%	08/21/26[3,4]	155,000	138,417
1.67%	06/14/27[3,4]	435,000	379,071
2.47%	01/11/28[3,4]	1,245,000	1,096,838
4.80%	11/15/24[3,4]	1,730,000	1,706,445
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[2,3]	330,000	326,310
U.S. Bancorp
4.84%	02/01/34[4]	500,000	485,312
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	305,000	287,113
2.39%	06/02/28[4]	5,445,000	4,906,640
3.35%	03/02/33[4]	2,195,000	1,905,389
3.53%	03/24/28[4]	1,140,000	1,076,853

			58,167,384

Communications — 2.56%
AT&T, Inc.
2.55%	12/01/33	2,142,000	1,726,558
Cable One, Inc.
4.00%	11/15/30[2]	1,000,000	820,000
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32	825,000	629,273
2.80%	04/01/31	1,825,000	1,471,293
Cox Communications, Inc.
2.60%	06/15/31[2]	705,000	582,836
CSC Holdings LLC
4.50%	11/15/31[2]	500,000	360,065
5.38%	02/01/28[2]	275,000	225,557
6.50%	02/01/29[2]	674,000	560,375
7.50%	04/01/28[2]	90,000	57,456
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[2,8,9]	1,007,000	56,644
Fox Corp.
3.50%	04/08/30	1,500,000	1,372,152
Frontier Communications Holdings LLC
8.63%	03/15/31[2]	900,000	881,990

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[3]	$925,000	$826,191
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[2,3]	2,108,000	1,940,881
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24†,2,3,5,6,8,9	1,003,000	—
9.75%	07/15/25†,2,3,5,6,8,9	585,000	—
Meta Platforms, Inc.
3.85%	08/15/32	920,000	861,408
Netflix, Inc.
4.63%	05/15/29	720,000	799,643
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[2]	95,000	81,225
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[2]	750,000	590,713
SES SA
(Luxembourg)
3.60%	04/04/23[2,3]	1,500,000	1,500,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[2]	587,500	583,262
5.15%	03/20/28[2]	1,785,000	1,774,501
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31[2,3]	1,210,000	1,050,422
T-Mobile USA, Inc.
2.25%	02/15/26	700,000	653,334
2.55%	02/15/31	740,000	627,533
3.75%	04/15/27	2,275,000	2,188,284
3.88%	04/15/30	800,000	751,281

			22,972,877

Consumer Discretionary — 1.55%
Anheuser-Busch InBev Worldwide, Inc.
4.38%	04/15/38	725,000	689,121
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[2,3]	1,045,000	1,029,585
BAT Capital Corp.
2.73%	03/25/31	555,000	450,556
3.46%	09/06/29	1,570,000	1,389,275
3.56%	08/15/27	550,000	512,017
4.39%	08/15/37	830,000	677,952
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26[3]	330,000	300,506
Constellation Brands, Inc.
4.65%	11/15/28	1,000,000	999,777
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[2,3]	1,000,000	968,678

See accompanying Notes to Financial Statements.

101 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
6.13%	07/27/27[2,3]	$385,000	$395,230
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24[2,3]	1,650,000	1,538,452
Reynolds American, Inc.
5.70%	08/15/35	940,000	891,656
Triton Water Holdings, Inc.
6.25%	04/01/29[2]	300,000	238,788
WarnerMedia Holdings, Inc.
4.28%	03/15/32[2]	4,320,000	3,857,241

			13,938,834

Diversified REITs — 0.96%
American Tower Corp.
0.88%	05/21/29	515,000	450,752
1.00%	01/15/32	360,000	289,404
2.70%	04/15/31	230,000	193,046
5.65%	03/15/33	570,000	587,047
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28[3]	375,000	323,841
Digital Dutch Finco BV
(Netherlands)
1.25%	02/01/31[3]	1,185,000	961,264
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30	30,000	26,677
4.00%	01/15/31	200,000	174,761
5.38%	04/15/26	848,000	823,751
5.75%	06/01/28	1,465,000	1,430,888
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29[2]	1,695,000	1,508,796
4.50%	01/15/28[2]	605,000	561,045
4.63%	06/15/25[2]	60,000	58,043
5.75%	02/01/27[2]	540,000	532,177
Weyerhaeuser Co.
3.38%	03/09/33	810,000	712,608

			8,634,100

Electric — 1.92%
Alliant Energy Finance, LLC
3.60%	03/01/32[2]	1,625,000	1,448,268
Appalachian Power Co.,
Series H
5.95%	05/15/33	350,000	362,156
Appalachian Power Co.,
Series X
3.30%	06/01/27	410,000	387,811
Black Hills Corp.
5.95%	03/15/28	1,765,000	1,831,312
Duke Energy Corp.
2.65%	09/01/26	30,000	28,083
3.10%	06/15/28	1,030,000	1,068,379
4.30%	03/15/28	1,105,000	1,085,019
EVERSOURCE ENERGY
4.60%	07/01/27	1,295,000	1,297,294

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Exelon Corp.
2.75%	03/15/27	$1,325,000	$1,241,409
FirstEnergy Transmission LLC
2.87%	09/15/28[2]	853,000	770,591
ITC Holdings Corp.
4.95%	09/22/27[2]	2,190,000	2,206,527
Jersey Central Power & Light Co.
4.70%	04/01/24[2]	995,000	988,796
Metropolitan Edison Co.
4.00%	04/15/25[2]	770,000	735,328
4.30%	01/15/29[2]	550,000	528,629
Pennsylvania Electric Co.
5.15%	03/30/26[2]	500,000	502,508
Public Service Co. of New Mexico
3.85%	08/01/25	1,405,000	1,365,026
TenneT Holding BV
(EMTN)
(Netherlands)
4.50%	10/28/34[3]	1,200,000	1,401,733

			17,248,869

Energy — 1.08%
Boston Gas Co.
3.76%	03/16/32[2]	2,400,000	2,171,363
Enbridge, Inc.
(Canada)
5.70%	03/08/33[3]	260,000	270,565
Energy Transfer LP
3.75%	05/15/30	315,000	291,510
4.95%	05/15/28	750,000	743,649
Energy Transfer Operating LP
5.25%	04/15/29	1,145,000	1,143,168
Occidental Petroleum Corp.
0.00%	10/10/36[10]	444,000	229,770
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[3]	2,452,000	1,878,360
6.35%	02/12/48[3]	125,000	78,003
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30	525,000	468,353
Rockies Express Pipeline LLC
4.80%	05/15/30[2]	400,000	352,000
4.95%	07/15/29[2]	1,000,000	897,044
Sabine Pass Liquefaction LLC
4.50%	05/15/30	462,000	445,869
Venture Global Calcasieu Pass LLC
3.88%	08/15/29[2]	825,000	744,554

			9,714,208

Finance — 5.63%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	2,045,000	1,836,205
3.00%	10/29/28[3]	1,000,000	872,815
3.30%	01/30/32[3]	285,000	235,527

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 102

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Air Lease Corp.
3.25%	03/01/25	$820,000	$786,966
3.25%	10/01/29	525,000	460,683
3.63%	12/01/27	355,000	325,880
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	1,558,000	1,319,754
2.88%	02/15/25[2,3]	1,160,000	1,087,531
Capital One Financial Corp.
1.34%	12/06/24[4]	2,090,000	2,016,531
Cboe Global Markets, Inc.
3.00%	03/16/32	820,000	711,321
Citigroup, Inc.
2.52%	11/03/32[4]	3,285,000	2,681,884
2.56%	05/01/32[4]	785,000	651,795
2.57%	06/03/31[4]	1,305,000	1,101,801
3.52%	10/27/28[4]	1,505,000	1,407,967
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	405,000	377,140
Durrah MSN 35603
(Cayman Islands)
1.68%	01/22/25[3]	1,151,668	1,118,975
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	840,000	817,532
1.22%	12/06/23	2,090,000	2,031,701
2.38%	07/21/32[4]	1,020,000	831,770
2.65%	10/21/32[4]	3,160,000	2,613,142
3.75%	02/25/26	20,000	19,456
3.81%	04/23/29[4]	2,555,000	2,407,085
JPMorgan Chase & Co.
0.56%	02/16/25[4]	910,000	872,925
1.04%	02/04/27[4]	185,000	165,179
1.56%	12/10/25[4]	2,280,000	2,140,569
1.76%	11/19/31[4]	460,000	365,392
1.95%	02/04/32[4]	430,000	346,209
2.74%	10/15/30[4]	3,055,000	2,669,006
2.95%	02/24/28[4]	425,000	394,949
3.54%	05/01/28[4]	900,000	851,821
Morgan Stanley
2.48%	09/16/36[4]	620,000	469,049
2.63%	02/18/26[4]	860,000	816,916
2.95%	05/07/32[4]	415,000	411,502
Morgan Stanley
(GMTN)
1.51%	07/20/27[4]	1,710,000	1,518,725
2.70%	01/22/31[4]	1,570,000	1,352,535
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	4,790,000	4,475,867
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[2,3,4]	700,000	637,011
4.36%	08/01/24[2,3,4]	1,085,000	1,076,100

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
ORIX Corp.
(Japan)
5.00%	09/13/27[3]	$2,185,000	$2,186,093
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24[2,3]	40,000	39,644
Safina Ltd.
(Cayman Islands)
2.00%	12/30/23[3]	1,121,160	1,106,492
Sandalwood 2013 LLC
2.90%	07/10/25	787,541	770,663
TIAA FSB Holdings, Inc.
5.75%	07/02/25	1,150,000	1,098,718
UBS Group AG
(Switzerland)
1.36%	01/30/27[2,3,4]	1,000,000	879,053
Vonovia SE
(Georgia)
1.00%	06/16/33[3]	300,000	204,760

			50,562,639

Food — 0.44%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	02/02/29[2,3]	1,435,000	1,231,762
JBS USA LUX SA/JBS USA Food Co/JBS USA Finance, Inc.
(Canada)
3.00%	05/15/32[2,3]	1,185,000	938,353
Kraft Heinz Foods Co.
5.00%	07/15/35	103,000	102,666
5.00%	06/04/42	245,000	235,189
Pilgrim’s Pride Corp.
3.50%	03/01/32	925,000	747,070
5.88%	09/30/27[2]	65,000	64,646
Post Holdings, Inc.
5.75%	03/01/27[2]	600,000	588,000

			3,907,686

Health Care — 3.56%
AbbVie, Inc.
3.60%	05/14/25	1,152,000	1,130,487
3.85%	06/15/24	1,342,000	1,326,118
Aetna, Inc.
2.80%	06/15/23	50,000	49,774
3.50%	11/15/24	1,250,000	1,220,643
Alcon Finance Corp.
2.75%	09/23/26[2]	2,300,000	2,157,619
Amgen, Inc.
3.00%	02/22/29	500,000	460,164
5.25%	03/02/33	4,240,000	4,357,562
Bayer U.S. Finance II LLC
4.38%	12/15/28[2]	2,914,000	2,818,764
5.50%	08/15/25[2]	1,100,000	1,092,768
Bayer U.S. Finance LLC
3.38%	10/08/24[2]	1,020,000	993,222

See accompanying Notes to Financial Statements.

103 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
Baylor Scott & White Holdings
2.65%	11/15/26		$1,530,000	$1,411,918
Becton Dickinson & Co.
3.36%	06/06/24		589,000	578,326
Centene Corp.
3.00%	10/15/30		2,000,000	1,685,962
4.25%	12/15/27		445,000	429,185
CommonSpirit Health
2.78%	10/01/30		1,650,000	1,409,568
DENTSPLY SIRONA, Inc.
3.25%	06/01/30		1,540,000	1,362,156
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[3]	550,000	442,684
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28	[2,3]	1,068,000	876,885
HCA, Inc.
4.13%	06/15/29		1,145,000	1,076,094
5.25%	04/15/25		865,000	865,002
5.88%	02/15/26		2,530,000	2,569,974
5.88%	02/01/29		1,000,000	1,021,930
7.05%	12/01/27		80,000	84,860
Humana, Inc.
1.35%	02/03/27		955,000	840,438
3.85%	10/01/24		860,000	845,815
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31	[2]	355,000	315,889
Royalty Pharma PLC
(United Kingdom)
2.20%	09/02/30	[3]	675,000	547,669

				31,971,476

Health Care REITs — 0.44%
Healthcare Reality Holdings LP
3.50%	08/01/26		225,000	210,413
Healthcare Realty Holdings LP
3.63%	01/15/28		911,000	828,818
3.88%	05/01/25		1,255,000	1,212,230
Physicians Realty LP
3.95%	01/15/28		1,223,000	1,149,007
4.30%	03/15/27		590,000	570,341

				3,970,809

Hotel & Resort REITs — 0.07%
Host Hotels & Resorts LP,
Series H
3.38%	12/15/29		758,000	645,231

Industrial REITs — 0.16%
Prologis Euro Finance LLC
0.50%	02/16/32		625,000	476,803
0.63%	09/10/31		150,000	117,645
Prologis Euro Finance LLC
(EMTN)
1.00%	02/08/29		380,000	336,939

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Industrial REITs (continued)
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29	[3]	$555,000	$460,118

				1,391,505

Industrials — 1.28%
Amcor Finance USA, Inc.
3.63%	04/28/26		1,950,000	1,885,684
Artera Services LLC
9.03%	12/04/25	[2]	227,000	196,535
BAE Systems Holdings, Inc.
3.80%	10/07/24	[2]	630,000	621,090
Berry Global, Inc.
1.50%	01/15/27	[2]	690,000	670,169
1.65%	01/15/27		95,000	83,261
4.88%	07/15/26	[2]	1,055,000	1,029,374
Boeing Co. (The)
1.43%	02/04/24		1,300,000	1,256,767
Cellnex Finance Co. SA
(EMTN)
(Spain)
2.00%	09/15/32	[3]	700,000	591,213
Crane Holdings Co.
4.45%	12/15/23		1,130,000	1,130,428
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
5.19%	05/05/26	[1]	1,028,000	1,015,467
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36	[1]	1,115,000	941,617
Heathrow Funding Ltd.
(EMTN)
(United Kingdom)
1.88%	03/14/34	[3]	725,000	620,923
L3Harris Technologies, Inc.
3.85%	06/15/23		410,000	408,523
Rolls-Royce PLC
(EMTN)
(United Kingdom)
1.63%	05/09/28	[3]	230,000	208,251
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[2,3]	410,000	396,264
TransDigm, Inc.
6.75%	08/15/28	[2]	425,000	429,519

				11,485,085

Information Technology — 0.70%
Apple, Inc.
3.25%	02/23/26		20,000	19,575
Broadcom, Inc.
2.60%	02/15/33	[2]	1,017,000	798,365
NCR Corp.
5.13%	04/15/29	[2]	300,000	260,707

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 104

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Information Technology (continued)
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	$250,000	$257,813
Oracle Corp.
2.30%	03/25/28	1,000,000	895,264
2.88%	03/25/31	1,955,000	1,673,662
2.95%	04/01/30	1,855,000	1,638,562
VMware, Inc.
1.00%	08/15/24	815,000	768,381

			6,312,329

Insurance — 1.40%
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27[2]	90,000	83,813
Aon Corp.
4.50%	12/15/28	1,235,000	1,217,185
Athene Global Funding
1.99%	08/19/28[2]	2,555,000	2,074,228
3.21%	03/08/27[2]	530,000	487,707
Berkshire Hathaway Finance Corp.
2.88%	03/15/32	265,000	238,848
Brown & Brown, Inc.
4.20%	03/17/32	1,330,000	1,201,852
Equitable Financial Life Global Funding
1.30%	07/12/26[2]	1,190,000	1,053,623
Metropolitan Life Global Funding I
3.30%	03/21/29[2]	1,200,000	1,115,184
4.30%	08/25/29[2]	1,535,000	1,493,731
Nationwide Mutual Insurance Co.
7.16%	12/15/24[2,4]	1,212,000	1,207,352
New York Life Global Funding
3.00%	01/10/28[2]	50,000	46,811
Trinity Acquisition PLC
(United Kingdom)
4.40%	03/15/26[3]	1,385,000	1,366,270
Willis North America, Inc.
4.65%	06/15/27	1,025,000	1,010,124

			12,596,728

Materials — 0.24%
International Flavors & Fragrances, Inc.
1.23%	10/01/25[2]	950,000	850,903
2.30%	11/01/30[2]	1,135,000	911,668
Valvoline, Inc.
3.63%	06/15/31[2]	500,000	425,145

			2,187,716

Office REITs — 0.15%
Hudson Pacific Properties LP
3.25%	01/15/30	25,000	16,058
4.65%	04/01/29	1,065,000	748,459
Kilroy Realty LP
4.25%	08/15/29	721,000	607,993

			1,372,510

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Residential REITs — 0.14%
American Homes 4 Rent LP
3.63%	04/15/32	$1,030,000	$893,642
Invitation Homes Operating Partnership LP
2.00%	08/15/31	415,000	319,061
2.30%	11/15/28	69,000	57,954

			1,270,657

Retail — 0.33%
7-Eleven, Inc.
0.80%	02/10/24[2]	1,565,000	1,498,952
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[2,3]	640,000	603,637
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[2]	100,000	82,303
FirstCash, Inc.
5.63%	01/01/30[2]	415,000	383,392
Michaels Cos., Inc. (The)
5.25%	05/01/28[2]	405,000	337,960

			2,906,244

Services — 0.16%
Global Payments, Inc.
5.30%	08/15/29	1,240,000	1,226,655
Upbound Group, Inc.
6.38%	02/15/29[2]	100,000	84,250
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[2]	100,000	94,713

			1,405,618

Specialized REITs — 0.67%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32[3]	560,000	508,207
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28[3]	325,000	264,022
1.63%	04/20/30[3]	235,000	178,184
1.75%	03/12/29[3]	215,000	173,154
CubeSmart LP
2.25%	12/15/28	185,000	160,224
3.00%	02/15/30	220,000	191,032
4.38%	02/15/29	673,000	643,104
Extra Space Storage LP
3.90%	04/01/29	1,650,000	1,523,064
5.70%	04/01/28	220,000	221,623
Life Storage LP
2.20%	10/15/30	1,000,000	822,666
3.88%	12/15/27	915,000	866,532
Public Storage
0.50%	09/09/30	575,000	460,527

			6,012,339

See accompanying Notes to Financial Statements.

105 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Transportation — 0.14%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24[3]	$490,000	$461,965
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	349,449	354,881
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	247,453	245,725
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	229,709	216,528
Union Pacific Corp.
2.80%	02/14/32	5,000	4,403

			1,283,502

Total Corporates
(Cost $283,273,714)			269,958,346

MORTGAGE-BACKED — 24.04%**

Non-Agency Commercial Mortgage-Backed — 2.86%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL2, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.10%)
5.78%	05/15/36[1,2,3]	1,688,000	1,660,166
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[2,4]	1,095,000	983,832
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(CME Term SOFR 1-Month plus 1.03%)
5.86%	10/15/36[1,2]	1,998,310	1,976,231
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[2]	375,000	321,221
BXSC Commercial Mortgage Trust,
Series 2022-WSS, Class D
(CME Term SOFR 1-Month plus 3.19%)
8.02%	03/15/35[1,2]	1,550,000	1,503,320
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[2]	805,000	706,308
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[2]	715,000	578,156
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49	3,250,000	3,087,357
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49	1,000,000	941,896
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.06%	03/10/47[4]	17,786,972	90,301

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class E
(LIBOR USD 1-Month plus 2.15%)
6.83%	05/15/36[1,2]	$1,820,471	$1,755,259
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[2]	765,000	628,443
GPMT Ltd.,
Series 2021-FL4, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.70%)
6.45%	12/15/36[1,2,3]	2,380,000	2,264,252
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[2]	760,000	655,478
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[2,4]	765,000	648,104
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.56%	05/15/48[4]	20,359,188	193,009
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39[2]	740,000	653,089
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class A
(Ireland)
(3 month Euribor plus 0.75%)
3.43%	08/17/33[1,2,3]	2,340,318	2,440,608
Last Mile Securities PE 2021 DAC,
Series 2021-1A, Class A1
(Ireland)
(3 month Euribor plus 0.90%)
3.58%	08/17/31[1,2,3]	2,172,553	2,275,931
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40[2]	520,000	414,993
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[2]	960,000	791,087
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32[2,4]	560,000	542,094
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[2,4]	45,000	31,798
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.19%	02/15/48[4]	30,775,946	523,153

			25,666,086

Non-Agency Mortgage-Backed — 6.66%
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M5
(LIBOR USD 1-Month plus 1.02%)
5.87%	04/25/35[1]	2,242,435	2,179,574

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 106

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/23)
7.40%	10/25/27	$1,429	$1,421
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
5.82%	12/25/34[1]	330,881	300,581
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	3,534	3,507
Banc of America Funding Trust,
Series 2014-R6, Class 2A11
4.88%	07/26/36[2,4]	1,700,000	1,413,989
Bear Stearns ALT-A Trust,
Series 2004-12, Class 1M1
(LIBOR USD 1-Month plus 0.93%)
5.78%	01/25/35[1]	1,568,128	1,506,288
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
5.03%	05/25/36[1,2]	40,380	34,035
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[2,4]	2,385,657	2,093,598
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(LIBOR USD 1-Month plus 0.78%)
5.63%	01/25/36[1]	1,509,678	1,492,442
Countrywide Asset-Backed Certificates Trust,
Series 2005-7, Class MV5
(LIBOR USD 1-Month plus 1.13%)
5.97%	11/25/35[1]	4,220,000	4,076,584
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
3.91%	08/25/34[4]	52,151	45,573
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.68%	03/25/61[2,4]	3,526,828	3,553,279
Credit Suisse Mortgage Capital Trust,
Series 2022-ATH2, Class A1
4.55%	05/25/67[2,4]	1,859,984	1,802,172
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1 (STEP-reset date 05/25/23)
3.38%	12/25/32	464,330	432,218
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF4 (STEP-reset date 05/25/23)
3.04%	12/25/36	346,107	263,008
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
3.40%	04/25/37[1]	98,786	68,449
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A3
(LIBOR USD 1-Month plus 0.25%)
3.40%	04/25/37[1]	1,173,834	689,033

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M1
(SOFR30A plus 1.00%)
5.56%	12/25/41[1,2]	$1,094,320	$1,081,338
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.10%	09/25/34[4]	36,288	32,091
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA2, Class M1B
(SOFR30A plus 2.40%)
6.96%	02/25/42[1,2]	2,000,000	1,933,438
GCAT Trust,
Series 2021-NQM5, Class A1
1.26%	07/25/66[2,4]	4,244,112	3,360,143
GSAA Home Equity Trust,
Series 2005-9, Class M2
(LIBOR USD 1-Month plus 0.75%)
5.60%	08/25/35[1]	2,158,000	2,066,120
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
3.35%	08/25/34[4]	8,098	8,011
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 2.00%)
5.85%	10/25/37[1]	1,508,262	1,396,324
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
5.48%	11/25/35[1]	127,497	124,270
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
5.71%	09/25/34[1]	6,860	5,768
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
5.65%	11/25/34[1]	20,063	17,115
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.92%	06/25/37[4]	470,668	368,908
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	23,921	23,656
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A4
6.75%	02/25/28	6,368	6,299
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	40,837	41,265
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
5.14%	07/25/36[1]	810,693	805,081

See accompanying Notes to Financial Statements.

107 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.63%	05/25/37[4]	$102,093	$88,360
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.81%	01/25/34[4]	22,869	21,397
MASTR Adjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(LIBOR USD 1-Month plus 0.62%)
5.47%	09/25/37[1]	586,824	566,736
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.22%	10/25/32[4]	4,358	4,126
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
4.32%	10/25/32[4]	16,063	14,866
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.36%)
5.21%	06/25/37[1]	316,489	287,685
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.50%)
5.35%	06/25/37[1]	584,863	528,797
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	302,074	293,211
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
5.78%	07/25/34[1]	112,555	106,071
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE3, Class M5
(LIBOR USD 1-Month plus 1.04%)
5.88%	07/25/35[1]	3,561,390	3,420,570
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
5.07%	04/25/37[1]	1,009,355	1,001,798
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
5.52%	03/25/35[1]	1,348,482	1,323,567
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
5.29%	02/25/36[1]	92,661	92,555
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
5.33%	02/25/36[1]	309,548	301,373
Option One Mortgage Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.66%)
5.51%	05/25/35[1]	12,887	12,797

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 04/25/23)
2.95%	10/25/25[2]	$2,254,956	$2,203,969
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 04/25/23)
2.49%	11/25/26[2]	1,466,051	1,390,904
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 04/25/23)
1.79%	07/25/26[2]	1,884,922	1,745,916
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/23)
5.56%	06/25/27[2]	2,187,481	2,158,054
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
3.99%	10/25/35[2,4]	1,044,798	989,427
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31	15,201	13,562
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31	6,109	5,241
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.53%	12/25/34[4]	11,485	9,433
Saxon Asset Securities Trust,
Series 2007-1, Class A2D
(LIBOR USD 1-Month plus 0.24%)
5.09%	01/25/47[1]	4,598,217	4,129,255
Soundview Home Loan Trust,
Series 2005-OPT4, Class M1
(LIBOR USD 1-Month plus 0.69%)
5.54%	12/25/35[1]	4,500,000	3,663,619
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
4.14%	10/25/34[4]	615,603	569,917
Structured Asset Mortgage Investments II Trust,
Series 2005-AR1, Class A1
(LIBOR USD 1-Month plus 0.48%)
5.24%	04/19/35[1]	331,819	294,171
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
3.91%	02/25/36[1]	228,723	192,442
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
3.45%	05/25/36[4]	1,777,856	957,608
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 04/25/23)
2.12%	04/25/51[2]	1,262,691	1,156,478
VOLT XCVI LLC,
Series 2021-NPL5, Class A1 (STEP-reset date 04/25/23)
2.12%	03/27/51[2]	708,579	668,750

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 108

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month plus 1.56%)
6.41%	10/25/45[1]	$384,851	$361,320

			59,799,553

U.S. Agency Commercial Mortgage-Backed — 0.32%
Fannie Mae Pool AN2786
2.76%	09/01/36	47,014	41,325
Fannie Mae Pool BL6060
2.46%	04/01/40	1,160,000	848,701
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ42, Class A1
3.90%	07/25/29	2,033,998	2,005,250

			2,895,276

U.S. Agency Mortgage-Backed — 14.20%
Fannie Mae Pool 253974
7.00%	08/01/31	659	675
Fannie Mae Pool 527247
7.00%	09/01/26	4	4
Fannie Mae Pool 545191
7.00%	09/01/31	402	413
Fannie Mae Pool 545646
7.00%	09/01/26	3	3
Fannie Mae Pool 549740
6.50%	10/01/27	1,140	1,177
Fannie Mae Pool 630599
7.00%	05/01/32	2,039	2,085
Fannie Mae Pool 655928
7.00%	08/01/32	1,440	1,534
Fannie Mae Pool 735207
7.00%	04/01/34	625	646
Fannie Mae Pool 735861
6.50%	09/01/33	28,650	29,223
Fannie Mae Pool 764388
(LIBOR USD 6-Month plus 1.38%)
3.76%	03/01/34[1]	6,519	6,356
Fannie Mae Pool 776708
5.00%	05/01/34	62,662	64,054
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.56%)
3.81%	12/01/35[1]	2,736	2,680
Fannie Mae Pool 889184
5.50%	09/01/36	48,331	49,921
Fannie Mae Pool 890221
5.50%	12/01/33	68,598	71,272
Fannie Mae Pool 939419
(LIBOR USD 12-Month plus 1.27%)
2.64%	05/01/37[1]	19,614	19,130
Fannie Mae Pool AL0209
4.50%	05/01/41	190,777	192,568
Fannie Mae Pool CA1710
4.50%	05/01/48	7,987	7,945

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA1711
4.50%	05/01/48	$558,634	$555,660
Fannie Mae Pool CA2208
4.50%	08/01/48	7,348	7,309
Fannie Mae Pool FM2318
3.50%	09/01/49	932,470	877,175
Fannie Mae Pool FS1598
2.00%	04/01/52	3,106,535	2,567,320
Fannie Mae Pool FS2646
3.00%	06/01/52	3,478,507	3,126,315
Fannie Mae Pool MA1527
3.00%	08/01/33	12,802	12,224
Fannie Mae Pool MA1561
3.00%	09/01/33	719,449	686,956
Fannie Mae Pool MA1608
3.50%	10/01/33	623,038	606,621
Fannie Mae Pool MA3427
4.00%	07/01/33	6,243	6,179
Fannie Mae Pool MA3537
4.50%	12/01/48	501,424	498,754
Fannie Mae Pool MA3811
3.00%	10/01/49	423,169	375,314
Fannie Mae Pool MA4152
2.00%	10/01/40	2,415,727	2,066,083
Fannie Mae Pool MA4333
2.00%	05/01/41	669,845	572,679
Fannie Mae Pool MA4512
2.50%	01/01/52	2,150,332	1,857,202
Fannie Mae Pool MA4548
2.50%	02/01/52	2,613,932	2,253,251
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
4.96%	05/25/23[1]	5	5
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	72,833	75,789
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[1]	2,157	2,187
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
5.32%	07/25/37[1]	28,241	28,008
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
1.20%	11/25/36[1]	517,238	43,988
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	3,293	3,193
Fannie Mae REMICS,
Series 2018-43, Class CT
3.00%	06/25/48	190,632	176,726

See accompanying Notes to Financial Statements.

109 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47	$24,047	$23,447
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	143,133	140,250
Fannie Mae Trust,
Series 2003-W6, Class 5T (IO)
(-1.00 X LIBOR USD 1-Month plus 8.15%, 0.55% Cap)
0.55%	09/25/42[1]	6,264,062	103,549
Freddie Mac Gold Pool A25162
5.50%	05/01/34	57,522	59,713
Freddie Mac Gold Pool A33262
5.50%	02/01/35	23,371	24,228
Freddie Mac Gold Pool A68781
5.50%	10/01/37	3,079	3,195
Freddie Mac Gold Pool C03813
3.50%	04/01/42	496,950	476,595
Freddie Mac Gold Pool G01548
7.50%	07/01/32	159,774	171,296
Freddie Mac Gold Pool G01644
5.50%	02/01/34	34,854	36,039
Freddie Mac Gold Pool G02366
6.50%	10/01/36	30,025	32,253
Freddie Mac Gold Pool G08844
5.00%	10/01/48	144,369	146,242
Freddie Mac Gold Pool G15897
2.50%	09/01/31	17,646	16,743
Freddie Mac Gold Pool G16085
2.50%	02/01/32	1,106,865	1,046,183
Freddie Mac Gold Pool G16524
3.50%	05/01/33	38,099	37,175
Freddie Mac Gold Pool G16756
3.50%	01/01/34	651,561	635,910
Freddie Mac Gold Pool G18581
2.50%	01/01/31	17,101	16,206
Freddie Mac Pool SD7503
3.50%	08/01/49	2,578,667	2,437,097
Freddie Mac Pool SD8199
2.00%	03/01/52	1,684,100	1,391,652
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23[1]	616	616
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	12,731	12,949
Freddie Mac REMICS,
Series 3460, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
1.52%	06/15/38[1]	478,285	41,820
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
1.93%	04/15/42[1]	429,235	47,183

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae (TBA)
2.50%	04/20/53	$425,000	$374,050
2.50%	05/20/53	3,475,000	3,062,854
4.50%	04/20/53	4,425,000	4,360,210
5.00%	04/20/53	2,200,000	2,202,922
Ginnie Mae I Pool 782810
4.50%	11/15/39	345,088	345,662
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	07/20/34[1]	9,619	9,484
Ginnie Mae II Pool MA4454
5.00%	05/20/47	13,429	13,696
Ginnie Mae II Pool MA4511
4.00%	06/20/47	3,367	3,290
Ginnie Mae II Pool MA4588
4.50%	07/20/47	116,774	117,362
Ginnie Mae II Pool MA4589
5.00%	07/20/47	644,075	660,354
Ginnie Mae II Pool MA4838
4.00%	11/20/47	304,709	297,732
Ginnie Mae II Pool MA4901
4.00%	12/20/47	245,710	240,084
Ginnie Mae II Pool MA5399
4.50%	08/20/48	305,676	305,371
Ginnie Mae II Pool MA5530
5.00%	10/20/48	3,634	3,690
Ginnie Mae II Pool MA6030
3.50%	07/20/49	42,713	39,477
Ginnie Mae II Pool MA6080
3.00%	08/20/49	21,127	18,766
Ginnie Mae II Pool MA6209
3.00%	10/20/49	382,651	339,901
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
5.07%	11/26/23[1]	829	826
UMBS (TBA)
2.50%	05/01/53	5,975,000	5,156,709
3.00%	05/01/53	6,575,000	5,903,891
3.50%	05/01/53	375,000	348,578
4.00%	05/01/53	11,825,000	11,316,896
4.50%	04/15/53	13,850,000	13,569,915
4.50%	05/01/53	13,275,000	13,010,938
5.00%	05/01/53	22,600,000	22,537,320
5.50%	04/01/53	19,350,000	19,546,901

			127,535,844

Total Mortgage-Backed
(Cost $224,165,375)			215,896,759

MUNICIPAL BONDS — 0.97%*

California — 0.08%
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series G
2.19%	11/01/32	795,000	650,342

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 110

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)

California (continued)
Los Angeles Department of Water & Power Power System Revenue Bonds, Electric Light & Power Improvements, Series C
5.52%	07/01/27	$50,000	$52,174

			702,516

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series C
4.06%	10/01/31	280,000	268,753
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	245,000	226,097

			494,850

Massachusetts — 0.22%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	2,000,000	1,954,664

Michigan — 0.08%
University of Michigan Revenue Bonds, Series C
3.48%	04/01/33	750,000	686,747

New York — 0.54%
City of New York General Obligation, Public Improvements, Series 2
1.70%	03/01/29	250,000	214,865
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements
6.55%	11/15/31	25,000	26,714
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	1,465,000	1,505,257
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series F, Subseries F-3
5.13%	02/01/35	718,000	728,856
5.15%	02/01/36	718,000	727,434
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	590,000	510,731
New York State Dormitory Authority Revenue Bonds, Transit Improvements, Series F
3.03%	02/15/33	1,245,000	1,079,233
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series D
5.50%	03/15/30	70,000	72,048

			4,865,138

Pennsylvania — 0.00%
Pennsylvania Economic Development Financing Authority Revenue Bonds, University of Pittsburgh Medical Center, Series B
3.20%	11/15/27	40,000	37,203

Total Municipal Bonds
(Cost $9,407,453)			8,741,118

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 46.47%

U.S. Treasury Bonds — 1.48%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[11]	$6,431,234	$6,559,205
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds (WI)
1.13%	01/15/33[11]	6,729,078	6,717,674

			13,276,879

U.S. Treasury Notes — 44.99%
U.S. Treasury Notes
3.50%	02/15/33	35,309,000	35,366,929
3.63%	03/31/28	101,592,000	101,778,517
3.88%	03/31/25	78,920,000	78,687,247
4.00%	02/29/28	91,780,000	93,457,853
4.63%	02/28/25	52,559,000	53,073,298
4.63%	03/15/26	40,745,000	41,676,087

			404,039,931

Total U.S. Treasury Securities
(Cost $413,282,014)			417,316,810

Total Bonds — 107.53%
(Cost $985,705,614)			965,623,926

Issues		Shares	Value
COMMON STOCK — 0.04%

Communications — 0.04%
Intelsat Emergence SA3,5,6
(Luxembourg)		15,249	396,474

Electric — 0.00%
Homer City Holdings LLC†,[5,6]		8,014	—

Total Common Stock
(Cost $968,242)			396,474

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series
A†,3,5,6,8
(Luxembourg)		1,596	—
Intelsat Jackson Holdings SA, Series
B†,3,5,6,8
(Luxembourg)		1,596	—

			—

Total Rights
(Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.27%

Money Market Funds — 1.76%
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[12,13]		891,448	891,448

See accompanying Notes to Financial Statements.

111 / Annual Report March 2023

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[12]		14,906,000	$14,906,000

			15,797,448

U.S. Agency Discount Notes — 1.66%
Federal Home Loan Bank
4.98%[14]	06/21/23	$15,000,000	14,846,653

U.S. Treasury Bills — 0.85%
U.S. Treasury Bills
4.62%[14]	07/20/23	7,765,000	7,658,539

Total Short-Term Investments
(Cost $38,289,492)			38,302,640

Total Investments - 111.84%
(Cost $1,024,963,348)			1,004,323,040

Net unrealized appreciation on unfunded commitments - 0.00%			48
Liabilities in Excess of Other Assets - (11.84)%			(106,352,259)

Net Assets - 100.00%			$897,970,829

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,230,655, which is 0.25% of total net assets.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $3,952, at an interest rate of 8.33% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2023.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Represents the current yield as of March 31, 2023.
[13]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,528.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 15,456,835	EUR 14,294,000	Citibank N.A.	04/13/23	$(84,199)
USD 1,865,016	EUR 1,737,000	Goldman Sachs International	04/13/23	(23,523)
USD 516,427	GBP 423,000	Citibank N.A.	04/13/23	(6,732)

NET UNREALIZED DEPRECIATION				$(114,454)

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 112

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	1,280	06/30/23	$264,260,001	$3,024,183	$3,024,183
U.S. Treasury Five-Year Note	105	06/30/23	11,498,320	172,687	172,687
U.S. Treasury Ten-Year Ultra Bond	86	06/21/23	10,418,094	330,193	330,193

			286,176,415	3,527,063	3,527,063

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	74	06/21/23	(10,443,250)	(443,254)	(443,254)
Euro-Bobl Future	52	06/08/23	(6,659,678)	(87,881)	(87,881)
Euro-Bund Future	36	06/08/23	(5,313,001)	(114,166)	(114,166)

			(22,415,929)	(645,301)	(645,301)

TOTAL FUTURES CONTRACTS			$263,760,486	$2,881,762	$2,881,762

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$2,070	$20,902	$14,987	$5,915
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	1,155	28,540	25,588	2,952

TOTAL							$49,442	$40,575	$8,867

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.

113 / Annual Report March 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 107.00%
ASSET-BACKED SECURITIES — 4.70%**
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.39%	10/17/34[1,2,3]	$70,000	$68,056
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[3]	30,098	28,028
Madison Park Funding XXXIX Ltd.,
Series 2021-39A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.47%	10/22/34[1,2,3]	70,000	67,298
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
5.95%	07/15/36[1,2,3]	70,000	68,214
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	35,337	31,899
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	01/25/83[1]	20,000	17,664
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	04/26/83[1]	20,000	18,605
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/25/73[1]	35,000	32,721
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
5.92%	07/25/23[1]	23,915	23,295
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[1]	20,000	18,561
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[1]	20,000	18,572
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
6.32%	04/25/23[1]	14,847	14,712
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/75[1]	30,000	29,233

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
6.32%	04/25/23[1]	$10,959	$10,900
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/83[1]	15,000	14,811
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
4.99%	04/25/40[1,3]	23,862	22,823

Total Asset-Backed Securities
(Cost $501,063)			485,392

CORPORATES — 60.88%*

Banking — 9.49%
Bank of America Corp.
1.73%	07/22/27[5]	50,000	44,850
2.30%	07/21/32[5]	40,000	32,256
Bank of America Corp.
(MTN)
3.19%	07/23/30[5]	155,000	137,837
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[2,3,5]	45,000	38,250
2.59%	09/11/25[2,3,5]	15,000	13,941
3.09%	05/14/32[2,3,5]	25,000	20,120
4.19%	04/01/31[2,3,5]	30,000	26,709
6.37%	07/15/26[2,3,5]	5,000	4,876
6.54%	08/12/33[2,3,5]	40,000	41,000
DNB Bank ASA
(Norway)
1.13%	09/16/26[2,3,5]	15,000	13,471
Fifth Third Bancorp
2.55%	05/05/27	15,000	12,939
HSBC Holdings PLC
(United Kingdom)
2.21%	08/17/29[2,5]	95,000	80,088
JPMorgan Chase & Co.
1.58%	04/22/27[5]	240,000	215,719
Macquarie Group Ltd.
(Australia)
1.63%	09/23/27[2,3,5]	45,000	39,565
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[2,5]	30,000	29,411
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[5]	40,000	39,526
6.04%	10/28/33[5]	10,000	10,558
Santander UK Group Holdings PLC
(United Kingdom)
2.47%	01/11/28[2,5]	15,000	13,215
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[2,3]	35,000	34,609

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 114

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
U.S. Bancorp
4.84%	02/01/34[5]	$55,000	$53,384
Wells Fargo & Co.
(MTN)
3.35%	03/02/33[5]	90,000	78,125

			980,449

Communications — 4.28%
AT&T, Inc.
2.55%	12/01/33	89,000	71,739
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	100,000	76,276
Comcast Corp.
1.95%	01/15/31	10,000	8,326
Discovery Communications LLC
3.63%	05/15/30	35,000	31,129
Meta Platforms, Inc.
3.85%	08/15/32	10,000	9,363
SES SA
(Luxembourg)
3.60%	04/04/23[2,3]	15,000	15,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[3]	37,500	37,230
5.15%	03/20/28[3]	60,000	59,647
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29[2,3]	30,000	28,416
T-Mobile USA, Inc.
2.55%	02/15/31	79,000	66,993
Verizon Communications, Inc.
2.36%	03/15/32	31,000	25,463
Walt Disney Co. (The)
7.75%	01/20/24	12,000	12,244

			441,826

Consumer Discretionary — 3.45%
Anheuser-Busch InBev Worldwide, Inc.
3.50%	06/01/30	30,000	28,303
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28[2,3]	10,000	9,925
Church & Dwight Co., Inc.
5.60%	11/15/32	35,000	37,590
Constellation Brands, Inc.
2.88%	05/01/30	30,000	26,331
Hyatt Hotels Corp.
1.80%	10/01/24	35,000	33,138
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[2,3]	30,000	29,124
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[2,3]	30,000	23,706

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Consumer Discretionary (continued)
Kenvue, Inc.
4.90%	03/22/33[3]	$30,000	$31,014
Philip Morris International, Inc.
5.75%	11/17/32	30,000	31,507
Reynolds American, Inc.
5.70%	08/15/35	50,000	47,429
WarnerMedia Holdings, Inc.
4.28%	03/15/32[3]	65,000	58,037

			356,104

Diversified REITs — 2.41%
American Assets Trust LP
3.38%	02/01/31	25,000	20,097
American Tower Corp.
2.90%	01/15/30	15,000	13,073
5.65%	03/15/33	5,000	5,150
Crown Castle, Inc.
3.30%	07/01/30	25,000	22,558
Equinix, Inc.
3.90%	04/15/32	25,000	22,760
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	4,000	3,265
4.00%	01/15/30	20,000	17,785
5.30%	01/15/29	20,000	19,056
LXP Industrial Trust
2.38%	10/01/31	25,000	19,269
2.70%	09/15/30	25,000	20,338
VICI Properties LP
5.13%	05/15/32	25,000	23,699
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25[3]	50,000	48,369
Weyerhaeuser Co.
3.38%	03/09/33	15,000	13,196

			248,615

Electric — 4.75%
Alliant Energy Finance LLC
1.40%	03/15/26[3]	50,000	44,357
Ameren Corp.
3.50%	01/15/31	75,000	68,295
American Electric Power Co., Inc.
5.63%	03/01/33	10,000	10,373
Appalachian Power Co.,
Series X
3.30%	06/01/27	20,000	18,918
Arizona Public Service Co.
6.35%	12/15/32	20,000	21,812
Berkshire Hathaway Energy Co.
1.65%	05/15/31	25,000	20,061
Black Hills Corp.
4.35%	05/01/33	36,000	33,178
CenterPoint Energy Houston Electric LLC
4.95%	04/01/33	5,000	5,109
Duke Energy Corp.
2.55%	06/15/31	35,000	29,298

See accompanying Notes to Financial Statements.

115 / Annual Report March 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
EVERSOURCE ENERGY
4.60%	07/01/27	$15,000	$15,027
Exelon Corp.
5.30%	03/15/33	20,000	20,367
ITC Holdings Corp.
4.95%	09/22/27[3]	20,000	20,151
Jersey Central Power & Light Co.
2.75%	03/01/32[3]	35,000	29,598
Metropolitan Edison Co.
4.00%	04/15/25[3]	25,000	23,874
Narragansett Electric Co. (The)
3.40%	04/09/30[3]	35,000	32,088
Oklahoma Gas and Electric Co.
5.40%	01/15/33	25,000	25,918
Public Service Co. of New Mexico
3.85%	08/01/25	40,000	38,862
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28	15,000	14,530
Xcel Energy, Inc.
3.40%	06/01/30	20,000	18,278

			490,094

Energy — 2.86%
Aker BP ASA
(Norway)
3.10%	07/15/31[2,3]	35,000	29,657
CenterPoint Energy Resources Corp.
5.40%	03/01/33	25,000	25,868
Enbridge, Inc.
(Canada)
5.70%	03/08/33[2]	5,000	5,203
KeySpan Gas East Corp.
5.99%	03/06/33[3]	25,000	25,837
Kinder Morgan, Inc.
5.30%	12/01/34	30,000	29,476
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[2]	30,000	22,981
6.70%	02/16/32[2]	13,000	10,358
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31	10,000	8,355
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	30,000	29,713
Rockies Express Pipeline LLC
3.60%	05/15/25[3]	20,000	18,814
4.95%	07/15/29[3]	10,000	8,971
Sabine Pass Liquefaction LLC
4.50%	05/15/30	35,000	33,778
Southern Co. Gas Capital Corp.
5.15%	09/15/32	20,000	20,217
Southern Natural Gas Co. LLC
4.80%	03/15/47[3]	30,000	25,832

			295,060

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance — 6.97%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28[2]	$15,000	$13,092
3.88%	01/23/28[2]	16,000	14,831
Air Lease Corp.
3.63%	12/01/27	26,000	23,867
4.63%	10/01/28	15,000	14,282
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	21,000	17,789
2.75%	02/21/28[2,3]	10,000	8,355
4.38%	05/01/26[2,3]	5,000	4,697
Cboe Global Markets, Inc.
3.00%	03/16/32	20,000	17,349
Citigroup, Inc.
2.52%	11/03/32[5]	90,000	73,476
2.56%	05/01/32[5]	50,000	41,516
3.06%	01/25/33[5]	25,000	21,269
Discover Financial Services
6.70%	11/29/32	25,000	25,864
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27[5]	90,000	79,261
2.65%	10/21/32[5]	50,000	41,347
Intercontinental Exchange, Inc.
1.85%	09/15/32	25,000	19,777
JPMorgan Chase & Co.
1.76%	11/19/31[5]	100,000	79,433
Morgan Stanley
2.48%	09/16/36[5]	5,000	3,783
Morgan Stanley
(GMTN)
1.51%	07/20/27[5]	35,000	31,085
Morgan Stanley
(MTN)
1.79%	02/13/32[5]	5,000	3,928
1.93%	04/28/32[5]	130,000	103,014
Nationwide Building Society
(United Kingdom)
1.50%	10/13/26[2,3]	25,000	21,856
ORIX Corp.
(Japan)
4.00%	04/13/32[2]	25,000	23,033
Pipeline Funding Co. LLC
7.50%	01/15/30[3]	17,072	17,447
Raymond James Financial, Inc.
4.65%	04/01/30	20,000	19,816

			720,167

Food — 2.19%
General Mills, Inc.
4.95%	03/29/33	35,000	35,536
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31[2,3]	32,000	26,533

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 116

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Food (continued)
Kellogg Co.
5.25%	03/01/33	$30,000	$30,804
Kraft Heinz Foods Co.
5.00%	07/15/35	28,000	27,909
Mondelez International, Inc.
3.00%	03/17/32	30,000	26,432
Pilgrim’s Pride Corp.
3.50%	03/01/32	60,000	48,459
Smithfield Foods, Inc.
2.63%	09/13/31[3]	40,000	30,245

			225,918

Health Care — 9.21%
AbbVie, Inc.
4.50%	05/14/35	30,000	29,097
Alcon Finance Corp.
2.75%	09/23/26[3]	40,000	37,524
Amgen, Inc.
5.25%	03/02/33	50,000	51,386
Ascension Health,
Series B
2.53%	11/15/29	20,000	17,609
Banner Health
2.34%	01/01/30	10,000	8,663
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28	15,000	14,469
Baxter International, Inc.
3.95%	04/01/30	10,000	9,330
Bayer U.S. Finance II LLC
4.38%	12/15/28[3]	45,000	43,529
Becton Dickinson & Co.
3.70%	06/06/27	20,000	19,338
Centene Corp.
3.00%	10/15/30	50,000	42,149
Cigna Group (The)
2.40%	03/15/30	35,000	30,377
5.40%	03/15/33	30,000	31,168
CommonSpirit Health
2.78%	10/01/30	20,000	17,086
3.35%	10/01/29	50,000	45,059
CVS Health Corp.
3.25%	08/15/29	50,000	45,748
5.25%	02/21/33	25,000	25,485
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	35,000	30,958
Elanco Animal Health, Inc.
6.65%	08/28/28	15,000	14,205
Elevance Health, Inc.
5.50%	10/15/32	20,000	21,023
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[3]	20,000	17,385
HCA, Inc.
3.63%	03/15/32[3]	10,000	8,803
4.13%	06/15/29	65,000	61,088

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Humana, Inc.
3.70%	03/23/29	$10,000	$9,388
5.88%	03/01/33	25,000	26,918
Illumina, Inc.
2.55%	03/23/31	25,000	20,682
5.75%	12/13/27	15,000	15,378
Medtronic Global Holdings SCA
(Luxembourg)
4.50%	03/30/33[2]	30,000	30,042
Molina Healthcare, Inc.
3.88%	11/15/30[3]	30,000	26,240
PerkinElmer, Inc.
2.55%	03/15/31	35,000	28,922
Premier Health Partners,
Series G
2.91%	11/15/26	15,000	13,715
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26	20,000	18,676
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30	20,000	16,172
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27[2]	25,000	21,900
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30[2]	30,000	24,346
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31[2]	30,000	25,179
Universal Health Services, Inc.
1.65%	09/01/26	35,000	30,730
Zoetis, Inc.
5.60%	11/16/32	20,000	21,351

			951,118

Health Care REITs — 0.92%
Healthcare Reality Holdings LP
2.00%	03/15/31	50,000	39,074
3.10%	02/15/30	15,000	13,003
Healthcare Realty Holdings LP
3.88%	05/01/25	4,000	3,863
Physicians Realty LP
2.63%	11/01/31	5,000	3,944
4.30%	03/15/27	26,000	25,134
Ventas Realty LP
4.13%	01/15/26	10,000	9,709

			94,727

Hotel & Resort REITs — 0.25%
Host Hotels & Resorts LP,
Series I
3.50%	09/15/30	30,000	25,424

See accompanying Notes to Financial Statements.

117 / Annual Report March 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Industrial REITs — 0.04%
Rexford Industrial Realty LP
2.13%	12/01/30	$5,000	$4,028

Industrials — 1.74%
Amcor Finance USA, Inc.
3.63%	04/28/26	25,000	24,176
BAE Systems Holdings, Inc.
3.80%	10/07/24[3]	15,000	14,788
3.85%	12/15/25[3]	10,000	9,704
Berry Global, Inc.
1.57%	01/15/26	20,000	18,182
1.65%	01/15/27	20,000	17,529
Boeing Co. (The)
4.88%	05/01/25	15,000	14,977
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
5.19%	05/05/26[1]	10,000	9,878
Sealed Air Corp.
1.57%	10/15/26[3]	30,000	26,287
Sonoco Products Co.
3.13%	05/01/30	25,000	22,102
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26[2,3]	15,000	14,415
WRKCo, Inc.
3.00%	06/15/33	10,000	8,209

			180,247

Information Technology — 2.10%
Amazon.com, Inc.
3.60%	04/13/32	10,000	9,490
Broadcom, Inc.
2.60%	02/15/33[3]	10,000	7,850
3.42%	04/15/33[3]	35,000	29,314
Fidelity National Information Services, Inc.
5.10%	07/15/32	25,000	24,418
Fiserv, Inc.
2.65%	06/01/30	20,000	17,277
Micron Technology, Inc.
2.70%	04/15/32	15,000	12,013
Netflix, Inc.
3.63%	06/15/25[3]	20,000	19,437
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	17,000	17,531
Oracle Corp.
2.88%	03/25/31	70,000	59,926
6.25%	11/09/32	5,000	5,375
Take-Two Interactive Software, Inc.
4.00%	04/14/32	15,000	13,824

			216,455

Insurance — 4.39%
Aon Corp.
2.80%	05/15/30	25,000	22,112

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Insurance (continued)
Aon Corp./Aon Global Holdings PLC
2.60%	12/02/31	$10,000	$8,408
Arthur J Gallagher & Co.
5.75%	03/02/53	40,000	40,169
Athene Global Funding
1.61%	06/29/26[3]	5,000	4,349
(SOFR Index plus 0.70%)
5.46%	05/24/24[1,3]	30,000	29,729
Berkshire Hathaway Finance Corp.
2.88%	03/15/32	5,000	4,507
Brown & Brown, Inc.
2.38%	03/15/31	35,000	28,127
Equitable Financial Life Global Funding
1.30%	07/12/26[3]	25,000	22,135
Farmers Exchange Capital
7.05%	07/15/28[3]	5,000	5,220
Farmers Insurance Exchange
4.75%	11/01/57[3,5]	45,000	35,307
Marsh & McLennan Cos., Inc.
2.25%	11/15/30	30,000	25,344
Metropolitan Life Global Funding I
2.95%	04/09/30[3]	15,000	13,236
MMI Capital Trust I,
Series B
7.63%	12/15/27	50,000	53,289
Nationwide Mutual Insurance Co.
7.16%	12/15/24[3,5]	50,000	49,808
New York Life Insurance Co.
5.88%	05/15/33[3]	25,000	26,412
Progressive Corp. (The)
3.20%	03/26/30	10,000	9,207
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[3,5]	55,000	53,609
Willis North America, Inc.
2.95%	09/15/29	25,000	22,054

			453,022

Materials — 0.47%
Georgia-Pacific LLC
2.30%	04/30/30[3]	20,000	17,254
International Flavors & Fragrances, Inc.
2.30%	11/01/30[3]	30,000	24,097
3.27%	11/15/40[3]	10,000	7,130

			48,481

Office REITs — 1.01%
Hudson Pacific Properties LP
3.95%	11/01/27	75,000	51,545
Kilroy Realty LP
2.50%	11/15/32	40,000	25,415
3.05%	02/15/30	5,000	3,676
Piedmont Operating Partnership LP
2.75%	04/01/32	35,000	24,261

			104,897

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 118

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Residential REITs — 0.92%
American Homes 4 Rent LP
2.38%	07/15/31	$30,000	$23,943
Essex Portfolio LP
2.65%	03/15/32	10,000	8,182
Invitation Homes Operating Partnership LP
2.30%	11/15/28	45,000	37,796
Mid-America Apartments LP
1.70%	02/15/31	20,000	15,950
UDR, Inc.
(MTN)
4.40%	01/26/29	10,000	9,602

			95,473

Retail — 0.47%
Alimentation Couche-Tard, Inc.
(Canada)
2.95%	01/25/30[2,3]	35,000	30,740
Starbucks Corp.
2.55%	11/15/30	20,000	17,406

			48,146

Services — 0.99%
Global Payments, Inc.
5.30%	08/15/29	15,000	14,838
Moody’s Corp.
4.25%	08/08/32	30,000	28,912
Northwestern University
3.69%	12/01/38	20,000	17,990
RELX Capital, Inc.
3.00%	05/22/30	30,000	26,781
Republic Services, Inc.
2.90%	07/01/26	5,000	4,776
S&P Global, Inc.
2.90%	03/01/32	10,000	8,942

			102,239

Specialized REITs — 0.76%
CubeSmart LP
4.38%	02/15/29	15,000	14,334
Extra Space Storage LP
2.35%	03/15/32	10,000	7,870
3.90%	04/01/29	25,000	23,077
Life Storage LP
2.20%	10/15/30	40,000	32,906

			78,187

Transportation — 1.21%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	21,263	18,741
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	28,574	24,029
Norfolk Southern Corp.
3.00%	03/15/32	15,000	13,222

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	$2,576	$2,576
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	14,427	14,651
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	35,633	35,385
Union Pacific Corp.
2.89%	04/06/36	20,000	16,523

			125,127

Total Corporates
(Cost $6,935,610)			6,285,804

MORTGAGE-BACKED — 18.98%**
Non-Agency Commercial Mortgage-Backed — 2.58%
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class XA (IO)
0.78%	09/10/46[5]	6,932,126	7,828
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.94%	10/10/47[5]	557,626	5,671
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.02%	07/10/45[5]	6,059,347	61
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.93%	08/10/47[5]	569,627	5,112
Commercial Mortgage Trust,
Series 2014-UBS2, Class XA (IO)
1.06%	03/10/47[5]	779,624	3,958
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
1.05%	06/10/47[5]	1,739,122	12,779
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.83%	09/10/47[4,5,6]	1,984,219	17,558
CSMC Trust,
Series 2016-NXSR, Class XA (IO)
0.69%	12/15/49[5]	310,497	5,808
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[3,5]	375,000	2,113
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.46%	08/10/43[3,5]	2,431,568	2,048
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.00%	08/10/44[3,5]	225,003	2
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.45%	08/10/46[5]	4,000,512	9,066

See accompanying Notes to Financial Statements.

119 / Annual Report March 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.01%	04/10/47[5]	$2,244,395	$13,062
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.80%	09/15/47[5]	1,787,841	13,148
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.81%	11/15/47[5]	1,401,296	13,877
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class XB (IO)
1.45%	11/15/43[3,5]	597,694	7,054
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
0.95%	12/15/47[5]	1,760,735	19,296
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.00%	04/15/48[5]	655,379	8,853
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.17%	08/10/49[3,4,5,6]	304,960	124
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.07%	08/15/50[5]	260,407	2,035
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.01%	12/15/47[5]	4,324,674	60,753
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.60%	07/15/58[5]	2,058,713	21,691
WF-RBS Commercial Mortgage Trust,
Series 2014-C19, Class XA (IO)
0.96%	03/15/47[5]	5,405,180	27,657
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.24%	03/15/47[5]	1,192,067	6,599

			266,153

Non-Agency Mortgage-Backed — 3.56%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R11, Class M3
(LIBOR USD 1-Month plus 0.75%)
5.60%	01/25/36[1]	100,000	94,220
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
4.99%	09/26/36[1,3]	5,867	5,895
Bear Stearns ARM Trust,
Series 2004-1, Class 12A5
3.92%	04/25/34[5]	5,896	5,299
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A2
7.58%	06/15/30[5]	19,426	2,645

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[3,5]	$66,070	$57,277
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
6.20%	10/25/37[1,3]	1,642	1,636
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
5.48%	02/25/35[1]	37,630	34,743
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
5.75%	10/25/47[1]	18,612	16,783
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.05%	09/25/35[5]	9,494	8,783
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
5.17%	05/25/37[1]	8,478	8,428
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.48%)
5.33%	06/25/37[1]	70,478	60,524
JPMorgan Mortgage Trust,
Series 2005-A3, Class 2A1
3.58%	06/25/35[5]	482	478
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.44%)
5.29%	02/25/36[1]	3,774	3,642
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
3.93%	07/25/34[5]	10,381	9,529
Saxon Asset Securities Trust,
Series 2007-2, Class A2A
(LIBOR USD 1-Month plus 0.10%)
4.95%	05/25/47[1]	64,401	46,290
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
5.46%	03/19/34[1]	1,383	1,294
Wells Fargo Home Equity Trust Mortgage Pass-Through
Certificates,
Series 2004-1, Class 2A1
(LIBOR USD 1-Month plus 0.60%)
5.45%	04/25/34[1]	10,542	10,015

			367,481

U.S. Agency Commercial Mortgage-Backed — 0.34%
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.05%	04/25/36[5]	45,191	396

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 120

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.67%	01/25/39[5]	$302,162	$4,402
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43[5]	250,000	8,236
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.13%	02/16/53[5]	2,123,302	6,319
Ginnie Mae,
Series 2013-1, Class IO (IO)
0.58%	02/16/54[5]	488,603	5,513
Ginnie Mae,
Series 2013-125, Class IO (IO)
0.21%	10/16/54[5]	788,350	10,474

			35,340

U.S. Agency Mortgage-Backed — 12.50%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
1.15%	11/25/41[1]	63,867	5,178
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42	18,228	16,533
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
5.00%	10/25/42[1]	31,304	30,313
Freddie Mac Pool SD8189
2.50%	01/01/52	46,100	39,789
Freddie Mac Pool SD8199
2.00%	03/01/52	47,439	39,201
Freddie Mac REMICS,
Series 4064, Class TB
3.50%	06/15/42	98,618	93,965
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36	147,511	32,158
Ginnie Mae (TBA)
4.50%	04/20/53	50,000	49,268
5.00%	04/20/53	25,000	25,033
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
2.00%	10/20/33[1]	180,600	14,417
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	22,880	21,772
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48	2,366	2,247
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	19,796	18,590

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
UMBS (TBA)
2.50%	05/01/53	$100,000	$86,305
4.00%	05/01/53	150,000	143,555
4.50%	04/15/53	75,000	73,483
4.50%	05/01/53	150,000	147,016
5.00%	05/01/53	225,000	224,376
5.50%	04/01/53	225,000	227,290

			1,290,489

Total Mortgage-Backed
(Cost $3,265,732)			1,959,463

MUNICIPAL BONDS — 4.51%*

California — 0.60%
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50	10,000	7,039
San Francisco City & County Airport Commercial-San Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34	20,000	17,304
Santa Clara Valley Transportation Authority Revenue Bonds, Transit Improvements
5.88%	04/01/32	20,000	20,989
Santa Monica Community College District General Obligation Bonds
2.05%	08/01/33	20,000	16,076

			61,408

Florida — 0.13%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	15,000	13,843

Maryland — 0.12%
City of Baltimore Revenue Bonds, Series B
2.13%	07/01/33	15,000	11,962

Massachusetts — 0.24%
Massachusetts School Building Authority Revenue Bonds, Series A
2.50%	02/15/37	15,000	11,518
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	15,000	13,110

			24,628

Michigan — 0.22%
University of Michigan Revenue Bonds, Series C
3.44%	04/01/31	25,000	23,125

New York — 3.20%
City of New York General Obligation Bonds, Series D
1.92%	08/01/31	30,000	24,582
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	4,767

See accompanying Notes to Financial Statements.

121 / Annual Report March 2023

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.50%	11/01/33	$50,000	$40,602
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	100,000	77,637
New York State Dormitory Authority Revenue Bonds, School Improvements, Series F
2.96%	02/15/32	25,000	21,914
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	75,000	64,923
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	50,000	51,248
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series B
2.97%	03/15/34	15,000	12,788
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	15,000	11,734
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.59%	03/15/35	25,000	20,177

			330,372

Total Municipal Bonds
(Cost $562,038)			465,338

U.S. TREASURY SECURITIES — 17.93%
U.S. Treasury Bonds — 0.95%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[7]	73,725	75,192
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
(WI)
1.13%	01/15/33[7]	23,100	23,060

			98,252

U.S. Treasury Notes — 16.98%
U.S. Treasury Notes
3.50%	02/15/33	98,000	98,161
3.63%	03/31/28	269,000	269,494
3.88%	03/31/25	592,000	590,254
4.00%	02/29/28	214,000	217,912
4.63%	02/28/25	398,000	401,895
4.63%	03/15/26	172,000	175,930

			1,753,646

Total U.S. Treasury Securities
(Cost $1,847,691)			1,851,898

Total Bonds — 107.00%
(Cost $13,112,134)			11,047,895

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 2.76%
Money Market Funds — 2.76%
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[8]		20,923	$20,923
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[8]		264,000	264,000

Total Short-Term Investments
(Cost $284,923)			284,923

Total Investments - 109.76%
(Cost $13,397,057)			11,332,818

Liabilities in Excess of Other Assets - (9.76)%			(1,007,272)

Net Assets - 100.00%			$10,325,546

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $49,581, which is 0.48% of total net assets.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents the current yield as of March 31, 2023.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 122

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	16	06/30/23	$3,303,250	$29,109	$ 29,109
U.S. Treasury Five-Year Note	7	06/30/23	766,555	14,995	14,995

			4,069,805	44,104	44,104

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	11	06/21/23	(1,332,547)	(41,047)	(41,047)
U.S. Treasury Ultra Bond	1	06/21/23	(141,125)	(6,752)	(6,752)

			(1,473,672)	(47,799)	(47,799)

TOTAL FUTURES CONTRACTS			$2,596,133	$(3,695)	$(3,695)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	09/20/53	USD-SOFR- COMPOUND	Annual	3.00%	Annual	$16	$(361)	$—	$(361)
Interest Rate Swap[1]	09/20/53	USD-SOFR- COMPOUND	Annual	3.00%	Annual	52	(1,173)	—	(1,173)

TOTAL SWAPS CONTRACTS						$68	$(1,534)	$—	$(1,534)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

123 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 112.98%
ASSET-BACKED SECURITIES — 13.09%**
Access Group, Inc.,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
5.55%	07/25/56[1,2]	$915,886	$887,702
American Credit Acceptance Receivables Trust,
Series 2019-3, Class F
5.42%	05/12/26[1]	7,780,000	7,725,002
American Credit Acceptance Receivables Trust,
Series 2019-4, Class D
2.97%	12/12/25[1]	431,830	428,357
American Credit Acceptance Receivables Trust,
Series 2020-3, Class D
2.40%	06/15/26[1]	1,700,000	1,660,439
Americredit Automobile Receivables Trust,
Series 2019-1, Class D
3.62%	03/18/25	4,610,000	4,555,429
AmeriCredit Automobile Receivables Trust,
Series 2020-1, Class D
1.80%	12/18/25	6,065,000	5,828,465
AmeriCredit Automobile Receivables Trust,
Series 2020-3, Class D
1.49%	09/18/26	2,587,000	2,378,279
AMMC CLO XIII Ltd.,
Series 2013-13A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
5.87%	07/24/29[1,2,3]	3,824,254	3,797,675
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
5.76%	07/20/29[1,2,3]	1,925,938	1,913,131
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
5.30%	04/25/35[1,2]	93,479	88,868
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
5.76%	02/25/30[2]	674	674
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
5.82%	10/27/36[2]	4,148,533	4,094,967
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.59%	04/15/34[1,2,3]	450,000	449,132
Carmax Auto Owner Trust,
Series 2019-4, Class C
2.60%	09/15/25	3,270,000	3,192,627
Carvana Auto Receivables Trust,
Series 2021-N2, Class D
1.27%	03/10/28	5,211,027	4,949,069

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Carvana Auto Receivables Trust,
Series 2022-N1, Class N
4.60%	12/11/28[1]	$506,644	$506,179
CF Hippolyta Issuer, LLC,
Series 2020-1, Class A1
1.69%	07/15/60[1]	8,303,060	7,610,480
Drive Auto Receivables Trust,
Series 2021-2, Class C
0.87%	10/15/27	5,745,000	5,545,871
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
5.68%	11/15/28[1,2,3]	2,120,663	2,094,366
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
5.65%	04/26/32[1,2]	3,698,357	3,656,088
Exeter Automobile Receivables Trust,
Series 2021-3A, Class C
0.96%	10/15/26	11,395,000	10,907,297
Exeter Automobile Receivables Trust,
Series 2021-4A, Class C
1.46%	10/15/27	3,110,000	2,964,270
Flagship Credit Auto Trust,
Series 2019-4, Class D
3.12%	01/15/26[1]	2,967,000	2,870,960
GLS Auto Receivables Issuer Trust,
Series 2020-3A, Class D
2.27%	05/15/26[1]	4,000,000	3,896,384
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
5.41%	08/25/42[2]	1,332,489	1,220,815
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
5.91%	10/29/29[1,2,3]	3,231,022	3,207,856
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
6.01%	05/25/34[1,2]	35,927	35,904
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	2,846,726	2,650,962
JPMorgan Chase Bank N.A. - CACLN,
Series 2021-1, Class C
1.02%	09/25/28[1]	662,162	641,172
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
5.79%	03/20/30[1,2,3]	4,272,353	4,222,858

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 124

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Madison Park Funding XIX Ltd.,
Series 2015-19A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.92%)
5.74%	01/22/28[1,2,3]	$5,191,687	$5,141,224
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
5.82%	07/21/30[1,2,3]	10,497,840	10,395,486
Magnetite VII Ltd.,
Series 2012-7A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.59%	01/15/28[1,2,3]	4,620,193	4,582,076
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69[1]	974,692	851,714
Navient Private Education Refi Loan Trust,
Series 2021-FA, Class A
1.11%	02/18/70[1]	3,045,572	2,570,597
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
5.42%	11/26/40[2]	3,512,181	3,401,683
Navient Student Loan Trust,
Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
5.90%	12/27/66[1,2]	2,230,062	2,166,403
Nelnet Student Loan Trust,
Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
5.45%	06/25/41[1,2]	1,343,397	1,309,896
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
5.40%	07/25/46[1,2]	4,441,460	4,284,193
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.65%)
5.46%	10/20/34[1,2,3]	1,562,500	1,544,636
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
6.07%	11/20/30[1,2,3]	2,000,000	1,980,100
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.62%	04/21/34[1,2,3]	328,125	327,948
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.03%)
5.82%	04/18/31[1,2,3]	2,075,000	2,045,161

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.72%	05/20/29[1,2,3]	$1,111,215	$1,096,247
PHEAA Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
6.00%	09/25/65[1,2]	4,262,612	4,199,617
Progress Residential Trust,
Series 2020-SFR3, Class F
2.80%	10/17/27[1]	6,980,000	6,277,286
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class A
2.83%	10/25/52[1]	3,451,603	3,226,629
Reese Park CLO Ltd.,
Series 2020-1A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
5.69%	10/15/34[1,2,3]	1,741,667	1,718,938
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
6.00%	10/20/30[1,2,3]	1,750,000	1,733,634
Santander Bank Auto Credit-Linked Notes,
Series 2022-B, Class E
8.68%	08/16/32[1]	3,795,763	3,732,883
Santander Drive Auto Receivables Trust,
Series 2019-2, Class D
3.22%	07/15/25	2,269,561	2,257,562
Santander Drive Auto Receivables Trust,
Series 2020-4, Class D
1.48%	01/15/27	3,835,000	3,693,318
Santander Drive Auto Receivables Trust,
Series 2021-3, Class C
0.95%	09/15/27	2,010,000	1,952,337
Santander Drive Auto Receivables Trust,
Series 2021-3, Class D
1.33%	09/15/27	6,260,000	5,908,005
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	6,007,339	5,422,797
SLC Student Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
4.92%	05/15/29[2]	1,519,314	1,501,315
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
6.47%	07/25/22[2]	2,754,206	2,735,661
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
5.92%	07/25/23[2]	1,994,474	1,942,782

See accompanying Notes to Financial Statements.

125 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
5.55%	01/25/29[2]	$1,796,224	$1,732,870
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
5.40%	06/25/43[2]	2,042,399	1,975,881
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
5.45%	02/26/29[2]	3,262,205	3,137,595
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44[1]	5,000,000	4,755,825
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	2,900,000	2,679,179
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36[1]	9,959,247	9,732,903
Tricon American Homes Trust,
Series 2017-SFR2, Class B
3.28%	01/17/36[1]	9,017,000	8,825,021
Vantage Data Centers Issuer LLC,
Series 2019-1A, Class A2
3.19%	07/15/44[1]	5,389,691	5,200,515
Voya CLO,
Series 2017-2A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
5.77%	06/07/30[1,2,3]	8,001,584	7,932,642
World Omni Auto Receivables Trust,
Series 2021-D, Class B
1.52%	11/15/27	5,325,000	4,804,386

Total Asset-Backed Securities
(Cost $237,081,352)			232,758,223

BANK LOANS — 2.21%*
Automotive — 0.03%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	04/30/26[2]	507,125	505,433

Communications — 0.15%
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.75%)
6.46%	02/01/27[2]	241,855	240,003
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.18%	04/15/27[2]	244,333	216,617

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.32%	01/17/28[2]	$241,201	$224,016
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	05/01/28[2]	110,444	105,198
Intelsat Jackson Holdings SA,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
9.08%	02/01/29[2,3]	719,579	713,581
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	03/09/27[2]	1,462,632	1,196,367

			2,695,782

Consumer Discretionary — 0.27%
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.09%	01/24/29[2,3]	1,238,138	1,097,299
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[2]	38,558	29,561
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.48%	07/31/28[2]	2,227,508	2,156,518
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.91%	10/01/26[2]	1,551,256	1,538,776

			4,822,154

Entertainment — 0.04%
Alpha Topco Ltd. - Delta 2 (Lux) Sarl,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.05%	01/15/30[2]	29,788	29,838
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% -14.80%	09/07/23[2,3]	43,577	44,266
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.41%	08/01/27[2]	610,223	597,967
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.60%	05/16/25[2]	46,479	46,169

			718,240

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 126

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Finance — 0.13%
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.46%	04/09/27[2]	$440,259	$427,419
Jane Street Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
7.59%	01/26/28[2]	738,665	728,324
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	10/23/28[2]	732,980	715,631
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
7.16%	11/06/28[2]	515,000	515,579

			2,386,953

Food — 0.05%
Chobani LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.42%	10/25/27[2]	830,344	825,155

Gaming — 0.06%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.81%	01/26/29[2]	454,702	448,709
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
9.16%	04/26/28[2]	55,602	54,015
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
7.96%	04/13/29[2,3]	471,478	468,627

			971,351

Health Care — 0.23%
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.36%	05/10/27[2]	41,921	40,815
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
6.86%	12/30/26[2]	160,828	160,024
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
6.74%	11/15/27[2]	231,389	227,099
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
7.06%	05/22/26[2]	1,000,000	1,000,190

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/05/28[2]	$471,321	$470,093
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.75%	06/02/28[2]	910,474	911,230
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	02/01/28[2]	818,305	809,783
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29[2]	496,250	493,769

			4,113,003

Industrials — 0.29%
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.06%	05/14/29[2]	524,925	525,471
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
6.51%	07/01/26[2]	2,869,457	2,863,187
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.84%	08/02/27[2]	985,138	950,323
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[2]	142,923	141,851
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.15%	08/24/28[2]	642,700	641,736

			5,122,568

Information Technology — 0.56%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.25%)
8.06%	12/06/27[2]	125,662	118,711
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.25%	02/15/29[2,3,7]	2,498,639	2,345,597
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
8.47%	07/24/26[2]	487,519	458,268

See accompanying Notes to Financial Statements.

127 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[2,3]	$346,965	$346,433
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
7.37% - 7.64%	07/06/29[2]	151,271	149,758
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.72% - 8.99%	10/01/27[2]	643,418	616,072
NCR Corp.,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
7.33%	08/28/26[2]	443,840	438,661
NortonLifeLock, Inc.,
Term Loan A, 1st Lien
(SOFR plus 2.00%)
6.58%	09/10/27[2]	593,619	581,747
Term Loan B, 1st Lien
(SOFR plus 2.10%)
6.91%	09/12/29[2]	611,378	606,105
Open Text Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.30%	08/24/29[2]	102,646	102,507
Oracle Corp.,
Term Loan 1, 1st Lien
(SOFR plus 1.60%)
6.46%	08/16/27[2]	2,595,268	2,582,292
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.52%	09/23/26[2]	248,693	248,240
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	04/24/28[2]	606,644	589,861
Renaissance Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.22%	03/14/30[2]	79,972	77,916
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	10/07/27[2]	584,500	578,658
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.99%	03/03/28[2]	168,092	141,798

			9,982,624

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Insurance — 0.08%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.24%	02/15/27[2]	$459,454	$445,861
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28[2]	497,500	460,501
HUB International Ltd.,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
8.06%	04/25/25[2]	497,455	496,923

			1,403,285

Retail — 0.09%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.56%	04/20/28[2]	113,328	115,248
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
6.99%	02/19/28[2]	294,066	291,024
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.51%	03/15/28[2]	196,760	196,186
Whatabrands LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	08/03/28[2]	987,500	978,588

			1,581,046

Services — 0.22%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.63%	01/29/27[2]	155,854	153,321
Amentum Government Services Holdings, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.82% - 9.03%	02/15/29[2]	1,481,269	1,451,644
Corp. Service Co.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.16%	11/02/29[2]	478,750	478,527
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	266,607	264,108
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	577,649	572,234

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 128

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Services (continued)
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	12/15/28[2]	$542,345	$534,605
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
8.61%	02/23/29[2]	229,659	225,543
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(LIBOR plus 2.25%)
6.99%	12/01/28[2,3]	140,512	139,693
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	11/02/27[2]	169,540	156,984

			3,976,659

Transportation — 0.01%
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.56%	04/21/28[2]	127,977	127,353

Total Bank Loans
(Cost $39,440,102)			39,231,606

CORPORATES — 29.55%*

Banking — 9.27%
Bank of America Corp.
1.73%	07/22/27[5]	1,549,000	1,389,441
3.42%	12/20/28[5]	5,370,000	4,996,511
Bank of America Corp.
(GMTN)
3.59%	07/21/28[5]	2,680,000	2,521,568
Bank of America Corp.
(MTN)
0.98%	09/25/25[5]	15,840,000	14,800,865
1.32%	06/19/26[5]	7,263,000	6,654,345
2.55%	02/04/28[5]	4,275,000	3,897,026
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,5]	5,545,000	4,713,250
2.13%	10/13/26[3,5]	2,000,000	1,990,367
2.59%	09/11/25[1,3,5]	9,715,000	9,028,733
3.80%	06/09/23[3]	1,170,000	1,150,004
3.87%	01/12/29[1,3,5]	2,605,000	2,321,384
4.28%	01/09/28[1,3]	5,375,000	4,877,812
7.75%	03/01/29[3,5]	1,160,000	1,382,733
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,5]	8,340,000	7,789,156
HSBC Holdings PLC
(United Kingdom)
2.01%	09/22/28[3,5]	20,105,000	17,302,358
2.63%	11/07/25[3,5]	2,530,000	2,393,642

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,5]	$645,000	$624,174
JPMorgan Chase & Co.
2.18%	06/01/28[5]	879,000	788,066
4.02%	12/05/24[5]	19,520,000	19,335,188
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,5]	2,175,000	1,931,664
4.72%	08/11/26[3,5]	381,000	372,826
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,5]	5,880,000	5,482,772
1.34%	01/12/27[1,3,5]	3,425,000	3,058,807
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24[3,5]	13,000,000	12,822,996
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	1,000,000	988,818
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[5]	2,000,000	1,802,255
3.53%	03/24/28[5]	32,200,000	30,423,058

			164,839,819

Communications — 1.61%
AT&T, Inc.
2.30%	06/01/27	1,600,000	1,466,421
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.91%	07/23/25	1,720,000	1,702,549
Cox Communications, Inc.
3.15%	08/15/24[1]	1,199,000	1,168,667
7.63%	06/15/25	900,000	939,204
Frontier Communications Holdings LLC
8.63%	03/15/31[1]	12,000	11,760
Qwest Corp.
7.25%	09/15/25	4,665,000	4,338,450
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	4,820,000	4,820,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28[1]	1,035,000	1,028,912
T-Mobile USA, Inc.
2.25%	02/15/26	3,766,000	3,514,935
3.75%	04/15/27	6,325,000	6,083,911
3.88%	04/15/30	3,810,000	3,577,978

			28,652,787

Consumer Discretionary — 1.70%
BAT Capital Corp.
3.22%	08/15/24	2,140,000	2,079,747
3.56%	08/15/27	9,265,000	8,625,160

See accompanying Notes to Financial Statements.

129 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Consumer Discretionary (continued)
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	$1,106,000	$1,071,357
3.50%	07/26/26[1,3]	5,205,000	4,887,744
WarnerMedia Holdings, Inc.
3.76%	03/15/27[1]	14,400,000	13,571,794

			30,235,802

Diversified REITs — 1.14%
Digital Euro Finco LLC
2.63%	04/15/24	7,715,000	8,192,592
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	1,197,000	1,141,639
4.00%	01/15/30	1,750,000	1,556,152
5.30%	01/15/29	2,179,000	2,076,151
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29[1]	285,000	253,691
4.63%	06/15/25[1]	4,640,000	4,488,622
5.75%	02/01/27[1]	2,590,000	2,552,480

			20,261,327

Electric — 2.52%
Alliant Energy Finance LLC
1.40%	03/15/26[1]	6,540,000	5,801,840
American Electric Power Co., Inc.
2.03%	03/15/24	6,880,000	6,673,754
5.75%	11/01/27	865,000	900,206
Black Hills Corp.
5.95%	03/15/28	4,540,000	4,710,571
Duke Energy Corp.
4.30%	03/15/28	3,295,000	3,235,419
Eversource Energy
2.90%	03/01/27	6,425,000	6,007,666
ITC Holdings Corp.
4.95%	09/22/27[1]	5,460,000	5,501,204
Jersey Central Power & Light Co.
4.30%	01/15/26[1]	1,868,000	1,834,875
4.70%	04/01/24[1]	8,348,000	8,295,947
Metropolitan Edison Co.
4.00%	04/15/25[1]	1,467,000	1,400,944
Pennsylvania Electric Co.
4.15%	04/15/25[1]	500,000	484,384

			44,846,810

Energy — 0.76%
Energy Transfer LP
4.95%	05/15/28	1,150,000	1,140,262
5.95%	12/01/25	2,520,000	2,562,057
Petroleos Mexicanos
(Mexico)
6.70%	02/16/32[3]	6,259,000	4,986,936
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26	3,017,000	2,955,793
Southern Co. Gas Capital Corp.
3.88%	11/15/25	1,950,000	1,899,003

			13,544,051

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance — 3.99%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	$500,000	$448,950
Air Lease Corp.
3.38%	07/01/25	1,250,000	1,191,899
3.63%	04/01/27	4,835,000	4,481,217
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	5,905,000	5,002,019
2.75%	02/21/28[1,3]	1,350,000	1,127,930
3.25%	02/15/27[1,3]	2,350,000	2,096,990
Capital One Financial Corp.
2.64%	03/03/26[5]	2,685,000	2,489,948
Citigroup, Inc.
0.78%	10/30/24[5]	16,523,000	16,063,542
3.52%	10/27/28[5]	6,987,000	6,536,522
3.67%	07/24/28[5]	5,365,000	5,090,907
JPMorgan Chase & Co.
0.56%	02/16/25[5]	1,000,000	959,259
0.82%	06/01/25[5]	2,535,000	2,404,280
1.04%	02/04/27[5]	4,244,000	3,789,294
3.54%	05/01/28[5]	1,621,000	1,534,223
Morgan Stanley
0.73%	04/05/24[5]	7,760,000	7,756,141
0.99%	12/10/26[5]	5,000,000	4,459,986
Morgan Stanley
(GMTN)
1.51%	07/20/27[5]	4,685,000	4,160,950
UBS Group AG
(Switzerland)
1.36%	01/30/27[1,3,5]	730,000	641,708
4.70%	08/05/27[1,3,5]	685,000	657,820

			70,893,585

Food — 0.39%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	02/02/29[1,3]	5,590,000	4,798,293
5.13%	02/01/28[1,3]	2,205,000	2,136,557

			6,934,850

Health Care — 2.21%
Amgen, Inc.
5.15%	03/02/28	8,405,000	8,588,199
Bayer U.S. Finance II LLC
2.85%	04/15/25[1]	4,665,000	4,419,237
HCA, Inc.
3.13%	03/15/27[1]	2,510,000	2,335,068
5.38%	02/01/25	2,345,000	2,346,195
5.38%	09/01/26	2,520,000	2,536,960
5.88%	02/15/26	3,980,000	4,042,884
HCA, Inc.
(MTN)
7.58%	09/15/25	1,100,000	1,144,216

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 130

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
Humana, Inc.
5.70%	03/13/26	$6,020,000	$6,055,647
Illumina, Inc.
5.75%	12/13/27	2,275,000	2,332,366
Premier Health Partners,
Series G
2.91%	11/15/26	3,500,000	3,200,187
Tenet Healthcare Corp.
4.63%	09/01/24	2,321,000	2,296,540

			39,297,499

Health Care REITs — 0.22%
Physicians Realty LP
4.30%	03/15/27	3,995,000	3,861,885

Industrials — 1.30%
Amcor Flexibles North America, Inc.
4.00%	05/17/25	6,125,000	6,010,998
Artera Services LLC
9.03%	12/04/25[1]	2,500,000	2,164,485
BAE Systems Holdings, Inc.
3.85%	12/15/25[1]	2,910,000	2,824,036
Berry Global, Inc.
1.65%	01/15/27	2,000,000	1,752,857
4.88%	07/15/26[1]	1,365,000	1,331,844
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
5.19%	05/05/26[2]	7,235,000	7,146,796
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36[2]	2,182,000	1,842,699

			23,073,715

Information Technology — 1.02%
Netflix, Inc.
3.63%	06/15/25[1]	3,207,000	3,116,803
Oracle Corp.
2.80%	04/01/27	9,385,000	8,727,021
VMware, Inc.
1.00%	08/15/24	6,690,000	6,307,322

			18,151,146

Insurance — 1.88%
Aon Corp.
4.50%	12/15/28	2,442,000	2,406,775
Athene Global Funding
2.51%	03/08/24[1]	2,935,000	2,850,234
(SOFR Index plus 0.70%)
5.46%	05/24/24[1,2]	5,005,000	4,959,803
Farmers Insurance Exchange
8.63%	05/01/24[1]	5,000,000	5,121,608
MMI Capital Trust I,
Series B
7.63%	12/15/27	2,000,000	2,131,565
Nationwide Mutual Insurance Co.
7.16%	12/15/24[1,5]	5,550,000	5,528,715

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[1,5]	$2,800,000	$2,729,212
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23[3]	3,410,000	3,398,720
Willis North America, Inc.
4.65%	06/15/27	4,345,000	4,281,940

			33,408,572

Materials — 0.20%
International Flavors & Fragrances, Inc.
1.83%	10/15/27[1]	4,215,000	3,575,583

Office REITs — 0.07%
Hudson Pacific Properties LP
5.95%	02/15/28	1,530,000	1,183,931

Retail — 0.07%
Alimentation Couche-Tard, Inc.
(Canada)
3.55%	07/26/27[1,3]	1,425,000	1,344,035

Retail REITs — 0.11%
Federal Realty Investment Trust
7.48%	08/15/26	1,850,000	1,954,209

Services — 0.46%
Global Payments, Inc.
2.15%	01/15/27	9,201,000	8,152,490

Specialized REITs — 0.57%
Extra Space Storage LP
5.70%	04/01/28	3,745,000	3,772,622
Life Storage LP
3.88%	12/15/27	6,745,000	6,387,715

			10,160,337

Transportation — 0.06%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	1,335,309	1,176,932

Total Corporates
(Cost $542,347,674)			525,549,365

MORTGAGE-BACKED — 53.02%**
Non-Agency Commercial Mortgage-Backed — 9.70%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL3, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.07%)
5.75%	08/15/34[1,2,3]	5,000,000	4,904,034
Ashford Hospitality Trust,
Series 2018-KEYS, Class A
(LIBOR USD 1-Month plus 1.00%)
5.69%	06/15/35[1,2]	2,575,000	2,496,964
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60	4,387,787	4,296,381

See accompanying Notes to Financial Statements.

131 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Benchmark Mortgage Trust,
Series 2020-B17, Class A2
2.21%	03/15/53		$7,590,000	$6,893,972
BX Commercial Mortgage Trust,
Series 2020-VKNG, Class A
(CME Term SOFR 1-Month plus 1.04%)
5.87%	10/15/37	[1,2]	4,719,596	4,607,655
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(LIBOR USD 1-Month plus 0.92%)
5.61%	12/15/38[1,2]		4,245,000	4,097,523
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A
(LIBOR USD 1-Month plus 0.65%)
5.34%	05/15/38[1,2]		5,354,000	5,143,266
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58		1,452,851	1,399,664
Cold Storage Trust,
Series 2020-ICE5, Class A
(LIBOR USD 1-Month plus 0.90%)
5.58%	11/15/37[1,2]		8,456,667	8,248,743
Commercial Mortgage Trust,
Series 2014-CR15, Class ASB
3.60%	02/10/47		1,258,674	1,250,032
Commercial Mortgage Trust,
Series 2014-CR20, Class A3
3.33%	11/10/47		5,765,052	5,566,835
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50		4,323,875	4,166,193
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49		139,757	135,384
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
5.66%	05/15/36[1,2]		11,067,266	10,951,549
DBGS Mortgage Trust,
Series 2018-BIOD, Class A
(LIBOR USD 1-Month plus 0.80%)
5.49%	05/15/35[1,2]		9,082,801	8,931,092
Great Wolf Trust,
Series 2019-WOLF, Class A
(CME Term SOFR 1-Month plus 1.15%)
5.98%	12/15/36[1,2]		9,584,000	9,370,732
GS Mortgage Securities Corp. Trust,
Series 2019-70P, Class A
(LIBOR USD 1-Month plus 1.00%)
5.68%	10/15/36[1,2]		10,000,000	9,486,239
GS Mortgage Securities Corp. Trust,
Series 2022-SHIP, Class A
(CME Term SOFR 1-Month plus 0.73%)
5.56%	08/15/36[1,2]		3,448,000	3,407,133

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS
5.16%	08/10/44[1,5]	$2,950,215	$2,912,214
GS Mortgage Securities Trust,
Series 2018-GS10, Class A1
3.20%	07/10/51	361,077	359,964
GS Mortgage Securities Trust,
Series 2018-GS9, Class A2
3.84%	03/10/51	825,232	807,458
Houston Galleria Mall Trust,
Series 2015-HGLR, Class A1A1
3.09%	03/05/37[1]	3,750,000	3,479,404
Independence Plaza Trust,
Series 2018-INDP, Class A
3.76%	07/10/35[1]	3,294,364	3,109,640
Independence Plaza Trust,
Series 2018-INDP, Class B
3.91%	07/10/35[1]	10,000,000	9,403,902
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48[1]	296,534	296,050
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
1.26%	04/15/46[5]	10,073,366	52,153
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2014-C20, Class A4A2
3.54%	07/15/47[1]	3,036,825	2,928,818
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-MHC, Class A
(LIBOR USD 1-Month plus 0.80%)
5.48%	04/15/38[1,2]	4,932,362	4,790,244
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class A
(CME Term SOFR 1-Month plus 0.66%)
5.49%	12/15/37[1,2]	2,556,338	2,480,306
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
6.47%	11/15/35[1,2]	7,661,373	7,672,074
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.66%	10/15/46[5]	30,762,479	20,364
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.85%	03/15/48[5]	32,514,781	379,264
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30[1,5]	4,915,887	4,903,897
One New York Plaza Trust,
Series 2020-1NYP, Class A
(LIBOR USD 1-Month plus 0.95%)
5.63%	01/15/36[1,2]	3,240,000	3,109,426
SMRT,
Series 2022-MINI, Class A
(CME Term SOFR 1-Month plus 1.00%)
5.83%	01/15/39[1,2]	2,885,000	2,792,951

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 132

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
SREIT Trust,
Series 2021-MFP2, Class A
(LIBOR USD 1-Month plus 0.82%)
5.51%	11/15/36[1,2]	$3,640,000	$3,499,803
UBS Commercial Mortgage Trust,
Series 2018-C11, Class A2
3.99%	06/15/51	159,496	158,786
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A2
4.15%	08/15/51	9,002,661	8,958,750
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.55%	08/15/50	6,547,457	6,404,658
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
5.56%	12/15/34[1,2]	6,300,000	5,939,486
Westfield Galleria at Roseville
3.25%	03/29/25[4,6]	2,700,000	2,685,960

			172,498,963

Non-Agency Mortgage-Backed — 16.04%
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
5.07%	02/25/37[2]	1,292,460	1,280,029
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2D
(LIBOR USD 1-Month plus 0.48%)
5.33%	04/25/36[2]	6,535,075	5,785,271
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R1, Class M3
(LIBOR USD 1-Month plus 0.80%)
5.64%	03/25/35[2]	307,745	307,493
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
5.55%	11/25/35[2]	7,911,547	7,749,726
Amresco Residential Securities Corp. Mortgage Loan Trust, Series 1998-1, Class A5 (STEP-reset date 05/25/23)
7.40%	10/25/27	594	590
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
5.58%	10/25/35[2]	5,295,715	5,146,385
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A5
(LIBOR USD 1-Month plus 0.54%)
2.93%	03/25/36[2]	2,392,071	2,280,171
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	3,242,888	3,114,104

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust,
Series 2004-10, Class M1
(LIBOR USD 1-Month plus 0.90%)
5.75%	09/25/34[2]		$1,543,080	$1,529,874
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
5.60%	03/25/35[2]		841,661	834,340
Bear Stearns ARM Trust,
Series 2004-3, Class 4A
3.88%	07/25/34[5]		201,551	187,146
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.16%)
5.01%	03/25/37[2]		4,455,061	4,103,765
Chase Funding Trust,
Series 2002-2, Class 2A1
(LIBOR USD 1-Month plus 0.50%)
5.35%	05/25/32[2]		1,359,252	1,328,220
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
4.12%	02/25/37[5]		2,695,207	2,535,539
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
4.14%	06/25/35[5]		450,995	427,907
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
5.03%	05/25/36[1,2]		400,137	337,266
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[1,5]		7,389,571	6,484,919
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67[1,5]		5,590,862	5,467,436
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
6.20%	10/25/37[1,2]		3,127,054	3,115,605
Citigroup Mortgage Loan Trust,
Series 2006-AMC1, Class A1
(LIBOR USD 1-Month plus 0.29%)
5.14%	09/25/36[1,2]		6,698,865	6,408,450
Countrywide Asset-Backed Certificates Trust,
Series 2006-14, Class 2A3
(LIBOR USD 1-Month plus 0.48%)
5.33%	02/25/37[2]		2,598,608	2,431,496
Countrywide Asset-Backed Certificates Trust,
Series 2006-4, Class M1
(LIBOR USD 1-Month plus 0.53%)
5.37%	07/25/36[2]		3,948,710	3,866,180
Countrywide Asset-Backed Certificates Trust,
Series 2007-7, Class 1A
(LIBOR USD 1-Month plus 0.20%)
5.05%	10/25/47	[2]	7,873,212	7,505,106

See accompanying Notes to Financial Statements.

133 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
3.91%	08/25/34[5]	$7,142	$6,242
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR1, Class 5A1
4.08%	02/25/34[5]	266,555	249,829
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.68%	03/25/61[1,5]	8,138,834	8,199,876
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
3.03%	04/25/37[2]	938,059	907,739
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
3.40%	04/25/37[2]	1,980,916	1,372,576
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.42%)
5.18%	03/19/45[2]	249,927	233,150
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1
(SOFR30A plus 2.10%)
6.66%	03/25/42[1,2]	5,018,827	5,009,290
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
5.85%	08/25/34[2]	409,610	381,593
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
5.63%	09/25/35[2]	1,975,217	1,953,383
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
5.11%	08/25/36[2]	2,549,785	2,541,228
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.10%	09/25/34[5]	1,339	1,184
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA6, Class M1A
(SOFR30A plus 2.15%)
6.71%	09/25/42[1,2]	1,982,549	1,992,445
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(LIBOR USD 1-Month plus 0.66%)
5.51%	01/25/36[2]	13,152,103	12,182,568
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
5.06%	06/25/30[2]	58,461	54,041
GSAMP Trust,
Series 2005-HE4, Class M3
(LIBOR USD 1-Month plus 0.78%)
5.63%	07/25/45[2]	1,656,587	1,608,505

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAMP Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.48%)
5.33%	03/25/46[2]	$ 4,084,798	$ 3,938,286
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
3.91%	11/25/35[5]	90,715	82,266
Impac CMB Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.32%)
5.49%	08/25/35[2]	963,998	859,470
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
5.63%	12/25/34[2]	154,752	119,488
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
5.65%	11/25/34[2]	447,650	381,874
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	186,035	187,983
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class M1
(LIBOR USD 1-Month plus 0.62%)
3.20%	10/25/35[2]	4,216,179	4,084,980
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC1, Class M1
(LIBOR USD 1-Month plus 0.48%)
5.33%	04/25/36[2]	4,928,163	4,701,946
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class M1
(LIBOR USD 1-Month plus 0.23%)
5.08%	05/25/37[2]	14,750,000	14,086,839
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A1
(LIBOR USD 1-Month plus 0.16%)
5.01%	06/25/37[2]	10,974,137	10,857,836
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
4.18%	07/25/35[5]	194,917	187,976
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
4.00%	07/25/35[5]	75,751	72,443
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class AIOC (IO)
0.55%	04/15/40[4,5,6]	52,249,972	673,716
LHOME Mortgage Trust,
Series 2021-RTL1, Class A1
2.09%	02/25/26[1,5]	3,910,000	3,822,840
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(LIBOR USD 1-Month plus 0.65%)
5.49%	11/25/35[2]	1,113,649	1,109,763

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 134

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.81%	01/25/34[5]	$2,009	$1,879
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.87%	11/21/34[5]	319,106	295,668
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
4.02%	04/25/34[5]	48,865	44,660
MASTR Alternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32	872,792	852,520
MASTR Alternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33	1,555,647	1,466,394
MASTR Alternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33	1,743,291	1,682,182
MASTR Alternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34	1,562,293	1,473,406
MASTR Asset-Backed Securities Trust,
Series 2006-HE1, Class M1
(LIBOR USD 1-Month plus 0.56%)
5.40%	01/25/36[2]	5,485,955	5,250,862
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.22%	10/25/32[5]	86,315	81,733
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.36%)
5.21%	06/25/37[2]	7,430,566	6,754,311
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.53%	08/25/34[5]	486,293	439,344
Merrill Lynch Mortgage Investors Trust,
Series 2006-F1, Class 1A2
6.00%	04/25/36	785,256	406,698
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	2,682,143	2,618,272
Mid-State Trust,
Series 10W, Class A2
5.82%	02/15/36	280,102	270,266
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
5.78%	07/25/34[2]	731,609	689,459
MortgageIT Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
5.45%	08/25/35[2]	98,260	90,453
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
5.41%	10/25/35[2]	2,394,499	2,345,023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(LIBOR USD 1-Month plus 0.22%)
5.07%	04/25/37[2]	$2,917,842	$2,895,997
New Century Home Equity Loan Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.64%)
5.81%	07/25/35[2]	689,987	687,045
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
5.29%	02/25/36[2]	234,417	234,149
New Century Home Equity Loan Trust,
Series 2005-D, Class M1
(LIBOR USD 1-Month plus 0.68%)
5.52%	02/25/36[2]	5,000,000	4,792,769
NLT Trust,
Series 2021-INV2, Class A1
1.16%	08/25/56[1,5]	6,375,998	5,310,179
Opteum Mortgage Acceptance Corp. Asset-Backed Pass- Through Certificates,
Series 2005-5, Class 1APT
(LIBOR USD 1-Month plus 0.56%)
5.41%	12/25/35[2]	3,008,235	2,784,128
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCW3, Class M2
(LIBOR USD 1-Month plus 0.74%)
5.58%	08/25/35[2]	2,262,864	2,141,731
PHH Alternative Mortgage Trust,
Series 2007-3, Class A3
(LIBOR USD 1-Month plus 0.60%)
5.45%	07/25/37[2]	4,885,842	4,554,833
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 04/25/23)
2.95%	10/25/25[1]	6,313,208	6,170,461
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/23)
1.87%	04/25/26[1]	10,589,525	9,879,149
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/23)
5.56%	06/25/27[1]	10,499,907	10,358,661
PRPM, LLC,
Series 2021-1, Class A1
2.12%	01/25/26[1,5]	4,705,534	4,446,068
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 04/25/23)
2.49%	10/25/26[1]	10,455,878	9,691,435
PRPM, LLC,
Series 2021-7, Class A1 (STEP-reset date 04/25/23)
1.87%	08/25/26[1]	11,172,923	10,460,793
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.61%	03/25/35[5]	901,772	457,651

See accompanying Notes to Financial Statements.

135 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2005-EFC1, Class M5
(LIBOR USD 1-Month plus 0.65%)
4.69%	05/25/35[2]	$2,464,958	$2,428,033
Residential Asset Mortgage Products Trust,
Series 2006-NC2, Class A3
(LIBOR USD 1-Month plus 0.58%)
5.43%	02/25/36[2]	409,637	406,990
Residential Asset Securities Corp.,
Series 2005-KS11, Class M2
(LIBOR USD 1-Month plus 0.63%)
5.48%	12/25/35[2]	2,005,272	1,982,310
Saxon Asset Securities Trust,
Series 2006-2, Class M1
(LIBOR USD 1-Month plus 0.29%)
5.28%	09/25/36[2]	11,000,000	10,065,751
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/23)
2.86%	01/25/36	1,427,290	1,122,753
Soundview Home Loan Trust,
Series 2006-OPT4, Class 2A4
(LIBOR USD 1-Month plus 0.46%)
5.31%	06/25/36[2]	3,852,889	3,677,440
Specialty Underwriting & Residential Finance Trust,
Series 2005-BC2, Class M3
(LIBOR USD 1-Month plus 0.98%)
5.82%	12/25/35[2]	1,375,181	1,337,131
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A4
(LIBOR USD 1-Month plus 0.17%)
5.02%	01/25/37[2]	1,179,544	1,154,284
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
5.34%	09/25/33[5]	210,609	200,624
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
5.95%	07/25/34[1,2]	71,333	61,800
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/23)
2.24%	02/27/51[1]	7,631,074	7,176,493
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
4.09%	01/25/35[5]	287,934	257,066
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34	813,375	768,059
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
5.43%	10/25/45[2]	894,021	820,398

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
5.51%	01/25/45[2]	$118,588	$112,934

			285,288,618

U.S. Agency Commercial Mortgage-Backed — 1.30%
Fannie Mae-Aces,
Series 2021-M1, Class A1
0.87%	11/25/30	2,060,458	1,848,682
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K037, Class A1
2.59%	04/25/23	7,050	7,026
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ29, Class A1
0.74%	01/25/26	2,466,403	2,368,420
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ30, Class A1
0.53%	01/25/25	722,410	715,733
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ31, Class A1
0.57%	05/25/26	1,558,077	1,492,232
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26	3,283,741	3,039,286
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ37, Class A1
1.68%	12/25/27	12,069,126	11,095,175
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
4.20%	05/25/44[2]	1,129,056	1,122,170
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[5]	1,379,849	1,363,567

			23,052,291

U.S. Agency Mortgage-Backed — 25.98%
Fannie Mae Pool 735861
6.50%	09/01/33	4,942	5,041
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
2.94%	04/01/34[2]	81,590	81,467
Fannie Mae Pool AD0538
6.00%	05/01/24	18,105	18,096
Fannie Mae Pool AE0083
6.00%	01/01/40	459,200	479,417

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 136

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL0851
6.00%	10/01/40	$544,676	$576,944
Fannie Mae REMICS,
Series 1997-76, Class FS
(LIBOR USD 1-Month plus 0.45%)
5.16%	09/17/27[2]	4,233	4,162
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
5.80%	10/25/31[2]	315,389	318,814
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
5.32%	07/25/37[2]	148,613	147,385
Fannie Mae REMICS,
Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
6.05%	10/25/49[2]	1,513,252	1,548,282
Fannie Mae REMICS,
Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
5.75%	11/25/49[2]	1,079,568	1,079,969
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
5.25%	10/25/40[2]	543,064	539,481
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
1.38%	11/25/36[2]	3,617,595	397,558
Fannie Mae REMICS,
Series 2010-43, Class DP
5.00%	05/25/40	428,958	436,914
Fannie Mae REMICS,
Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
5.61%	02/25/40[2]	863,509	862,895
Fannie Mae REMICS,
Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
1.75%	09/25/40[2]	2,744,915	327,916
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
5.35%	01/25/50[2]	3,036,468	2,975,634
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
5.35%	03/25/50[2]	5,663,295	5,587,667
Freddie Mac Gold Pool A45796
7.00%	01/01/33	1,112	1,124
Freddie Mac Gold Pool C46104
6.50%	09/01/29	2,802	2,901
Freddie Mac Gold Pool G13475
6.00%	01/01/24	295	294

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool SD8189
2.50%	01/01/52	$12,746,565	$11,001,755
Freddie Mac Pool SD8199
2.00%	03/01/52	13,235,607	10,937,212
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	176,677	179,691
Freddie Mac REMICS,
Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
5.68%	06/15/31[2]	2,816	2,844
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
5.28%	10/15/33[2]	1,245,530	1,254,636
Freddie Mac REMICS,
Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
4.98%	04/15/35[2]	613,517	611,569
Freddie Mac REMICS,
Series 3294, Class CB
5.50%	03/15/37	190,580	198,632
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
4.98%	08/15/35[2]	334,502	331,535
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
4.98%	08/15/35[2]	862,629	854,978
Freddie Mac REMICS,
Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
5.62%	06/15/38[2]	211,697	214,418
Freddie Mac REMICS,
Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
5.58%	05/15/39[2]	136,138	137,666
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
5.08%	11/15/40[2]	27,824	27,800
Freddie Mac REMICS,
Series 4060, Class FJ
(LIBOR USD 1-Month plus 0.35%)
5.03%	02/15/41[2]	295,884	295,884
Freddie Mac REMICS,
Series 4959, Class JF
(LIBOR USD 1-Month plus 0.45%)
5.30%	03/25/50[2]	4,965,116	4,849,849
Freddie Mac Strips,
Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
4.98%	07/15/36[2]	1,032,580	1,021,365

See accompanying Notes to Financial Statements.

137 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
5.18%	06/15/42[2]	$1,120,159	$1,105,960
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
5.18%	11/15/43[2]	5,182,931	5,097,585
Ginnie Mae (TBA)
2.50%	05/20/53	52,000,000	45,832,631
4.50%	04/20/53	10,400,000	10,247,726
5.00%	04/20/53	4,600,000	4,606,109
Ginnie Mae II Pool 2020
8.50%	06/20/25	114	114
Ginnie Mae II Pool 2286
8.50%	09/20/26	37	37
Ginnie Mae II Pool 2487
8.50%	09/20/27	1,460	1,462
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.88%	04/20/27[2]	5,750	5,642
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	03/20/32[2]	8,469	8,232
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.88%	06/20/32[2]	4,943	4,885
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
2.63%	07/20/34[2]	134,819	132,922
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.00%)
3.13%	01/20/35[2]	3,645	3,516
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.00%	02/20/25[2]	3,033	2,988
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
2.04%	05/20/37[2]	2,207,995	103,778
Ginnie Mae,
Series 2013-53, Class AD
1.50%	12/20/26	445,836	427,912
UMBS (TBA)
2.00%	05/01/53	55,600,000	46,010,052
2.50%	05/01/53	49,225,000	42,483,514
3.00%	05/01/53	43,025,000	38,633,445
3.50%	05/01/53	3,975,000	3,694,924
4.00%	05/01/53	33,300,000	31,869,146
4.50%	04/15/53	17,600,000	17,244,080

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
4.50%	05/01/53	$38,650,000	$37,881,187
5.00%	05/01/53	89,125,000	88,877,817
5.50%	04/01/53	39,875,000	40,280,759

			461,868,218

Total Mortgage-Backed (Cost $965,540,966)			942,708,090

MUNICIPAL BONDS — 1.47%*
California — 0.23%
Campbell Union School District General Obligation, School
Improvements, Series B
5.41%	08/01/27	3,995,000	4,092,185

Colorado — 0.05%
City & County of Denver Airport System Revenue Bonds,
Series C
0.88%	11/15/23	895,000	871,435

Florida — 0.07%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.14%	10/01/28	445,000	394,803
2.29%	10/01/29	985,000	862,611

			1,257,414

Maryland — 0.09%
City of Baltimore General Obligation, School Improvements,
Series C
5.00%	10/15/25	1,525,000	1,534,391

Massachusetts — 0.29%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	5,235,000	5,116,333

New York — 0.74%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.19%	08/01/25	1,110,000	1,078,625
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
B2
2.31%	11/01/26	4,060,000	3,777,183
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series D
5.00%	03/15/24	4,040,000	4,037,869
New York State Dormitory Authority Revenue Bonds,
University & College Improvements, Series F
5.19%	03/15/24	4,360,000	4,367,739

			13,261,416

Total Municipal Bonds (Cost $27,568,287)			26,133,174

U.S. TREASURY SECURITIES — 13.64%

U.S. Treasury Bonds — 0.77%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[8]	13,360,364	13,626,212

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 138

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes — 12.87%
U.S. Treasury Notes
3.63%	03/31/28	$22,506,000	$22,547,320
3.88%	03/31/25	101,405,000	101,105,934
4.00%	02/29/28	4,389,000	4,469,237
4.63%	02/28/25	47,251,000	47,713,359
4.63%	03/15/26	51,850,000	53,034,853

			228,870,703

Total U.S. Treasury Securities
(Cost $241,099,888)			242,496,915

Total Bonds — 112.98%
(Cost $2,053,078,269)			2,008,877,373

Issues		Shares	Value

COMMON STOCK — 0.00%
Electric — 0.00%
Homer City Holdings LLC†,4,6		106,501	—

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions - 0.00%
(Cost $939,000)			1,476

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 11.34%
Money Market Funds — 8.56%
Dreyfus Government Cash Management Fund
4.71%[9]		63,684,000	63,684,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[9]		88,482,000	88,482,000

			152,166,000

U.S. Agency Discount Notes — 1.39%
Federal Home Loan Bank
4.98%[10]	06/21/23	25,000,000	24,744,421

U.S. Treasury Bills — 1.39%
U.S. Treasury Bills (WI)
4.76%[10]	07/18/23	25,000,000	24,657,524

Total Short-Term Investments
(Cost $201,538,512)			201,567,945

Total Investments Before Written Swaptions - 124.32%
(Cost $2,261,634,441)			2,210,446,794

Written Swaptions - 0.00%
(Cost $(540,000))			(3)

Net unrealized depreciation on unfunded commitments - 0.00%			(14,800)

Liabilities in Excess of Other Assets - (24.32)%			(432,287,441)

Net Assets - 100.00%			$1,778,144,550

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $8,782,473, which is 0.49% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $288,151, at an interest rate of 8.33% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[8]	Inflation protected security. Principal amount reflects original security face amount.
[9]	Represents the current yield as of March 31, 2023.
[10]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

See accompanying Notes to Financial Statements.

139 / Annual Report March 2023

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 9,282,276	EUR 8,587,000	Citibank N.A.	04/13/23	$(53,869)
USD 1,327,929	EUR 1,258,000	Goldman Sachs International	04/13/23	(39,821)
USD 841,497	EUR 793,000	Barclays Bank PLC	04/13/23	(20,686)

NET UNREALIZED DEPRECIATION				$(114,376)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	6,159	06/30/23	$1,271,544,803	$13,397,161	$13,397,161

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	3,693	06/30/23	(404,412,353)	(6,412,488)	(6,412,488)
U.S. Treasury Ten-Year Ultra Bond	881	06/21/23	(106,724,891)	(3,061,276)	(3,061,276)
U.S. Treasury Ultra Bond	244	06/21/23	(34,434,500)	(1,519,394)	(1,519,394)

			(545,571,744)	(10,993,158)	(10,993,158)

TOTAL FUTURES CONTRACTS			$725,973,059	$2,404,003	$2,404,003

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$6,695	$67,603	$48,325	$19,278
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	3,425	84,632	75,877	8,755

TOTAL							$152,235	$124,202	$28,033

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 140

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2023

			Received by the
		Fund	Fund		Paid by the Fund
Description	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)

PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3-month USD LIBOR	Quarterly	6.00%	Quarterly	$300,000	$1,476	$939,000	$(937,524)

Received by
				the Fund		Paid by the Fund
Notional
		Purchase	Maturity					Amount		Premiums	Unrealized
Description	Counterparty	Date	Date	Rate	Frequency	Rate	Frequency	(000’s)	Value	(Received)	Appreciation

WRITTEN CALL SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	04/29/15	12/24/23	7.50%	Quarterly	3-month USD LIBOR	Quarterly	$300	$(3)	$(540,000)	$539,997

See accompanying Notes to Financial Statements.

141 / Annual Report March 2023

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 81.43%

BANK LOANS — 9.13%*

Consumer Discretionary — 1.05%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.32%	04/05/28[1]	$7,481	$3,163
Hanesbrands, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.55%	03/08/30[1]	5,000	4,988
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[1]	12,000	9,200
New Trojan Parent, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
7.96% - 8.09%	01/06/28[1]	6,484	4,441

			21,792

Entertainment — 0.50%
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
9.50%	02/28/25[1]	15,802	2,532
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% - 14.80%	09/07/23[1,2]	7,747	7,869

			10,401

Food — 0.52%
Sovos Brands Intermediate, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.33%	06/08/28[1]	10,777	10,709

Health Care — 0.47%
Cano Health, LLC,
Term Loan, 1st Lien
(SOFR plus 4.00%)
8.81%	11/23/27[1]	12,773	9,644

Industrials — 2.20%
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.47%	03/20/25[1]	4,488	4,152
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	12/29/27[1]	12,804	11,908
SPX FLOW, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29[1]	6,536	6,254

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Industrials (continued)
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/30/24[1]	$16,735	$12,718
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	08/12/24[1]	12,309	10,661

			45,693

Information Technology — 1.45%
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[1,2]	4,988	4,980
Logmein, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
9.38%	08/31/27[1]	6,982	4,024
Magenta Buyer LLC,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.58%	07/27/28[1]	12,838	10,632
Open Text Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.30%	08/24/29[1]	10,474	10,460

			30,096

Materials — 1.00%
Geon Performance Solutions, LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
9.44%	08/18/28[1]	12,805	12,640
Iris Holding, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.53%	06/28/28[1]	3,980	3,436
Polar U.S. Borrower LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.02%	10/15/25[1]	5,500	4,603

			20,679

Retail — 0.69%
Tacala Investment Corp.,
Term Loan B, 2nd Lien
(LIBOR plus 7.50%)
12.34%	02/04/28[1]	15,500	14,212

Services — 0.35%
Neptune Bidco U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
9.74%	04/11/29[1]	8,000	7,220

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 142

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Transportation — 0.90%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
12.09%	09/01/27[1]	$20,000	$18,692

Total Bank Loans
(Cost $215,525)			189,138

CORPORATES — 63.73%*
Automobile Components — 0.25%
Allison Transmission, Inc.
3.75%	01/30/31[3]	6,000	5,132

Banking — 2.25%
Bank of America Corp.,
Series RR
4.38%[4,5]		6,000	5,123
Bank of New York Mellon Corp. (The),
Series I
3.75%[4,5]		6,000	5,000
Credit Suisse Group AG
(Switzerland)
6.37%	07/15/26[2,3,4]	5,000	4,876
6.54%	08/12/33[2,3,4]	20,000	20,500
7.50%[2,3,5]		5,000	213
U.S. Bancorp
3.70%[4,5]		14,000	10,930

			46,642

Communications — 14.52%
Altice France SA
(France)
5.13%	01/15/29[2,3]	13,000	9,970
5.50%	10/15/29[2,3]	11,000	8,456
8.13%	02/01/27[2,3]	6,000	5,565
Cable One, Inc.
4.00%	11/15/30[3]	25,000	20,500
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%	08/15/30[3]	29,000	24,477
4.75%	03/01/30[3]	6,000	5,205
Cogent Communications Group, Inc.
7.00%	06/15/27[3]	7,000	6,948
CommScope, Inc.
4.75%	09/01/29[3]	16,000	13,452
Consolidated Communications, Inc.
6.50%	10/01/28[3]	7,000	5,091
CSC Holdings LLC
6.50%	02/01/29[3]	30,000	24,942
7.50%	04/01/28[3]	17,000	10,853
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[3,6,7]	26,000	1,463
DISH DBS Corp.
5.13%	06/01/29	9,000	4,804
5.25%	12/01/26[3]	10,000	7,998
DISH Network Corp.
11.75%	11/15/27[3]	3,000	2,888

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
Frontier Communications Holdings LLC
5.00%	05/01/28[3]	$8,000	$6,952
6.75%	05/01/29[3]	6,000	4,761
8.63%	03/15/31[3]	6,000	5,880
Gray Escrow II, Inc.
5.38%	11/15/31[3]	14,000	9,218
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[2,3]	22,000	20,256
Level 3 Financing, Inc.
4.25%	07/01/28[3]	13,000	7,349
10.50%	05/15/30[3]	19,800	18,934
National CineMedia LLC
5.75%	08/15/26	9,000	217
Nexstar Media, Inc.
4.75%	11/01/28[3]	4,000	3,560
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[3]	8,000	6,840
Scripps Escrow II, Inc.
5.38%	01/15/31[3]	10,000	6,900
Scripps Escrow, Inc.
5.88%	07/15/27[3]	6,000	4,479
Sinclair Television Group, Inc.
4.13%	12/01/30[3]	4,000	3,230
Sirius XM Radio, Inc.
3.88%	09/01/31[3]	17,000	13,234
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31[2,3]	14,000	12,071
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[2,3]	16,000	13,070
Zayo Group Holdings, Inc.
4.00%	03/01/27[3]	15,000	11,414

			300,977

Consumer Discretionary — 2.92%
Everi Holdings, Inc.
5.00%	07/15/29[3]	5,000	4,500
Hilton Domestic Operating Co., Inc.
3.63%	02/15/32[3]	15,000	12,670
Triton Water Holdings, Inc.
6.25%	04/01/29[3]	19,000	15,123
WarnerMedia Holdings, Inc.
5.14%	03/15/52[3]	20,000	16,249
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28[3]	13,000	11,994

			60,536

Consumer Products — 0.24%
Newell Brands, Inc.
6.00%	04/01/46	6,000	4,911

Diversified REITs — 0.48%
VICI Properties LP/VICI Note Co., Inc.
5.75%	02/01/27[3]	10,000	9,855

See accompanying Notes to Financial Statements.

143 / Annual Report March 2023

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric — 0.21%
Pike Corp.
5.50%	09/01/28[3]	$5,000	$4,380

Energy — 5.61%
Energy Transfer LP,
Series B
6.63%[4,5]		22,000	16,469
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	16,000	14,890
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[3]	7,000	6,764
SM Energy Co.
6.50%	07/15/28	13,000	12,467
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	15,000	12,990
Transocean Titan Financing Ltd.
(Cayman Islands)
8.38%	02/01/28[2,3]	13,000	13,292
USA Compression Partners LP/USA Compression Finance
Corp.
6.88%	09/01/27	10,000	9,566
Venture Global Calcasieu Pass LLC
4.13%	08/15/31[3]	34,000	29,898

			116,336

Entertainment — 0.51%
Cinemark USA, Inc.
5.25%	07/15/28[3]	12,000	10,503

Finance — 1.68%
American Express Co.,
Series D
3.55%[4,5]		7,000	5,854
Charles Schwab Corp. (The)
Series K
5.00%[4,5]		9,000	7,650
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[3]	16,000	14,364
JPMorgan Chase & Co.,
Series KK
3.65%[4,5]		8,000	7,020

			34,888

Food — 5.03%
B&G Foods, Inc.
5.25%	04/01/25	4,000	3,745
5.25%	09/15/27	2,000	1,724
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[3]	5,000	4,562
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[3]	6,000	3,719
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31[2,3]	20,000	16,583
5.75%	04/01/33[2,3]	15,000	14,425

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Food (continued)
Pilgrim’s Pride Corp.
3.50%	03/01/32	$30,000	$24,229
5.88%	09/30/27[3]	20,000	19,891
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[3]	19,000	15,448

			104,326

Gaming — 0.14%
Penn Entertainment, Inc.
5.63%	01/15/27[3]	3,000	2,821

Health Care — 12.17%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	13,000	12,902
180 Medical, Inc.
3.88%	10/15/29[3]	11,000	9,763
Bausch Health Cos., Inc.
(Canada)
11.00%	09/30/28[2,3]	3,000	2,222
14.00%	10/15/30[2,3]	1,000	568
Cano Health LLC
6.25%	10/01/28[3]	11,000	6,077
Catalent Pharma Solutions, Inc.
5.00%	07/15/27[3]	20,000	19,550
Centene Corp.
2.63%	08/01/31	7,000	5,674
3.00%	10/15/30	5,000	4,215
4.25%	12/15/27	33,000	31,827
Embecta Corp.
6.75%	02/15/30[3]	14,000	12,762
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[2,3]	16,000	13,137
HCA, Inc.
3.50%	09/01/30	3,000	2,674
5.63%	09/01/28	10,000	10,094
5.88%	02/01/29	2,000	2,044
Medline Borrower LP
3.88%	04/01/29[3]	8,000	6,980
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[3]	9,000	7,729
ModivCare, Inc.
5.88%	11/15/25[3]	8,000	7,680
Molina Healthcare, Inc.
3.88%	11/15/30[3]	37,000	32,363
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31[3]	8,000	7,119
Prestige Brands, Inc.
3.75%	04/01/31[3]	6,000	5,091
Prime Healthcare Services, Inc.
7.25%	11/01/25[3]	14,000	12,460
Tenet Healthcare Corp.
4.25%	06/01/29	13,000	11,773
4.63%	07/15/24	15,000	14,812

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 144

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Health Care (continued)
4.88%	01/01/26	$13,000	$12,758

			252,274

Industrials — 4.56%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[2,3]	18,000	14,209
Artera Services LLC
9.03%	12/04/25[3]	5,000	4,329
Ball Corp.
3.13%	09/15/31	6,000	4,972
Energizer Holdings, Inc.
4.38%	03/31/29[3]	8,000	7,050
General Electric Co.,
Series D
8.20%[4,5]		7,000	6,999
Graham Packaging Co., Inc.
7.13%	08/15/28[3]	8,000	6,969
II-VI, Inc.
5.00%	12/15/29[3]	3,000	2,725
OT Merger Corp.
7.88%	10/15/29[3]	18,000	10,842
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group
Issuer, Inc.
4.38%	10/15/28[3]	11,000	9,641
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[2,3]	3,000	2,520
TransDigm, Inc.
4.63%	01/15/29	6,000	5,340
6.25%	03/15/26[3]	5,000	5,013
6.75%	08/15/28[3]	11,000	11,117
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[2,3]	3,000	2,878

			94,604

Information Technology — 2.88%
Alteryx, Inc.
8.75%	03/15/28[3]	5,000	5,057
MSCI, Inc.
3.63%	11/01/31[3]	29,000	24,864
NCR Corp.
5.25%	10/01/30[3]	30,000	24,519
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	5,000	5,156

			59,596

Insurance — 1.79%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[3]	11,000	9,157
7.00%	11/15/25[3]	3,000	2,818
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27[3]	13,000	12,106

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Insurance (continued)
AssuredPartners, Inc.
5.63%	01/15/29[3]	$15,000	$12,980

			37,061

Materials — 3.77%
ASP Unifrax Holdings, Inc.
7.50%	09/30/29[3]	11,000	7,490
ATI, Inc.
5.13%	10/01/31	5,000	4,575
Axalta Coating Systems, LLC
3.38%	02/15/29[3]	8,000	6,939
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28[2,3]	13,000	10,410
International Flavors & Fragrances, Inc.
2.30%	11/01/30[3]	9,000	7,229
SCIH Salt Holdings, Inc.
4.88%	05/01/28[3]	4,000	3,575
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29[2,3]	16,000	13,301
Valvoline, Inc.
3.63%	06/15/31[3]	20,000	17,006
WR Grace Holdings, LLC
5.63%	08/15/29[3]	9,000	7,650

			78,175

Retail — 1.68%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30[3]	18,000	14,815
FirstCash, Inc.
5.63%	01/01/30[3]	3,000	2,772
Michaels Cos., Inc. (The)
7.88%	05/01/29[3]	10,000	7,009
Papa John’s International, Inc.
3.88%	09/15/29[3]	12,000	10,328

			34,924

Services — 2.29%
Global Payments, Inc.
5.30%	08/15/29	3,000	2,968
HealthEquity, Inc.
4.50%	10/01/29[3]	5,000	4,478
Hertz Corp. (The)
5.00%	12/01/29[3]	10,000	8,332
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27[3]	4,000	3,589
Upbound Group, Inc.
6.38%	02/15/29[3]	6,000	5,055
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[3]	3,000	2,841
Waste Pro USA, Inc.
5.50%	02/15/26[3]	22,000	20,255

			47,518

See accompanying Notes to Financial Statements.

145 / Annual Report March 2023

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Specialized REITs — 0.75%
Iron Mountain, Inc.
5.25%	07/15/30[3]	$5,000	$4,538
5.63%	07/15/32[3]	12,000	10,989

			15,527

Total Corporates (Cost $1,401,656)			1,320,986

MORTGAGE-BACKED — 8.57%**
Non-Agency Commercial Mortgage-Backed — 1.31%
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
6.36%	05/26/26[1,3]	13,295	12,185
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.23%	10/15/45[4]	71,186	151
Commercial Mortgage Trust,
Series 2013-CR11, Class XA (IO)
0.89%	08/10/50[4]	576,075	550
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA (IO)
0.45%	08/10/46[4]	433,241	982
Impact Funding Affordable Multifamily Housing Mortgage
Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51[3]	5,409	5,295
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class XA (IO)
0.68%	01/15/47[4]	644,179	1,392
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.81%	11/15/47[4]	151,865	1,504
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.15%	12/15/45[3,4]	59,778	1
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XA (IO)
1.05%	05/15/45[3,4]	324,498	1,036
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.65%	06/15/46[4]	830,002	2,387
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.03%	12/15/46[4]	578,852	1,740

			27,223

Non-Agency Mortgage-Backed — 7.13%
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
3.84%	02/25/47[1]	25,269	10,382
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/23)
5.00%	07/25/62[3]	30,731	28,346

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.06%	11/25/37[4]	$8,541	$6,709
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
3.70%	06/25/36[4]	21,763	16,306
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.87%	11/21/34[4]	35,102	32,523
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A2 (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 7.10% Cap)
2.25%	03/25/36[1,8,9]	218,486	16,821
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.19%)
5.04%	04/25/37[1]	47,021	17,985
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
5.49%	07/25/45[1]	20,608	18,672

			147,744

U.S. Agency Commercial Mortgage-Backed — 0.13%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
2.92%	06/25/41[4]	94,006	198
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.27%	04/16/53[4]	279,315	887
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.02%	02/16/46[4]	119,912	1,551

			2,636

Total Mortgage-Backed (Cost $296,783)			177,603

Total Bonds — 81.43% (Cost $1,913,964)			1,687,727

Issues		Shares	Value

COMMON STOCK — 10.08%

Communication Services — 2.34%
Altice USA, Inc.[6]		1,736	5,937
AT&T, Inc.		372	7,161
Nexstar Media Group, Inc.		59	10,187
T-Mobile U.S., Inc.[6]		138	19,988
Warner Bros Discovery, Inc.6		340	5,134

			48,407

Consumer Discretionary — 1.33%
Newell Brands, Inc.		416	5,175
Qurate Retail, Inc.[6]		3,324	3,283
Spectrum Brands Holdings, Inc.		84	5,563

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 146

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Shares	Value

COMMON STOCK — 10.08% (continued)
Consumer Discretionary — 1.33% (continued)
Upbound Group, Inc.	553	$13,554

		27,575

Diversified REITs — 0.85%
Gaming and Leisure Properties, Inc.	340	17,700

Financials — 1.53%
FirstCash Holdings, Inc.	240	22,889
Wells Fargo & Co.	237	8,859

		31,748

Gaming — 0.51%
Penn Entertainment, Inc.[6]	354	10,500

Health Care — 1.14%
Bausch + Lomb Corp.[2,6]
(Canada)	365	6,355
Bausch Health Cos., Inc.[2,6]
(Canada)	940	7,614
Centene Corp.[6]	154	9,734

		23,703

Industrials — 0.36%
TransDigm Group, Inc.	10	7,370

Information Technology — 0.72%
CommScope Holding Co., Inc.[6]	818	5,210
NCR Corp.6	239	5,638
SS&C Technologies Holdings, Inc.	72	4,066

		14,914

Office REITs — 0.16%
Hudson Pacific Properties, Inc.	492	3,272

Transportation — 0.90%
Hertz Global Holdings, Inc.[6]	1,149	18,717

Utilities — 0.24%
FirstEnergy Corp.	127	5,088

Total Common Stock (Cost $318,794)		208,994

MASTER LIMITED PARTNERSHIPS — 2.22%

Energy — 2.22%
Enterprise Products Partners LP	664	17,198
NGL Energy Partners LP6	2,525	7,322
Sunoco LP	164	7,198
USA Compression Partners LP	676	14,284

		46,002

Total Master Limited Partnerships (Cost $29,549)		46,002

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 48.31%
Money Market Funds — 47.59%
Dreyfus Government Cash Management Fund
4.71%[10]		100,000	$100,000
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[10]		818,491	818,491
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[10]		68,000	68,000

			986,491

U.S. Treasury Bills — 0.72%
U.S. Treasury Bills
4.62%[11]	07/20/23	$15,000	14,795

Total Short-Term Investments (Cost $1,001,284)			1,001,286

Total Investments - 142.04% (Cost $3,263,591)			2,944,009

Liabilities in Excess of Other Assets - (42.04)%			(871,319)

Net Assets - 100.00%			$2,072,690

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Perpetual security with no stated maturity date.
[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[9]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $16,821, which is 0.81% of total net assets.
[10]	Represents the current yield as of March 31, 2023.
[11]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(USD): U.S. Dollar

See accompanying Notes to Financial Statements.

147 / Annual Report March 2023

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2023

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	6	06/30/23	$657,047	$5,961	$5,961
U.S. Treasury Two-Year Note	4	06/30/23	825,813	5,038	5,038

TOTAL FUTURES CONTRACTS			$1,482,860	$10,999	$10,999

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 148

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 92.43%

ASSET-BACKED SECURITIES — 10.96%**
AGL CLO 12 Ltd.,
Series 2021-12A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.41%	07/20/34[1,2,3]	$125,000	$120,337
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.39%	10/17/34[1,2,3]	70,000	68,056
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.52%	01/21/32[1,2,3]	45,000	43,848
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37[2]	100,000	96,012
Carvana Auto Receivables Trust,
Series 2022-P3, Class R
0.00%	09/10/29[2]	1,750	332,347
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
6.16%	04/20/34[1,2,3]	75,000	71,291
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.95%	10/25/34[1,2,3]	180,000	174,911
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.28%	03/15/52[2,4]	59,161	1,907
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[2]	140,000	125,491
Crystal River CDO,
Series 2005-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
5.33%	03/02/46[1,2,3,5,6]	419,900	44,953
Diamond Infrastructure Funding LLC,
Series 2021-1A, Class C
3.48%	04/15/49[2]	215,000	172,335
Dryden 85 CLO Ltd.,
Series 2020-85A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
5.94%	10/15/35[1,2,3]	150,000	145,785
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
5.96%	10/15/34[1,2,3]	90,000	87,988

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37[2]	$162,000	$150,539
FirstKey Homes Trust,
Series 2020-SFR1, Class G
4.78%	08/17/37[2]	265,000	243,742
Flatiron RR CLO 22 LLC,
Series 2021-2A, Class B
(LIBOR USD 3-Month plus 1.60%)
6.39%	10/15/34[1,2]	350,000	336,707
FRTKL,
Series 2021-SFR1, Class G
4.11%	09/17/38[2]	300,000	253,885
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[2,3]	40,626	39,272
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
6.31%	01/20/33[1,2,3]	325,000	313,755
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
6.34%	08/05/33[1,2,3]	90,000	87,445
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class A
3.29%	09/25/46[2,4]	29,016	27,573
HPS Loan Management Ltd.
Series 10A-16, Class A1RR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
5.95%	04/20/34[1,2,3]	85,000	83,021
KGS-Alpha SBA COOF Trust,
Series 2015-1, Class A (IO)
1.48%	10/25/35[2,4]	980,768	30,194
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-1A, Class 1A
(LIBOR USD 1-Month plus 0.25%)
5.10%	03/25/37[1,2]	23,824	23,796
Neuberger Berman Loan Advisers CLO 43 Ltd.,
Series 2021-43A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.92%	07/17/35[1,2,3]	85,000	83,242
OCP CLO Ltd.,
Series 2021-21A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.51%	07/20/34[1,2,3]	50,000	48,040

See accompanying Notes to Financial Statements.

149 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	07/15/36[1,2,3]	$125,000	$120,352
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
5.93%	02/24/37[1,2,3]	150,000	147,257
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
6.56%	01/20/34[1,2,3]	40,000	38,364
Progress Residential Trust,
Series 2019-SFR4, Class F
3.68%	10/17/36[2]	161,000	154,073
Progress Residential,
Series 2021-SFR1, Class F
2.76%	04/17/38[2]	170,000	145,993
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
6.00%	10/20/30[1,2,3]	120,000	118,878
Rockford Tower CLO Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.46%	07/20/34[1,2,3]	75,000	71,662
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	66,257	59,810
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
5.15%	08/15/31[1]	102,048	89,259
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
5.57%	10/27/70[1]	215,000	183,359
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	01/25/83[1]	340,000	300,283
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	04/26/83[1]	340,000	316,275
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	04/25/73[1]	340,000	326,431

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/25/73[1]	$235,000	$219,700
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[1]	340,000	315,530
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29[2,3,4]	250,000	180,466
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[2]	247,489	249,831
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[2]	279,338	289,166
Textainer Marine Containers VII Ltd.,
Series 2021-2A, Class A
(Bermuda)
2.23%	04/20/46[2,3]	211,667	183,716
TIF Funding II LLC,
Series 2021-1A, Class A
1.65%	02/20/46[2]	220,281	185,984
TRESTLES CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
5.98%	10/20/34[1,2,3]	90,000	87,653
Tricon American Homes Trust,
Series 2017-SFR2, Class E
4.22%	01/17/36[2]	150,000	147,178
Tricon American Homes,
Series 2020-SFR1, Class D
2.55%	07/17/38[2]	133,000	119,968

Total Asset-Backed Securities (Cost $7,768,445)			7,257,660

CORPORATES — 29.35%*

Banking — 5.49%
Bank of America Corp.
2.30%	07/21/32[4]	150,000	120,960
3.42%	12/20/28[4]	35,000	32,566
Bank of America Corp.
(MTN)
1.90%	07/23/31[4]	25,000	20,038
1.92%	10/24/31[4]	415,000	331,881
3.19%	07/23/30[4]	50,000	44,463
3.82%	01/20/28[4]	110,000	105,202
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	60,000	54,134
Bank of America Corp.,
Series RR
4.38%[4,7]		15,000	12,808

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 150

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Comerica, Inc.
5.63%[4,7]		$45,000	$37,836
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[2,3,4]	30,000	25,500
3.09%	05/14/32[2,3,4]	15,000	12,072
4.19%	04/01/31[2,3,4]	540,000	480,762
6.37%	07/15/26[2,3,4]	25,000	24,381
6.54%	08/12/33[2,3,4]	200,000	205,000
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33[3]	100,000	71,097
DNB Bank ASA
(Norway)
1.13%	09/16/26[2,3,4]	45,000	40,414
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	25,000	22,060
1.65%	04/18/26[3,4]	10,000	9,140
2.01%	09/22/28[3,4]	115,000	98,969
2.36%	08/18/31[3,4]	90,000	72,671
2.80%	05/24/32[3,4]	50,000	40,919
6.33%	03/09/44[3,4]	145,000	153,405
JPMorgan Chase & Co.
1.58%	04/22/27[4]	55,000	49,436
2.07%	06/01/29[4]	5,000	4,318
2.58%	04/22/32[4]	330,000	278,158
Lloyds Banking Group PLC
(United Kingdom)
4.98%	08/11/33[3,4]	250,000	241,719
Macquarie Group Ltd.
(Australia)
2.69%	06/23/32[2,3,4]	30,000	24,030
2.87%	01/14/33[2,3,4]	95,000	77,030
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	55,000	53,919
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[4]	40,000	39,526
6.04%	10/28/33[4]	35,000	36,955
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26[3,4]	35,000	31,256
1.67%	06/14/27[3,4]	50,000	43,571
4.80%	11/15/24[3,4]	65,000	64,115
U.S. Bancorp
3.70%[4,7]		15,000	11,711
4.84%	02/01/34[4]	150,000	145,594
5.85%	10/21/33[4]	35,000	36,643
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[4]	75,000	67,585
3.35%	03/02/33[4]	420,000	364,585

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
3.53%	03/24/28[4]	$50,000	$47,230

			3,633,659

Communications — 3.04%
AT&T, Inc.
3.80%	12/01/57	121,000	90,288
4.75%	05/15/46	15,000	13,557
Cable One, Inc.
4.00%	11/15/30[2]	115,000	94,300
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31[2]	80,000	65,600
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	06/01/33[2]	75,000	59,905
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50	50,000	38,063
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	165,000	133,899
Cogent Communications Group, Inc.
7.00%	06/15/27[2]	65,000	64,520
CommScope, Inc.
4.75%	09/01/29[2]	95,000	79,871
CSC Holdings LLC
6.50%	02/01/29[2]	117,000	97,276
7.50%	04/01/28[2]	48,000	30,643
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[2,8,9]	85,000	4,781
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[2]	30,000	27,200
Frontier Communications Holdings LLC
6.75%	05/01/29[2]	40,000	31,739
8.63%	03/15/31[2]	111,000	108,779
Gray Escrow II, Inc.
5.38%	11/15/31[2]	41,000	26,997
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[2,3]	48,000	44,195
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24†,2,3,5,6,8,9	38,000	—
9.75%	07/15/25†,2,3,5,6,8,9	71,000	—
Meta Platforms, Inc.
4.45%	08/15/52	75,000	66,116
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[2]	40,000	34,200
Qwest Corp.
7.25%	09/15/25	70,000	65,100
Scripps Escrow, Inc.
5.88%	07/15/27[2]	66,000	49,273
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[2]	200,000	157,523
Sirius XM Radio, Inc.
3.88%	09/01/31[2]	85,000	66,171

See accompanying Notes to Financial Statements.

151 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[2]	$95,000	$94,315
Tencent Holdings Ltd.
(Cayman Islands)
3.98%	04/11/29[2,3]	25,000	23,680
Time Warner Cable LLC
5.50%	09/01/41	100,000	86,502
5.88%	11/15/40	10,000	9,020
T-Mobile USA, Inc.
2.25%	02/15/26	66,000	61,600
2.55%	02/15/31	110,000	93,282
2.63%	04/15/26	38,000	35,602
3.88%	04/15/30	35,000	32,869
Vodafone Group PLC
(United Kingdom)
4.88%	06/19/49[3]	48,000	43,405
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[2,3]	105,000	85,772

			2,016,043

Consumer Discretionary — 1.59%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	15,000	14,929
BAT Capital Corp.
2.73%	03/25/31	25,000	20,295
4.39%	08/15/37	20,000	16,336
4.54%	08/15/47	175,000	130,555
5.65%	03/16/52	125,000	110,011
Edgewell Personal Care Co.
5.50%	06/01/28[2]	32,000	30,816
Everi Holdings, Inc.
5.00%	07/15/29[2]	73,000	65,700
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[2,3]	25,000	24,217
6.13%	07/27/27[2,3]	70,000	71,860
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[2,3]	200,000	158,040
Spectrum Brands, Inc.
5.50%	07/15/30[2]	10,000	8,875
Triton Water Holdings, Inc.
6.25%	04/01/29[2]	79,000	62,881
WarnerMedia Holdings, Inc.
4.28%	03/15/32[2]	40,000	35,715
5.05%	03/15/42[2]	70,000	58,613
5.14%	03/15/52[2]	300,000	243,738

			1,052,581

Consumer Products — 0.14%
Newell Brands, Inc.
6.00%	04/01/46	112,000	91,675

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Diversified REITs — 0.82%
American Assets Trust LP
3.38%	02/01/31	$30,000	$24,116
American Tower Corp.
1.00%	01/15/32	100,000	80,390
5.65%	03/15/33	35,000	36,047
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	4,000	3,265
4.00%	01/15/31	20,000	17,476
5.30%	01/15/29	75,000	71,460
5.38%	04/15/26	65,000	63,141
5.75%	06/01/28	25,000	24,418
LXP Industrial Trust
2.70%	09/15/30	35,000	28,473
VICI Properties LP
5.13%	05/15/32	171,000	162,103
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29[2]	5,000	4,451
4.13%	08/15/30[2]	12,000	10,545
4.50%	09/01/26[2]	5,000	4,784
4.50%	01/15/28[2]	9,000	8,346
4.63%	06/15/25[2]	5,000	4,837

			543,852

Electric — 1.91%
Alliant Energy Finance, LLC
3.60%	03/01/32[2]	55,000	49,018
American Electric Power Co., Inc.
5.63%	03/01/33	160,000	165,968
Arizona Public Service Co.
6.35%	12/15/32	145,000	158,135
Commonwealth Edison Co.
5.30%	02/01/53	130,000	134,330
Duke Energy Carolinas LLC
5.35%	01/15/53	30,000	31,354
Duke Energy Corp.
3.85%	06/15/34	100,000	102,011
Entergy Texas, Inc.
3.45%	12/01/27	150,000	139,317
FirstEnergy Transmission LLC
2.87%	09/15/28[2]	39,000	35,232
Jersey Central Power & Light Co.
4.70%	04/01/24[2]	55,000	54,657
Metropolitan Edison Co.
4.00%	04/15/25[2]	75,000	71,623
Niagara Mohawk Power Corp.
5.78%	09/16/52[2]	60,000	62,461
Oklahoma Gas and Electric Co.
5.40%	01/15/33	190,000	196,975
Tucson Electric Power Co.
5.50%	04/15/53	65,000	66,437

			1,267,518

Energy — 1.48%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[2]	35,000	33,775

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 152

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Enbridge, Inc.
(Canada)
5.70%	03/08/33[3]	$20,000	$20,813
Energy Transfer LP
5.00%	05/15/50	90,000	76,668
5.40%	10/01/47	159,000	141,813
5.50%	06/01/27	3,000	3,035
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	41,000	38,157
KeySpan Gas East Corp.
5.99%	03/06/33[2]	65,000	67,176
Kinder Morgan Energy Partners LP
5.00%	08/15/42	45,000	40,147
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[3]	13,000	9,959
6.35%	02/12/48[3]	5,000	3,120
6.75%	09/21/47[3]	50,000	32,540
6.95%	01/28/60[3]	35,000	22,645
Rockies Express Pipeline LLC
4.80%	05/15/30[2]	100,000	88,000
Sabine Pass Liquefaction LLC
4.50%	05/15/30	35,000	33,778
Southern Co. Gas Capital Corp.
3.88%	11/15/25	70,000	68,169
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29	56,000	51,549
4.50%	04/30/30	9,000	8,149
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	73,000	63,219
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[2,3]	16,250	15,945
Transocean Titan Financing Ltd.
(Cayman Islands)
8.38%	02/01/28[2,3]	32,000	32,720
Venture Global Calcasieu Pass LLC
3.88%	08/15/29[2]	145,000	130,861

			982,238

Entertainment — 0.11%
Cinemark USA, Inc.
5.25%	07/15/28[2]	82,000	71,771

Finance — 3.67%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	75,000	67,342
3.30%	01/30/32[3]	155,000	128,094
Air Lease Corp.
(MTN)
2.30%	02/01/25	75,000	71,046
American Express Co.,
Series D
3.55%[4,7]		15,000	12,544

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	$185,000	$156,710
3.25%	02/15/27[2,3]	15,000	13,385
Capital One Financial Corp.
3.27%	03/01/30[4]	40,000	34,521
Charles Schwab Corp. (The)
Series K
5.00%[4,7]		15,000	12,750
Citigroup, Inc.
1.46%	06/09/27[4]	20,000	17,781
2.57%	06/03/31[4]	45,000	37,993
2.67%	01/29/31[4]	200,000	171,201
2.98%	11/05/30[4]	20,000	17,542
3.06%	01/25/33[4]	180,000	153,136
3.52%	10/27/28[4]	5,000	4,678
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	40,000	37,248
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	30,000	29,198
1.22%	12/06/23	75,000	72,908
1.43%	03/09/27[4]	10,000	8,945
1.54%	09/10/27[4]	225,000	198,153
1.95%	10/21/27[4]	10,000	8,935
2.38%	07/21/32[4]	265,000	216,097
2.65%	10/21/32[4]	65,000	53,751
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[2]	74,000	66,436
JPMorgan Chase & Co.
1.04%	02/04/27[4]	175,000	156,251
2.55%	11/08/32[4]	125,000	103,889
2.95%	02/24/28[4]	20,000	18,586
Morgan Stanley
0.73%	04/05/24[4]	40,000	39,980
2.48%	09/16/36[4]	110,000	83,218
Morgan Stanley
(GMTN)
2.24%	07/21/32[4]	20,000	16,138
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	120,000	112,130
1.93%	04/28/32[4]	305,000	241,687
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[2,3,4]	50,000	45,501
4.36%	08/01/24[2,3,4]	20,000	19,836

			2,427,610

Food — 0.77%
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[2]	51,000	31,612
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[2,3]	52,000	43,116

See accompanying Notes to Financial Statements.

153 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Food (continued)
5.50%	01/15/30[2,3]	$25,000	$23,888
5.75%	04/01/33[2,3]	40,000	38,466
6.50%	12/01/52[2,3]	10,000	9,598
Kraft Heinz Foods Co.
5.00%	06/04/42	74,000	71,036
5.20%	07/15/45	25,000	24,263
Pilgrim’s Pride Corp.
3.50%	03/01/32	30,000	24,230
4.25%	04/15/31	25,000	21,866
Post Holdings, Inc.
5.75%	03/01/27[2]	98,000	96,040
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[2]	115,000	93,498
Smithfield Foods, Inc.
2.63%	09/13/31[2]	45,000	34,026

			511,639

Gaming — 0.15%
Penn Entertainment, Inc.
4.13%	07/01/29[2]	79,000	66,031
5.63%	01/15/27[2]	36,000	33,845

			99,876

Health Care — 3.69%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	62,000	61,535
AbbVie, Inc.
3.60%	05/14/25	50,000	49,066
Amgen, Inc.
4.88%	03/01/53	20,000	18,775
5.25%	03/02/33	65,000	66,802
5.60%	03/02/43	65,000	67,107
5.65%	03/02/53	65,000	67,699
Bayer U.S. Finance II LLC
2.85%	04/15/25[2]	20,000	18,946
4.38%	12/15/28[2]	70,000	67,712
4.63%	06/25/38[2]	156,000	142,951
4.88%	06/25/48[2]	50,000	44,894
Cano Health LLC
6.25%	10/01/28[2]	42,000	23,205
Catalent Pharma Solutions, Inc.
3.13%	02/15/29[2]	115,000	101,201
Centene Corp.
2.45%	07/15/28	46,000	40,042
3.00%	10/15/30	134,000	112,959
4.25%	12/15/27	49,000	47,259
CommonSpirit Health
2.78%	10/01/30	40,000	34,171
CVS Health Corp.
5.05%	03/25/48	95,000	88,995
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	45,000	39,803
Embecta Corp.
5.00%	02/15/30[2]	28,000	24,124

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
6.75%	02/15/30[2]	$53,000	$48,312
Encompass Health Corp.
4.50%	02/01/28	20,000	18,700
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[2]	30,000	26,077
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[2,3]	109,000	89,495
HCA, Inc.
3.50%	09/01/30	69,000	61,504
3.63%	03/15/32[2]	195,000	171,654
5.25%	04/15/25	12,000	12,000
5.25%	06/15/49	110,000	99,366
5.50%	06/15/47	15,000	14,230
5.63%	09/01/28	14,000	14,132
Medline Borrower LP
3.88%	04/01/29[2]	115,000	100,337
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[2]	35,000	30,058
ModivCare, Inc.
5.88%	11/15/25[2]	48,000	46,082
Molina Healthcare, Inc.
3.88%	11/15/30[2]	35,000	30,613
3.88%	05/15/32[2]	161,000	136,945
Option Care Health, Inc.
4.38%	10/31/29[2]	72,000	64,103
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31[2]	104,000	92,542
Prestige Brands, Inc.
3.75%	04/01/31[2]	116,000	98,425
Prime Healthcare Services, Inc.
7.25%	11/01/25[2]	108,000	96,120
Tenet Healthcare Corp.
4.88%	01/01/26	65,000	63,789
Universal Health Services, Inc.
1.65%	09/01/26	15,000	13,170

			2,444,900

Health Care REITs — 0.19%
Healthcare Reality Holdings LP
2.00%	03/15/31	40,000	31,259
3.10%	02/15/30	30,000	26,006
Healthcare Realty Holdings LP
2.05%	03/15/31	5,000	3,803
3.63%	01/15/28	70,000	63,685

			124,753

Industrials — 1.51%
Advanced Drainage Systems, Inc.
6.38%	06/15/30[2]	14,000	13,734
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[2,3]	90,000	71,047
Artera Services LLC
9.03%	12/04/25[2]	38,000	32,900

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 154

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Ball Corp.
4.00%	11/15/23	$38,000	$37,620
6.88%	03/15/28	91,000	94,413
Berry Global, Inc.
1.65%	01/15/27	5,000	4,382
4.88%	07/15/26[2]	50,000	48,786
5.50%	04/15/28[2]	115,000	114,710
Boeing Co. (The)
1.43%	02/04/24	60,000	58,004
4.88%	05/01/25	10,000	9,985
Energizer Holdings, Inc.
4.38%	03/31/29[2]	46,000	40,538
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36[1]	325,000	274,462
OT Merger Corp.
7.88%	10/15/29[2]	123,000	74,086
TransDigm, Inc.
6.75%	08/15/28[2]	97,000	98,031
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[2,3]	30,000	28,776

			1,001,474

Information Technology — 1.14%
Broadcom, Inc.
2.60%	02/15/33[2]	101,000	79,287
Fiserv, Inc.
5.60%	03/02/33	130,000	135,040
Gen Digital, Inc.
6.75%	09/30/27[2]	65,000	65,422
NCR Corp.
5.13%	04/15/29[2]	42,000	36,499
5.25%	10/01/30[2]	72,000	58,844
Netflix, Inc.
5.88%	02/15/25	50,000	51,075
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	18,000	18,563
Oracle Corp.
2.88%	03/25/31	15,000	12,841
3.80%	11/15/37	10,000	8,310
3.95%	03/25/51	124,000	93,307
5.55%	02/06/53	90,000	85,724
6.90%	11/09/52	95,000	106,686

			751,598

Insurance — 1.13%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[2]	77,000	64,102
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
6.75%	10/15/27[2]	66,000	61,463
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	55,000	44,516

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Athene Global Funding
1.61%	06/29/26[2]	$30,000	$26,093
1.99%	08/19/28[2]	100,000	81,183
3.21%	03/08/27[2]	25,000	23,005
(SOFR Index plus 0.70%)
5.46%	05/24/24[1,2]	30,000	29,729
Brown & Brown, Inc.
4.95%	03/17/52	45,000	38,187
Farmers Exchange Capital II
6.15%	11/01/53[2,4]	50,000	49,684
Farmers Insurance Exchange
4.75%	11/01/57[2,4]	25,000	19,615
HUB International Ltd.
7.00%	05/01/26[2]	15,000	14,813
Metropolitan Life Global Funding I
4.30%	08/25/29[2]	150,000	145,967
Nationwide Mutual Insurance Co.
7.16%	12/15/24[2,4]	75,000	74,712
Teachers Insurance & Annuity Association of America
4.27%	05/15/47[2]	65,000	55,168
Willis North America, Inc.
2.95%	09/15/29	25,000	22,054

			750,291

Materials — 0.59%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[2]	30,000	24,009
Axalta Coating Systems, LLC
3.38%	02/15/29[2]	76,000	65,918
Clearwater Paper Corp.
4.75%	08/15/28[2]	72,000	64,742
International Flavors & Fragrances, Inc.
2.30%	11/01/30[2]	161,000	129,320
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29[2,3]	45,000	37,410
Valvoline, Inc.
3.63%	06/15/31[2]	80,000	68,023

			389,422

Office REITs — 0.05%
Hudson Pacific Properties LP
3.25%	01/15/30	45,000	28,904
5.95%	02/15/28	5,000	3,869

			32,773

Residential REITs — 0.30%
American Homes 4 Rent LP
3.63%	04/15/32	75,000	65,071
Invitation Homes Operating Partnership LP
2.00%	08/15/31	65,000	49,973
2.70%	01/15/34	105,000	80,770

			195,814

See accompanying Notes to Financial Statements.

155 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Retail — 0.37%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[2]	$92,000	$75,719
FirstCash, Inc.
5.63%	01/01/30[2]	51,000	47,115
Michaels Cos., Inc. (The)
7.88%	05/01/29[2]	93,000	65,188
Papa John’s International, Inc.
3.88%	09/15/29[2]	70,000	60,247

			248,269

Retail REITs — 0.04%
Brixmor Operating Partnership LP
4.05%	07/01/30	30,000	26,710

Services — 0.64%
Adtalem Global Education, Inc.
5.50%	03/01/28[2]	41,000	38,926
Global Payments, Inc.
5.40%	08/15/32	40,000	39,204
5.95%	08/15/52	8,000	7,653
HealthEquity, Inc.
4.50%	10/01/29[2]	75,000	67,166
Hertz Corp. (The)
4.63%	12/01/26[2]	3,000	2,731
5.00%	12/01/29[2]	99,000	82,489
Upbound Group, Inc.
6.38%	02/15/29[2]	74,000	62,345
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[2]	30,000	28,414
Waste Pro USA, Inc.
5.50%	02/15/26[2]	102,000	93,910

			422,838

Specialized REITs — 0.41%
Blackstone Property Partners Europe Holdings SARL (EMTN)
(Luxembourg)
1.63%	04/20/30[3]	100,000	75,823
CubeSmart LP
2.50%	02/15/32	80,000	64,499
Extra Space Storage LP
2.35%	03/15/32	105,000	82,640
2.55%	06/01/31	15,000	12,193
Life Storage LP
2.40%	10/15/31	45,000	36,450

			271,605

Transportation — 0.12%
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	86,913	80,072

Total Corporates (Cost $20,166,241)			19,438,981

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED — 50.98%**

Non-Agency Commercial Mortgage-Backed — 2.84%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48[2,4]	$1,500,000	$34,582
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2019-BPR, Class AMP
3.29%	11/05/32[2]	100,000	91,336
BCRR Trust,
Series 2016-FRR3, Class E
(-1.00 X LIBOR USD 1-Month plus 18.35%)
6.36%	05/26/26[1,2]	88,636	81,234
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class F
(LIBOR USD 1-Month plus 2.40%)
7.08%	09/15/36[1,2]	100,000	92,350
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.94%	10/10/47[4]	3,951,973	40,193
Citigroup Commercial Mortgage Trust,
Series 2016-P4, Class XA (IO)
1.89%	07/10/49[4]	1,961,103	89,180
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.45%	04/15/47[2,4]	213,551	861
Commercial Mortgage Trust,
Series 2012-CR3, Class XA (IO)
1.23%	10/15/45[4]	2,233,129	4,751
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.13%	10/10/46[4]	1,584,370	3,982
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.60%	02/10/37[2,4]	1,667,987	15,671
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.54%	09/15/37[2,4]	9,783,817	99,131
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XA (IO)
0.81%	04/15/50[4]	1,638,557	16,901
CSMC,
Series 2018-SITE, Class B
4.53%	04/15/36[2]	100,000	96,133
European Loan Conduit No. 36 DAC,
Series 36A, Class E
(Ireland)
(3 month Euribor plus 3.35%)
6.03%	02/17/30[1,2,3]	97,119	98,494
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[2,4]	940,000	5,296
GS Mortgage Securities Trust,
Series 2013-GC16, Class XB (IO)
0.15%	11/10/46[4]	45,024,000	49,324
GS Mortgage Securities Trust,
Series 2014-GC24, Class XA (IO)
0.70%	09/10/47[4]	2,654,825	21,018

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 156

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.71%	07/10/48[4]	$4,633,928	$60,962
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51[2]	53,709	52,584
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C15, Class XA (IO)
0.98%	11/15/45[4]	6,741,453	12,368
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class A3
3.67%	04/15/47	27,282	26,891
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.80%	09/15/47[4]	7,381,439	54,285
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.81%	11/15/47[4]	4,523,493	44,797
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class XA (IO)
0.93%	01/15/48[4]	2,453,086	27,483
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8, Class XEF (IO)
1.81%	06/15/51[2,4]	1,157,000	85,282
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class XA (IO)
0.11%	01/15/46[4]	3,177,000	124
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class XA (IO)
0.83%	12/15/46[4]	4,808,076	8,083
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-ICON, Class C
4.54%	01/05/34[2]	72,000	69,510
Ladder Capital Commercial Mortgage Mortgage Trust,
Series 2013-GCP, Class XA (IO)
1.16%	02/15/36[2,4]	1,417,012	63,122
Med Trust,
Series 2021-MDLN, Class G
(LIBOR USD 1-Month plus 5.25%)
9.94%	11/15/38[1,2]	99,704	91,430
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class XB (IO)
0.28%	05/15/46[2,4]	12,532,749	12,198
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
0.95%	12/15/47[4]	2,664,285	29,198
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43[2,4]	220,000	158,029
SMRT,
Series 2022-MINI, Class E
(CME Term SOFR 1-Month plus 2.70%)
7.53%	01/15/39[1,2]	100,000	90,379

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.60%	07/15/58[4]	$3,114,445	$32,814
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class XA (IO)
1.58%	11/15/49[4]	1,177,169	46,724
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XB (IO)
0.54%	05/15/45[2,4]	10,000,000	23,750
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.65%	06/15/46[4]	1,936,670	5,571
WF-RBS Commercial Mortgage Trust,
Series 2013-C17, Class XA (IO)
1.03%	12/15/46[4]	5,249,030	15,848
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class XA (IO)
1.00%	08/15/47[4]	3,177,123	30,003

			1,881,872

Non-Agency Mortgage-Backed — 32.32%
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.76%)
5.61%	03/25/37[1]	372,133	179,086
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-HE1, Class A1
(LIBOR USD 1-Month plus 0.30%)
5.15%	01/25/37[1]	593,208	324,017
Ajax Mortgage Loan Trust,
Series 2021-C, Class A (STEP-reset date 04/25/23)
2.12%	01/25/61[2]	329,096	309,205
Alternative Loan Trust,
Series 2005-10CB, Class 1A8
5.50%	05/25/35	338,439	287,214
Alternative Loan Trust,
Series 2005-59, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
5.44%	11/20/35[1]	341,311	305,208
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37	326,209	208,632
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
3.84%	02/25/47[1]	720,158	295,873
APS Resecuritization Trust,
Series 2016-3, Class 3MZ
2.33%	09/27/46[2,4]	386,852	205,703
Banc of America Funding Trust,
Series 2006-7, Class T2A3
5.69%	10/25/36[4]	234,010	199,276
Banc of America Funding Trust,
Series 2015-R3, Class 1A2
3.95%	03/27/36[2,4]	413,201	329,317

See accompanying Notes to Financial Statements.

157 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
BRAVO Residential Funding Trust,
Series 2021-A, Class A1 (STEP-reset date 04/25/23)
1.99%	10/25/59[2]	$303,900	$288,821
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(LIBOR USD 1-Month plus 0.24%)
5.09%	10/25/36[1]	175,000	150,163
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A3
(LIBOR USD 1-Month plus 0.14%)
4.99%	12/25/36[1]	114,091	108,662
CIM Trust,
Series 2020-R6, Class A1
2.25%	12/25/60[2,4]	338,914	285,550
CIM Trust,
Series 2021-NR1, Class A1 (STEP-reset date 05/25/23)
2.57%	07/25/55[2]	249,435	239,575
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 05/25/23)
2.57%	07/25/59[2]	125,745	120,321
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56[2,4]	405,809	352,827
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[2,4]	71,570	62,808
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61[2,4]	115,000	70,081
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/23)
5.00%	07/25/62[2]	93,125	85,896
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 05/25/23)
6.00%	06/25/62[2]	340,928	329,899
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(LIBOR USD 1-Month plus 1.75%)
6.60%	10/25/37[1,2]	240,000	212,418
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AF6A (STEP-reset date 05/25/23)
6.13%	08/25/35	345,474	294,521
COLT Mortgage Loan Trust,
Series 2021-2, Class A1
0.92%	08/25/66[2,4]	108,185	86,659
COLT Mortgage Loan Trust,
Series 2021-HX1, Class A1
1.11%	10/25/66[2,4]	347,586	278,257
Conseco Finance Corp.,
Series 1999-5, Class A5
7.86%	03/01/30[4]	72,995	30,581
Credit Suisse Mortgage Capital Trust,
Series 2015-12R, Class 2A2
3.19%	11/30/37[2,4]	99,879	91,027

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2021-RPL4, Class A1
1.80%	12/27/60[2,4]	$223,808	$205,585
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/23)
3.53%	02/25/37	238,664	145,031
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/23)
3.29%	03/25/37	837,488	320,776
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
7.00%	08/25/37[4]	440,928	290,860
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61[2,4]	302,213	278,635
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-AR3, Class 2A5
(LIBOR USD 1-Month plus 0.40%)
5.25%	06/25/37[1]	327,340	279,923
Ellington Financial Mortgage Trust,
Series 2021-3, Class A1
1.24%	09/25/66[2,4]	89,131	69,759
Fannie Mae Connecticut Avenue Securities,
Series 2019-R04, Class 2B1
(LIBOR USD 1-Month plus 5.25%)
10.10%	06/25/39[1,2]	187,531	190,650
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(LIBOR USD 1-Month plus 3.75%)
8.60%	09/25/39[1,2]	74,721	72,814
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B1
(SOFR30A plus 2.75%)
7.31%	12/25/41[1,2]	150,000	137,164
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
10.06%	12/25/41[1,2]	215,000	190,303
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
4.96%	12/25/37[1]	288,961	251,878
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
5.29%	01/25/38[1]	749,483	402,119
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
4.95%	03/25/37[1]	543,926	266,005
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
6.61%	12/25/33[1,2]	120,000	113,477

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 158

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
6.41%	01/25/42[1,2]	$150,000	$142,150
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
7.06%	01/25/42[1,2]	200,000	184,695
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.28%	04/19/36[4]	182,640	138,144
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
(LIBOR USD 1-Month plus 0.44%)
5.29%	06/25/45[1]	105,220	95,694
GSAA HOME EQUITY TRUST
Series 2007-4, Class A2
5.25%	03/25/37[1]	1,039,752	310,837
GSAA Home Equity Trust,
Series 2006-1, Class A3
(LIBOR USD 1-Month plus 0.66%)
5.51%	01/25/36[1]	251,701	111,056
GSAA Home Equity Trust,
Series 2006-10, Class AF3
5.98%	06/25/36[4]	588,777	159,899
GSAA Home Equity Trust,
Series 2006-6, Class AF3
5.73%	03/25/36[4]	543,339	163,747
GSAA Home Equity Trust,
Series 2007-5, Class 2A1B
(LIBOR USD 1-Month plus 0.28%)
5.13%	04/25/47[1]	1,739,354	311,541
GSAA Trust,
Series 2006-7, Class AF3 (STEP-reset date 05/25/23)
6.72%	03/25/46	706,278	290,891
GSAMP Trust,
Series 2007-NC1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
5.00%	12/25/46[1]	256,373	125,013
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
4.31%	05/25/37[4]	174,415	148,436
HarborView Mortgage Loan Trust,
Series 2005-3, Class 1A
(LIBOR USD 1-Month plus 0.52%)
5.28%	06/19/35[1]	314,702	179,192
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(LIBOR USD 1-Month plus 0.36%)
5.12%	05/19/46[1]	333,764	173,857
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.91%)
4.05%	07/19/47[1]	317,428	125,257

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37	$235,276	$182,077
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 1A
(LIBOR USD 1-Month plus 0.14%)
4.99%	12/25/36[1]	207,841	174,351
Impac CMB Trust,
Series 2004-4, Class 1A2
(LIBOR USD 1-Month plus 0.62%)
5.47%	09/25/34[1]	45,844	45,312
Impac CMB Trust,
Series 2004-6, Class 1A2
(LIBOR USD 1-Month plus 0.78%)
5.63%	10/25/34[1]	86,358	83,497
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
3.35%	12/25/35[4]	222,368	193,359
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	31,873	31,519
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A4
6.75%	02/25/28	13,418	13,273
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	31,767	32,100
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A5
6.96%	09/25/28[4]	76,570	75,131
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 1A19
6.50%	03/25/36	210,384	119,935
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6 (STEP-reset date 05/25/23)
4.22%	03/25/47	621,652	435,792
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A3
(LIBOR USD 1-Month plus 0.32%)
5.17%	10/25/36[1]	399,047	119,492
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(LIBOR USD 1-Month plus 0.38%)
5.23%	07/25/36[1]	263,192	172,960
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(LIBOR USD 1-Month plus 0.39%)
5.24%	01/25/47[1]	446,423	190,645
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.30%)
5.15%	03/25/47[1]	233,738	201,255

See accompanying Notes to Financial Statements.

159 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A1
(LIBOR USD 1-Month plus 0.40%)
5.25%	03/25/36[1,5,6]	$2,403,348	$251,595
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
5.06%	05/25/37[1]	153,478	144,551
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
5.13%	05/25/37[1]	300,000	231,380
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.66%)
5.51%	04/25/37[1,5,6]	1,696,107	74,870
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
6.01%	08/25/35[1]	629,458	612,588
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(LIBOR USD 1-Month plus 0.37%)
5.22%	05/25/37[1]	444,871	129,612
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	68,563	67,417
Mid-State Trust XI,
Series 11, Class B
8.22%	07/15/38	4,057	4,038
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
5.15%	06/25/36[1]	626,139	322,417
Morgan Stanley Home Equity Loan Trust,
Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.14%)
4.99%	12/25/36[1]	622,628	308,866
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
4.19%	09/25/34[4]	110,024	104,546
Morgan Stanley Mortgage Loan Trust,
Series 2006-15XS, Class A4A (STEP-reset date 05/25/23)
6.70%	11/25/36	427,783	100,427
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[4]	919,302	283,599
Morgan Stanley Mortgage Loan Trust,
Series 2007-11AR, Class 2A3
2.72%	06/25/37[4]	132,948	75,465
New Residential Mortgage Loan Trust,
Series 2022-NQM2, Class A2
3.70%	03/27/62[2,4]	250,000	199,871

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust,
Series 2015-4R, Class 2A2
(LIBOR USD 1-Month plus 0.31%)
2.13%	10/26/36[1,2]	$369,373	$310,228
Oakwood Mortgage Investors, Inc.,
Series 2002-A, Class A3
6.03%	05/15/24[4]	24,460	24,444
OBX Trust,
Series 2022-NQM1, Class A1
2.31%	11/25/61[2,4]	253,164	217,814
Option One Mortgage Loan Trust,
Series 2006-3, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
4.99%	02/25/37[1]	188,274	126,185
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 04/25/23)
6.50%	06/25/52[2]	197,000	181,401
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A2
6.50%	08/25/52[2,4]	180,000	166,242
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 04/25/23)
2.95%	10/25/25[2]	74,273	72,594
PRPM LLC,
Series 2021-4, Class A1 (STEP-reset date 04/25/23)
1.87%	04/25/26[2]	195,060	186,506
PRPM LLC,
Series 2021-5, Class A1 (STEP-reset date 04/25/23)
1.79%	06/25/26[2]	96,407	90,881
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 04/25/23)
2.36%	10/25/26[2]	134,851	127,936
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 04/25/23)
3.72%	02/25/27[2]	192,989	184,437
PRPM LLC,
Series 2022-4, Class A2 (STEP-reset date 04/25/23)
5.00%	08/25/27[2]	170,000	155,270
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26[2,4]	81,340	76,366
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.61%	03/25/35[4]	115,651	58,693
Residential Accredit Loans Trust,
Series 2006-QS5, Class A6
6.00%	05/25/36	285,746	230,502
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A5
(LIBOR USD 1-Month plus 0.55%)
5.40%	01/25/37[1]	323,983	225,698
Residential Asset Securities Corp.,
Series 2005-KS11, Class M3
(LIBOR USD 1-Month plus 0.66%)
5.51%	12/25/35[1]	164,736	154,901

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 160

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2005-A5, Class A8
5.50%	05/25/35	$379,313	$275,259
SG Mortgage Securities Trust,
Series 2006-OPT2, Class A3D
(LIBOR USD 1-Month plus 0.21%)
5.06%	10/25/36[1]	250,000	179,346
Starwood Mortgage Residential Trust,
Series 2021-6, Class A1
1.92%	11/25/66[2,4]	214,351	177,605
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
4.82%	09/25/34[4]	88,123	84,451
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1B
(LIBOR USD 1-Month plus 0.17%)
5.02%	02/25/36[1]	330,515	273,110
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(LIBOR USD 1-Month plus 0.42%)
5.27%	08/25/36[1]	389,593	304,400
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 1.10%)
5.95%	07/25/34[1,2]	61,142	52,971
Towd Point Mortgage Trust,
Series 2017-4, Class A2
3.00%	06/25/57[2,4]	350,000	310,638
TRK Trust,
Series 2021-INV2, Class A1
1.97%	11/25/56[2,4]	275,119	227,486
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/23)
2.24%	02/27/51[2]	100,665	94,669
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
5.08%	01/25/37[1]	540,127	245,680

			21,404,638

U.S. Agency Commercial Mortgage-Backed — 0.95%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.04%	07/25/39[4]	257,021	5,136
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
0.77%	07/25/33[4]	535,000	44,600
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K028, Class X3 (IO)
2.92%	06/25/41[4]	919,460	1,937
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X3 (IO)
1.66%	07/25/41[4]	5,999,569	2,602

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K034, Class X1 (IO)
0.04%	07/25/23[4]	$5,399,448	$879
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K040, Class X3 (IO)
2.04%	11/25/42[4]	1,100,000	30,994
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K047, Class X3 (IO)
1.49%	06/25/43[4]	1,676,868	49,041
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K724, Class X1 (IO)
0.24%	11/25/23[4]	12,275,770	14,148
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC04, Class X1 (IO)
1.25%	12/25/26[4]	2,244,724	56,665
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.21%	06/25/27[4]	1,926,433	57,741
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class XPT2 (IO)
0.36%	08/25/24	961,349	2,996
FREMF Mortgage Trust,
Series 2017-K66, Class X2A (IO)
0.10%	06/25/27[2]	26,399,463	83,265
FREMF Mortgage Trust,
Series 2017-K726, Class X2B (IO)
0.10%	07/25/49[2]	25,000,000	24,560
Ginnie Mae,
Series 2009-114, Class IO (IO)
0.02%	10/16/49[4]	4,380,818	126
Ginnie Mae,
Series 2010-148, Class IO (IO)
0.29%	09/16/50[4]	1,394,985	13,704
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.63%	12/16/51[4]	2,088,578	32,612
Ginnie Mae,
Series 2012-125, Class IO (IO)
0.17%	02/16/53[4]	6,895,554	40,655
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.27%	04/16/53[4]	3,091,730	9,825
Ginnie Mae,
Series 2013-156, Class IO (IO)
0.25%	06/16/55[4]	3,594,590	19,639
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.02%	02/16/46[4]	1,341,284	17,351

See accompanying Notes to Financial Statements.

161 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-63, Class IO (IO)
0.74%	09/16/51[4]	$4,364,723	$81,791
Ginnie Mae,
Series 2013-74, Class IO (IO)
0.45%	12/16/53[4]	937,354	9,686
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55[4]	865,998	6,237
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.91%	11/16/54[4]	517,470	12,814
Ginnie Mae,
Series 2015-47, Class IO (IO)
0.37%	10/16/56[4]	533,227	7,642

			626,646

U.S. Agency Mortgage-Backed — 14.87%
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
4.96%	05/25/23[1]	3	3
Fannie Mae REMICS,
Series 2000-45, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
3.19%	12/18/30[1]	29,350	1,095
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31[1]	226	224
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[1]	2,396	2,430
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
1.25%	10/25/25[1]	131,311	1,174
Fannie Mae REMICS,
Series 2006-125, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
2.35%	01/25/37[1]	438,023	54,195
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
1.20%	11/25/36[1]	532,016	45,244
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
1.57%	05/25/40[1]	510,718	56,585
Freddie Mac REMICS,
Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23[1]	616	616

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 1673, Class SD
(-2.16 X US Treasury Yield Curve Rate T Note Constant Maturity 10-Year plus 19.39%, 18.31% Cap)
11.20%	02/15/24[1]	$4,058	$4,130
Freddie Mac REMICS,
Series 3247, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 0.15% Cap)
0.15%	08/15/36[1]	6,995,886	22,469
Freddie Mac REMICS,
Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
1.44%	03/15/37[1]	486,738	40,674
Ginnie Mae (TBA)
4.50%	04/20/53	300,000	295,608
5.00%	04/20/53	175,000	175,232
Ginnie Mae,
Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
5.07%	11/26/23[1]	1,749	1,745
UMBS (TBA)
2.00%	05/01/53	1,650,000	1,365,406
2.50%	05/01/53	1,400,000	1,208,267
3.00%	05/01/53	425,000	381,620
4.00%	05/01/53	1,375,000	1,315,918
4.50%	04/15/53	1,525,000	1,494,160
4.50%	05/01/53	400,000	392,043
5.00%	04/01/53	625,000	623,389
5.00%	05/01/53	925,000	922,435
5.50%	04/01/53	1,425,000	1,439,501

			9,844,163

Total Mortgage-Backed
(Cost $40,082,933)			33,757,319

MUNICIPAL BONDS — 0.18%*

California — 0.06%
California Health Facilities Financing Authority Revenue Bonds, Series A
3.00%	08/15/51	20,000	15,477
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35	15,000	11,608
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41	20,000	15,490

			42,575

Florida — 0.02%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.86%	10/01/35	15,000	12,360

New York — 0.10%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	5,000	4,496

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 162

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	$75,000	$58,356

			62,852

Total Municipal Bonds
(Cost $144,608)			117,787

U.S. TREASURY SECURITIES — 0.96%

U.S. Treasury Bonds — 0.73%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[10]	473,657	483,082

U.S. Treasury Notes — 0.23%
U.S. Treasury Notes
3.63%	03/31/28	155,000	155,285

Total U.S. Treasury Securities
(Cost $636,835)			638,367

Total Bonds — 92.43%
(Cost $68,799,062)			61,210,114

Issues		Shares	Value

COMMON STOCK — 0.11%

Communications — 0.04%
Intelsat Emergence SA3,5,6
(Luxembourg)		1,041	27,066

Financials — 0.07%
AGNC Investment Corp.		4,500	45,360

Total Common Stock
(Cost $90,024)			72,426

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,8
(Luxembourg)		108	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,8
(Luxembourg)		108	—

			—

Total Rights
(Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 21.24%

Money Market Funds — 1.62%
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[11]		20,064	20,064

Issues	Maturity Date	Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[11]		1,054,000	$1,054,000

			1,074,064

U.S. Treasury Bills — 19.62%
U.S. Treasury Bills
4.58%[12]	06/01/23	$10,000,000	9,925,508
4.76%[12]	08/03/23	1,000,000	984,055
4.59%[12]	05/11/23	2,090,000	2,080,062

			12,989,625

Total Short-Term Investments
(Cost $14,061,455)			14,063,689

Total Investments - 113.78%
(Cost $82,950,541)			75,346,229

Liabilities in Excess of Other Assets - (13.78)%			(9,125,568)

Net Assets - 100.00%			$66,220,661

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $458,294, which is 0.69% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Represents the current yield as of March 31, 2023.
[12]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

163 / Annual Report March 2023

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2023

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligation

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

Currency to be Purchased	Currency to be Sold	Counterparty		Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 78,601	EUR 72,000	Goldman Sachs International		04/13/23	$319

USD 341,930	EUR 317,000	Citibank N.A.		04/13/23	(2,725)

NET UNREALIZED DEPRECIATION					$(2,406)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	74	06/30/23	$8,103,578	$164,005	$164,005
U.S. Treasury Two-Year Note	34	06/30/23	7,019,406	63,090	63,090

			15,122,984	227,095	227,095

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	44	06/21/23	(5,330,188)	(148,812)	(148,812)
U.S. Treasury Ultra Bond	13	06/21/23	(1,834,625)	(79,105)	(79,105)
Euro-Bobl Future [1]		06/08/23	(128,071)	650	650
Euro-Bund Future [1]		06/08/23	(147,583)	(5,351)	(5,351)

			(7,440,467)	(232,618)	(232,618)

TOTAL FUTURES CONTRACTS			$7,682,517	$(5,523)	$(5,523)

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	09/20/53	USD-SOFR- COMPOUND	Annual	3.00%	Annual	$80	$(1,805)	$—	$(1,805)
Interest Rate Swap[1]	09/20/53	USD-SOFR- COMPOUND	Annual	3.00%	Annual	76	(1,714)	—	(1,714)

TOTAL SWAPS CONTRACTS						$156	$(3,519)	$—	$(3,519)

[1]	Centrally cleared.

See accompanying Notes to Financial Statements

Annual Report March 2023 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 113.37%

ASSET-BACKED SECURITIES — 4.98%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
5.95%	12/27/44[1,2]	$13,969,419	$13,754,237
AGL CLO 1 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.46%	10/20/34[1,2,3]	24,800,000	24,007,466
AGL CLO 17 Ltd.,
Series 2022-17A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.33%)
5.98%	01/21/35[1,2,3]	30,520,000	29,904,473
AIG CLO LLC,
Series 2020-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
5.95%	04/15/34[1,2,3]	38,800,000	37,961,338
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.92%	10/17/34[1,2,3]	7,050,000	6,878,882
Allegro CLO XIII Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.51%	07/20/34[1,2,3]	9,250,000	8,946,600
AMMC CLO 15 Ltd.,
Series 2014-15A, Class AR3
(Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
5.91%	01/15/32[1,2,3]	27,800,000	27,366,125
AMMC CLO 22 Ltd.,
Series 2018-22A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.45%)
6.27%	04/25/31[1,2,3]	19,750,000	19,163,721
AMMC CLO 26 Ltd.,
Series 2023-26A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.95%)
7.09%	04/15/36[1,2,3]	8,250,000	8,191,177
AMSR Trust,
Series 2020-SFR1, Class A
1.82%	04/17/37[1]	13,986,580	13,124,130
AMSR Trust,
Series 2021-SFR1, Class G
4.61%	06/17/38[1,4]	15,250,000	12,777,185
Apidos CLO XVIII,
Series 2018-18A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.47%	10/22/30[1,2,3]	6,700,000	6,530,892

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.06%)
5.87%	04/20/31[1,2,3]	$21,345,000	$21,130,568
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
5.76%	07/20/29[1,2,3]	17,662,794	17,545,337
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
6.03%	01/20/32[1,2,3]	19,110,000	18,894,076
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
5.30%	04/25/35[1,2]	1,395,826	1,326,980
BCRED MML CLO, LLC,
Series 2022-1A, Class A1
(CME Term SOFR 3-Month plus 1.65%)
6.29%	04/20/35[1,2]	48,400,000	46,631,464
BlueMountain CLO Ltd.,
Series 2014-2A, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
6.56%	10/20/30[1,2,3]	1,830,000	1,782,347
BlueMountain CLO XXXII Ltd.,
Series 2021-32A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.49%	10/15/34[1,2,3]	25,000,000	24,067,500
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.98%)
5.79%	07/20/29[1,2,3]	12,711,842	12,549,766
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
5.55%	12/26/35[2]	17,599	17,376
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
6.16%	02/25/35[2]	9,696,234	9,624,361
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
5.82%	10/27/36[2]	19,913,776	19,656,648
Carvana Auto Receivables Trust,
Series 2021-N1, Class R
0.00%	01/10/28[1]	40,871	5,390,161
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28[1]	43,250	18,082,202

See accompanying Notes to Financial Statements.

165 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Catskill Park CLO Ltd.,
Series 2017-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.51%	04/20/29[1,2,3]	$6,000,000	$5,884,260
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
6.16%	04/20/34[1,2,3]	4,950,000	4,705,198
Cedar Funding V CLO Ltd.,
Series 2016-5A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
6.54%	07/17/31[1,2,3]	7,000,000	6,821,500
Cedar Funding VIII CLO Ltd.,
Series 2017-8A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	10/17/34[1,2,3]	9,350,000	9,040,739
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.55%)
6.37%	10/24/30[1,2,3]	3,475,000	3,393,244
CIFC Funding Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.41%	10/20/34[1,2,3]	9,000,000	8,631,900
CIFC Funding Ltd.,
Series 2021-6A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	10/15/34[1,2,3]	20,000,000	19,226,000
CIFC Funding Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
5.98%	04/17/35[1,2,3]	25,000,000	24,427,750
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
5.43%	06/25/42[1,2]	8,495,085	7,369,749
Clear Creek CLO,
Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
6.01%	10/20/30[1,2,3]	25,516,769	25,289,925
College Loan Corp. Trust,
Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.49%)
5.32%	01/15/37[2]	1,478,023	1,349,308

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
5.68%	11/15/28[1,2,3]	$6,817,705	$6,733,165
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
6.11%	11/15/28[1,2,3]	1,500,000	1,455,510
Dryden 65 CLO Ltd.,
Series 2018-65A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.39%	07/18/30[1,2,3]	3,500,000	3,387,650
Dryden 83 CLO Ltd.,
Series 2020-83A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
6.01%	01/18/32[1,2,3]	29,220,000	28,890,282
Dryden 92 CLO Ltd.,
Series 2021-92A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.57%	11/20/34[1,2,3]	22,500,000	21,402,000
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
5.69%	04/15/29[1,2,3]	19,973,912	19,749,405
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
6.04%	01/15/34[1,2,3]	23,850,000	23,372,284
Eaton Vance CLO Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
6.54%	10/15/30[1,2,3]	5,000,000	4,870,500
Eaton Vance CLO Ltd.,
Series 2020-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	10/15/34[1,2,3]	25,000,000	24,098,750
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.35%)
6.20%	07/26/66[1,2]	30,878,320	30,553,117
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
5.65%	04/26/32[1,2]	5,625,919	5,561,619
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
5.90%	03/25/36[2]	4,527,744	4,523,327

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
6.20%	03/25/36[1,2]	$6,086,873	$6,075,933
Elmwood CLO XI Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.41%	10/20/34[1,2,3]	16,000,000	15,377,120
FirstKey Homes Trust,
Series 2021-SFR1, Class F1
3.24%	08/17/38[1]	12,416,000	10,732,624
FirstKey Homes Trust,
Series 2021-SFR2, Class F1
2.91%	09/17/38[1]	12,677,000	10,910,161
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
5.91%	07/19/34[1,2,3]	52,500,000	51,270,450
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	11,860,794	11,465,575
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
5.41%	08/25/42[2]	1,393,613	1,276,815
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
5.50%	09/25/41[1,2]	11,779,432	11,402,582
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
5.96%	10/20/34[1,2,3]	36,180,000	35,331,181
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
5.91%	10/29/29[1,2,3]	3,835,224	3,807,725
Golub Capital Partners CLO 64B Ltd.,
Series 2022-64A, Class B
(United Kingdom)
(CME Term SOFR 3-Month plus 3.30%)
7.29%	10/25/35[1,2,3]	8,800,000	8,820,222
Golub Capital Partners CLO 66B Ltd.,
Series 2023-66A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.95%)
0.00%	04/25/36[1,2,3]	20,000,000	19,915,000
HPS Loan Management Ltd.
Series 15A-19, Class A1R
(United Kingdom)
(CME Term SOFR 3-Month plus 1.32%)
5.97%	01/22/35[1,2,3]	35,720,000	34,798,174

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
HPS Loan Management Ltd.,
Series 2021-16A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.52%	01/23/35[1,2,3]	$19,250,000	$18,510,800
HPS Loan Management Ltd.,
Series 2023-17A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.90%)
6.52%	04/23/36[1,2,3]	17,400,000	17,358,188
Invesco U.S. CLO Ltd.,
Series 2023-2A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.80%)
6.66%	04/21/36[1,2,3]	12,600,000	12,566,194
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	524,199	488,151
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	32,745,309	29,287,672
LCM XVIII LP,
Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
6.03%	07/15/27[1,2,3]	2,793,353	2,792,124
LCM XX LP,
Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
5.85%	10/20/27[1,2,3]	1,568,137	1,563,957
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
5.69%	04/20/28[1,2,3]	5,538,292	5,527,044
Lehman Brothers Small Balance Commercial Mortgage Trust,
Series 2007-1A, Class 2A3
5.62%	03/25/37[1,4]	223,575	222,056
Lucali CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.21%)
6.00%	01/15/33[1,2,3]	11,550,000	11,410,072
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
5.95%	04/19/33[1,2,3]	30,635,000	30,349,390
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class BR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
6.32%	07/21/30[1,2,3]	10,000,000	9,734,000

See accompanying Notes to Financial Statements.

167 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Madison Park Funding XXXVIII Ltd.,
Series 2021-38A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
5.91%	07/17/34[1,2,3]	$10,500,000	$10,254,856
Magnetite XXIII Ltd.,
Series 2019-23A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.47%	01/25/35[1,2,3]	20,000,000	19,236,000
Magnetite XXV Ltd.,
Series 2020-25A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
6.02%	01/25/32[1,2,3]	27,025,000	26,750,642
Navient Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
5.36%	06/25/31[2]	523,859	506,285
Navient Student Loan Trust,
Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
5.49%	03/25/83[2]	26,733,190	25,810,705
Navient Student Loan Trust,
Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
5.47%	03/25/83[2]	48,152,797	46,790,771
Navient Student Loan Trust,
Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
5.47%	03/25/83[2]	71,240,736	69,262,123
Navient Student Loan Trust,
Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
5.46%	03/25/83[2]	30,190,968	29,142,961
Navient Student Loan Trust,
Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
5.46%	03/25/83[2]	63,341,341	61,214,925
Navient Student Loan Trust,
Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
5.45%	04/25/40[2]	47,426,929	45,736,851
Navient Student Loan Trust,
Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
5.42%	11/26/40[2]	91,989,319	89,095,212
Navient Student Loan Trust,
Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
6.00%	03/25/66[1,2]	49,812,956	49,417,128
Nelnet Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
5.37%	08/23/36[1,2]	7,348,908	7,172,287

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
5.45%	10/27/36[1,2]	$6,298,310	$6,114,634
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
5.80%	11/25/48[1,2]	11,630,000	11,384,708
Nelnet Student Loan Trust,
Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
5.40%	07/25/46[1,2]	37,037,131	35,725,689
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
5.44%	04/25/46[1,2]	70,307,157	67,791,928
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
5.75%	06/25/54[1,2]	8,890,000	8,565,742
Neuberger Berman Loan Advisers CLO 33 Ltd.,
Series 2019-33A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.39%	10/16/33[1,2,3]	23,000,000	22,362,900
Neuberger Berman Loan Advisers CLO 36 Ltd.,
Series 2020-36A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
6.06%	04/20/33[1,2,3]	25,455,000	25,081,804
Neuberger Berman Loan Advisers CLO 47 Ltd.,
Series 2022-47A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
5.93%	04/14/35[1,2,3]	32,185,000	31,595,950
NYACK Park CLO Ltd.,
Series 2021-1A, Class B1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.41%	10/20/34[1,2,3]	20,000,000	19,315,340
OCP CLO Ltd.,
Series 2020-19A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.51%	10/20/34[1,2,3]	15,500,000	14,980,750
Octagon 66 Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.94%)
6.71%	08/16/33[1,2,3]	45,000,000	44,946,900
Octagon 67 Ltd.,
Series 2023-1A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.80%)
6.57%	04/25/36[1,2,3]	21,210,000	21,153,836

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 20-R Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.57%	05/12/31[1,2,3]	$17,500,000	$17,093,947
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.49%	10/15/34[1,2,3]	18,800,000	18,105,114
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	07/15/36[1,2,3]	7,250,000	6,980,445
Octagon Investment Partners XXI Ltd.,
Series 2014-1A, Class A2R3
(Cayman Islands)
(LIBOR USD 3-Month plus 1.40%)
6.27%	02/14/31[1,2,3]	1,470,000	1,423,913
OHA Credit Funding 3 Ltd.,
Series 2019-3A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.14%)
5.95%	07/02/35[1,2,3]	33,250,000	32,585,332
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
5.93%	02/24/37[1,2,3]	6,960,000	6,832,702
Palmer Square CLO Ltd.,
Series 2020-3A, Class A1AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
5.94%	11/15/31[1,2,3]	8,400,000	8,300,250
Palmer Square CLO Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	10/15/34[1,2,3]	19,500,000	18,769,920
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A1A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.39%)
6.20%	01/20/34[1,2,3]	61,000,000	59,862,350
PHEAA Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
5.45%	10/25/41[1,2]	70,029,627	67,834,254
Progress Residential Trust,
Series 2019-SFR3, Class F
3.87%	09/17/36[1]	4,000,000	3,818,144
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38[1]	21,439,000	18,731,426

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust,
Series 2021-SFR6, Class E2
2.53%	07/17/38[1]	$3,973,000	$3,431,338
Progress Residential Trust,
Series 2021-SFR6, Class F
3.42%	07/17/38[1]	10,437,000	9,159,209
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38[1]	8,896,000	7,800,621
Progress Residential Trust,
Series 2021-SFR7, Class F
3.83%	08/17/40[1]	23,777,000	20,025,014
Progress Residential Trust,
Series 2021-SFR8, Class E1
2.38%	10/17/38[1]	10,400,000	8,835,376
Progress Residential Trust,
Series 2021-SFR8, Class E2
2.53%	10/17/38[1]	11,375,000	9,643,744
Progress Residential Trust,
Series 2021-SFR8, Class F
3.18%	10/17/38[1]	61,665,000	52,449,002
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38[1]	19,482,000	16,036,834
Progress Residential,
Series 2021-SFR1, Class E
2.11%	04/17/38[1]	3,000,000	2,576,133
Progress Residential,
Series 2021-SFR3, Class E1
2.54%	05/17/26[1]	3,055,000	2,665,355
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26[1]	3,190,000	2,824,522
Rad CLO 18 Ltd.,
Series 2023-18A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.95%)
6.67%	04/15/36[1,2,3]	29,590,000	29,461,224
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
5.89%	04/20/34[1,2,3]	32,680,000	31,775,418
Regatta XIV Funding Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.85%)
6.67%	10/25/31[1,2,3]	1,900,000	1,865,021
Regatta XX Funding Ltd.,
Series 2021-2A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.49%	10/15/34[1,2,3]	17,000,000	16,424,550

See accompanying Notes to Financial Statements.

169 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.02%)
5.81%	10/15/29[1,2,3]	$25,168,228	$24,937,788
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
6.00%	10/20/30[1,2,3]	4,610,000	4,566,887
Rockford Tower CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.57%	08/20/32[1,2,3]	20,000,000	19,401,640
Rockford Tower CLO Ltd.,
Series 2020-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
6.09%	01/20/32[1,2,3]	23,840,000	23,597,905
Rockford Tower CLO Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.80%)
6.61%	01/20/32[1,2,3]	4,200,000	4,083,887
Scholar Funding Trust,
Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
5.93%	03/28/46[1,2]	15,898,823	15,564,080
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
6.05%	01/20/34[1,2,3]	40,840,000	39,984,810
Sixth Street CLO XX Ltd.,
Series 2021-20A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.46%	10/20/34[1,2,3]	25,000,000	24,091,250
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	28,437,682	25,670,562
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
5.15%	08/15/31[2]	196,170	171,585
SLC Student Loan Trust,
Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
6.47%	12/15/32[2]	7,315,109	7,320,437
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
5.46%	12/15/68[2]	36,743	34,941

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
5.62%	03/15/33[1,2]	$3,252,130	$3,107,825
SLM Student Loan Trust,
Series 2005-9, Class A7A
(LIBOR USD 3-Month plus 0.60%)
5.42%	01/25/41[2]	41,128,714	39,734,020
SLM Student Loan Trust,
Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
4.99%	01/25/41[2]	22,583,476	21,601,280
SLM Student Loan Trust,
Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
4.98%	01/25/41[2]	25,103,645	23,881,540
SLM Student Loan Trust,
Series 2007-1, Class A6
(LIBOR USD 3-Month plus 0.14%)
4.96%	01/27/42[2]	24,425,141	23,145,921
SLM Student Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
5.04%	01/27/42[2]	2,855,061	2,553,852
SLM Student Loan Trust,
Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
5.67%	04/27/43[2]	3,582,461	3,323,510
SLM Student Loan Trust,
Series 2007-7, Class A4
(LIBOR USD 3-Month plus 0.33%)
5.15%	01/25/22[2]	195,251	188,020
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	01/25/83[2]	38,874,000	34,332,992
SLM Student Loan Trust,
Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
5.82%	10/25/21[2]	12,448	12,092
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	04/26/83[2]	2,260,000	2,102,296
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
6.47%	07/25/22[2]	1,422,454	1,412,876
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	04/25/73[2]	8,849,000	8,495,839
SLM Student Loan Trust,
Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
6.52%	07/25/23[2]	20,813,296	20,715,207

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/25/73[2]	$37,199,000	$34,777,170
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
5.92%	07/25/23[2]	9,388,854	9,145,520
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[2]	31,424,000	29,162,383
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[2]	17,206,000	15,977,683
SLM Student Loan Trust,
Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
6.32%	04/25/23[2]	1,916,774	1,899,278
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/75[2]	625,000	609,023
SLM Student Loan Trust,
Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
6.32%	04/25/23[2]	42,682,545	42,455,608
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/83[2]	45,100,000	44,532,834
SLM Student Loan Trust,
Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
5.60%	01/25/45[1,2]	111,588,743	107,208,629
SLM Student Loan Trust,
Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
6.00%	10/25/34[2]	1,538,922	1,532,724
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
5.80%	09/25/28[2]	477,095	455,046
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
5.55%	01/25/29[2]	10,082,818	9,727,191
SLM Student Loan Trust,
Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
5.50%	12/27/38[2]	11,661,121	11,347,327
SLM Student Loan Trust,
Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
5.50%	05/26/26[2]	17,538,572	16,852,698

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	$17,450,000	$16,121,270
Symphony CLO XXIX Ltd.,
Series 2021-29A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.65%)
6.44%	01/15/34[1,2,3]	14,500,000	14,202,358
Trestles CLO IV Ltd.,
Series 2021-4A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
5.99%	07/21/34[1,2,3]	40,000,000	39,103,600
U.S. Small Business Administration,
Series 2022-25F, Class 1
4.01%	06/01/47	69,173,721	67,467,344
United Auto Credit Securitization Trust,
Series 2022-2, Class R1
0.00%	04/10/29[1]	33,600	3,800,517
Voya CLO Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
6.54%	01/15/35[1,2,3]	17,500,000	16,789,150
Voya CLO Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.50%	07/19/34[1,2,3]	11,825,000	11,411,125

Total Asset-Backed Securities
(Cost $3,249,325,217)			3,190,369,009

BANK LOANS — 1.54%*

Automotive — 0.01%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	04/30/26[2]	7,529,354	7,504,244

Communications — 0.18%
CenturyLink, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.17%	03/15/27[2]	11,695,472	7,770,179
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.18%	04/15/27[2]	5,877,841	5,211,088
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.32%	01/17/28[2]	9,301,681	8,638,936
Diamond Sports Group, LLC,
Term Loan, 2nd Lien
(SOFR plus 3.40%)
8.03%	08/24/26[2]	66,032,174	3,782,983

See accompanying Notes to Financial Statements.

171 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
EW Scripps Co.,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
6.78%	10/02/24[2]	$3,927,506	$3,912,287
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	05/01/28[2]	18,434,411	17,558,777
Intelsat Jackson Holdings SA,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
9.08%	02/01/29[2,3]	5,038,997	4,996,997
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.60%	04/11/25[2]	26,200,492	26,218,309
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	03/09/27[2]	42,781,678	34,993,487
(SOFR plus 4.25%)
9.06%	03/09/27[2]	4,202,397	3,345,108

			116,428,151

Consumer Discretionary — 0.08%
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.09%	01/24/29[2,3]	44,517,497	39,453,631
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[2]	1,212,526	929,602
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.48%	07/31/28[2]	1,343,491	1,300,674
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.91%	10/01/26[2]	7,569,238	7,508,343

			49,192,250

Electric — 0.07%
CommScope, Inc.,
Term Loan B2, 1st Lien (France)
(LIBOR plus 3.25%)
8.09%	04/06/26[2,3]	41,089,934	39,632,474
Homer City Generation LP,
Term Loan, 1st Lien (France)
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	6,509,147	4,371,966

			44,004,440

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Entertainment — 0.08%
Alpha Topco Ltd. - Delta 2 (Lux) Sarl,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.05%	01/15/30[2]	$1,243,525	$1,245,602
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
9.50%	02/28/25[2]	6,702,692	1,057,785
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% - 14.80%	09/07/23[2,3]	8,564,918	8,700,201
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.41%	08/01/27[2]	37,765,956	37,007,427
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.60%	05/16/25[2]	2,104,128	2,090,104

			50,101,119

Finance — 0.10%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
8.68%	02/27/26[2,3]	1,443,618	1,311,526
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
7.01%	12/01/27[2]	8,801,026	8,821,181
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.46%	04/09/27[2]	8,413,608	8,168,225
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	10/23/28[2]	20,863,602	20,369,760
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
7.16%	11/06/28[2]	16,790,000	16,808,889
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(LIBOR plus 2.00%)
6.68%	04/28/28[2]	10,080,899	9,910,784

			65,390,365

Food — 0.04%
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
7.08%	08/03/25[2]	22,849,834	22,891,306

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Gaming — 0.04%
Churchill Downs, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
6.85%	03/17/28[2]	$12,740,000	$12,686,938
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.81%	01/26/29[2]	3,278,788	3,235,573
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
9.16%	04/26/28[2]	964,955	937,415
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[2]	3,442,659	3,439,870
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
7.96%	04/13/29[2,3]	5,300,383	5,268,342

			25,568,138

Health Care — 0.23%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
6.98%	11/08/27[2]	21,304,784	21,316,502
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
6.51%	01/15/25[2]	6,520,459	6,531,348
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.36%	05/10/27[2]	7,342,837	7,149,060
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
6.74%	11/15/27[2]	25,921,440	25,440,856
Horizon Therapeutics USA, Inc.,
Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
7.06%	05/22/26[2]	628,170	628,289
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
6.56%	03/15/28[2]	29,098,117	29,077,603
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/05/28[2]	39,742,668	39,639,138
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.75%	06/02/28[2]	9,492,323	9,500,202

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	02/01/28[2]	$9,666,913	$9,566,232
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29[2]	744,375	740,653
Prestige Brands, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.00%)
6.86%	07/03/28[2]	354,545	354,030

			149,943,913

Industrials — 0.25%
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.94%	10/16/28[2]	1,097,387	919,978
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.06%	05/14/29[2]	2,003,078	2,005,162
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
6.51%	07/01/26[2]	69,960,448	69,807,584
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.84%	08/02/27[2]	30,886,989	29,795,442
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[2]	2,377,449	2,359,618
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.41%	04/15/28[2]	27,745,800	25,545,142
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.15%	08/24/28[2]	19,429,295	19,400,151
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	08/12/24[2]	10,138,389	8,780,554

			158,613,631

Information Technology — 0.25%
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.25%)
8.06%	12/06/27[2]	5,539,264	5,232,860

See accompanying Notes to Financial Statements.

173 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.25%	02/15/29[2,3,7]	$7,109,611	$6,674,148
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[2,3]	10,569,932	10,553,707
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
7.37% - 7.64%	07/06/29[2]	4,689,326	4,642,433
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.72% - 8.99%	10/01/27[2]	17,945,518	17,182,833
NortonLifeLock, Inc.,
Term Loan A, 1st Lien
(SOFR plus 2.00%)
6.58%	09/10/27[2]	20,023,349	19,622,882
Term Loan B, 1st Lien
(SOFR plus 2.10%)
6.91%	09/12/29[2]	21,195,618	21,012,806
Open Text Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.30%	08/24/29[2]	4,284,999	4,279,193
Oracle Corp.,
Term Loan 1, 1st Lien
(SOFR plus 1.60%)
6.46%	08/16/27[2]	59,289,814	58,993,365
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.52%	09/23/26[2]	3,988,685	3,981,426
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 3.25%)
7.99%	08/31/28[2,3]	935,488	916,516
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	04/24/28[2]	3,121,234	3,034,885
Renaissance Holding Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.22%	03/14/30[2]	2,426,084	2,363,722
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	10/07/27[2]	1,386,256	1,372,401

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.99%	03/03/28[2]	$3,200,343	$2,699,713

			162,562,890

Insurance — 0.03%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.24%	02/15/27[2]	19,822,602	19,236,150
Asurion LLC,
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
7.99%	12/23/26[2]	1,259,690	1,171,966
HUB International Ltd.,
Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
8.06%	04/25/25[2]	569,846	569,236

			20,977,352

Retail — 0.13%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.56%	04/20/28[2]	4,340,781	4,414,335
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
6.99%	02/19/28[2]	47,936,324	47,440,423
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
6.59%	11/19/26[2,3]	20,265,115	20,104,717
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.51%	03/15/28[2]	8,673,309	8,648,027

			80,607,502

Services — 0.04%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.63%	01/29/27[2]	3,354,665	3,300,152
Aramark Services, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
6.49%	03/11/25[2]	2,287,785	2,285,646
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	2,077,315	2,057,840
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	4,500,849	4,458,653

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
PowerTeam Services LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.19%	03/06/25[2]	$2,476,546	$2,110,735
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	12/15/28[2]	4,990,528	4,919,313
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
8.61%	02/23/29[2]	2,860,666	2,809,403
Trans Union LLC,
Term Loan B6, 1st Lien (Luxembourg)
(LIBOR plus 2.25%)
6.99%	12/01/28[2,3]	3,158,177	3,139,749
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	11/02/27[2]	4,097,239	3,793,797

			28,875,288

Transportation — 0.01%
United Airlines, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.56%	04/21/28[2]	4,949,495	4,925,366

Total Bank Loans
(Cost $1,060,038,246)			987,585,955

CORPORATES — 30.08%*

Automobile Components — 0.00%
Ford Motor Credit Co. LLC
3.37%	11/17/23	1,144,000	1,123,980

Banking — 7.92%
ABN AMRO Bank NV
(Netherlands)
2.47%	12/13/29[1,3,4]	7,000,000	5,904,797
Bank of America Corp.
0.98%	04/22/25[4]	2,330,000	2,220,332
1.73%	07/22/27[4]	250,485,000	224,683,061
2.30%	07/21/32[4]	16,018,000	12,916,992
2.57%	10/20/32[4]	8,676,000	7,096,943
2.59%	04/29/31[4]	39,817,000	33,748,662
2.69%	04/22/32[4]	30,574,000	25,557,005
2.97%	02/04/33[4]	10,007,000	8,439,991
3.42%	12/20/28[4]	12,681,000	11,799,024
Bank of America Corp.
(MTN)
0.81%	10/24/24[4]	6,000,000	5,833,948
1.90%	07/23/31[4]	29,920,000	23,981,428
1.92%	10/24/31[4]	21,386,000	17,102,658
2.02%	02/13/26[4]	1,898,000	1,779,679
2.09%	06/14/29[4]	275,019,000	236,817,731
2.50%	02/13/31[4]	19,900,000	16,868,902

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.55%	02/04/28[4]	$33,035,000	$30,114,211
3.97%	03/05/29[4]	353,000	334,947
(LIBOR USD 3-Month plus 0.65%)
5.61%	12/01/26[2]	50,000,000	47,027,670
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	317,702,000	286,640,879
2.65%	03/11/32[4]	5,640,000	4,715,497
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	150,785,000	128,167,250
2.13%	10/13/26[3,4]	10,150,000	10,101,114
2.19%	06/05/26[1,3,4]	32,674,000	29,079,860
2.59%	09/11/25[1,3,4]	21,389,000	19,878,082
2.88%	04/02/32[3,4]	223,214,000	202,568,108
3.09%	05/14/32[1,3,4]	164,312,000	132,238,436
3.87%	01/12/29[1,3,4]	17,646,000	15,724,814
4.19%	04/01/31[1,3,4]	32,176,000	28,646,293
4.28%	01/09/28[1,3]	16,207,000	14,707,852
6.37%	07/15/26[1,3,4]	40,805,000	39,795,272
6.44%	08/11/28[1,3,4]	3,392,000	3,358,080
6.54%	08/12/33[1,3,4]	162,059,000	166,110,475
7.75%	03/01/29[3,4]	13,350,000	15,913,344
9.02%	11/15/33[1,3,4]	102,474,000	121,944,060
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33[3]	22,735,000	16,163,903
Discover Bank
(BKNT)
4.20%	08/08/23	15,255,000	15,167,744
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	122,145,000	114,077,516
1.13%	09/16/26[1,3,4]	7,581,000	6,808,364
1.61%	03/30/28[1,3,4]	5,940,000	5,173,468
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	22,349,000	19,720,737
1.75%	07/24/27[3,4]	15,500,000	16,837,272
2.01%	09/22/28[3,4]	185,957,000	160,034,551
2.21%	08/17/29[3,4]	203,805,000	171,813,701
2.63%	11/07/25[3,4]	17,045,000	16,126,335
2.80%	05/24/32[3,4]	56,564,000	46,290,640
3.97%	05/22/30[3,4]	2,650,000	2,401,307
4.29%	09/12/26[3,4]	5,000,000	4,796,624
4.76%	06/09/28[3,4]	3,116,000	3,018,869
6.25%	03/09/34[3,4]	7,000,000	7,324,178
6.33%	03/09/44[3,4]	38,998,000	41,258,598
ING Groep NV
(Netherlands)
4.02%	03/28/28[3,4]	31,185,000	29,784,451
JPMorgan Chase & Co.
0.77%	08/09/25[4]	41,694,000	39,193,412
0.97%	06/23/25[4]	136,630,000	129,451,837
1.47%	09/22/27[4]	33,219,000	29,391,559

See accompanying Notes to Financial Statements.

175 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
1.58%	04/22/27[4]	$120,391,000	$108,210,871
2.01%	03/13/26[4]	41,645,000	39,270,948
2.58%	04/22/32[4]	35,604,000	30,010,725
3.70%	05/06/30[4]	8,100,000	7,538,173
4.02%	12/05/24[4]	162,035,000	160,500,880
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	21,375,000	18,983,594
3.57%	11/07/28[3,4]	2,073,000	1,899,398
3.75%	03/18/28[3,4]	19,130,000	17,829,362
3.87%	07/09/25[3,4]	27,225,000	26,477,287
3.90%	03/12/24[3]	27,591,000	27,059,395
4.05%	08/16/23[3]	10,510,000	10,435,619
4.98%	08/11/33[3,4]	59,300,000	57,335,735
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	70,515,000	65,751,305
1.34%	01/12/27[1,3,4]	25,515,000	22,786,998
1.63%	09/23/27[1,3,4]	35,840,000	31,511,619
2.69%	06/23/32[1,3,4]	2,100,000	1,682,068
2.87%	01/14/33[1,3,4]	112,140,000	90,928,119
4.44%	06/21/33[1,3,4]	19,355,000	17,610,411
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	114,332,000	112,085,748
4.52%	06/25/24[3,4]	21,305,000	21,204,158
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[4]	136,758,000	135,136,471
6.04%	10/28/33[4]	6,665,000	7,037,346
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	176,904,000	167,285,834
1.53%	08/21/26[3,4]	39,934,000	35,661,599
1.67%	06/14/27[3,4]	33,865,000	29,510,864
2.47%	01/11/28[3,4]	23,406,000	20,620,555
2.90%	03/15/32[3,4]	5,941,000	4,802,155
3.82%	11/03/28[3,4]	2,200,000	2,013,234
4.80%	11/15/24[3,4]	114,250,000	112,694,409
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	27,746,000	27,435,744
U.S. Bancorp
4.84%	02/01/34[4]	141,678,000	137,516,121
5.85%	10/21/33[4]	34,035,000	35,632,870
Wells Fargo & Co.
2.19%	04/30/26[4]	9,129,000	8,561,726
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	49,673,000	46,759,931
2.39%	06/02/28[4]	133,700,000	120,480,759
2.88%	10/30/30[4]	168,638,000	146,526,727
3.35%	03/02/33[4]	277,057,000	240,501,775
3.53%	03/24/28[4]	117,849,000	111,321,123
3.58%	05/22/28[4]	10,285,000	9,697,555

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
5.01%	04/04/51[4]	$6,515,000	$6,143,390

			5,081,105,064

Communications — 3.45%
AT&T, Inc.
4.30%	12/15/42	30,960,000	26,970,115
4.75%	05/15/46	49,060,000	44,339,338
4.85%	03/01/39	4,620,000	4,341,260
5.25%	03/01/37	109,923,000	110,069,694
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27[1,3]	2,200,000	1,970,043
Cable One, Inc.
4.00%	11/15/30[1]	49,155,000	40,307,100
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%	02/01/31[1]	3,725,000	3,054,500
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	06/01/33[1]	21,796,000	17,409,119
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	10,000,000	7,627,557
2.80%	04/01/31	15,987,000	12,888,525
4.80%	03/01/50	127,389,000	96,977,424
5.38%	04/01/38	2,030,000	1,775,271
5.38%	05/01/47	116,802,000	96,121,460
5.75%	04/01/48	33,533,000	29,292,752
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.13%	07/01/49	14,837,000	11,737,847
5.25%	04/01/53	33,378,000	27,086,497
CommScope, Inc.
4.75%	09/01/29[1]	56,180,000	47,233,335
Cox Communications, Inc.
2.60%	06/15/31[1]	9,790,000	8,093,560
CSC Holdings LLC
4.50%	11/15/31[1]	10,835,000	7,802,611
4.63%	12/01/30[1]	4,879,000	2,427,302
5.38%	02/01/28[1]	22,749,000	18,658,873
5.75%	01/15/30[1]	8,315,000	4,386,163
6.50%	02/01/29[1]	77,712,000	64,611,117
7.50%	04/01/28[1]	5,318,000	3,395,011
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26[1,8,9]	117,716,000	6,621,525
Frontier Communications Holdings LLC
5.00%	05/01/28[1]	12,696,000	11,033,757
6.75%	05/01/29[1]	2,406,000	1,909,089
8.63%	03/15/31[1]	46,794,000	45,857,618
8.75%	05/15/30[1]	5,000,000	4,985,425
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[3]	63,777,000	56,964,299
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,3]	123,530,000	113,736,721

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
5.50%	08/01/23†,3,5,6,8,9	$54,920,000	$—
8.50%	10/15/24†,1,3,5,6,8,9	149,759,000	—
9.75%	07/15/25†,1,3,5,6,8,9	45,708,000	—
Level 3 Financing, Inc.
3.63%	01/15/29[1]	7,205,000	3,985,227
3.75%	07/15/29[1]	26,801,000	14,324,330
4.25%	07/01/28[1]	20,145,000	11,388,972
10.50%	05/15/30[1]	12,664,300	12,110,237
Meta Platforms, Inc.
4.45%	08/15/52	51,470,000	45,373,423
Netflix, Inc.
4.63%	05/15/29	61,440,000	68,236,158
Netflix, Inc.,
Series REGS
3.63%	06/15/30	3,000,000	3,147,865
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[1]	1,820,000	1,556,100
Qwest Corp.
7.25%	09/15/25	4,044,000	3,760,920
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[1]	55,170,000	43,452,876
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	16,882,000	16,882,000
Sirius XM Radio, Inc.
3.88%	09/01/31[1]	2,215,000	1,724,344
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[1]	93,533,000	92,858,186
5.15%	03/20/28[1]	310,120,000	308,295,976
Tencent Holdings Ltd.
(Cayman Islands)
2.88%	04/22/31[1,3]	5,535,000	4,805,029
3.68%	04/22/41[1,3]	22,760,000	17,422,082
3.84%	04/22/51[1,3]	64,516,000	47,621,803
3.98%	04/11/29[1,3]	9,225,000	8,737,920
Time Warner Cable LLC
4.50%	09/15/42	18,977,000	14,591,546
5.50%	09/01/41	32,811,000	28,382,134
T-Mobile USA, Inc.
2.25%	02/15/26	11,701,000	10,920,938
2.55%	02/15/31	11,038,000	9,360,414
2.63%	04/15/26	61,941,000	58,032,839
2.63%	02/15/29	5,073,000	4,483,403
3.50%	04/15/31	10,613,000	9,547,253
3.75%	04/15/27	10,637,000	10,231,551
3.88%	04/15/30	294,115,000	276,203,958
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50[3]	5,000,000	4,091,426
4.88%	06/19/49[3]	116,422,500	105,276,625

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[1,3]	$18,626,000	$15,215,114
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32[3]	24,625,000	21,416,926
Zayo Group Holdings, Inc.
4.00%	03/01/27[1]	3,817,000	2,904,355
Ziggo BV
(Netherlands)
4.88%	01/15/30[1,3]	8,693,000	7,432,515

			2,213,459,353

Consumer Discretionary — 1.40%
Altria Group, Inc.
3.70%	02/04/51	995,000	671,231
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	24,780,000	24,414,455
5.15%	05/15/38[1,3]	12,881,000	12,527,390
5.30%	05/15/48[1,3]	18,831,000	17,614,029
BAT Capital Corp.
2.73%	03/25/31	6,395,000	5,191,549
3.56%	08/15/27	3,000	2,793
3.73%	09/25/40	3,182,000	2,277,797
4.39%	08/15/37	73,160,000	59,757,765
4.54%	08/15/47	138,420,000	103,264,924
4.76%	09/06/49	30,502,000	23,441,093
5.28%	04/02/50	5,356,000	4,408,243
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52[3]	100,765,000	50,491,932
4.00%	11/23/55[3]	8,700,000	6,218,121
Imperial Brands Finance Netherlands BV
(EMTN)
(Netherlands)
1.75%	03/18/33[3]	25,150,000	19,791,334
5.25%	02/15/31[3]	15,000,000	16,090,330
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	15,312,000	14,832,389
3.50%	07/26/26[1,3]	53,505,000	50,243,751
3.88%	07/26/29[1,3]	4,545,000	4,082,612
4.25%	07/21/25[1,3]	15,566,000	15,111,328
6.13%	07/27/27[1,3]	1,580,000	1,621,983
Imperial Brands Finance PLC
(EMTN)
(United Kingdom)
8.13%	03/15/24[3]	1,758,000	2,219,966
Reynolds American, Inc.
5.70%	08/15/35	34,320,000	32,554,941
5.85%	08/15/45	68,022,000	61,366,218
Spectrum Brands, Inc.
5.50%	07/15/30[1]	770,000	683,375

See accompanying Notes to Financial Statements.

177 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Consumer Discretionary (continued)
Triton Water Holdings, Inc.
6.25%	04/01/29[1]	$41,088,000	$32,704,404
WarnerMedia Holdings, Inc.
3.43%	03/15/24[1]	3,000,000	2,933,218
5.05%	03/15/42[1]	16,935,000	14,180,077
5.14%	03/15/52[1]	339,615,000	275,923,630
5.39%	03/15/62[1]	52,245,000	42,291,559

			896,912,437

Consumer Products — 0.02%
Newell Brands, Inc.
6.00%	04/01/46	3,935,000	3,220,916
6.38%	09/15/27	6,500,000	6,567,659
Spectrum Brands, Inc.
5.00%	10/01/29[1]	4,639,000	4,070,722

			13,859,297

Diversified REITs — 0.96%
American Tower Corp.
0.88%	05/21/29	8,755,000	7,662,781
0.95%	10/05/30	5,571,000	4,654,774
1.00%	01/15/32	15,023,000	12,076,993
1.88%	10/15/30	13,336,000	10,606,197
2.30%	09/15/31	11,598,000	9,306,295
2.70%	04/15/31	39,498,000	33,151,981
5.65%	03/15/33	50,302,000	51,806,370
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28[3]	15,838,000	13,677,320
Crown Castle, Inc.
2.50%	07/15/31	3,287,000	2,760,832
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32[3]	5,000,000	3,829,148
1.25%	02/01/31[3]	26,308,000	21,340,881
1.50%	03/15/30[3]	25,000,000	21,241,852
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31[3]	22,260,000	16,677,589
1.38%	07/18/32[3]	36,145,000	27,669,628
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	3,244,000	2,648,272
4.00%	01/15/30	29,995,000	26,672,454
4.00%	01/15/31	7,310,000	6,387,490
5.25%	06/01/25	6,644,000	6,509,791
5.30%	01/15/29	34,755,000	33,114,564
5.38%	04/15/26	78,873,000	76,617,585
5.75%	06/01/28	24,498,000	23,927,577
VICI Properties LP
5.13%	05/15/32	68,493,000	64,929,220
5.63%	05/15/52	39,592,000	35,696,959
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27[1]	5,422,000	5,009,982
3.88%	02/15/29[1]	45,791,000	40,760,630
4.13%	08/15/30[1]	10,930,000	9,604,737

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Diversified REITs (continued)
4.50%	09/01/26[1]	$8,763,000	$8,385,639
4.50%	01/15/28[1]	21,816,000	20,231,020
4.63%	06/15/25[1]	16,415,000	15,879,468
5.75%	02/01/27[1]	3,328,000	3,279,788

			616,117,817

Electric — 1.22%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50	1,460,000	1,160,655
Alliant Energy Finance LLC
3.75%	06/15/23[1]	31,081,000	30,978,652
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	4,515,000	4,023,956
American Electric Power Co., Inc.
2.03%	03/15/24	4,935,000	4,787,060
5.63%	03/01/33	4,610,000	4,781,965
5.75%	11/01/27	17,065,000	17,759,563
American Electric Power Co., Inc.,
Series J
4.30%	12/01/28	3,480,000	3,396,342
American Transmission Systems, Inc.
2.65%	01/15/32[1]	3,115,000	2,623,454
Appalachian Power Co.
4.45%	06/01/45	100,000	85,773
Appalachian Power Co.,
Series Z
3.70%	05/01/50	9,450,000	7,282,922
Arizona Public Service Co.
6.35%	12/15/32	14,689,000	16,019,585
Black Hills Corp.
4.35%	05/01/33	1,285,000	1,184,287
Consolidated Edison Co. of New York, Inc.
3.70%	11/15/59	1,740,000	1,307,408
Consolidated Edison Co. of New York, Inc.,
Series C
3.00%	12/01/60	1,854,000	1,223,582
Duke Energy Carolinas LLC
4.00%	09/30/42	11,040,000	9,478,124
4.25%	12/15/41	14,683,000	13,053,269
5.35%	01/15/53	18,611,000	19,450,723
Duke Energy Corp.
3.75%	09/01/46	9,965,000	7,743,047
3.85%	06/15/34	96,657,000	98,600,232
Duke Energy Progress LLC
5.35%	03/15/53	5,000,000	5,172,665
Empresas Publicas de Medellin ESP,
Series REGS
(Colombia)
4.38%	02/15/31[3]	1,000,000	723,895
Exelon Corp.
5.30%	03/15/33	5,000,000	5,091,687
FirstEnergy Corp.
2.65%	03/01/30	5,831,000	4,965,825

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Electric (continued)
FirstEnergy Corp.,
Series B
2.25%	09/01/30	$3,775,000	$3,126,983
FirstEnergy Corp.,
Series C
3.40%	03/01/50	27,555,000	18,933,925
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	50,514,000	45,633,819
4.35%	01/15/25[1]	23,330,000	22,982,433
4.55%	04/01/49[1]	13,175,000	11,156,021
5.45%	07/15/44[1]	24,625,000	23,575,003
Indiana Michigan Power Co.
5.63%	04/01/53	4,595,000	4,793,654
Jersey Central Power & Light Co.
2.75%	03/01/32[1]	820,000	693,435
4.30%	01/15/26[1]	8,645,000	8,491,698
4.70%	04/01/24[1]	49,765,000	49,454,697
6.40%	05/15/36	11,630,000	11,705,048
Metropolitan Edison Co.
4.00%	04/15/25[1]	35,719,000	34,110,645
4.30%	01/15/29[1]	18,381,000	17,666,763
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	1,825,000	1,553,308
New England Power Co.
5.94%	11/25/52[1]	20,670,000	22,945,591
NextEra Energy Capital Holdings, Inc.
4.63%	07/15/27	29,195,000	29,133,027
Niagara Mohawk Power Corp.
3.03%	06/27/50[1]	3,543,000	2,443,370
5.78%	09/16/52[1]	3,250,000	3,383,322
Oklahoma Gas and Electric Co.
5.40%	01/15/33	3,200,000	3,317,478
Pennsylvania Electric Co.
3.25%	03/15/28[1]	125,000	116,180
4.15%	04/15/25[1]	28,335,000	27,450,007
5.15%	03/30/26[1]	3,000,000	3,015,050
Public Service Co. of New Mexico
3.85%	08/01/25	14,390,000	13,980,585
Southwestern Electric Power Co.
3.25%	11/01/51	6,519,000	4,542,619
5.30%	04/01/33	25,000,000	25,208,181
Southwestern Electric Power Co.,
Series K
2.75%	10/01/26	26,488,000	24,614,443
Southwestern Electric Power Co.,
Series L
3.85%	02/01/48	19,395,000	15,129,259
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42[3]	24,850,000	23,824,317
4.50%	10/28/34[3]	5,000,000	5,840,556
4.75%	10/28/42[3]	44,446,000	52,384,549

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Electric (continued)
Tucson Electric Power Co.
4.85%	12/01/48	$8,755,000	$8,033,583

			780,134,220

Energy — 1.36%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%	04/01/28[1]	6,901,000	6,659,465
Boston Gas Co.
3.76%	03/16/32[1]	6,440,000	5,826,491
Ecopetrol SA
(Colombia)
8.88%	01/13/33[3]	5,000,000	5,050,000
Enbridge, Inc.
(Canada)
5.70%	03/08/33[3]	19,790,000	20,594,152
Energy Transfer LP
4.90%	03/15/35	5,160,000	4,833,407
5.00%	05/15/50	38,970,000	33,197,374
5.15%	03/15/45	48,691,000	42,251,773
5.35%	05/15/45	4,421,000	3,924,988
5.40%	10/01/47	127,860,000	114,038,508
6.13%	12/15/45	16,239,000	15,706,470
Energy Transfer Operating LP
5.25%	04/15/29	1,700,000	1,697,281
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	17,558,370	15,142,668
Hess Corp.
5.60%	02/15/41	20,424,000	19,709,602
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,3]	1,800,000	1,354,214
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	15,883,000	11,949,432
4.75%	04/19/27[3]	3,195,000	2,949,305
KazMunayGas National Co. JSC,
Series REGS (EMTN)
(Kazakhstan)
5.38%	04/24/30[3]	6,856,000	6,131,644
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27[3]	6,350,000	5,708,745
KeySpan Gas East Corp.
5.99%	03/06/33[1]	5,530,000	5,715,149
Kinder Morgan Energy Partners LP
4.70%	11/01/42	2,171,000	1,863,665
5.00%	08/15/42	5,775,000	5,152,209
5.40%	09/01/44	5,000,000	4,636,995
Kinder Morgan, Inc.
5.55%	06/01/45	2,306,000	2,186,308
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31	150,000	172,390

See accompanying Notes to Financial Statements.

179 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Energy (continued)
Occidental Petroleum Corp.
0.00%	10/10/36[10]	$6,011,000	$3,110,692
4.50%	07/15/44	2,139,000	1,722,748
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1,3]	44,071,000	38,903,618
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48[3]	7,570,000	4,723,882
6.75%	09/21/47[3]	132,414,000	86,176,474
6.95%	01/28/60[3]	50,590,000	32,731,730
7.69%	01/23/50[3]	32,409,000	22,894,961
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31	7,272,000	6,075,623
Plains All American Pipeline LP/PAA Finance Corp.
3.55%	12/15/29	31,332,000	28,077,617
3.80%	09/15/30	8,920,000	7,957,543
QatarEnergy,
Series REGS
(Qatar)
2.25%	07/12/31[3]	21,710,000	18,474,233
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	5,125,000	4,510,000
4.95%	07/15/29[1]	84,805,000	76,073,811
6.88%	04/15/40[1]	44,867,000	37,463,945
Sabine Pass Liquefaction LLC
4.50%	05/15/30	21,162,000	20,423,092
5.90%	09/15/37[1]	11,363,000	11,598,376
Southern Co. Gas Capital Corp.
4.40%	05/30/47	50,000	42,807
5.15%	09/15/32	18,420,000	18,619,587
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	16,442,000	16,787,282
TC PipeLines LP
4.38%	03/13/25	2,198,000	2,165,467
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	35,025,000	30,332,350
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	13,291,688	13,041,804
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	4,612,000	4,411,632
Venture Global Calcasieu Pass LLC
3.88%	11/01/33[1]	15,032,000	12,648,389
4.13%	08/15/31[1]	9,000,000	7,914,063
6.25%	01/15/30[1]	25,837,000	26,127,666
Williams Cos., Inc. (The)
5.40%	03/04/44	5,000,000	4,691,097

			874,152,724

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Finance — 5.43%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	$21,203,000	$19,038,162
3.00%	10/29/28[3]	56,990,000	49,741,748
3.30%	01/30/32[3]	141,856,000	117,231,250
3.88%	01/23/28[3]	5,015,000	4,648,504
Air Lease Corp.
2.20%	01/15/27	43,695,000	38,856,139
3.00%	09/15/23	28,655,000	28,244,808
3.25%	03/01/25	19,930,000	19,127,118
3.25%	10/01/29	5,000,000	4,387,454
3.63%	04/01/27	4,570,000	4,235,607
4.25%	09/15/24	5,554,000	5,442,657
4.63%	10/01/28	2,000,000	1,904,180
Air Lease Corp.
(MTN)
2.30%	02/01/25	35,195,000	33,339,622
2.88%	01/15/26	10,055,000	9,382,204
3.00%	02/01/30	2,000,000	1,712,849
Alta Wind Holdings LLC
7.00%	06/30/35[1,5,6]	3,062,778	2,954,705
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	171,755,000	145,490,566
2.88%	02/15/25[1,3]	35,755,000	33,521,259
3.25%	02/15/27[1,3]	17,880,000	15,954,972
3.95%	07/01/24[1,3]	35,499,000	34,531,154
4.38%	05/01/26[1,3]	7,405,000	6,956,669
Capital One Financial Corp.
1.34%	12/06/24[4]	114,655,000	110,624,588
2.64%	03/03/26[4]	2,265,000	2,100,459
Citigroup, Inc.
0.78%	10/30/24[4]	672,000	653,314
0.98%	05/01/25[4]	603,000	573,698
1.46%	06/09/27[4]	151,458,000	134,655,534
2.52%	11/03/32[4]	59,557,000	48,622,510
2.56%	05/01/32[4]	33,384,000	27,719,162
2.57%	06/03/31[4]	80,705,000	68,138,565
2.67%	01/29/31[4]	31,479,000	26,946,230
2.98%	11/05/30[4]	8,329,000	7,305,200
3.06%	01/25/33[4]	195,620,000	166,424,834
3.52%	10/27/28[4]	22,030,000	20,609,642
3.67%	07/24/28[4]	19,020,000	18,048,285
3.79%	03/17/33[4]	32,544,000	29,175,185
4.41%	03/31/31[4]	34,787,000	33,050,364
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	46,480,000	43,282,655
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32[3]	6,400,000	6,664,000
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	77,465,000	75,392,991
1.22%	12/06/23	192,325,000	186,960,242
1.43%	03/09/27[4]	190,495,000	170,402,073
1.54%	09/10/27[4]	109,860,000	96,751,314

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
1.76%	01/24/25[4]	$7,000,000	$6,786,669
1.95%	10/21/27[4]	43,982,000	39,298,022
1.99%	01/27/32[4]	1,047,000	836,081
2.38%	07/21/32[4]	106,909,000	87,180,091
2.62%	04/22/32[4]	23,920,000	19,940,063
2.65%	10/21/32[4]	22,022,000	18,210,953
3.27%	09/29/25[4]	84,987,000	82,319,789
3.50%	04/01/25	36,914,000	35,820,085
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[1]	6,295,000	5,651,510
JPMorgan Chase & Co.
0.56%	02/16/25[4]	7,895,000	7,573,347
0.65%	09/16/24[4]	9,861,000	9,642,091
0.82%	06/01/25[4]	30,872,000	29,280,050
1.04%	02/04/27[4]	14,461,000	12,911,637
1.56%	12/10/25[4]	163,875,000	153,853,401
1.76%	11/19/31[4]	16,624,000	13,204,958
1.95%	02/04/32[4]	38,991,000	31,393,060
2.55%	11/08/32[4]	42,989,000	35,728,781
2.74%	10/15/30[4]	10,809,000	9,443,302
2.95%	02/24/28[4]	45,925,000	42,677,685
2.96%	01/25/33[4]	47,277,000	40,498,088
3.54%	05/01/28[4]	3,944,000	3,732,866
Morgan Stanley
0.73%	04/05/24[4]	21,175,000	21,164,469
0.79%	05/30/25[4]	62,230,000	58,934,331
0.99%	12/10/26[4]	24,551,000	21,899,425
1.59%	05/04/27[4]	81,011,000	72,991,972
2.48%	01/21/28[4]	955,000	873,373
2.48%	09/16/36[4]	51,475,000	38,942,397
2.94%	01/21/33[4]	10,096,000	8,560,924
2.95%	05/07/32[4]	25,820,000	25,602,357
4.66%	03/02/29[4]	29,000,000	32,138,783
5.30%	04/20/37[4]	10,183,000	9,628,729
Morgan Stanley
(GMTN)
2.24%	07/21/32[4]	115,232,000	92,979,366
2.70%	01/22/31[4]	6,815,000	5,871,037
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	178,926,000	167,191,854
1.79%	02/13/32[4]	29,771,000	23,390,537
1.93%	04/28/32[4]	85,817,000	68,002,786
2.51%	10/20/32[4]	11,880,000	9,740,568
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,3,4]	107,650,000	97,963,226
4.30%	03/08/29[1,3,4]	13,000,000	12,033,793
4.36%	08/01/24[1,3,4]	104,478,000	103,620,957
ORIX Corp.
(Japan)
5.00%	09/13/27[3]	9,800,000	9,804,903
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24[1,3]	26,855,000	26,616,153

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
TIAA FSB Holdings, Inc.
5.75%	07/02/25	$4,045,000	$3,864,622
UBS Group AG
(Switzerland)
1.49%	08/10/27[1,3,4]	4,000,000	3,451,453
4.70%	08/05/27[1,3,4]	4,285,000	4,114,975
5.71%	01/12/27[1,3,4]	11,574,000	11,475,656
Vonovia SE
(Georgia)
1.00%	06/16/33[3]	1,900,000	1,296,810
1.50%	06/14/41[3]	6,600,000	3,771,278
Vonovia SE
(EMTN)
(Georgia)
1.63%	09/01/51[3]	12,900,000	6,419,876

			3,479,131,611

Food — 0.66%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[1,3]	22,699,000	18,820,748
4.38%	02/02/52[1,3]	63,603,000	46,113,748
5.50%	01/15/30[1,3]	26,622,000	25,437,853
5.75%	04/01/33[1,3]	62,800,000	60,391,996
6.50%	12/01/52[1,3]	34,350,000	32,968,807
Kraft Heinz Foods Co.
5.00%	07/15/35	14,791,000	14,743,077
5.00%	06/04/42	5,357,000	5,142,470
5.20%	07/15/45	44,342,000	43,034,301
6.50%	02/09/40	6,240,000	6,865,740
Pilgrim’s Pride Corp.
3.50%	03/01/32	76,497,000	61,782,335
4.25%	04/15/31	1,429,000	1,249,865
5.88%	09/30/27[1]	34,697,000	34,507,887
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[1]	38,167,000	31,030,864
Smithfield Foods, Inc.
2.63%	09/13/31[1]	14,435,000	10,914,638
3.00%	10/15/30[1]	8,890,000	7,081,408
4.25%	02/01/27[1]	24,855,000	23,440,348

			423,526,085

Health Care — 3.07%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[1,3]	4,545,000	4,510,912
Amgen, Inc.
4.88%	03/01/53	25,720,000	24,144,012
5.25%	03/02/33	5,341,000	5,489,089
5.60%	03/02/43	35,575,000	36,728,032
5.65%	03/02/53	59,960,000	62,450,054
5.75%	03/02/63	76,770,000	79,733,085
Bayer U.S. Finance II LLC
2.85%	04/15/25[1]	2,805,000	2,657,226

See accompanying Notes to Financial Statements.

181 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
3.95%	04/15/45[1]	$17,489,000	$13,317,607
4.25%	12/15/25[1]	17,152,000	16,792,581
4.38%	12/15/28[1]	119,521,000	115,614,766
4.40%	07/15/44[1]	69,196,000	57,192,231
4.63%	06/25/38[1]	46,534,000	42,641,407
4.88%	06/25/48[1]	76,416,000	68,612,694
5.50%	08/15/25[1]	13,932,000	13,840,406
5.50%	07/30/35[1]	3,820,000	3,875,438
Becton Dickinson & Co.
3.36%	06/06/24	1,013,000	994,643
Cedars-Sinai Health System,
Series 2021
2.29%	08/15/31	12,870,000	10,876,094
Centene Corp.
2.45%	07/15/28	31,858,000	27,731,560
2.50%	03/01/31	13,855,000	11,210,081
3.00%	10/15/30	138,275,000	116,563,202
4.25%	12/15/27	74,814,000	72,155,110
Cigna Group (The)
5.40%	03/15/33	31,257,000	32,474,072
CommonSpirit Health
2.76%	10/01/24	6,598,000	6,395,108
2.78%	10/01/30	19,835,000	16,944,710
3.35%	10/01/29	52,523,000	47,332,994
4.35%	11/01/42	2,860,000	2,451,667
CVS Health Corp.
4.78%	03/25/38	23,581,000	22,496,145
4.88%	07/20/35	22,450,000	21,997,063
5.05%	03/25/48	111,799,000	104,732,430
5.13%	07/20/45	60,105,000	57,071,252
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	16,506,000	14,599,834
Embecta Corp.
6.75%	02/15/30[1]	21,244,000	19,364,670
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31[3]	7,910,000	6,366,598
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[1]	67,592,000	58,752,933
Fresenius SE & Co. KGaA
(EMTN)
(Georgia)
2.88%	05/24/30[3]	8,000,000	7,871,732
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[1,3]	29,197,000	23,972,290
Grifols Escrow Issuer SA,
Series REGS
(Spain)
3.88%	10/15/28[3]	20,825,000	17,692,648
HCA, Inc.
2.38%	07/15/31	563,000	454,956
3.13%	03/15/27[1]	4,356,000	4,052,413
3.50%	09/01/30	52,030,000	46,377,550
3.63%	03/15/32[1]	89,143,000	78,470,574

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
4.13%	06/15/29	$10,936,000	$10,277,869
4.38%	03/15/42[1]	15,000,000	12,596,356
4.63%	03/15/52[1]	13,589,000	11,302,543
5.25%	06/15/26	30,209,000	30,258,988
5.25%	06/15/49	183,662,000	165,907,595
5.50%	06/15/47	41,777,000	39,633,422
5.63%	09/01/28	24,411,000	24,640,463
5.88%	02/15/26	8,915,000	9,055,857
5.88%	02/01/29	29,822,000	30,475,996
Illumina, Inc.
5.75%	12/13/27	4,480,000	4,592,968
Medline Borrower LP
3.88%	04/01/29[1]	2,627,000	2,292,058
Medtronic Global Holdings SCA
(Luxembourg)
1.50%	07/02/39[3]	7,850,000	6,089,085
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	1,700,000	1,459,944
ModivCare, Inc.
5.88%	11/15/25[1]	13,721,000	13,172,640
Molina Healthcare, Inc.
3.88%	11/15/30[1]	58,448,000	51,122,566
3.88%	05/15/32[1]	27,560,000	23,442,168
4.38%	06/15/28[1]	28,558,000	26,584,785
NYU Langone Hospitals,
Series 2020
3.38%	07/01/55	4,300,000	3,150,617
Organon & Co./Organon Foreign Debt Co.-Issuer BV
5.13%	04/30/31[1]	13,245,000	11,785,765
PerkinElmer, Inc.
0.55%	09/15/23	35,000,000	34,296,688
0.85%	09/15/24	12,935,000	12,130,607
Premier Health Partners,
Series G
2.91%	11/15/26	2,229,000	2,038,062
Royalty Pharma PLC
(United Kingdom)
0.75%	09/02/23[3]	11,885,000	11,651,762
1.75%	09/02/27[3]	11,295,000	9,894,281
Teleflex, Inc.
4.25%	06/01/28[1]	75,000	71,411
Tenet Healthcare Corp.
4.63%	06/15/28	1,465,000	1,369,775
4.88%	01/01/26	972,000	953,888
Teva Pharmaceutical Finance Netherlands II BV
(Netherlands)
7.88%	09/15/31[3]	3,840,000	4,319,871
Universal Health Services, Inc.
1.65%	09/01/26	45,000,000	39,510,308

			1,971,080,207

Health Care REITs — 0.17%
Healthcare Reality Holdings LP
2.00%	03/15/31	22,883,000	17,882,603
3.10%	02/15/30	35,467,000	30,744,471

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care REITs (continued)
Healthcare Realty Holdings LP
2.05%	03/15/31	$6,640,000	$5,050,191
2.40%	03/15/30	23,244,000	18,612,935
3.63%	01/15/28	18,119,000	16,484,482
3.88%	05/01/25	9,381,000	9,061,297
Physicians Realty LP
2.63%	11/01/31	4,632,000	3,653,974
3.95%	01/15/28	1,245,000	1,169,676
4.30%	03/15/27	8,717,000	8,426,545

			111,086,174

Hotel & Resort REITs — 0.00%
Host Hotels & Resorts LP,
Series H
3.38%	12/15/29	1,342,000	1,142,348

Industrial REITs — 0.17%
Prologis Euro Finance LLC
0.50%	02/16/32	14,021,000	10,696,413
0.63%	09/10/31	11,898,000	9,331,545
1.00%	02/06/35	8,648,000	6,196,826
1.00%	02/16/41	8,348,000	4,938,720
1.50%	02/08/34	5,000,000	3,914,255
Prologis Euro Finance LLC
(EMTN)
1.00%	02/08/29	2,720,000	2,411,772
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43	30,458,000	29,838,124
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29[3]	46,714,000	38,727,884

			106,055,539

Industrials — 0.89%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[1,3]	61,214,000	48,322,118
Artera Services LLC
9.03%	12/04/25[1]	50,815,000	43,995,316
Berry Global, Inc.
1.50%	01/15/27[1]	8,110,000	7,876,916
1.57%	01/15/26	46,115,000	41,922,990
1.65%	01/15/27	14,576,000	12,774,822
4.88%	07/15/26[1]	82,131,000	80,136,038
Boeing Co. (The)
1.43%	02/04/24	151,800,000	146,751,680
4.88%	05/01/25	19,940,000	19,909,541
Cellnex Finance Co. SA
(EMTN)
(Spain)
2.00%	09/15/32[3]	41,000,000	34,628,214
2.00%	02/15/33[3]	7,100,000	5,938,885
Energizer Holdings, Inc.
4.38%	03/31/29[1]	3,353,000	2,954,831

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
5.19%	05/05/26[2]	$1,785,000	$1,763,239
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36[2]	11,550,000	9,753,971
Heathrow Funding Ltd.
(EMTN)
(United Kingdom)
1.88%	03/14/34[3]	65,024,000	55,689,473
L3Harris Technologies, Inc.
3.95%	05/28/24	12,890,000	12,697,697
OT Merger Corp.
7.88%	10/15/29[1]	33,842,000	20,383,983
TransDigm, Inc.
6.75%	08/15/28[1]	11,680,000	11,804,181
Trivium Packaging Finance BV
(Netherlands)
8.50%	08/15/27[1,3]	11,980,000	10,897,224

			568,201,119

Information Technology — 0.81%
Broadcom, Inc.
2.60%	02/15/33[1]	46,272,000	36,324,405
3.14%	11/15/35[1]	19,662,000	15,189,319
3.42%	04/15/33[1]	51,741,000	43,334,542
3.50%	02/15/41[1]	3,445,000	2,600,423
Fidelity National Information Services, Inc.
4.50%	08/15/46	4,055,000	3,355,012
5.63%	07/15/52	1,700,000	1,635,342
Fiserv, Inc.
3.20%	07/01/26	5,905,000	5,608,358
5.60%	03/02/33	5,000,000	5,193,844
NCR Corp.
5.00%	10/01/28[1]	19,027,000	16,767,544
5.13%	04/15/29[1]	22,258,000	19,342,746
5.25%	10/01/30[1]	19,987,000	16,334,969
Open Text Corp.
(Canada)
6.90%	12/01/27[1,3]	4,194,000	4,325,063
Oracle Corp.
2.88%	03/25/31	86,459,000	74,016,973
3.60%	04/01/40	35,483,000	27,571,829
3.60%	04/01/50	37,887,000	26,911,810
3.65%	03/25/41	88,945,000	68,990,705
3.85%	07/15/36	35,336,000	30,240,392
3.95%	03/25/51	23,892,000	17,978,059
4.00%	11/15/47	20,255,000	15,478,073
4.13%	05/15/45	26,924,000	21,237,560
5.55%	02/06/53	2,492,000	2,373,598
6.25%	11/09/32	29,846,000	32,083,722
6.90%	11/09/52	26,240,000	29,467,809

			516,362,097

See accompanying Notes to Financial Statements.

183 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance — 1.18%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29[1]	$1,953,000	$1,668,610
6.00%	08/01/29[1]	2,000,000	1,665,000
7.00%	11/15/25[1]	2,012,000	1,889,610
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
6.75%	10/15/27[1]	10,790,000	10,048,187
Aon Corp.
2.80%	05/15/30	5,650,000	4,997,321
Aon Corp./Aon Global Holdings PLC
2.60%	12/02/31	1,745,000	1,467,256
3.90%	02/28/52	56,250,000	45,527,458
AssuredPartners, Inc.
5.63%	01/15/29[1]	3,724,000	3,222,508
Athene Global Funding
1.61%	06/29/26[1]	61,330,000	53,341,513
1.99%	08/19/28[1]	11,040,000	8,962,615
3.21%	03/08/27[1]	26,060,000	23,980,441
(SOFR Index plus 0.70%)
5.46%	05/24/24[1,2]	146,955,000	145,627,937
Farmers Exchange Capital
7.05%	07/15/28[1]	13,283,000	13,866,870
7.20%	07/15/48[1]	18,415,000	19,766,282
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	59,331,000	58,956,464
Farmers Exchange Capital III
5.45%	10/15/54[1,4]	80,605,000	73,708,945
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	23,060,000	18,093,082
Metropolitan Life Global Funding I
3.30%	03/21/29[1]	16,005,000	14,873,762
4.30%	08/25/29[1]	6,940,000	6,753,418
5.15%	03/28/33[1]	20,875,000	21,105,477
Nationwide Mutual Insurance Co.
7.16%	12/15/24[1,4]	42,571,000	42,407,733
New York Life Insurance Co.
3.75%	05/15/50[1]	572,000	462,984
Protective Life Global Funding
1.90%	07/06/28[1]	56,210,000	48,411,841
Teachers Insurance & Annuity Association of America
3.30%	05/15/50[1]	102,665,000	74,231,576
4.27%	05/15/47[1]	13,496,000	11,454,651
4.38%	09/15/54[1,4]	35,635,000	34,734,094
Willis North America, Inc.
2.95%	09/15/29	11,025,000	9,725,636
4.50%	09/15/28	5,079,000	4,929,292

			755,880,563

Materials — 0.23%
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
5.13%	02/02/33[3]	5,000,000	5,054,667

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Materials (continued)
Indonesia Asahan Aluminium Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30[3]	$3,000,000	$2,964,600
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	48,955,000	39,322,214
3.27%	11/15/40[1]	1,746,000	1,245,022
3.47%	12/01/50[1]	2,722,000	1,854,000
5.00%	09/26/48	100,134,000	85,591,672
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29[1,3]	9,122,000	7,583,301
Valvoline, Inc.
3.63%	06/15/31[1]	4,000,000	3,401,160

			147,016,636

Office REITs — 0.13%
Hudson Pacific Properties LP
3.25%	01/15/30	26,562,000	17,061,043
3.95%	11/01/27	13,630,000	9,367,448
4.65%	04/01/29	9,585,000	6,736,135
5.95%	02/15/28	32,935,000	25,485,474
Kilroy Realty LP
2.50%	11/15/32	3,705,000	2,354,013
2.65%	11/15/33	35,363,000	22,003,798

			83,007,911

Residential REITs — 0.06%
American Homes 4 Rent LP
2.38%	07/15/31	1,394,000	1,112,571
3.63%	04/15/32	1,293,000	1,121,825
4.30%	04/15/52	6,960,000	5,478,769
Invitation Homes Operating Partnership LP
2.00%	08/15/31	30,593,000	23,520,567
2.30%	11/15/28	3,438,000	2,887,621
2.70%	01/15/34	1,923,000	1,479,245

			35,600,598

Retail — 0.15%
Alimentation Couche-Tard, Inc.
(Canada)
3.80%	01/25/50[1,3]	18,032,000	13,459,569
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[1]	14,385,000	11,839,301
FirstCash, Inc.
5.63%	01/01/30[1]	13,320,000	12,305,501
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	83,531,000	58,550,637

			96,155,008

Retail REITs — 0.03%
Federal Realty Investment Trust
7.48%	08/15/26	18,825,000	19,885,398

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 184

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Services — 0.21%
Global Payments, Inc.
5.40%	08/15/32	$39,855,000	$39,061,732
5.95%	08/15/52	43,315,000	41,435,018
Upbound Group, Inc.
6.38%	02/15/29[1]	5,128,000	4,320,340
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[1]	1,057,000	1,001,121
Waste Pro USA, Inc.
5.50%	02/15/26[1]	49,598,000	45,664,259

			131,482,470

Specialized REITs — 0.30%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32[3]	45,583,000	41,367,200
2.92%	10/06/51[3]	3,500,000	2,404,996
3.94%	07/12/47[3]	6,700,000	5,831,358
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28[3]	17,291,000	14,046,786
1.63%	04/20/30[3]	13,650,000	10,349,838
1.75%	03/12/29[3]	23,355,000	18,809,384
CubeSmart LP
2.50%	02/15/32	23,755,000	19,152,175
Extra Space Storage LP
2.35%	03/15/32	50,579,000	39,808,030
2.55%	06/01/31	9,740,000	7,917,420
3.90%	04/01/29	1,430,000	1,319,989
Life Storage LP
2.20%	10/15/30	1,090,000	896,706
2.40%	10/15/31	9,825,000	7,958,210
3.88%	12/15/27	10,980,000	10,398,386
Public Storage
0.50%	09/09/30	18,680,000	14,961,117

			195,221,595

Transportation — 0.26%
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29	15,087,393	13,522,076
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	76,670,541	67,576,879
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	9,256,192	8,527,632
Transnet SOC Ltd.
(South Africa)
8.25%	02/06/28[1,3]	5,700,000	5,693,160
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	8,774,086	8,776,064

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23	$1,875,483	$1,904,639
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	24,704,478	24,532,051
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	6,440	6,071
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25	10,892,916	10,465,296
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30	27,392,760	24,468,498

			165,472,366

Total Corporates
(Cost $20,959,460,589)			19,283,172,617

FOREIGN GOVERNMENT OBLIGATIONS — 0.66%

Foreign Government Obligations — 0.66%
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30[3]	22,393,000	20,067,823
4.63%	01/13/28[3]	11,020,000	10,798,365
Chile Government International Bond
(Chile)
2.45%	01/31/31[3]	25,469,000	22,013,785
2.55%	01/27/32[3]	15,429,000	13,209,426
2.55%	07/27/33[3]	6,810,000	5,615,774
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	13,071,000	10,283,609
3.13%	04/15/31[3]	8,270,000	6,329,065
4.50%	01/28/26[3]	7,459,000	7,178,542
8.00%	04/20/33[3]	1,670,000	1,713,395
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1,3]	25,047,000	21,901,097
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	10,915,000	9,322,501
Egypt Government International Bond
(Egypt)
7.60%	03/01/29[1,3]	3,550,000	2,486,069
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25[3]	4,765,000	3,792,463
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32[1,3]	6,705,000	6,847,039

See accompanying Notes to Financial Statements.

185 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[1,3]	$17,300,000	$13,374,630
Hungary Government International Bond,
Series REGS
(Hungary)
5.25%	06/16/29[3]	5,900,000	5,781,410
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30[3]	11,861,000	10,740,076
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	36,789,000	30,794,268
3.50%	02/12/34[3]	14,767,000	12,588,867
3.75%	01/11/28[3]	6,200,000	5,966,880
4.75%	04/27/32[3]	2,350,000	2,259,842
4.88%	05/19/33[3]	8,400,000	8,052,525
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28[3]	10,500,000	10,515,960
6.75%	10/28/27[3]	7,800,000	8,170,500
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	20,627,000	15,866,288
3.16%	01/23/30[3]	28,854,000	25,417,489
6.40%	02/14/35[3]	2,690,000	2,810,870
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30[1,3]	17,340,000	15,490,906
Peruvian Government International Bond
(Peru)
1.86%	12/01/32[3]	1,000,000	757,635
2.78%	01/23/31[3]	5,270,000	4,511,568
2.84%	06/20/30[3]	27,321,000	23,941,657
Republic of Poland Government International Bond
(Poland)
5.75%	11/16/32[3]	3,793,000	4,054,717
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	15,307,000	13,796,199
4.85%	09/30/29[3]	19,945,000	17,947,508
5.88%	04/20/32[3]	10,600,000	9,673,560
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	26,000,000	21,466,250
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/22/30[3]	16,040,000	14,807,198

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Serbia International Bond
(Serbia)
6.50%	09/26/33[1,3]	$2,840,000	$2,829,350

Total Foreign Government Obligations
(Cost $472,124,441)			423,175,106

MORTGAGE-BACKED — 51.32%**

Non-Agency Commercial Mortgage-Backed — 3.52%
1301 Properties Owner LP
2.08%	09/07/25[5,6]	47,327,027	47,208,709
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1,4]	122,930,000	110,449,709
Barclays Commercial Mortgage Securities Mortgage Trust,
Series 2018-TALL, Class C
(LIBOR USD 1-Month plus 1.12%)
5.96%	03/15/37[1,2]	18,000,000	14,225,603
BFLD Trust,
Series 2020-OBRK, Class A
(CME Term SOFR 1-Month plus 2.16%)
6.99%	11/15/28[1,2]	65,000,000	64,557,230
BGME Trust,
Series 2021-VR, Class A
2.99%	01/10/43[1,4]	20,000,000	16,224,762
BGME Trust,
Series 2021-VR, Class B
2.99%	01/10/43[1,4]	32,137,000	24,910,083
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24[4,5,6]	94,283,317	88,682,888
BMO Mortgage Trust,
Series 2022-C2, Class A5
4.81%	07/15/54[4]	21,624,000	21,342,352
BX Commercial Mortgage Trust,
Series 2019-XL, Class A
(CME Term SOFR 1-Month plus 1.03%)
5.86%	10/15/36[1,2]	164,612,610	162,793,763
BX Commercial Mortgage Trust,
Series 2020-VIV4, Class A
2.84%	03/09/44[1]	180,165,000	147,049,779
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class A
(CME Term SOFR 1-Month plus 2.11%)
6.94%	06/15/27[1,2]	152,924,000	150,959,554
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class B
(CME Term SOFR 1-Month plus 3.14%)
7.97%	06/15/27[1,2]	90,170,000	88,477,284
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	42,270,000	36,208,017
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	80,255,000	70,415,853
CALI Mortgage Trust,
Series 2019-101C, Class XA (IO)
0.30%	03/10/39[1,4]	272,551,000	4,534,404

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 186

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Capital Funding Mortgage Trust,
Series 2021-M01, Class A
(LIBOR USD 1-Month plus 2.25%)
6.91%	12/19/24[1,2]	$90,174,649	$77,053,602
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[1]	27,645,000	22,354,034
Citigroup Commercial Mortgage Trust,
Series 2022-GC48, Class A5
4.58%	05/15/54[4]	26,458,000	25,719,867
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46	440,000	434,175
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(LIBOR USD 1-Month plus 0.98%)
5.66%	05/15/36[1,2]	31,322,075	30,994,577
CSMC 2022-MDR A
7.12%	08/15/25[4]	85,000,000	83,994,012
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[1]	31,135,000	25,577,219
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A
3.14%	12/10/36[1]	35,000,000	33,272,817
GS Mortgage-Backed Securities Trust,
Series 2022-SROA, Class A
(-1.00 X CME Term SOFR 1-Month plus 2.70%)
7.22%	07/12/24[1,2]	12,792,297	12,727,111
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[1]	84,915,000	73,236,725
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,4]	81,025,000	68,643,983
KNDL Mortgage Trust,
Series 2019-KNSQ, Class E
(LIBOR USD 1-Month plus 1.80%)
6.48%	05/15/36[1,2]	26,449,000	25,783,117
LoanCore Issuer Ltd.,
Series 2021-CRE5, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
5.98%	07/15/36[1,2,3]	44,185,000	43,710,058
MF1 Ltd.,
Series 2022-FL8, Class A
(Cayman Islands)
(SOFR30A plus 1.35%)
5.91%	02/19/37[1,2,3]	25,000,000	24,415,190
NCMF Trust,
Series 2022-MFP, Class A
(CME Term SOFR 1-Month plus 1.74%)
6.57%	03/15/39[1,2]	115,900,000	114,951,857
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[1]	147,667,000	121,684,858

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Project Colt (Acquired 03/08/2022, cost $100,000,000)
1.95%	03/10/27[4,5,6]	$100,000,000	$96,040,000
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37[1]	9,170,000	8,543,925
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32[1,4]	48,830,000	47,268,642
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43[1,4]	56,465,000	40,559,560
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	8,710,000	6,154,779
SHOW 2022-BIZ A
Series 2022-BIZ, Class A
7.38%	01/15/24[4]	68,000,000	66,886,626
Taurus UK DAC,
Series 2021-UK4A, Class A
(Ireland)
(SONIA plus 0.95%)
5.03%	08/17/31[1,2,3]	15,246,438	18,232,819
Westfield Galleria at Roseville
3.25%	03/29/25[5,6]	141,900,000	141,168,435

			2,257,447,978

Non-Agency Mortgage-Backed — 9.31%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/23)
7.40%	06/25/32	21,960	21,319
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
5.07%	02/25/37[2]	5,010,975	4,962,777
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
5.49%	05/25/34[2]	124,934	116,503
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
5.15%	06/25/36[2]	2,400,542	1,691,847
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2D
(LIBOR USD 1-Month plus 0.44%)
5.29%	08/25/36[2]	27,724,000	25,003,635
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP2, Class A1
(LIBOR USD 1-Month plus 0.38%)
5.23%	06/25/37[2]	26,645,544	19,545,620
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
5.39%	01/25/36[2]	139,530	123,820

See accompanying Notes to Financial Statements.

187 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Adjustable Rate Mortgage Trust,
Series 2007-3, Class 2A1
5.83%	11/25/37[1,4]	$26,366,053	$18,833,071
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/23)
2.86%	07/25/59[1]	116,927	111,015
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35	26,636,395	24,418,758
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	2,040	2,004
Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
4.64%	09/25/35[2]	283,147	242,899
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
4.14%	02/25/36[2]	31,420,587	26,679,833
Alternative Loan Trust,
Series 2005-84, Class 1A1
3.38%	02/25/36[4]	26,198	23,577
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
3.97%	02/25/37[4]	752,386	624,917
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
5.05%	03/25/37[2]	550,523	154,968
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus 1.15%)
4.29%	10/25/46[2]	32,294,391	22,827,074
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
3.84%	02/25/47[2]	44,653,359	18,345,600
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
4.97%	03/25/47[2]	25,557,216	22,352,162
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
3.95%	10/25/34[2]	3,326,701	3,202,767
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.59%)
5.43%	03/25/36[2]	845,077	842,986

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Amresco Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A5 (STEP-reset date 05/25/23)
7.40%	10/25/27	$2,638	$2,623
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class M1
(LIBOR USD 1-Month plus 0.74%)
5.58%	10/25/35[2]	99,919	97,102
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class M1
(LIBOR USD 1-Month plus 0.66%)
5.51%	11/25/35[2]	14,144,498	13,575,151
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.32%)
5.17%	11/25/36[2]	40,288,542	17,475,425
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(LIBOR USD 1-Month plus 0.75%)
5.60%	06/25/37[2]	21,181,689	16,310,695
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
5.85%	06/25/37[2]	15,473,966	12,262,917
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.46%)
5.31%	11/25/36[2]	14,748,510	14,091,333
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	10,700	10,619
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.56%	05/20/36[4]	2,521,740	2,200,192
Banc of America Funding Trust,
Series 2006-E, Class 2A1
3.56%	06/20/36[4]	30,679	27,261
Banc of America Funding Trust,
Series 2006-H, Class 3A1
3.88%	09/20/46[4]	636,383	517,396
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
4.98%	10/26/36[1,2]	3,163,466	3,161,145
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
3.68%	07/25/34[4]	18,466	16,515
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
3.26%	04/25/35[4]	110,737	101,680
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37	340,497	277,450

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 188

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37	$148,373	$129,639
BCAP LLC Trust,
Series 2007-AA2, Class 2A5
6.00%	04/25/37	215,083	111,323
BCAP LLC Trust,
Series 2007-AA5, Class A1
(LIBOR USD 1-Month plus 1.30%)
6.15%	09/25/47[2]	12,638,995	10,816,601
Bear Stearns ALT-A Trust,
Series 2005-4, Class 22A2
3.77%	05/25/35[4]	7,454	6,807
Bear Stearns ALT-A Trust,
Series 2006-4, Class 32A1
3.60%	07/25/36[4]	1,341,890	688,807
Bear Stearns ARM Trust,
Series 2004-1, Class 13A2
4.03%	04/25/34[4]	4,101	3,786
Bear Stearns ARM Trust,
Series 2004-10, Class 14A1
3.74%	01/25/35[4]	1,678,234	1,512,118
Bear Stearns ARM Trust,
Series 2006-4, Class 2A1
3.86%	10/25/36[4]	198,027	171,248
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
5.10%	08/25/20[2]	1,177,900	627,153
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	124,867	122,640
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.28%)
5.13%	11/25/36[2]	3,436,018	3,327,045
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-AC1, Class A3 (STEP-reset date 05/25/23)
6.55%	02/25/37	23,903,379	20,776,626
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP-reset date 05/25/23)
5.50%	01/25/34	430,990	366,728
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP-reset date 05/25/23)
5.75%	01/25/34	388,567	330,549
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
5.03%	10/25/36[2]	992,508	838,297
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
5.01%	12/25/46[2]	13,332,889	11,047,298

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
5.02%	06/25/47[2]	$2,130,076	$1,695,816
Carrington Mortgage Loan Trust,
Series 2006-NC3, Class A4
(LIBOR USD 1-Month plus 0.24%)
5.09%	08/25/36[2]	46,429,000	37,278,759
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
5.37%	02/25/36[2]	54,876	53,006
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A4
(LIBOR USD 1-Month plus 0.22%)
5.07%	10/25/36[2]	22,415,000	18,387,336
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
5.45%	07/25/33[2]	3,059	2,835
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
5.35%	02/26/35[2]	5,199	5,043
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
3.80%	09/25/36[4]	386,630	319,734
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21	1,314,437	415,612
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
4.14%	06/25/35[4]	684,442	649,402
ChaseFlex Trust,
Series 2005-2, Class 4A2
5.50%	06/25/36	290,121	168,424
ChaseFlex Trust,
Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
4.74%	09/25/36[2]	4,637,804	3,751,039
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58[1,4]	153,737,769	134,490,846
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	97,423,407	89,268,069
CIM Trust,
Series 2019-R4, Class A1
3.00%	10/25/59[1,4]	92,631,697	85,196,206
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	138,451,225	116,706,173
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	113,468,487	106,915,296

See accompanying Notes to Financial Statements.

189 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	$125,504,969	$108,614,109
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	220,290,747	192,905,963
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56[1,4]	82,830,813	72,016,464
CIM Trust,
Series 2021-R2, Class A2
2.50%	01/25/57[1,4]	77,500,360	68,780,074
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[1,4]	268,743,020	235,842,747
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[1,4]	202,969,445	175,956,079
CIM Trust,
Series 2021-R5, Class A1
2.00%	08/25/61[1,4]	42,147,580	34,063,674
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61[1,4]	170,289,101	140,301,190
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67[1,4]	42,142,989	41,212,619
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/23)
5.00%	07/25/62[1]	92,096,938	84,947,536
CIM Trust,
Series 2023-R1, Class A1A
5.40%	04/25/62[1,4]	314,039,552	305,183,636
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
6.20%	10/25/37[1,2]	7,420,235	7,393,067
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35	84,390	79,814
Citicorp Residential Mortgage Trust,
Series 2006-2, Class A5 (STEP-reset date 05/25/23)
4.91%	09/25/36	12,341	12,283
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5 (STEP-reset date 05/25/23)
4.93%	03/25/37	205,188	203,276
Citigroup Mortgage Loan Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
5.11%	11/25/35[2]	101,880	82,008
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
4.29%	03/25/36[4]	6,841,224	4,770,465
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.53%	06/25/36[4]	993,970	905,699

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.44%)
5.28%	08/25/36[2]	$40,379	$40,163
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1 (STEP-reset date 05/25/23)
7.25%	05/25/36	30,660,101	16,209,177
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
3.15%	03/25/37[4]	157,223	132,471
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A1A
4.15%	04/25/37[4]	52,199	44,036
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
4.13%	02/20/36[1,2]	6,087,254	4,964,301
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
3.15%	03/25/47[1,2]	130,061	129,705
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
4.22%	10/25/35[4]	335,290	272,442
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36[4]	134,027	124,557
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
5.65%	10/25/47[2]	6,882,586	6,204,139
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2001-HYB1, Class 1A1
3.25%	06/19/31[4]	6,275	5,920
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J8, Class 1A4
5.25%	09/25/23	31,049	30,120
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
3.91%	08/25/34[4]	577,381	504,558
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
5.51%	02/25/35[2]	67,008	62,635
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-7, Class 2A1
6.34%	06/25/34[4]	42,255	38,455
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB3, Class 1A
3.32%	06/20/34[4]	8,913	8,345
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB4, Class 2A1
4.15%	09/20/34[4]	534,362	495,723
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 1A2
4.49%	04/25/35[4]	469,690	406,592

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 190

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
5.45%	05/25/35[2]		$2,294,343	$1,877,173
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5, Class 1A1
4.02%	09/25/47[4]		481,783	347,895
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HYB1, Class 1A1
3.59%	03/25/37[4]		926,097	694,929
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A4
3.68%	08/25/33[4]		5,591	5,248
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-6, Class 8A1
4.50%	07/25/20		2,724	2,410
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-1, Class 2A1
6.50%	02/25/34		14,510	14,412
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 6A1
3.55%	06/25/34[4]		51,286	48,850
Credit Suisse Mortgage Capital Certificates,
Series 2021-RP11, Class CERT
3.78%	10/27/61[1]		9,821,652	7,491,001
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61[1]		10,181,587	8,800,269
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
5.55%	03/25/36[2]		3,071,435	1,028,416
Credit Suisse Mortgage Capital Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37		1,099,713	618,267
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
4.01%	11/27/46[1,2]		1,858,207	1,812,153
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.46%	02/25/60[1,4]		16,779,863	16,898,726
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM6, Class A1
1.17%	07/25/66[1,4]		7,451,321	5,955,809
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class PT
3.78%	10/25/61[1,4]		232,661,444	172,777,878
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class SA (IO)
0.00%	10/25/61	[1,4,5,6]	219,754	217,299
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.45%	04/25/61[1,4]		243,158,698	212,058,239

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class SA (IO)
0.00%	04/25/61[1,4,5,6]	$883,337	$863,670
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/23)
3.95%	01/25/33	5,918	5,454
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.28%)
5.13%	10/25/36[2]	35,808,057	25,311,888
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.28%)
5.13%	10/25/36[2]	9,412,377	8,551,518
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.30%)
5.15%	11/25/36[2]	23,032,942	10,725,050
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF4 (STEP-reset date 05/25/23)
3.13%	01/25/37	6,160,186	1,860,438
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF5 (STEP-reset date 05/25/23)
3.13%	01/25/37	11,566,242	3,495,555
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A2
(LIBOR USD 1-Month plus 0.17%)
3.40%	04/25/37[2]	20,601,587	12,793,458
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/23)
3.53%	02/25/37	24,739,486	15,033,678
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2D (STEP-reset date 05/25/23)
3.53%	02/25/37	18,112,987	11,018,789
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2E (STEP-reset date 05/25/23)
3.53%	02/25/37	3,293,819	2,002,085
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP-reset date 05/25/23)
6.28%	12/25/36	5,268,016	290,674
Deephaven Residential Mortgage Trust,
Series 2021-4, Class A1
1.93%	11/25/66[1,4]	24,518,974	21,291,954
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.38%)
5.23%	08/25/36[2]	1,947,483	1,801,330
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.26%)
5.11%	12/25/36[2]	1,438,522	504,988

See accompanying Notes to Financial Statements.

191 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A2
(LIBOR USD 1-Month plus 0.38%)
5.23%	12/25/36[2]	$26,403,857	$9,024,627
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR6, Class A6
(LIBOR USD 1-Month plus 0.38%)
5.23%	02/25/37[2]	366,784	307,934
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-3, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
6.36%	10/25/47[2]	19,368,878	15,117,621
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-AR3, Class 2A4
(LIBOR USD 1-Month plus 0.70%)
5.55%	06/25/37[2]	18,141,061	15,703,702
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
(LIBOR USD 1-Month plus 0.14%)
4.99%	07/25/47[2]	27,800,963	24,079,312
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2005-6, Class 1A7
5.50%	12/25/35	241,017	208,319
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
3.29%	02/25/36[4]	504,001	350,293
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
5.48%	01/19/45[2]	1,101,298	892,701
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.50%)
5.26%	02/19/45[2]	62,804	59,942
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
5.24%	07/19/45[2]	69,254	61,796
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
4.96%	10/19/36[2]	13,519,161	9,071,871
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
4.90%	03/19/37[2]	5,525,006	4,433,165
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33[4]	6,672	6,275
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP-reset date 05/25/23)
5.80%	11/25/32	32,506	30,990
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(LIBOR USD 1-Month plus 3.40%)
8.25%	10/25/39[1,2]	12,100,000	11,915,974

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2020-R01, Class 1B1
(LIBOR USD 1-Month plus 3.25%)
8.10%	01/25/40[1,2]	$13,389,636	$12,696,864
Fannie Mae Connecticut Avenue Securities,
Series 2020-R02, Class 2B1
(LIBOR USD 1-Month plus 3.00%)
7.85%	01/25/40[1,2]	22,901,543	21,483,408
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B1
(SOFR30A plus 3.10%)
7.66%	10/25/41[1,2]	29,460,000	27,843,212
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B2
(SOFR30A plus 6.00%)
10.56%	10/25/41[1,2]	2,060,000	1,883,842
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1B1
(SOFR30A plus 3.15%)
7.71%	12/25/41[1,2]	27,469,000	25,481,870
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M2
(SOFR30A plus 1.90%)
6.46%	12/25/41[1,2]	20,563,862	19,711,508
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
5.17%	10/25/36[2]	9,608,275	6,447,914
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.48%)
5.33%	10/25/36[2]	605,874	408,856
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
4.96%	12/25/37[2]	5,042,733	4,395,594
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
5.01%	12/25/37[2]	13,867,969	12,144,495
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
5.06%	12/25/37[2]	10,051,052	8,837,175
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.30%)
5.15%	04/25/36[2]	6,533,493	6,446,322
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.46%)
5.31%	07/25/36[2]	19,573,639	18,745,274
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
5.13%	01/25/38[2]	52,227,143	27,882,160

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 192

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(LIBOR USD 1-Month plus 0.14%)
4.99%	03/25/37[2]	$47,518,655	$25,484,406
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
4.95%	03/25/37[2]	21,019,713	10,279,602
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
5.00%	03/25/37[2]	12,050,265	5,920,595
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
5.07%	03/25/37[2]	22,437,275	11,092,701
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA2, Class 1A1
5.01%	08/25/34[4]	2,815,065	2,698,174
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.10%	09/25/34[4]	8,525	7,539
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA4, Class A1
4.47%	10/25/34[4]	445,567	435,713
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
4.23%	12/25/35[4]	7,452,082	6,085,262
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
4.71%	02/25/36[4]	7,622,914	5,047,965
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA4, Class 2A1
4.01%	06/25/35[4]	7,578,029	6,631,434
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
5.08%	09/25/35[4]	5,906,805	5,020,777
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
5.23%	10/25/35[4]	8,524,346	5,659,926
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
4.30%	11/25/35[4]	7,881,346	6,741,914
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
5.26%	03/25/36[4]	8,576,815	6,617,514
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
4.24%	12/25/34[4]	90,227	82,909
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
4.19%	01/25/37[4]	46,863	29,124
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
3.84%	11/25/37[4]	78,696	40,616

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2020-DNA1, Class B1
(LIBOR USD 1-Month plus 2.30%)
7.15%	01/25/50[1,2]	$8,000,000	$7,739,846
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2020-DNA2, Class B1
(LIBOR USD 1-Month plus 2.50%)
7.35%	02/25/50[1,2]	31,102,000	29,635,519
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
6.66%	10/25/33[1,2]	30,022,000	29,014,960
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA5, Class B1
(SOFR30A plus 3.05%)
7.61%	01/25/34[1,2]	12,005,000	10,867,525
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA6, Class B1
(SOFR30A plus 3.40%)
7.96%	10/25/41[1,2]	30,000,000	28,056,782
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
6.81%	08/25/33[1,2]	12,742,000	12,271,721
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA3, Class M2
(SOFR30A plus 2.10%)
6.66%	09/25/41[1,2]	22,095,000	19,916,775
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA4, Class M2
(SOFR30A plus 2.35%)
6.91%	12/25/41[1,2]	10,000,000	9,040,591
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA2, Class M1B
(SOFR30A plus 2.40%)
6.96%	02/25/42[1,2]	22,000,000	21,267,822
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA3, Class M1B
(SOFR30A plus 2.90%)
7.46%	04/25/42[1,2]	7,000,000	6,972,276
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
5.06%	06/25/30[2]	8,836	8,168
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
3.60%	11/19/35[4]	185,686	157,658
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
0.00%	05/19/36[4]	1,544,373	1,159,798
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.48%)
5.33%	08/25/45[2]	700,004	526,325

See accompanying Notes to Financial Statements.

193 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
5.05%	10/25/45[2]	$10,551,700	$9,816,947
GreenPoint Mortgage Funding Trust,
Series 2006-OH1, Class A1
(LIBOR USD 1-Month plus 0.36%)
5.21%	01/25/37[2]	9,904,746	8,241,734
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ2, Class A4
2.50%	06/25/52[1,4]	59,875,403	48,768,049
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ4, Class A4
2.50%	09/25/52[1,4]	68,715,272	55,968,053
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57[1]	19,452,957	18,496,200
GS Mortgage-Backed Securities Trust,
Series 2021-PJ9, Class A2
2.50%	02/26/52[1,4]	8,844,489	7,203,767
GS Mortgage-Backed Securities Trust,
Series 2022-PJ5, Class A4
2.50%	10/25/52[1,4]	76,181,581	62,239,757
GS Mortgage-Backed Securities Trust,
Series 2022-PJ6, Class A3
2.50%	01/25/53[1,4]	102,359,184	83,370,757
GS Mortgage-Backed Securities Trust,
Series 2023-PJ1, Class A3
3.00%	02/25/53[1,4]	99,443,558	85,061,832
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(LIBOR USD 1-Month plus 0.64%)
5.49%	10/25/35[2]	75,427	72,196
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(LIBOR USD 1-Month plus 0.64%)
5.49%	10/25/35[2]	24,949	24,449
GSAA Home Equity Trust,
Series 2005-6, Class M1
(LIBOR USD 1-Month plus 0.65%)
5.49%	06/25/35[2]	47,597	46,127
GSAMP Trust,
Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.70%)
5.55%	12/25/35[2]	18,671,646	17,072,933
GSAMP Trust,
Series 2007-HE2, Class A1
(LIBOR USD 1-Month plus 0.24%)
5.08%	03/25/47[2]	64,857,371	54,311,063
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1B
(LIBOR USD 1-Month plus 0.28%)
5.13%	01/26/37[1,2]	15,423,948	14,098,961
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
3.50%	08/25/34[4]	1,820	1,657

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
3.35%	08/25/34[4]	$43,260	$42,795
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
3.77%	10/25/35[4]	1,765,401	984,674
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
4.16%	09/25/35[4]	43,110	40,879
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
3.93%	05/25/37[4]	1,216,048	725,081
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
4.50%	04/19/34[4]	3,419	3,216
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
5.44%	01/19/35[2]	163,020	148,517
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
4.19%	05/19/34[4]	32,066	30,176
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
3.47%	06/19/34[4]	1,248	1,158
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
5.24%	06/19/35[2]	160,756	150,067
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
4.21%	07/19/35[4]	23,689	20,739
HarborView Mortgage Loan Trust,
Series 2006-1, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
5.24%	03/19/36[2]	10,418,984	9,032,965
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
4.80%	11/19/36[2]	50,356,059	36,669,307
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(LIBOR USD 1-Month plus 0.36%)
5.12%	05/19/46[2]	29,520,252	15,377,070
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.91%)
4.05%	07/19/47[2]	34,121,913	13,464,468
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
5.18%	09/19/46[2]	52,213,430	44,246,125

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 194

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 2.00%)
5.85%	10/25/37[2]	$17,256,335	$13,763,505
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 2.00%)
5.85%	10/25/37[2]	13,280,414	12,294,780
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
5.13%	10/25/36[2]	52,270,547	17,387,520
Impac CMB Trust,
Series 2004-8, Class 2A1
(LIBOR USD 1-Month plus 0.70%)
5.55%	10/25/34[2]	74,557	73,517
Impac CMB Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
5.37%	04/25/35[2]	1,822,704	1,687,460
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.34%)
5.19%	11/25/36[2]	4,232,404	3,707,867
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(LIBOR USD 1-Month plus 0.54%)
5.39%	02/25/37[2]	6,884,021	6,113,728
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.22%)
5.07%	05/25/37[2]	2,600,663	2,158,749
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.50%)
5.35%	05/25/37[2]	32,414,455	27,178,493
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
3.74%	08/25/34[4]	632,099	539,400
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
5.71%	09/25/34[2]	35,327	29,707
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
3.63%	03/25/35[4]	40,112	39,390
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
3.54%	09/25/35[4]	2,852,571	1,925,926
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.29%	10/25/35[4]	17,939,079	13,918,733
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
5.33%	04/25/35[2]	357,919	292,492

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.47%	08/25/36[4]	$10,586,029	$7,716,655
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.40%)
5.25%	10/25/36[2]	12,039,529	10,244,916
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(LIBOR USD 1-Month plus 0.40%)
5.25%	01/25/37[2]	27,401,632	22,458,057
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
3.32%	05/25/36[4]	2,726,281	2,238,058
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.33%	05/25/36[4]	18,196,066	11,897,296
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
3.55%	03/25/37[4]	308,301	248,250
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
2.92%	06/25/37[4]	2,317,296	1,816,285
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.06%	11/25/37[4]	1,487,146	1,168,277
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	19,739	19,519
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.59%	05/25/36[4]	4,075,891	2,402,438
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A (STEP-reset date 05/25/23)
6.33%	07/25/36	28,677,872	8,355,867
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6 (STEP-reset date 05/25/23)
6.50%	07/25/36	3,999,060	1,164,670
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(LIBOR USD 1-Month plus 0.26%)
5.11%	06/25/37[2]	35,414	35,170
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
4.52%	03/25/47[2]	105,262	68,054
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2 (STEP-reset date 05/25/23)
4.22%	03/25/47	6,886,054	4,827,498
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3 (STEP-reset date 05/25/23)
4.22%	05/25/35	5,795,454	4,062,862
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4 (STEP-reset date 05/25/23)
4.22%	03/25/47	2,634,297	1,833,633

See accompanying Notes to Financial Statements.

195 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
5.13%	03/25/47[2]	$240,000	$219,108
JPMorgan Mortgage Trust,
Series 2003-A2, Class 2A3
3.03%	11/25/33[4]	43,132	40,355
JPMorgan Mortgage Trust,
Series 2004-A4, Class 1A3
3.93%	09/25/34[4]	118,354	106,864
JPMorgan Mortgage Trust,
Series 2005-A5, Class TA1
4.16%	08/25/35[4]	56,737	51,809
JPMorgan Mortgage Trust,
Series 2005-S2, Class 4A3
5.50%	09/25/20	1,603,738	1,101,043
JPMorgan Mortgage Trust,
Series 2006-A2, Class 5A3
4.18%	11/25/33[4]	1,502	1,445
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
3.78%	05/25/36[4]	479,628	394,785
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A3
3.68%	05/25/36[4]	317,317	253,362
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
3.70%	06/25/36[4]	280,965	210,513
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A4
3.70%	06/25/36[4]	905,742	678,625
JPMorgan Mortgage Trust,
Series 2006-A5, Class 2A4
3.84%	08/25/36[4]	252,070	198,323
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
4.00%	07/25/35[4]	583,453	557,979
JPMorgan Mortgage Trust,
Series 2007-A3, Class 2A3
3.73%	05/25/37[4]	1,284,205	1,009,238
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
3.63%	05/25/37[4]	219,500	189,974
JPMorgan Mortgage Trust,
Series 2007-A4, Class 1A1
3.79%	06/25/37[4]	1,822,180	1,418,037
JPMorgan Mortgage Trust,
Series 2007-A4, Class 2A3
3.78%	06/25/37[4]	257,493	201,748
JPMorgan Mortgage Trust,
Series 2021-13, Class A3A
2.00%	04/25/52[1,4]	49,180,148	38,544,159
JPMorgan Mortgage Trust,
Series 2021-14, Class A3A
2.00%	05/25/52[1,4]	37,725,473	29,538,506

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2021-INV8, Class A2
3.00%	05/25/52[1,4]	$44,227,156	$37,752,026
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
5.05%	06/25/37[1,2]	175,472	123,793
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
5.15%	11/25/35[2]	1,714,938	1,663,475
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
5.39%	12/25/35[2]	263,489	225,924
Lehman XS Trust,
Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.40%)
5.25%	08/25/46[2]	7,728,869	7,349,255
Lehman XS Trust,
Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.24%)
5.09%	08/25/36[2]	24,033	24,065
Lehman XS Trust,
Series 2006-5, Class 1A1A
(LIBOR USD 1-Month plus 0.42%)
5.27%	04/25/36[2]	18,774,384	15,859,351
Lehman XS Trust,
Series 2006-8, Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
5.17%	06/25/36[2]	24,543,809	22,017,061
Lehman XS Trust,
Series 2007-4N, Class 1A3
(LIBOR USD 1-Month plus 0.48%)
5.33%	03/25/47[2]	15,649,391	13,676,447
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
5.75%	10/25/34[2]	66,745	61,648
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(LIBOR USD 1-Month plus 0.38%)
5.23%	07/25/36[2]	27,286,014	17,931,348
Luminent Mortgage Trust,
Series 2006-6, Class A1
(LIBOR USD 1-Month plus 0.40%)
5.25%	10/25/46[2]	9,744,125	8,322,823
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
3.81%	01/25/34[4]	10,648	9,962
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
3.88%	11/25/33[4]	355,271	331,885
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
3.87%	11/21/34[4]	1,666,290	1,543,904

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 196

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
3.78%	09/25/34[4]	$1,237,155	$1,139,723
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
3.52%	05/25/36[4]	5,342,939	2,295,093
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(LIBOR USD 1-Month plus 0.39%)
5.24%	01/25/47[2]	82,622,168	35,283,797
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
5.15%	11/25/36[2]	12,550,750	4,121,534
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.42%)
5.27%	11/25/36[2]	3,486,319	1,141,087
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
5.06%	05/25/37[2]	15,408,075	14,511,891
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.22%	10/25/32[4]	7,569	7,167
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
5.38%	11/15/31[2]	538,016	505,285
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A1
(LIBOR USD 1-Month plus 0.28%)
5.13%	04/25/37[2]	131,598,297	57,843,176
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.34%)
5.19%	04/25/37[2]	26,549,485	10,350,160
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.50%)
5.35%	04/25/37[2]	55,616,974	21,920,190
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.48%)
5.33%	05/25/37[2]	27,055,328	21,304,713
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.64%)
5.49%	05/25/37[2]	13,361,096	10,655,818
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.36%)
5.21%	06/25/37[2]	10,139,456	9,216,666

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.50%)
5.35%	06/25/37[2]	$13,542,305	$12,244,108
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
4.97%	07/25/37[2]	22,855,590	19,399,503
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
5.01%	07/25/37[2]	16,753,715	14,387,320
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
4.30%	10/25/33[4]	141,091	136,170
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
3.53%	08/25/34[4]	706,705	638,477
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.42%)
5.27%	02/25/36[2]	4,853	4,427
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B (STEP-reset date 05/25/23)
3.95%	03/25/37	27,399,710	6,471,635
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D (STEP-reset date 05/25/23)
3.95%	03/25/37	21,444,811	5,064,612
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
7.43%	08/25/36[2]	1,778,861	1,541,069
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	6,221,318	6,117,321
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[1]	6,274,471	6,125,055
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	109,098	105,896
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
5.17%	01/25/35[2]	66,115	59,826
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
4.19%	09/25/34[4]	371,332	352,843
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
5.11%	04/25/35[2]	699,543	671,128
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[4]	677,552	209,020

See accompanying Notes to Financial Statements.

197 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.24%)
5.09%	04/25/37[2]	$4,187,145	$1,208,699
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
5.49%	02/25/35[2]	1,854,714	1,747,526
MortgageIT Trust,
Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.56%)
5.41%	10/25/35[2]	1,943,145	1,902,994
MortgageIT Trust,
Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.52%)
5.37%	12/25/35[2]	375,745	350,058
Nationstar Home Equity Loan Trust,
Series 2007-A, Class AV4
(LIBOR USD 1-Month plus 0.23%)
5.08%	03/25/37[2]	21,813	21,440
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
5.10%	06/25/37[2]	4,662,454	4,408,541
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
5.93%	01/25/34[2]	67,747	67,784
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
5.52%	03/25/35[2]	138,626	136,064
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.44%)
5.29%	02/25/36[2]	7,971	7,961
NLT Trust,
Series 2021-INV3, Class PT
0.00%	11/25/56[1,4]	171,678,676	157,973,516
Nomura Home Equity Loan, Inc., Home Equity Loan Trust,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.54%)
5.39%	03/25/36[2]	1,317,609	1,312,122
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/23)
6.00%	07/25/59[1]	43,575,561	43,282,342
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	20,577,665	5,249,751
Onslow Bay Mortgage Loan Trust,
Series 2021-NQM4, Class A1
1.96%	10/25/61[1,4]	5,255,391	4,289,754
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
4.90%	05/25/37[2]	6,378,795	6,209,119

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.48%)
5.10%	05/25/37[2]	$15,422,692	$11,507,925
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP-reset date 05/25/23)
3.36%	01/25/36	19,739,221	18,378,170
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
5.11%	11/25/36[2]	10,160	10,014
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
5.16%	06/25/47[2]	21,148,763	19,190,690
Popular ABS, Inc.,
Series 1998-1, Class A2 (STEP-reset date 05/25/23)
7.48%	11/25/29	45,684	42,782
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 04/25/23)
5.00%	06/25/52[1]	209,541,539	197,189,422
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A1
5.00%	08/25/52[1,4]	243,421,702	227,702,599
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/23)
5.56%	06/25/27[1]	32,987,207	32,543,460
PRPM LLC,
Series 2022-4, Class A1 (STEP-reset date 04/25/23)
5.00%	08/25/27[1]	79,267,316	77,014,531
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
4.76%	12/25/35[4]	3,475,497	1,623,921
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.91%	04/25/35[4]	89,446	86,574
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
3.88%	07/25/35[4]	2,220,578	1,678,032
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
4.14%	01/25/46[2]	3,544,140	2,744,854
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
4.84%	01/25/36[4]	99,299	72,084
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.93%	01/25/36[4]	8,154,421	6,191,408
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.37%)
5.22%	08/25/36[2]	13,773,668	11,962,813

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 198

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.57%	08/25/36[4,5,6]	$13,544,423	$249,931
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
5.23%	09/25/36[2]	132,300	93,038
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36[4,5,6]	49,528,955	653,376
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.72%	06/25/36[4,5,6]	22,421,719	383,000
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.79%	08/25/36[4,5,6]	54,422,580	1,210,459
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2A4
(LIBOR USD 1-Month plus 0.55%)
5.40%	01/25/37[2]	10,153,475	6,822,264
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.48%	09/25/37[4,5,6]	41,936,101	755,491
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.36%	03/25/37[4,5,6]	26,182,597	294,219
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.29%	03/25/37[4,5,6]	28,314,150	245,155
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.33%	04/25/37[4,5,6]	61,644,944	527,188
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37[4,5,6]	22,673,303	244,110
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.43%	06/25/37[4,5,6]	54,493,815	828,799
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31	13,570	6,728
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
5.34%	04/25/36[2]	323,172	315,123
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
4.40%	12/25/34[4]	158,051	151,496
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.53%	12/25/34[4]	10,833	8,898
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
4.47%	12/25/34[4]	257,033	237,308

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36	$1,605,165	$1,258,560
Residential Funding Mortgage Securities Trust,
Series 2005-SA5, Class 1A
3.58%	11/25/35[4]	2,095,272	1,236,784
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 3A1
4.90%	09/25/36[4]	138,357	116,955
Residential Funding Mortgage Securities Trust,
Series 2006-SA4, Class 2A1
5.16%	11/25/36[4]	36,306	29,556
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 2A2
4.53%	04/25/37[4]	797,060	589,817
Saxon Asset Securities Trust,
Series 2001-2, Class AF6 (STEP-reset date 05/25/23)
6.81%	06/25/16	8	11
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
5.09%	05/25/47[2]	160,320	111,156
Saxon Asset Securities Trust,
Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
5.25%	09/25/47[2]	23,735,443	21,867,787
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/23)
2.86%	01/25/36	5,627,247	4,426,576
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB5, Class A3
(LIBOR USD 1-Month plus 0.28%)
5.13%	06/25/36[2]	202,283	126,838
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
5.07%	02/25/37[2]	5,272,156	2,217,398
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
5.39%	02/25/37[2]	26,098,822	11,010,781
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
5.08%	02/25/37[2]	34,577,829	15,141,462
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
4.98%	05/25/37[2]	12,002,526	8,949,994
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
5.20%	05/25/37[2]	9,052,201	6,750,893

See accompanying Notes to Financial Statements.

199 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.30%)
5.15%	12/25/36[2]	$26,114,908	$15,080,305
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
4.99%	01/25/37[2]	13,448,876	11,397,188
Sequoia Mortgage Trust,
Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
5.42%	06/20/33[2]	20,055	19,128
Sequoia Mortgage Trust,
Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
5.40%	01/20/34[2]	679	641
Sequoia Mortgage Trust,
Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
5.22%	05/20/34[2]	62,071	61,647
Sequoia Mortgage Trust,
Series 2004-4, Class A
(LIBOR USD 6-Month plus 0.52%)
5.24%	05/20/34[2]	58,433	54,431
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
5.09%	12/25/36[1,2]	12,083,971	7,393,383
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
5.52%	06/25/35[2]	6,969,168	6,705,264
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 3A3
4.72%	02/25/34[4]	13,634	12,554
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
4.82%	09/25/34[4]	1,998,964	1,915,673
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
4.09%	10/25/34[4]	30,853	29,805
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 2A
4.73%	10/25/34[4]	2,818,604	2,684,532
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
4.14%	10/25/34[4]	1,374,161	1,272,181
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-17, Class A1
3.13%	11/25/34[4]	25,104	21,166
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2
4.43%	01/25/35[4]	282,669	266,222
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
4.12%	06/25/35[4]	398,358	349,680

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 7A3
3.70%	09/25/35[4]	$9,457,895	$5,887,156
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
5.17%	01/25/37[2]	14,721,244	12,220,482
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-9, Class 2A1
3.82%	10/25/47[4]	445,991	273,065
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.56%)
5.41%	02/25/36[2]	254,592	209,271
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative Average plus 2.00%)
4.43%	02/25/36[2]	8,212,660	6,904,055
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(LIBOR USD 1-Month plus 0.42%)
5.27%	08/25/36[2]	9,996,138	7,810,267
Structured Asset Mortgage Investments II Trust,
Series 2006-AR8, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
4.97%	10/25/36[2]	8,585,041	7,319,271
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
4.64%	08/25/47[2]	87,409,895	71,734,713
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30	287	278
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
5.34%	09/25/33[4]	84,739	80,721
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-34A, Class 5A4
4.44%	11/25/33[4]	656,181	587,560
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35	831,131	775,988
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 1A1
3.10%	06/25/37[4]	1,440,407	970,143
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
3.52%	12/25/44[4]	61,050	54,667

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 200

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.46%)
1.76%	01/25/37[2]	$9,908,025	$3,885,003
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.48%)
1.70%	08/25/36[2]	13,755,433	5,266,965
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
4.96%	01/25/37[2]	2,949,788	1,331,330
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
5.00%	01/25/37[2]	36,288,614	16,396,849
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
5.08%	01/25/37[2]	9,140,604	4,157,664
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.43%	06/25/33[4]	1,424,656	1,303,128
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
3.25%	06/25/34[4]	14,404	13,020
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
5.69%	05/25/44[2]	70,137	69,803
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
5.40%	05/25/35[2]	1,337,087	997,593
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
5.35%	06/25/35[2]	2,782,811	2,332,600
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
5.49%	01/25/45[2]	331,827	300,249
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.64%)
5.49%	08/25/45[2]	14,766,121	14,232,686
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
3.81%	10/25/35[4]	530,459	475,023
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.58%)
5.43%	10/25/45[2]	2,296,344	2,107,239
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.77%	12/25/35[4]	2,003,193	1,783,742

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.52%)
5.37%	11/25/45[2]	$15,024,112	$12,941,569
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.54%)
5.39%	12/25/45[2]	7,086,157	6,121,717
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.58%)
5.43%	12/25/45[2]	7,060,092	6,518,404
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.66%)
5.51%	01/25/45[2]	8,053,129	7,234,244
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
5.47%	01/25/45[2]	393,522	374,445
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
5.51%	01/25/45[2]	33,466	31,871
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.76%)
5.61%	01/25/45[2]	1,397,393	1,335,000
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
5.31%	04/25/45[2]	60,942	58,169
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
5.39%	07/25/45[2]	64,700	58,538
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.07%)
4.21%	01/25/46[2]	12,572,534	11,360,439
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
3.75%	09/25/36[4]	6,879,877	5,879,368
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.60%	12/25/36[4]	394,767	331,967
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
4.14%	02/25/46[2]	8,067,060	6,971,186

See accompanying Notes to Financial Statements.

201 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
3.65%	05/25/46[2]	$2,868,733	$2,441,248
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
4.12%	07/25/46[2]	5,462,396	4,599,196
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.88%	07/25/37[4]	147,565	133,071
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
3.84%	02/25/47[2]	7,860,532	6,441,203
WaMu MSC Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
4.39%	11/25/30[4]	73,705	72,072
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	75,712	64,369
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR1, Class 1A1
4.65%	03/25/36[4]	1,277,033	1,166,940

			5,972,444,904

U.S. Agency Commercial Mortgage-Backed — 0.59%
Fannie Mae Pool AM4869
4.07%	12/01/25	1,669,828	1,642,348
Fannie Mae Pool AM6770
3.77%	09/01/29	154,298	151,636
Fannie Mae Pool AN7981
2.95%	01/01/28	99,690	94,493
Fannie Mae Pool BL6060
2.46%	04/01/40	126,370,000	92,457,202
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K154, Class A2
3.42%	04/25/32	750,000	713,654
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K157, Class A3
3.99%	08/25/33[4]	300,000	297,493
Ginnie Mae,
Series 2020-193, Class AC
1.25%	09/16/62	34,039,491	26,248,030
Ginnie Mae,
Series 2021-10, Class IO (IO)
0.99%	05/16/63[4]	61,697,180	4,477,765
Ginnie Mae,
Series 2021-14, Class AB
1.34%	06/16/63	43,056,349	34,153,928

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2021-150, Class IO (IO)
1.03%	11/16/63[4]	$34,029,235	$2,588,880
Ginnie Mae,
Series 2021-17, Class IO (IO)
1.05%	01/16/61[4]	138,092,321	10,239,670
Ginnie Mae,
Series 2021-2, Class AH
1.50%	06/16/63	100,038,059	81,462,209
Ginnie Mae,
Series 2021-21, Class AH
1.40%	06/16/63	69,155,200	54,553,100
Ginnie Mae,
Series 2021-31, Class B
1.25%	01/16/61	75,123,861	58,381,975
Ginnie Mae,
Series 2021-31, Class IO (IO)
0.94%	01/16/61[4]	114,882,928	7,961,352

			375,423,735

U.S. Agency Mortgage-Backed — 37.90%
Fannie Mae Pool 190375
5.50%	11/01/36	339,346	352,444
Fannie Mae Pool 190396
4.50%	06/01/39	4,803	4,835
Fannie Mae Pool 313182
7.50%	10/01/26	470	477
Fannie Mae Pool 394854
6.50%	05/01/27	231	239
Fannie Mae Pool 545191
7.00%	09/01/31	1,358	1,393
Fannie Mae Pool 545756
7.00%	06/01/32	304	325
Fannie Mae Pool 613142
7.00%	11/01/31	5,937	6,250
Fannie Mae Pool 625666
7.00%	01/01/32	4,489	4,622
Fannie Mae Pool 633698
7.50%	02/01/31	20,126	21,248
Fannie Mae Pool 655928
7.00%	08/01/32	69,293	73,836
Fannie Mae Pool 725257
5.50%	02/01/34	485,765	501,749
Fannie Mae Pool 734830
4.50%	08/01/33	6,530	6,549
Fannie Mae Pool 734922
4.50%	09/01/33	809,000	812,336
Fannie Mae Pool 735207
7.00%	04/01/34	10,316	10,656
Fannie Mae Pool 735224
5.50%	02/01/35	1,638,225	1,692,141
Fannie Mae Pool 735651
4.50%	06/01/35	1,884,646	1,893,219
Fannie Mae Pool 740297
5.50%	10/01/33	929	960

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 202

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 745147
4.50%	12/01/35	$11,419	$11,474
Fannie Mae Pool 753168
4.50%	12/01/33	4,256	4,274
Fannie Mae Pool 815422
4.50%	02/01/35	18,950	18,893
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
4.16%	11/01/35[2]	3,277	3,211
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.56%)
3.81%	12/01/35[2]	1,548	1,516
Fannie Mae Pool 888412
7.00%	04/01/37	73,094	75,979
Fannie Mae Pool 889184
5.50%	09/01/36	1,717,874	1,774,413
Fannie Mae Pool AB1613
4.00%	10/01/40	15,785,293	15,553,902
Fannie Mae Pool AB1803
4.00%	11/01/40	19,023,475	18,815,441
Fannie Mae Pool AB2127
3.50%	01/01/26	3,708,650	3,645,381
Fannie Mae Pool AB3679
3.50%	10/01/41	6,449,674	6,159,302
Fannie Mae Pool AB3864
3.50%	11/01/41	4,914,004	4,692,775
Fannie Mae Pool AB4045
3.50%	12/01/41	6,359,886	6,109,020
Fannie Mae Pool AB4262
3.50%	01/01/32	3,192,331	3,114,475
Fannie Mae Pool AB6385
3.00%	10/01/42	214,636	197,970
Fannie Mae Pool AB9703
3.50%	06/01/43	11,422,813	10,843,063
Fannie Mae Pool AC8279
4.50%	08/01/39	6,551	6,594
Fannie Mae Pool AE0138
4.50%	03/01/40	28,150	28,336
Fannie Mae Pool AE0482
5.50%	01/01/38	4,002,242	4,158,264
Fannie Mae Pool AH3780
4.00%	02/01/41	7,549,624	7,502,309
Fannie Mae Pool AJ1404
4.00%	09/01/41	9,860,235	9,685,085
Fannie Mae Pool AL0209
4.50%	05/01/41	11,452,773	11,560,260
Fannie Mae Pool AL0851
6.00%	10/01/40	6,580,438	6,970,278
Fannie Mae Pool AL2521
3.50%	09/01/42	71,969	68,891
Fannie Mae Pool AL4597
4.00%	01/01/44	30,096,424	29,767,154
Fannie Mae Pool AL6348
3.50%	02/01/45	25,006	23,702
Fannie Mae Pool AL7092
3.00%	07/01/45	40,192	37,075

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL8037
4.50%	07/01/34	$97,795	$97,837
Fannie Mae Pool AL8256
3.00%	08/01/43	370,988	343,304
Fannie Mae Pool AL8356
4.50%	07/01/34	229,291	229,388
Fannie Mae Pool AL8960
4.50%	05/01/46	17,446,921	17,493,478
Fannie Mae Pool AL9106
4.50%	02/01/46	22,349,461	22,409,101
Fannie Mae Pool AL9217
3.50%	10/01/46	15,499,621	14,729,815
Fannie Mae Pool AL9472
4.00%	10/01/43	3,791,289	3,714,056
Fannie Mae Pool AL9722
4.50%	08/01/46	71,413,350	71,603,917
Fannie Mae Pool AL9846
4.50%	02/01/47	75,552,194	75,753,805
Fannie Mae Pool AS8605
3.00%	01/01/32	112,799	107,982
Fannie Mae Pool AS8663
4.50%	01/01/47	14,229,761	14,203,579
Fannie Mae Pool AS9830
4.00%	06/01/47	23,376,650	22,772,110
Fannie Mae Pool AS9972
4.00%	07/01/47	22,123,432	21,503,893
Fannie Mae Pool AT9649
4.00%	07/01/43	129,788	129,366
Fannie Mae Pool AU3739
3.50%	08/01/43	22,049,872	21,049,997
Fannie Mae Pool BD2450
3.50%	01/01/47	42,551	40,279
Fannie Mae Pool BM4299
3.00%	03/01/30	17,829,064	17,363,969
Fannie Mae Pool BM4304
3.00%	02/01/30	22,590,096	22,019,051
Fannie Mae Pool BM5164
4.00%	11/01/48	27,366,608	26,825,386
Fannie Mae Pool BM5507
3.00%	09/01/48	5,736,780	5,253,355
Fannie Mae Pool BN4316
4.00%	01/01/49	17,835	17,550
Fannie Mae Pool BQ6913
2.00%	12/01/51	452,714,869	374,678,913
Fannie Mae Pool BQ7006
2.00%	01/01/52	107,174,432	88,666,930
Fannie Mae Pool BT6823
2.50%	10/01/51	110,194,180	95,164,946
Fannie Mae Pool BU1450
2.00%	01/01/52	182,344,403	150,856,114
Fannie Mae Pool BU1452
2.00%	01/01/52	271,717,452	224,827,785
Fannie Mae Pool BV2994
2.50%	04/01/52	2,738,938	2,364,020
Fannie Mae Pool BV7773
2.50%	04/01/52	98,889,875	85,384,267

See accompanying Notes to Financial Statements.

203 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool BV8459
3.00%	04/01/52	$143,235,939	$128,472,727
Fannie Mae Pool CA0862
3.50%	09/01/47	2,252,743	2,121,146
Fannie Mae Pool CA0996
3.50%	01/01/48	31,559	29,873
Fannie Mae Pool CA1187
3.50%	02/01/48	36,263,803	34,164,549
Fannie Mae Pool CA1191
3.50%	11/01/47	2,622,401	2,468,391
Fannie Mae Pool CA1710
4.50%	05/01/48	79,873	79,448
Fannie Mae Pool CA1711
4.50%	05/01/48	8,061,167	8,018,246
Fannie Mae Pool CA2208
4.50%	08/01/48	17,625,957	17,532,109
Fannie Mae Pool CA2327
4.00%	09/01/48	24,521,579	24,035,048
Fannie Mae Pool CA2493
4.50%	10/01/48	4,673,135	4,638,250
Fannie Mae Pool CA3633
3.50%	06/01/49	17,723,580	16,808,143
Fannie Mae Pool CA4011
3.50%	08/01/49	15,643,394	14,441,143
Fannie Mae Pool CA5689
3.00%	05/01/50	59,630,459	54,207,933
Fannie Mae Pool CB2313
2.50%	12/01/51	156,357,342	135,212,898
Fannie Mae Pool CB2365
2.00%	09/01/51	162,696,359	134,979,934
Fannie Mae Pool CB2767
2.00%	01/01/52	72,150,335	59,767,972
Fannie Mae Pool FM2310
3.00%	01/01/48	8,983,098	8,223,300
Fannie Mae Pool FM2318
3.50%	09/01/49	153,663,311	144,551,108
Fannie Mae Pool FM2388
3.50%	04/01/48	15,888,785	15,099,651
Fannie Mae Pool FM9672
2.50%	12/01/51	123,743,625	106,782,215
Fannie Mae Pool FS1598
2.00%	04/01/52	101,369,390	83,774,247
Fannie Mae Pool FS1622
2.00%	03/01/52	201,159,723	166,485,158
Fannie Mae Pool FS2536
2.50%	02/01/52	3,800,226	3,282,837
Fannie Mae Pool FS2943
2.00%	02/01/51	42,246,120	35,082,834
Fannie Mae Pool MA1146
4.00%	08/01/42	18,275,332	17,876,870
Fannie Mae Pool MA1177
3.50%	09/01/42	24,220,716	23,030,755
Fannie Mae Pool MA1404
3.50%	04/01/43	50,100	47,565
Fannie Mae Pool MA1432
3.00%	05/01/33	39,442	37,660

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1459
3.00%	06/01/33	$18,757	$17,910
Fannie Mae Pool MA1527
3.00%	08/01/33	27,264,606	26,033,239
Fannie Mae Pool MA1561
3.00%	09/01/33	17,363,930	16,579,713
Fannie Mae Pool MA1582
3.50%	09/01/43	8,377,348	7,952,187
Fannie Mae Pool MA1584
3.50%	09/01/33	26,348,027	25,653,763
Fannie Mae Pool MA1608
3.50%	10/01/33	18,248,656	17,767,808
Fannie Mae Pool MA1982
3.50%	08/01/34	36,444	35,528
Fannie Mae Pool MA2895
3.00%	02/01/47	40,675	37,248
Fannie Mae Pool MA2960
4.00%	04/01/47	20,445,095	19,872,556
Fannie Mae Pool MA3027
4.00%	06/01/47	15,147,830	14,723,634
Fannie Mae Pool MA3029
3.00%	06/01/32	17,360,965	16,628,886
Fannie Mae Pool MA3060
3.00%	07/01/32	7,715	7,392
Fannie Mae Pool MA3120
3.50%	09/01/47	1,168,440	1,100,184
Fannie Mae Pool MA3182
3.50%	11/01/47	24,719,512	23,288,539
Fannie Mae Pool MA3210
3.50%	12/01/47	43,071,866	40,731,502
Fannie Mae Pool MA3238
3.50%	01/01/48	37,048,733	34,904,041
Fannie Mae Pool MA3276
3.50%	02/01/48	14,545,933	13,703,893
Fannie Mae Pool MA3305
3.50%	03/01/48	19,505,987	18,371,657
Fannie Mae Pool MA3332
3.50%	04/01/48	53,353,112	50,250,474
Fannie Mae Pool MA3364
3.50%	05/01/33	6,460,275	6,288,725
Fannie Mae Pool MA3537
4.50%	12/01/48	10,439,511	10,383,927
Fannie Mae Pool MA3811
3.00%	10/01/49	5,767,623	5,115,378
Fannie Mae Pool MA3846
3.00%	11/01/49	32,227	28,582
Fannie Mae Pool MA3942
3.00%	02/01/50	11,560,768	10,160,784
Fannie Mae Pool MA3997
3.00%	04/01/50	14,150,244	12,588,219
Fannie Mae Pool MA4093
2.00%	08/01/40	154,071,221	131,812,526
Fannie Mae Pool MA4128
2.00%	09/01/40	127,452,260	109,017,218
Fannie Mae Pool MA4152
2.00%	10/01/40	159,623,012	136,519,728

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 204

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA4176
2.00%	11/01/40	$39,568,431	$33,831,907
Fannie Mae Pool MA4333
2.00%	05/01/41	73,536,464	62,869,433
Fannie Mae Pool MA4492
2.00%	12/01/51	95,491,523	79,189,998
Fannie Mae Pool MA4493
2.50%	12/01/51	156,117,601	134,768,227
Fannie Mae Pool MA4547
2.00%	02/01/52	18,879,564	15,603,645
Fannie Mae Pool MA4548
2.50%	02/01/52	182,753,567	157,536,435
Fannie Mae Pool MA4563
2.50%	03/01/52	223,303,111	192,479,118
Fannie Mae Pool MA4578
2.50%	04/01/52	359,960,659	310,272,928
Fannie Mae REMICS,
Series 1994-55, Class H
7.00%	03/25/24	863	863
Fannie Mae REMICS,
Series 1997-34, Class SA
(Cost of Funds for the 11th District of San Francisco plus 0.00%)
29.51%	10/25/23[2]	125	131
Fannie Mae REMICS,
Series 1998-37, Class VZ
6.00%	06/17/28	274	274
Fannie Mae REMICS,
Series 1999-11, Class Z
5.50%	03/25/29	14,923	14,501
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	58,725	61,109
Fannie Mae REMICS,
Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
1.75%	11/25/35[2]	19,730	666
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
1.25%	10/25/25[2]	625,134	5,591
Fannie Mae REMICS,
Series 2006-4, Class WE
4.50%	02/25/36	22,546	22,465
Fannie Mae REMICS,
Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
9.62%	04/25/36[2]	773,425	877,564
Fannie Mae REMICS,
Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
1.55%	03/25/37[2]	673,265	63,369
Fannie Mae REMICS,
Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
1.26%	04/25/37[2]	1,532,358	129,817

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
5.32%	07/25/37[2]	$1,972	$1,955
Fannie Mae REMICS,
Series 2008-24, Class NA
6.75%	06/25/37	144,024	151,412
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
1.75%	10/25/40[2]	2,005,463	203,644
Fannie Mae REMICS,
Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
1.50%	03/25/40[2]	4,081,131	459,581
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
1.57%	05/25/40[2]	7,198,496	797,555
Fannie Mae REMICS,
Series 2011-101, Class HE
4.00%	10/25/41	8,638,747	8,536,360
Fannie Mae REMICS,
Series 2011-111, Class DB
4.00%	11/25/41	7,259,670	7,077,798
Fannie Mae REMICS,
Series 2012-84, Class VZ
3.50%	08/25/42	6,269,047	5,961,732
Fannie Mae REMICS,
Series 2013-101, Class BO (PO)
0.00%	10/25/43[10]	9,623,509	7,330,575
Fannie Mae REMICS,
Series 2013-101, Class CO (PO)
0.00%	10/25/43[10]	5,552,272	4,325,349
Fannie Mae REMICS,
Series 2016-45, Class AF
(LIBOR USD 1-Month plus 0.50%)
5.35%	07/25/46[2]	7,237,929	7,094,031
Fannie Mae REMICS,
Series 2016-72, Class FA
(LIBOR USD 1-Month plus 0.50%)
5.35%	10/25/46[2]	14,671,474	14,405,879
Fannie Mae REMICS,
Series 2016-74, Class GF
(LIBOR USD 1-Month plus 0.50%)
5.35%	10/25/46[2]	11,809,330	11,505,915
Fannie Mae REMICS,
Series 2016-75, Class FL
(LIBOR USD 1-Month plus 0.50%)
5.35%	10/25/46[2]	11,743,807	11,443,801
Fannie Mae REMICS,
Series 2018-29, Class AP
3.50%	11/25/46	25,208,742	24,616,528
Fannie Mae REMICS,
Series 2018-38, Class LA
3.00%	06/25/48	14,169,451	13,134,949

See accompanying Notes to Financial Statements.

205 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	$19,100	$18,518
Fannie Mae REMICS,
Series 2018-45, Class GA
3.00%	06/25/48	15,966,278	14,801,638
Fannie Mae REMICS,
Series 2018-55, Class PA
3.50%	01/25/47	8,248,657	8,042,948
Fannie Mae REMICS,
Series 2018-57, Class QA
3.50%	05/25/46	18,099	17,660
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	651,017	637,907
Fannie Mae REMICS,
Series 2018-94, Class KD
3.50%	12/25/48	3,615,780	3,427,720
Fannie Mae REMICS,
Series 2019-1, Class AB
3.50%	02/25/49	1,356,816	1,282,938
Fannie Mae REMICS,
Series 2019-1, Class KP
3.25%	02/25/49	1,393,567	1,301,147
Fannie Mae REMICS,
Series 2019-26, Class JE
3.00%	06/25/49	4,370,629	4,134,743
Fannie Mae REMICS,
Series 2019-45, Class PA
3.00%	08/25/49	15,307,757	14,051,382
Fannie Mae REMICS,
Series 2019-52, Class PA
3.00%	09/25/49	4,446,818	4,024,771
Fannie Mae REMICS,
Series 2019-67, Class FE
(LIBOR USD 1-Month plus 0.45%)
5.30%	11/25/49[2]	28,473,138	27,809,290
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
5.35%	01/25/50[2]	77,407	75,856
Fannie Mae REMICS,
Series G93-21, Class Z
7.20%	05/25/23	8	8
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.90%	07/25/42	16,795	17,066
Freddie Mac Gold Pool A24156
6.50%	10/01/31	63,259	65,394
Freddie Mac Gold Pool A25162
5.50%	05/01/34	877,907	911,346
Freddie Mac Gold Pool A39012
5.50%	06/01/35	20,022	20,856
Freddie Mac Gold Pool A54856
5.00%	01/01/34	1,834,764	1,877,424

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A61164
5.00%	04/01/36	$5,659	$5,761
Freddie Mac Gold Pool A97038
4.00%	02/01/41	5,974,991	5,869,258
Freddie Mac Gold Pool C01492
5.00%	02/01/33	216,450	219,854
Freddie Mac Gold Pool C04546
3.00%	02/01/43	10,564,350	9,764,842
Freddie Mac Gold Pool C04573
3.00%	03/01/43	13,013,459	12,028,553
Freddie Mac Gold Pool C46104
6.50%	09/01/29	6,065	6,279
Freddie Mac Gold Pool C55789
7.50%	10/01/27	1,280	1,280
Freddie Mac Gold Pool G00992
7.00%	11/01/28	315	324
Freddie Mac Gold Pool G01515
5.00%	02/01/33	311,153	315,802
Freddie Mac Gold Pool G02579
5.00%	12/01/34	403,103	412,487
Freddie Mac Gold Pool G02884
6.00%	04/01/37	1,166,575	1,235,776
Freddie Mac Gold Pool G02955
5.50%	03/01/37	1,801,972	1,891,585
Freddie Mac Gold Pool G03357
5.50%	08/01/37	606,588	634,215
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,064,678	1,117,737
Freddie Mac Gold Pool G03783
5.50%	01/01/38	970,452	1,018,814
Freddie Mac Gold Pool G03985
6.00%	03/01/38	7,243	7,652
Freddie Mac Gold Pool G04438
5.50%	05/01/38	2,729,450	2,862,640
Freddie Mac Gold Pool G04703
5.50%	08/01/38	2,020,108	2,118,684
Freddie Mac Gold Pool G04706
5.50%	09/01/38	84,607	88,735
Freddie Mac Gold Pool G05866
4.50%	02/01/40	8,702,546	8,769,655
Freddie Mac Gold Pool G06361
4.00%	03/01/41	11,985	11,914
Freddie Mac Gold Pool G06498
4.00%	04/01/41	11,389,575	11,234,570
Freddie Mac Gold Pool G06499
4.00%	03/01/41	5,015,107	4,940,387
Freddie Mac Gold Pool G07408
3.50%	06/01/43	12,490,682	12,000,095
Freddie Mac Gold Pool G07786
4.00%	08/01/44	94,695,364	93,106,442
Freddie Mac Gold Pool G07848
3.50%	04/01/44	59,018,335	56,275,965
Freddie Mac Gold Pool G07849
3.50%	05/01/44	7,733,393	7,354,717
Freddie Mac Gold Pool G07924
3.50%	01/01/45	8,618,305	8,204,377

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 206

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G07925
4.00%	02/01/45	$6,202,362	$6,121,849
Freddie Mac Gold Pool G08676
3.50%	11/01/45	20,683,068	19,583,170
Freddie Mac Gold Pool G08681
3.50%	12/01/45	13,886,424	13,147,962
Freddie Mac Gold Pool G08698
3.50%	03/01/46	713	674
Freddie Mac Gold Pool G08710
3.00%	06/01/46	83,361,148	76,412,916
Freddie Mac Gold Pool G08711
3.50%	06/01/46	5,874,083	5,544,059
Freddie Mac Gold Pool G08715
3.00%	08/01/46	113,691,751	104,215,434
Freddie Mac Gold Pool G08721
3.00%	09/01/46	11,545,470	10,578,379
Freddie Mac Gold Pool G08722
3.50%	09/01/46	26,426,405	24,941,689
Freddie Mac Gold Pool G08726
3.00%	10/01/46	123,091,064	112,780,514
Freddie Mac Gold Pool G08727
3.50%	10/01/46	23,147,440	21,846,947
Freddie Mac Gold Pool G08732
3.00%	11/01/46	76,035,650	69,666,630
Freddie Mac Gold Pool G08741
3.00%	01/01/47	48,333,888	44,239,954
Freddie Mac Gold Pool G08742
3.50%	01/01/47	36,982,968	34,905,153
Freddie Mac Gold Pool G08747
3.00%	02/01/47	17,046,989	15,603,090
Freddie Mac Gold Pool G08757
3.50%	04/01/47	13,600,134	12,825,735
Freddie Mac Gold Pool G08758
4.00%	04/01/47	10,512	10,257
Freddie Mac Gold Pool G08762
4.00%	05/01/47	10,502,311	10,240,898
Freddie Mac Gold Pool G08779
3.50%	09/01/47	52,553	49,536
Freddie Mac Gold Pool G08784
3.50%	10/01/47	46,334	43,695
Freddie Mac Gold Pool G08792
3.50%	12/01/47	39,804	37,538
Freddie Mac Gold Pool G08826
5.00%	06/01/48	7,165,960	7,258,898
Freddie Mac Gold Pool G08833
5.00%	07/01/48	4,582,569	4,642,003
Freddie Mac Gold Pool G08838
5.00%	09/01/48	2,401,310	2,437,355
Freddie Mac Gold Pool G08840
5.00%	08/01/48	699,350	709,369
Freddie Mac Gold Pool G08843
4.50%	10/01/48	5,465,069	5,430,091
Freddie Mac Gold Pool G08844
5.00%	10/01/48	6,125,293	6,204,734
Freddie Mac Gold Pool G08848
4.50%	11/01/48	980,106	978,313

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08849
5.00%	11/01/48	$2,439,953	$2,474,524
Freddie Mac Gold Pool G16085
2.50%	02/01/32	2,495,448	2,358,638
Freddie Mac Gold Pool G16502
3.50%	05/01/33	44,130	43,004
Freddie Mac Gold Pool G16524
3.50%	05/01/33	17,384,732	16,963,014
Freddie Mac Gold Pool G16584
3.50%	08/01/33	2,527,435	2,462,866
Freddie Mac Gold Pool G16607
3.50%	09/01/33	25,175,025	24,570,312
Freddie Mac Gold Pool G16623
2.50%	09/01/32	19,377,629	18,315,380
Freddie Mac Gold Pool G16755
3.50%	02/01/34	24,483,970	23,892,281
Freddie Mac Gold Pool G16756
3.50%	01/01/34	2,305,408	2,250,031
Freddie Mac Gold Pool G18592
3.00%	03/01/31	17,299	16,641
Freddie Mac Gold Pool G18596
3.00%	04/01/31	20,111,906	19,285,340
Freddie Mac Gold Pool G18691
3.00%	06/01/33	7,347,904	7,034,558
Freddie Mac Gold Pool G18692
3.50%	06/01/33	10,029,230	9,787,084
Freddie Mac Gold Pool G18713
3.50%	11/01/33	11,681,588	11,379,506
Freddie Mac Gold Pool G18716
3.50%	12/01/33	34,190	33,369
Freddie Mac Gold Pool G60023
3.50%	04/01/45	9,401,745	8,970,756
Freddie Mac Gold Pool G60080
3.50%	06/01/45	96,276,693	91,652,629
Freddie Mac Gold Pool G60138
3.50%	08/01/45	77,570,065	74,014,145
Freddie Mac Gold Pool G60238
3.50%	10/01/45	29,673,857	28,119,713
Freddie Mac Gold Pool G60344
4.00%	12/01/45	71,501	69,899
Freddie Mac Gold Pool G67700
3.50%	08/01/46	22,598,126	21,386,477
Freddie Mac Gold Pool G67703
3.50%	04/01/47	162,634,600	153,913,614
Freddie Mac Gold Pool G67706
3.50%	12/01/47	94,906,618	89,817,121
Freddie Mac Gold Pool G67707
3.50%	01/01/48	296,083,092	281,006,627
Freddie Mac Gold Pool G67708
3.50%	03/01/48	262,267,576	248,080,044
Freddie Mac Gold Pool G67709
3.50%	03/01/48	194,741,283	184,840,363
Freddie Mac Gold Pool G67711
4.00%	03/01/48	48,272,916	47,161,225
Freddie Mac Gold Pool G67713
4.00%	06/01/48	430,222	420,045

See accompanying Notes to Financial Statements.

207 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G67714
4.00%	07/01/48	$71,245	$69,582
Freddie Mac Gold Pool G67717
4.00%	11/01/48	59,525,916	58,117,872
Freddie Mac Gold Pool H00790
5.50%	05/01/37	4,060	4,204
Freddie Mac Gold Pool H05069
5.50%	05/01/37	64,046	66,305
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	20,067,597	19,867,033
Freddie Mac Gold Pool U99097
3.50%	07/01/43	28,078,397	26,663,199
Freddie Mac Gold Pool V62078
3.50%	08/01/33	2,737,104	2,671,199
Freddie Mac Gold Pool V62129
3.50%	08/01/33	5,863,834	5,722,647
Freddie Mac Gold Pool V80356
3.50%	08/01/43	20,045,355	19,152,831
Freddie Mac Pool QD3162
2.00%	12/01/51	142,244,405	117,973,431
Freddie Mac Pool QE0312
2.00%	04/01/52	6,688,457	5,526,990
Freddie Mac Pool QE0521
2.50%	04/01/52	3,072,544	2,651,128
Freddie Mac Pool RA4201
2.00%	12/01/50	8,919,628	7,407,209
Freddie Mac Pool RA6507
2.00%	12/01/51	128,982,945	106,997,312
Freddie Mac Pool RB5077
2.00%	10/01/40	95,931,475	82,051,603
Freddie Mac Pool RE6029
3.00%	02/01/50	3,901,962	3,471,230
Freddie Mac Pool SD1178
2.00%	03/01/52	16,781,753	13,885,870
Freddie Mac Pool SD7502
3.50%	07/01/49	7,129,911	6,744,313
Freddie Mac Pool SD7503
3.50%	08/01/49	15,768,557	14,902,855
Freddie Mac Pool SD7511
3.50%	01/01/50	15,766,233	14,892,037
Freddie Mac Pool SD8182
2.00%	12/01/51	27,300,715	22,580,658
Freddie Mac Pool SD8188
2.00%	01/01/52	49,617,337	41,094,404
Freddie Mac Pool SD8189
2.50%	01/01/52	367,714,193	317,379,746
Freddie Mac Pool SD8193
2.00%	02/01/52	20,586,776	17,034,293
Freddie Mac Pool SD8199
2.00%	03/01/52	185,757,753	153,500,473
Freddie Mac Pool SD8205
2.50%	04/01/52	431,614,633	372,004,910
Freddie Mac Pool ZA5103
3.50%	12/01/47	121,774	114,727
Freddie Mac Pool ZA5128
3.50%	12/01/47	388,018	365,230

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool ZM1779
3.00%	09/01/46	$12,681,371	$11,606,452
Freddie Mac Pool ZM2285
3.00%	12/01/46	14,788,357	13,542,229
Freddie Mac Pool ZS4693
3.00%	12/01/46	14,694,290	13,456,088
Freddie Mac Pool ZS4768
3.50%	05/01/48	1,019,581	959,384
Freddie Mac Pool ZT0277
3.50%	10/01/46	1,559,098	1,473,868
Freddie Mac Pool ZT1403
3.50%	11/01/33	13,451,387	13,094,191
Freddie Mac REMICS,
Series 1980, Class Z
7.00%	07/15/27	25,980	26,472
Freddie Mac REMICS,
Series 1983, Class Z
6.50%	12/15/23	1,902	1,905
Freddie Mac REMICS,
Series 2098, Class TZ
6.00%	01/15/28	119,146	120,471
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	7,264	7,388
Freddie Mac REMICS,
Series 2313, Class LA
6.50%	05/15/31	2,733	2,828
Freddie Mac REMICS,
Series 2433, Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
8.75%	02/15/32[2]	4,337	5,248
Freddie Mac REMICS,
Series 2481, Class AW
6.50%	08/15/32	10,116	10,301
Freddie Mac REMICS,
Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
2.52%	08/15/35[2]	622,971	92,774
Freddie Mac REMICS,
Series 3063, Class YG
5.50%	11/15/35	1,627,327	1,679,256
Freddie Mac REMICS,
Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
2.52%	08/15/35[2]	275,429	26,959
Freddie Mac REMICS,
Series 3752, Class XL
4.50%	11/15/40	26,658,333	26,716,702
Freddie Mac REMICS,
Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
1.27%	07/15/41[2]	3,424,819	113,730
Freddie Mac REMICS,
Series 3904, Class JB
4.50%	08/15/41	6,286,535	6,258,158

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 208

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3925, Class LB
4.50%	09/15/41	$9,215,000	$9,330,364
Freddie Mac REMICS,
Series 3928, Class JD
4.00%	09/15/41	18,687,924	18,167,661
Freddie Mac REMICS,
Series 4102, Class TC
2.50%	09/15/41	6,359,649	6,142,436
Freddie Mac REMICS,
Series 4161, Class BA
2.50%	12/15/41	10,070,561	9,664,552
Freddie Mac REMICS,
Series 4656, Class EZ
4.00%	02/15/47	197,622	190,312
Freddie Mac REMICS,
Series 4818, Class CA
3.00%	04/15/48	1,191,292	1,077,974
Freddie Mac REMICS,
Series 4846, Class PA
4.00%	06/15/47	156,391	154,416
Freddie Mac REMICS,
Series 4852, Class CA
4.00%	11/15/47	8,108,762	7,864,081
Freddie Mac REMICS,
Series 4860, Class BH
3.50%	10/15/48	2,722,366	2,630,701
Freddie Mac REMICS,
Series 4860, Class PA
3.50%	02/15/49	2,023,526	1,912,766
Freddie Mac REMICS,
Series 4879, Class BC
3.00%	04/15/49	708,680	662,032
Freddie Mac REMICS,
Series 4896, Class DA
3.00%	01/15/49	877,669	816,612
Freddie Mac REMICS,
Series 4937, Class MF
(LIBOR USD 1-Month plus 0.45%)
5.30%	12/25/49[2]	5,663,201	5,603,975
Freddie Mac Strips,
Series 309, Class PO (PO)
0.00%	08/15/43[10]	12,139,760	9,289,070
Freddie Mac Strips,
Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
5.18%	11/15/43[2]	2,047,612	2,013,894
Ginnie Mae (TBA)
2.50%	04/20/53	686,350,000	604,068,433
2.50%	05/20/53	433,050,000	381,688,863
4.50%	04/20/53	343,875,000	338,840,061
5.00%	04/20/53	159,750,000	159,962,169
Ginnie Mae I Pool 782817
4.50%	11/15/39	9,252,194	9,332,462
Ginnie Mae I Pool AA5452
3.50%	07/15/42	76,585	74,497

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 2631
7.00%	08/20/28	$829	$857
Ginnie Mae II Pool 3388
4.50%	05/20/33	1,650	1,648
Ginnie Mae II Pool 3427
4.50%	08/20/33	854	865
Ginnie Mae II Pool 3554
4.50%	05/20/34	736	746
Ginnie Mae II Pool 4058
5.00%	12/20/37	423	437
Ginnie Mae II Pool 4342
5.00%	01/20/39	638	659
Ginnie Mae II Pool 4520
5.00%	08/20/39	11,927	12,298
Ginnie Mae II Pool 5140
4.50%	08/20/41	26,096	26,451
Ginnie Mae II Pool 5175
4.50%	09/20/41	28,390	28,776
Ginnie Mae II Pool 5281
4.50%	01/20/42	8,171	8,282
Ginnie Mae II Pool 783591
4.50%	07/20/41	10,100	10,237
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.63%	07/20/34[2]	6,541	6,449
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.63%	03/20/35[2]	7,601	7,385
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.63%	08/20/35[2]	9,754	9,602
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
2.75%	10/20/35[2]	9,287	9,133
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.00%	05/20/25[2]	947	939
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.50%	06/20/25[2]	1,042	1,028
Ginnie Mae II Pool MA0627
4.50%	12/20/42	33,276	33,712
Ginnie Mae II Pool MA0701
4.50%	01/20/43	32,372	32,811
Ginnie Mae II Pool MA1157
3.50%	07/20/43	30,984	29,787
Ginnie Mae II Pool MA1997
4.50%	06/20/44	8,222	8,319
Ginnie Mae II Pool MA2374
5.00%	11/20/44	173,855	179,082

See accompanying Notes to Financial Statements.

209 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA2756
4.50%	04/20/45	$17,235	$17,437
Ginnie Mae II Pool MA2828
4.50%	05/20/45	718,228	726,672
Ginnie Mae II Pool MA2894
4.50%	06/20/45	281,065	284,367
Ginnie Mae II Pool MA3036
4.50%	08/20/45	27,302	27,623
Ginnie Mae II Pool MA3309
3.00%	12/20/45	5,602	5,187
Ginnie Mae II Pool MA3456
4.50%	02/20/46	180,041	182,147
Ginnie Mae II Pool MA3521
3.50%	03/20/46	20,875,039	19,926,051
Ginnie Mae II Pool MA3524
5.00%	03/20/46	9,127	9,383
Ginnie Mae II Pool MA3597
3.50%	04/20/46	52,548,152	50,142,870
Ginnie Mae II Pool MA3600
5.00%	04/20/46	5,087,506	5,229,322
Ginnie Mae II Pool MA3662
3.00%	05/20/46	2,036,532	1,883,468
Ginnie Mae II Pool MA3663
3.50%	05/20/46	14,979,811	14,294,141
Ginnie Mae II Pool MA3665
4.50%	05/20/46	76,689	77,267
Ginnie Mae II Pool MA3666
5.00%	05/20/46	2,834,312	2,913,939
Ginnie Mae II Pool MA3738
4.50%	06/20/46	320,306	322,720
Ginnie Mae II Pool MA3739
5.00%	06/20/46	1,721,256	1,769,529
Ginnie Mae II Pool MA3805
4.50%	07/20/46	2,490,956	2,509,727
Ginnie Mae II Pool MA3806
5.00%	07/20/46	132,525	136,246
Ginnie Mae II Pool MA3873
3.00%	08/20/46	15,622,730	14,429,008
Ginnie Mae II Pool MA3876
4.50%	08/20/46	2,767,354	2,788,209
Ginnie Mae II Pool MA3877
5.00%	08/20/46	571,324	588,011
Ginnie Mae II Pool MA3937
3.50%	09/20/46	12,057,837	11,494,610
Ginnie Mae II Pool MA3939
4.50%	09/20/46	1,551,158	1,573,857
Ginnie Mae II Pool MA4003
3.00%	10/20/46	6,277,354	5,797,706
Ginnie Mae II Pool MA4006
4.50%	10/20/46	1,629,484	1,641,764
Ginnie Mae II Pool MA4007
5.00%	10/20/46	3,108,083	3,195,171
Ginnie Mae II Pool MA4069
3.50%	11/20/46	37,565,204	35,810,519
Ginnie Mae II Pool MA4071
4.50%	11/20/46	4,429,546	4,475,599

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4072
5.00%	11/20/46	$983,182	$1,010,785
Ginnie Mae II Pool MA4126
3.00%	12/20/46	107,919,049	99,639,305
Ginnie Mae II Pool MA4127
3.50%	12/20/46	42,414,667	40,433,461
Ginnie Mae II Pool MA4129
4.50%	12/20/46	15,308,415	15,477,010
Ginnie Mae II Pool MA4196
3.50%	01/20/47	9,799	9,335
Ginnie Mae II Pool MA4198
4.50%	01/20/47	121,557	122,473
Ginnie Mae II Pool MA4199
5.00%	01/20/47	2,779,500	2,857,592
Ginnie Mae II Pool MA4264
4.50%	02/20/47	34,668,101	34,982,358
Ginnie Mae II Pool MA4265
5.00%	02/20/47	639,315	657,270
Ginnie Mae II Pool MA4324
5.00%	03/20/47	3,559,911	3,669,100
Ginnie Mae II Pool MA4382
3.50%	04/20/47	24,002,090	22,865,941
Ginnie Mae II Pool MA4384
4.50%	04/20/47	1,465,317	1,474,528
Ginnie Mae II Pool MA4385
5.00%	04/20/47	6,005,043	6,160,568
Ginnie Mae II Pool MA4453
4.50%	05/20/47	76,965,458	76,958,463
Ginnie Mae II Pool MA4454
5.00%	05/20/47	13,237,708	13,501,025
Ginnie Mae II Pool MA4510
3.50%	06/20/47	32,987	31,395
Ginnie Mae II Pool MA4511
4.00%	06/20/47	4,703,985	4,596,721
Ginnie Mae II Pool MA4512
4.50%	06/20/47	267,704	267,679
Ginnie Mae II Pool MA4513
5.00%	06/20/47	250,619	255,108
Ginnie Mae II Pool MA4586
3.50%	07/20/47	39,342,685	37,455,794
Ginnie Mae II Pool MA4588
4.50%	07/20/47	42,463	42,677
Ginnie Mae II Pool MA4589
5.00%	07/20/47	11,369,325	11,656,673
Ginnie Mae II Pool MA4652
3.50%	08/20/47	2,977,418	2,834,620
Ginnie Mae II Pool MA4655
5.00%	08/20/47	13,639,814	13,911,129
Ginnie Mae II Pool MA4719
3.50%	09/20/47	37,196,130	35,412,189
Ginnie Mae II Pool MA4720
4.00%	09/20/47	92,268	90,392
Ginnie Mae II Pool MA4722
5.00%	09/20/47	264,900	271,347
Ginnie Mae II Pool MA4781
5.00%	10/20/47	3,157,647	3,237,453

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 210

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4836
3.00%	11/20/47	$84,094,726	$77,590,268
Ginnie Mae II Pool MA4837
3.50%	11/20/47	92,530,819	88,035,172
Ginnie Mae II Pool MA4838
4.00%	11/20/47	30,953,895	30,245,159
Ginnie Mae II Pool MA4840
5.00%	11/20/47	1,008,282	1,026,301
Ginnie Mae II Pool MA4900
3.50%	12/20/47	5,954,647	5,665,338
Ginnie Mae II Pool MA4901
4.00%	12/20/47	20,629,287	20,156,949
Ginnie Mae II Pool MA4961
3.00%	01/20/48	287,985	266,582
Ginnie Mae II Pool MA4963
4.00%	01/20/48	34,378,926	33,591,770
Ginnie Mae II Pool MA5078
4.00%	03/20/48	52,154	50,964
Ginnie Mae II Pool MA5137
4.00%	04/20/48	11,095,406	10,827,435
Ginnie Mae II Pool MA5399
4.50%	08/20/48	2,516,914	2,514,403
Ginnie Mae II Pool MA5466
4.00%	09/20/48	4,547,436	4,434,767
Ginnie Mae II Pool MA5467
4.50%	09/20/48	23,345	23,280
Ginnie Mae II Pool MA5528
4.00%	10/20/48	20,857,777	20,337,157
Ginnie Mae II Pool MA5530
5.00%	10/20/48	3,782,874	3,840,654
Ginnie Mae II Pool MA5651
4.00%	12/20/48	7,498	7,272
Ginnie Mae II Pool MA6030
3.50%	07/20/49	8,552,399	7,904,359
Ginnie Mae II Pool MA6080
3.00%	08/20/49	1,732	1,538
Ginnie Mae II Pool MA6081
3.50%	08/20/49	3,476,112	3,212,717
Ginnie Mae II Pool MA6209
3.00%	10/20/49	3,318,439	2,947,697
Ginnie Mae II Pool MA6210
3.50%	10/20/49	1,613,151	1,490,917
Ginnie Mae,
Series 2003-86, Class ZK
5.00%	10/20/33	3,336,240	3,402,489
Ginnie Mae,
Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
2.02%	06/16/37[2]	6,467,193	825,294
Ginnie Mae,
Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
1.49%	03/20/36[2]	5,642,205	201,722

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
2.04%	05/20/37[2]	$14,031,908	$659,514
Ginnie Mae,
Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
1.72%	12/20/39[2]	2,222,313	259,123
Ginnie Mae,
Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
2.07%	07/16/39[2]	15,493	692
Ginnie Mae,
Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
1.57%	08/16/38[2]	14,482	167
Ginnie Mae,
Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
1.67%	01/16/40[2]	29,120	3,212
Ginnie Mae,
Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
1.07%	01/16/40[2]	5,294,524	519,649
Ginnie Mae,
Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
1.77%	09/16/39[2]	312,490	2,555
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	72,036	13,000
Ginnie Mae,
Series 2014-108, Class PA
2.63%	12/20/39	4,983,756	4,746,997
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	703,164	669,112
Ginnie Mae,
Series 2019-1, Class NP
3.50%	01/20/49	6,366,298	6,142,622
Ginnie Mae,
Series 2019-119, Class JE
3.00%	09/20/49	4,672,450	4,291,016
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	7,501,056	7,044,212
Ginnie Mae,
Series 2019-44, Class CA
3.50%	12/20/48	587,294	571,095
Ginnie Mae,
Series 2019-71, Class PT
3.00%	06/20/49	774,939	720,070
Ginnie Mae,
Series 2019-86, Class C
2.50%	03/20/49	10,162,681	8,842,725

See accompanying Notes to Financial Statements.

211 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2019-90, Class HE
3.00%	07/20/49	$6,819,595	$6,188,219
UMBS (TBA)
2.00%	05/01/53	3,182,750,000	2,633,785,874
2.50%	05/01/53	2,390,750,000	2,063,330,835
3.00%	05/01/53	1,435,900,000	1,289,337,902
3.50%	05/01/53	770,625,000	716,327,356
4.00%	05/01/53	1,404,500,000	1,344,150,601
4.50%	04/15/53	1,184,650,000	1,160,693,143
4.50%	05/01/53	606,325,000	594,264,177
5.00%	04/01/53	2,010,550,000	2,005,366,561
5.00%	05/01/53	83,275,000	83,044,042
5.50%	04/01/53	1,404,350,000	1,418,640,343

			24,298,566,413

Total Mortgage-Backed (Cost $34,576,119,513)			32,903,883,030

MUNICIPAL BONDS — 0.57%*

California — 0.21%
California State University Revenue Bonds, University & College Improvements, Series B
2.14%	11/01/33	14,500,000	11,414,700
2.27%	11/01/34	23,510,000	18,892,233
City of San Francisco Public Utilities Commission Water Revenue Bonds, Series E
2.83%	11/01/41	4,285,000	3,318,596
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
5.00%	05/15/44	185,000	192,957
Los Angeles Department of Water & Power Power System Revenue Bonds, Electric Light & Power Improvements, Series C
5.52%	07/01/27	12,625,000	13,174,061
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50	47,945,000	33,748,397
3.26%	05/15/60	34,700,000	24,047,694
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AP
3.93%	05/15/45	28,565,000	26,346,057

			131,134,695

Colorado — 0.04%
City & County of Denver Airport System Revenue Bonds, Series C
2.39%	11/15/31	6,010,000	5,059,828
2.52%	11/15/32	8,450,000	7,067,127
2.62%	11/15/33	9,000,000	7,473,335
2.72%	11/15/34	5,000,000	4,130,306

			23,730,596

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New Jersey — 0.00%
Jersey City Municipal Utilities Authority Revenue Bonds, Water Utility Improvements, Series B
5.47%	05/15/27	$295,000	$301,453
New Jersey Turnpike Authority Revenue Bonds, Highway Revenue, Series F
3.73%	01/01/36	300,000	272,923

			574,376

New York — 0.30%
City of New York General Obligation Bonds, Public Improvements
4.77%	10/01/23	4,420,000	4,414,105
5.21%	10/01/31	6,420,000	6,645,240
City of New York General Obligation Bonds, Public Improvements, Series A
3.00%	08/01/34	15,185,000	12,964,824
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	3,145,000	2,952,613
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	13,145,000	11,819,788
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
5.51%	08/01/37	23,125,000	24,075,463
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	430,000	409,098
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series B3
2.00%	08/01/35	4,055,000	2,967,983
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.40%	11/01/32	12,135,000	9,882,793
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	3,090,000	2,398,987
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries C5
3.90%	05/01/31	15,000,000	14,196,752
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
4.00%	08/01/33	6,450,000	5,997,768
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries SU
3.88%	08/01/31	3,135,000	2,956,618
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	13,495,934
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series F, Subseries F-3
5.13%	02/01/35	1,250,000	1,268,901
5.15%	02/01/36	1,250,000	1,266,423

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 212

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series G
2.45%	11/01/34	$3,000,000	$2,276,979
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	7,895,000	6,834,273
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	44,990,000	46,113,252
5.43%	03/15/39	21,300,000	21,894,543
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series A
4.00%	03/15/47	155,000	150,263
New York State Urban Development Corp. Revenue Bonds, Public Improvements
5.77%	03/15/39	150,000	158,224

			195,140,824

Texas — 0.02%
North Texas Tollway Authority Revenue Bonds
2.33%	01/01/33	765,000	630,571
2.43%	01/01/34	10,000,000	8,157,108
2.53%	01/01/35	8,000,000	6,473,409
Texas A&M University Revenue Bonds, University & College Improvements, Series B
2.69%	05/15/25	350,000	338,420

			15,599,508

Total Municipal Bonds (Cost $435,502,105)			366,179,999

U.S. TREASURY SECURITIES — 24.22%

U.S. Treasury Bonds — 9.82%
U.S. Treasury Bonds
2.00%	11/15/41	2,595,308,000	1,960,196,943
2.38%	02/15/42	1,858,804,000	1,495,320,696
3.63%	02/15/53	1,476,231,000	1,465,620,590
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[11]	451,483,955	460,467,709
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds (WI)
1.13%	01/15/33[11]	488,487,876	487,659,992
U.S. Treasury Bonds (WI)
3.88%	02/15/43	423,487,000	427,233,166

			6,296,499,096

U.S. Treasury Notes — 14.40%
U.S. Treasury Notes
3.50%	02/15/33	250,069,000	250,479,268
3.63%	03/31/28	2,881,148,000	2,886,437,615
3.88%	03/31/25	1,420,416,000	1,416,226,881
4.00%	02/29/28	2,133,984,000	2,172,995,895
4.63%	02/28/25	1,023,421,000	1,033,435,338

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.63%	03/15/26	$1,442,527,000	$1,475,490,992

			9,235,065,989

Total U.S. Treasury Securities (Cost $15,974,135,921)			15,531,565,085

Total Bonds — 113.37% (Cost $76,726,706,032)			72,685,930,801

Issues		Shares	Value

COMMON STOCK — 0.10%

Communications — 0.10%
Intelsat Emergence SA3,5,6 (Luxembourg)		2,394,859	62,266,334

Electric — 0.00%
Homer City Holdings LLC†,[5,6,12]		1,180,703	—

Total Common Stock (Cost $145,415,216)			62,266,334

RIGHTS — 0.00%

Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,9
(Luxembourg)		250,803	—
Intelsat Jackson Holdings SA, Series B†,[3,5,6,9]
(Luxembourg)		250,803	—

			—

Total Rights (Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 8.63%

Money Market Funds — 2.05%
Dreyfus Government Cash Management Fund
4.71%[13]		210,000	210,000
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[13,14]		14,490,974	14,490,974
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[13]		1,300,338,000	1,300,338,000

			1,315,038,974

U.S. Agency Discount Notes — 1.15%
Federal Home Loan Bank
4.66%[15]	04/26/23	250,000,000	249,255,138
5.05%[15]	07/25/23	500,000,000	492,681,005

			741,936,143

U.S. Treasury Bills — 5.43%
U.S. Treasury Bills
4.53%[15]	05/18/23	260,000,000	258,505,910

See accompanying Notes to Financial Statements.

213 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
4.58%[15]	06/01/23	$250,000,000	$248,137,700
4.71%[15]	07/20/23	750,000,000	739,717,237
4.75%[15]	08/03/23	796,717,000	784,013,571
5.17%[15]	08/24/23	16,275,000	15,971,963
5.07%[15]	08/31/23	707,590,000	693,933,195
U.S. Treasury Bills (WI)
4.73%[15]	07/18/23	750,000,000	739,725,727

			3,480,005,303

Total Short-Term Investments
(Cost $5,534,633,966)			5,536,980,420

Total Investments - 122.10%
(Cost $82,406,755,214)			78,285,177,555

Net unrealized depreciation on unfunded commitments - 0.00%			(4,746)

Liabilities in Excess of Other Assets - (22.10)%			(14,168,626,346)

Net Assets - 100.00%			$64,116,546,463

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $474,836,296, which is 0.74% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $819,903, at an interest rate of 8.33% and a maturity of February 15, 2029. The investment is not accruing an unused commitment fee.

[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Non-income producing security.
[10]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2023.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Affiliated investment.
[13]	Represents the current yield as of March 31, 2023.
[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $11,647,846.
[15]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 214

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
EUR 5,519,000	USD 5,995,929	Citibank N.A.	04/13/23	$4,559
EUR 1,860,000	USD 2,010,119	State Street Global Markets LLC	04/13/23	12,150
EUR 920,000	USD 986,445	Barclays Bank PLC	04/13/23	13,818
EUR 1,360,000	USD 1,466,529	The Bank of New York Mellon	04/13/23	12,120
GBP 35,728,000	USD 42,946,510	Goldman Sachs International	04/13/23	1,241,262
USD 2,226,657	EUR 2,038,000	Bank of America N.A.	04/13/23	10,858

				1,294,767

USD 843,058,604	EUR 780,062,000	Citibank N.A.	04/13/23	(5,057,418)
USD 50,582,295	EUR 47,572,000	Goldman Sachs International	04/13/23	(1,139,973)
USD 58,497,926	EUR 55,194,000	The Bank of New York Mellon	04/13/23	(1,511,298)
USD 71,540,910	EUR 66,850,000	Barclays Bank PLC	04/13/23	(1,141,205)
USD 65,869,002	EUR 61,238,000	State Street Global Markets LLC	04/13/23	(711,512)
USD 177,289,470	GBP 145,220,000	Goldman Sachs International	04/13/23	(2,316,111)
USD 7,792,624	GBP 6,345,000	Barclays Bank PLC	04/13/23	(54,762)
USD 2,956,444	GBP 2,464,000	Citibank N.A.	04/13/23	(90,988)
USD 2,375,391	GBP 1,987,000	State Street Global Markets LLC	04/13/23	(82,096)

				(12,105,363)

NET UNREALIZED DEPRECIATION				$(10,810,596)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	85,334	06/30/23	$17,617,471,054	$137,980,585	$137,980,585
U.S. Treasury Ultra Bond	4,928	06/21/23	695,464,000	28,019,879	28,019,879
U.S. Treasury Five-Year Note	3,158	06/30/23	345,825,673	3,643,111	3,643,111

			18,658,760,727	169,643,575	169,643,575

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Future	3,568	06/08/23	(456,956,350)	(5,985,731)	(5,985,731)
Euro-Bund Future	2,716	06/08/23	(400,836,427)	(13,917,018)	(13,917,018)
U.S. Treasury Ten-Year Ultra Bond	2,233	06/21/23	(270,507,016)	3,940,844	3,940,844
Euro-Buxl 30 Year	621	06/08/23	(95,036,192)	(1,728,099)	(1,728,099)

			(1,223,335,985)	(17,690,004)	(17,690,004)

TOTAL FUTURES CONTRACTS			$17,435,424,742	$151,953,571	$151,953,571

See accompanying Notes to Financial Statements.

215 / Annual Report March 2023

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES
OTC[4]
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	$20,000	$201,952	$144,841	$57,111
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	60,665	1,499,030	1,343,969	155,061

TOTAL							$1,700,982	$1,488,810	$212,172

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	09/20/53	USD-SOFR- COMPOUND	Annual	3.00%	Annual	$220,666	$(4,977,387)	$—	$(4,977,387)
Interest Rate Swap[1]	09/20/53	USD-SOFR- COMPOUND	Annual	3.00%	Annual	236,956	(5,344,827)	—	(5,344,827)
Interest Rate Swap[1]	06/16/53	GBP-SONIA-OIS	Annual	3.25%	Annual	38,960	(694,839)	(614,998)	(79,841)

TOTAL SWAPS CONTRACTS						$496,582	$(11,017,053)	$(614,998)	$(10,402,055)

[1] Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 216

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BONDS – 106.72%

ASSET-BACKED SECURITIES — 6.72%**
AmeriCredit Automobile Receivables Trust,
Series 2022-2, Class C
5.32%	04/18/28	$630,000	$628,841
AMMC CLO XI Ltd.,
Series 2012-11A, Class A1R2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.01%)
5.81%	04/30/31[1,2,3]	250,000	246,532
Canyon Capital CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.59%	04/15/34[1,2,3]	175,000	174,662
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
5.47%	04/25/35[2]	214,269	213,457
Higher Education Funding I,
Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
6.01%	05/25/34[1,2]	14,969	14,960
JPMorgan Chase Bank N.A. - CACLN,
Series 2021-3, Class D
1.01%	02/26/29[1]	301,734	284,490
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.59%	04/15/31[1,2,3]	340,909	338,782
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69[1]	1,021,106	892,272
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
5.45%	10/27/36[1,2]	190,805	185,240
Octagon Investment Partners XIV Ltd.,
Series 2012-1A, Class AARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
5.74%	07/15/29[1,2,3]	646,535	641,834
OHA Credit Funding 2 Ltd.,
Series 2019-2A, Class XR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.62%	04/21/34[1,2,3]	31,250	31,233
Palmer Square Loan Funding Ltd.,
Series 2020-1A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.48%	02/20/28[1,2,3]	248,351	246,824
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
5.72%	05/20/29[1,2,3]	476,235	469,820

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential Trust,
Series 2019-SFR3, Class E
3.37%	09/17/36[1]	$325,000	$309,622
Progress Residential Trust,
Series 2019-SFR4, Class G
3.93%	10/17/36[1]	755,000	723,278
Progress Residential Trust,
Series 2020-SFR2, Class A
2.08%	06/17/37[1]	882,909	822,974
Santander Drive Auto Receivables Trust,
Series 2021-1, Class D
1.13%	11/16/26	990,000	941,623
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
5.40%	06/25/43[2]	89,724	86,802
Tricon American Homes Trust,
Series 2017-SFR2, Class A
2.93%	01/17/36[1]	954,050	932,367

Total Asset-Backed Securities (Cost $8,449,645)			8,185,613

CORPORATES — 23.18%*

Banking — 6.09%
Bank of America Corp.
1.73%	07/22/27[4]	150,000	134,549
Bank of America Corp.
(MTN)
1.32%	06/19/26[4]	770,000	705,472
3.82%	01/20/28[4]	985,000	942,035
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	485,000	412,250
2.13%	10/13/26[3,4]	100,000	99,518
2.59%	09/11/25[1,3,4]	365,000	339,217
3.80%	06/09/23[3]	580,000	570,087
6.37%	07/15/26[1,3,4]	140,000	136,536
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,3,4]	390,000	364,241
HSBC Holdings PLC
(United Kingdom)
(LIBOR USD 3-Month plus 1.00%)
5.92%	05/18/24[2,3]	795,000	792,087
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,4]	510,000	493,533
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	125,000	111,015
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	850,000	792,578
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24[3,4]	425,000	419,213

See accompanying Notes to Financial Statements.

217 / Annual Report March 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	$1,180,000	$1,110,799

			7,423,130

Communications — 1.50%
Qwest Corp.
7.25%	09/15/25	400,000	372,000
SES SA
(Luxembourg)
3.60%	04/04/23[1,3]	600,000	600,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28[1]	200,000	198,824
T-Mobile USA, Inc.
2.25%	02/15/26	700,000	653,333

			1,824,157

Consumer Discretionary — 0.91%
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27[1,3]	135,000	138,587
Reynolds American, Inc.
4.85%	09/15/23	600,000	599,471
WarnerMedia Holdings, Inc.
3.76%	03/15/27[1]	400,000	376,995

			1,115,053

Diversified REITs — 0.75%
Digital Euro Finco LLC
2.63%	04/15/24	385,000	408,833
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25[1]	230,000	222,497
5.75%	02/01/27[1]	285,000	280,871

			912,201

Electric — 1.87%
Alliant Energy Finance LLC
3.75%	06/15/23[1]	725,000	722,612
American Electric Power Co., Inc.
2.03%	03/15/24	620,000	601,414
Eversource Energy
2.90%	03/01/27	350,000	327,266
Metropolitan Edison Co.
4.00%	04/15/25[1]	500,000	477,486
Pennsylvania Electric Co.
4.15%	04/15/25[1]	150,000	145,315

			2,274,093

Energy — 1.83%
Energy Transfer LP
5.95%	12/01/25	900,000	915,021
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26	350,000	342,899

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Southern Co. Gas Capital Corp.
3.88%	11/15/25	$1,000,000	$973,848

			2,231,768

Finance — 4.97%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.45%	10/29/26[3]	400,000	359,160
Air Lease Corp.
3.63%	04/01/27	400,000	370,731
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	383,000	324,432
Capital One Financial Corp.
1.34%	12/06/24[4]	610,000	588,557
Citigroup, Inc.
3.67%	07/24/28[4]	1,490,000	1,413,877
Goldman Sachs Group, Inc. (The)
1.22%	12/06/23	545,000	529,798
JPMorgan Chase & Co.
0.82%	06/01/25[4]	125,000	118,554
1.04%	02/04/27[4]	150,000	133,929
2.95%	02/24/28[4]	1,085,000	1,008,281
Morgan Stanley
0.99%	12/10/26[4]	855,000	762,658
Morgan Stanley
(GMTN)
1.51%	07/20/27[4]	300,000	266,443
UBS Group AG
(Switzerland)
1.36%	01/30/27[1,3,4]	200,000	175,810

			6,052,230

Health Care — 0.95%
Amgen, Inc.
5.15%	03/02/28	390,000	398,500
HCA, Inc.
5.38%	02/01/25	500,000	500,255
5.88%	02/15/26	250,000	253,950

			1,152,705

Industrials — 0.78%
Amcor Flexibles North America, Inc.
4.00%	05/17/25	400,000	392,555
Berry Global, Inc.
5.50%	04/15/28[1]	300,000	299,243
Boeing Co. (The)
1.43%	02/04/24	125,000	120,843
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.38%)
5.19%	05/05/26[2]	142,000	140,269

			952,910

Information Technology — 1.11%
Netflix, Inc.
3.63%	06/15/25[1]	490,000	476,219

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 218

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
Oracle Corp.
5.80%	11/10/25	$300,000	$307,617
VMware, Inc.
1.00%	08/15/24	610,000	575,107

			1,358,943

Insurance — 1.53%
Athene Global Funding
2.51%	03/08/24[1]	135,000	131,101

(SOFR Index plus 0.70%)
5.46%	05/24/24[1,2]	500,000	495,485
Nationwide Mutual Insurance Co.
7.16%	12/15/24[1,4]	670,000	667,430
Trinity Acquisition PLC
(United Kingdom)
4.63%	08/15/23[3]	570,000	568,115

			1,862,131

Materials — 0.20%
International Flavors & Fragrances, Inc.
1.83%	10/15/27[1]	290,000	246,007

Services — 0.33%
Global Payments, Inc.
2.15%	01/15/27	455,000	403,150

Specialized REITs — 0.36%
Extra Space Storage LP
5.70%	04/01/28	245,000	246,807
Life Storage LP
3.88%	12/15/27	205,000	194,141

			440,948

Total Corporates
(Cost $28,721,007)			28,249,426

MORTGAGE-BACKED — 39.52%**

Non-Agency Commercial Mortgage-Backed — 3.76%
Commercial Mortgage Trust,
Series 2013-CR9, Class ASB
3.83%	07/10/45	11,249	11,212
FS Rialto,
Series 2019-FL1, Class A
(Cayman Islands)
(LIBOR USD 1-Month plus 1.20%)
5.93%	12/16/36[1,2,3]	378,813	375,931
Great Wolf Trust,
Series 2019-WOLF, Class A
(CME Term SOFR 1-Month plus 1.15%)
5.98%	12/15/36[1,2]	850,000	831,085
Irvine Core Office Trust,
Series 2013-IRV, Class A1
2.07%	05/15/48[1]	21,181	21,147
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A3
3.23%	01/15/48	244,921	234,988

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class A
(CME Term SOFR 1-Month plus 0.66%)
5.49%	12/15/37[1,2]	$568,075	$551,179
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
6.47%	11/15/35[1,2]	319,005	319,450
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XA (IO)
0.66%	10/15/46[4]	1,791,636	1,186
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C15, Class A3
3.77%	04/15/47	32,726	32,613
MSCG Trust,
Series 2018-SELF, Class A
(LIBOR USD 1-Month plus 0.90%)
5.59%	10/15/37[1,2]	1,188,033	1,163,269
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(LIBOR USD 1-Month plus 0.88%)
5.56%	12/15/34[1,2]	1,100,000	1,037,321

			4,579,381

Non-Agency Mortgage-Backed — 11.01%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/23)
7.40%	06/25/32	10,980	10,659
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
4.11%	05/25/35[4]	19,288	18,609
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/23)
2.86%	07/25/59[1]	151,572	143,909
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	16,696	16,404
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-R10, Class M3
(LIBOR USD 1-Month plus 0.68%)
5.52%	01/25/36[2]	504,713	491,797
Ameriquest Mortgage Securities, Inc., Asset-Backed
Pass - Through Certificates,
Series 2005-R9, Class M1
(LIBOR USD 1-Month plus 0.71%)
5.55%	11/25/35[2]	652,876	639,522
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	2,552	2,533
Bear Stearns ALT-A Trust,
Series 2005-2, Class 1M1
(LIBOR USD 1-Month plus 0.75%)
5.60%	03/25/35[2]	85,149	84,409

See accompanying Notes to Financial Statements.

219 / Annual Report March 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust,
Series 2006-2, Class M5
(LIBOR USD 1-Month plus 2.03%)
6.87%	07/25/36[2]	$452,666	$450,470
CIT Mortgage Loan Trust,
Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
6.20%	10/25/37[1,2]	410,411	408,909
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2D
(LIBOR USD 1-Month plus 0.27%)
5.12%	05/25/37[2]	172,920	168,268
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class M2
(LIBOR USD 1-Month plus 0.44%)
5.28%	11/25/36[2]	552,247	539,032
Countrywide Asset-Backed Certificates Trust,
Series 2005-4, Class MV5
(LIBOR USD 1-Month plus 1.01%)
5.85%	10/25/35[2]	611,081	601,029
Credit Suisse First Boston Mortgage Securities
Corp., Series 2002-AR31, Class 4A2
4.25%	11/25/32[4]	15,709	15,102
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
5.50%	07/19/44[2]	71,885	62,983
Encore Credit Receivables Trust,
Series 2005-3, Class M4
(LIBOR USD 1-Month plus 0.90%)
5.75%	10/25/35[2]	886,163	855,412
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(LIBOR USD 1-Month plus 0.78%)
5.63%	09/25/35[2]	535,580	529,659
First Franklin Mortgage Loan Trust,
Series 2006-FF11, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
5.11%	08/25/36[2]	284,564	283,609
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class M1
(LIBOR USD 1-Month plus 0.56%)
5.40%	01/25/36[2]	643,420	608,045
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28	1	1
GSAMP Trust,
Series 2005-HE5, Class M3
(LIBOR USD 1-Month plus 0.69%)
5.54%	11/25/35[2]	214,382	210,259
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.54%)
5.39%	12/25/35[2]	55,959	55,300

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2006-OPT2, Class M2
(LIBOR USD 1-Month plus 0.59%)
5.43%	01/25/36[2]	$393,753	$382,131
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
5.63%	12/25/34[2]	240,650	185,812
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
4.14%	10/25/34[4]	71,466	63,436
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A5
(LIBOR USD 1-Month plus 0.24%)
5.09%	05/25/37[2]	1,242,741	1,230,819
JPMorgan Mortgage Trust,
Series 2005-A2, Class 9A1
4.13%	04/25/35[4]	66,691	62,462
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
4.06%	10/25/34[4]	24,068	22,607
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I2A1
(LIBOR USD 1-Month plus 0.32%)
5.17%	01/25/47[2]	286,345	278,033
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.22%	10/25/32[4]	16,760	15,871
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
7.32%	12/25/32[2]	127,793	119,115
MortgageIT Trust,
Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
5.49%	02/25/35[2]	406,136	382,665
Nomura Resecuritization Trust,
Series 2014-8R, Class 2A1
3.00%	09/26/35[1,4]	26,190	26,146
Nomura Resecuritization Trust,
Series 2015-9R, Class 2A1 (STEP-reset date 05/26/23)
3.00%	05/25/36[1]	57,301	56,835
Ownit Mortgage Loan Trust,
Series 2006-3, Class A2D
(LIBOR USD 1-Month plus 0.54%)
5.39%	03/25/37[2]	560,790	521,399
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2004-WHQ2, Class M4
(LIBOR USD 1-Month plus 1.58%)
6.42%	02/25/35[2]	346,981	332,408
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2005-WHQ3, Class M4
(LIBOR USD 1-Month plus 0.95%)
5.79%	06/25/35[2]	78,049	77,316

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 220

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/23)
1.87%	04/25/26[1]	$265,485	$247,675
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31	34,570	11,593
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
5.34%	04/25/36[2]	309,294	301,590
Residential Asset Securities Corp.,
Series 2006-KS5, Class A4
(LIBOR USD 1-Month plus 0.26%)
5.11%	07/25/36[2]	627,453	620,285
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
3.53%	12/25/34[4]	53,760	44,155
Soundview Home Loan Trust,
Series 2005-4, Class M2
(LIBOR USD 1-Month plus 0.71%)
5.55%	03/25/36[2]	24,519	24,524
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
5.52%	06/25/35[2]	619,364	595,911
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(LIBOR USD 1-Month plus 0.72%)
5.57%	09/25/35[2]	162,807	158,987
Structured Asset Securities Corp. Mortgage Loan
Trust, Series 2006-EQ1A, Class A1
(LIBOR USD 1-Month plus 0.14%)
4.98%	07/25/36[1,2]	108,348	107,556
Structured Asset Securities Corp. Mortgage Loan
Trust, Series 2006-OPT1, Class A1
(LIBOR USD 1-Month plus 0.18%)
5.03%	04/25/36[2]	293,656	287,967
Terwin Mortgage Trust,
Series 2006-5, Class 1A2B
(LIBOR USD 1-Month plus 0.42%)
5.27%	07/25/37[1,2]	511,348	496,044
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[1,5,6]	998,421	11,884
Towd Point Mortgage Trust,
Series 2019-MH1, Class A1
3.00%	11/25/58[1,4]	464,862	457,520
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative
Average plus 1.40%)
4.54%	06/25/42[2]	8,870	7,911
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
3.43%	06/25/33[4]	25,309	23,150

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
5.35%	06/25/35[2]	$84,211	$70,587

			13,420,314

U.S. Agency Commercial Mortgage-Backed — 2.15%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ28, Class A1
1.77%	02/25/25	2,890	2,890
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ29, Class A1
0.74%	01/25/26	214,369	205,852
Freddie Mac Multifamily Structured
Pass-Through Certificates,
Series KJ31, Class A1
0.57%	05/25/26	135,115	129,406
Freddie Mac Multifamily Structured
Pass-Through Certificates,
Series KJ32, Class A1
0.52%	06/25/25	247,636	235,877
Freddie Mac Multifamily Structured
Pass-Through Certificates,
Series KJ34, Class A1
0.68%	06/25/26	299,735	277,421
Freddie Mac Multifamily Structured
Pass-Through Certificates,
Series KS07, Class X (IO)
0.62%	09/25/25[4]	3,352,373	46,946
Freddie Mac Multifamily Structured
Pass-Through Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
4.20%	05/25/44[2]	108,389	107,728
Freddie Mac Multifamily Structured
Pass-Through Certificates,
Series Q010, Class APT1
4.34%	04/25/46[4]	55,563	55,317
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[4]	95,812	94,681
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44[4]	119,689	117,398
Ginnie Mae,
Series 2011-165, Class IO (IO)
0.00%	10/16/51[4]	2,121,567	21
Ginnie Mae,
Series 2011-92, Class C
3.73%	04/16/52[4]	912,533	873,360
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53[4]	1,632,715	14,977

See accompanying Notes to Financial Statements.

221 / Annual Report March 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54[4]	$470,080	$456,750

			2,618,624

U.S. Agency Mortgage-Backed — 22.60%
Fannie Mae Pool 254548
5.50%	12/01/32	48,645	50,244
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.61%)
3.86%	11/01/32[2]	5,525	5,407
Fannie Mae Pool 555424
5.50%	05/01/33	32,530	33,634
Fannie Mae Pool 655133
7.00%	08/01/32	5,325	5,365
Fannie Mae Pool 655151
7.00%	08/01/32	4,245	4,236
Fannie Mae Pool 762525
6.50%	11/01/33	8,579	8,530
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.56%)
2.94%	04/01/34[2]	54,733	54,651
Fannie Mae Pool AD0538
6.00%	05/01/24	2,469	2,468
Fannie Mae Pool AE0443
6.50%	10/01/39	38,273	40,329
Fannie Mae Pool AL0851
6.00%	10/01/40	33,837	35,842
Fannie Mae REMICS,
Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.88%, 10.88% Cap)
4.96%	05/25/23[2]	2	2
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31[2]	612	608
Fannie Mae REMICS,
Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
5.80%	10/25/31[2]	45,917	46,415
Fannie Mae REMICS,
Series 2002-30, Class FB
(LIBOR USD 1-Month plus 1.00%)
5.85%	08/25/31[2]	46,494	46,875
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34[2]	7,000	7,100
Fannie Mae REMICS,
Series 2004-60, Class FW
(LIBOR USD 1-Month plus 0.45%)
5.30%	04/25/34[2]	117,942	117,921
Fannie Mae REMICS,
Series 2004-96, Class MT
(-17.50 X LIBOR USD 1-Month plus 125.13%, 7.00% Cap)
7.00%	12/25/34[2]	10,049	9,433

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2005-73, Class DF
(LIBOR USD 1-Month plus 0.25%)
5.10%	08/25/35[2]	$71,350	$70,576
Fannie Mae REMICS,
Series 2007-68, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
1.85%	07/25/37[2]	52,744	5,830
Fannie Mae REMICS,
Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
5.25%	10/25/40[2]	33,008	32,791
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
1.38%	11/25/36[2]	200,254	22,007
Fannie Mae REMICS,
Series 2010-95, Class FB
(LIBOR USD 1-Month plus 0.40%)
5.25%	09/25/40[2]	41,893	41,861
Fannie Mae REMICS,
Series 2011-47, Class GF
(LIBOR USD 1-Month plus 0.57%)
5.42%	06/25/41[2]	651,439	646,404
Fannie Mae REMICS,
Series 2018-79, Class FA
(LIBOR USD 1-Month plus 0.25%)
5.10%	11/25/48[2]	43,153	42,323
Fannie Mae REMICS,
Series 2019-79, Class FA
(LIBOR USD 1-Month plus 0.50%)
5.35%	01/25/50[2]	96,759	94,820
Fannie Mae REMICS,
Series 2020-10, Class FA
(LIBOR USD 1-Month plus 0.50%)
5.35%	03/25/50[2]	286,409	282,584
Freddie Mac Pool SD8189
2.50%	01/01/52	668,446	576,946
Freddie Mac Pool SD8199
2.00%	03/01/52	759,031	627,224
Freddie Mac REMICS,
Series 1526, Class L
6.50%	06/15/23	20	20
Freddie Mac REMICS,
Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
5.63%	10/15/31[2]	36,803	37,109
Freddie Mac REMICS,
Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
5.28%	10/15/33[2]	317,511	319,832
Freddie Mac REMICS,
Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
5.00%	10/15/34[2]	1,401	1,401

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 222

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
5.38%	08/15/35[2]	$205,373	$206,054
Freddie Mac REMICS,
Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
4.98%	08/15/35[2]	191,133	189,438
Freddie Mac REMICS,
Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
4.98%	08/15/35[2]	38,396	38,055
Freddie Mac REMICS,
Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
5.08%	11/15/40[2]	8,413	8,405
Freddie Mac REMICS,
Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
5.18%	07/15/41[2]	130,248	129,675
Freddie Mac REMICS,
Series 3907, Class FM
(LIBOR USD 1-Month plus 0.35%)
5.03%	05/15/26[2]	10,106	10,106
Freddie Mac REMICS,
Series 3946, Class FD
(LIBOR USD 1-Month plus 0.35%)
5.03%	04/15/41[2]	17,638	17,625
Freddie Mac Strips,
Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
5.18%	06/15/42[2]	150,588	148,679
Ginnie Mae (TBA)
2.50%	05/20/53	4,225,000	3,723,901
4.50%	04/20/53	525,000	517,313
5.00%	04/20/53	225,000	225,299
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant
Maturity 1-Year plus 1.50%)
2.75%	10/20/31[2]	4,444	4,339
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant
Maturity 1-Year plus 1.50%)
2.88%	06/20/32[2]	58,726	58,034
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant
Maturity 1-Year plus 1.50%)
2.63%	07/20/32[2]	5,300	5,189
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant
Maturity 1-Year plus 1.50%)
2.88%	04/20/33[2]	44,384	43,599
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant
Maturity 1-Year plus 1.50%)
2.75%	12/20/23[2]	893	888

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note
Constant Maturity 1-Year plus 1.50%)
2.63%	08/20/25[2]	$6,477	$6,380
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note
Constant Maturity 1-Year plus 1.50%)
2.63%	08/20/42[2]	39,218	38,645
Ginnie Mae,
Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
5.16%	10/20/32[2]	35,379	35,348
Ginnie Mae,
Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
5.16%	10/20/32[2]	52,188	52,142
Ginnie Mae,
Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
6.06%	01/16/34[2]	272,897	275,382
Ginnie Mae,
Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
5.53%	10/16/39[2]	64,494	65,040
Ginnie Mae,
Series 2010-19, Class FD
(LIBOR USD 1-Month plus 0.45%)
5.18%	07/16/39[2]	17,571	17,630
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37[2]	989,619	5,984
UMBS (TBA)
2.00%	05/01/53	1,725,000	1,427,470
2.50%	05/01/53	3,575,000	3,085,395
3.00%	05/01/53	2,550,000	2,289,722
3.50%	05/01/53	200,000	185,908
4.00%	05/01/53	1,675,000	1,603,027
4.50%	04/15/53	400,000	391,911
4.50%	05/01/53	2,475,000	2,425,768
5.00%	04/01/53	1,225,000	1,221,842
5.00%	05/01/53	3,525,000	3,515,224
5.50%	04/01/53	2,275,000	2,298,150

			27,538,355

Total Mortgage-Backed (Cost $48,903,837)			48,156,674

MUNICIPAL BONDS — 0.77%*
Colorado — 0.77%
City & County of Denver Airport System Revenue Bonds, Series C
0.88%	11/15/23	965,000	939,591

Total Municipal Bonds
(Cost $965,000)

See accompanying Notes to Financial Statements.

223 / Annual Report March 2023

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES — 36.53%

U.S. Agency Discount Notes — 1.81%
U.S. International Development Finance Corp., Series 2
1.49%	08/15/31	$2,462,703	$2,202,023

U.S. Treasury Bonds — 0.75%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[7]	901,867	919,813

U.S. Treasury Notes — 33.97%
U.S. Treasury Notes
3.63%	03/31/28	600,000	601,102
3.88%	03/31/25	21,945,000	21,880,279
4.00%	02/29/28	75,000	76,371
4.63%	02/28/25	12,894,000	13,020,170
4.63%	03/15/26	5,680,000	5,809,797

			41,387,719

Total U.S. Treasury Securities
(Cost $44,703,518)			44,509,555

Total Bonds — 106.72%
(Cost $131,743,007)			130,040,859

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 15.33%

Money Market Funds — 9.02%
Dreyfus Government Cash Management Fund
4.71%[8]		5,050,000	5,050,000
Fidelity Investments Money Market Funds - Government Portfolio
4.72%[8]		20,636	20,636
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[8]		5,919,000	5,919,000

			10,989,636

U.S. Treasury Bills — 6.31%
U.S. Treasury Bills
4.75%[9]	08/03/23	2,803,000	2,758,307

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
U.S. Treasury Bills (WI)
4.76%[9]	07/18/23	$5,000,000	$4,931,505

			7,689,812

Total Short-Term Investments
(Cost $18,677,523)			18,679,448

Total Investments - 122.05%
(Cost $150,420,530)			148,720,307

Liabilities in Excess of Other Assets - (22.05)%			(26,873,119)

Net Assets - 100.00%			$121,847,188

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $11,884, which is 0.01% of total net assets.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents the current yield as of March 31, 2023.
[9]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 224

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Currency to be Purchased	Currency to be Sold	Counterparty		Settlement Date	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 64,391	EUR 61,000	Goldman Sachs International		04/13/23	$(1,931)
USD 448,668	EUR 415,000	Citibank N.A.		04/13/23	(2,537)

NET UNREALIZED DEPRECIATION					$(4,468)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	131	06/30/23	$27,045,360	$291,511	$291,511
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	165	06/30/23	(18,068,789)	(286,504)	(286,504)
U.S. Treasury Ten-Year Ultra Bond	47	06/21/23	(5,693,609)	(101,223)	(101,223)
U.S. Treasury Ultra Bond	13	06/21/23	(1,834,625)	(44,021)	(44,021)

			(25,597,023)	(431,748)	(431,748)

TOTAL FUTURES CONTRACTS			$1,448,337	$(140,237)	$(140,237)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/23[1]	Counterparty	Expiration Date	Notional Amount (000’s)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES OTC[4]
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	$390	$9,637	$8,640	$997

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See accompanying Notes to Financial Statements.

225 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
BONDS – 114.57%

ASSET-BACKED SECURITIES — 12.67%**
321 Henderson Receivables VI LLC,
Series 2010-1A, Class B
9.31%	07/15/61[1]	$176,990	$185,513
AIG CLO Ltd.,
Series 2018-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.51%	04/20/32[1,2,3]	15,800,000	15,420,800
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.52%	01/21/32[1,2,3]	5,270,000	5,135,088
AMSR Trust,
Series 2020-SFR1, Class G
4.31%	04/17/37[1]	10,503,000	9,817,467
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37[1]	6,000,000	5,760,919
AMSR Trust,
Series 2022-SFR3, Class E1
4.00%	10/17/39[1]	10,000,000	8,685,542
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
5.30%	04/25/35[1,2]	450,419	428,204
Blackrock Rainier CLO VI Ltd.,
Series 2021-6A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.70%)
6.51%	04/20/33[1,2,3]	10,000,000	9,788,700
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
6.31%	07/20/29[1,2,3]	5,500,000	5,340,082
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
5.76%	02/25/30[2]	185	184
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28[1]	19,250	4,514,941
Carvana Auto Receivables Trust,
Series 2021-N4, Class R
0.00%	09/12/28[1]	19,100	4,326,054
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28[1]	14,200	5,936,816
Carvana Auto Receivables Trust,
Series 2022-N1, Class R
0.00%	12/11/28[1]	71,000	13,427,406
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29[1]	54,850	10,965,352

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
5.95%	10/25/34[1,2,3]	$1,000,000	$971,728
CF Hippolyta Issuer, LLC,
Series 2020-1, Class B1
2.28%	07/15/60[1]	7,220,052	6,529,417
CIT Education Loan Trust,
Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
5.43%	06/25/42[1,2]	1,482,563	1,286,169
CoreVest American Finance Trust,
Series 2019-1, Class XA (IO)
2.28%	03/15/52[1,4]	2,485,282	80,112
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.04%	10/15/52[1,4]	4,575,095	188,547
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[1]	5,197,000	4,658,406
CoreVest American Finance Trust,
Series 2020-4, Class XA (IO)
3.84%	12/15/52[1,4]	22,301,538	1,898,389
CoreVest American Finance Trust,
Series 2020-4, Class XB (IO)
2.79%	12/15/52[1,4]	12,500,000	1,096,883
CoreVest American Finance Trust,
Series 2021-3, Class XA (IO)
2.39%	10/15/54[1,4]	69,941,591	4,821,291
DataBank Issuer,
Series 2021-1A, Class A2
2.06%	02/27/51[1]	6,047,860	5,437,556
Edsouth Indenture No. 3 LLC,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.73%)
5.58%	04/25/39[1,2]	42,794	42,313
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
5.90%	03/25/36[2]	27,444	27,417
EFS Volunteer No. 2 LLC,
Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
6.20%	03/25/36[1,2]	1,167,423	1,165,325
Flexential Issuer,
Series 2021-1A, Class C
6.93%	11/27/51[1]	9,755,000	8,315,010
FRTKL,
Series 2021-SFR1, Class G
4.11%	09/17/38[1]	9,435,000	7,984,696
GBX Leasing,
Series 2022-1, Class A
2.87%	02/20/52[1]	9,625,611	8,384,185

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 226

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL,
Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29[1,3]	$338,328	$327,054
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
5.41%	08/25/42[2]	244,493	224,003
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
6.31%	01/20/33[1,2,3]	3,905,000	3,769,887
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.53%)
6.34%	08/05/33[1,2,3]	9,600,000	9,327,437
J.G. Wentworth XXXVII LLC,
Series 2016-1A, Class A
3.41%	06/15/67[1]	5,122,932	4,588,190
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60[1]	2,977,683	2,713,047
LCM XXI LP,
Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
5.69%	04/20/28[1,2,3]	611,281	610,040
Magnetite XXI Ltd.,
Series 2019-21A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.35%)
6.16%	04/20/34[1,2,3]	8,000,000	7,593,760
Nelnet Student Loan Trust,
Series 2006-2, Class B
(LIBOR USD 3-Month plus 0.20%)
5.02%	01/25/38[2]	2,083,625	1,757,889
Nelnet Student Loan Trust,
Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
5.45%	10/27/36[1,2]	56,891	55,232
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
5.80%	11/25/48[1,2]	1,865,000	1,825,665
Nelnet Student Loan Trust,
Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
5.44%	04/25/46[1,2]	1,227,926	1,183,997
Nelnet Student Loan Trust,
Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
5.75%	06/25/54[1,2]	11,000,000	10,598,781

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
5.95%	07/15/36[1,2,3]	$6,610,000	$6,441,372
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
5.93%	02/24/37[1,2,3]	5,000,000	4,908,550
OHA Credit Funding 8 Ltd.,
Series 2021-8A, Class B1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.50%)
6.29%	01/18/34[1,2,3]	6,650,000	6,390,650
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
6.56%	01/20/34[1,2,3]	4,850,000	4,651,591
Progress Residential Trust,
Series 2019-SFR3, Class F
3.87%	09/17/36[1]	8,200,000	7,827,195
Progress Residential Trust,
Series 2020-SFR1, Class H
5.27%	04/17/37[1]	7,100,000	6,585,464
Progress Residential Trust,
Series 2021-SFR2, Class G
4.25%	04/19/38[1]	7,956,000	6,938,367
Progress Residential,
Series 2021-SFR3, Class F
3.44%	05/17/26[1]	3,700,000	3,288,224
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26[1]	15,752,000	13,947,297
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.60%)
6.39%	10/15/32[1,2,3]	3,890,000	3,770,577
Sabey Data Center Issuer LLC,
Series 2020-1, Class A2
3.81%	04/20/45[1]	7,905,000	7,564,037
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	9,099,352	8,213,942
SLC Student Loan Trust,
Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
5.15%	08/15/31[2]	317,042	277,309
SLM Student Loan EDC Repackaging Trust,
Series 2013-M1, Class M1R
0.00%	10/28/29[1]	6,250	3,397,328
SLM Student Loan Trust,
Series 2003-12, Class B
(LIBOR USD 3-Month plus 0.59%)
5.46%	12/15/68[2]	2,891,851	2,750,040

See accompanying Notes to Financial Statements.

227 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2003-4, Class A5D
(LIBOR USD 3-Month plus 0.75%)
5.62%	03/15/33[1,2]	$1,385,811	$1,324,344
SLM Student Loan Trust,
Series 2003-7, Class B
(LIBOR USD 3-Month plus 0.57%)
5.44%	09/15/39[2]	2,063,782	1,900,486
SLM Student Loan Trust,
Series 2004-10, Class B
(LIBOR USD 3-Month plus 0.37%)
5.19%	01/25/40[2]	6,642,853	5,865,317
SLM Student Loan Trust,
Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
5.29%	07/25/39[2]	354,786	331,171
SLM Student Loan Trust,
Series 2005-3, Class B
(LIBOR USD 3-Month plus 0.15%)
4.97%	04/25/40[2]	2,254,497	2,074,404
SLM Student Loan Trust,
Series 2006-8, Class B
(LIBOR USD 3-Month plus 0.23%)
5.05%	01/25/41[2]	2,406,780	2,208,648
SLM Student Loan Trust,
Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
5.57%	10/27/70[2]	2,195,000	1,871,971
SLM Student Loan Trust,
Series 2007-8, Class B
(LIBOR USD 3-Month plus 1.00%)
5.82%	04/27/83[2]	3,816,297	3,518,903
SLM Student Loan Trust,
Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	01/25/83[2]	1,000,000	883,187
SLM Student Loan Trust,
Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
6.02%	04/26/83[2]	710,000	660,456
SLM Student Loan Trust,
Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
6.47%	07/25/22[2]	744,563	739,550
SLM Student Loan Trust,
Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	04/25/73[2]	710,000	681,664
SLM Student Loan Trust,
Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/25/73[2]	7,315,000	6,838,759
SLM Student Loan Trust,
Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
5.92%	07/25/23[2]	8,480,101	8,260,319

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[2]	$710,000	$658,901
SLM Student Loan Trust,
Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
6.67%	07/26/83[2]	820,000	761,461
SLM Student Loan Trust,
Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/75[2]	735,000	716,211
SLM Student Loan Trust,
Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
7.07%	10/25/83[2]	7,235,000	7,144,014
SLM Student Loan Trust,
Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
5.80%	09/25/28[2]	626,488	597,536
SLM Student Loan Trust,
Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
5.55%	01/25/29[2]	926,032	893,371
SLM Student Loan Trust,
Series 2012-7, Class B
(LIBOR USD 1-Month plus 1.80%)
6.65%	09/25/43[2]	2,200,000	2,048,772
SLM Student Loan Trust,
Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
5.40%	06/25/43[2]	802,793	776,647
SLM Student Loan Trust,
Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
5.45%	02/26/29[2]	793,574	763,261
Stack Infrastructure Issuer LLC,
Series 2019-2A, Class A2
3.08%	10/25/44[1]	5,000,000	4,755,825
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[1]	1,353,458	1,366,263
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[1]	1,005,616	1,040,998
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	150,000	138,578
Textainer Marine Containers VII Ltd.,
Series 2020-3A, Class A
(Bermuda)
2.11%	09/20/45[1,3]	6,720,750	5,954,996
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45[1]	2,897,950	2,555,917

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 228

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
TIF Funding II, LLC,
Series 2021-1A, Class B
2.54%	02/20/46[1]	$3,283,438	$2,717,109
TRESTLES CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
5.98%	10/20/34[1,2,3]	7,025,000	6,841,788
Triton Container Finance VIII, LLC,
Series 2021-1A, Class B
2.58%	03/20/46[1]	2,543,950	2,127,986

Total Asset-Backed Securities
(Cost $391,153,305)			363,166,250

BANK LOANS — 3.82%*
Automotive — 0.02%
Clarios Global LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	04/30/26[2]	507,125	505,434

Communications — 0.19%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.74%	12/17/27[2]	1,481,108	1,464,446
CSC Holdings LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.50%)
7.18%	04/15/27[2]	526,196	466,507
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.32%	01/17/28[2]	529,558	491,827
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	05/01/28[2]	516,130	491,614
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.60%	04/11/25[2]	1,184,275	1,185,080
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	03/09/27[2]	563,487	460,907
(SOFR plus 4.25%)
9.06%	03/09/27[2]	1,047,674	833,948

			5,394,329

Consumer Discretionary — 0.26%
ADMI Corp.,
Term Loan B2, 1st Lien
(LIBOR plus 3.38%)
8.11%	12/23/27[2]	1,470,000	1,365,564

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.00%)
11.00%	01/24/30[2]	$374,515	$287,128
Sunshine Luxembourg VII SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.91%	10/01/26[2]	587,252	582,528
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.23%	03/31/28[2]	5,723,072	5,159,721
Waystar technologies, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	10/22/26[2]	3,882	3,875

			7,398,816

Electric — 0.02%
CommScope, Inc.,
Term Loan B2, 1st Lien (France)
(LIBOR plus 3.25%)
8.09%	04/06/26[2,3]	329,062	317,390
Homer City Generation LP,
Term Loan, 1st Lien (France)
(LIBOR plus 11.00%)
15.00%	04/05/23[2,5,6]	575,805	386,748

			704,138

Entertainment — 0.11%
Alpha Topco Ltd. - Delta 2 (Lux) Sarl,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.05%	01/15/30[2]	141,635	141,872
Cineworld Finance U.S., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.50%)
9.50%	02/28/25[2]	1,924,096	303,651
Crown Finance U.S., Inc.,
Delayed-Draw Term Loan, 1st Lien (Luxembourg)
(SOFR plus 10.10%)
14.66% - 14.80%	09/07/23[2,3]	1,455,631	1,478,623
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.41%	08/01/27[2]	1,224,214	1,199,625

			3,123,771

Finance — 0.10%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
7.01%	12/01/27[2]	1,964,824	1,969,324
DCG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 4.60%)
9.41%	09/30/26[2]	366,570	356,489

See accompanying Notes to Financial Statements.

229 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
8.46%	04/09/27[2]	$200,199	$194,360
Mozart Borrower, LP,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.09%	10/23/28[2]	495,000	483,283

			3,003,456

Food — 0.02%
Hostess Brands LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
7.08%	08/03/25[2]	701,035	702,307

Gaming — 0.08%
Golden Nugget, LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.81%	01/26/29[2]	689,460	680,373
J&J Ventures Gaming LLC,
Term Loan, 1st Lien
(LIBOR plus 4.00%)
9.16%	04/26/28[2]	517,792	503,015
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[2]	609,308	608,814
Scientific Games International, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.10%)
7.96%	04/13/29[2,3]	584,557	581,024

			2,373,226

Health Care — 0.25%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
6.51%	01/15/25[2]	175,812	176,106
Bausch & Lomb Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.36%	05/10/27[2]	312,312	304,070
Curia Global, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
8.53%	08/28/26[2]	1,097,215	940,522
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
6.86%	12/30/26[2]	771,078	767,223
Jazz Financing Lux SARL,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	05/05/28[2]	566,551	565,075

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Organon & Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.75%	06/02/28[2]	$393,480	$393,806
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	03/31/27[2]	1,122,529	988,757
Peraton Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	02/01/28[2]	423,497	419,087
Phoenix Newco, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
7.88%	11/15/28[2]	2,500,740	2,476,208
U.S. Renal Care, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 5.50%)
10.38%	06/26/26[2]	246,250	168,373

			7,199,227

Health Care REITs — 0.10%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.70%	07/17/28[2]	3,207,494	2,738,959

Industrials — 0.83%
Arterrsa Services LLC,
Term Loan, 1st Lien (Luxembourg)
(LIBOR plus 3.50%)
8.44%	03/06/25[2,3]	1,965,000	1,674,465
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.94%	10/16/28[2]	518,765	434,899
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.35%)
8.91% - 9.33%	05/14/29[2]	237,456	237,703
Berry Global, Inc.,
Term Loan Z, 1st Lien
(LIBOR plus 1.75%)
6.51%	07/01/26[2]	4,737,697	4,727,345
DIRECTV Financing LLC,
Term Loan, 1st Lien
(LIBOR plus 5.00%)
9.84%	08/02/27[2]	1,945,032	1,876,294
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
9.43%	04/26/29[2]	243,756	227,028
II-VI, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[2]	436,928	433,651

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 230

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.41%	04/15/28[2]	$3,438,750	$3,166,006
Plaze, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.49%	08/03/26[2]	3,421,250	3,153,263
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.50%)
8.24%	08/03/26[2,3]	1,693,957	1,561,270
Proampac PG Borrower LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
7.96% - 8.65%	11/03/25[2]	3,185,244	3,123,131
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 3.25%)
8.15%	08/24/28[2]	1,248,527	1,246,654
Zep, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	08/12/24[2]	2,160,548	1,871,186

			23,732,895

Information Technology — 0.88%
AppLovin Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.16%	08/15/25[2]	3,717,640	3,714,146
Arches Buyer, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.25%)
8.06%	12/06/27[2]	591,282	558,575
AthenaHealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.25%	02/15/29[2,3,7]	443,047	415,910
Central Parent, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.25%)
9.14% - 9.18%	07/06/29[2,3]	751,845	750,691
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
9.09%	12/16/25[2]	931,000	890,050
EagleView Technology Co.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	08/14/25[2]	5,105,038	4,398,986
Entegris, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
7.37% - 7.64%	07/06/29[2]	303,803	300,765

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.72% - 8.99%	10/01/27[2]	$2,214,687	$2,120,563
NortonLifeLock, Inc.,
Term Loan A, 1st Lien
(SOFR plus 2.00%)
6.58%	09/10/27[2]	1,294,443	1,268,554
Open Text Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.30%	08/24/29[2]	488,054	487,392
Oracle Corp.,
Term Loan 1, 1st Lien
(SOFR plus 1.60%)
6.46%	08/16/27[2]	6,220,827	6,189,723
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
7.52%	09/23/26[2]	605,364	604,262
RealPage, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
7.84%	04/24/28[2]	158,791	154,398
Sophia LP,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.66%	10/07/27[2]	194,930	192,982
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.99%	03/03/28[2]	3,694,501	3,116,570

			25,163,567

Insurance — 0.09%
Acrisure LLC,
Term Loan B1, 1st Lien
(LIBOR plus 3.50%)
8.24%	02/15/27[2]	1,123,929	1,090,678
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28[2]	995,000	921,002
Term Loan B8, 1st Lien
(LIBOR plus 3.25%)
7.99%	12/23/26[2]	779,020	724,769

			2,736,449

Materials — 0.21%
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
9.16%	07/03/28[2]	2,800,480	2,608,213

See accompanying Notes to Financial Statements.

231 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Materials (continued)
Mativ Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
8.62%	04/20/28[2]	$3,561,563	$3,448,038

			6,056,251

Office REITs — 0.13%
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
8.12%	02/17/28[2]	3,701,344	3,673,584

Retail — 0.36%
American Airlines, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
9.56%	04/20/28[2]	2,899,029	2,948,153
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
6.99%	02/19/28[2]	2,742,402	2,714,032
BC ULC,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 1.75%)
6.59%	11/19/26[2,3]	695,919	690,411
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
8.34%	03/31/28[2]	3,537,000	3,466,260
KFC Holding Co.,
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
6.51%	03/15/28[2]	462,911	461,562

			10,280,418

Services — 0.10%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.63%	01/29/27[2]	1,304,662	1,283,461
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	124,069	122,906
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.25%	06/22/29[2]	268,817	266,297
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
8.59%	12/15/28[2]	584,116	575,781
Safe Fleet Holdings, LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
8.61%	02/23/29[2]	354,976	348,615

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
TruGreen LP,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
8.84%	11/02/27[2]	$171,694	$158,978

			2,756,038

Transportation — 0.07%
Kenan Advantage Group, Inc. (The),
Term Loan, 2nd Lien
(LIBOR plus 7.25%)
12.09%	09/01/27[2]	2,155,000	2,014,031

Total Bank Loans
(Cost $115,524,570)			109,556,896

CORPORATES — 30.75%*

Banking — 7.30%
Bank of America Corp.
2.30%	07/21/32[4]	2,875,000	2,318,413
3.42%	12/20/28[4]	1,389,000	1,292,394
Bank of America Corp.
(GMTN)
3.59%	07/21/28[4]	395,000	371,649
Bank of America Corp.
(MTN)
1.92%	10/24/31[4]	7,570,000	6,053,826
2.09%	06/14/29[4]	9,525,000	8,201,938
3.97%	03/05/29[4]	790,000	749,599
(LIBOR USD 3-Month plus 0.65%)
5.61%	12/01/26[2]	4,400,000	4,138,435
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	11,725,000	10,578,669
Bank of America Corp.,
Series RR
4.38%[4,8]		2,340,000	1,998,039
Comerica, Inc.
5.63%[4,8]		2,145,000	1,803,516
Credit Suisse Group AG
(Switzerland)
1.31%	02/02/27[1,3,4]	6,855,000	5,826,750
2.88%	04/02/32[3,4]	1,500,000	1,361,260
3.09%	05/14/32[1,3,4]	8,025,000	6,458,527
3.75%	03/26/25[3]	2,090,000	1,927,962
3.87%	01/12/29[1,3,4]	785,000	699,534
6.37%	07/15/26[1,3,4]	1,065,000	1,038,646
6.54%	08/12/33[1,3,4]	9,904,000	10,151,600
7.75%	03/01/29[3,4]	635,000	756,927
9.02%	11/15/33[1,3,4]	10,515,000	12,512,850
Credit Suisse Group AG
(EMTN)
(Switzerland)
0.63%	01/18/33[3]	1,920,000	1,365,062
Discover Bank
(BKNT)
3.45%	07/27/26	2,811,000	2,598,430

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 232

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Banking (continued)
DNB Bank ASA
(Norway)
1.13%	09/16/26[1,3,4]	$165,000	$148,184
1.61%	03/30/28[1,3,4]	6,000,000	5,225,725
Global Bank Corp.,
Series REGS
(Panama)
5.25%	04/16/29[3,4]	200,000	180,460
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,4]	2,340,000	2,064,814
1.65%	04/18/26[3,4]	390,000	356,452
2.01%	09/22/28[3,4]	290,000	249,574
2.21%	08/17/29[3,4]	16,115,000	13,585,426
2.80%	05/24/32[3,4]	2,955,000	2,418,302
4.76%	06/09/28[3,4]	2,260,000	2,189,552
6.33%	03/09/44[3,4]	1,115,000	1,179,633
JPMorgan Chase & Co.
1.58%	04/22/27[4]	10,020,000	9,006,262
2.58%	04/22/32[4]	1,020,000	859,761
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	2,000,000	1,776,243
3.57%	11/07/28[3,4]	3,240,000	2,968,669
3.87%	07/09/25[3,4]	8,725,000	8,485,375
4.98%	08/11/33[3,4]	685,000	662,310
Macquarie Group Ltd.
(Australia)
1.20%	10/14/25[1,3,4]	1,000,000	932,444
2.69%	06/23/32[1,3,4]	2,290,000	1,834,255
2.87%	01/14/33[1,3,4]	7,960,000	6,454,324
NatWest Group PLC
(United Kingdom)
4.27%	03/22/25[3,4]	7,587,000	7,437,940
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[4]	5,840,000	5,770,756
Santander UK Group Holdings PLC
(United Kingdom)
1.09%	03/15/25[3,4]	7,075,000	6,690,337
1.53%	08/21/26[3,4]	1,210,000	1,080,546
1.67%	06/14/27[3,4]	2,620,000	2,283,138
4.80%	11/15/24[3,4]	6,211,000	6,126,433
Santander UK PLC
(United Kingdom)
5.00%	11/07/23[1,3]	3,415,000	3,376,813
U.S. Bancorp
3.70%[4,8]		1,980,000	1,545,870
4.84%	02/01/34[4]	6,710,000	6,512,889
5.85%	10/21/33[4]	1,320,000	1,381,971
Wells Fargo & Co.
(MTN)
2.88%	10/30/30[4]	3,848,000	3,343,463
3.35%	03/02/33[4]	23,935,000	20,776,988

			209,108,935

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Communications — 2.99%
AT&T, Inc.
3.80%	12/01/57		$1,681,000	$1,254,337
4.30%	12/15/42		2,300,000	2,003,594
4.75%	05/15/46		1,875,000	1,694,583
C&W Senior Financing DAC
(Ireland)
6.88%	09/15/27	[1,3]	300,000	268,642
Cable One, Inc.
4.00%	11/15/30	[1]	4,456,000	3,653,920
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50		4,765,000	3,627,452
5.38%	05/01/47		3,050,000	2,509,978
5.75%	04/01/48		2,347,000	2,050,222
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53		1,885,000	1,529,692
Cogent Communications Group, Inc.
7.00%	06/15/27	[1]	1,625,000	1,613,013
CommScope, Inc.
4.75%	09/01/29	[1]	3,350,000	2,816,513
CSC Holdings LLC
4.63%	12/01/30	[1]	500,000	248,750
5.38%	02/01/28	[1]	650,000	533,134
6.50%	02/01/29	[1]	2,650,000	2,203,256
7.50%	04/01/28	[1]	2,522,000	1,610,045
Diamond Sports Group, LLC/Diamond Sports Finance Co.
5.38%	08/15/26	[1,9,10]	8,511,000	478,744
Frontier Communications Holdings LLC
5.00%	05/01/28	[1]	3,000,000	2,607,221
6.75%	05/01/29	[1]	1,640,000	1,301,291
8.63%	03/15/31	[1]	1,924,000	1,885,499
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30	[3]	4,505,000	4,023,773
Gray Escrow II, Inc.
5.38%	11/15/31	[1]	1,329,000	875,091
Gray Television, Inc.
7.00%	05/15/27	[1]	1,100,000	921,988
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30	[1,3]	4,214,000	3,879,920
Intelsat Jackson Holdings SA,
Class B
(Luxembourg)
8.50%	10/15/24	†,1,3,5,6,9,10	7,892,000	—
9.75%	07/15/25	†,1,3,5,6,9,10	6,820,000	—
Level 3 Financing, Inc.
3.75%	07/15/29	[1]	1,750,000	935,323
Meta Platforms, Inc.
4.45%	08/15/52		1,640,000	1,445,743
National CineMedia LLC
5.88%	04/15/28	[1]	786,000	230,750
Netflix, Inc.
4.63%	05/15/29		3,910,000	4,342,503

See accompanying Notes to Financial Statements.

233 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Communications (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[1]	$1,815,000	$1,551,825
Scripps Escrow, Inc.
5.88%	07/15/27[1]	2,082,000	1,554,338
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[1]	8,494,000	6,690,026
Sirius XM Radio, Inc.
3.88%	09/01/31[1]	3,190,000	2,483,367
Tencent Holdings Ltd.
(Cayman Islands)
3.84%	04/22/51[1,3]	1,585,000	1,169,951
Time Warner Cable LLC
5.50%	09/01/41	4,443,000	3,843,279
T-Mobile USA, Inc.
2.55%	02/15/31	2,190,000	1,857,158
2.63%	02/15/29	565,000	499,334
3.88%	04/15/30	8,237,000	7,735,382
Virgin Media Secured Finance PLC
(United Kingdom)
4.50%	08/15/30[1,3]	2,200,000	1,892,803
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50[3]	50,000	40,914
4.88%	06/19/49[3]	1,328,000	1,200,862
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[1,3]	2,495,000	2,038,103
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32[3]	2,800,000	2,435,224

			85,537,543

Consumer Discretionary — 1.67%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[1,3]	3,585,000	3,532,115
5.15%	05/15/38[1,3]	1,500,000	1,458,822
BAT Capital Corp.
2.73%	03/25/31	915,000	742,810
4.54%	08/15/47	500,000	373,013
4.76%	09/06/49	8,059,000	6,193,422
5.65%	03/16/52	1,625,000	1,430,149
Becle, SAB de CV
(Mexico)
2.50%	10/14/31[1,3]	4,450,000	3,619,401
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	1,500,000	1,453,016
3.50%	07/26/26[1,3]	2,520,000	2,366,400
4.25%	07/21/25[1,3]	1,880,000	1,825,087
Reynolds American, Inc.
5.85%	08/15/45	7,245,000	6,536,095
Triton Water Holdings, Inc.
6.25%	04/01/29[1]	3,238,000	2,577,319

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Consumer Discretionary (continued)
WarnerMedia Holdings, Inc.
4.28%	03/15/32[1]	$5,000	$4,464
5.05%	03/15/42[1]	7,970,000	6,673,470
5.14%	03/15/52[1]	11,287,000	9,170,237

			47,955,820

Diversified REITs — 1.25%
American Assets Trust LP
3.38%	02/01/31	4,005,000	3,219,483
American Tower Corp.
0.88%	05/21/29	1,765,000	1,544,810
1.00%	01/15/32	1,000,000	803,900
2.70%	04/15/31	3,045,000	2,555,769
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28[3]	525,000	453,377
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32[3]	2,600,000	1,991,157
1.50%	03/15/30[3]	2,140,000	1,818,303
Digital Intrepid Holding BV
(Netherlands)
1.38%	07/18/32[3]	1,000,000	765,517
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29	2,280,000	2,172,384
5.38%	04/15/26	3,068,000	2,980,269
5.75%	06/01/28	6,241,000	6,095,682
LXP Industrial Trust
2.70%	09/15/30	2,000,000	1,627,022
VICI Properties LP
5.13%	05/15/32	4,753,000	4,505,695
5.63%	05/15/52	713,000	642,856
VICI Properties LP/VICI Note Co., Inc.
3.75%	02/15/27[1]	120,000	110,881
3.88%	02/15/29[1]	1,925,000	1,713,529
4.13%	08/15/30[1]	493,000	433,224
4.50%	09/01/26[1]	1,150,000	1,100,478
4.50%	01/15/28[1]	861,000	798,446
4.63%	06/15/25[1]	320,000	309,560

			35,642,342

Electric — 0.94%
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	8,130,000	7,245,795
Cleco Power LLC
6.00%	12/01/40	825,000	845,129
Dominion Energy, Inc.
5.75%	10/01/54[4]	2,515,000	2,377,829
Duke Energy Carolinas LLC
3.70%	12/01/47	1,810,000	1,451,572
Duke Energy Corp.
3.85%	06/15/34	3,840,000	3,917,201

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 234

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Electric (continued)
Eskom Holdings SOC Ltd.,
Series REGS
(South Africa)
7.13%	02/11/25[3]	$800,000	$788,400
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	3,153,000	2,848,387
Metropolitan Edison Co.
4.00%	04/15/25[1]	2,625,000	2,506,801
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	350,000	297,895
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28	2,190,000	2,121,461
TenneT Holding BV
(EMTN)
(Netherlands)
4.75%	10/28/42[3]	2,230,000	2,628,303

			27,028,773

Energy — 2.31%
Ecopetrol SA
(Colombia)
8.88%	01/13/33[3]	780,000	787,800
Energy Transfer LP
4.40%	03/15/27	1,448,000	1,408,028
5.00%	05/15/50	202,000	172,078
5.15%	03/15/45	1,901,000	1,649,599
5.40%	10/01/47	4,131,000	3,684,444
6.13%	12/15/45	500,000	483,603
Energy Transfer LP,
Series B
6.63%[4,8]		3,889,000	2,911,202
Energy Transfer Operating LP
5.30%	04/15/47	1,765,000	1,553,894
6.25%	04/15/49	5,000	4,968
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	1,774,200	1,530,103
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	4,137,000	3,850,099
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	1,586,000	1,193,213
4.75%	04/19/27[3]	205,000	189,235
KazMunayGas National Co. JSC,
Series REGS (EMTN)
(Kazakhstan)
5.38%	04/24/30[3]	2,424,000	2,167,898
KazTransGas JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27[3]	650,000	584,360

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Energy (continued)
Kinder Morgan Energy Partners LP
5.00%	08/15/42	$1,090,000	$972,452
NGL Energy Operating LLC/NGL Energy Finance Corp.
7.50%	02/01/26[1]	1,929,000	1,863,890
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1,3]	4,579,000	4,042,106
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48[3]	557,000	347,583
6.75%	09/21/47[3]	3,815,000	2,482,843
6.95%	01/28/60[3]	1,595,000	1,031,965
7.69%	01/23/50[3]	3,948,000	2,789,019
Plains All American Pipeline LP/PAA Finance Corp.
3.80%	09/15/30	2,000,000	1,784,203
4.50%	12/15/26	1,505,000	1,474,467
QatarEnergy,
Series REGS
(Qatar)
2.25%	07/12/31[3]	1,000,000	850,955
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	2,000,000	1,760,000
4.95%	07/15/29[1]	1,000,000	897,044
6.88%	04/15/40[1]	3,175,000	2,651,125
Sabine Pass Liquefaction LLC
4.50%	05/15/30	1,488,000	1,436,044
Southern Co. Gas Capital Corp.
3.25%	06/15/26	2,935,000	2,814,644
3.88%	11/15/25	2,410,000	2,346,973
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	2,776,000	2,834,296
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	3,846,000	3,330,713
Transocean Poseidon Ltd.
(Cayman Islands)
6.88%	02/01/27[1,3]	3,370,250	3,306,889
Venture Global Calcasieu Pass LLC
3.88%	11/01/33[1]	2,000,000	1,682,862
4.13%	08/15/31[1]	3,891,000	3,421,513

			66,292,110

Entertainment — 0.03%
Cinemark USA, Inc.
5.25%	07/15/28[1]	1,018,000	891,005

Finance — 4.40%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28[3]	11,100,000	9,688,250
3.30%	01/30/32[3]	2,649,000	2,189,161
3.88%	01/23/28[3]	1,090,000	1,010,343
American Express Co.,
Series D
3.55%[4,8]		2,350,000	1,965,188

See accompanying Notes to Financial Statements.

235 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Finance (continued)
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	$5,278,000	$4,470,899
2.88%	02/15/25[1,3]	4,555,000	4,270,433
3.95%	07/01/24[1,3]	1,035,000	1,006,782
Capital One Financial Corp.
3.27%	03/01/30[4]	2,675,000	2,308,620
Charles Schwab Corp. (The)
Series K
5.00%[4,8]		2,020,000	1,717,000
Citigroup, Inc.
1.46%	06/09/27[4]	2,575,000	2,289,334
2.57%	06/03/31[4]	6,390,000	5,395,024
2.67%	01/29/31[4]	1,500,000	1,284,010
2.98%	11/05/30[4]	2,380,000	2,087,451
3.06%	01/25/33[4]	17,748,000	15,099,212
Citigroup, Inc.,
Series VAR
3.07%	02/24/28[4]	2,020,000	1,881,045
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32[3]	650,000	676,812
Goldman Sachs Group, Inc. (The)
0.93%	10/21/24[4]	5,565,000	5,416,149
1.95%	10/21/27[4]	6,295,000	5,624,598
2.38%	07/21/32[4]	6,585,000	5,369,809
2.62%	04/22/32[4]	3,225,000	2,688,407
2.65%	10/21/32[4]	13,548,000	11,203,432
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[1]	2,249,000	2,019,102
JPMorgan Chase & Co.
1.56%	12/10/25[4]	2,290,000	2,149,957
2.55%	11/08/32[4]	6,250,000	5,194,466
2.95%	02/24/28[4]	2,625,000	2,439,389
Morgan Stanley
0.79%	05/30/25[4]	1,395,000	1,321,122
2.48%	09/16/36[4]	7,080,000	5,356,234
2.95%	05/07/32[4]	3,250,000	3,222,605
Morgan Stanley
(GMTN)
2.24%	07/21/32[4]	5,580,000	4,502,437
Morgan Stanley
(MTN)
1.93%	04/28/32[4]	3,360,000	2,662,519
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,3,4]	3,890,000	3,539,963
4.36%	08/01/24[1,3,4]	2,490,000	2,469,574
Park Aerospace Holdings Ltd.
(Cayman Islands)
5.50%	02/15/24[1,3]	861,000	853,342
UBS Group AG
(Switzerland)
1.36%	01/30/27[1,3,4]	1,935,000	1,700,967

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Finance (continued)
Vonovia SE
(Georgia)
1.00%	06/16/33[3]	$300,000	$204,760
1.50%	06/14/41[3]	1,100,000	628,546

			125,906,942

Food — 0.70%
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[1]	2,412,000	1,495,078
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
3.75%	12/01/31[1,3]	796,000	659,999
5.75%	04/01/33[1,3]	6,200,000	5,962,267
6.50%	12/01/52[1,3]	1,555,000	1,492,474
Pilgrim's Pride Corp.
4.25%	04/15/31	4,000,000	3,498,572
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[1]	4,209,000	3,422,038
Smithfield Foods, Inc.
2.63%	09/13/31[1]	4,690,000	3,546,218

			20,076,646

Health Care — 3.13%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[1,3]	2,770,000	2,749,225
Amgen, Inc.
4.88%	03/01/53	1,595,000	1,497,267
5.60%	03/02/43	2,890,000	2,983,669
5.65%	03/02/53	2,890,000	3,010,017
Bayer U.S. Finance II LLC
4.38%	12/15/28[1]	9,281,000	8,977,675
4.63%	06/25/38[1]	2,775,000	2,542,870
4.88%	06/25/48[1]	4,415,000	3,964,157
5.50%	08/15/25[1]	2,000,000	1,986,851
Cano Health LLC
6.25%	10/01/28[1]	1,757,000	970,742
Centene Corp.
2.45%	07/15/28	10,338,000	8,998,960
4.25%	12/15/27	2,830,000	2,729,422
CommonSpirit Health
2.78%	10/01/30	3,680,000	3,143,763
3.91%	10/01/50	1,220,000	947,856
CVS Health Corp.
5.05%	03/25/48	3,417,000	3,201,019
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	3,979,000	3,519,492
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31[3]	1,000,000	804,880
Grifols Escrow Issuer SA
(Spain)
4.75%	10/15/28[1,3]	2,788,000	2,289,096

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 236

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
Grifols Escrow Issuer SA,
Series REGS
(Spain)
3.88%	10/15/28[3]	$1,800,000	$1,529,257
HCA, Inc.
3.50%	07/15/51	1,743,000	1,202,862
3.63%	03/15/32[1]	7,627,000	6,713,876
4.13%	06/15/29	2,400,000	2,255,568
5.25%	06/15/49	4,670,000	4,218,556
5.38%	09/01/26	1,600,000	1,610,768
5.50%	06/15/47	2,255,000	2,139,296
ModivCare, Inc.
5.88%	11/15/25[1]	1,311,000	1,258,606
Molina Healthcare, Inc.
3.88%	11/15/30[1]	1,378,000	1,205,292
3.88%	05/15/32[1]	2,000,000	1,701,173
Prestige Brands, Inc.
3.75%	04/01/31[1]	3,359,000	2,850,076
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	4,031,000	3,587,590
Tenet Healthcare Corp.
4.25%	06/01/29	1,183,000	1,071,337
Teva Pharmaceutical Finance Netherlands II BV
(Netherlands)
7.88%	09/15/31[3]	2,000,000	2,249,933
Universal Health Services, Inc.
1.65%	09/01/26	1,500,000	1,317,010
2.65%	01/15/32	590,000	460,813

			89,688,974

Health Care REITs — 0.20%
Healthcare Reality Holdings LP
2.00%	03/15/31	1,465,000	1,144,868
3.50%	08/01/26	2,257,000	2,110,675
Healthcare Realty Holdings LP
2.05%	03/15/31	261,000	198,509
3.63%	01/15/28	625,000	568,618
3.88%	05/01/25	1,695,000	1,637,235

			5,659,905

Industrial REITs — 0.16%
Prologis Euro Finance LLC
0.50%	02/16/32	1,415,000	1,079,483
1.00%	02/06/35	930,000	666,402
1.00%	02/16/41	850,000	502,864
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43	610,000	597,585
SELP Finance SARL
(Luxembourg)
0.88%	05/27/29[3]	2,095,000	1,736,844

			4,583,178

Industrials — 1.52%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[1,3]	3,441,000	2,716,263

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Industrials (continued)
Artera Services LLC
9.03%	12/04/25[1]	$4,010,000	$3,471,833
Berry Global, Inc.
1.50%	01/15/27[1]	1,595,000	1,549,159
1.57%	01/15/26	1,740,000	1,581,828
4.88%	07/15/26[1]	1,195,000	1,165,974
Boeing Co. (The)
1.43%	02/04/24	8,790,000	8,497,676
Cellnex Finance Co. SA
(EMTN)
(Spain)
2.00%	09/15/32[3]	2,100,000	1,773,640
2.00%	02/15/33[3]	300,000	250,939
Energizer Holdings, Inc.
4.38%	03/31/29[1]	3,146,000	2,772,412
General Electric Co.
(MTN)
(LIBOR USD 3-Month plus 0.48%)
5.34%	08/15/36[2]	10,370,000	8,757,462
Heathrow Funding Ltd.
(EMTN)
(United Kingdom)
1.88%	03/14/34[3]	4,170,000	3,571,375
OT Merger Corp.
7.88%	10/15/29[1]	7,500,000	4,517,460
Rolls-Royce PLC
(EMTN)
(United Kingdom)
1.63%	05/09/28[3]	1,055,000	955,238
TransDigm, Inc.
6.75%	08/15/28[1]	1,881,000	1,900,999

			43,482,258

Information Technology — 0.63%
Broadcom, Inc.
3.42%	04/15/33[1]	2,350,000	1,968,191
NCR Corp.
5.13%	04/15/29[1]	4,863,000	4,226,066
Open Text Corp.
(Canada)
6.90%	12/01/27[1,3]	1,510,000	1,557,188
Oracle Corp.
2.88%	03/25/31	1,245,000	1,065,836
3.60%	04/01/40	2,400,000	1,864,904
3.60%	04/01/50	2,000,000	1,420,636
3.80%	11/15/37	1,490,000	1,238,223
3.95%	03/25/51	1,901,000	1,430,449
4.00%	11/15/47	2,050,000	1,566,529
6.90%	11/09/52	1,520,000	1,706,977

			18,044,999

Insurance — 1.27%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[1]	2,272,000	1,891,440

See accompanying Notes to Financial Statements.

237/ Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Insurance (continued)
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27[1]	$3,412,000	$3,177,425
AssuredPartners, Inc.
5.63%	01/15/29[1]	1,795,000	1,553,276
Athene Global Funding
1.99%	08/19/28[1]	8,980,000	7,290,243
2.72%	01/07/29[1]	1,535,000	1,289,904
3.21%	03/08/27[1]	2,225,000	2,047,448
Brown & Brown, Inc.
4.95%	03/17/52	2,980,000	2,528,833
Farmers Exchange Capital
7.20%	07/15/48[1]	150,000	161,007
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	2,500,000	2,484,218
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	3,800,000	2,981,514
8.63%	05/01/24[1]	942,000	964,911
Nationwide Mutual Insurance Co.
7.16%	12/15/24[1,4]	3,825,000	3,810,330
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[1,4]	6,470,000	6,306,429

			36,486,978

Materials — 0.48%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[1]	2,460,000	1,968,738
7.50%	09/30/29[1]	1,020,000	694,497
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	7,065,000	5,674,833
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29[1,3]	5,432,000	4,515,730
Valvoline, Inc.
3.63%	06/15/31[1]	1,000,000	850,290

			13,704,088

Office REITs — 0.10%
Hudson Pacific Properties LP
3.25%	01/15/30	675,000	433,559
3.95%	11/01/27	2,500,000	1,718,167
5.95%	02/15/28	955,000	738,990

			2,890,716

Residential REITs — 0.04%
Invitation Homes Operating Partnership LP
2.70%	01/15/34	1,585,000	1,219,243

Retail — 0.31%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30[1]	5,028,000	4,138,200
FirstCash, Inc.
5.63%	01/01/30[1]	840,000	776,023

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)

Retail (continued)
Michaels Cos., Inc. (The)
7.88%	05/01/29	[1]	$5,775,000	$4,047,957

				8,962,180

Services — 0.69%
Adtalem Global Education, Inc.
5.50%	03/01/28	[1]	1,000,000	949,402
DP World Crescent Ltd.
(Cayman Islands)
4.85%	09/26/28	[1,3]	2,236,000	2,227,304
Global Payments, Inc.
5.40%	08/15/32		1,420,000	1,391,736
5.95%	08/15/52		2,390,000	2,286,268
HealthEquity, Inc.
4.50%	10/01/29	[1]	1,675,000	1,500,045
Hertz Corp. (The)
5.00%	12/01/29	[1]	6,852,000	5,709,224
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	6,169,000	5,679,721

				19,743,700

Specialized REITs — 0.52%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32	[3]	1,800,000	1,633,525
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28	[3]	1,030,000	836,747
1.63%	04/20/30	[3]	800,000	606,584
1.75%	03/12/29	[3]	675,000	543,624
China Aoyuan Group Ltd.
(Cayman Islands)
6.35%	02/08/24	[3,5,6]	2,660,000	253,378
China SCE Group Holdings Ltd.
(Cayman Islands)
7.00%	05/02/25	[3]	1,070,000	482,442
CubeSmart LP
2.50%	02/15/32		4,075,000	3,285,418
Extra Space Storage LP
2.35%	03/15/32		2,990,000	2,353,269
3.90%	04/01/29		593,000	547,380
Iron Mountain, Inc.
5.63%	07/15/32	[1]	3,200,000	2,930,400
Life Storage LP
2.40%	10/15/31		450,000	364,498
Sunac China Holdings Ltd.
(Cayman Islands)
6.50%	01/10/25	[3,5,6]	2,515,000	607,724
6.80%	10/20/24	[3,5,6,9,10]	720,000	175,318
Times China Holdings Ltd.
(Cayman Islands)
6.75%	07/08/25	[3,5,6]	1,040,000	162,667

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 238

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Specialized REITs (continued)
Zhenro Properties Group Ltd.
(Cayman Islands)
6.63%	01/07/26[3,5,6]	$1,810,000	$155,906

			14,938,880

Transportation — 0.11%
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27	1,895,585	1,739,976
Transnet SOC Ltd.
(South Africa)
8.25%	02/06/28[1,3]	900,000	898,920
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23	437,867	437,966
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	49,491	49,145

			3,126,007

Total Corporates
(Cost $962,841,055)			880,971,222

FOREIGN GOVERNMENT OBLIGATIONS — 2.45%
Foreign Government Obligations — 2.45%
Bahrain Government International Bond,
Series REGS
(Bahrain)
7.00%	01/26/26[3]	500,000	516,084
Brazilian Government International Bond
(Brazil)
3.88%	06/12/30[3]	3,010,000	2,697,457
4.63%	01/13/28[3]	830,000	813,307
Chile Government International Bond
(Chile)
2.45%	01/31/31[3]	3,764,000	3,253,362
2.55%	01/27/32[3]	1,257,000	1,076,172
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	2,798,000	2,201,326
3.13%	04/15/31[3]	1,020,000	780,610
4.50%	01/28/26[3]	1,007,000	969,137
8.00%	04/20/33[3]	200,000	205,197
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1,3]	3,900,000	3,410,160
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	1,530,000	1,306,773
Egypt Government International Bond
(Egypt)
7.60%	03/01/29[1,3]	700,000	490,211
Egypt Government International Bond,
Series REGS
(Egypt)
5.25%	10/06/25[3]	1,700,000	1,353,030

Issues	Maturity Date	Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32[1,3]	$1,629,000	$1,663,509
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[1,3]	4,200,000	3,247,020
Indonesia Government International Bond
(Indonesia)
2.85%	02/14/30[3]	3,600,000	3,259,782
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	6,531,000	5,466,780
3.75%	01/11/28[3]	5,025,000	4,836,060
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28[3]	4,640,000	4,647,053
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	3,000,000	2,307,600
3.16%	01/23/30[3]	5,251,000	4,625,606
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
2.80%	06/23/30[1,3]	2,100,000	1,876,061
Peruvian Government International Bond
(Peru)
1.86%	12/01/32[3]	1,000,000	757,635
2.78%	01/23/31[3]	1,160,000	993,059
2.84%	06/20/30[3]	2,625,000	2,300,313
4.13%	08/25/27[3]	525,000	515,287
Republic of Poland Government International Bond
(Poland)
5.75%	11/16/32[3]	560,000	598,640
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	1,627,000	1,466,415
4.85%	09/30/29[3]	2,955,000	2,659,057
5.88%	04/20/32[3]	1,064,000	971,006
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	4,400,000	3,632,750
Saudi Government International Bond,
Series REGS (EMTN)
(Saudi Arabia)
3.25%	10/22/30[3]	2,220,000	2,049,375
Serbia International Bond
(Serbia)
6.50%	09/26/33[1,3]	450,000	448,312
Uruguay Government International Bond
(Uruguay)
4.38%	01/23/31[3]	2,788,717	2,784,813

Total Foreign Government Obligations
(Cost $79,021,928)			70,178,959

See accompanying Notes to Financial Statements.

239 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED — 63.48%**

Non-Agency Commercial Mortgage-Backed — 8.53%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35[1]	$7,801,704	$7,554,293
A10 Bridge Asset Financing,
Series 2021-D, Class A1FL
(SOFR30A plus 1.45%)
6.01%	10/01/38[1,2]	4,230,232	4,025,719
ACRES Commercial Realty Ltd.,
Series 2021-FL1, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.60%)
6.31%	06/15/36[1,2,3]	9,831,000	9,504,831
AREIT Trust,
Series 2020-CRE4, Class B
(Cayman Islands)
(SOFR30A plus 4.26%)
8.82%	04/15/37[1,2,3]	6,063,440	6,021,609
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1,4]	7,985,000	7,174,334
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BHP3, Class A
(LIBOR USD 1-Month plus 1.90%)
6.58%	03/15/37[1,2]	8,585,000	8,455,581
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class A
2.63%	01/15/32[1]	5,000,000	4,374,256
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class X (IO)
0.47%	01/15/32[1,4]	98,610,000	1,475,413
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/24[4,5,6]	3,175,016	2,986,420
BX Commercial Mortgage Trust,
Series 2021-XL2, Class J
(LIBOR USD 1-Month plus 3.89%)
8.57%	10/15/38[1,2]	10,564,552	9,558,726
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	7,060,000	6,047,518
CALI Mortgage Trust,
Series 2019-101C, Class A
3.96%	03/10/39[1]	2,020,000	1,772,351
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class F
(LIBOR USD 1-Month plus 2.55%)
7.23%	12/15/37[1,2]	9,700,000	9,309,933
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class G
(LIBOR USD 1-Month plus 3.25%)
7.93%	12/15/37[1,2]	8,503,000	8,156,016
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.37%	08/10/49[4]	59,754,592	1,977,985
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.31%	02/10/48[4]	57,654,058	1,004,337

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.19%	10/15/45[4]	$9,795,832	$98
Commercial Mortgage Trust,
Series 2013-CR13, Class XA (IO)
0.72%	11/10/46[4]	58,467,016	149,050
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
0.92%	04/10/47[4]	98,401,840	587,523
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.60%	02/10/37[1,4]	68,872,262	647,082
Credit Suisse Mortgage Capital Trust,
Series 2020-TMIC, Class A
(LIBOR USD 1-Month plus 3.50%)
8.18%	12/15/35[1,2]	11,515,000	11,415,076
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.55%	06/15/52[4]	90,620,962	6,270,295
CSMC,
Series 2021-BPNY, Class A
(LIBOR USD 1-Month plus 3.71%)
8.40%	08/15/23[1,2]	12,734,000	12,158,629
DBJPM Mortgage Trust,
Series 2016-SFC, Class A
2.83%	08/10/36[1]	2,812,500	2,348,084
Grace Trust,
Series 2020-GRCE, Class A
2.35%	12/10/40[1]	8,000,000	6,261,577
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[1,4]	40,999,000	230,992
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
1.01%	04/10/47[4]	54,852,826	319,238
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34[1,4]	9,212,000	6,750,562
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,4]	6,555,000	5,553,364
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41[1,4]	3,131,000	1,985,617
ILPT Commercial Mortgage Trust,
Series 2022-LPFX, Class A
3.38%	03/15/32[1]	11,770,000	9,970,964
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2022-NLP, Class H
(CME Term SOFR 1-Month plus 5.01%)
9.84%	04/15/37[1,2]	5,424,749	4,482,012
KKR Industrial Portfolio Trust,
Series 2021-KDIP, Class E
(CME Term SOFR 1-Month plus 1.66%)
6.49%	12/15/37[1,2]	5,187,750	4,839,702

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 240

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
KREF Ltd.,
Series 2021-FL2, Class AS
(Cayman Islands)
(LIBOR USD 1-Month plus 1.30%)
6.01%	02/15/39[1,2,3]	$6,900,000	$6,545,833
Life Mortgage Trust,
Series 2021-BMR, Class G
(CME Term SOFR 1-Month plus 3.06%)
7.89%	03/15/38[1,2]	10,535,474	9,657,872
Med Trust,
Series 2021-MDLN, Class F
(LIBOR USD 1-Month plus 4.00%)
8.69%	11/15/38[1,2]	3,988,152	3,696,937
MF1 Ltd.,
Series 2020-FL4, Class B
(CME Term SOFR 1-Month plus 2.86%)
7.52%	11/15/35[1,2]	11,579,000	11,586,089
MF1 Ltd.,
Series 2020-FL4, Class D
(CME Term SOFR 1-Month plus 4.21%)
8.87%	11/15/35[1,2]	4,850,000	4,739,554
MKT Mortgage Trust,
Series 2020-525M, Class XA (IO)
0.21%	02/12/40[1,4]	147,585,000	1,892,556
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
1.00%	04/15/48[4]	67,708,840	914,658
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.69%	05/15/48[4]	102,102,948	1,277,393
Morgan Stanley Capital I Trust,
Series 2018-MP, Class A
4.28%	07/11/40[1,4]	4,000,000	3,610,818
MSCG Trust,
Series 2018-SELF, Class E
(LIBOR USD 1-Month plus 2.15%)
6.84%	10/15/37[1,2]	4,625,104	4,317,104
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43[1,4]	1,095,000	830,287
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	1,840,000	1,300,206
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43[1,4]	10,000,000	5,998,824
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.39%	01/05/43[1,4]	13,330,000	7,253,160
VMC Finance LLC,
Series 2021-HT1, Class B
(LIBOR USD 1-Month plus 4.50%)
9.26%	01/18/37[1,2]	10,000,000	9,443,716
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
1.07%	08/15/50[4]	35,415,369	276,690

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.57%	03/15/59[4]	$75,931,994	$2,721,372
Westfield Galleria at Roseville
3.25%	03/29/25[5,6]	4,300,000	4,277,640
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XA (IO)
1.15%	12/15/45[1,4]	3,105,998	31
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.65%	06/15/46[4]	48,203,979	138,654
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.55%	10/15/57[4]	73,801,106	432,010

			244,280,591

Non-Agency Mortgage-Backed — 32.40%
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.30%)
5.15%	06/25/36[2]	4,637,175	3,268,176
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-NC3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
5.17%	12/25/36[2]	52,866,775	15,152,976
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.30%)
5.15%	08/25/36[2]	20,352	20,279
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A1
(LIBOR USD 1-Month plus 0.32%)
5.17%	03/25/37[2]	28,161,892	13,728,846
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.76%)
5.61%	03/25/37[2]	2,232,801	1,074,516
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
3.33%	08/25/35[4]	1,232,320	954,720
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
4.40%	03/25/37[4]	1,472,227	1,288,705
Alternative Loan Trust,
Series 2005-74T1, Class A1
6.00%	01/25/36	5,323,090	3,387,732
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus
1.48%)
4.62%	01/25/36[2]	2,549,822	2,308,643
Alternative Loan Trust,
Series 2006-HY12, Class A5
3.56%	08/25/36[4]	2,128,739	1,935,963

See accompanying Notes to Financial Statements.

241 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
5.13%	03/25/46[2]	$8,478,005	$7,024,865
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
5.25%	03/25/46[2]	2,628,181	2,146,655
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2006-W3, Class A2C
(LIBOR USD 1-Month plus 0.36%)
5.21%	04/25/36[2]	38,748,926	11,856,620
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(LIBOR USD 1-Month plus 1.25%)
6.10%	06/25/37[2]	16,750,340	11,722,940
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
5.85%	06/25/37[2]	3,019,968	2,393,285
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
5.82%	12/25/34[2]	1,176,756	1,068,994
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.48%)
3.25%	07/25/36[2]	9,754,000	9,248,758
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	420,080	403,397
Banc of America Funding Trust,
Series 2004-B, Class 5A1
4.11%	11/20/34[4]	150,320	141,357
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.56%	05/20/36[4]	605,663	528,434
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
4.96%	05/27/36[1,4]	9,615,729	8,966,946
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
3.92%	12/25/35[4]	656,151	569,984
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
(LIBOR USD 1-Month plus 0.36%)
5.21%	03/25/37[2]	2,492,970	2,256,998
BCAP LLC Trust,
Series 2014-RR3, Class 4A1
3.88%	03/26/36[1,4]	805,892	794,675
Bear Stearns ALT-A Trust,
Series 2005-2, Class 2A4
3.57%	04/25/35[4]	841,278	750,145

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust,
Series 2005-8, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
5.39%	10/25/35[2]	$5,249,950	$4,669,844
Bear Stearns ARM Trust,
Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.30%)
5.23%	10/25/35[2]	921,447	857,135
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35[4]	328,869	295,759
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	14,649	14,388
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.40%)
5.25%	09/25/47[2]	4,635,397	4,150,886
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(LIBOR USD 1-Month plus 0.21%)
5.06%	06/25/37[2]	3,510,777	2,930,727
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(LIBOR USD 1-Month plus 0.24%)
5.09%	10/25/36[2]	14,364,300	12,325,615
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.53%)
5.37%	02/25/36[2]	1,281,624	1,237,948
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 05/25/23)
4.25%	08/25/54[1]	6,875,619	6,120,167
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
4.12%	02/25/37[4]	435,394	409,601
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	6,726,990	6,163,872
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	10,649,709	8,977,073
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	6,652,587	6,268,377
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	5,197,459	4,497,968
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	8,439,914	7,390,731
CIM Trust,
Series 2021-NR3, Class A1 (STEP-reset date 05/25/23)
2.57%	06/25/57[1]	3,814,074	3,622,920

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 242

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 05/25/23)
2.82%	10/25/61[1]	$13,243,692	$12,380,005
CIM Trust,
Series 2021-R3, Class A1B
1.95%	06/25/57[1,4]	18,287,000	13,242,811
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[1,4]	11,231,941	9,737,073
CIM Trust,
Series 2021-R4, Class A1B
2.00%	05/01/61[1,4]	10,243,493	7,137,478
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61[1,4]	9,274,488	7,641,251
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 05/25/23)
6.00%	06/25/62[1]	15,423,385	14,924,425
CIM Trust,
Series 2023-R1, Class A1A
5.40%	04/25/62[1,4]	13,739,230	13,351,784
Citigroup Mortgage Loan Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
5.11%	11/25/35[2]	41,797	33,644
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
3.53%	06/25/36[4]	70,886	64,591
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.32%)
5.17%	12/25/36[2]	6,267,445	4,005,026
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2D
(LIBOR USD 1-Month plus 0.46%)
5.31%	12/25/36[2]	6,698,033	4,288,026
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A2
(LIBOR USD 1-Month plus 0.58%)
5.43%	04/25/35[2]	2,580,564	2,310,038
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
5.45%	05/25/35[2]	62,947	51,501
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 3A1
4.47%	11/25/33[4]	333,964	311,495
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-11, Class 1A1
6.50%	12/25/35	521,291	275,658
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 9A1
3.02%	06/25/34[4]	28,735	27,402

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61[1]	$508,087	$439,155
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21	24,960	12,372
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.46%	02/25/60[1,4]	9,858,169	9,928,002
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.45%	04/25/61[1,4]	11,954,550	10,425,540
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF3 (STEP-reset date 05/25/23)
3.04%	12/25/36	659,086	506,705
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A2
(LIBOR USD 1-Month plus 0.22%)
5.07%	11/25/36[2]	7,140,077	3,323,164
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF2 (STEP-reset date 05/25/23)
3.13%	01/25/37	2,497,070	753,222
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
3.03%	04/25/37[2]	699,708	677,091
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
3.40%	04/25/37[2]	1,308,732	906,820
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/23)
3.53%	02/25/37	4,312,750	2,645,812
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/23)
3.53%	02/25/37	1,032,221	627,259
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/23)
3.29%	03/25/37	5,499,502	2,106,427
CSMC Mortgage-Backed Trust,
Series 2006-1, Class 1A4
5.50%	02/25/36	2,839,964	2,520,653
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61[1,4]	8,314,500	7,665,825
CSMCM Trust,
Series 2018-SP3, Class CERT
5.23%	10/25/58[1,4]	13,463,295	11,300,253
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.72%)
5.48%	01/19/45[2]	437,348	354,510

See accompanying Notes to Financial Statements.

243 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.58%)
5.34%	10/19/45[2]	$3,403,568	$2,909,874
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
4.96%	10/19/36[2]	5,385,592	3,613,937
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
4.90%	03/19/37[2]	1,203,823	965,926
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(LIBOR USD 1-Month plus 3.75%)
8.60%	09/25/39[1,2]	6,276,594	6,116,423
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B1
(SOFR30A plus 3.10%)
7.66%	10/25/41[1,2]	2,500,000	2,362,798
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1
(SOFR30A plus 3.30%)
7.86%	11/25/41[1,2]	10,000,000	9,390,406
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B2
(SOFR30A plus 5.50%)
10.06%	12/25/41[1,2]	3,950,000	3,496,273
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.32%)
5.17%	10/25/36[2]	12,246,590	8,218,433
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
5.06%	12/25/37[2]	732,483	644,020
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.56%)
4.83%	03/25/36[2]	2,509,146	2,476,529
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class M1
(LIBOR USD 1-Month plus 0.41%)
5.25%	04/25/36[2]	3,860,000	2,918,983
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.50%)
5.35%	06/25/36[2]	8,650,000	7,551,268
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
5.29%	01/25/38[2]	3,944,648	2,116,417
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
4.95%	03/25/37[2]	543,926	266,005

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.10%	09/25/34[4]	$133,234	$117,825
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A3
5.10%	09/25/34[4]	204,873	181,178
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
4.23%	12/25/35[4]	773,147	631,341
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
4.71%	02/25/36[4]	1,021,523	676,462
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA2, Class 2A1
5.02%	04/25/35[4]	1,344,170	1,291,917
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA3, Class 3A1
4.46%	05/25/35[4]	982,297	873,523
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
5.08%	09/25/35[4]	1,346,226	1,144,291
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
5.23%	10/25/35[4]	1,694,519	1,125,113
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
4.30%	11/25/35[4]	988,708	845,767
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA1, Class 1A1
5.26%	03/25/36[4]	1,162,044	896,585
First Horizon Alternative Mortgage Securities Trust,
Series 2006-AA7, Class A1
4.21%	01/25/37[4]	1,928,499	1,417,547
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
3.28%	09/25/35[4]	1,224,177	779,519
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
3.98%	10/25/35[4]	42,491	39,460
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
4.31%	11/25/35[4]	567,794	457,633
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
3.80%	08/25/37[4]	53,343	18,007
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA2, Class M2
(SOFR30A plus 2.30%)
6.86%	08/25/33[1,2]	9,435,000	9,286,903
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
6.66%	10/25/33[1,2]	5,245,000	5,069,065

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 244

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
6.81%	08/25/33[1,2]	$9,450,000	$9,101,221
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
6.61%	12/25/33[1,2]	5,000,000	4,728,228
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
6.41%	01/25/42[1,2]	3,485,000	3,302,611
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
4.15%	09/19/35[4]	1,256,653	881,263
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
3.88%	09/19/35[4]	1,005,965	841,124
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.28%	04/19/36[4]	2,677,960	2,025,547
Greenpoint Manufactured Housing,
Series 2000-1, Class A4
8.14%	03/20/30[4]	4,679,384	3,487,417
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.40%)
5.25%	03/25/47[2]	8,600,253	7,583,273
GSAMP Trust,
Series 2007-FM2, Class A1
(LIBOR USD 1-Month plus 0.14%)
4.99%	01/25/37[2]	17,857,153	10,610,454
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X LIBOR USD 1-Month plus 5.50%, 5.50% Cap)
0.65%	09/25/35[2,5,6]	10,858	199
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
3.75%	07/25/35[4]	356,208	325,958
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
3.55%	04/25/36[4]	170,358	113,019
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
4.31%	05/25/37[4]	451,074	383,885
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(LIBOR USD 1-Month plus 0.62%)
5.38%	11/19/35[2]	928,637	668,437
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.42%)
5.18%	09/19/46[2]	8,456,255	7,165,906

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
4.96%	08/19/37[2]	$9,634,073	$7,852,509
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.70%)
5.55%	03/25/36[2]	1,352,218	1,333,762
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
5.48%	11/25/35[2]	1,433,550	1,397,258
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
5.13%	10/25/36[2]	10,976,815	3,651,379
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(LIBOR USD 1-Month plus 0.26%)
5.11%	12/25/36[2]	26,802,476	11,236,788
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A1
(LIBOR USD 1-Month plus 0.10%)
4.95%	07/25/36[2]	10,197,950	4,592,706
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A2
(LIBOR USD 1-Month plus 0.20%)
5.05%	07/25/36[2]	11,287,166	5,107,034
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A4
(LIBOR USD 1-Month plus 0.50%)
5.35%	07/25/36[2]	9,870,098	4,526,652
Impac CMB Trust,
Series 2005-2, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
5.37%	04/25/35[2]	1,891,455	1,748,511
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.56%)
5.41%	07/25/35[2]	8,225,609	5,772,469
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.29%	10/25/35[4]	1,796,299	1,393,729
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.54%)
5.39%	10/25/36[2]	5,070,200	2,118,360
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A2A
(LIBOR USD 1-Month plus 0.50%)
5.35%	05/25/46[2]	10,663,809	10,033,949
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
3.34%	05/25/36[4]	211,218	169,763

See accompanying Notes to Financial Statements.

245 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.16%	06/25/36[4]	$2,755,166	$2,247,042
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX4, Class 2A1
(LIBOR USD 1-Month plus 0.18%)
5.03%	07/25/37[2]	12,012,297	10,854,538
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	20,419	20,632
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
5.14%	07/25/36[2]	2,684,272	2,665,688
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A1A
(LIBOR USD 1-Month plus 0.13%)
4.98%	12/25/36[2]	7,206,930	4,237,738
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A4
(LIBOR USD 1-Month plus 0.15%)
5.00%	12/25/36[2]	9,067,635	4,766,271
JPMorgan Mortgage Trust,
Series 2005-A6, Class 7A1
4.01%	08/25/35[4]	16,457	13,405
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
3.78%	05/25/36[4]	17,078	14,057
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
6.58%	01/28/70[1,2]	2,321,576	2,316,267
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
5.15%	11/25/35[2]	786,144	762,553
Lehman XS Trust,
Series 2006-17, Class 1A3
(LIBOR USD 1-Month plus 0.50%)
5.35%	08/25/46[2]	12,719,586	10,917,062
Lehman XS Trust,
Series 2006-GP2, Class 1A5A
(LIBOR USD 1-Month plus 0.42%)
5.27%	06/25/46[2]	3,529,961	3,134,509
Lehman XS Trust,
Series 2007-18N, Class 1A1
(LIBOR USD 1-Month plus 1.70%)
6.55%	10/25/37[2]	3,036,493	2,717,522
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 1A
(LIBOR USD 1-Month plus 0.36%)
5.21%	03/25/46[2]	6,307,668	5,169,175

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
5.07%	10/25/36[2]	$49,129,004	$15,185,974
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
3.88%	11/25/33[4]	102,590	95,838
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
4.95%	10/25/34[4]	82,084	78,564
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
4.02%	04/25/34[4]	30,337	27,726
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA2, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus
0.80%)
3.94%	12/25/46[2]	16,267,842	11,998,866
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.30%)
5.15%	03/25/47[2]	2,186,149	1,882,340
MASTR Asset-Backed Securities Trust,
Series 2006-WMC1, Class A3
(LIBOR USD 1-Month plus 0.36%)
5.21%	02/25/36[2]	16,254,893	6,303,642
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
5.13%	05/25/37[2]	3,150,000	2,429,495
MASTR Asset-Backed Securities Trust,
Series 2007-WMC1, Class A2
(LIBOR USD 1-Month plus 0.05%)
4.90%	01/25/37[2]	16,402,243	4,608,804
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.66%)
5.51%	04/25/37[2,5,6]	883,581	39,003
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A2
(LIBOR USD 1-Month plus 0.42%)
5.27%	04/25/37[2]	7,567,206	6,191,208
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.50%)
5.35%	04/25/37[2]	17,102,051	6,740,392
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
5.10%	07/25/37[2]	878,684	759,041
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-5, Class 1A
(LIBOR USD 1-Month plus 0.85%)
5.70%	10/25/37[2]	22,996,507	13,337,622

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 246

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
4.30%	10/25/33[4]	$67,544	$65,188
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
7.43%	08/25/36[2]	667,470	578,245
Morgan Stanley ABS Capital I Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.58%)
5.43%	02/25/36[2]	1,077,405	1,053,738
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.30%)
5.15%	06/25/36[2]	9,195,672	4,735,112
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.48%)
5.33%	06/25/36[2]	9,809,706	5,106,007
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2007-NC3, Class A2C
(LIBOR USD 1-Month plus 0.19%)
5.04%	05/25/37[2]	22,061,496	15,326,925
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(LIBOR USD 1-Month plus 0.52%)
5.37%	04/25/36[2]	11,798,844	8,116,926
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
4.19%	09/25/34[4]	192,543	182,955
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21	44,300	40,927
MortgageIT Trust,
Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
6.31%	05/25/35[2]	526,386	483,581
New York Mortgage Trust,
Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
5.33%	02/25/36[2]	185,729	180,824
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
4.40%	08/25/35[4]	2,222,684	1,560,396
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/23)
6.00%	07/25/59[1]	8,953,515	8,893,266
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	10,215,029	2,606,047
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.18%)
5.03%	04/25/37[2]	12,898,411	7,297,228

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(LIBOR USD 1-Month plus 0.17%)
5.02%	05/25/37[2]	$18,889,097	$10,099,341
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.42%)
5.27%	01/25/37[2]	4,242,809	4,042,440
PHH Alternative Mortgage Trust,
Series 2007-2, Class 1A4
(LIBOR USD 1-Month plus 0.60%)
5.45%	05/25/37[2]	6,838,687	6,157,929
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
5.16%	06/25/47[2]	4,734,133	4,295,820
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 04/25/23)
6.50%	06/25/52[1]	16,833,000	15,500,145
PRET, LLC,
Series 2022-RN1, Class A1 (STEP-reset date 04/25/23)
3.72%	07/25/51[1]	15,221,012	14,347,555
Pretium Mortgage Credit Partners LLC,
Series 2022-RN3, Class A2
6.50%	08/25/52[1,4]	14,985,000	13,839,613
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 04/25/23)
2.36%	10/25/26[1]	16,116,085	15,289,728
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26[1,4]	9,061,118	8,507,011
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34	39,276	31,276
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
4.65%	12/25/35[4]	1,365,512	1,079,652
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
3.91%	04/25/35[4]	7,293	7,059
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
3.94%	07/25/35[4]	488,651	439,782
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
4.38%	07/25/35[4]	548,988	304,901
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21	3,380	1,993
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36	335,688	274,831
Residential Accredit Loans Trust,
Series 2007-QA3, Class A1
(LIBOR USD 1-Month plus 0.20%)
5.05%	05/25/37[2]	12,550,677	11,042,482

See accompanying Notes to Financial Statements.

247 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QH6, Class A1
(LIBOR USD 1-Month plus 0.38%)
5.23%	07/25/37[2]	$7,798,105	$7,009,819
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37[4,5,6]	1,500,899	8,510
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36	4,927,161	1,629,379
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 1A
4.11%	04/25/37[4]	233,625	136,159
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
5.09%	05/25/47[2]	12,948,957	8,978,009
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/23)
2.86%	01/25/36	3,610,203	2,839,302
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-WM4, Class A1
(LIBOR USD 1-Month plus 0.38%)
5.23%	11/25/36[1,2]	8,804,929	4,066,162
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
5.08%	02/25/37[2]	5,923,809	2,594,007
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
5.05%	05/25/37[2]	9,707,534	5,999,611
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.30%)
5.15%	12/25/36[2]	5,575,585	3,219,675
Soundview Home Loan Trust,
Series 2007-OPT1, Class 2A3
(LIBOR USD 1-Month plus 0.21%)
5.06%	06/25/37[2]	18,649,406	12,662,421
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
5.11%	02/25/37[2]	983,414	286,246
Specialty Underwriting & Residential Finance Trust,
Series 2007-BC2, Class A1
(LIBOR USD 1-Month plus 0.23%)
5.08%	04/25/37[2]	19,872,050	13,998,428
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
4.82%	09/25/34[4]	322,329	308,899
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-2, Class 4A2
4.97%	03/25/34[4]	696,908	658,608

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
4.12%	06/25/35[4]	$263,973	$231,717
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-21, Class 2A
4.95%	11/25/35[4]	686,762	541,809
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-7, Class 1A3
4.28%	04/25/35[4]	1,955,852	1,776,074
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
5.17%	12/25/36[2]	958,834	854,350
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
5.65%	07/25/34[2]	8,163,629	7,904,638
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
3.45%	05/25/36[4]	442,242	238,205
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.42%)
5.27%	05/25/36[2]	186,323	121,599
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
(LIBOR USD 1-Month plus 0.12%)
4.97%	08/25/36[2]	6,124,782	5,124,864
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
1.50%)
4.64%	08/25/47[2]	9,007,572	7,392,248
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
6.16%	02/25/35[2]	54,915	54,285
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
6.41%	03/25/35[2]	905,749	856,959
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-34A, Class 3A3
4.62%	11/25/33[4]	16,022	15,460
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-4, Class 3A1
3.67%	10/25/37[4]	823,625	713,585
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 2A1
4.40%	01/25/37[4]	305,465	290,086
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 5A1
4.16%	01/25/37[4]	71,837	65,939

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 248

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Towd Point Mortgage Trust,
Series 2017-4, Class B1
3.50%	06/25/57[1,4]	$8,650,000	$7,205,717
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/23)
2.24%	02/27/51[1]	12,063,592	11,344,966
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
4.96%	01/25/37[2]	5,219,218	2,355,594
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(LIBOR USD 1-Month plus 0.22%)
5.07%	02/25/37[2]	28,356,460	8,361,139
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
5.57%	11/25/34[2]	105,656	95,164
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
4.09%	01/25/35[4]	333,658	297,887
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.84%)
5.69%	05/25/44[2]	5,954	5,925
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
3.81%	10/25/35[4]	724,476	648,765
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
3.77%	12/25/35[4]	16,783	14,944
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
3.86%	12/25/35[4]	911,280	808,059
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.66%)
5.51%	01/25/45[2]	331,274	315,482
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
5.49%	07/25/45[2]	415,517	376,467
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
4.14%	02/25/46[2]	3,108,139	2,685,912
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.94%)
3.65%	05/25/46[2]	1,351,006	1,149,686

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus
0.98%)
4.12%	07/25/46[2]	$3,044,248	$2,563,178
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
3.46%	03/25/37[4]	1,547,882	1,196,508
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus
0.75%)
3.89%	06/25/47[2]	1,251,054	971,466
WaMu Mortgage Pass-Through Certificates,
Series 2007-OC1, Class A1
(LIBOR USD 1-Month plus 0.48%)
5.33%	01/25/47[2]	4,459,463	4,133,027
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	1,280,272	1,088,452
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.64%)
5.49%	03/25/37[2]	4,690,000	4,053,560
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A1
4.51%	10/25/36[4]	308,918	284,534
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 1A1
4.39%	04/25/36[4]	70,259	63,647

			928,556,506

U.S. Agency Commercial Mortgage-Backed — 1.15%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.04%	07/25/39[4]	10,444,015	208,679
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.05%	04/25/36[4]	5,583,214	48,965
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.67%	01/25/39[4]	20,834,639	303,523
Fannie Mae-Aces,
Series 2019-M29, Class X4 (IO)
0.70%	03/25/29[4]	117,375,779	3,618,766
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
0.77%	07/25/33[4]	14,520,699	1,210,519
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K031, Class X1 (IO)
0.17%	04/25/23[4]	176,676,135	857
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X3 (IO)
1.63%	02/25/43[4]	58,000,000	1,570,472

See accompanying Notes to Financial Statements.

249 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K051, Class X3 (IO)
1.61%	10/25/43[4]	$44,865,280	$1,655,457
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K054, Class X1 (IO)
1.16%	01/25/26[4]	52,039,593	1,386,405
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K055, Class X3 (IO)
1.65%	04/25/44[4]	32,000,000	1,394,262
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X1 (IO)
1.24%	05/25/26[4]	54,440,659	1,702,101
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K057, Class X1 (IO)
1.17%	07/25/26[4]	119,523,669	3,592,081
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K726, Class X1 (IO)
0.90%	04/25/24[4]	101,708,936	638,132
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.21%	06/25/27[4]	85,870,771	2,573,800
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC07, Class X1 (IO)
0.72%	09/25/26[4]	82,853,534	1,433,702
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF31, Class A
(LIBOR USD 1-Month plus 0.37%)
5.04%	04/25/24[2]	820,981	820,215
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class X (IO)
1.04%	03/25/26[4]	112,403,507	2,915,994
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KL05, Class X1HG (IO)
1.22%	12/25/27[4]	49,531,000	2,130,451
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS06, Class X (IO)
1.05%	08/25/26[4]	65,140,327	1,532,270
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.62%	09/25/25[4]	100,092,281	1,401,672

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
FREMF Mortgage Trust,
Series 2019-KF71, Class B
(LIBOR USD 1-Month plus 2.30%)
6.97%	10/25/29[1,2]	$745,185	$703,805
FREMF Mortgage Trust,
Series 2020-KF75, Class B
(LIBOR USD 1-Month plus 2.25%)
6.92%	12/25/29[1,2]	1,736,776	1,632,507
Ginnie Mae,
Series 2011-152, Class IO (IO)
0.00%	08/16/51[4]	4,701,816	5
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.13%	02/16/53[4]	23,090,913	68,716
Ginnie Mae,
Series 2012-78, Class IO (IO)
0.09%	06/16/52[4]	31,268,558	22,699
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55[4]	14,253,826	102,655
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.91%	11/16/54[4]	8,739,210	216,414

			32,885,124

U.S. Agency Mortgage-Backed — 21.40%
Fannie Mae REMICS,
Series 2006-11, Class PS
(-3.67 X LIBOR USD 1-Month plus 24.57%, 24.57% Cap)
6.80%	03/25/36[2]	11,063	13,377
Fannie Mae REMICS,
Series 2006-8, Class HJ (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
1.75%	03/25/36[2]	466,037	44,867
Fannie Mae REMICS,
Series 2007-52, Class LS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
1.20%	06/25/37[2]	25,360	1,372
Fannie Mae REMICS,
Series 2007-77, Class SK (IO)
(-1.00 X LIBOR USD 1-Month plus 5.87%, 5.87% Cap)
1.02%	08/25/37[2]	50,351	4,302
Fannie Mae REMICS,
Series 2007-88, Class JI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.45%, 6.45% Cap)
1.60%	04/25/37[2]	529,564	49,794
Fannie Mae REMICS,
Series 2008-18, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.00%, 7.00% Cap)
2.15%	03/25/38[2]	34,633	1,855
Fannie Mae REMICS,
Series 2008-62, Class SN (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
1.35%	07/25/38[2]	64,332	4,405

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 250

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
1.75%	10/25/40[2]	$28,483	$2,892
Fannie Mae REMICS,
Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
5.00%	10/25/42[2]	140,870	136,410
Fannie Mae REMICS,
Series 2014-49, Class CF
(LIBOR USD 1-Month plus 1.00%)
5.66%	07/25/43[2]	4,570,881	4,540,480
Freddie Mac REMICS,
Series 3339, Class JS
(-6.50 X LIBOR USD 1-Month plus 42.84%, 42.84% Cap)
12.39%	07/15/37[2]	7,407	10,671
Freddie Mac REMICS,
Series 3404, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
1.21%	01/15/38[2]	34,696	3,021
Freddie Mac REMICS,
Series 3439, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 5.90%, 5.90% Cap)
1.22%	04/15/38[2]	27,331	1,724
Freddie Mac REMICS,
Series 3885, Class PO (PO)
0.00%	11/15/33[11]	10,278	8,683
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.61%, 6.61% Cap)
1.93%	04/15/42[2]	65,891	7,243
Freddie Mac REMICS,
Series 4993, Class OP (PO)
0.00%	10/25/58[11]	2,087,367	1,866,654
Ginnie Mae (TBA)
4.50%	04/20/53	15,050,000	14,829,641
5.00%	04/20/53	7,150,000	7,159,496
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	62,382	11,258
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X LIBOR USD 1-Month plus 7.10%, 0.60% Cap)
0.60%	06/16/37[2]	362,130	2,190
Ginnie Mae,
Series 2011-81, Class IC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.72%, 0.62% Cap)
0.62%	07/20/35[2]	430,956	5,067
Ginnie Mae,
Series 2013-135, Class CS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.20%, 6.20% Cap)
1.47%	09/16/43[2]	1,405,899	152,725
Ginnie Mae,
Series 2017-136, Class IO (IO)
5.00%	09/20/47	272,510	60,466

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
UMBS (TBA)
2.00%	05/01/53	$103,550,000	$85,689,585
2.50%	05/01/53	123,200,000	106,327,453
3.00%	05/01/53	102,150,000	91,723,565
3.50%	05/01/53	2,625,000	2,440,044
4.00%	05/01/53	46,500,000	44,501,960
4.50%	04/15/53	26,000,000	25,474,209
4.50%	05/01/53	56,700,000	55,572,142
5.00%	05/01/53	110,000,000	109,694,922
5.50%	04/01/53	62,375,000	63,009,714

			613,352,187

Total Mortgage-Backed
(Cost $2,080,364,065)			1,819,074,408

MUNICIPAL BONDS — 0.42%*
California — 0.10%
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35	1,995,000	1,543,866
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home
Improvements, Series N
3.26%	05/15/60	1,790,000	1,240,501

			2,784,367

Florida — 0.15%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.81%	10/01/34	1,000,000	832,070
2.86%	10/01/35	1,750,000	1,441,977
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.35%	10/01/29	2,000,000	1,865,333

			4,139,380

New York — 0.17%
Metropolitan Transportation Authority Revenue Bonds, Transit Improvements, Series C2
5.18%	11/15/49	975,000	876,705
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
3.95%	08/01/32	1,000,000	935,609
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	3,100,000	3,177,397

			4,989,711

Total Municipal Bonds
(Cost $14,091,396)			11,913,458

U.S. TREASURY SECURITIES — 0.98%
U.S. Treasury Bonds — 0.74%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.63%	10/15/27[12]	20,827,786	21,242,224

See accompanying Notes to Financial Statements.

251 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes — 0.24%
U.S. Treasury Notes
3.63%	03/31/28	$6,806,000	$6,818,495

Total U.S. Treasury Securities
(Cost $27,993,372)			28,060,719

Total Bonds — 114.57%
(Cost $3,670,989,691)			3,282,921,912

Issues		Shares	Value
COMMON STOCK — 0.33%
Communications — 0.13%
Intelsat Emergence SA3,5,6
(Luxembourg)		141,055	3,667,430

Electric — 0.00%
Homer City Holdings LLC†,5,6		112,222	—

Financials — 0.20%
AGNC Investment Corp.		582,000	5,866,560

Total Common Stock
(Cost $17,377,911)			9,533,990

RIGHTS — 0.00%
Communications — 0.00%
Intelsat Jackson Holdings SA, Series A†,3,5,6,9
(Luxembourg)		14,771	—
Intelsat Jackson Holdings SA, Series B†,3,5,6,9
(Luxembourg)		14,771	—

			—

Total Rights
(Cost $–)			—

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 4.66%
Money Market Funds — 1.98%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
4.73%[13]		56,651,000	56,651,000

U.S. Treasury Bills — 2.68%
U.S. Treasury Bills
4.58%[14]	06/01/23	20,000,000	19,851,016
4.76%[14]	08/03/23	30,000,000	29,521,658
5.06%[14]	08/31/23	3,000,000	2,942,099

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
U.S. Treasury Bills (WI)
4.76%[14]	07/18/23	$25,000,000	$24,657,524

			76,972,297

Total Short-Term Investments
(Cost $133,604,526)			133,623,297

Total Investments - 119.56%
(Cost $3,821,972,128)			3,426,079,199

Net unrealized appreciation on unfunded commitments
- 0.00%			616
Liabilities in Excess of Other Assets - (19.56)%			(560,548,775)

Net Assets - 100.00%			$2,865,531,040

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2023.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $20,934,885, which is 0.73% of total net assets.
[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $51,094, at an interest rate of 8.33% and a maturity of February 15, 2029. The investment is accruing an unused commitment fee of 8.00% per annum.

[8]	Perpetual security with no stated maturity date.
[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.
[11]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2023.
[12]	Inflation protected security. Principal amount reflects original security face amount.
[13]	Represents the current yield as of March 31, 2023.
[14]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. Fair valued securities were not valued utilizing an independent quote but were valued pursuant to guidelines approved by the Board of Trustees. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 252

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Bank Note

(CLO): Collateralized Loan Obligation

(EDC): Economic Development Corporation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

See accompanying Notes to Financial Statements.

253 / Annual Report March 2023

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
EUR 1,724,000	USD 1,869,912	Citibank N.A.	04/13/23	$4,493

USD 295,780	EUR 274,000	Bank of America N.A.	04/13/23	(2,124)
USD 52,226,925	EUR 48,344,000	Citibank N.A.	04/13/23	(334,693)
USD 1,332,081	EUR 1,252,000	Goldman Sachs International	04/13/23	(29,146)
USD 1,668,880	GBP 1,367,000	Goldman Sachs International	04/13/23	(21,802)

				(387,765)

NET UNREALIZED DEPRECIATION				$(383,272)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	4,214	06/30/23	$869,993,473	$8,326,546	$8,326,546
U.S. Treasury Five-Year Note	3,514	06/30/23	384,810,455	7,608,713	7,608,713

			1,254,803,928	15,935,259	15,935,259

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	3,263	06/21/23	(395,281,859)	(11,583,791)	(11,583,791)
U.S. Treasury Ultra Bond	859	06/21/23	(121,226,375)	(5,443,799)	(5,443,799)
Euro-Bobl Future	156	06/08/23	(19,979,033)	(277,978)	(277,978)
Euro-Bund Future	143	06/08/23	(21,104,422)	(765,255)	(765,255)
Euro-Buxl 30 Year	16	06/08/23	(2,448,598)	(34,184)	(34,184)

			(560,040,287)	(18,105,007)	(18,105,007)

TOTAL FUTURES CONTRACTS			$694,763,641	$(2,169,748)	$(2,169,748)

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 254

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2023

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Implied Credit Spread at 03/31/23[1]	Counterparty	Expiration Date	Notional Amount (000's)[2]	Value[3]	Premiums Paid	Unrealized Appreciation

SWAPS: CREDIT DEFAULT (SALES) - SINGLE ISSUES

OTC[4]
				Credit Suisse
Berry Global, Inc., 5.63%, due				First Boston
07/15/27	5.00%	3 Months	175	International	12/20/23	$ 10,370	$256,242	$229,737	$26,505
1011778 BC ULC/New Red				Credit Suisse
Finance, Inc., 4.00%, due				First Boston
10/15/30[5]	5.00%	3 Months	120	International	06/20/23	9,250	93,403	66,973	26,430

TOTAL							$349,645	$296,710	$52,935

[1]

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year-end serve as an indicator of the current status of the payment performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[2]

The maximum potential amount for the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices are resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection the amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000's)	Value	Premiums Paid	Unrealized (Depreciation)

SWAPS: INTEREST RATE
		USD-SOFR-
Interest Rate Swap[1]	09/20/53	COMPOUND	Annual	3.00%	Annual	$10,984	$(247,757)	$—	$(247,757)
		USD-SOFR-
Interest Rate Swap[1]	09/20/53	COMPOUND	Annual	3.00%	Annual	10,038	(226,419)	—	(226,419)

TOTAL SWAPS CONTRACTS						$21,022	$(474,176)	$—	$(474,176)

[1] Centrally	cleared.

See accompanying Notes to Financial Statements.

255 / Annual Report March 2023

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Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2023

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND
Investments, at value - Unaffiliated (Cost $30,053,970, $8,450,515 and $10,877,973, respectively) (Note 2)	$28,914,724	$7,220,241	$9,743,259
Investments, at value - Affiliated (Cost $0, $0 and $0, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	117	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	8,901	—
Cash on deposit with brokers for collateral on futures (Note 2)	2,708,000	42,000	32,000
Receivable for securities sold	2,228,766	69,106	824,058
Receivable for daily variation margin on futures contracts (Note 3)	401,363	3,594	5,134
Dividends and interest receivable	122,597	67,964	29,381
Due from Adviser (Note 6)	49,544	51,793	81,047
Receivable for capital stock sold	18,919	29	17,500
Unrealized appreciation on foreign currency transactions	—	—	106
Other assets	12,592	2,540	41,863

Total assets	34,456,622	7,466,168	10,774,348

Liabilities:
Bank overdraft	—	63	—
Foreign bank overdraft (Cost $0, $0 and $3,816, respectively)	—	—	3,887
Payable for securities purchased	5,336,346	195,060	2,288,707
Payable for capital stock redeemed	42,449	3,465	7,567
Distributions payable	78	614	—
Unrealized depreciation on foreign currency exchange contracts	—	—	3,724
Unrealized depreciation on swap contracts	—	1,714	—
Payable for daily variation margin on futures contracts (Note 3)	—	3,961	1,588
Advisory fees payable (Note 6)	9,582	2,453	3,628
Accrued trustees fees and expenses	1	4	—
Accrued distribution (12b-1) and service fees payable	—	911	6
Administrative fees payable	33,258	30,677	18,169
Custodian fees payable	18,106	26,485	17,031
Audit fees payable	35,015	23,692	16,070
Accrued other expenses	20,334	11,208	3,123

Total liabilities	5,495,169	300,307	2,363,500

Net assets	$28,961,453	$7,165,861	$8,410,848

Class M Shares:
Net assets (Applicable to 2,934,340, 475,695 and 5,958, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$28,961,453	$4,296,133	$50,334

Net asset value, offering and redemption price per Class M share	$9.87	$9.03	$8.45

Class I Shares:
Net assets (Applicable to 0, 317,762 and 989,282, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$2,869,728	$8,360,514

Net asset value, offering and redemption price per Class I share	N/A	$9.03	$8.45

Net Assets Consist of:
Paid-in Capital (Note 9)	$34,780,560	$9,621,971	$10,185,966
Accumulated Earnings (Loss)	(5,819,107)	(2,456,110)	(1,775,118)

Net assets	$28,961,453	$7,165,861	$8,410,848

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 257

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2023

ASSETS:	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND
Investments, at value - Unaffiliated (Cost $435,293,087,
$349,315,183 and $516,258,474, respectively) (Note 2)	$398,184,531	$335,135,582		$479,177,110
Investments, at value - Affiliated (Cost $0, $0 and $27,171,821,respectively) (Note 5)	—	—		—
Cash and cash equivalents (Note 2)	46,541	495,450		214,812
Foreign Currency, at value (Cost $3, $0 and $20, respectively)	3	—		20
Cash on deposit with brokers for collateral on futures (Note 2)	1,435,000	—		2,780,000
Receivable for securities sold	62,394,851	18,271,958		8,969,261
Dividends and interest receivable	2,713,236	1,634,817		7,227,087
Receivable for capital stock sold	749,652	372,649		185,782
Receivable for daily variation margin on futures contracts (Note 3)	282,216	—		19,680
Due from Adviser (Note 6)	105,856	5,204		4,028
Unrealized appreciation on foreign currency transactions	1,243	1,012		3,141
Premiums paid for swap contracts	—	—		102,833
Unrealized appreciation on swap contracts	—	—		15,927
Other assets	195	19,289		1,539

Total assets	465,913,324	355,935,961		498,701,220

Liabilities:
Payable for securities purchased	133,107,248	15,550,195		1,235,081
Payable for capital stock redeemed	1,614,519	116,927		1,348,436
Payable for daily variation margin on futures contracts (Note 3)	300,139	—		72,524
Distributions payable	107,786	513,767		418,725
Unrealized depreciation on foreign currency exchange contracts	42,677	—		34,026
Net unrealized depreciation on unfunded commitments (Note 8)	4,280	12,328		—
Advisory fees payable (Note 6)	119,912	162,879		208,923
Accrued trustees fees and expenses	—	114		78
Accrued distribution (12b-1) and service fees payable	10,301	2,265		28,432
Administrative fees payable	72,517	67,871		34,300
Accrued other expenses	135,404	91,239		122,279

Total liabilities	135,514,783	16,517,585		3,502,804

Net assets	$330,398,541	$339,418,376		$495,198,416

Class M Shares:
Net assets (Applicable to 6,211,930, 1,184,024 and 14,711,106,shares of beneficial interest issued and outstanding,respectively, unlimited number of shares authorized with a $0.01par value)	$49,026,844	$11,002,159		$134,177,857

Net asset value, offering and redemption price per Class M share	$7.89	$9.29		$9.12

Class I Shares:
Net assets (Applicable to 35,657,009, 35,353,243 and 39,596,938,shares of beneficial interest issued and outstanding,respectively, unlimited number of shares authorized with a $0.01par value)	$281,371,697	$328,416,114		$361,020,559

Net asset value, offering and redemption price per Class I share	$7.89	$9.29		$9.12

Plan Class Shares:
Net assets (Applicable to 0, 11 and 0, shares of beneficial interestissued and outstanding, respectively, unlimited number of sharesauthorized with a $0.01 par value)	N/A	$103		N/A

Net asset value, offering and redemption price per Plan Classshare	N/A	$9.27	[1]	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$377,892,942	$371,370,690		$640,701,850
Accumulated Earnings (Loss)	(47,494,401)	(31,952,314)		(145,503,434)

Net assets	$330,398,541	$339,418,376		$495,198,416

[1]	The net asset values of the Plan Class Shares of the Floating Rate Income Fund were calculated using unrounded net assets of $103.06 divided by the unrounded shares outstanding of 11.12.

See accompanying Notes to Financial Statements.

258 / Annual Report March 2023

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2023

ASSETS:	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investments, at value - Unaffiliated (Cost $1,024,963,348,
$13,397,057 and $2,261,634,441, respectively) (Note 2)	$1,004,323,040	$11,332,818	$2,210,446,794
Investments, at value - Affiliated (Cost $0, $0 and $0, respectively)
(Note 5)	—	—	—
Cash and cash equivalents (Note 2)	—	2,093	—
Foreign Currency, at value (Cost $32, $0 and $0, respectively)	32	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	7,965	1,441,249
Cash on deposit with brokers for collateral on futures (Note 2)	4,044,000	92,000	16,673,000
Receivable for securities sold	65,856,278	650,076	342,572,791
Dividends and interest receivable	4,236,991	105,410	7,233,627
Receivable for capital stock sold	1,571,386	3,369	2,177,889
Receivable for daily variation margin on futures contracts (Note 3)	250,822	1,586	866,116
Premiums paid for swap contracts	40,575	—	124,202
Due from Adviser (Note 6)	20,661	47,144	—
Unrealized appreciation on swap contracts	8,867	—	28,033
Unrealized appreciation on foreign currency transactions	4,940	—	10,066
Net unrealized appreciation on unfunded commitments (Note 8)	48	—	—
Other assets	7,507	2,526	11,677

Total assets	1,080,365,147	12,244,987	2,581,585,444

Liabilities:
Options written, at value (Premiums received $0, $0 and $540,000,respectively) (Note 3)	—	—	3
Bank overdraft	604,762	—	944,354
Payable for securities purchased	178,769,576	1,793,559	792,844,376
Payable for capital stock redeemed	1,827,839	20,383	6,190,773
Distributions payable	402,307	532	678,392
Payable for daily variation margin on futures contracts (Note 3)	140,636	7,359	1,646,363
Unrealized depreciation on foreign currency exchange contracts	114,454	—	114,376
Unrealized depreciation on swap contracts	—	1,534	—
Net unrealized depreciation on unfunded commitments (Note 8)	—	—	14,800
Advisory fees payable (Note 6)	261,447	2,965	465,107
Accrued trustees fees and expenses	—	—	818
Accrued distribution (12b-1) and service fees payable	3,699	632	56,163
Administrative fees payable	47,003	30,199	87,229
Accrued other expenses	222,595	62,278	398,140

Total liabilities	182,394,318	1,919,441	803,440,894

Net assets	$897,970,829	$10,325,546	$1,778,144,550

Class M Shares:
Net assets (Applicable to 2,200,742, 386,999 and 35,993,593,shares of beneficial interest issued and outstanding, respectively,unlimited number of shares authorized with a $0.01 par value)	$21,053,214	$3,026,456	$298,832,709

Net asset value, offering and redemption price per Class M share	$9.57	$7.82	$8.30

Class I Shares:
Net assets (Applicable to 91,699,168, 933,323 and 178,166,430,shares of beneficial interest issued and outstanding, respectively,unlimited number of shares authorized with a $0.01 par value)	$876,917,615	$7,299,090	$1,479,311,065

Net asset value, offering and redemption price per Class I share	$9.56	$7.82	$8.30

Administrative Class Shares:
Net assets (Applicable to 0, 0 and 72, shares of beneficial interestissued and outstanding, respectively, unlimited number of sharesauthorized with a $0.01 par value)	N/A	N/A	$776

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A	$10.73	[1]

Net Assets Consist of:
Paid-in Capital (Note 9)	$982,299,884	$13,673,941	$1,983,290,626
Accumulated Earnings (Loss)	(84,329,055)	(3,348,395)	(205,146,076)

Net assets	$897,970,829	$10,325,546	$1,778,144,550

[1]	The net asset values of the Administrative Class Shares of the Low Duration Bond Fund were calculated using unrounded net assets of $776.10 divided by the unrounded shares outstanding of 72.36.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 259

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2023

ASSETS:	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Investments, at value - Unaffiliated (Cost $3,263,591, $82,950,541and $82,341,567,774, respectively) (Note 2)	$2,944,009	$75,346,229	$78,285,177,555
Investments, at value - Affiliated (Cost $0, $0 and $65,187,440, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	1,286	22,522	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	18,272	213,378,929
Cash on deposit with brokers for collateral on futures (Note 2)	21,000	351,000	447,955,000
Due from Adviser (Note 6)	64,210	57,503	—
Dividends and interest receivable	26,478	481,143	336,779,731
Receivable for securities sold	13,559	5,885,635	9,567,724,965
Receivable for daily variation margin on futures contracts (Note 3)	1,922	16,765	19,337,656
Unrealized appreciation on foreign currency exchange contracts	—	319	1,294,767
Unrealized appreciation on foreign currency transactions	—	39	775,192
Receivable for capital stock sold	—	819,145	126,911,445
Premiums paid for swap contracts	—	—	1,488,810
Unrealized appreciation on swap contracts	—	—	212,172
Other assets	41,705	3,387	26,656

Total assets	3,114,169	83,001,959	89,001,062,878

Liabilities:
Bank overdraft	—	—	48,526,535
Foreign bank overdraft (Cost $0, $0 and $272, respectively)	—	—	272
Payable for capital stock redeemed	970,164	911,736	131,673,942
Distributions payable	5,428	8,820	16,168,689
Payable for securities purchased	4,129	15,633,680	24,630,146,967
Unrealized depreciation on foreign currency exchange contracts	—	2,725	12,105,363
Unrealized depreciation on swap contracts	—	3,519	10,402,055
Premiums received for swap contracts	—	—	614,998
Payable for daily variation margin on futures contracts (Note 3)	—	42,531	4,955,768
Net unrealized depreciation on unfunded commitments (Note 8)	—	—	4,746
Advisory fees payable (Note 6)	1,277	35,833	18,884,003
Accrued distribution (12b-1) and service fees payable	68	10,546	1,699,605
Administrative fees payable	21,589	38,955	1,165,212
Accrued other expenses	38,824	92,953	8,168,260

Total liabilities	1,041,479	16,781,298	24,884,516,415

Net assets	$2,072,690	$66,220,661	$64,116,546,463

Class M Shares:
Net assets (Applicable to 41,554, 8,125,761 and 694,341,407, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$313,915	$50,681,121	$6,442,439,850

Net asset value, offering and redemption price per Class M share	$7.55	$6.24	$9.28

Class I Shares:
Net assets (Applicable to 232,805, 2,492,168 and 4,139,805,317, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$1,758,775	$15,539,540	$38,399,347,195

Net asset value, offering and redemption price per Class I share	$7.55	$6.24	$9.28

Class I-2 Shares:
Net assets (Applicable to 0, 0 and 11,005,199, shares of beneficialinterest issued and outstanding, respectively, unlimited numberof shares authorized with a $0.01 par value)	N/A	N/A	$102,076,497

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A	$9.28

Administrative Class Shares:
Net assets (Applicable to 0, 0 and 166,912,987, shares ofbeneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$1,549,861,894

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A	$9.29

Plan Class Shares:
Net assets (Applicable to 0, 0 and 2,026,068,357, shares ofbeneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$17,622,821,027

Net asset value, offering and redemption price per Plan Class share	N/A	N/A	$8.70

See accompanying Notes to Financial Statements.

260 / Annual Report March 2023

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2023

ASSETS:	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Net Assets Consist of:
Paid-in Capital (Note 9)	$2,896,701	$77,068,662	$75,955,733,621
Accumulated Earnings (Loss)	(824,011)	(10,848,001)	(11,839,187,158)

Net assets	$2,072,690	$66,220,661	$64,116,546,463

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 261

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2023

ASSETS:	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Investments, at value - Unaffiliated (Cost $150,420,530 and $3,821,972,128, respectively) (Note 2)	$148,720,307	$3,426,079,199
Investments, at value - Affiliated (Cost $0 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	1,919	—
Foreign Currency, at value (Cost $0 and $73, respectively)	—	73
Cash on deposit with brokers for collateral on swaps (Note 2)	—	6,873,717
Cash on deposit with brokers for collateral on futures (Note 2)	1,436,000	20,359,000
Receivable for securities sold	18,666,379	511,230,816
Dividends and interest receivable	413,635	19,478,937
Due from Adviser (Note 6)	28,410	9,491
Receivable for daily variation margin on futures contracts (Note 3)	18,422	796,132
Premiums paid for swap contracts	8,640	296,710
Receivable for capital stock sold	2,166	3,785,692
Unrealized appreciation on swap contracts	997	52,935
Unrealized appreciation on foreign currency transactions	496	24,148
Unrealized appreciation on foreign currency exchange contracts	—	4,493
Net unrealized appreciation on unfunded commitments (Note 8)	—	616
Other assets	2,972	28,111

Total assets	169,300,343	3,989,020,070

Liabilities:
Bank overdraft	—	108,394
Payable for securities purchased	46,705,156	1,104,609,278
Payable for capital stock redeemed	507,625	9,383,291
Payable for daily variation margin on futures contracts (Note 3)	80,554	3,105,043
Unrealized depreciation on foreign currency exchange contracts	4,468	387,765
Distributions payable	2,134	3,129,344
Unrealized depreciation on swap contracts	—	474,176
Advisory fees payable (Note 6)	22,571	1,569,268
Accrued trustees fees and expenses	112	756
Accrued distribution (12b-1) and service fees payable	2,820	34,008
Administrative fees payable	37,881	159,612
Accrued other expenses	89,834	528,095

Total liabilities	47,453,155	1,123,489,030

Net assets	$121,847,188	$2,865,531,040

Class M Shares:
Net assets (Applicable to 4,875,363 and 15,381,585, shares of beneficial interest issued and outstanding,respectively, unlimited number of shares authorized with a $0.01 par value)	$19,995,044	$160,181,163

Net asset value, offering and redemption price per Class M share	$4.10	$10.41

Class I Shares:
Net assets (Applicable to 24,795,459 and 226,158,098, shares of beneficial interest issued andoutstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$101,852,144	$2,353,053,002

Net asset value, offering and redemption price per Class I share	$4.11	$10.40

Plan Class Shares:
Net assets (Applicable to 0 and 33,873,600, shares of beneficial interest issued and outstanding,respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$352,296,875

Net asset value, offering and redemption price per Plan Class share	N/A	$10.40

Net Assets Consist of:
Paid-in Capital (Note 9)	$134,242,987	$3,400,953,437
Accumulated Earnings (Loss)	(12,395,799)	(535,422,397)

Net assets	$121,847,188	$2,865,531,040

See accompanying Notes to Financial Statements.

262 / Annual Report March 2023

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Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2023

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND
Investment Income:
Interest	$939,196	$342,022	$319,592
Dividends	82,528	4,726	14,253

Total investment income	1,021,724	346,748	333,845

Expenses:
Investment advisory fees (Note 6)	129,784	38,657	43,020
Administration fees	93,071	95,922	72,501
Distribution (12b-1) and service fees - classspecific (Note 7):
Class M	—	12,528	70
Professional fees	45,078	46,979	80,297
Reports to shareholders	41,164	3,493	1,166
Transfer agent fees	33,091	36,400	32,957
Registration and filing fees	28,115	63,296	46,773
Custodian fees	27,376	39,672	29,283
Commitment fee	1,013	188	87
Trustees' fees and expenses	579	174	190
Miscellaneous expenses	16,982	17,252	8,981

Total operating expenses	416,253	354,561	315,325
Expenses waived and reimbursed (Note 6)	(270,246)	(293,711)	(262,567)

Net expenses	146,007	60,850	52,758

Net investment income	875,717	285,898	281,087

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(797,424)	(1,186,234)	(491,703)
Futures contracts	(3,404,554)	65,332	(19,349)
Foreign currency exchange contracts	(1,530)	(1,189)	36,857
Foreign currency transactions	45	—	(4,409)
Options and swaptions written	—	1,848	—
Swap contracts	—	(53,523)	—

Net change in unrealized appreciation
(depreciation) on:
Investments - Unaffiliated	(820,315)	(74,878)	(544,191)
Futures contracts	(501,369)	(9,256)	(3,997)
Foreign currency exchange contracts	—	1,189	(9,854)
Foreign currency transactions	—	—	38
Options and swaptions written	—	8,358	—
Swap contracts	—	26,363	—

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(5,525,147)	(1,221,990)	(1,036,608)

Net (Decrease) in Net Assets from Operations	$(4,649,430)	$(936,092)	$(755,521)

See accompanying Notes to Financial Statements.

264 / Annual Report March 2023

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2023

	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Investment Income:
Interest	$22,527,469	$27,941,507	$35,085,661
Dividends	465,653	498,110	619,726

Total investment income	22,993,122	28,439,617	35,705,387

Expenses:
Investment advisory fees (Note 6)	1,108,750	2,261,257	2,843,021
Administration fees	191,623	207,804	116,499
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	93,727	33,777	364,872
Transfer agent fees	228,770	171,785	322,269
Registration and filing fees	102,593	93,012	82,462
Professional fees	80,290	70,748	47,115
Custodian fees	75,009	35,510	43,194
Trustees' fees and expenses	4,312	7,355	10,142
Commitment fee	1,993	3,094	12,766
Miscellaneous expenses	34,136	39,839	64,610

Total operating expenses	1,921,203	2,924,181	3,906,950
Expenses waived and reimbursed (Note 6)	(471,234)	(19,197)	(130,452)

Net expenses	1,449,969	2,904,984	3,776,498

Net investment income	21,543,153	25,534,633	31,928,889

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(9,155,600)	(16,313,982)	(57,819,428)
Futures contracts	1,433,725	—	6,098,752
Foreign currency exchange contracts	135,386	52,503	71,759
Foreign currency transactions	15,597	40,848	69,425
Options and swaptions written	(26,282)	—	—
Swap contracts	—	—	114,122
Net change in unrealized appreciation
(depreciation) on:
Investments - Unaffiliated	(16,288,207)	(7,196,020)	(9,639,134)
Futures contracts	1,305,580	—	(1,859,442)
Foreign currency exchange contracts	(33,976)	(12,738)	(91,923)
Foreign currency transactions	1,202	1,013	3,167
Options and swaptions written	7,873	—	—
Swap contracts	—	—	(9,773)

Net realized and change in unrealized (loss) on investments, futures contracts,foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(22,604,702)	(23,428,376)	(63,062,475)

Net Increase (Decrease) in Net Assets from Operations	$(1,061,549)	$2,106,257	$(31,133,586)

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 265

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2023

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$29,792,505	$812,585	$69,839,679
Dividends	1,438,433	9,345	2,282,794

Total investment income	31,230,938	821,930	72,122,473

Expenses:
Investment advisory fees (Note 6)	2,916,678	32,664	6,620,112
Administration fees	157,920	95,371	283,527
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	45,458	6,109	827,813
Administrative Class	—	—	3,261
Transfer agent fees	681,634	36,142	1,828,001
Registration and filing fees	112,337	63,902	166,482
Custodian fees	91,851	43,634	126,227
Professional fees	55,188	46,973	61,345
Commitment fee	16,038	220	43,795
Trustees' fees and expenses	14,664	165	39,854
Interest expense	171	—	1,412
Miscellaneous expenses	59,492	19,500	132,153

Total operating expenses	4,151,431	344,680	10,133,982
Expenses waived and reimbursed (Note 6)	(22,452)	(293,818)	—

Net expenses	4,128,979	50,862	10,133,982

Net investment income	27,101,959	771,068	61,988,491

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(37,576,129)	(742,145)	(90,474,634)
Futures contracts	(6,826,020)	83,000	5,716,791
Foreign currency exchange contracts	(279,080)	—	314,324
Foreign currency transactions	50,747	—	65,285
Options and swaptions written	(1,088,029)	(792)	(3,579,911)
Swap contracts	59,149	(71,621)	185,837
Net change in unrealized appreciation
(depreciation) on:
Investments - Unaffiliated	(838,619)	(300,238)	974,373
Futures contracts	3,847,430	(18,434)	(894,282)
Foreign currency exchange contracts	(45,328)	—	(114,376)
Foreign currency transactions	4,936	—	10,065
Options and swaptions written	788,477	9,157	2,598,640
Swap contracts	(9,116)	47,547	(30,076)

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(41,911,582)	(993,526)	(85,227,964)

Net (Decrease) in Net Assets from Operations	$(14,809,623)	$(222,458)	$(23,239,473)

See accompanying Notes to Financial Statements.

266 / Annual Report March 2023

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2023

	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Investment Income:
Interest	$276,128	$3,796,364	$2,391,531,595
Dividends	8,845	77,092	55,534,146

Total investment income	284,973	3,873,456	2,447,065,741

Expenses:
Investment advisory fees (Note 6)	14,923	266,106	235,073,073
Administration fees	78,263	118,510	4,252,795
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	568	71,823	12,582,907
Administrative Class	—	—	6,872,547
Professional fees	59,746	43,767	531,320
Registration and filing fees	46,773	55,600	1,877,855
Transfer agent fees	31,017	66,005	35,788,489
Custodian fees	20,853	62,157	2,231,256
Trustees' fees and expenses	53	715	1,183,247
Commitment fee	22	691	590,112
Interest expense	—	—	464,726
Miscellaneous expenses	16,992	50,252	3,968,472

Total operating expenses	269,210	735,626	305,416,799
Expenses waived and reimbursed (Note 6)	(250,735)	(339,161)	—

Net expenses	18,475	396,465	305,416,799

Net investment income	266,498	3,476,991	2,141,648,942

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(431,304)	(2,469,993)	(4,531,899,804)
Futures contracts	(37,305)	622,102	(414,029,946)
Foreign currency exchange contracts	—	5,029	30,628,931
Foreign currency transactions	—	1,030	10,635,512
Options and swaptions written	—	(1,359)	(104,340,975)
Swap contracts	—	(124,914)	(353,638,298)

Net change in unrealized appreciation
(depreciation) on:
Investments - Unaffiliated	(27,281)	(850,399)	(1,855,532,089)
Futures contracts	17,597	(53,654)	190,731,745
Foreign currency exchange contracts	—	145	(13,045,085)
Foreign currency transactions	—	33	803,653
Options and swaptions written	—	19,326	132,705,720
Swap contracts	—	62,470	184,226,573

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(478,293)	(2,790,184)	(6,722,754,063)

Net Increase (Decrease) in Net Assets from Operations	$(211,795)	$686,807	$(4,581,105,121)

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 267

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2023

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Investment Income:
Interest	$3,320,364	$186,818,544
Dividends	196,349	2,273,663

Total investment income	3,516,713	189,092,207

Expenses:
Investment advisory fees (Note 6)	320,380	21,085,623
Administration fees	110,705	440,391
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	45,438	453,804
Transfer agent fees	142,881	2,036,894
Registration and filing fees	60,890	246,832
Professional fees	44,013	155,838
Custodian fees	43,672	226,305
Commitment fee	11,566	24,537
Trustees' fees and expenses	2,339	58,093
Interest expense	—	2,301
Miscellaneous expenses	25,347	193,440

Total operating expenses	807,231	24,924,058
Expenses waived and reimbursed (Note 6)	(326,076)	(13,017)

Net expenses	481,155	24,911,041

Net investment income	3,035,558	164,181,166

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(5,388,169)	(170,331,474)
Futures contracts	2,370,855	95,229,378
Foreign currency exchange contracts	54,290	1,189,122
Foreign currency transactions	9,800	239,896
Options and swaptions written	(338,522)	(4,885,119)
Swap contracts	7,726	(17,135,635)

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	1,062,414	(160,704,924)
Futures contracts	(885,277)	(12,601,070)
Foreign currency exchange contracts	(4,468)	(33,281)
Foreign currency transactions	497	23,550
Options and swaptions written	244,207	6,507,343
Swap contracts	(112)	8,540,052

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(2,866,759)	(253,962,162)

Net Increase (Decrease) in Net Assets from Operations	$168,799	$(89,780,996)

See accompanying Notes to Financial Statements.

268 / Annual Report March 2023

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Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND		CORPORATE BOND FUND

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Operations:
Net investment income	$875,717	$352,209	$285,898	$283,009
Net realized gain (loss) on investments	(797,424)	462,817	(1,186,234)	(8,971)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(3,406,039)	3,204,488	12,468	11,877
Net change in unrealized (depreciation) on investments	(820,315)	(735,005)	(74,878)	(958,560)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(501,369)	2,071,084	26,654	(46,061)

Net increase (decrease) in net assets resulting from operations	(4,649,430)	5,355,593	(936,092)	(718,706)

Distributions to Shareholders:
Class M	(1,425,275)	(11,805,983)	(142,778)	(175,170)
Class I	—	—	(141,214)	(196,581)

Total Distributions	(1,425,275)	(11,805,983)	(283,992)	(371,751)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	1,688,163	17,532,245	1,105,501	2,092,063
Shares issued in reinvestment of distributions	1,425,012	11,710,130	142,767	173,672
Cost of shares redeemed	(13,179,485)	(14,459,312)	(2,035,825)	(4,376,008)

Total Class M capital share transactions	(10,066,310)	14,783,063	(787,557)	(2,110,273)

Class I:
Proceeds from sale of shares	—	—	230,073	3,935,189
Shares issued in reinvestment of distributions	—	—	135,703	194,382
Cost of shares redeemed	—	—	(3,749,112)	(1,292,494)

Total Class I capital share transactions	—	—	(3,383,336)	2,837,077

Net increase (decrease) in net assets derived from capital share transactions	(10,066,310)	14,783,063	(4,170,893)	726,804

Net increase (decrease) in net assets	(16,141,015)	8,332,673	(5,390,977)	(363,653)
Net assets at beginning of year	45,102,468	36,769,795	12,556,838	12,920,491

Net assets at end of year	$28,961,453	$45,102,468	$7,165,861	$12,556,838

See accompanying Notes to Financial Statements.

270 / Annual Report March 2023

Metropolitan West Funds

Statements of Changes in Net Assets

	ESG SECURITIZED FUND[1]		FLEXIBLE INCOME FUND
	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$281,087	$48,431	$21,543,153	$17,239,534
Net realized (loss) on investments	(491,703)	(178,537)	(9,155,600)	(2,327,445)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	13,099	41,302	1,558,426	(638,721)
Net change in unrealized (depreciation) on investments	(544,191)	(590,523)	(16,288,207)	(17,854,385)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(13,813)	32,506	1,280,679	(583,759)

Net (decrease) in net assets resulting from operations	(755,521)	(646,821)	(1,061,549)	(4,164,776)

Distributions to Shareholders:
Class M	(789)	(27)	(3,284,784)	(2,339,927)
Class I	(323,549)	(48,411)	(18,815,999)	(15,439,721)

Total Distributions	(324,338)	(48,438)	(22,100,783)	(17,779,648)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	41,210	16,900	41,165,753	34,113,901
Shares issued in reinvestment of distributions	789	27	3,259,132	2,241,577
Cost of shares redeemed	(5,381)	—	(23,746,600)	(22,445,482)

Total Class M capital share transactions	36,618	16,927	20,678,285	13,909,996

Class I:
Proceeds from sale of shares	2,980,028	11,304,164	229,652,950	128,698,215
Shares issued in reinvestment of distributions	318,619	48,411	17,189,579	15,356,960
Cost of shares redeemed	(4,515,723)	(3,078)	(123,618,442)	(106,370,251)

Total Class I capital share transactions	(1,217,076)	11,349,497	123,224,087	37,684,924

Net increase (decrease) in net assets derived from capital share transactions	(1,180,458)	11,366,424	143,902,372	51,594,920

Net increase (decrease) in net assets	(2,260,317)	10,671,165	120,740,040	29,650,496
Net assets at beginning of period	10,671,165	—	209,658,501	180,008,005

Net assets at end of period	$8,410,848	$10,671,165	$330,398,541	$209,658,501

1   For the period October 1, 2021 (Commencement of Operations) to March 31, 2023.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 271

Metropolitan West Funds

Statements of Changes in Net Assets

	FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$25,534,633	$15,667,466	$31,928,889	$30,268,465
Net realized gain (loss) on investments	(16,313,982)	481,354	(57,819,428)	(1,676,256)
Net realized gain on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	93,351	496,884	6,354,058	231,559
Net change in unrealized (depreciation) on investments	(7,196,020)	(8,898,950)	(9,639,134)	(40,521,550)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(11,725)	(431,315)	(1,957,971)	1,689,902

Net increase (decrease) in net assets resulting from operations	2,106,257	7,315,439	(31,133,586)	(10,007,880)

Distributions to Shareholders:
Class M	(809,656)	(474,766)	(8,006,047)	(7,194,383)
Class I	(24,770,860)	(15,224,684)	(24,105,082)	(23,164,913)
Plan Class	(6)	(4)	—	—

Total Distributions	(25,580,522)	(15,699,454)	(32,111,129)	(30,359,296)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	4,031,325	9,213,283	48,460,943	45,528,862
Shares issued in reinvestment of distributions	752,139	438,152	7,763,239	6,938,480
Cost of shares redeemed	(9,931,101)	(6,177,939)	(75,823,675)	(71,472,671)

Total Class M capital share transactions	(5,147,637)	3,473,496	(19,599,493)	(19,005,329)

Class I:
Proceeds from sale of shares	73,729,818	125,936,632	194,509,306	299,304,142
Shares issued in reinvestment of distributions	20,289,450	13,378,948	20,309,691	22,131,407
Cost of shares redeemed	(218,088,025)	(74,037,959)	(359,485,585)	(309,772,975)

Total Class I capital share transactions	(124,068,757)	65,277,621	(144,666,588)	11,662,574

Plan Class:
Shares issued in reinvestment of distributions	6	4	—	—

Total Plan Class capital share transactions	6	4	—	—

Net increase (decrease) in net assets derived from capital share transactions	(129,216,388)	68,751,121	(164,266,081)	(7,342,755)

Net increase (decrease) in net assets	(152,690,653)	60,367,106	(227,510,796)	(47,709,931)
Net assets at beginning of year	492,109,029	431,741,923	722,709,212	770,419,143

Net assets at end of year	$339,418,376	$492,109,029	$495,198,416	$722,709,212

See accompanying Notes to Financial Statements.

272 / Annual Report March 2023

Metropolitan West Funds

Statements of Changes in Net Assets

	INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$27,101,959	$10,473,927	$771,068	$907,924
Net realized (loss) on investments	(37,576,129)	(15,994,312)	(742,145)	(444,321)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(8,083,233)	(2,721,431)	10,587	(62,217)
Net change in unrealized (depreciation) on investments	(838,619)	(26,631,047)	(300,238)	(1,341,034)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	4,586,399	(1,890,795)	38,270	(80,875)

Net (decrease) in net assets resulting from operations	(14,809,623)	(36,763,658)	(222,458)	(1,020,523)

Distributions to Shareholders:
From net earnings
Class M	(651,240)	(443,189)	(193,447)	(149,533)
Class I	(26,538,105)	(12,811,756)	(576,495)	(781,732)
From tax return of capital
Class M	—	—	(6,494)	—
Class I	—	—	(18,167)	—

Total Distributions	(27,189,345)	(13,254,945)	(794,603)	(931,265)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	6,760,189	6,888,933	1,337,353	4,340,421
Shares issued in reinvestment of distributions	650,341	441,176	199,463	147,501
Cost of shares redeemed	(9,887,413)	(17,389,296)	(542,274)	(4,007,782)

Total Class M capital share transactions	(2,476,883)	(10,059,187)	994,542	480,140

Class I:
Proceeds from sale of shares	459,988,616	156,352,081	2,645,893	17,529,268
Shares issued in reinvestment of distributions	23,375,376	12,800,407	584,846	772,045
Cost of shares redeemed	(333,934,491)	(118,572,331)	(3,781,800)	(18,161,123)

Total Class I capital share transactions	149,429,501	50,580,157	(551,061)	140,190

Net increase in net assets derived from capital share transactions	146,952,618	40,520,970	443,481	620,330

Net increase (decrease) in net assets	104,953,650	(9,497,633)	(573,580)	(1,331,458)
Net assets at beginning of year	793,017,179	802,514,812	10,899,126	12,230,584

Net assets at end of year	$897,970,829	$793,017,179	$10,325,546	$10,899,126

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 273

Metropolitan West Funds

Statements of Changes in Net Assets

	LOW DURATION BOND FUND		OPPORTUNISTIC HIGH INCOME CREDIT FUND[1]
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Operations:
Net investment income	$61,988,491	$27,294,076	$266,498	$248,699
Net realized (loss) on investments	(90,474,634)	(36,485,215)	(431,304)	(9,348)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	2,702,326	3,587,099	(37,305)	(11,230)
Net change in unrealized appreciation (depreciation) on investments	974,373	(57,844,618)	(27,281)	(292,301)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	1,569,971	(2,832,113)	17,597	(6,598)

Net (decrease) in net assets resulting from operations	(23,239,473)	(66,280,771)	(211,795)	(70,778)

Distributions to Shareholders:
From net earnings
Class M	(11,675,128)	(4,077,753)	(17,339)	(2,442)
Class I	(50,784,593)	(23,238,389)	(259,044)	(262,705)
Administrative Class	(17,270)	(13,227)	—	—
From tax return of capital
Class M	—	—	(603)	—
Class I	—	—	(7,178)	—

Total Distributions	(62,476,991)	(27,329,369)	(284,164)	(265,147)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	94,963,791	110,632,030	543,779	75,360
Shares issued in reinvestment of distributions	11,599,618	4,002,713	17,942	2,442
Cost of shares redeemed	(266,373,973)	(68,254,259)	(295,730)	(2,160)

Total Class M capital share transactions	(159,810,564)	46,380,484	265,991	75,642

Class I:
Proceeds from sale of shares	676,046,610	901,301,727	506,250	3,038,921
Shares issued in reinvestment of distributions	45,199,055	21,716,728	255,696	262,706
Cost of shares redeemed	(1,191,261,709)	(862,338,899)	(1,500,632)	—

Total Class I capital share transactions	(470,016,044)	60,679,556	(738,686)	3,301,627

Administrative Class:
Proceeds from sale of shares	341,423	2,796,443	—	—
Shares issued in reinvestment of distributions	16,180	13,091	—	—
Cost of shares redeemed	(1,987,464)	(1,108,347)	—	—

Total Administrative Class capital share transactions	(1,629,861)	1,701,187	—	—

Net increase (decrease) in net assets derived from capital share transactions	(631,456,469)	108,761,227	(472,695)	3,377,269

Net increase (decrease) in net assets	(717,172,933)	15,151,087	(968,654)	3,041,344
Net assets at beginning of period	2,495,317,483	2,480,166,396	3,041,344	—

Net assets at end of period	$1,778,144,550	$2,495,317,483	$2,072,690	$3,041,344

[1]	For the period August 2, 2021 (Commencement of Operations) to March 31, 2023.

See accompanying Notes to Financial Statements.

274 / Annual Report March 2023

Metropolitan West Funds

Statements of Changes in Net Assets

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$3,476,991	$2,817,560	$2,141,648,942	$1,197,446,581
Net realized (loss) on investments	(2,469,993)	(1,183,895)	(4,531,899,804)	(1,458,293,186)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	501,888	(23,082)	(830,744,776)	550,389
Net change in unrealized (depreciation) on investments	(850,399)	(2,290,792)	(1,855,532,089)	(3,001,495,494)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	28,320	(144,164)	495,422,606	(384,017,226)

Net increase (decrease) in net assets resulting from operations	686,807	(824,373)	(4,581,105,121)	(3,645,808,936)

Distributions to Shareholders:
Class M	(2,536,732)	(1,701,371)	(183,930,026)	(83,270,314)
Class I	(1,178,986)	(1,116,579)	(1,310,563,915)	(744,903,628)
Class I-2	—	—	(4,553,863)	(2,377,375)
Administrative Class	—	—	(48,358,996)	(22,035,853)
Plan Class	—	—	(622,261,058)	(360,557,055)

Total Distributions	(3,715,718)	(2,817,950)	(2,169,667,858)	(1,213,144,225)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	43,540,763	9,366,413	3,495,653,899	1,604,298,220
Shares issued in reinvestment of distributions	2,526,946	1,657,387	182,610,816	82,422,477
Cost of shares redeemed	(10,331,770)	(7,461,785)	(2,967,490,699)	(2,239,839,907)

Total Class M capital share transactions	35,735,939	3,562,015	710,774,016	(553,119,210)

Class I:
Proceeds from sale of shares	12,916,300	7,073,460	10,638,504,466	13,144,834,948
Shares issued in reinvestment of distributions	1,109,471	1,100,021	1,180,906,284	670,343,885
Cost of shares redeemed	(6,635,438)	(7,240,177)	(16,232,632,010)	(16,882,618,501)

Total Class I capital share transactions	7,390,333	933,304	(4,413,221,260)	(3,067,439,668)

Class I-2:
Proceeds from sale of shares	—	—	76,304,739	130,016,682
Shares issued in reinvestment of distributions	—	—	4,553,247	2,376,867
Cost of shares redeemed	—	—	(132,967,258)	(66,406,517)

Total Class I-2 capital share transactions	—	—	(52,109,272)	65,987,032

Administrative Class:
Proceeds from sale of shares	—	—	293,651,286	423,045,579
Shares issued in reinvestment of distributions	—	—	47,629,092	21,698,938
Cost of shares redeemed	—	—	(573,634,236)	(442,994,344)

Total Administrative Class capital share transactions	—	—	(232,353,858)	1,750,173

Plan Class:
Proceeds from sale of shares	—	—	2,968,909,350	4,844,083,639
Shares issued in reinvestment of distributions	—	—	584,159,563	336,972,234
Cost of shares redeemed	—	—	(6,205,668,308)	(6,203,634,631)

Total Plan Class capital share transactions	—	—	(2,652,599,395)	(1,022,578,758)

Net increase (decrease) in net assets derived from capital share transactions	43,126,272	4,495,319	(6,639,509,769)	(4,575,400,431)

Net increase (decrease) in net assets	40,097,361	852,996	(13,390,282,748)	(9,434,353,592)
Net assets at beginning of year	26,123,300	25,270,304	77,506,829,211	86,941,182,803

Net assets at end of year	$66,220,661	$26,123,300	$64,116,546,463	$77,506,829,211

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 275

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022
Operations:
Net investment income	$3,035,558	$1,492,628	$164,181,166	$109,737,964
Net realized (loss) on investments	(5,388,169)	(2,386,196)	(170,331,474)	(19,332,656)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	2,104,149	966,263	74,637,642	(5,132,321)
Net change in unrealized appreciation
(depreciation) on investments	1,062,414	(2,774,008)	(160,704,924)	(191,824,922)
Net change in unrealized appreciation
(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(645,153)	104,464	2,436,594	(17,642,272)

Net increase (decrease) in net assets resulting from operations	168,799	(2,596,849)	(89,780,996)	(124,194,207)

Distributions to Shareholders:
Class M	(638,279)	(276,449)	(9,125,883)	(8,753,492)
Class I	(2,405,102)	(1,258,061)	(145,485,600)	(143,244,876)
Plan Class	—	—	(16,733,784)	(4,640,426)

Total Distributions	(3,043,381)	(1,534,510)	(171,345,267)	(156,638,794)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	3,375,187	17,118,785	28,256,559	40,303,523
Shares issued in reinvestment of distributions	622,331	270,415	9,026,236	8,478,824
Cost of shares redeemed	(22,824,795)	(38,965,686)	(77,734,166)	(76,856,029)

Total Class M capital share transactions	(18,827,277)	(21,576,486)	(40,451,371)	(28,073,682)

Class I:
Proceeds from sale of shares	64,753,429	108,718,474	1,024,325,769	1,521,241,767
Shares issued in reinvestment of distributions	2,403,227	1,257,404	106,577,781	112,760,716
Cost of shares redeemed	(121,342,857)	(129,705,501)	(2,197,064,956)	(999,465,470)

Total Class I capital share transactions	(54,186,201)	(19,729,623)	(1,066,161,406)	634,537,013

Plan Class:
Proceeds from sale of shares	—	—	243,626,742	118,775,444
Shares issued in reinvestment of distributions	—	—	16,733,248	4,598,189
Cost of shares redeemed	—	—	(11,237,412)	(58,384,079)

Total Plan Class capital share transactions	—	—	249,122,578	64,989,554

Net increase (decrease) in net assets derived from capital share transactions	(73,013,478)	(41,306,109)	(857,490,199)	671,452,885

Net increase (decrease) in net assets	(75,888,060)	(45,437,468)	(1,118,616,462)	390,619,884
Net assets at beginning of year	197,735,248	243,172,716	3,984,147,502	3,593,527,618

Net assets at end of year	$121,847,188	$197,735,248	$2,865,531,040	$3,984,147,502

See accompanying Notes to Financial Statements.

276 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$11.48	$13.26	$8.89	$10.73	$9.98

Income from Investment Operations:
Net investment income[1]	0.27	0.11	0.18	0.31	0.22
Net realized and unrealized gain (loss)	(1.42)	1.81	5.14	(1.14)	0.76

Total Income (Loss) from Investment Operations	(1.15)	1.92	5.32	(0.83)	0.98

Less Distributions:
From net investment income	(0.27)	(0.12)	(0.20)	(0.30)	(0.23)
From net capital gains	(0.19)	(3.58)	(0.75)	(0.71)	—

Total Distributions	(0.46)	(3.70)	(0.95)	(1.01)	(0.23)

Net Asset Value, End of Year	$9.87	$11.48	$13.26	$8.89	$10.73

Total Return	(9.77)%	13.35%	60.83%	(9.36)%	9.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$28,961	$45,102	$36,770	$29,066	$21,202
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.28%	0.83%[2]	1.26%	1.04%	1.39%
After expense waivers and reimbursements	0.45%	0.83%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.70%	0.78%	1.57%	2.80%	2.15%
Portfolio Turnover Rate	166%	94%	60%	89%	140%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.66%.

See accompanying Notes to Financial Statements.

277 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M*
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.89	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.26	0.22	0.28	0.88	0.41
Net realized and unrealized gain (loss)	(0.86)	(0.69)	0.50	0.06	0.34

Total Income (Loss) from Investment Operations	(0.60)	(0.47)	0.78	0.94	0.75

Less Distributions:
From net investment income	(0.26)	(0.22)	(0.40)	(0.86)	(0.41)
From net capital gains	—	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.26)	(0.29)	(0.45)	(0.93)	(0.44)

Net Asset Value, End of Period	$9.03	$9.89	$10.65	$10.32	$10.31

Total Return	(6.02)%	(4.67)%	7.55%	9.19%	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,296	$5,622	$8,190	$876	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.93%	2.73%	3.16%	8.55%	9.81%[3]
After expense waivers and reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.87%	2.01%	2.54%	8.31%	5.47%[3]
Portfolio Turnover Rate	124%	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 278

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I*
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$9.89	$10.65	$10.32	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.28	0.24	0.40	0.91	0.43
Net realized and unrealized gain (loss)	(0.86)	(0.69)	0.41	0.06	0.34

Total Income (Loss) from Investment Operations	(0.58)	(0.45)	0.81	0.97	0.77

Less Distributions:
From net investment income	(0.28)	(0.24)	(0.43)	(0.89)	(0.43)
From net capital gains	—	(0.07)	(0.05)	(0.07)	(0.03)

Total Distributions	(0.28)	(0.31)	(0.48)	(0.96)	(0.46)

Net Asset Value, End of Period	$9.03	$9.89	$10.65	$10.32	$10.31

Total Return	(5.79)%	(4.44)%	7.81%	9.46%	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,870	$6,935	$4,730	$2,392	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.39%	2.40%	3.54%	8.30%	9.56%[3]
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.05%	2.25%	3.64%	8.62%	5.72%[3]
Portfolio Turnover Rate	124%	148%	84%	65%	159%[2]

*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

279 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	ESG SECURITIZED FUND CLASS M*
	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$9.36	$10.00

Income from Investment Operations:
Net investment income[1]	0.21	0.05
Net realized and unrealized loss	(0.88)	(0.61)

Total (Loss) from Investment Operations	(0.67)	(0.56)

Less Distributions:
From net investment income	(0.24)	(0.08)

Net Asset Value, End of Period	$8.45	$9.36

Total Return	(7.15)%	(5.60)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$50	$16
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.35%	2.15%[3]
After expense waivers and reimbursements	0.70%	0.79%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.43%	0.97%[3]
Portfolio Turnover Rate	312%	276%[2]

*	The ESG Securitized Fund Class M Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 280

Metropolitan West Funds

Financial Highlights

	ESG SECURITIZED FUND CLASS I*
	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$9.37	$10.00

Income from Investment Operations:
Net investment income[1]	0.23	0.05
Net realized and unrealized loss	(0.89)	(0.63)

Total (Loss) from Investment Operations	(0.66)	(0.58)

Less Distributions:
From net investment income	(0.26)	(0.05)

Net Asset Value, End of Period	$8.45	$9.37

Total Return	(7.04)%	(5.87)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,361	$10,655
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.93%	1.80%[3]
After expense waivers and reimbursements	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.61%	0.94%[3]
Portfolio Turnover Rate	312%	276%[2]

*	The ESG Securitized Fund Class I Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

281 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M*
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.75	$9.86	$9.82	$10.79	$10.00

Income from Investment Operations:
Net investment income[1]	0.68	0.88	0.69	1.86	0.23
Net realized and unrealized gain (loss)	(0.83)	(1.07)	0.34	(0.85)	0.79

Total Income (Loss) from Investment Operations	(0.15)	(0.19)	1.03	1.0 1	1.02

Less Distributions:
From net investment income	(0.71)	(0.89)	(0.97)	(1.98)	(0.23)
From net capital gains	—	(0.03)	(0.02)	—	—

Total Distributions	(0.71)	(0.92)	(0.99)	(1.98)	(0.23)

Net Asset Value, End of Period	$7.89	$8.75	$9.86	$9.82	$10.79

Total Return	(1.50)%	(2.30)%	10.89%	9.82%	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$49,027	$31,941	$21,174	$1	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.00%	1.04%	1.28%	3.76%	9.18%[3]
After expense waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.53%	9.33%	7.01%	17.64%	6.76%[3]
Portfolio Turnover Rate	248%	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 282

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I*
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.75	$9.86	$9.82	$10.78	$10.00

Income from Investment Operations:
Net investment income[1]	0.70	0.91	0.73	1.90	0.24
Net realized and unrealized gain (loss)	(0.83)	(1.08)	0.30	(0.85)	0.78

Total Income (Loss) from Investment Operations	(0.13)	(0.17)	1.03	1.05	1.02

Less Distributions:
From net investment income	(0.73)	(0.91)	(0.97)	(2.01)	(0.24)
From net capital gains	—	(0.03)	(0.02)	—	—

Total Distributions	(0.73)	(0.94)	(0.99)	(2.01)	(0.24)

Net Asset Value, End of Period	$7.89	$8.75	$9.86	$9.82	$10.78

Total Return	(1.25)%	(2.05)%	10.83%	10.14%	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$281,372	$177,717	$158,834	$8,934	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%	0.79%	1.01%	3.51%	8.82%[3]
After expense waivers and reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.78%	9.55%	7.41%	18.14%	7.16%[3]
Portfolio Turnover Rate	248%	210%	177%	122%	80%[2]

*	The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

283 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$9.79	$9.95	$8.98	$9.90	$10.06

Income from Investment Operations:
Net investment income[1]	0.56	0.31	0.30	0.42	0.42
Net realized and unrealized gain (loss)	(0.48)	(0.16)	0.97	(0.92)	(0.15)

Total Income (Loss) from Investment Operations	0.08	0.15	1.27	(0.50)	0.27

Less Distributions:
From net investment income	(0.58)	(0.31)	(0.30)	(0.42)	(0.43)

Net Asset Value, End of Year	$9.29	$9.79	$9.95	$8.98	$9.90

Total Return	0.96%	1.50%	14.30%	(5.36)%	2.72%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$11,002	$17,003	$13,815	$6,084	$11,229
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.02%	1.00%	0.99%	1.00%	1.03%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.98%	3.12%	3.05%	4.27%	4.23%
Portfolio Turnover Rate	43%	49%	38%	51%	52%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 284

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$9.78	$9.95	$8.98	$9.90	$10.05

Income from Investment Operations:
Net investment income[1]	0.58	0.33	0.32	0.44	0.45
Net realized and unrealized gain (loss)	(0.47)	(0.17)	0.97	(0.92)	(0.15)

Total Income (Loss) from Investment Operations	0.11	0.16	1.29	(0.48)	0.30

Less Distributions:
From net investment income	(0.60)	(0.33)	(0.32)	(0.44)	(0.45)

Net Asset Value, End of Year	$9.29	$9.78	$9.95	$8.98	$9.90

Total Return	1.26%	1.61%	14.52%	(5.17)%	3.03%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$328,416	$475,105	$417,927	$250,187	$262,407
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.69%[2]	0.70%[3]	0.70%	0.71%
After expense waivers and reimbursements	0.70%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.22%	3.32%	3.25%	4.47%	4.50%
Portfolio Turnover Rate	43%	49%	38%	51%	52%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

285 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND PLAN CLASS*
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$9.78	$9.95	$ 9.97

Income from Investment Operations:
Net investment income[1]	0.59	0.35	0.05
Net realized and unrealized loss	(0.51)	(0.18)	(0.02)

Total Income from Investment Operations	0.08	0.17	0.03

Less Distributions:
From net investment income	(0.59)	(0.34)	(0.05)

Net Asset Value, End of Period	$9.27	$9.78	$9.95

Total Return	1.00%	1.76%	1.31%[2]

Ratios/Supplemental Data:
Net Assets, end of period	$103[3]	$102[3]	$ 100[3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.15%[4]	0.65%	0.62%[5]
After expense waivers and reimbursements	0.15%	0.60%	0.56%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.32%	3.53%	3.15%[5]
Portfolio Turnover Rate	43%	49%	38%[2]

*	The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.10%.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 286

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]
Net Asset Value, Beginning of Year	$10.06	$10.57	$9.27	$9.66	$9.55

Income from Investment Operations:
Net investment income[2]	0.50	0.38	0.36	0.40	0.41
Net realized and unrealized gain (loss)	(0.93)	(0.51)	1.31	(0.39)	0.11

Total Income (Loss) from Investment Operations	(0.43)	(0.13)	1.67	0.01	0.52

Less Distributions:
From net investment income	(0.51)	(0.38)	(0.37)	(0.40)	(0.41)

Net Asset Value, End of Year	$9.12	$10.06	$10.57	$9.27	$9.66

Total Return	(4.20)%	(1.30)%	18.14%	(0.06)%	5.57%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$134,178	$169,941	$198,337	$126,587	$187,339
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.91%	0.90%	0.91%	0.93%	0.92%
After expense waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.45%	3.61%	3.53%	4.07%	4.33%
Portfolio Turnover Rate	116%	117%	108%	181%	120%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

287 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019[1]
Net Asset Value, Beginning of Year	$10.05	$10.57	$9.26	$9.65	$9.55

Income from Investment Operations:
Net investment income[2]	0.52	0.41	0.39	0.42	0.44
Net realized and unrealized gain (loss)	(0.92)	(0.52)	1.31	(0.39)	0.09

Total Income (Loss) from Investment Operations	(0.40)	(0.11)	1.70	0.03	0.53

Less Distributions:
From net investment income	(0.53)	(0.41)	(0.39)	(0.42)	(0.43)

Net Asset Value, End of Year	$9.12	$10.05	$10.57	$9.26	$9.65

Total Return	(3.87)%	(1.15)%	18.56%	0.19%	5.72%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$361,021	$552,768	$572,082	$289,352	$293,241
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%	0.61%	0.61%	0.62%	0.63%
After expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.67%	3.88%	3.77%	4.33%	4.58%
Portfolio Turnover Rate	116%	117%	108%	181%	120%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 288

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$10.10	$10.74	$10.65	$10.37	$10.21

Income from Investment Operations:
Net investment income[1]	0.29	0.11	0.13	0.26	0.25
Net realized and unrealized gain (loss)	(0.53)	(0.61)	0.36	0.28	0.17

Total Income (Loss) from Investment Operations	(0.24)	(0.50)	0.49	0.54	0.42

Less Distributions:
From net investment income	(0.29)	(0.11)	(0.13)	(0.26)	(0.26)
From net capital gains	—	(0.03)	(0.27)	—	—

Total Distributions	(0.29)	(0.14)	(0.40)	(0.26)	(0.26)

Net Asset Value, End of Year	$9.57	$10.10	$10.74	$10.65	$10.37

Total Return	(2.32)%	(4.63)%	4.63%	5.27%	4.15%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$21,053	$24,746	$36,452	$33,836	$35,343
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.70%	0.71%	0.71%	0.69%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.69%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.00%	1.04%	1.22%	2.49%	2.49%
Portfolio Turnover Rate	516%	399%	372%	393%	277%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

289 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$10.10	$10.73	$10.65	$10.36	$10.21

Income from Investment Operations:
Net investment income[1]	0.31	0.14	0.16	0.29	0.28
Net realized and unrealized gain (loss)	(0.54)	(0.60)	0.35	0.28	0.15

Total Income (Loss) from Investment Operations	(0.23)	(0.46)	0.51	0.57	0.43

Less Distributions:
From net investment income	(0.31)	(0.14)	(0.16)	(0.28)	(0.28)
From net capital gains	—	(0.03)	(0.27)	—	—

Total Distributions	(0.31)	(0.17)	(0.43)	(0.28)	(0.28)

Net Asset Value, End of Year	$9.56	$10.10	$10.73	$10.65	$10.36

Total Return	(2.22)%	(4.33)%	4.76%	5.60%	4.29%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$876,918	$768,271	$766,063	$693,038	$708,645
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.49%	0.47%	0.48%	0.48%	0.47%
After expense waivers and reimbursements	0.49%	0.47%	0.48%	0.48%	0.47%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.26%	1.29%	1.44%	2.69%	2.74%
Portfolio Turnover Rate	516%	399%	372%	393%	277%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 290

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M*
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.70	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.63	0.45	0.59	1.05	0.55
Net realized and unrealized gain (loss)	(0.84)	(0.95)	0.17	(0.55)	0.33

Total Income (Loss) from Investment Operations	(0.21)	(0.50)	0.76	0.50	0.88

Less Distributions:
From net investment income	(0.65)	(0.46)	(0.63)	(1.05)	(0.55)
From net capital gains	—	(0.01)	(0.11)	(0.11)	(0.02)
From tax return of capital	(0.02)	—	—	—	—

Total Distributions	(0.67)	(0.47)	(0.74)	(1.16)	(0.57)

Net Asset Value, End of Period	$7.82	$8.70	$9.67	$9.65	$10.31

Total Return	(2.24)%	(5.42)%	7.97%	4.80%	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,026	$2,259	$2,126	$837	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.90%	2.16%	2.93%	3.86%	4.78%[3]
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.93%	4.75%	6.02%	10.33%	7.20%[3]
Portfolio Turnover Rate	231%	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

291 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I*
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	PERIOD ENDED MARCH 31, 2019
Net Asset Value, Beginning of Period	$8.70	$9.67	$9.65	$10.31	$10.00

Income from Investment Operations:
Net investment income[1]	0.67	0.45	0.65	1.07	0.55
Net realized and unrealized gain (loss)	(0.86)	(0.93)	0.13	(0.55)	0.34

Total Income (Loss) from Investment Operations	(0.19)	(0.48)	0.78	0.52	0.89

Less Distributions:
From net investment income	(0.67)	(0.48)	(0.65)	(1.07)	(0.56)
From net capital gains	—	(0.01)	(0.11)	(0.11)	(0.02)
From tax return of capital	(0.02)	—	—	—	—

Total Distributions	(0.69)	(0.49)	(0.76)	(1.18)	(0.58)

Net Asset Value, End of Period	$7.82	$8.70	$9.67	$9.65	$10.31

Total Return	(2.03)%	(5.22)%	8.20%	5.02%	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,299	$8,640	$10,105	$6,431	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.62%	1.87%	2.68%	3.61%	4.53%[3]
After expense waivers and reimbursements	0.49%	0.49%	0.49%	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.38%	4.79%	6.56%	10.54%	7.29%[3]
Portfolio Turnover Rate	231%	345%	92%	76%	199%[2]

*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 292

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$8.57	$8.88	$8.65	$8.68	$8.63

Income from Investment Operations:
Net investment income[1]	0.22	0.08	0.11	0.20	0.20
Net realized and unrealized gain (loss)	(0.26)	(0.31)	0.23	(0.03)	0.05

Total Income (Loss) from Investment Operations	(0.04)	(0.23)	0.34	0.17	0.25

Less Distributions:
From net investment income	(0.23)	(0.08)	(0.11)	(0.20)	(0.20)
Return of capital	—	—	—	—	(0.00)[2]

Total Distributions	(0.23)	(0.08)	(0.11)	(0.20)	(0.20)

Net Asset Value, End of Year	$8.30	$8.57	$8.88	$8.65	$8.68

Total Return	(0.46)%	(2.65)%	3.91%	1.93%	2.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$298,833	$474,682	$445,538	$449,701	$580,434
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.63%	0.62%	0.62%	0.62%	0.62%
After expense waivers and reimbursements	0.63%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.66%	0.87%	1.22%	2.32%	2.29%
Portfolio Turnover Rate	450%	347%	256%	233%	174%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

293 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$8.58	$8.88	$8.65	$8.68	$8.64

Income from Investment Operations:
Net investment income[1]	0.24	0.09	0.12	0.22	0.22
Net realized and unrealized gain (loss)	(0.28)	(0.30)	0.24	(0.03)	0.04

Total Income (Loss) from Investment Operations	(0.04)	(0.21)	0.36	0.19	0.26

Less Distributions:
From net investment income	(0.24)	(0.09)	(0.13)	(0.22)	(0.22)
Return of capital	—	—	—	—	(0.00)[2]

Total Distributions	(0.24)	(0.09)	(0.13)	(0.22)	(0.22)

Net Asset Value, End of Year	$8.30	$8.58	$8.88	$8.65	$8.68

Total Return	(0.37)%	(2.34)%	4.12%	2.14%	3.03%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,479,311	$2,018,926	$2,034,540	$1,456,456	$1,578,279
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%	0.41%	0.42%	0.42%	0.41%
After expense waivers and reimbursements	0.42%	0.41%	0.42%	0.42%	0.41%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.85%	1.07%	1.39%	2.51%	2.53%
Portfolio Turnover Rate	450%	347%	256%	233%	174%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 294

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$11.08	$11.48	$11.18	$11.21	$11.16

Income from Investment Operations:
Net investment income[1]	0.22	0.09	0.13	0.26	0.23
Net realized and unrealized gain (loss)	(0.28)	(0.40)	0.30	(0.05)	0.06

Total Income (Loss) from Investment Operations	(0.06)	(0.31)	0.43	0.21	0.29

Less Distributions:
From net investment income	(0.29)	(0.09)	(0.13)	(0.24)	(0.24)
Return of capital	—	—	—	—	(0.00)[2]

Total Distributions	(0.29)	(0.09)	(0.13)	(0.24)	(0.24)

Net Asset Value, End of Year	$10.73	$11.08	$11.48	$11.18	$11.21

Total Return	(0.48)%	(2.74)%	3.83%	1.90%	2.68%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$776[3]	$1,709	$88	$94	$415
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.72%	0.73%	0.72%	0.72%
After expense waivers and reimbursements	0.72%	0.72%	0.73%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.05%	0.80%	1.11%	2.27%	2.02%
Portfolio Turnover Rate	450%	347%	256%	233%	174%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Represents the whole number without rounding to the 000s.

See accompanying Notes to Financial Statements.

295 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS M*
	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$8.99	$10.00

Income from Investment Operations:
Net investment income[1]	0.55	0.88
Net realized and unrealized loss	(1.25)	(1.07)

Total (Loss) from Investment Operations	(0.70)	(0.19)

Less Distributions:
From net investment income	(0.72)	(0.76)
From net capital gains	—	(0.06)
From tax return of capital	(0.02)	—

Total Distributions	(0.74)	(0.82)

Net Asset Value, End of Period	$7.55	$8.99

Total Return	(7.74)%	(2.09)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$314	$70
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	10.77%	5.78%[3]
After expense waivers and reimbursements	0.85%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.26%	14.30%[3]
Portfolio Turnover Rate	131%	104%[2]

*	The Opportunistic High Income Credit Fund Class M Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 296

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS I*
	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$8.98	$10.00

Income from Investment Operations:
Net investment income[1]	0.71	0.80
Net realized and unrealized loss	(1.38)	(0.98)

Total (Loss) from Investment Operations	(0.67)	(0.18)

Less Distributions:
From net investment income	(0.74)	(0.78)
From net capital gains	—	(0.06)
From tax return of capital	(0.02)	—

Total Distributions	(0.76)	(0.84)

Net Asset Value, End of Period	$7.55	$8.98

Total Return	(7.41)%	(2.04)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,759	$2,971
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	8.88%	5.42%[3]
After expense waivers and reimbursements	0.60%	0.60%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.07%	12.43%[3]
Portfolio Turnover Rate	131%	104%[2]

*	The Opportunistic High Income Credit Fund Class I Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

297 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$6.89	$7.83	$7.29	$7.89	$7.99

Income from Investment Operations:
Net investment income[1]	0.51	0.73	0.47	0.31	0.32
Net realized and unrealized gain (loss)	(0.54)	(0.94)	0.54	(0.60)	(0.09)

Total Income (Loss) from Investment Operations	(0.03)	(0.21)	1.01	(0.29)	0.23

Less Distributions:
From net investment income	(0.62)	(0.73)	(0.47)	(0.31)	(0.33)

Net Asset Value, End of Year	$6.24	$6.89	$7.83	$7.29	$7.89

Total Return	(0.23)%	(2.99)%	14.14%	(3.86)%	3.01%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$50,681	$16,813	$15,471	$10,413	$17,908
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.86%	3.02%	2.73%	2.43%	1.84%[2]
After expense waivers and reimbursements	1.04%	1.04%	2.28%	2.35%	1.84%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.24%	9.71%	6.12%	3.95%	4.10%
Portfolio Turnover Rate	177%	77%	24%	50%	36%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 298

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$6.89	$7.83	$7.29	$7.89	$7.98

Income from Investment Operations:
Net investment income[1]	0.57	0.76	0.46	0.33	0.35
Net realized and unrealized gain (loss)	(0.59)	(0.95)	0.56	(0.60)	(0.09)

Total Income (Loss) from Investment Operations	(0.02)	(0.19)	1.02	(0.27)	0.26

Less Distributions:
From net investment income	(0.63)	(0.75)	(0.48)	(0.33)	(0.35)

Net Asset Value, End of Year	$6.24	$6.89	$7.83	$7.29	$7.89

Total Return	—%	(2.76)%	14.19%	(3.61)%	3.41%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$15,540	$9,310	$9,799	$48,252	$67,310
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.65%	2.77%	2.08%[2]	2.20%	1.53%[3]
After expense waivers and reimbursements	0.80%	0.80%	2.08%	2.10%	1.53%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.08%	10.06%	5.92%	4.23%	4.45%
Portfolio Turnover Rate	177%	77%	24%	50%	36%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying Notes to Financial Statements.

299 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$10.19	$10.82	$11.12	$10.64	$10.46

Income from Investment Operations:
Net investment income[1]	0.28	0.13	0.15	0.26	0.28
Net realized and unrealized gain (loss)	(0.91)	(0.63)	0.24	0.57	0.18

Total Income (Loss) from Investment Operations	(0.63)	(0.50)	0.39	0.83	0.46

Less Distributions:
From net investment income	(0.28)	(0.13)	(0.15)	(0.26)	(0.28)
From net capital gains	—	(0.00)[2]	(0.54)	(0.09)	—

Total Distributions	(0.28)	(0.13)	(0.69)	(0.35)	(0.28)

Net Asset Value, End of Year	$9.28	$10.19	$10.82	$11.12	$10.64

Total Return	(6.10)%	(4.69)%	3.31%	7.93%	4.49%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,442,440	$6,213,223	$7,154,434	$8,979,527	$9,560,056
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%	0.65%	0.67%	0.67%	0.67%
After expense waivers and reimbursements	0.67%	0.65%	0.67%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.04%	1.17%	1.28%	2.38%	2.68%
Portfolio Turnover Rate	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 300

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$10.18	$10.82	$11.12	$10.64	$10.46

Income from Investment Operations:
Net investment income[1]	0.30	0.15	0.17	0.28	0.30
Net realized and unrealized gain (loss)	(0.90)	(0.64)	0.24	0.57	0.18

Total Income (Loss) from Investment Operations	(0.60)	(0.49)	0.41	0.85	0.48

Less Distributions:
From net investment income	(0.30)	(0.15)	(0.17)	(0.28)	(0.30)
From net capital gains	—	(0.00) [2]	(0.54)	(0.09)	—

Total Distributions	(0.30)	(0.15)	(0.71)	(0.37)	(0.30)

Net Asset Value, End of Year	$9.28	$10.18	$10.82	$11.12	$10.64

Total Return	(5.80)%	(4.58)%	3.54%	8.16%	4.72%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$38,399,347	$46,961,971	$52,980,073	$46,086,494	$40,927,700
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%	0.44%	0.45%	0.45%	0.44%
After expense waivers and reimbursements	0.45%	0.44%	0.45%	0.45%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.19%	1.38%	1.49%	2.60%	2.91%
Portfolio Turnover Rate	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

301 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$10.18	$10.82	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.29	0.14	0.15	0.02
Net realized and unrealized gain (loss)	(0.89)	(0.64)	(0.27)	(0.36)

Total Income (Loss) from Investment Operations	(0.60)	(0.50)	(0.42)	(0.34)

Less Distributions:
From net investment income	(0.30)	(0.14)	(0.18)	(0.02)
From net capital gains	—	(0.00)[2]	(0.54)	—

Total Distributions	(0.30)	(0.14)	(0.72)	(0.02)

Net Asset Value, End of Period	$9.28	$10.18	$10.82	$11.12

Total Return	(5.87)%	(4.65)%	(3.65)%	(2.93)%[3]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$102,076	$170,455	$116,857	$97[4]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.52%	0.52%	0.52%	0.33%[3]
After expense waivers and reimbursements	0.52%	0.52%	0.52%	0.33%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.06%	1.33%	1.32%	3.49%[3]
Portfolio Turnover Rate	426%	467%	470%	405%[3]

*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Represents the whole number without rounding to the 000s.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 302

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$10.19	$10.83	$11.13	$10.65	$10.47

Income from Investment Operations:
Net investment income[1]	0.27	0.12	0.13	0.25	0.27
Net realized and unrealized gain (loss)	(0.90)	(0.65)	0.24	0.57	0.18

Total Income (Loss) from Investment Operations	(0.63)	(0.53)	0.37	0.82	0.45

Less Distributions:
From net investment income	(0.27)	(0.11)	(0.13)	(0.25)	(0.27)
From net capital gains	—	(0.00)[2]	(0.54)	(0.09)	—

Total Distributions	(0.27)	(0.11)	(0.67)	(0.34)	(0.27)

Net Asset Value, End of Year	$9.29	$10.19	$10.83	$11.13	$10.65

Total Return	(6.10)%	(4.89)%	3.19%	7.80%	4.36%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,549,862	$1,963,315	$2,083,842	$1,739,034	$1,011,637
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.77%	0.78%	0.78%	0.78%
After expense waivers and reimbursements	0.78%	0.77%	0.78%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.83%	1.06%	1.15%	2.26%	2.58%
Portfolio Turnover Rate	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

303 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$9.55	$10.15	$10.46	$10.01	$9.84

Income from Investment Operations:
Net investment income[1]	0.29	0.15	0.17	0.28	0.29
Net realized and unrealized gain (loss)	(0.85)	(0.60)	0.23	0.54	0.17

Total Income (Loss) from Investment Operations	(0.56)	(0.45)	0.40	0.82	0.46

Less Distributions:
From net investment income	(0.29)	(0.15)	(0.17)	(0.28)	(0.29)
From net capital gains	—	(0.00)[2]	(0.54)	(0.09)	—

Total Distributions	(0.29)	(0.15)	(0.71)	(0.37)	(0.29)

Net Asset Value, End of Year	$8.70	$9.55	$10.15	$10.46	$10.01

Total Return	(5.79)%	(4.50)%	3.65%	8.29%	4.80%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$17,622,821	$22,197,865	$24,605,977	$23,822,841	$20,611,577
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%	0.36%	0.37%	0.37%	0.37%
After expense waivers and reimbursements	0.37%	0.36%	0.37%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.26%	1.47%	1.57%	2.67%	3.00%
Portfolio Turnover Rate	426%	467%	470%	405%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 304

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$4.18	$4.25	$4.23	$4.26	$4.25

Income from Investment Operations:
Net investment income[1]	0.09	0.02	0.02	0.11	0.09
Net realized and unrealized gain (loss)	(0.07)	(0.07)	0.02	(0.03)	0.01

Total Income (Loss) from Investment Operations	0.02	(0.05)	0.04	0.08	0.10

Less Distributions:
From net investment income	(0.10)	(0.02)	(0.02)	(0.11)	(0.09)

Net Asset Value, End of Year	$4.10	$4.18	$4.25	$4.23	$4.26

Total Return	0.49%	(1.14)%	1.03%	1.85%	2.37%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$19,995	$39,477	$61,925	$28,355	$34,376
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%	0.64%	0.65%	0.77%	0.74%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.24%	0.49%	0.49%	2.53%	2.08%
Portfolio Turnover Rate	479%	336%	210%	303%	172%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

305 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$4.18	$4.26	$4.23	$4.27	$4.26

Income from Investment Operations:
Net investment income[1]	0.10	0.03	0.03	0.12	0.10
Net realized and unrealized gain (loss)	(0.06)	(0.08)	0.03	(0.04)	0.01

Total Income (Loss) from Investment Operations	0.04	(0.05)	0.06	0.08	0.11

Less Distributions:
From net investment income	(0.11)	(0.03)	(0.03)	(0.12)	(0.10)

Net Asset Value, End of Year	$4.11	$4.18	$4.26	$4.23	$4.27

Total Return	0.90%	(1.21)%	1.43%	1.78%	2.53%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$101,852	$158,258	$181,248	$76,340	$68,020
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.60%	0.49%	0.48%	0.58%	0.56%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.40%	0.66%	0.67%	2.70%	2.27%
Portfolio Turnover Rate	479%	336%	210%	303%	172%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 306

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$11.17	$11.96	$11.12	$11.80	$11.83

Income from Investment Operations:
Net investment income[1]	0.51	0.30	0.30	0.42	0.41
Net realized and unrealized gain (loss)	(0.74)	(0.66)	0.93	(0.69)	(0.03)

Total Income (Loss) from Investment Operations	(0.23)	(0.36)	1.23	(0.27)	0.38

Less Distributions:
From net investment income	(0.53)	(0.30)	(0.30)	(0.41)	(0.41)
From net capital gains	—	(0.13)	(0.09)	—	—
Return of capital	—	—	—	—	(0.00)[2]

Total Distributions	(0.53)	(0.43)	(0.39)	(0.41)	(0.41)

Net Asset Value, End of Year	$10.41	$11.17	$11.96	$11.12	$11.80

Total Return	(1.93)%	(3.15)%	11.14%	(2.47)%	3.31%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$160,181	$214,792	$258,424	$267,139	$454,968
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%	1.02%	1.03%	1.03%	1.03%[3]
After expense waivers and reimbursements	1.04%	1.02%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.81%	2.50%	2.56%	3.49%	3.46%
Portfolio Turnover Rate	223%	182%	165%	85%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.

See accompanying Notes to Financial Statements.

307 / Annual Report March 2023

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020	YEAR ENDED MARCH 31, 2019
Net Asset Value, Beginning of Year	$11.16	$11.95	$11.12	$11.79	$11.82

Income from Investment Operations:
Net investment income[1]	0.53	0.33	0.33	0.44	0.44
Net realized and unrealized gain (loss)	(0.73)	(0.66)	0.92	(0.67)	(0.02)

Total Income (Loss) from Investment Operations	(0.20)	(0.33)	1.25	(0.23)	0.42

Less Distributions:
From net investment income	(0.56)	(0.33)	(0.33)	(0.44)	(0.45)
From net capital gains	—	(0.13)	(0.09)	—	—
Return of capital	—	—	—	—	(0.00)[2]

Total Distributions	(0.56)	(0.46)	(0.42)	(0.44)	(0.45)

Net Asset Value, End of Year	$10.40	$11.16	$11.95	$11.12	$11.79

Total Return	(1.65)%	(2.88)%	11.35%	(2.11)%	3.60%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,353,053	$3,648,832	$3,271,289	$2,760,187	$2,651,631
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.76%	0.74%	0.75%	0.75%	0.75%
After expense waivers and reimbursements	0.76%	0.74%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.04%	2.79%	2.82%	3.72%	3.76%
Portfolio Turnover Rate	223%	182%	165%	85%	43%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2023 / 308

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*

	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$11.15	$11.94	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.56	0.34	0.34	0.03
Net realized and unrealized gain (loss)	(0.74)	(0.66)	0.92	(0.85)

Total Income (Loss) from Investment Operations	(0.18)	(0.32)	1.26	(0.82)

Less Distributions:
From net investment income	(0.57)	(0.34)	(0.34)	(0.03)
From net capital gains	—	(0.13)	(0.09)	—

Total Distributions	(0.57)	(0.47)	(0.43)	(0.03)

Net Asset Value, End of Period	$10.40	$11.15	$11.94	$11.11

Total Return	(1.50)%	(2.83)%	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$352,297	$120,524	$63,815	$93[3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.69%	0.69%	0.68%[4]
After expense waivers and reimbursements	0.70%	0.69%	0.69%	0.68%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.41%	2.87%	2.88%	4.06%[4]
Portfolio Turnover Rate	223%	182%	165%	85%[2]

*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Annualized.

See accompanying Notes to Financial Statements.

309/ Annual Report March 2023

Notes to Financial Statements

March 31, 2023

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of fourteen separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West ESG Securitized Fund (the “ESG Securitized Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Opportunistic High Income Credit Fund (the “Opportunistic High Income Credit Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The ESG Securitized Fund commenced investment operations on October 1, 2021 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The Plan Class was added on January 29, 2021. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Opportunistic High Income Credit Fund commenced investment operations on August 2, 2021 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps or exchange-traded funds (ETFs) that track the S&P 500 Index with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The ESG Securitized Fund seeks to maximize current income and achieve above average long-term total return by investing, under normal circumstances, at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy one or more of its positive-screening environmental, social and governance (“ESG”) criteria to support sustainable initiatives. The Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from zero to eight years.

Annual Report March 2023 / 310

Notes to Financial Statements (Continued)

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long-term capital appreciation, by investing normally at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”). The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Opportunistic High Income Credit Fund seeks to maximize total returns through a combination of current income and capital appreciation by investing at least 80% of its net assets in investments across a range of global investment opportunities related to income-generating credit securities, with an emphasis on higher volatility, lower-quality debt securities rated below investment grade, or unrated securities determined by the Adviser to be of comparable quality. There is no limit on the weighted average maturity of the Fund’s portfolio, and there is no limit on the Fund’s average portfolio duration.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration normally will remain within one year of its benchmark index. The Fund’s dollar-weighted average maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

311 / Annual Report March 2023

Notes to Financial Statements (Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or the “Board of Trustees”) has designated the Adviser as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fixed income securities for which market quotations are readily available were valued during the period at prices as provided by independent pricing vendors or broker quotes. The Fund received pricing information from independent pricing vendors selected and overseen by the valuation designee. Securities with a demand feature exercisable within one to seven days are valued at par. The Fund also uses a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and ask prices. Securities and other assets that could not be valued as described above were valued at their fair value as determined by the Adviser in accordance with procedures approved by and under the general oversight of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Adviser, as the valuation designee, included, but were not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset could not be valued pursuant to one of the valuation methods approved by the Adviser, the value of the security or asset was determined in good faith by the Adviser, as the valuation designee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine NAV, securities will be priced by a method that the Adviser believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of its NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Adviser would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Annual Report March 2023 / 312

Notes to Financial Statements (Continued)

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

313 / Annual Report March 2023

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Annual Report March 2023 / 314

Notes to Financial Statements (Continued)

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Total return swaps. Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be categorized as Level 1. Other government and agencies securities are quoted based on similar securities and yields, and therefore would be categorized as Level 2.

As of March 31, 2023, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and credit default swaps.

315 / Annual Report March 2023

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of March 31, 2023 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$2,590,808	$—	$—	$2,590,808
U.S. Treasury Bills	5,160,373	—	—	5,160,373

Long-Term Investments:
Asset-Backed Securities	—	4,081,005	—	4,081,005
Common Stock	—	—	20,072	20,072
Corporates	—	7,576,445	—	7,576,445
Mortgage-Backed Securities	—	9,029,827	29,904	9,059,731
Municipal Bonds	—	354,647	—	354,647
Mutual Funds	71,643	—	—	71,643
Rights	—	—	—	—

Other Financial Instruments*

Assets:
Equity contracts	1,723,515	—	—	1,723,515

Total	$9,546,339	$21,041,924	$49,976	$30,638,239

*Other financial instruments include futures. Equity contracts include futures.

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$207,347	$—	$—	$207,347

Long-Term Investments:
Asset-Backed Securities	—	—	35,886	35,886
Corporates	—	6,195,523	—	6,195,523
Mortgage-Backed Securities	—	33,636	5,168	38,804
Municipal Bonds	—	244,610	—	244,610
U.S. Treasury Securities	423,427	74,644	—	498,071

Other Financial Instruments*

Assets:
Interest rate contracts	26,497	—	—	26,497

Liabilities:
Interest rate contracts	(23,215)	(1,714)	—	(24,929)

Total	$634,056	$6,546,699	$41,054	$7,221,809

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

Annual Report March 2023 / 316

Notes to Financial Statements (Continued)

ESG SECURITIZED FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$173,688	$—	$—	$173,688
Long-Term Investments:
Asset-Backed Securities	—	660,760	—	660,760
Mortgage-Backed Securities	—	8,782,396	—	8,782,396
U.S. Treasury Securities	31,033	95,382	—	126,415

Other Financial Instruments*

Assets:
Interest rate contracts	27,980	—	—	27,980

Liabilities:
Foreign currency exchange contracts	—	(3,724)	—	(3,724)
Interest rate contracts	(5,598)	—	—	(5,598)

Total	$227,103	$9,534,814	$—	$9,761,917

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$14,716,628	$—	$—	$14,716,628
U.S. Treasury Bills	61,393,680	—	—	61,393,680

Long-Term Investments:
Asset-Backed Securities	—	29,453,011	438,609	29,891,620
Bank Loans	—	11,142,652	—	11,142,652
Common Stock	257,040	—	286,780	543,820
Corporates	—	102,776,947	69,795	102,846,742
Foreign Government Obligations	—	5,176,218	—	5,176,218
Mortgage-Backed Securities	—	165,168,499	3,404,250	168,572,749
Municipal Bonds	—	808,727	—	808,727
Rights	—	—	—	—
U.S. Treasury Securities	749,373	2,337,129	—	3,086,502
Warrant	—	5,193	—	5,193

Liabilities:

Long-Term Investments:
Unfunded Commitments Depreciation	—	(4,280)	—	(4,280)

Other Financial Instruments*

Assets:
Interest rate contracts	2,816,767	—	—	2,816,767

Liabilities:
Foreign currency exchange contracts	—	(42,677)	—	(42,677)
Interest rate contracts	(1,719,463)	—	—	(1,719,463)

Total	$78,214,025	$316,821,419	$4,199,434	$399,234,878

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

317 / Annual Report March 2023

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$2,759,430	$—	$—	$2,759,430
U.S. Treasury Bills	10,853,618	—	—	10,853,618

Long-Term Investments:
Asset-Backed Securities	—	1,127,837	—	1,127,837
Bank Loans	—	305,951,363	2,042,197	307,993,560
Common Stock	—	—	251,212	251,212
Corporates	—	12,142,119	—	12,142,119
Rights	—	—	—	—
Warrant	—	7,806	—	7,806

Liabilities:

Long-Term Investments:
Unfunded Commitments Depreciation	—	(12,328)	—	(12,328)

Liabilities:

Long-Term Investments:
Bank Loans	—	—	—	—

Total	$13,613,048	$319,216,797	$2,293,409	$335,123,254

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$14,634,556	$—	$—	$14,634,556

Long-Term Investments:
Bank Loans	—	45,791,908	—	45,791,908
Common Stock	1,221,750	—	3,261,310	4,483,060
Corporates	—	414,257,759	—	414,257,759
Rights	—	—	—	—
Warrant	—	9,804	23	9,827

Other Financial Instruments*

Assets:
Credit contracts	—	98,716	20,044	118,760
Interest rate contracts	283,497	—	—	283,497

Liabilities:
Foreign currency exchange contracts	—	(34,026)	—	(34,026)
Interest rate contracts	(431,403)	—	—	(431,403)

Total	$15,708,400	$460,124,161	$3,281,377	$479,113,938

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

Annual Report March 2023 / 318

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$15,797,448	$—	$—	$15,797,448
U.S. Agency Discount Notes	—	14,846,652	—	14,846,652
U.S. Treasury Bills	7,658,539	—	—	7,658,539

Long-Term Investments:
Asset-Backed Securities	—	42,135,632	1,834,181	43,969,813
Bank Loans	—	9,741,080	—	9,741,080
Common Stock	—	—	396,474	396,474
Corporates	—	269,958,347	—	269,958,347
Mortgage-Backed Securities	—	215,896,759	—	215,896,759
Municipal Bonds	—	8,741,118	—	8,741,118
Rights	—	—	—	—
U.S. Treasury Securities	404,039,931	13,276,879	—	417,316,810
Unfunded Commitments Appreciation	—	48	—	48

Other Financial Instruments*

Assets:
Credit contracts	—	28,540	20,902	49,442
Interest rate contracts	3,527,063	—	—	3,527,063

Liabilities:
Foreign currency exchange contracts	—	(114,454)	—	(114,454)
Interest rate contracts	(645,301)	—	—	(645,301)

Total	$430,377,680	$574,510,601	$2,251,557	$1,007,139,838

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$284,923	$—	$—	$284,923

Long-Term Investments:
Asset-Backed Securities	—	453,493	31,899	485,392
Corporates	—	6,285,804	—	6,285,804
Mortgage-Backed Securities	—	1,941,781	17,682	1,959,463
Municipal Bonds	—	465,338	—	465,338
U.S. Treasury Securities	1,753,646	98,252	—	1,851,898

Other Financial Instruments*

Assets:
Interest rate contracts	44,104	—	—	44,104

Liabilities:
Interest rate contracts	(47,799)	(1,534)	—	(49,333)

Total	$2,034,874	$9,243,134	$49,581	$11,327,589

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

319 / Annual Report March 2023

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$152,166,000	$—	$—	$152,166,000
U.S. Agency Discount Notes	—	24,744,421	—	24,744,421
U.S. Treasury Bills	24,657,524	—	—	24,657,524

Long-Term Investments:
Asset-Backed Securities	—	227,335,426	5,422,797	232,758,223
Bank Loans	—	39,231,606	—	39,231,606
Common Stock	—	—	—	—
Corporates	—	525,549,365	—	525,549,365
Mortgage-Backed Securities	—	939,348,414	3,359,676	942,708,090
Municipal Bonds	—	26,133,174	—	26,133,174
Purchased Swaptions	—	1,476	—	1,476
U.S. Treasury Securities	228,870,703	13,626,212	—	242,496,915

Liabilities:

Long-Term Investments:
Unfunded Commitments Depreciation	—	(14,800)	—	(14,800)

Liabilities:

Long-Term Investments:
Bank Loans	—	—	—	—

Other Financial Instruments*

Assets:
Credit contracts	—	84,632	67,603	152,235
Interest rate contracts	13,397,161	—	—	13,397,161

Liabilities:
Foreign currency exchange contracts	—	(114,376)	—	(114,376)
Interest rate contracts	(10,993,158)	(3)	—	(10,993,161)

Total	$408,098,230	$1,795,925,547	$8,850,076	$2,212,873,853

*Other financial instruments include foreign currency exchange contracts, futures, swaps and written swaptions. Credit contracts include swaps. Interest rate contracts include futures and written swaptions.

OPPORTUNISTIC HIGH INCOME CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$986,491	$—	$—	$986,491
U.S. Treasury Bills	14,795	—	—	14,795

Long-Term Investments:
Bank Loans	—	189,138	—	189,138
Common Stock	208,994	—	—	208,994
Corporates	—	1,320,986	—	1,320,986
Master Limited Partnerships	46,002	—	—	46,002
Mortgage-Backed Securities	—	160,782	16,821	177,603

Other Financial Instruments*

Assets:
Interest rate contracts	10,999	—	—	10,999

Total	$1,267,281	$1,670,906	$16,821	$2,955,008

*Other financial instruments include futures. Interest rate contracts include futures.

Annual Report March 2023 /320

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$1,074,064	$—	$—	$1,074,064
U.S. Treasury Bills	12,989,625	—	—	12,989,625

Long-Term Investments:
Asset-Backed Securities	—	7,152,897	104,763	7,257,660
Common Stock	45,360	—	27,066	72,426
Corporates	—	19,438,981	—	19,438,981
Mortgage-Backed Securities	—	33,430,854	326,465	33,757,319
Municipal Bonds	—	117,787	—	117,787
Rights	—	—	—	—
U.S. Treasury Securities	155,285	483,082	—	638,367

Other Financial Instruments*

Assets:
Foreign currency exchange contracts	—	319	—	319
Interest rate contracts	227,745	—	—	227,745

Liabilities:
Foreign currency exchange contracts	—	(2,725)	—	(2,725)
Interest rate contracts	(233,268)	(3,519)	—	(236,787)

Total	$14,258,811	$60,617,676	$458,294	$75,334,781

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Interest rate contracts include futures and swaps.

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$1,315,038,974	$—	$—	$1,315,038,974
U.S. Agency Discount Notes	—	741,936,143	—	741,936,143
U.S. Treasury Bills	3,480,005,303	—	—	3,480,005,303

Long-Term Investments:
Asset-Backed Securities	—	3,164,698,447	25,670,562	3,190,369,009
Bank Loans	—	983,213,989	4,371,966	987,585,955
Common Stock	—	—	62,266,334	62,266,334
Corporates	—	19,280,217,912	2,954,705	19,283,172,617
Foreign Government Obligations	—	423,175,106	—	423,175,106
Mortgage-Backed Securities	—	32,524,310,301	379,572,729	32,903,883,030
Municipal Bonds	—	366,179,999	—	366,179,999
Rights	—	—	—	—
U.S. Treasury Securities	14,583,437,384	948,127,701	—	15,531,565,085

Liabilities:

Long-Term Investments:
Unfunded Commitments Depreciation	—	(4,746)	—	(4,746)

Other Financial Instruments*

Assets:
Credit contracts	—	1,499,030	201,952	1,700,982
Foreign currency exchange contracts	—	1,294,767	—	1,294,767
Interest rate contracts	173,584,419	—	—	173,584,419

Liabilities:
Foreign currency exchange contracts	—	(12,105,363)	—	(12,105,363)
Interest rate contracts	(21,630,848)	(11,017,053)	—	(32,647,901)

Total	$19,530,435,232	$58,411,526,233	$475,038,248	$78,416,999,713

321 / Annual Report March 2023

Notes to Financial Statements (Continued)

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures and swaps.

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$10,989,636	$—	$—	$10,989,636
U.S. Treasury Bills	7,689,812	—	—	7,689,812

Long-Term Investments:
Asset-Backed Securities	—	8,185,613	—	8,185,613
Corporates	—	28,249,426	—	28,249,426
Mortgage-Backed Securities	—	48,144,790	11,884	48,156,674
Municipal Bonds	—	939,591	—	939,591
U.S. Treasury Securities	41,387,719	3,121,836	—	44,509,555

Other Financial Instruments*

Assets:
Credit contracts	—	9,637	—	9,637
Interest rate contracts	291,511	—	—	291,511

Liabilities:
Foreign currency exchange contracts	—	(4,468)	—	(4,468)
Interest rate contracts	(431,748)	—	—	(431,748)

Total	$59,926,930	$88,646,425	$11,884	$148,585,239

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures.

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:
Short-Term Investments:
Money Market Funds	$56,651,000	$—	$—	$56,651,000
U.S. Treasury Bills	76,972,297	—	—	76,972,297
Long-Term Investments:
Asset-Backed Securities	—	354,952,308	8,213,942	363,166,250
Bank Loans	—	109,170,148	386,748	109,556,896
Common Stock	5,866,560	—	3,667,430	9,533,990
Corporates	—	879,616,229	1,354,993	880,971,222
Foreign Government Obligations	—	70,178,960	—	70,178,960
Mortgage-Backed Securities	—	1,811,762,636	7,311,772	1,819,074,408
Municipal Bonds	—	11,913,458	—	11,913,458
Rights	—	—	—	—
U.S. Treasury Securities	6,818,495	21,242,224	—	28,060,719
Unfunded Commitments Appreciation	—	616	—	616

Other Financial Instruments*
Assets:
Credit contracts	—	256,242	93,403	349,645
Foreign currency exchange contracts	—	4,493	—	4,493
Interest rate contracts	15,935,259	—	—	15,935,259
Liabilities:
Foreign currency exchange contracts	—	(387,765)	—	(387,765)
Interest rate contracts	(18,105,007)	(474,176)	—	(18,579,183)

Total	$144,138,604	$3,258,235,373	$21,028,288	$3,423,402,265

*Other financial instruments include foreign currency exchange contracts, futures and swaps. Credit contracts include swaps. Interest rate contracts include futures and swaps.

Annual Report March 2023 / 322

Notes to Financial Statements (Continued)

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

For the year ended March 31, 2023, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	COMMON STOCK	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$23,160	$42,950	$66,110
Accrued discounts/premiums	—	(12,327)	(12,327)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(3,088)	(719)	(3,807)
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2023	$20,072	$29,904	$49,976

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(3,807) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

CORPORATE BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$39,936	$5,355	$12,295	$57,586
Accrued discounts/premiums	—	—	(11,753)	(11,753)
Realized gain	—	612	—	612
Change in unrealized appreciation (depreciation)*	(1,488)	403	4,626	3,541
Purchases	—	3,667	—	3,667
Sales	(2,562)	(10,037)	—	(12,599)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2023	$35,886	$—	$5,168	$41,054

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(5,975) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

323 / Annual Report March 2023

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$488,107	$330,900	$531,973	$1,948,536	$3,299,516
Accrued discounts/premiums	—	—	—	(390,164)	(390,164)
Realized gain (loss)	—	—	56,949	(53,897)	3,052
Change in unrealized appreciation (depreciation)*	(18,187)	(44,120)	22,533	(889,420)	(929,194)
Purchases	—	—	341,081	2,797,777	3,138,858
Sales	(31,311)	—	(933,485)	(8,582)	(973,378)
Transfers into Level 3**	—	—	50,744	—	50,744
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2023	$438,609	$286,780	$69,795	$3,404,250	$4,199,434

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(1,014,969) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2022, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $50,744 transferred from level 2 to level 3 in the disclosure hierarchy.

FLOATING RATE INCOME FUND	BANK LOANS	COMMON STOCK	TOTAL
Balance as of April 1, 2022	$3,781,017	$289,860	$4,070,877
Accrued discounts/premiums	(6,895)	—	(6,895)
Realized (loss)	(383,192)	—	(383,192)
Change in unrealized (depreciation)*	(131,582)	(38,648)	(170,230)
Purchases	756,313	—	756,313
Sales	(1,973,464)	—	(1,973,464)
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2023	$2,042,197	$251,212	$2,293,409

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(192,173) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

Annual Report March 2023 / 324

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	WARRANT	TOTAL
Balance as of April 1, 2022	$4,460,910	$3,763,050	$4,007,877	$94,040	$51	$12,325,928
Accrued discounts/premiums	6,029	—	—	(65,370)	—	(59,341)
Realized gain (loss)	(956,899)	—	458,349	—	—	(498,550)
Change in unrealized appreciation (depreciation)*	85,034	(501,740)	301,668	(8,626)	(28)	(123,692)
Purchases	—	—	2,745,151	—	—	2,745,151
Sales	(1,457,700)	—	(7,513,045)	—	—	(8,970,745)
Transfers into Level 3**	—	—	—	—	—	—
Transfers out of Level 3**	(2,137,374)	—	—	—	—	(2,137,374)

Balance as of March 31, 2023	$—	$3,261,310	$—	$20,044	$23	$3,281,377

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(510,393) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2022, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2023, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $2,137,374 transferred from level 3 to level 2 in the disclosure hierarchy.

INTERMEDIATE BOND FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	TOTAL
Balance as of April 1, 2022	$2,041,174	$457,470	$522,068	$98,067	$3,118,779
Accrued discounts/premiums	—	—	—	(68,381)	(68,381)
Realized gain	—	—	59,705	—	59,705
Change in unrealized appreciation (depreciation)*	(76,053)	(60,996)	39,295	(8,784)	(106,538)
Purchases	—	—	357,585	—	357,585
Sales	(130,940)	—	(978,653)	—	(1,109,593)
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2023	$1,834,181	$396,474	$—	$20,902	$2,251,557

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(145,834) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

INVESTMENT GRADE CREDIT FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$35,499	$13,386	$37,672	$86,557
Accrued discounts/premiums	—	—	(4,442)	(4,442)
Realized gain	—	1,531	—	1,531
Change in unrealized appreciation (depreciation)*	(1,323)	1,008	(15,548)	(15,863)
Purchases	—	9,169	—	9,169
Sales	(2,277)	(25,094)	—	(27,371)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2023	$31,899	$—	$17,682	$49,581

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(16,871) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

325 / Annual Report March 2023

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$6,034,776	$2,096,305	$317,177	$891,424	$9,339,682
Accrued discounts/premiums	—	—	—	(69,656)	(69,656)
Realized gain	—	239,737	—	—	239,737
Change in unrealized appreciation (depreciation)*	(224,854)	157,786	(249,574)	(155,342)	(471,984)
Purchases	—	1,435,841	—	2,693,250	4,129,091
Sales	(387,125)	(3,929,669)	—	—	(4,316,794)
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2023	$5,422,797	$—	$67,603	$3,359,676	$8,850,076

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(629,770) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

OPPORTUNISTIC HIGH INCOME CREDIT FUND	BANK LOANS	CORPORATES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$31,515	$25,166	$30,081	$86,762
Accrued discounts/premiums	—	—	(3,370)	(3,370)
Realized (loss)	(13,335)	(3,044)	—	(16,379)
Change in unrealized appreciation (depreciation)*	1,620	1,894	(9,890)	(6,376)
Purchases	—	—	—	—
Sales	(19,800)	(24,016)	—	(43,816)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2023	$—	$—	$16,821	$16,821

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(9,890) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$115,275	$31,230	$32,127	$85,217	$263,849
Accrued discounts/premiums	236	—	—	91,180	91,416
Realized gain	—	—	3,674	8	3,682
Change in unrealized appreciation (depreciation)*	(6,478)	(4,164)	2,418	(96,275)	(104,499)
Purchases	—	—	22,005	246,343	268,348
Sales	(4,270)	—	(60,224)	(8)	(64,502)
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2023	$104,763	$27,066	$—	$326,465	$458,294

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(106,917) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

Annual Report March 2023 / 326

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$28,567,563	$3,351,078	$71,845,770	$61,572,896	$947,503	$155,761,703	$322,046,513
Accrued discounts/premiums	—	57,398	—	(19,048)	(660,836)	29,476	(593,010)
Realized gain	—	—	—	6,579,642	—	46,738	6,626,380
Change in unrealized appreciation
(depreciation)*	(1,064,417)	282,306	(9,579,436)	3,990,547	(84,715)	(9,309,893)	(15,765,608)
Purchases	—	681,184	—	39,631,768	—	235,271,388	275,584,340
Sales	(1,832,584)	—	—	(108,801,100)	—	(2,226,683)	(112,860,367)
Transfers into Level 3**	—	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—	—

Balance as of March 31, 2023	$25,670,562	$4,371,966	$62,266,334	$2,954,705	$201,952	$379,572,729	$475,038,248

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(20,120,952) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

ULTRA SHORT BOND FUND	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$13,941	$13,941
Accrued discounts/premiums	(5,904)	(5,904)
Realized gain (loss)	—	—
Change in unrealized appreciation*	3,847	3,847
Purchases	—	—
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of March 31, 2023	$11,884	$11,884

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $3,847 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2023.

327 / Annual Report March 2023

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2022	$9,140,910	$1,773,939	$4,231,650	$4,328,214	$438,220	$54,965	$19,967,898
Accrued discounts/premiums	—	8,214	—	91,155	(305,565)	87,389	(118,807)
Realized gain	—	4,510	—	419,464	—	1,574	425,548
Change in unrealized appreciation (depreciation)*	(340,587)	9,977	(564,220)	(358,354)	(39,252)	(194,372)	(1,486,808)
Purchases	—	60,258	—	2,512,262	—	7,437,200	10,009,720
Sales	(586,381)	(1,470,150)	—	(6,875,666)	—	(74,984)	(9,007,181)
Transfers into Level 3**	—	—	—	1,237,918	—	—	1,237,918
Transfers out of Level 3**	—	—	—	—	—	—	—

Balance as of March 31, 2023	$8,213,942	$386,748	$3,667,430	$1,354,993	$93,403	$7,311,772	$21,028,288

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2023 was $(1,747,885) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2022, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2023, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,237,918 transferred from level 2 to level 3 in the disclosure hierarchy.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2023, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$20,072	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed
Securities-Non-Agency	$17,136	Third-Party Vendor	Vendor Prices	$1.19	$1.19	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$12,768	Third-Party Vendor	Vendor Prices	$0.04 - $2.00	$1.98	Increase
Mortgage-Backed Securities-
U.S. Agency Commercial	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

CORPORATE BOND FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$35,886	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$5,168	Third-Party Vendor	Vendor Prices	$0.04 - $0.88	$0.87	Increase

Annual Report March 2023 / 328

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$438,609	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Common Stock	$286,780	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$69,795	Third-Party Vendor	Vendor Prices	$9.53 - $24.16	$20.17	Increase
Mortgage-Backed
Securities-Non-Agency	$2,428,939	Third-Party Vendor	Vendor Prices	$0.00 - $12.39	$5.99	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$712,962	Broker Quote	Offered Quote	$94.06 - $99.48	$97.80	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$262,349	Third-Party Vendor	Vendor Prices	$0.88	$0.88	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

FLOATING RATE INCOME FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$2,042,197	Third-Party Vendor	Vendor Prices	$66.50 - $89.00	$79.81	Increase
Common Stock	$251,212	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

HIGH YIELD BOND FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$3,261,310	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Credit Default Swaps	$20,044	Broker Quote	Offered Quote	$0.84	$0.84	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase
Warrant	$23	Third-Party Vendor	Vendor Prices	$1.42	$1.42	Increase

INTERMEDIATE BOND FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$1,834,181	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$396,474	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Credit Default Swaps	$20,902	Broker Quote	Offered Quote	$0.84	$0.84	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

329 / Annual Report March 2023

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$31,899	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$17,682	Third-Party Vendor	Vendor Prices	$0.04 - $0.88	$0.88	Increase

LOW DURATION BOND FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$5,422,797	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Credit Default Swaps	$67,603	Broker Quote	Offered Quote	$0.84	$0.84	Increase
Mortgage-Backed
Securities-Non-Agency	$673,716	Third-Party Vendor	Vendor Prices	$1.29	$1.29	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$2,685,960	Broker Quote	Offered Quote	$99.48	$99.48	Increase

OPPORTUNISTIC HIGH INCOME CREDIT FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Mortgage-Backed
Securities-Non-Agency	$16,821	Third-Party Vendor	Vendor Prices	$7.70	$7.70	Increase

STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$59,810	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Asset-Backed Securities	$44,953	Third-Party Vendor	Vendor Prices	$10.71	$10.71	Increase
Common Stock	$27,066	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed
Securities-Non-Agency	$326,465	Third-Party Vendor	Vendor Prices	$4.41 -$10.47	$9.08	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

Annual Report March 2023 / 330

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$25,670,562	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Bank Loans	$4,371,966	Third-Party Vendor	Vendor Prices	$67.17	$67.17	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$62,266,334	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$2,954,705	Third-Party Vendor	Vendor Prices	$96.47	$96.47	Increase
Credit Default Swaps	$201,952	Broker Quote	Offered Quote	$0.84	$0.84	Increase
Mortgage-Backed
Securities-Non-Agency	$6,472,697	Third-Party Vendor	Vendor Prices	$0.86 - $98.88	$17.69	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$373,100,032	Broker Quote	Offered Quote	$94.06 - $99.75	$97.34	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

ULTRA SHORT BOND FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Mortgage-Backed
Securities-Non-Agency	$11,884	Third-Party Vendor	Vendor Prices	$1.19	$1.19	Increase

UNCONSTRAINED BOND FUND	FAIR VALUE AT 3/31/23	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$8,213,942	Broker Quote	Offered Quote	$90.27	$90.27	Increase
Bank Loans	$386,748	Third-Party Vendor	Vendor Prices	$67.17	$67.17	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$3,667,430	Third-Party Vendor	Vendor Prices	$26.00	$26.00	Increase
Corporate Securities	$—	Broker Quote	Offered Quote	$—	$—	Increase
Corporate Securities	$1,354,993	Third-Party Vendor	Vendor Prices	$8.04 - $24.35	$18.57	Increase
Credit Default Swaps	$93,403	Broker Quote	Offered Quote	$0.84	$0.84	Increase
Mortgage-Backed
Securities-Non-Agency	$47,712	Third-Party Vendor	Vendor Prices	$0.57 - $4.41	$3.72	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$7,264,060	Broker Quote	Offered Quote	$94.06 - $99.48	$97.25	Increase
Rights	$—	Broker Quote	Offered Quote	$—	$—	Increase

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

331 / Annual Report March 2023

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2023:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin Investments, at value	Unrealized depreciation on swap contracts Premiums received on swap contracts Payable for daily variation margin Options written
Credit contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin —	Unrealized depreciation on swap contracts Premiums received for swap contracts Payable for daily variation margin Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2023:

	ASSET DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$118,760
Equity contracts:
Futures[1]	1,723,515	—	—	—	—	—
Interest contracts:
Futures[1]	—	26,497	27,980	2,816,767	—	283,497

Total	$1,723,515	$26,497	$27,980	$2,816,767	$—	$402,257

	ASSET DERIVATIVE INVESTMENTS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$49,442	$—	$152,235	$—	$—	$1,700,982
Interest contracts:
Futures[1]	3,527,063	44,104	13,397,161	10,999	227,745	173,584,419
Options and swaptions purchased	—	—	1,476	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	—	—	319	1,294,767

Total	$3,576,505	$44,104	$13,550,872	$10,999	$228,064	$176,580,168

Annual Report March 2023 / 332

Notes to Financial Statements (Continued)

	ASSET DERIVATIVE INVESTMENTS
		ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps		$9,637	$349,645
Interest contracts:
Futures[1]		291,511	15,935,259
Foreign currency exchange contracts:
Forwards		—	4,493

Total		$301,148	$16,289,397

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

	LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Interest contracts:
Futures[1]	$—	$(23,215)	$(5,598)	$(1,719,463)	$—	$(431,403)
Swaps	—	(1,714)	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	(3,724)	(42,677)	—	(34,026)

Total	$—	$(24,929)	$(9,322)	$(1,762,140)	$—	$(465,429)

	LIABILITY DERIVATIVE INVESTMENTS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$(645,301)	$(47,799)	$(10,993,158)	$—	$(233,268)	$(21,630,848)
Options and swaptions written	—	—	(3)	—	—	—
Swaps	—	(1,534)	—	—	(3,519)	(11,017,053)
Foreign currency exchange contracts:
Forwards	(114,454)	—	(114,376)	—	(2,725)	(12,105,363)

Total	$(759,755)	$(49,333)	$(11,107,537)	$—	$(239,512)	$(44,753,264)

	LIABILITY DERIVATIVE INVESTMENTS
		ULTRA SHORT	UNCONSTRAINED
		BOND FUND	BOND FUND
Interest contracts:
Futures[1]		$(431,748)	$(18,105,007)
Swaps		—	(474,176)
Foreign currency exchange contracts:
Forwards		(4,468)	(387,765)

Total		$(436,216)	$(18,966,948)

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

333 / Annual Report March 2023

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2023:

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$114,122
Equity contracts:
Futures	(3,404,554)	—	—	—	—	—
Interest contracts:
Futures	—	65,332	(19,349)	1,433,725	—	6,098,752
Options and swaptions purchased[1]	—	—	—	—	—	—
Options and swaptions written	—	1,848	—	(26,282)	—	—
Swaps	—	(53,523)	—	—	—	—
Foreign currency exchangecontracts:
Forwards	(1,530)	(1,189)	36,857	135,386	52,503	71,759

Total	$(3,406,084)	$12,468	$17,508	$1,542,829	$52,503	$6,284,633

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$59,149	$—	$185,837	$—	$—	$1,552,023
Interest contracts:
Futures	(6,826,020)	83,000	5,716,791	(37,305)	622,102	(414,029,946)
Options and swaptions purchased[1]	(282,459)	—	(928,575)	—	—	(29,532,668)
Options and swaptions written	(1,088,029)	(792)	(3,579,911)	—	(1,359)	(104,340,975)
Swaps	—	(71,621)	—	—	(124,914)	(355,190,321)
Foreign currency exchange contracts:
Forwards	(279,080)	—	314,324	—	5,029	30,628,931

Total	$(8,416,439)	$10,587	$1,708,466	$(37,305)	$500,858	$(870,912,956)

Annual Report March 2023 / 334

Notes to Financial Statements (Continued)

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

					ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps					$7,726	$367,499
Interest contracts:
Futures					2,370,855	95,229,378
Options and swaptions purchased[1]					(77,248)	(1,418,618)
Options and swaptions written					(338,522)	(4,885,119)
Swaps					—	(17,503,134)
Foreign currency exchange contracts:
Forwards					54,290	1,189,122

Total					$2,017,101	$72,979,128

[1]Options and swaptions purchased are included in net realized gain (loss) from investments — unaffiliated.
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$—	$(9,773)
Equity contracts:
Futures	(501,369)	—	—	—	—	—
Interest contracts:
Futures	—	(9,256)	(3,997)	1,305,580	—	(1,859,442)
Options and swaptions purchased[1]	—	—	—	—	—	—
Options and swaptions written	—	8,358	—	7,873	—	—
Swaps	—	26,363	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	1,189	(9,854)	(33,976)	(12,738)	(91,923)

Total	$(501,369)	$ 26,654	$(13,851)	$1,279,477	$(12,738)	$(1,961,138)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$(9,116)	$—	$(30,076)	$—	$—	$(102,135)
Interest contracts:
Futures	3,847,430	(18,434)	(894,282)	17,597	(53,654)	190,731,745
Options and swaptions purchased[1]	238,284	—	772,366	—	—	25,000,745
Options and swaptions written	788,477	9,157	2,598,640	—	19,326	132,705,720
Swaps	—	47,547	—	—	62,470	184,328,708
Foreign currency exchange contracts:
Forwards	(45,328)	—	(114,376)	—	145	(13,045,085)

Total	$4,819,747	$38,270	$2,332,272	$17,597	$28,287	$519,619,698

335 / Annual Report March 2023

Notes to Financial Statements (Continued)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$(112)	$(42,231)
Interest contracts:
Futures	(885,277)	(12,601,070)
Options and swaptions purchased[1]	65,568	1,197,190
Options and swaptions written	244,207	6,507,343
Swaps	—	8,582,283
Foreign currency exchange contracts:
Forwards	(4,468)	(33,281)

Total	$(580,082)	$3,610,234

1Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Financial futures contracts:
Average number of contracts purchased	152	12	12	961	—	523
Average number of contracts sold	—	8	4	357	—	171
Average value of contracts purchased	$2,355,686	$17,738	$22,280	$1,501,947	$—	$1,034,352
Average value of contracts sold	$—	$27,628	$3,249	$1,382,730	$—	$542,053
Credit default swaps:
Average number of contracts -sell protection	—	—	—	—	—	2
Average notional value - sell protection	$—	$—	$—	$—	$—	$5,980,000
Interest rate swaps:
Average number of contracts -pays fixed rate	—	2	—	—	—	—
Average number of contracts -receives fixed rate	—	1	—	—	—	—
Average notional - pays fixed rate	$—	$1,467	$—	$—	$—	$—
Average notional - receives fixed rate	$—	$80	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	1	—	2	7	2	4
Average value of contracts sold	$383	$—	$17,167	$192,487	$31,026	$136,766

Annual Report March 2023 / 336

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOMEFUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	1,230	19	5,727	7	74	57,164
Average number of contracts sold	113	12	4,841	1	41	5,239
Average value of contracts purchased	$2,107,785	$30,447	$9,597,561	$8,096	$97,662	$112,048,900
Average value of contracts sold	$529,484	$43,605	$10,468,982	$213	$165,582	$17,530,578
Purchased options:
Average number of contracts	80	—	259	—	—	8,338
Average notional value	$43,124	$—	$140,506	$—	$—	$4,448,714
Written options:
Average number of contracts	124	—	403	—	—	12,948
Average notional value	$40,901	$—	$132,990	$—	$—	$4,300,881
Credit default swaps:
Average number of contracts - sell protection	2	—	2	—	—	2
Average notional value - sell protection	$3,225,000	$—	$10,120,000	$—	$—	$80,665,000
Interest rate swaps:
Average number of contracts - pays fixed rate	—	4	—	—	5	7
Average number of contracts - receives fixed rate	—	3	—	—	3	5
Average notional - pays fixed rate	$—	$1,548	$—	$—	$3,020	$8,769,474
Average notional - receives fixed rate	$—	$85	$—	$—	$163	$510,249
Purchased swaptions:
Average number of contracts	—	—	1	—	—	—
Average notional value	$—	$—	$939,000	$—	$—	$—
Written swaptions:
Average number of contracts	—	—	1	—	—	—
Average notional value	$—	$—	$540,000	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	6	—	3	—	3	18
Average value of contracts sold	$484,875	$—	$461,964	$—	$8,898	$42,038,190

337 / Annual Report March 2023

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	99	5,112
Average number of contracts sold	242	4,890
Average value of contracts purchased	$174,107	$7,149,609
Average value of contracts sold	$491,018	$19,679,947
Purchased options:
Average number of contracts	23	400
Average notional value	$12,647	$217,197
Written options:
Average number of contracts	36	621
Average notional value	$12,023	$205,373
Credit default swaps:
Average number of contracts - sell protection	1	2
Average notional value - sell protection	$390,000	$19,620,000
Interest rate swaps:
Average number of contracts - pays fixed rate	—	5
Average number of contracts - receives fixed rate	—	3
Average notional - pays fixed rate	$—	$422,259
Average notional - receives fixed rate	$—	$22,330
Foreign currency exchange contracts:
Average number of contracts sold	2	7
Average value of contracts sold	$37,996	$1,919,258

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2023.

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net

Annual Report March 2023 / 338

Notes to Financial Statements (Continued)

payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents ESG Securitized Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		ESG SECURITIZED FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$3,724	$—	$—	$3,724

Total	$3,724	$—	$—	$3,724

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

339 / Annual Report March 2023

Notes to Financial Statements (Continued)

The following table presents Flexible Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		FLEXIBLE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$29,007	$—	$—	$29,007

Goldman Sachs International
Foreign Currency Exchange Contracts	$13,670	$—	$—	$13,670

Total	$42,677	$—	$—	$42,677

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Credit Suisse First Boston International
Credit Default Swaps	$118,760	$(118,760)	$—	$—

Total	$118,760	$(118,760)	$—	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$19,191	$—	$—	$19,191

Goldman Sachs International
Foreign Currency Exchange Contracts	$14,835	$—	$—	$14,835

Total	$34,026	$—	$—	$34,026

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2023 / 340

Notes to Financial Statements (Continued)

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Credit Suisse First Boston International
Credit Default Swaps	$49,442	$(49,442)	$—	$—

Total	$49,442	$(49,442)	$—	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Intermediate Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Citibank N.A.
Foreign Currency Exchange Contracts	$90,931	$—	$—	$90,931

Goldman Sachs International
Foreign Currency Exchange Contracts	$23,523	$—	$—	$23,523

Total	$114,454	$—	$—	$114,454

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Credit Suisse First Boston International
Credit Default Swaps	$152,235	$(152,235)	$—	$—

Goldman Sachs International
Swaptions	$1,476	$—	$(3)	$1,473

Total	$153,711	$(152,235)	$(3)	$1,473

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

341 / Annual Report March 2023

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Barclays Bank PLC
Foreign Currency Exchange Contracts	$20,686	$—	$—	$20,686

Citibank N.A.
Foreign Currency Exchange Contracts	$53,869	$—	$—	$53,869

Goldman Sachs International
Foreign Currency Exchange Contracts	$39,821	$—	$—	$39,821
Swaptions	$3	$—	$(3)	$—

	$39,824	$—	$(3)	$39,821

Total	$114,379	$—	$(3)	$114,376

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Goldman Sachs International
Foreign Currency Exchange Contracts	$319	$—	$—	$319

Total	$319	$—	$—	$319

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$2,725	$—	$—	$2,725

Total	$2,725	$—	$—	$2,725

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

Annual Report March 2023 / 342

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$10,858	$—	$—	$10,858

Barclays Bank PLC
Foreign Currency Exchange Contracts	$13,818	$—	$(13,818)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$4,559	$—	$(4,559)	$—

Credit Suisse First Boston International
Credit Default Swaps	$1,700,982	$(1,700,982)	$—	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$1,241,262	$—	$(1,241,262)	$—

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$12,150	$—	$(12,150)	$—

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$12,120	$—	$(12,120)	$—

Total	$2,995,749	$(1,700,982)	$(1,283,909)	$10,858

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Barclays Bank PLC
Foreign Currency Exchange Contracts	$1,195,967	$(1,182,149)	$(13,818)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$5,148,406	$(5,143,847)	$(4,559)	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$3,456,084	$(1,690,000)	$(1,241,262)	$524,822

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$793,608	$—	$(12,150)	$781,458

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$1,511,298	$(1,499,178)	$(12,120)	$—

Total	$12,105,363	$(9,515,174)	$(1,283,909)	$1,306,280

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

343 / Annual Report March 2023

Notes to Financial Statements (Continued)

The following table presents Ultra Short Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Credit Suisse First Boston International
Credit Default Swaps	$9,637	$—	$—	$9,637

Total	$9,637	$—	$—	$9,637

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Ultra Short Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$2,537	$—	$—	$2,537

Goldman Sachs International
Foreign Currency Exchange Contracts	$1,931	$—	$—	$1,931

Total	$4,468	$—	$—	$4,468

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED1	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$4,493	$—	$(4,493)	$—

Credit Suisse First Boston International
Credit Default Swaps	$349,645	$(349,645)	$—	$—

Total	$354,138	$(349,645)	$(4,493)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2023 / 344

Notes to Financial Statements (Continued)

The following table presents Unconstrained Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2023:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$2,124	$—	$—	$2,124

Citibank N.A.
Foreign Currency Exchange Contracts	$334,693	$(330,200)	$(4,493)	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$50,948	$(50,948)	$—	$—

Total	$387,765	$(381,148)	$(4,493)	$2,124

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date.

TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

345 / Annual Report March 2023

Notes to Financial Statements (Continued)

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2023, certain interest-only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines approved by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, ESG Securitized Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Opportunistic High Income Credit Fund and Strategic Income Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2023, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

Annual Report March 2023 / 346

Notes to Financial Statements (Continued)

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended March 31, 2023, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2023, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of March 31, 2023, the Funds did not hold any reverse repurchase agreements.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

347 / Annual Report March 2023

Notes to Financial Statements (Continued)

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2023, the Flexible Income Fund, Intermediate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund held written options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all of the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Annual Report March 2023 / 348

Notes to Financial Statements (Continued)

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities. As of March 31, 2023, High Yield Bond Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund had credit default swaps outstanding in the Funds.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

349 / Annual Report March 2023

Notes to Financial Statements (Continued)

However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2023, Corporate Bond Fund, Investment Grade Credit Fund, Low Duration Bond Fund, Strategic Income Fund, Total Return Bond Fund and Unconstrained Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above-listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps, is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2023, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Annual Report March 2023 / 350

Notes to Financial Statements (Continued)

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

LIBOR Risk: The London Interbank Offered Rate (“LIBOR”) historically has been and currently is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, the ICE Benchmark Administration, in its capacity as administrator of USD LIBOR, announced it would extend publication of 1-month, 3-month, and 6-month USD LIBOR by 19 months to June 2023. It is expected that market participants will transition to the use of different alternative reference or benchmark rates. Although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including investment companies such as the Funds. Abandonment of or modifications to LIBOR could lead

351 / Annual Report March 2023

Notes to Financial Statements (Continued)

to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain how such changes would be implemented and the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.

Bank Loan Risk: There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2023, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$11,932,595	$26,267,144
Corporate Bond Fund	2,710,586	6,596,679
ESG Securitized Fund	555,459	1,489,248
Flexible Income Fund	151,423,006	63,179,707
Floating Rate Income Fund	165,274,123	291,261,854
High Yield Bond Fund	609,886,249	766,497,881
Intermediate Bond Fund	254,986,173	212,806,522
Investment Grade Credit Fund	2,689,837	3,460,394
Low Duration Bond Fund	822,498,591	1,109,887,043
Opportunistic High Income Credit Fund	3,522,954	4,047,835
Strategic Income Fund	37,698,303	7,584,408
Total Return Bond Fund	12,840,695,517	13,905,905,907
Ultra Short Bond Fund	38,624,290	80,102,260
Unconstrained Bond Fund	918,771,137	1,489,672,605

Investment transactions in U.S. government securities for the year ended March 31, 2023 were as follows:
PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$32,927,983	$32,962,380
Corporate Bond Fund	8,872,151	8,671,308
ESG Securitized Fund	34,972,384	35,276,159
Flexible Income Fund	606,802,795	557,967,357
Intermediate Bond Fund	4,408,967,923	4,270,305,888
Investment Grade Credit Fund	20,955,709	19,152,092
Low Duration Bond Fund	10,327,084,302	10,672,736,899
Strategic Income Fund	69,930,641	60,587,193
Total Return Bond Fund	311,961,929,115	319,091,298,486
Ultra Short Bond Fund	630,251,406	652,484,500
Unconstrained Bond Fund	7,072,767,813	6,904,411,075

Purchases include the Flexible Income Fund, Total Return Bond Fund, and Unconstrained Bond Fund’s purchase of certain securities from affiliated investment accounts for a total of $4,296,263, $19,339,507, and $13,860,487, respectively. These trades are settled for cash in accordance with the valuation and other requirements set forth in Rule 17a-7 under the 1940 Act. There were no sales to affiliates, and no associated realized gains or losses to report during the period.

Annual Report March 2023 / 352

Notes to Financial Statements (Continued)

Investment transactions in the shares of affiliated issuers for the year ended March 31, 2023 were as follows:

	VALUE AT BEGINNING OF YEAR	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF YEAR	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
High Yield Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

Total Return Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	$—	$—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the AlphaTrak 500 Fund, the Corporate Bond Fund, the ESG Securitized Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.40%, 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.50%, 0.65%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2023, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]

	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.40%	N/A	N/A	N/A	N/A	0.45%	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
ESG Securitized Fund	0.40%	0.40%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.55%	0.90%	0.70%	N/A	N/A	0.60%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Opportunistic High Income Credit Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Strategic Income Fund	0.65%	0.65%	N/A	N/A	N/A	1.04%	0.80%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.54%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%	1.04%	0.80%	N/A	N/A	0.70%

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2023, unless approved by the Board.

353 / Annual Report March 2023

Notes to Financial Statements (Continued)

At March 31, 2023, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2024	2025	2026	TOTAL

AlphaTrak 500 Fund	$122,267	$—	$270,246	$392,513

Corporate Bond Fund	257,070	257,575	293,711	808,356

ESG Securitized Fund	—	67,666	262,567	330,233

Flexible Income Fund	309,577	441,229	471,234	1,222,040

Floating Rate Income Fund	8,677	14,896	19,197	42,770

High Yield Bond Fund	158,414	145,095	130,452	433,961

Intermediate Bond Fund	4,895	62	22,452	27,409

Investment Grade Credit Fund	259,548	264,265	293,818	817,631

Opportunistic High Income Credit Fund	—	96,407	250,735	347,142

Strategic Income Fund	58,687	566,609	339,161	964,457

Ultra Short Bond Fund	310,177	355,828	326,076	992,081

Unconstrained Bond Fund	—	—	13,017	13,017

Total	$1,489,312	$2,209,632	$2,692,666	$6,391,610

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. For the period from January 1, 2021 to December 31, 2021, each of the independent trustees received an annual retainer of $135,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board received an annual retainer of $55,500. The respective chairman of the Audit Committee and the Nominating and Governance Committee each received an additional annual retainer of $37,000 and $18,500, respectively. Effective January 1, 2022, the annual retainer for each independent trustee is $150,000, and the additional retainer for the chairman of the Board is $60,000. Also effective January 1, 2022, the additional retainer for the chairman of the Audit Committee and the chairman of the Nomination and Governance Committee is $40,000 and $20,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the ESG Securitized Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2023. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2023, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

Annual Report March 2023 / 354

Notes to Financial Statements (Continued)

8.	COMMITMENTS AND CONTINGENCIES

The Flexible Income Fund, Floating Rate Income Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund and Unconstrained Bond Fund had the following unfunded commitments and unrealized gain (loss) by investment as of March 31, 2023:

FLEXIBLE INCOME FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED (LOSS)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	$102,038	$(4,280)

Total Unfunded Commitments		$102,038	$(4,280)

FLOATING RATE INCOME FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED (LOSS)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	$204,076	$(12,143)
Dermatology Intermediate Holdings, Inc., Delayed-Draw Term Loan, 1st Lien	April 2029	10,003	(185)

Total Unfunded Commitments		$214,079	$(12,328)

INTERMEDIATE BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	$3,952	$48

Total Unfunded Commitments		$3,952	$48

LOW DURATION BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED (LOSS)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	$288,151	$(14,800)

Total Unfunded Commitments		$288,151	$(14,800)

TOTAL RETURN BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED (LOSS)
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	$819,903	$(4,746)

Total Unfunded Commitments		$819,903	$(4,746)

UNCONSTRAINED BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
AthenaHealth Group, Inc., Delayed-Draw Term Loan B, 1st Lien	February 2029	$51,094	$616

Total Unfunded Commitments		$51,094	$616

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

355 / Annual Report March 2023

Notes to Financial Statements (Continued)

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK 500 FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022
Change in Fund shares:
Shares outstanding at beginning of year	3,928,208	2,773,846

Shares sold	169,686	1,298,545
Shares issued through reinvestment of distributions	149,894	971,033
Shares redeemed	(1,313,448)	(1,115,216)

Net increase (decrease) in fund shares	(993,868)	1,154,362

Shares outstanding at end of year	2,934,340	3,928,208

	CORPORATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	568,258	768,830	701,050	444,057

Shares sold	116,264	192,521	24,849	360,108
Shares issued through reinvestment of distributions	15,926	16,192	15,050	18,162
Shares redeemed	(224,753)	(409,285)	(423,187)	(121,277)

Net increase (decrease) in fund shares	(92,563)	(200,572)	(383,288)	256,993

Shares outstanding at end of year	475,695	568,258	317,762	701,050

	ESG SECURITIZED FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022*	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022*

Change in Fund shares:
Shares outstanding at beginning of period	1,738	—	1,137,535	—

Shares sold	4,755	1,735	340,886	1,132,869
Shares issued through reinvestment of distributions	923		37,255	4,988
Shares redeemed	(627)	—	(526,394)	(322)

Net increase (decrease) in fund shares	4,220	1,738	(148,253)	1,137,535

Shares outstanding at end of period	5,958	1,738	989,282	1,137,535

* The Fund commenced operations on October 1, 2021.

	FLEXIBLE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	3,651,661	2,147,224	20,317,792	16,108,761

Shares sold	5,112,956	3,650,896	28,619,685	13,905,850
Shares issued through reinvestment of distributions	409,001	237,569	2,158,115	1,621,341
Shares redeemed	(2,961,688)	(2,384,028)	(15,438,583)	(11,318,160)

Net increase in fund shares	2,560,269	1,504,437	15,339,217	4,209,031

Shares outstanding at end of year	6,211,930	3,651,661	35,657,009	20,317,792

Annual Report March 2023 / 356

Notes to Financial Statements (Continued)

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	1,737,330	1,387,808	48,557,554	41,999,130

Shares sold	429,534	927,690	7,854,538	12,676,785
Shares issued through reinvestment of distributions	80,718	44,164	2,176,860	1,348,588
Shares redeemed	(1,063,558)	(622,332)	(23,235,709)	(7,466,949)

Net increase (decrease) in fund shares	(553,306)	349,522	(13,204,311)	6,558,424

Shares outstanding at end of year	1,184,024	1,737,330	35,353,243	48,557,554

	FLOATING RATE INCOME FUND
	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	10	10

Shares sold	—	—
Shares issued through reinvestment of distributions	1	—

Net increase in fund shares	1	—

Shares outstanding at end of year	11	10

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	16,894,728	18,755,387	54,977,626	54,120,573

Shares sold	5,223,122	4,289,757	21,306,338	28,529,831
Shares issued through reinvestment of distributions	848,748	658,585	2,218,309	2,104,002
Shares redeemed	(8,255,492)	(6,809,001)	(38,905,335)	(29,776,780)

Net increase (decrease) in fund shares	(2,183,622)	(1,860,659)	(15,380,688)	857,053

Shares outstanding at end of year	14,711,106	16,894,728	39,596,938	54,977,626

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	2,450,422	3,395,400	76,102,332	71,377,801

Shares sold	715,696	645,465	48,199,978	14,653,122
Shares issued through reinvestment of distributions	68,103	41,504	2,450,385	1,206,765
Shares redeemed	(1,033,479)	(1,631,947)	(35,053,527)	(11,135,356)

Net increase (decrease) in fund shares	(249,680)	(944,978)	15,596,836	4,724,531

Shares outstanding at end of year	2,200,742	2,450,422	91,699,168	76,102,332

	INVESTMENT GRADE CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	259,570	219,784	992,802	1,044,749

Shares sold	170,204	450,559	333,416	1,818,446
Shares issued through reinvestment of distributions	25,100	15,710	73,219	81,937
Shares redeemed	(67,875)	(426,483)	(466,114)	(1,952,330)

Net increase (decrease) in fund shares	127,429	39,786	(59,479)	(51,947)

Shares outstanding at end of year	386,999	259,570	933,323	992,802

357 / Annual Report March 2023

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	55,362,416	50,165,234	235,428,672	229,018,746

Shares sold	11,354,337	12,487,486	80,958,050	101,789,983
Shares issued through reinvestment of distributions	1,400,421	454,037	5,451,820	2,460,757
Shares redeemed	(32,123,581)	(7,744,341)	(143,672,112)	(97,840,814)

Net increase (decrease) in fund shares	(19,368,823)	5,197,182	(57,262,242)	6,409,926

Shares outstanding at end of year	35,993,593	55,362,416	178,166,430	235,428,672

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	154,242	7,678

Shares sold	31,293	243,605
Shares issued through reinvestment of distributions	1,504	1,151
Shares redeemed	(186,967)	(98,192)

Net increase (decrease) in fund shares	(154,170)	146,564

Shares outstanding at end of year	72	154,242

	OPPORTUNISTIC HIGH INCOME CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022*	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022*

Change in Fund shares:
Shares outstanding at beginning of period	7,782	—	330,792	—

Shares sold	70,852	7,752	65,689	303,418
Shares issued through reinvestment of distributions	2,344	264	32,804	27,374
Shares redeemed	(39,424)	(234)	(196,480)	—

Net increase (decrease) in fund shares	33,772	7,782	(97,987)	330,792

Shares outstanding at end of period	41,554	7,782	232,805	330,792

* The Fund commenced operations on August 2, 2021.

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	2,439,193	1,975,844	1,351,121	1,251,843

Shares sold	6,912,813	1,234,339	2,020,509	937,224
Shares issued through reinvestment of distributions	400,592	222,558	175,122	147,770
Shares redeemed	(1,626,837)	(993,548)	(1,054,584)	(985,716)

Net increase in fund shares	5,686,568	463,349	1,141,047	99,278

Shares outstanding at end of year	8,125,761	2,439,193	2,492,168	1,351,121

Annual Report March 2023 / 358

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	609,964,109	661,139,405	4,611,465,986	4,897,035,762

Shares sold	383,552,935	147,998,834	1,136,670,438	1,211,638,765
Shares issued through reinvestment of distributions	19,723,265	7,623,648	127,328,940	61,975,142
Shares redeemed	(318,898,902)	(206,797,778)	(1,735,660,047)	(1,559,183,683)

Net increase (decrease) in fund shares	84,377,298	(51,175,296)	(471,660,669)	(285,569,776)

Shares outstanding at end of year	694,341,407	609,964,109	4,139,805,317	4,611,465,986

	TOTAL RETURN BOND FUND
	CLASS I-2	CLASS I-2
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	16,736,662	10,801,035

Shares sold	8,077,028	11,931,840
Shares issued through reinvestment of distributions	490,417	219,971
Shares redeemed	(14,298,908)	(6,216,184)

Net increase (decrease) in fund shares	(5,731,463)	5,935,627

Shares outstanding at end of year	11,005,199	16,736,662

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	192,601,234	192,427,211	2,324,492,622	2,425,345,101

Shares sold	31,195,068	39,078,639	338,504,144	475,768,210
Shares issued through reinvestment of distributions	5,128,907	2,008,237	67,148,068	33,232,551
Shares redeemed	(62,012,222)	(40,912,853)	(704,076,477)	(609,853,240)

Net increase (decrease) in fund shares	(25,688,247)	174,023	(298,424,265)	(100,852,479)

Shares outstanding at end of year	166,912,987	192,601,234	2,026,068,357	2,324,492,622

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	9,455,483	14,559,872	37,852,952	42,554,510

Shares sold	822,824	4,029,512	15,775,043	25,590,708
Shares issued through reinvestment of distributions	151,914	63,776	585,925	296,146
Shares redeemed	(5,554,858)	(9,197,677)	(29,418,461)	(30,588,412)

Net (decrease) in fund shares	(4,580,120)	(5,104,389)	(13,057,493)	(4,701,558)

Shares outstanding at end of year	4,875,363	9,455,483	24,795,459	37,852,952

359 / Annual Report March 2023

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	19,230,240	21,607,830	326,977,316	273,766,820

Shares sold	2,686,340	3,405,824	97,731,807	128,854,698
Shares issued through reinvestment of distributions	864,124	720,405	10,194,594	9,599,441
Shares redeemed	(7,399,119)	(6,503,819)	(208,745,619)	(85,243,643)

Net increase (decrease) in fund shares	(3,848,655)	(2,377,590)	(100,819,218)	53,210,496

Shares outstanding at end of year	15,381,585	19,230,240	226,158,098	326,977,316

	UNCONSTRAINED BOND FUND
	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022

Change in Fund shares:
Shares outstanding at beginning of year	10,805,285	5,342,862

Shares sold	22,518,298	9,973,405
Shares issued through reinvestment of distributions	1,610,878	391,609
Shares redeemed	(1,060,861)	(4,902,591)

Net increase in fund shares	23,068,315	5,462,423

Shares outstanding at end of year	33,873,600	10,805,285

10.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2023, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	SHORT-TERM NON-EXPIRING AMOUNTS*	LONG-TERM NON-EXPIRING AMOUNTS*
AlphaTrak 500 Fund	$2,371,261	$2,322,290
Corporate Bond Fund	316,893	385,151
ESG Securitized Fund	434,530	22,895
Flexible Income Fund	5,952,817	2,364,301
Floating Rate Income Fund	2,675,049	15,170,932
High Yield Bond Fund	34,960,290	43,644,133
Intermediate Bond Fund	56,011,759	6,434,752
Investment Grade Credit Fund	801,682	463,152
Low Duration Bond Fund	108,883,996	43,790,099
Opportunistic High Income Credit Fund	214,638	114,669
Strategic Income Fund	444,685	3,072,928
Total Return Bond Fund	5,958,665,330	605,251,281
Ultra Short Bond Fund	5,651,930	3,700,139
Unconstrained Bond Fund	52,981,504	—

* Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Annual Report March 2023 / 360

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2023, the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Undistributed ordinary income
(inclusive of short-term gains)	$26,023	$—	$—	$—	$664,431	$2,394,133
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	(78)	(614)	—	(107,786)	(513,807)	(418,752)
Accumulated capital loss carry forwards and post- October losses	(4,693,551)	(1,215,767)	(639,561)	(10,123,806)	(17,845,981)	(78,604,423)

Net unrealized appreciation (depreciation)	(1,151,501)	(1,239,729)	(1,135,557)	(37,262,809)	(14,256,957)	(68,874,392)

Total accumulated earnings (losses)	$(5,819,107)	$(2,456,110)	$(1,775,118)	$(47,494,401)	$(31,952,314)	$(145,503,434)

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$49,397	$—	$417,792	$—	$312,893	$—
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	(402,307)	(532)	(678,678)	(22,383)	(8,820)	(16,168,689)
Accumulated capital loss carryforwards and post- October losses	(62,446,511)	(1,264,834)	(152,674,095)	(471,794)	(3,517,613)	(7,421,602,418)
Net unrealized appreciation (depreciation)	(21,529,634)	(2,083,029)	(52,211,095)	(329,834)	(7,634,461)	(4,401,416,051)

Total accumulated earnings (losses)	$(84,329,055)	$(3,348,395)	$(205,146,076)	$(824,011)	$(10,848,001)	$(11,839,187,158)

361 / Annual Report March 2023

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$107,101	$—
Undistributed long-term gains	—	—
Other temporary differences	(2,173)	(3,129,608)
Accumulated capital loss carryforwards and post-October losses	(10,649,399)	(134,124,094)
Net unrealized appreciation (depreciation)	(1,851,328)	(398,168,695)

Total accumulated earnings (losses)	$(12,395,799)	$(535,422,397)

Permanent differences incurred during the fiscal year ended March 31, 2023, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE (DECREASE) ACCUMULATED EARNINGS (LOSS)	INCREASE (DECREASE) PAID-IN-CAPITAL

AlphaTrak 500 Fund	$649	$(649)

Corporate Bond Fund	480	(480)

Flexible Income Fund	32,096	(32,096)

Intermediate Bond Fund	41,601	(41,601)

Opportunistic High Income Credit Fund	80	(80)

Total Return Bond Fund	3,411,613	(3,411,613)

Unconstrained Bond Fund	1,274,915	(1,274,915)

The permanent differences are due to non-deductible expenses and taxable overdistribution paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$888,057	$4,904,144	$283,604	$315,930
Net long-term capital gains	537,219	6,902,086	—	55,831

Total taxable distributions	$1,425,276	$11,806,230	$283,604	$371,761

	ESG SECURITIZED FUND		FLEXIBLE INCOME FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$324,338	$48,438	$22,045,745	$17,192,300
Net long-term capital gains	—	—	—	540,585

Total taxable distributions	$324,338	$48,438	$22,045,745	$17,732,885

	FLOATING RATE INCOME FUND		HIGH YIELD BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$25,266,781	$15,620,404	$31,729,934	$30,481,103

Total taxable distributions	$25,266,781	$15,620,404	$31,729,934	$30,481,103

Annual Report March 2023 / 362

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$26,787,772	$10,530,092	$770,112	$930,563
Net long-term capital gains	—	2,724,855	—	—
Return of Capital	—	—	24,661	—

Total taxable distributions	$26,787,772	$13,254,947	$794,773	$930,563

	LOW DURATION BOND FUND		OPPORTUNISTIC HIGH INCOME CREDIT FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$61,930,890	$27,329,398	$270,955	$265,147
Return of Capital	—	—	7,781	—

Total taxable distributions	$61,930,890	$27,329,398	$278,736	$265,147

	STRATEGIC INCOME FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,713,024	$2,814,589	$2,163,571,272	$1,211,584,483

Total taxable distributions	$3,713,024	$2,814,589	$2,163,571,272	$1,211,584,483

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

	MARCH 31, 2023	MARCH 31, 2022	MARCH 31, 2023	MARCH 31, 2022

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,041,991	$1,534,325	$170,616,814	$135,350,036
Net long-term capital gains	—	—	—	20,305,457

Total taxable distributions	$3,041,991	$1,534,325	$170,616,814	$155,655,493

Tax Cost

As of March 31, 2023, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND
Tax Cost	$30,066,225	$8,458,256	$10,878,851	$435,444,303	$349,381,225	$548,054,643
Gross unrealized appreciation	138,478	37,025	10,962	3,538,225	1,850,042	6,717,612
Gross unrealized (depreciation)	(1,289,979)	(1,275,040)	(1,146,554)	(40,797,997)	(16,095,685)	(75,595,145)

Net unrealized appreciation (depreciation)	$(1,151,501)	$(1,238,015)	$(1,135,592)	$(37,259,772)	$(14,245,643)	$(68,877,533)

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND
Tax Cost	$1,025,857,663	$13,414,313	$2,263,193,153	$3,273,843	$82,977,209	$82,676,903,118
Gross unrealized appreciation	8,609,518	67,238	10,588,377	78,862	854,967	546,386,372
Gross unrealized (depreciation)	(30,144,141)	(2,148,733)	(63,334,736)	(408,696)	(8,485,947)	(4,938,111,935)

Net unrealized appreciation (depreciation)	$(21,534,623)	$(2,081,495)	$(52,746,359)	$(329,834)	$(7,630,980)	$(4,391,725,563)

363 / Annual Report March 2023

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost	$150,572,132	$3,823,797,272
Gross unrealized appreciation	622,075	32,374,495
Gross unrealized (depreciation)	(2,473,900)	(430,092,568)

Net unrealized appreciation (depreciation)	$(1,851,825)	$(397,718,073)

11.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 6, 2023. The interest rate on borrowing is the higher of the federal funds rate or SOFR plus 0.10%, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended March 31, 2023. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

12.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

13.	NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are in effect for the Fund. There have been no impacts to date.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. We are currently evaluating the impact of the adoption of ASU 2022-03 on our consolidated financial statements.

Annual Report March 2023 / 364

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan West Funds (the “Trust”) comprising the Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West ESG Securitized Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Opportunistic High Income Credit Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Unconstrained Bond Fund (the “Funds”), including the schedules of portfolio investments, as of March 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (as to Metropolitan West High Yield Bond Fund, consolidated financial highlights for one year in the period ended March 31, 2019) for each of the five years in the period then ended for the Funds, except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Flexible Income Fund, Metropolitan West Opportunistic High Income Credit Fund, and Metropolitan West ESG Securitized Fund; the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the table below for Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Flexible Income Fund, Metropolitan West Opportunistic High Income Credit Fund, and Metropolitan West ESG Securitized Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting Metropolitan West Funds as of March 31, 2023, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below) in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Metropolitan West Funds	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights

Metropolitan West Corporate Bond Fund	For the year ended March 31, 2023	For the years ended March 31, 2023 and 2022	For the years ended March 31, 2023, March 31, 2022, March 31, 2021, March 31, 2020, and the period from June 29, 2018 (commencement of operations) through March 31, 2019

Metropolitan West Investment Grade Credit Fund	For the year ended March 31, 2023	For the years ended March 31, 2023 and 2022	For the years ended March 31, 2023, March 31, 2022, March 31, 2021, March 31, 2020, and the period from June 29, 2018 (commencement of operations) through March 31, 2019

Metropolitan West Flexible Income Fund	For the year ended March 31, 2023	For the years ended March 31, 2023 and 2022	For the years ended March 31, 2023, March 31, 2022, March 31, 2021, March 31, 2020, and the period from June 29, 2018 (commencement of operations) through March 31, 2019

365 / Annual Report March 2023

Metropolitan West Opportunistic High Income Credit Fund	For the year ended March 31, 2023	For the year ended March 31, 2023 and the period from August 2, 2021 (commencement of operations) through March 31, 2022	For the year ended March 31, 2023 and the period from August 2, 2021 (commencement of operations) through March 31, 2022

Metropolitan West ESG Securitized Fund	For the year ended March 31, 2023	For the year ended March 31, 2023 and the period from October 1, 2021 (commencement of operations) through March 31, 2022	For the year ended March 31, 2023 and the period from October 1, 2021 (commencement of operations) through March 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 25, 2023

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

Annual Report March 2023 / 366

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2023, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	ESG SECURITIZED FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND

Net Investment Income Distributions	59.60%	100.00%	100.00%	100.00%	100.00%	100.00%

Short-Term Capital Gain Distributions	2.71%	0.00%	0.00%	0.00%	0.00%	0.00%

Long-Term Capital Gain Distributions	37.69%	0.00%	0.00%	0.00%	0.00%	0.00%

Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.10%	0.00%

Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

U.S. Government Interest (3)	9.71%	3.32%	14.73%	3.50%	0.86%	0.67%

Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualified Interest Income (5)	79.33%	85.47%	89.23%	90.20%	99.72%	93.54%

Qualified Short-Term Capital Gain (6)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	INTERMEDIATE BOND FUND	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND

Net Investment Income Distributions	100.00%	96.90%	100.00%	96.93%	100.00%	100.00%

Short-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.28%	0.00%	0.00%

Long-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Return of Capital	0.00%	3.10%	0.00%	2.79%	0.00%	0.00%

Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%	0.00%	1.20%	0.00%	0.00%

Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	1.08%	0.00%	0.00%

U.S. Government Interest (3)	38.46%	2.43%	20.84%	0.73%	4.04%	27.37%

Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualified Interest Income (5)	86.52%	93.83%	87.27%	93.37%	89.93%	83.79%

Qualified Short-Term Capital Gain (6)	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Net Investment Income Distributions	100.00%	100.00%

Short-Term Capital Gain Distributions	0.00%	0.00%

Long-Term Capital Gain Distributions	0.00%	0.00%

Return of Capital	0.00%	0.00%

Tax-Exempt Interest	0.00%	0.00%

Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%

Qualifying Dividend Income (2)	0.00%	0.00%

U.S. Government Interest (3)	29.43%	2.17%

Foreign Tax Credit (4)	0.00%	0.00%

Qualified Interest Income (5)	86.20%	79.24%

Qualified Short-Term Capital Gain (6)	0.00%	0.00%

367 / Annual Report March 2023

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short- term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

Annual Report March 2023 / 368

Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine whether to specify highly liquid investment minimum (and, if so, at what level), limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program (the “Program Administrator”).

On March 6, 2023, the Board reviewed the Program Administrator’s written annual report (the “Report”) concerning the operation of the Funds’ Liquidity Program for the calendar year ended December 31, 2022 (the “Reporting Period”). The Report addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s Highly Liquidity Investment Minimum (“HLIM”). The Report discussed, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and the operation and monitoring of the HLIM assigned to a Fund, as applicable; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions. The Report concluded that the Liquidity Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented with respect to each Fund during the Reporting Period.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

369 / Annual Report March 2023

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LLC Metropolitan West Asset Management, LLC

TCW Funds Inc.	TCW Direct Lending LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending VII LLC
Metropolitan West Funds	TCW Direct Lending VIII LLC
Sepulveda Management LLC	TCW Star Direct Lending LLC

Effective February 2023

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

Annual Report March 2023 / 370

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, and TCW Star Direct Lending LLC.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.	TCW DIRECT LENDING LLC

TCW FUNDS, INC.	TCW DIRECT LENDING VII LLC

TCW STRATEGIC INCOME FUND, INC.	TCW DIRECT LENDING VIII LLC

METROPOLITAN WEST FUNDS	TCW STAR DIRECT LENDING LLC

SEPULVEDA MANAGEMENT LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

371 / Annual Report March 2023

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MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Managing Director (since 1999), Synergy Trading (securities-trading partnership).	14	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	President (since 2003), Wilson Ave. Consulting (business consulting firm).	33	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed- end fund)

Martin Luther King III (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 1997	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	14	None

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 - 2019), KBS Capital Advisors (a manager of real estate investment trusts).	33	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed- end fund); TCW DL VII Financing LLC (private fund)

Annual Report March 2023 / 374

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021) and Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate services and technology company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (parking services company).	14	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Director of Fixed Income (since February 2022), Forest Road Securities (broker-dealer); Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – January 2022), Cowen Prime Services (broker-dealer).	33	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company) ; TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company)

Interested Trustees**

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	President and Generalist Portfolio Manager (since 1996), the Adviser; Group Managing Director (since 2010), The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC.	14	TCW Direct Lending, LLC (business development company); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company)

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Group Managing Director (since 2000), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. Mr. Moore is a member of the CFA Institute.	14	None

	Officers of the Trust who are not Trustees

Kathryn Koch (1980)	President and Principal Executive Officer	Indefinite term, since February 2023	President and Chief Executive Officer (since February 2023), The TCW Group, Inc., TCW LLC, the Advisor, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Chief Investment Officer of Public Equity (2004 – January 2023), Goldman Sachs.	1	TCW Strategic Income Fund, Inc. (closed-end fund)

375 / Annual Report March 2023

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS ****	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite term, since February 2021	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2008), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and The TCW Group, Inc. and (since 2016), TCW LLC; Treasurer and Principal Financial Officer and Accounting Officer (since 2014), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Managing Director of Fund Operations (since November 2006), the Adviser and (since 2009), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2009), TCW Funds, Inc. and TCW Strategic Income Fund, Inc. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Group Managing Director (since August 1996), the Adviser and (since 2010), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC.	N/A	N/A

Gladys Xiques (1973)	Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite term, since January 2021	Group Managing Director and Global Chief Compliance Officer (since January 2021), the Adviser, TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC; Global Chief Compliance Officer of The TCW Group, Inc. (since January 2021); Chief Compliance Officer and AML Officer (since January 2021), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Senior Vice President (February 2015 – December 2020), the Adviser, TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC.	N/A	N/A

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Executive Vice President, General Counsel and Secretary (since February 2013), the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW Asset Management Company LLC and (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

Peter Davidson (1972)	Vice President and Assistant Secretary	Indefinite term, since September 2022	Senior Vice President, Associate General Counsel and Assistant Secretary (since July 2022), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Assistant Secretary (since September 2022), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020 – July 2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 – August 2020), Resolute Investment Managers; Assistant General Counsel (2003 – October 2019), Invesco Ltd.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.
****	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Annual Report March 2023 / 376

MetWest Funds

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Ronald J. Consiglio

Patrick C. Haden

Martin Luther King, III

Laird R. Landmann

Peter McMillan

Patrick Moore

Robert G. Rooney

Andrew Tarica

Officers

Kathryn Koch

President and Principal Executive Officer

Richard Villa

Treasurer, Principal Financial Officer and

Principal Accounting Officer

Gladys Xiques

Chief Compliance Officer and

Anti-Money Laundering Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 534453

Pittsburgh, PA 15253-4453

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call:

(213) 244-0000 or (800) 241-4671 (toll-free)

www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent 12-month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 5/2023

(b)	Not applicable.

Item 2.  Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

Pursuant to Item 13(a)(1), the registrant is filing as an exhibit a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $610,054 for 2023 and $592,285 in 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 in 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $130,998 for 2023 and $115,878 in 2022.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0for 2023 and $0 in 2022.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,167,405 for 2023 and $868,519 in 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ Kathryn Koch
Kathryn Koch, President and Principal Executive Officer (principal executive officer)

Date	June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathryn Koch
Kathryn Koch, President and Principal Executive Officer (principal executive officer)

Date	June 2, 2023

By (Signature and Title)*	/s/ Richard Villa
Richard Villa, Treasurer, Principal Financial Officer and Principal Accounting Officer (principal financial officer)

Date	June 2, 2023

* Print the name and title of each signing officer under his or her signature.